UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

 (Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

 (Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

 (Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (800) 480-4111

Date of fiscal year end:  Last day of February

Date of reporting period: March 1, 2008 through August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2008 (UNAUDITED)

JPMorgan Funds

Municipal

Bond

Funds

JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan West Virginia Municipal Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Arizona Municipal Bond Fund	2
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	6
JPMorgan Michigan Municipal Bond Fund	8
JPMorgan Municipal Income Fund	10
JPMorgan Ohio Municipal Bond Fund	12
JPMorgan Short Term Municipal Bond Fund	14
JPMorgan Tax Free Bond Fund	16
JPMorgan West Virginia Municipal Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	62
Financial Highlights	78
Notes to Financial Statements	96
Schedule of Shareholder Expenses	105
Board Approval of Investment Advisory Agreements	108

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

**	Tax Aware Real Return — Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise. The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations. The Fund may be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

***	Highbridge Statistical Market Neutral — There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. The Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year). This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

PRESIDENT’S LETTER
SEPTEMBER 30, 2008 (Unaudited)

Dear Shareholder:

Events over the last year and particularly, over the last few months have produced one of the most challenging market environments in recent memory. An economy, already weakened by falling home prices and high energy costs, has been further damaged by a major global financial crisis. While governments around the world have responded in a dramatic and forceful way, the outlook for the economy and financial markets remains unusually uncertain and this reality has contributed to higher volatility as well as significant declines in some markets. Indeed, the average daily move up or down in the Dow Jones Industrial Average (the “Dow”) over the past year has been 132 points, 72% higher than in the prior decade and, as of September 30, 2008, the Dow is down 23% from its peak of last October.

This is also a particularly difficult period for an area of the market that is not quite as visible to investors — the credit and fixed income markets. One measure of this is the difference between the three-month LIBOR rate — the rate at which banks lend to each other — and the prevailing rate on three-month Treasury bills. Between 1997 and 2006, the LIBOR rate averaged just 0.45% above the Treasury rate — indicating that banks regarded each other as very trustworthy borrowers. In September of this year, this gap widened to an average of 2.00% — indicating an extraordinary concern about the well-being of major financial institutions. The stress in credit markets has also been observed in significant increases in the yields on municipal and corporate debt and tightened lending standards by banks.

Rather than reacting emotionally during these times of uncertainty, we should focus on some fundamental tenets of investing. Among these are:

•	Developing and sticking with an investment plan that is both dispassionate and independent of short-term market events. While staying the course and sticking to a plan doesn’t eliminate risk, it does reduce the danger of buying and selling at the wrong time, a behavior that can undermine your investment goals.

•	Managing investment risks through diversification. A diverse mix of investments — including stocks, bonds, and cash, as well as alternative investments such as U.S. REITS, high yield income, commodities, and emerging markets debt — properly aligned to your investment goals, time horizon, and risk tolerance, can provide a smoother path of long-term returns.

•	Seeking long-term professional advice. As shareholders, you already know the value of professional advice. Take this time to consult with your financial advisor. Your advisor can help you maintain perspective, and ensure that your portfolio is properly positioned to defend against cycles of market volatility.

U.S. Treasury Department’s Temporary Guarantee Program

The financial crisis has also led to some questions about the safety of money market funds. Although the Funds in this report are not money market funds, the Funds use JPMorgan money market funds as a short term investment vehicle. All of JPMorgan’s money market funds continue to be invested in the highest quality short-term securities with strong liquidity positions and have maintained a $1.00 net asset value. JPMorgan’s approach to risk management, along with a stringent focus on credit standards and extensive experience in managing liquidity investments, have allowed our money market funds to maintain liquidity and provide current income to our shareholders throughout all market conditions.

Despite the fact that our fund complex is strong, we believe that it is in the best interests of our fund shareholders to participate in the U.S. Treasury Department’s Temporary Guarantee Program for U.S. Money Market Funds. With this program, shareholders in JPMorgan Money Market Funds (with the exception of the JPMorgan 100% U.S. Treasury Securities Money Market Fund) will have federal insurance on their existing balances as of September 19, 2008 and through the period ending December 18, 2008. Following this period, the Treasury will review whether the program should continue, and the JPMorgan Funds Board would vote on its continued participation.

New investing opportunities*

Even during market uncertainty, we continue to look to the future by introducing new products and differentiated investment solutions. As a leader in financial innovation, we have introduced 32 new funds over the past few years, including our Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return.** We’ve also expanded investment opportunities with innovative offerings such as the Highbridge Statistical Market Neutral Fund, which has the potential to add diversification, and seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing and lower overall risk.*** Your financial advisor can help you decide whether these strategies are appropriate for your portfolio.

Additionally, I am proud to unveil our newly designed website: www.jpmorganfunds.com. The site delivers more detailed information about our funds, and also offers online versions of our market views and commentaries, which provide essential and critical insights about the markets and economy. I encourage you to visit our site to learn more about our innovative products and resources and how they, along with our timeless principles of investing, can continue to serve you in this current market environment.

On behalf of everyone at JPMorgan Asset Management, thank you for your continued confidence and trust. We look forward to serving your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   1

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$163,312
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index*
Average Credit Quality	AA2/AA3
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Arizona Municipal Bond Fund, which seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal,** returned 3.69%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 4.40% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The Fund favored shorter- and intermediate-maturity bonds as opposed to longer-maturity bonds. However, as the yield curve flattened, it resulted in longer-maturity bonds outperforming the shorter- and intermediate-maturity bonds. The Fund’s duration positioning (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates), also hurt returns as it was slightly shorter than that of the benchmark.

The fixed income market started the period on a positive note, rebounding from historic rising interest rates and falling prices that took place in February. Turbulence in the financial sector coupled with continuing economic weakness resulted in Federal Reserve rate cuts and falling interest rates. On the positive side, an overweight in the water/sewer and education sectors also helped returns, as these two sectors outperformed those sectors that we underweighted.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities. As credit spreads widened during the period, our focus on high credit quality aided performance.

CREDIT QUALITY ALLOCATIONS****

AAA	42.4%
AA	38.9
A	15.4
BAA	0.6
BA & NR	2.7

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		3.71%	4.69%	3.22%	3.72%
With Sales Charge*		(0.16)	0.72	2.44	3.33
CLASS B SHARES	1/20/97
Without CDSC		3.44	4.06	2.57	3.18
With CDSC**		(1.56)	(0.94)	2.21	3.18
CLASS C SHARES	2/19/05
Without CDSC		3.29	3.94	2.55	3.04
With CDSC***		2.29	2.94	2.55	3.04
SELECT CLASS SHARES	1/20/97	3.69	4.88	3.46	3.97

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Kentucky Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 12, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$75,623
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index*
Average Credit Quality	AA1/AA2
Duration	5.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Kentucky Municipal Bond Fund, which seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of principal,** returned 3.94%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 4.40% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to its overall shorter duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates), relative to its benchmark. Although we extended the Fund’s duration strategy slightly to keep it in line with the benchmark, it remained shorter than the benchmark and detracted from performance in a falling interest rate environment. Portfolios with longer durations typically experience greater price appreciation when rates decline.

The fixed income market started the period on a positive note, rebounding from historic rising interest rates and falling prices that took place in February. Turbulence in the financial sector coupled with continuing economic weakness resulted in Federal Reserve rate cuts and falling interest rates.

On the positive side, some of the Fund’s longer-duration holdings contributed to performance and helped to offset some of the effects of the Fund’s overall duration positioning. Interest rates fell in parallel across all maturity sectors, which benefited longer-duration holdings. Although credit spreads continued to widen, high-quality, longer-term holdings in the zero-coupon, water and sewer revenue and healthcare sectors performed well.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slightly defensive interest rate strategy relative to the benchmark during the period. The Fund’s duration strategy was to slowly extend to bring it more in line with the benchmark. Specifically, we extended the duration to 5.54 years from 5.38 years while the duration of its benchmark remained relatively stable at 5.58 years from 5.59 years at the beginning of the period.

We continued to favor high-quality, intermediate-term securities in light of the current weak and uncertain economic environment. Given the Fund’s single-state nature, we held investments in most market sectors. Nevertheless, we remained very cautious about the corporate-backed sector in this market environment. We also managed the Fund with the shareholder’s tax status in mind, as the number of holdings subject to the alternative minimum tax remained relatively small.

CREDIT QUALITY ALLOCATIONS****

AAA	52.8%
AA	37.3
A	9.5
BA & NR	0.4

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

4   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/95
Without Sales Charge		3.91%	4.52%	3.21%	3.69%
With Sales Charge*		0.03	0.57	2.43	3.29
CLASS B SHARES	3/16/95
Without CDSC		3.50	3.87	2.54	3.15
With CDSC**		(1.50)	(1.13)	2.18	3.15
SELECT CLASS SHARES	3/12/93	3.94	4.79	3.46	3.95

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Kentucky Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Louisiana Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 29, 1989
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$74,354
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index*
Average Credit Quality	AA2/AA3
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Louisiana Municipal Bond Fund, which seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal,** returned 4.05%*** (Class A Shares, no sales charge) for the six months ended August 31, 2008, compared to the 4.40% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to its duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates), which was shorter than that of the benchmark. Although we extended the Fund’s duration strategy slightly to keep it in line with the benchmark, it remained shorter than the benchmark and detracted from performance in a falling interest rate environment. Portfolios with longer durations typically experience greater price appreciation when rates decline.

The fixed income market started the period on a positive note, rebounding from historic rising interest rates and falling prices that took place in February. Turbulence in the financial sector coupled with continuing economic weakness resulted in Federal Reserve rate cuts and falling interest rates.

On the positive side, interest rates fell in parallel across all maturity sectors, which benefited longer-duration holdings. Although credit spreads continued to widen, the Fund’s high-quality, longer-term zero-coupon and escrow holdings performed well.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slightly defensive interest rate strategy relative to the benchmark during the period. In addition, we extended the duration from 5.16 years to 5.29 years, while the duration of its benchmark remained relatively stable at 5.58 years from 5.59 years at the beginning of the period.

We continued to favor high-quality, intermediate-term securities in light of the current weak and uncertain economic environment. Given the Fund’s single-state nature, we held investments in most market sectors. Nevertheless, we remained very cautious about the corporate-backed sector in this market environment. We also managed the Fund with the shareholder’s tax status in mind, as the number of holdings subject to the alternative minimum tax remained relatively small.

CREDIT QUALITY ALLOCATIONS****

AAA	48.9%
AA	24.5
A	23.0
BAA	0.4
BA & NR	3.2

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

6   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/29/89
Without Sales Charge		4.05%	4.45%	3.20%	3.65%
With Sales Charge*		0.11	0.56	2.41	3.26
CLASS B SHARES	9/16/94
Without CDSC		3.71	3.77	2.53	3.12
With CDSC**		(1.29)	(1.23)	2.17	3.12
SELECT CLASS SHARES	3/26/96	4.20	4.74	3.46	3.92

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Louisiana Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 1, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$236,931
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index*
Average Credit Quality	AA2/AA3
Duration	5.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Michigan Municipal Bond Fund, which seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal,** returned 3.80%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 4.40% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The Fund favored shorter- and intermediate-maturity bonds as opposed to longer-maturity bonds. However, as the yield curve flattened, it resulted in longer-maturity bonds outperforming the shorter- and intermediate-maturity bonds in the index. Duration positioning (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) also hurt returns. The Fund’s duration was slightly shorter than that of the benchmark, which hindered performance.

The fixed income market started the period on a positive note, rebounding from historic rising interest rates and falling prices that took place in February. Turbulence in the financial sector coupled with continuing economic weakness resulted in Federal Reserve rate cuts and falling interest rates.

The Fund’s bias toward higher-quality bonds contributed to performance, as higher-rated securities outperformed lower-rated securities. An overweight in the water/sewer and education sectors also helped returns, as these two sectors outperformed those we underweighted.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities. To enhance the Fund’s geographic diversification, we maintained a relatively high weighting (within prospectus guidelines) in securities issued outside Michigan.

CREDIT QUALITY ALLOCATIONS****

AAA	44.8%
AA	30.0
A	23.4
BAA	1.3
BA & NR	0.5

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

8   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		3.68%	4.44%	3.16%	3.71%
With Sales Charge*		(0.18)	0.50	2.37	3.32
CLASS B SHARES	9/23/96
Without CDSC		3.31	3.80	2.50	3.20
With CDSC**		(1.69)	(1.20)	2.14	3.20
CLASS C SHARES	2/19/05
Without CDSC		3.25	3.73	2.51	3.08
With CDSC***		2.25	2.73	2.51	3.08
SELECT CLASS SHARES	2/1/93	3.80	4.71	3.42	3.97

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on February 1, 1993. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 9, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$1,566,495
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index*
Average Credit Quality	AA2/AA3
Duration	4.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Municipal Income Fund, which seeks current income exempt from federal income taxes,** returned 3.10%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 4.40% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due in part to housing bonds, which experienced dramatic spread-widening. Highly leveraged sellers liquidated their housing bond positions at distressed prices. This factor, combined with the lack of available buyers to absorb the supply, led to the spread-widening. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries.

The Fund’s investment in lower-quality bonds also hurt returns. The ongoing global credit crisis pushed credit spreads wider and, in that environment, higher-quality bonds outperformed lower-quality issues. Since the first half of 2007, when spreads were historically tight, the Fund has maintained a fairly conservative credit stance. We sold many of the Fund’s lower-rated positions in 2007 and emphasized better quality within the credit sectors. Thus, due to our relatively effective security and sector selections, credit has been only a slight performance detractor in 2008.

On the positive side, the Fund’s neutral-duration position (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates), relative to the benchmark, contributed to performance. A slight underweight in the longer end of the municipal yield curve also helped returns. The Fund also was underweight in insured bonds, which aided performance. As the crisis in the monoline insurance industry worsened, and insurers suffered multi-notch credit-rating downgrades, spreads on bonds insured by monoline insurers widened.

Q:	HOW WAS THE FUND MANAGED?

A:	As the credit crisis emerged, we invested new cash flows in high-quality sectors, such as pre-refunded bonds. We also sold lower-credit-quality bonds that we believed may face additional credit-related problems. Although we focused our new investments on high-quality sectors, we remained overweight in the housing and credit sectors, which experienced spread-widening. Given the uncertainty about the direction of interest rates, we kept the Fund’s duration relatively close to that of the benchmark.

CREDIT QUALITY ALLOCATIONS****

AAA	40.4%
AA	32.5
A	17.6
BAA	6.5
BA & NR	3.0

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

10   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		2.96%	3.50%	3.32%	3.53%
With Sales Charge*		(0.88)	(0.42)	2.54	3.13
CLASS B SHARES	1/14/94
Without CDSC		2.66	2.89	2.70	3.01
With CDSC**		(2.34)	(2.11)	2.34	3.01
CLASS C SHARES	11/4/97
Without CDSC		2.68	2.90	2.71	2.89
With CDSC***		1.68	1.90	2.71	2.89
SELECT CLASS SHARES	2/9/93	3.10	3.78	3.58	3.79

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$237,529
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index*
Average Credit Quality	AA2/AA3
Duration	5.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ohio Municipal Bond Fund, which seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal,** returned 3.75%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 4.40% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to its duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates), which was shorter than that of the benchmark. Although we extended the Fund’s duration strategy slightly to keep it in line with the benchmark, it remained shorter than the benchmark and detracted from performance in a falling interest rate environment. Portfolios with longer durations typically experience greater price appreciation when rates decline.

The fixed income market started the period on a positive note, rebounding from historic rising interest rates and falling prices that took place in February. Turbulence in the financial sector coupled with continuing economic weakness resulted in Federal Reserve rate cuts and falling interest rates.

On the positive side, the Fund’s longer-duration holdings contributed to performance and helped to offset some of the effects of the Fund’s overall duration positioning. Interest rates fell in parallel across all maturity sectors, which benefited longer-duration holdings. Although credit spreads continued to widen, high-quality, longer-term holdings in the zero-coupon, water and sewer revenue, and healthcare sectors performed well.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slightly defensive interest rate strategy relative to the benchmark during the period. In addition, we extended the duration to 5.34 years from 5.20 years, while the duration of its benchmark remained relatively stable at 5.58 years from 5.59 years at the beginning of the period.

We continued to favor high-quality, intermediate-term securities in light of the current weak and uncertain economic environment. Given the Fund’s single-state nature, we held investments in most market sectors. Nevertheless, we remained very cautious about the corporate-backed sector in this market environment. We also managed the Fund with the shareholder’s tax status in mind, as the number of holdings subject to the alternative minimum tax remained relatively small.

CREDIT QUALITY ALLOCATIONS****

AAA	40.2%
AA	35.7
A	18.2
BAA	5.4
BA & NR	0.5

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

12   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		3.61%	4.56%	3.26%	3.71%
With Sales Charge*		(0.25)	0.60	2.47	3.31
CLASS B SHARES	1/14/94
Without CDSC		3.35	3.97	2.63	3.17
With CDSC**		(1.65)	(1.03)	2.27	3.17
CLASS C SHARES	2/19/05
Without CDSC		3.30	4.00	2.63	3.05
With CDSC***		2.30	3.00	2.63	3.05
SELECT CLASS SHARES	7/2/91	3.75	4.94	3.53	3.98

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Short Term Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 4, 1998
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$251,826
Primary Benchmark	Lehman Brothers Short Municipal Bond Index*
Average Credit Quality	A1/A2
Duration	2.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Municipal Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,** returned 2.39%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 3.15% return of the Lehman Brothers Short Municipal Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to its yield-curve positioning. The yield curve steepened on the back of sharply declining rates at the shorter end of the curve, and the Fund’s bond holdings were not positioned to benefit from that move. In particular, the Fund was underweight in the one- to two-year maturity range, which outperformed longer-maturity bonds.

On the positive side, a slight bias toward maintaining longer portfolio duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) contributed to performance. Municipal yields fell during the period in response to the Federal Reserve’s (Fed) lowering of short-term interest rates. Although the Fed became more concerned with inflation pressure toward the end of the period — keeping the fed funds rate at 2.00% — the focus earlier in the period was sagging economic growth, which prompted an interest rate cut to help longer-duration fixed income assets.

Q:	HOW WAS THE FUND MANAGED?

A:	We managed the Fund with a defensive posture toward the bond insurance industry and diminishing market liquidity. Continued difficulties experienced by the broker/dealer community due to sub-prime mortgage losses hampered the Fund’s ability to sell bonds to raise cash. We employed a strategy of focusing on bonds with higher credit quality and more favorable structures. During this process, we exited certain general obligation credits in favor of essential-service revenue bonds, reduced mandatory put bonds and added to bullet maturity bonds.

CREDIT QUALITY ALLOCATIONS****

AAA	27.9%
AA	34.4
A	20.5
BAA	10.6
BA & NR	6.6

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

14   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/4/98
Without Sales Charge		2.28%	4.19%	2.55%	3.17%
With Sales Charge*		0.01	1.87	2.08	2.94
CLASS B SHARES	5/4/98
Without CDSC		1.99	3.70	2.04	2.84
With CDSC**		(1.01)	0.70	2.04	2.84
CLASS C SHARES	11/1/01	2.01	3.64	2.05	2.64
SELECT CLASS SHARES	5/4/98	2.39	4.43	2.82	3.44

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period and 0% CDSC for the five-year period and thereafter.

TEN YEAR PERFORMANCE (8/31/98 to 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on May 4, 1998. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Returns for Class C Shares prior to its inception are based on the performance of Select Class Shares. Returns for Class C Shares have been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Municipal Bond Fund, the Lehman Brothers Short Municipal Bond Index, and the Lipper Short Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers Short Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Short Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with short-term maturities. The Lipper Short Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Because Class B shares automatically convert to Class A shares after 6 years, the Since Inception average total return shown above for Class B reflects Class A performance for the period after conversion.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1988
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$860,710
Primary Benchmark	Lehman Brothers Municipal Bond Index*
Average Credit Quality	AA1/AA2
Duration	6.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Free Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal,** returned 4.32%*** (Class A Shares, no sales charge) for the six months ended August 31, 2008, compared to the 5.12% return for the Lehman Brothers Municipal Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to its income component. Since the Fund generally invests in a higher-quality portfolio than the benchmark, its yield is typically lower than that of the benchmark. To help offset this effect, we added zero-coupon bonds. However, spreads on zero-coupon bonds widened during the period, which dragged down performance. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total returns decline, relative to comparable-duration U.S. Treasuries.

On the positive side, the Fund’s yield-curve positioning contributed to performance. We positioned the Fund with an overweight in the short-end of the yield curve and an underweight at the long end, relative to the benchmark. The long end of the yield curve remained relatively flat, while the short end rallied. Since we held more assets at the short end of the curve, the rally helped performance. A focus on high-quality securities also helped returns. Spreads on higher-quality credits experienced less spread-widening than lower-quality revenue bonds.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a slight underweight in the long end of the yield curve, which was a positive influence on performance compared to the benchmark. During the period, we decreased the Fund’s holdings in California, as we anticipated more fallout from the real estate crisis. Spreads on these securities started to widen toward the end of the second quarter. We continued to add zero-coupon securities and some AA-rated hospital paper during the market sell-off. While these added to yields, spreads widened toward the end of the period.

We started to cover the Fund’s underweight slightly, moving more toward an index-like position. This effort helped limit the Fund’s interest rate risk compared to that of the benchmark. As is consistent with our tax-advantaged strategy, we maintained the Fund’s relatively low exposure to securities subject to the alternative minimum tax.

CREDIT QUALITY ALLOCATIONS****

AAA	41.2%
AA	37.8
A	18.0
BAA	2.6
BA & NR	0.4

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

16   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		4.32%	3.91%	3.68%	4.12%
With Sales Charge*		0.41	0.04	2.90	3.72
CLASS B SHARES	4/4/95
Without CDSC		4.06	3.21	2.98	3.56
With CDSC**		(0.94)	(1.79)	2.62	3.56
CLASS C SHARES	7/1/08
Without CDSC		4.07	3.22	2.73	2.89
With CDSC***		3.07	2.22	2.73	2.89
SELECT CLASS SHARES	2/1/95	4.42	4.10	3.86	4.34

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on March 1, 1988. The performance data includes the performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

Returns for Class C Shares prior to its inception date is based on the performance of Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Lehman Brothers Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index represents the total returns of the 30 largest mutual funds in the indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   17

JPMorgan West Virginia Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$92,332
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index*
Average Credit Quality	AA2/AA3
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan West Virginia Municipal Bond Fund, which seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal,** returned 3.66%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 4.40% return for the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The Fund favored shorter- and intermediate-maturity bonds as opposed to longer-maturity bonds. However, as the yield curve flattened, it resulted in longer-maturity bonds outperforming the shorter- and intermediate-maturity bonds in the index. Duration positioning (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) also hurt returns. The Fund’s duration was slightly shorter than that of the benchmark, which hindered performance.

The fixed income market started the period on a positive note, rebounding from historic rising interest rates and falling prices that took place in February. Turbulence in the financial sector coupled with continuing economic weakness resulted in Federal Reserve rate cuts and falling interest rates. On the positive side, an overweight in the water/sewer and education sectors also helped returns, as these two sectors outperformed those we underweighted.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to manage the Fund with a conservative bias, favoring high-credit-quality securities over lower-credit-quality securities. As credit spreads widened during the period, our focus on high credit quality aided performance.

CREDIT QUALITY ALLOCATIONS****

AAA	40.1%
AA	30.3
A	27.1
BAA	1.5
BA & NR	1.0

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

18   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		3.49%	4.52%	3.24%	3.72%
With Sales Charge*		(0.36)	0.57	2.46	3.33
CLASS B SHARES	1/20/97
Without CDSC		3.15	3.83	2.57	3.19
With CDSC**		(1.85)	(1.17)	2.20	3.19
SELECT CLASS SHARES	1/20/97	3.66	4.83	3.50	3.99

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan West Virginia Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B shares automatically convert to Class A shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 96.5%
	Municipal Bonds — 96.5%
	Arizona — 85.7%
	Arizona Health Facilities Authority, Banner Health,
1,185	Series A, Rev., 5.00%, 01/01/12	1,239
1,225	Series A, Rev., 5.00%, 01/01/14	1,291
660	Arizona Municipal Financing Program, Series 20, COP, VAR, BIG, 7.70%, 08/01/10 (p)	713
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.25%, 10/01/17	2,795
	Arizona School Facilities Board,
1,500	Series A, COP, MBIA, 5.00%, 09/01/12	1,623
3,000	Series A, COP, MBIA, 5.25%, 03/01/13 (p)	3,309
2,850	Arizona School Facilities Board, State School Improvement, Rev., 5.25%, 07/01/12 (p)	3,122
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.00%, 07/01/18	2,867
	Arizona State Transportation Board Highway,
500	Rev., 6.00%, 07/01/09	516
2,000	Series A, Rev., 5.25%, 07/01/12	2,196
3,000	Series B, Rev., 5.25%, 07/01/12	3,182
2,000	Arizona State Transportation Board, Maricopa County Regional Area Road Funding, Rev., 5.00%, 07/01/13	2,187
	Arizona State University,
1,500	Rev., FSA, 5.25%, 07/01/12	1,638
2,000	Rev., FSA, 5.25%, 07/01/12	2,163
	Arizona State University, Board of Regents,
2,000	COP, MBIA, 5.00%, 07/01/17	2,186
1,000	COP, MBIA, 5.00%, 07/01/17	1,082
	Arizona Student Loan Acquisition Authority,
1,030	Series A-1, Rev., GTD Student Loans, 5.40%, 11/01/09	1,065
1,000	Series A-1, Rev., GTD Student Loans, 5.88%, 11/01/09	1,027
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,500	Series A, Rev., 5.00%, 10/01/18	1,586
1,000	Series A, Rev., 5.38%, 10/01/09	1,041
2,250	Series A, Rev., 5.38%, 10/01/11 (p)	2,448
1,600	Series A, Rev., 5.50%, 10/01/09	1,669
1,110	Series A, Rev., 5.63%, 10/01/09	1,160
2,000	Series A, Rev., 5.75%, 10/01/09	2,093
1,665	City of Casa Grande, Excise Tax, Rev., AMBAC, 5.00%, 04/01/14	1,729
3,000	City of Gilbert, GO, MBIA, 5.00%, 07/01/16	3,310
1,520	City of Glendale IDA, Midwestern University, Rev., 5.00%, 05/15/14	1,594
1,090	City of Mesa, GO, FGIC, 5.38%, 07/01/14	1,198
3,000	City of Mesa IDA, Discovery Health Systems, Series A, Rev., MBIA, 5.63%, 01/01/10 (p)	3,157
1,000	City of Mesa, Street & Highway, Rev., FSA, 5.00%, 07/01/12	1,083
3,000	City of Mesa, Utility Systems, Rev., FGIC, 5.00%, 07/01/20	3,172
	City of Peoria,
1,000	GO, FGIC, 5.00%, 04/01/09 (p)	1,019
850	GO, FGIC, 5.40%, 04/01/09 (p)	869
2,000	City of Phoenix, GO, 5.88%, 07/01/10 (p)	2,131
125	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.35%, 09/24/08	125
355	City of Phoenix, Street & Highway, Rev., 6.50%, 10/06/08 (p)	367
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., FGIC, Zero Coupon, 07/01/12	2,183
2,000	City of Phoenix, Various Purpose, Series A, GO, 5.00%, 07/01/16	2,226
	City of Scottsdale,
655	GO, 5.25%, 07/01/11 (p)	713
2,000	GO, 5.75%, 07/01/09 (p)	2,067
1,875	Rev., 5.25%, 07/01/23	2,082
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.25%, 07/01/11	1,432
1,430	City of Scottsdale, Water & Sewer, Rev., 5.25%, 07/01/21	1,585
	City of Tempe, Excise Tax,
1,125	Rev., 5.00%, 07/01/16	1,240
970	Series A, Rev., 5.63%, 07/01/09 (p)	1,001
1,500	City of Tucson, GO, MBIA, 5.00%, 07/01/18	1,650
1,725	City of Tucson, Street & Highway, Junior Lien, Series 1994-E, Rev., FGIC, 5.50%, 07/01/10 (p)	1,830
1,000	Greater Arizona Development Authority, Series A, Rev., MBIA, 5.00%, 08/01/15	1,025
6,450	Maricopa County IDA, Capital Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (p)	5,164
2,000	Maricopa County, Elementary School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, FGIC, Zero Coupon, 01/01/11	1,859
1,000	Maricopa County, High School District No. 210-Phoenix, GO, FSA, 5.25%, 07/01/19	1,122

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arizona — Continued
1,265	Maricopa County, School District No. 38-Madison Elementary, Project of 2004, Series A, GO, MBIA, 5.00%, 07/01/15	1,335
1,225	Maricopa County, Unified School District No. 4-Mesa, GO, FSA, 5.00%, 07/01/11	1,308
1,020	Maricopa County, Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, FGIC, 4.75%, 07/01/11	1,055
	Maricopa County, Unified School District No. 69-Paradise Valley,
3,100	GO, AMBAC, 5.80%, 07/01/09	3,204
1,000	GO, MBIA, 6.35%, 07/01/10	1,071
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Certificates Ownership, Series A, GO, FGIC, 5.25%, 07/01/14	1,097
1,905	Navajo County, Unified School District No. 20, Project of 2005, Series A, Rev., MBIA, 5.00%, 07/01/18	2,042
1,500	Northern Arizona University, Research Projects, COP, AMBAC, 5.00%, 09/01/15	1,528
3,000	Phoenix Civic Improvement Corp., Sub Lien, Series B, Rev., MBIA, 5.00%, 07/01/15	3,298
100	Pima County IDA, Series A, Rev., 6.40%, 10/06/08	100
	Pima County, Justice Building Project,
1,065	Series A, COP, AMBAC, 5.00%, 07/01/16	1,140
1,000	Series A, COP, AMBAC, 5.00%, 07/01/17	1,066
1,560	Pima County, Unified School District No. 12 Sunnyside, GO, FSA, 5.00%, 07/01/14	1,719
	Scottsdale IDA, Healthcare,
1,000	Series A, Rev., 5.00%, 09/01/15	1,033
1,200	Series A, Rev., 5.00%, 09/01/18	1,163
	Scottsdale Municipal Property Corp.,
2,500	Rev., 5.00%, 07/01/14	2,763
3,000	Rev., 5.00%, 07/01/17	3,331
1,000	Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.50%, 10/06/08	1,001
	State of Arizona,
2,630	Series A, COP, FSA, 5.00%, 11/01/11	2,802
1,500	Series A, COP, FSA, 5.00%, 03/01/18	1,533
3,000	Tucson & Prima Counties IDA, Series B, Rev., GNMA/FNMA/FHLMC, 4.60%, 06/01/17	3,068
1,000	Tucson Airport Authority, Inc., Rev., FSA, 5.00%, 06/01/12	1,074
1,670	Tucson Airport Authority, Inc. Sub Lien, Rev., AMT, MBIA, 5.00%, 12/01/16	1,666
	University of Arizona,
1,365	Series A, COP, AMBAC, 5.00%, 06/01/15	1,441
1,555	Series A, COP, AMBAC, 5.50%, 06/01/12 (p)	1,708
1,000	Series B, COP, AMBAC, 5.00%, 06/01/15	1,040
145	University of Arizona, Unrefunded Balance, Series A, COP, AMBAC, 5.50%, 06/01/12	156
1,100	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., FSA, 5.13%, 10/06/08	1,113
3,000	Yuma County IDA, Multi-Family Mortgage, Series A, Rev., GNMA COLL, 6.10%, 09/20/09	3,020
1,000	Yuma County IDA, Yuma Regional Medical Center, Rev., MBIA, 5.50%, 10/06/08 (p)	1,013
		140,019
	Georgia — 1.7%
1,965	Main Street Natural Gas, Inc., Series A, Rev., 5.50%, 09/15/22	1,789
1,000	Municipal Electric Authority of Georgia, Project No. 1, Series A, Rev., 5.00%, 01/01/12	1,059
		2,848
	Illinois — 1.3%
1,000	City of Chicago, Wastewater Transmission, Second Lien, Series B, Rev., FGIC, 5.00%, 01/01/17	1,026
1,000	State of Illinois, GO, 5.00%, 01/01/16	1,055
		2,081
	Michigan — 2.0%
3,000	State of Michigan, Environmental Program, Series A, GO, 5.25%, 05/01/13 (p)	3,317
	New York — 1.3%
2,000	New York City, Series D, GO, FGIC-TCRS, 5.00%, 11/01/14	2,106
	Pennsylvania — 0.7%
1,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.00%, 09/01/14	1,057
	Texas — 3.1%
1,700	Eagle Mountain & Saginaw Independent School District, School Building, GO, PSF-GTD, 5.00%, 08/15/17	1,805
3,000	Texas State Transportation Commission, Series A, Rev., 5.25%, 04/01/14	3,330
		5,135

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	West Virginia — 0.7%
1,000	West Virginia School Building Authority, Capital Improvement, Series A, Rev., FGIC, 5.00%, 07/01/16	1,074
	Total Long-Term Investments (Cost $153,939)	157,637

SHARES
Short-Term Investment — 2.7%
	Investment Company — 2.7%
4,434	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $4,434)	4,434
	Total Investments — 99.2% (Cost $158,373)	162,071
	Other Assets in Excess of Liabilities — 0.8%	1,241
	NET ASSETS — 100.0%	$163,312

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.8%
	Municipal Bonds — 98.8%
	Arizona — 1.0%
1,000	Tucson & Pima Counties IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/01/14 (p)	803
	California — 3.2%
	San Marcos Public Facilities Authority, CR,
1,000	Rev., Zero Coupon, 01/01/19 (p)	636
2,850	Rev., Zero Coupon, 09/01/19 (p)	1,758
		2,394
	Colorado — 1.0%
1,000	El Paso County, Single Family Mortgage, Capital Accumulation, Series A, Rev., Zero Coupon, 09/01/15 (p)	772
	Kansas — 2.7%
1,600	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	1,284
1,000	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	764
		2,048
	Kentucky — 81.2%
	Boone County, School District Finance Corp., School Building,
2,740	Series B, Rev., 5.38%, 08/01/10 (p)	2,927
1,010	City of Bowling Green, GO, 5.25%, 06/01/10	1,065
	City of Richmond, Water, Gas & Sewer,
100	Series A, Rev., MBIA, 5.00%, 10/06/08	102
255	Series B, Rev., MBIA, 5.00%, 10/06/08	261
	Fayette County, School District Finance Corp.,
2,000	Rev., 5.38%, 09/15/09 (p)	2,091
1,000	Rev., 5.50%, 09/15/09 (p)	1,047
1,645	Rev., 5.50%, 06/01/10 (p)	1,757
450	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.90%, 10/06/08	451
	Hardin County, School District Finance Corp.,
2,465	Rev., 5.50%, 02/01/10 (p)	2,609
1,000	Jefferson County Capital Projects Corp., Series A, Rev., FSA, 4.25%, 06/01/17	958
930	Jefferson County, Health Facilities, Jewish Hospital Healthcare Services, Inc., Rev., 5.65%, 10/06/08	938
	Jefferson County, School District Finance Corp.,
2,160	Series A, Rev., FSA, 4.50%, 07/01/16	2,182
1,000	Series A, Rev., FSA, 5.00%, 04/01/11	1,048
1,320	Series A, Rev., FSA, 5.25%, 07/01/09	1,361
2,115	Kenton County Airport Board, Cincinnati/Northern Kentucky, Series C, Rev., AMT, MBIA, 5.00%, 03/01/11	2,155
	Kentucky Asset Liability Commission, University of Kentucky Project,
1,500	Series A, Rev., AMBAC, 4.00%, 10/01/16	1,542
1,500	Series A, Rev., AMBAC, 5.00%, 10/01/17	1,625
1,000	Series B, Rev., 5.00%, 10/01/17	1,065
1,000	Kentucky Municipal Power Agency, Prairie State Project, Series A, Rev., MBIA, 5.25%, 09/01/17	1,027
2,000	Kentucky State Property & Buildings Commission, Project No. 64, Rev., MBIA, 5.75%, 11/01/09 (p)	2,085
1,500	Kentucky State Property & Buildings Commission, Project No. 66, Series A, Rev., MBIA, 5.60%, 05/01/10 (p)	1,586
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., MBIA-IBC, 5.50%, 08/01/12	1,099
1,335	Kentucky State Property & Buildings Commission, Project No. 73, Rev., 5.25%, 11/01/11	1,432
1,000	Kentucky State Property & Buildings Commission, Project No. 76, Rev., AMBAC, 5.50%, 08/01/20	1,111
1,500	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.25%, 10/01/18	1,674
	Kentucky State Property & Buildings Commission, Project No. 84,
1,000	Rev., MBIA, 5.00%, 08/01/21	1,060
1,175	Rev., MBIA, 5.00%, 08/01/22	1,244
1,500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., FSA, 5.00%, 08/01/15 (p)	1,666
	Kentucky State Property & Buildings Commission, Project No. 87,
1,000	Rev., FGIC, 5.00%, 03/01/17	1,051
2,250	Rev., FGIC, 5.00%, 03/01/17	2,339
1,500	Kentucky State Property & Buildings Commission, Project No. 89, Rev., FSA, 5.00%, 11/01/18	1,594
1,000	Kentucky State Turnpike Authority, Series B, Rev., AMBAC, 5.00%, 07/01/16	1,096
1,000	Kentucky State Turnpike Authority, Capital Appreciation Revitalization, Rev., FGIC, Zero Coupon, 01/01/10	965

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kentucky — Continued
	Kentucky State Turnpike Authority, Revitalization Projects,
1,000	Rev., AMBAC, 5.50%, 07/01/09	1,031
1,000	Series A, Rev., AMBAC, 5.50%, 07/01/11	1,079
	Lexington-Fayette County, Urban County Government,
1,000	Series A, Rev., 5.00%, 07/01/11	1,063
1,000	Series D, GO, MBIA, 4.00%, 11/01/16	1,011
1,495	Louisville & Jefferson County, Metro Government Board of Water Works, Rev., 5.00%, 11/15/16	1,667
	Louisville & Jefferson County, Metropolitan Sewer District,
1,000	Series A, Rev., AMBAC, 5.00%, 05/15/16	1,061
1,500	Series A, Rev., Assured Guaranty, Ltd., 5.00%, 05/15/18	1,575
1,500	Series A, Rev., FGIC, 5.50%, 11/15/09	1,556
1,000	Louisville & Jefferson County, Regional Airport Authority, Series A, Rev., FSA, 5.75%, 07/01/11	1,080
	Louisville Regional Airport Authority,
1,000	Rev., AMBAC, 5.00%, 07/01/15	963
1,000	Rev., AMBAC, 5.00%, 07/01/15	956
1,000	Louisville Waterworks Board, Water System, Rev., FSA, 5.13%, 11/15/10	1,047
1,060	Oldham County, School District Finance Corp., Rev., MBIA, 5.00%, 05/01/14	1,127
		61,429
	Louisiana — 5.6%
290	Louisiana Housing Finance Agency, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA, 6.65%, 10/06/08	295
1,000	Louisiana Public Facilities Authority, CR, Series B, Rev., FNMA, Zero Coupon, 12/01/19 (p)	611
4,300	New Orleans Home Mortgage Authority, Compound Interest, Series A, Rev., MBIA VEREX, Zero Coupon, 10/01/15 (p)	3,306
		4,212
	Puerto Rico — 3.1%
1,480	Commonwealth of Puerto Rico, Capital Appreciation, GO, MBIA-IBC, Zero Coupon, 07/01/17	1,033
2,000	Puerto Rico Highway & Transportation Authority, Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,323
		2,356
	Texas — 1.0%
1,000	Central Texas Housing Finance Corp., Single Family Mortgage, Rev., VA/PRIV MTGS, Zero Coupon, 09/01/16 (p)	731
	Total Long-Term Investments (Cost $71,795)	74,745

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 0.5%
	Investment Company — 0.5%
370	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $370)	370
	Total Investments — 99.3% (Cost $72,165)	75,115
	Other Assets in Excess of Liabilities — 0.7%	508
	NET ASSETS — 100.0%	$75,623

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.2%
	Municipal Bonds — 97.2%
	California — 1.4%
1,000	State of California, Various Purpose, GO, 5.00%, 09/01/16	1,074
	Georgia — 1.2%
1,000	Main Street Natural Gas, Inc., Series A, Rev., 5.50%, 09/15/23	906
	Hawaii — 1.4%
1,000	State of Hawaii, Series DK, GO, 5.00%, 05/01/18	1,068
	Louisiana — 87.7%
885	Caddo-Bossier Parishes Board Commission, Limited Tax, Rev., Assured Guaranty, Ltd., 4.00%, 03/01/14	911
1,000	Calcasieu Parish Public Trust Authority, Student Lease, McNeese Student Housing Project, Rev., MBIA, 5.38%, 05/01/11	1,045
1,125	Calcasieu Parish School District No. 30, Ward 4, Public School Improvement, GO, FSA, 5.00%, 02/15/12	1,156
1,815	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17	1,183
495	City of New Orleans, Home Mortgage Authority, SO, 6.25%, 01/15/11 (p)	533
1,000	City of New Orleans, Sewer Service, Rev., MBIA, 5.00%, 10/06/08	944
1,000	City of Shreveport, GO, FSA, 4.00%, 04/01/18	1,014
	City of Shreveport, Certificates of Indebtedness,
1,000	Series A, Rev., AMBAC, 5.00%, 10/01/09	1,032
1,000	Series A, Rev., AMBAC, 5.50%, 10/01/09	1,044
	East Baton Rouge Parish, Public Improvement, Sales & Use Tax,
1,810	Series ST-A, Rev., FGIC, 5.50%, 02/01/09 (p)	1,857
1,000	Jefferson Sales Tax District, Rev., AMBAC, 5.00%, 12/01/15	1,021
2,000	Lafayette Parish School Board, Public Schools, Rev., FSA, 5.00%, 04/01/14	2,189
	Lafayette Parish, Public Improvement, Sales Tax,
1,195	Series B, Rev., FGIC, 5.45%, 03/01/09 (p)	1,236
1,985	Series B, Rev., FGIC, 5.60%, 03/01/09 (p)	2,054
1,500	Louisiana Energy & Power Authority, Rev., FSA, 5.75%, 01/01/13	1,660
280	Louisiana Housing Finance Agency, Single Family Mortgage, Series B-2, Rev., AMT, GNMA/FNMA, FHA/VA MTGS, 4.80%, 10/06/08	282
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Rev., AMBAC, 5.25%, 12/01/18	3,240
1,775	Louisiana Local Government Environmental Facilities & Community Development Authority, Lake Charles Public Improvement Project, Rev., AMBAC, 5.00%, 05/01/17	1,870
	Louisiana Office Facilities Corp., Capitol Complex Program,
2,055	Rev., AMBAC, 5.50%, 05/01/11	2,196
1,000	Series A, Rev., MBIA, 5.13%, 03/01/09	1,021
1,000	Series A, Rev., MBIA, 5.38%, 03/01/09	1,022
1,220	Series A, Rev., MBIA, 5.50%, 03/01/09	1,249
8,000	Louisiana Public Facilities Authority, CR, Multi-Family Carriage, Series A, Rev., FHLMC, Zero Coupon, 02/01/20 (p)	4,780
7,000	Louisiana Public Facilities Authority, CR, Series B, Rev., FNMA, Zero Coupon, 12/01/19 (p)	4,280
2,495	Louisiana Public Facilities Authority, Department of Public Safety, JT Emergency, Rev., FSA, 5.50%, 08/01/11 (p)	2,714
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., FSA, 5.50%, 07/01/12	1,596
	Louisiana Public Facilities Authority, Hospital, Women’s Foundation Project,
1,000	Rev., FGIC, 5.00%, 04/01/15	1,009
500	Rev., FSA, 6.00%, 10/01/10 (p)	538
1,000	Louisiana Public Facilities Authority, Hurricane Recovery Program, Rev., AMBAC, 5.00%, 06/01/17	1,063
1,000	Louisiana Stadium & Exposition District, Hotel Occupancy Tax & Stadium, Series B, Rev., FGIC, 5.25%, 07/01/09 (p)	1,049
1,000	Orleans Parish, Parishwide School District, Series A, GO, FGIC, 5.13%, 10/06/08 (i)	1,001
250	Orleans Parish, School Board, GO, FGIC, 5.30%, 10/06/08 (i)	251
555	Orleans Parish, School Board, Public School, Capital Refinancing, Rev., MBIA, 6.00%, 06/01/09	571
1,000	Ouachita Parish, Hospital Service District 1, Glenwood Regional Medical Center, Rev., FSA, 5.70%, 05/15/10 (p)	1,060
840	Port New Orleans Board of Commissioners, Rev., AMBAC, 5.63%, 04/01/11 (p)	906

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — Continued
835	Port New Orleans Board of Commissioners, Unrefunded Balance, Rev., AMBAC, 5.63%, 04/01/11	885
275	St. Tammany Parish, Public Trust Financing Authority, Christwood Project, Rev., 5.25%, 11/15/08 (i)	275
1,000	St. Tammany Parishwide School District No. 12, GO, Assured Guaranty, Ltd., 5.00%, 03/01/18	1,089
	State of Louisiana,
1,500	Series A, GO, FGIC, 5.25%, 11/15/10 (p)	1,597
1,000	Series A, GO, FGIC, 5.50%, 05/15/11	1,057
2,875	Series A, GO, MBIA, 5.80%, 08/01/10	3,058
3,500	Series B, GO, MBIA, 5.63%, 08/01/13	3,888
1,500	Series C, GO, FSA, 5.00%, 05/01/16	1,631
1,085	Tangipahoa Parish, School Board, Rev., AMBAC, 5.50%, 03/01/11	1,148
		65,205
	Massachusetts — 1.5%
1,000	Commonwealth of Massachusetts, Consolidated Loan, Series D, GO, 5.00%, 08/01/16	1,096
	Ohio — 4.0%
1,000	Franklin County Convention Facilities Authority, Tax & Lease Anticipation Bonds, Rev., 5.00%, 12/01/17	1,050
	Ohio Housing Finance Agency, Hillwood II Project,
585	Rev., AMT, GNMA COLL, 4.38%, 05/20/11	595
1,245	Rev., AMT, GNMA COLL, 4.70%, 05/20/16	1,290
		2,935
	Total Long-Term Investments (Cost $68,542)	72,284

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,087	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $1,087)	1,087
	Total Investments — 98.7% (Cost $69,629)	73,371
	Other Assets in Excess of Liabilities — 1.3%	983
	NET ASSETS — 100.0%	$74,354

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.4%
	Municipal Bonds — 98.4%
	Arizona — 1.2%
2,600	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.00%, 01/01/18	2,749
	Colorado — 0.7%
3,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/19	1,711
	Florida — 0.8%
2,000	Miami-Dade County, Aviation, Series B, Rev., AMT, FSA-CR, XLCA, 5.00%, 10/01/15	1,961
	Michigan — 86.9%
2,500	Battle Creek, Tax Allocation, MBIA, 5.00%, 11/01/08	2,510
2,300	Caledonia Community Schools, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	2,416
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, MBIA, 5.00%, 05/01/15	1,757
	Chelsea Economic Development Corp., United Methodist Retirement,
2,000	Rev., 5.40%, 11/15/08	1,908
1,075	Rev., 5.40%, 11/15/08	1,078
2,840	Chippewa Valley Schools, GO, MBIA, Q-SBLF, 5.00%, 05/01/13	3,087
4,000	City of Dearborn School District, GO, FGIC, Q-SBLF, 5.00%, 05/01/17	4,306
	City of Detroit,
2,570	Series A, GO, FSA, 5.25%, 04/01/09	2,635
1,500	Series A-1, GO, MBIA, 5.38%, 10/01/11	1,545
2,000	Series B, Rev., MBIA, 6.00%, 07/01/10	2,114
4,015	Series B, Rev., VAR, MBIA, 5.25%, 07/01/17	4,255
	City of Detroit, Capital Appreciation,
5,000	Series A, Rev., FGIC, Zero Coupon, 07/01/13	4,156
1,500	Series A, Rev., FGIC, Zero Coupon, 07/01/17	999
3,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., FSA, 5.00%, 07/01/16	3,215
1,800	City of Detroit, Wayne County Stadium Authority, Rev., FGIC, 5.50%, 10/06/08	1,808
1,500	City of Grand Rapids, Water Supply , Rev., FGIC, 5.75%, 01/01/11	1,588
	City of Jackson, Capital Appreciation, Downtown Development,
1,620	GO, FSA, Zero Coupon, 06/01/16	1,184
1,710	GO, FSA, Zero Coupon, 06/01/17	1,183
2,060	GO, FSA, Zero Coupon, 06/01/18	1,348
1,200	GO, FSA, Zero Coupon, 06/01/19	739
2,075	East Grand Rapids Public School District, GO, FSA, Q-SBLF, 5.00%, 05/01/14	2,201
1,000	East Lansing School District, School Building Site, GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,053
1,000	Ecorse Public School District, GO, FSA, Q-SBLF, 5.25%, 05/01/15	1,080
1,105	Emmet County Building Authority, GO, AMBAC, 5.00%, 05/01/13	1,178
1,000	Fitzgerald Public School District, School Building & Site, Series B, GO, AMBAC, 5.00%, 11/01/14 (p)	1,108
2,000	Forest Hills Public Schools, GO, 5.25%, 05/01/10 (p)	2,104
1,000	Grand Blanc Community Schools, School Building & Site, GO, FSA, Q-SBLF, 5.00%, 05/01/14	1,084
1,060	Grand Ledge Public School District, GO, FGIC, Q-SBLF, 5.00%, 05/01/15	1,105
1,370	Grand Rapids Building Authority, GO, AMBAC, 5.75%, 08/01/10	1,446
2,000	Harper Creek Community School District, GO, Q-SBLF, 5.50%, 05/01/11 (p)	2,164
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.38%, 05/01/11	2,836
1,515	Healthsource Saginaw, Inc., GO, MBIA, 5.00%, 05/01/15	1,566
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.00%, 11/01/13	1,727
	Jackson Public Schools, School Building & Site,
1,620	GO, FSA, Q-SBLF, 5.00%, 05/01/14	1,718
1,130	GO, FGIC, Q-SBLF, 5.60%, 05/01/10 (p)	1,195
1,405	GO, FGIC, Q-SBLF, 5.65%, 05/01/10 (p)	1,487
1,390	Jenison Public Schools, GO, FGIC, 5.25%, 05/01/15	1,514
1,790	Lake Orion Community School District, Series A, GO, FGIC, Q-SBLF, 5.75%, 05/01/10 (p)	1,895
1,250	Lansing Community College, Building & Site, GO, MBIA, 5.00%, 05/01/13	1,311
	Lowell Area Schools, Capital Appreciation,
5,000	GO, FGIC, Q-SBLF, Zero Coupon, 05/01/14	3,992
1,425	GO, FGIC, Q-SBLF, Zero Coupon, 05/01/16	1,020
1,155	Michigan Higher Education Facilities Authority, Calvin College Project, Limited Obligation, Rev., 5.50%, 12/01/10 (p)	1,231
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, 5.50%, 09/01/11	1,307

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
	Michigan Higher Education Student Loan Authority,
1,200	Series XII-T, Rev., AMBAC, 5.30%, 09/01/10	1,220
1,000	Series XVII-A, Rev., VAR, AMBAC, 5.75%, 12/01/08	1,002
1,500	Series XVII-F, Rev., AMBAC, 4.20%, 03/01/09	1,502
2,500	Michigan Municipal Bond Authority, Clean Water Revolving Fund, Rev., 5.88%, 10/01/10 (p)	2,711
1,250	Michigan Municipal Bond Authority, Drinking Water Revolving Fund, Rev., 5.00%, 10/01/14	1,338
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.00%, 05/01/14	1,131
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.25%, 01/01/12	1,317
	Michigan State Building Authority, Facilities Program,
2,675	Series 1, Rev., 5.25%, 10/15/09	2,744
1,250	Series I, Rev., FSA, 5.25%, 10/15/13	1,352
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.38%, 10/06/08 (p)	1,002
3,795	Series U, Rev., 5.63%, 10/06/08 (p)	3,825
6,875	Series W, Rev., FSA, 5.25%, 10/06/08 (p)	6,925
	Michigan State Hospital Finance Authority, Oakwood Obligation Group,
2,000	Series A, Rev., 5.00%, 07/15/14	2,058
1,030	Series A, Rev., 5.00%, 07/15/17	1,038
1,815	Michigan State Hospital Finance Authority, Port Huron Hospital Obligation, Rev., FSA, 5.38%, 10/06/08	1,819
	Michigan State Hospital Finance Authority, Sparrow Obligation Group,
1,500	Rev., MBIA, 5.00%, 05/15/15	1,543
1,000	Rev., 5.00%, 11/15/15	1,040
1,000	Rev., 5.00%, 11/15/16	1,033
500	Rev., 5.00%, 11/15/17	506
1,000	Rev., 5.00%, 11/15/17	1,000
	Michigan State Housing Development Authority, Weston, Limited Obligation,
1,035	Series A, Rev., GNMA COLL, 4.10%, 12/20/14	992
1,880	Series A, Rev., GNMA COLL, 4.60%, 12/20/14	1,650
	Michigan State Trunk Line,
3,000	Rev., FSA, 5.00%, 11/01/16	3,311
1,000	Rev., FSA, 5.25%, 11/01/20	1,112
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.00%, 05/01/21	1,394
1,500	Michigan Strategic Fund, House of Representatives Facilities, Series A, Rev., Assured Guaranty, Ltd., 5.25%, 10/15/18	1,611
1,055	Midland County Building Authority, Rev., FSA, 5.00%, 10/01/15	1,164
1,210	Newaygo Public Schools, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	1,257
1,000	North Kent Sewer Authority, Rev., MBIA, 5.00%, 11/01/16	1,051
150	Northwestern Michigan College, Improvement, Unrefunded Balance, GO, FGIC, 5.60%, 10/01/09	155
2,500	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.00%, 11/01/08	2,532
1,670	Oakland University, Rev., AMBAC, 5.25%, 05/15/14	1,758
1,070	Otsego Public School District, GO, FSA, Q-SBLF, 5.00%, 05/01/17	1,159
1,000	Otsego Public School District, School Building & Site, GO, FSA, Q-SBLF, 5.00%, 05/01/14 (p)	1,102
400	Paw Paw Public School District, GO, FGIC, Q-SBLF, 6.50%, 05/01/09	410
1,910	Pinckney Community Schools, GO, FSA, Q-SBLF, 5.00%, 05/01/14	2,018
	Rochester Community School District,
5,000	GO, FSA, Q-SBLF, 5.00%, 05/01/14	5,418
1,000	GO, MBIA, Q-SBLF, 5.00%, 05/01/19	1,063
1,000	Rockford Public School District, GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,051
1,935	South Lyon Community Schools, Series II, GO, FGIC, Q-SBLF, 5.00%, 05/01/15	2,017
1,375	South Lyon Community Schools, School Building & Site, GO, FGIC, 5.25%, 11/01/12 (p)	1,515
	South Macomb Disposal Authority,
2,675	Rev., AMBAC, 5.38%, 09/01/10 (p)	2,842
1,500	South Redford School District, School Building & Site, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	1,559
	Southfield Library Building Authority,
1,450	GO, MBIA, 5.00%, 05/01/15	1,530
1,560	GO, MBIA, 5.00%, 05/01/15	1,639
	Southfield Public Schools, School Building & Site,
3,100	Series B, GO, FSA, Q-SBLF, 5.13%, 05/01/14 (p)	3,437

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
	State of Michigan,
2,000	COP, AMBAC, 5.50%, 06/01/10 (p)	2,116
3,000	Rev., FSA, 5.25%, 11/01/16	3,364
4,500	Rev., FSA, 5.25%, 11/01/17	5,044
3,130	Rev., FSA, 5.25%, 05/15/18	3,493
1,000	Rev., FSA, 5.25%, 05/15/21	1,104
	State of Michigan, Environmental Program,
1,345	Series A, GO, 5.00%, 05/01/14	1,470
4,690	Series A, GO, 5.25%, 05/01/13 (p)	5,185
945	Tawas City Hospital Finance Authority, St. Joseph, Asset Guaranty, Ltd., Series A, Rev., RADIAN-IBCC, 5.60%, 10/06/08 (p)	997
1,030	Tecumseh Public Schools, GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,086
1,000	University of Michigan, Hospital, Series D, Rev., 5.00%, 12/01/10	1,055
	Utica Community Schools, School Building & Site,
1,000	GO, MBIA, Q-SBLF, 5.00%, 05/01/15	1,097
2,050	GO, MBIA, Q-SBLF, 5.00%, 05/01/16	2,249
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.25%, 05/01/11	2,093
1,500	Wayne Charter County, Airport, Series D, Rev., FGIC, 5.25%, 12/01/09	1,528
1,175	Wayne County, Downriver Sewer Disposal, Series B, GO, MBIA, 5.13%, 11/01/09	1,205
	Wayne State University,
2,000	Rev., FGIC, 5.25%, 11/15/09	2,075
2,000	Rev., FGIC, 5.38%, 11/15/09	2,077
2,015	West Bloomfield School District, GO, FSA, 5.00%, 05/01/15	2,117
1,000	Western Michigan University, Rev., MBIA, 5.00%, 11/15/13	1,036
1,000	Willow Run Community Schools, GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,051
1,500	Wyandotte Electric, Rev., MBIA, 4.00%, 04/01/09	1,516
1,000	Zeeland Public Schools, GO, FGIC, 5.00%, 05/01/15	1,040
		206,004
	New Jersey — 1.4%
3,000	New Jersey Transportation Trust Fund Authority, Grant Anticipation Bonds, Series A, Rev., FGIC, 5.00%, 06/15/15	3,225
	Puerto Rico — 1.0%
2,195	Commonwealth of Puerto Rico, GO, MBIA, 6.25%, 07/01/12	2,381
	Tennessee — 1.3%
3,200	Tennessee Energy Acquisition Corp., Series A, Rev., 5.00%, 09/01/14	3,209
	Texas — 4.4%
3,000	Austin Independent School District, GO, PSF-GTD, 5.25%, 08/01/14	3,354
1,500	City of San Antonio, Rev., MBIA, 5.00%, 05/15/15	1,567
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.00%, 02/15/15	1,047
4,000	Texas Public Finance Authority, Building & Procurement Projects, Series A, Rev., AMBAC, 5.00%, 02/01/14	4,352
		10,320
	Washington — 0.7%
1,500	City of Seattle, Water Systems, Rev., MBIA, 5.00%, 09/01/15	1,558
	Total Long-Term Investments (Cost $227,495)	233,118

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 0.5%
	Investment Company — 0.5%
1,304	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $1,304)	1,304
	Total Investments — 98.9% (Cost $228,799)	234,422
	Other Assets in Excess of Liabilities — 1.1%	2,509
	NET ASSETS — 100.0%	$236,931

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 97.5%
	Municipal Bonds — 96.5%
	Alabama — 0.9%
	Alabama 21st Century Authority, Tobacco Settlement,
1,020	Rev., 5.50%, 12/01/10	1,054
1,790	Rev., 5.75%, 06/01/10 (m)	1,848
2,000	Rev., 5.75%, 12/01/11	1,968
2,290	Rev., 5.85%, 06/01/10	2,361
3,365	Alabama Public School & College Authority, Capital Improvement, Rev., 5.25%, 11/01/08 (m)	3,432
2,000	Alabama State Dock Authority, Series A, Rev., AMT, MBIA, 5.00%, 10/01/14 (m)	2,054
1,290	Fairfield Industrial Development Board, USX Corp. Project, Rev., TRAN, 5.40%, 11/01/11	1,309
		14,026
	Alaska — 1.9%
4,215	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, MBIA, 5.00%, 06/01/15	4,219
	Alaska Student Loan Corp.,
4,500	Series A, Rev., GTD Student Loans, 5.00%, 06/01/11	4,655
3,690	Series A, Rev., AMBAC, 6.05%, 07/01/10 (p)	3,923
3,000	Series A-2, Rev., AMT, 5.00%, 12/01/16	3,014
3,000	Series A-3, Rev., AMT, 5.00%, 06/01/13	3,104
	City of North Slope Boro,
1,000	Series A, GO, MBIA, Zero Coupon, 06/30/10	951
6,350	Series A, GO, MBIA, Zero Coupon, 06/30/13	5,288
	Four Dam Pool Power Agency, Electrical,
1,830	Series A, Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	1,853
1,945	Series A, Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	1,966
1,030	Series A, Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	1,039
		30,012
	Arizona — 2.9%
2,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.00%, 01/01/13	2,107
460	Arizona Housing Finance Authority, Series 2A, Rev., TRAN, GNMA/FNMA/FHLMC, 5.63%, 07/01/12	470
	Arizona State University, Board of Regents,
2,100	COP, MBIA, 5.00%, 07/01/15	2,302
2,150	COP, MBIA, 5.00%, 07/01/16	2,357
3,605	COP, MBIA, 5.00%, 07/01/17	3,900
4,000	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.00%, 10/01/18	4,231
3,595	City of Phoenix, Series B, GO, 5.00%, 07/01/12	3,847
2,645	City of Scottsdale, Rev., 5.25%, 07/01/22	2,934
1,625	Gila County, COP, 6.40%, 06/01/14 (i)	1,658
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.00%, 12/01/10	963
	Maricopa County IDA, Single Family Mortgage,
4,932	Series 1B, Rev., TRAN, GNMA/FNMA, 5.65%, 05/01/16	4,753
690	Series 2B, Rev., TRAN, GNMA/FNMA/FHLMC, 5.95%, 09/01/12	698
670	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 5.95%, 09/01/12	678
	Pinal County,
2,910	COP, 5.25%, 12/01/14	2,991
3,065	COP, 5.25%, 12/01/14	3,125
3,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.00%, 09/01/16	3,078
	Tucson & Prima Counties IDA, Single Family Mortgage,
825	Series 1A, Rev., TRAN, GNMA COLL, 5.63%, 07/01/12	845
2,000	Series B, Rev., GNMA/FNMA/FHLMC, 4.60%, 06/01/17	2,045
	Tucson & Prima Counties IDA, Single Family Mortgage, Mortgage-Backed Securities Program,
70	Series 1A, Rev., GNMA/FNMA, 5.70%, 01/01/10	72
45	Series 1A, Rev., GNMA/FNMA, 6.10%, 01/01/10	46
2,975	Tucson County IDA, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.35%, 07/01/16	2,756
		45,856
	Arkansas — 0.9%
990	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.50%, 01/01/17	1,006
5,000	Baxter County, Hospital Improvement, Series A, Rev., 5.60%, 09/01/09	5,007
	City of Fayetteville, Sales & Use Tax,
320	Rev., FSA, 4.13%, 11/01/15	324
330	Rev., FSA, 4.25%, 11/01/15	330
1,150	Series A, Rev., FSA, 4.00%, 11/01/16	1,181

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arkansas — Continued
	City of Springdale, Sales & Use Tax,
2,000	Rev., FSA, 4.20%, 07/01/13	1,975
3,000	Rev., FSA, 4.25%, 07/01/13	2,970
22	Lonoke County Residential Housing Facilities Board, Single Family Mortgage, Series A-2, Rev., FNMA COLL, 7.90%, 04/01/11	23
1,875	Rogers Arkansas Water Revenue Improvement, Capital Improvement, GO, XLCA, 4.25%, 03/01/17	1,901
11	Stuttgart Public Facilities Board, Single Family Mortgage, Series A, Class A-2, Rev., FNMA COLL, 7.90%, 10/06/08	11
		14,728
	California — 5.5%
5,000	California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.00%, 08/15/13	5,305
1,600	California Home Mortgage Finance Authority, Mortgage-Backed Securities Program, Series E, Rev., GNMA/FNMA/FHLMC, 4.35%, 02/01/17	1,621
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.38%, 02/01/09	1,436
	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Security Program,
1,915	Series A, Rev., FNMA/GNMA/FHLMC, 4.20%, 02/01/27	1,916
75	Series A, Rev., GNMA/FNMA, 5.00%, 06/01/11	76
2,370	Series A, Rev., GNMA/FNMA/FHLMC, 5.40%, 06/01/16	2,333
2,445	Series C, Rev., GNMA/FNMA/FHLMC, 4.10%, 02/01/17	2,423
5,245	Series FH-1, Rev., 5.50%, 02/01/16	5,155
5,000	California State Public Works Board, Department of Corrections and Rehabilitation, Series J, Rev., 5.00%, 01/17/17	5,279
3,000	California Statewide Communities Development Authority, Inland Regional Center, Rev., 5.00%, 12/01/17	3,084
4,735	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., VAR, LIQ: FNMA, 4.75%, 06/15/11	4,867
1,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.00%, 06/01/15	985
4,375	Kaweah Delta Health Care District, Rev., 5.00%, 08/01/12	4,186
3,400	Pasadena Area Community College District, Election of 2002, Series C, GO, AMBAC, Zero Coupon, 08/01/14	2,711
90	Redondo Beach, Redevelopment Agency, Residential Mortgage, Series B, Rev., 6.25%, 10/06/08 (i)	90
5,000	Sacramento City Financing Authority, Rev., FGIC, 5.00%, 12/01/15	5,113
4,000	San Francisco City & County Airports Commission, Series 34E, Rev., AMT, FSA, 5.75%, 05/01/18	4,193
	State of California,
5,000	GO, 5.00%, 08/01/15	5,150
5,000	GO, 5.00%, 10/01/15	5,449
5,000	GO, 5.13%, 04/01/14	5,111
5,000	State of California, Economic Recovery, Series B, GO, VAR, 5.00%, 03/01/10	5,214
	State of California, Various Purpose,
3,415	GO, 5.00%, 06/01/13	3,698
5,000	GO, 5.00%, 03/01/14	5,421
5,000	GO, 5.00%, 12/01/15	5,081
		85,897
	Colorado — 4.0%
2,300	Arapahoe County, Single Family Mortgage, Rev., IMI, Zero Coupon, 09/01/10 (p)	2,186
1,920	City of Aurora, McKesson Corp. Project, Series A, Rev., TRAN, 5.38%, 10/06/08	1,921
5,030	City of Aurora, Single Family Mortgage, Series A-2, Rev., Zero Coupon, 03/01/13 (p)	3,260
275	City of Erie, Rev., ACA, 5.13%, 12/01/08 (p)	277
725	City of Erie, Unrefunded Balance, Rev., ACA, 5.13%, 12/01/08 (i)	726
2,500	Colorado Health Facilities Authority, Adventist Health/Sunbelt, Series E, Rev., 5.00%, 11/15/13	2,610
2,415	Colorado Health Facilities Authority, Parkview Medical Center Project, Series B, Rev., 5.00%, 09/01/17	2,335
1,445	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single Family Program, Series C-1, Rev., AMT, Zero Coupon, 10/06/08	450
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
650	Series C-3, Class I, Rev., AMT, 4.45%, 04/01/11	662
985	Series C-3, Class I, Rev., AMT, 4.55%, 10/01/12	1,005
975	Series C-3, Class I, Rev., AMT, 4.65%, 10/01/12	988

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Colorado — Continued
	Colorado Housing & Facilities Finance Authority, Single Family Program,
160	Series B-2, Rev., MBIA-IBC, 6.80%, 04/01/09	163
1,090	Series C-2, Rev., AMT, FHA/VA MTGS, 7.05%, 10/01/09	1,158
	Denver City & County, Airport,
5,000	Series A, Rev., AMBAC, 6.00%, 11/15/10	5,180
2,410	Series D, Rev., FSA, 5.50%, 11/15/13 (f) (u)	2,496
4,070	Series D, Rev., FSA, 5.50%, 11/15/14 (f) (u)	4,194
1,000	Series D, Rev., FSA, 5.50%, 11/15/15 (f) (u)	1,024
2,500	Series D, Rev., FSA, 5.50%, 11/15/16 (f) (u)	2,550
	Denver City & County, Capital Appreciation, Single Family Mortgage,
1,000	Series A, Rev., MGIC, Zero Coupon, 09/19/08	908
9,850	Series A, Rev., MGIC, Zero Coupon, 09/19/08	7,265
4,482	Denver City & County, Single Family Mortgage, Series A, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 5.55%, 08/01/16	4,339
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus,
180	Rev., TRAN, GNMA/FNMA/FHLMC COLL, 6.00%, 05/01/12	182
420	Series A, Rev., TRAN, GNMA/FNMA/FHLMC COLL, 6.15%, 05/01/12	433
150	Series A, Rev., TRAN, GNMA/FNMA/FHLMC COLL, 7.30%, 11/01/10	152
1,000	Denver City & County, Special Facilities, Airport, Rental Car Project, Series A, Rev., MBIA, 6.00%, 01/01/09	1,016
5,660	Douglas County, School District No. Re-1, Series 163, GO, VAR, MBIA, 7.38%, 09/04/08	6,530
	El Paso County, Single Family Mortgage,
125	Series A, Rev., GNMA/FNMA/FHLMC COLL, 6.20%, 05/01/09	126
3,258	Series A, Rev., TRAN, GNMA/FNMA, 5.35%, 03/01/16	3,196
1,750	El Paso County, Single Family Mortgage, Southern Front Range, Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.85%, 10/01/17	1,736
170	IDK Partners III Trust, Pass-Through Certificates, Class A, 5.10%, 08/01/23 (i)	170
3,500	Mesa County, Compound Interest, Rev., Zero Coupon, 12/01/11 (p)	3,182
		62,420
	Delaware — 0.9%
	Delaware State EDA,
1,485	Rev., MBIA, 5.00%, 10/01/17	1,520
1,520	Rev., MBIA, 5.00%, 10/01/17	1,546
	Delaware State Housing Authority, Single Family Mortgage,
1,210	Series A, Rev., GNMA/FNMA/FHLMC, 4.35%, 01/01/17	1,209
1,030	Series A-1, Rev., AMBAC, 5.17%, 07/01/09	1,037
2,325	Series B, Rev., 4.35%, 07/01/17	2,320
4,970	Series C-1, Rev., AMT, 5.55%, 07/01/17	5,019
1,140	Series D-1, Rev., AMT, 4.63%, 07/01/17	1,148
		13,799
	District of Columbia — 1.0%
11,840	District of Columbia, COP, AMBAC, 5.25%, 01/01/13	12,470
2,490	District of Columbia Housing Finance Agency, Single Family Program, Series B, Rev., AMT, 5.63%, 06/01/15	2,535
		15,005
	Florida — 5.9%
1,860	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.50%, 04/01/17	1,753
	Capital Projects Finance Authority, Capital Projects Loan Program,
2,385	Series F-1, Rev., MBIA, 5.50%, 08/01/11	2,530
2,880	Series F-1, Rev., MBIA, 5.50%, 08/01/11	3,045
5,000	Citizens Property Insurance Corp., High Risk Accounts, Series A, Rev., MBIA, 5.00%, 03/01/17	5,230
4,000	Collier County School Board, COP, FSA, 5.25%, 02/15/21	4,335
4,985	Coral Gables Health Facilities Authority, Baptist Health, Rev., TRAN, FSA, 5.00%, 08/15/14 (p)	5,500
	Escambia County, Housing Finance Authority, Single Family Mortgage, Multi-County Program,
2,995	Series A, Rev., GNMA/FNMA/FHLMC, FHA/VA GTD, 4.80%, 04/01/15	2,823
1,200	Series A-1, Rev., GNMA/FNMA/FHLMC, 4.15%, 04/01/16	1,191
	Fort Pierce Utilities Authority,
3,685	Rev., AMBAC, 5.00%, 10/01/12	3,932
2,330	Rev., AMBAC, 5.00%, 10/01/13	2,479
4,640	Rev., AMBAC, 5.00%, 10/01/13	4,945
	Highlands County Health Facilities Authority, Adventist Health,
2,500	Rev., 3.95%, 09/01/12	2,489
800	Series A, Rev., TRAN, 5.00%, 11/15/15	828

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
1,000	Series A, Rev., TRAN, 5.00%, 11/15/15	1,024
	Hillsborough County Aviation Authority, Tampa International Airport,
7,890	Series A, Rev., MBIA, 5.38%, 10/01/13	8,052
5,000	Series A, Rev., MBIA, 5.50%, 10/01/13	5,157
	Hillsborough County Housing Finance Authority,
1,940	Rev., AMT, GNMA/FNMA/FHLMC, 5.20%, 04/01/15	1,959
1,640	Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.40%, 10/01/16	1,659
	Lee County, Solid Waste System,
1,135	Rev., MBIA, 5.63%, 10/01/11	1,165
6,850	Series A, Rev., AMBAC, 5.00%, 10/01/16	6,338
2,900	Miami-Dade County, Series A, Rev., SO, MBIA, Zero Coupon, 10/06/08	1,946
1,070	Miami-Dade County Housing Finance Authority. Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.30%, 04/01/15	1,101
2,000	Miami-Dade County School Board, Series A, COP, FGIC, 5.00%, 05/01/15	2,134
3,000	Miami-Dade County, Miami International Airport, Series B, Rev., AMT, CIFG/FSA-CR, 5.00%, 10/01/15	3,031
	Orange County, Housing Finance Authority,
2,560	Series A, Rev., AMT, GNMA, 5.13%, 03/01/17	2,531
740	Series B, Rev., AMT, GNMA/FNMA, 5.40%, 09/01/12	749
2,400	Pinellas County Housing Finance Authority, Multi-County Program, Series A-2, Rev., AMT, GNMA FNMA FHLMC, 4.90%, 03/01/17	2,317
2,125	Pinellas County Housing Finance Authority, Multi-County Program, Series B-1, Rev., GNMA/FNMA, 5.20%, 03/01/15	2,169
5,000	Port St. Lucie, Rev., MBIA, 5.25%, 09/01/24	5,164
5,000	South Miami Health Facilities Authority, Baptist Health South Florida Group, Rev., 5.00%, 08/15/17	5,021
		92,597
	Georgia — 2.0%
2,975	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Mortgage-Backed Securities, Series B, Rev., GNMA/FNMA/FHLMC, 5.50%, 10/01/17	2,904
2,000	City of Atlanta, Water & Wastewater, Rev., FSA, 5.00%, 11/01/14	2,080
5,000	Gwinnett County Development Authority, Public Schools Project, COP, MBIA, 5.25%, 01/01/22	5,404
3,000	Main Street Natural Gas, Inc., Series A, Rev., 5.50%, 09/15/24	2,709
	State of Georgia,
5,000	Series C, GO, 5.50%, 07/01/14	5,670
10,660	Series D, GO, 5.25%, 12/01/13	11,901
		30,668
	Hawaii — 0.4%
525	Hawaii Housing & Community Development Corp., Multi-Family Housing, Sunset Villas, Rev., GNMA COLL, 5.00%, 07/20/10	536
5,000	State of Hawaii, Series DG, GO, AMBAC, 5.00%, 07/01/12	5,405
		5,941
	Idaho — 0.3%
985	Idaho Housing & Finance Association, Series A, Class III, Rev., 5.55%, 07/01/11	1,012
	Idaho Housing & Finance Association, Single Family Mortgage,
120	Series A, Rev., FHA/VA MTGS, 5.35%, 10/06/08	123
1,500	Series A, Class I, Rev., 6.25%, 01/01/17	1,545
1,625	Series B, Class III, Rev., 5.00%, 01/01/15	1,493
85	Series D, Rev., FHA/VA MTGS, 6.45%, 10/06/08	86
135	Series E-2, Rev., 5.95%, 10/06/08	139
185	Series H, Rev., FHA/VA MTGS, 6.05%, 10/06/08	186
		4,584
	Illinois — 5.5%
3,000	Chicago Board of Education, Series C, GO, 5.25%, 12/01/18	3,158
6,000	Chicago Housing Authority, Rev., FSA, 5.00%, 07/01/09	6,162
5,980	Chicago O’Hare International Airport, 3rd Lien, Series C, Rev., AMT, MBIA, 5.25%, 01/01/15	5,827
5,000	Chicago Transit Authority, Federal Transit Administration, Section 5307, Series A, Rev., AMBAC, 5.25%, 06/01/13	5,429
	City of Aurora, Single Family Mortgage,
2,901	Series A, Rev., AMT, GNMA/FNMA/FHLMC, FHA/VA GTD, 5.50%, 12/01/39	2,900
2,927	Series B, Rev., GNMA/FNMA/FHLMC , 5.45%, 12/01/39	2,908
7,580	City of Chicago, Series A, GO, FSA, 5.25%, 01/01/14	8,133
4,450	City of Chicago Heights, Series A, GO, FGIC, 5.65%, 12/01/08	4,484
100	City of Chicago, Midway Airport, Series A, Rev., AMT, FSA, 5.13%, 01/01/11	96

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
3,485	City of Chicago, Peoples Gas Light & Coke, Series B, Rev., TRAN, 4.75%, 07/01/09	3,567
	City of Chicago, Single Family Mortgage,
1,770	Series B, Rev., TRAN, GNMA/FNMA/FHLMC COLL, 6.00%, 04/01/12	1,860
1,210	Series C, Rev., GNMA/FNMA/FHLMC , 4.20%, 12/01/16	1,205
3,595	Series C, Rev., GNMA/FNMA COLL, 5.75%, 12/01/15	3,608
175	Series C, Rev., MBIA-IBC GNMA/FNMA/FHLMC, 7.00%, 09/01/10	181
5,600	Series E, Rev., GNMA/FNMA/FHLMC COLL, 5.50%, 06/01/16	5,529
3,900	Series K, Rev., GNMA/FNMA/FHLMC, 5.35%, 12/01/16	3,815
35	City of Peru, IDR, Construction Freightways Corp. Project, Series B, Rev., 5.25%, 01/01/04 (d) (i)	2
	Illinois Developmental Finance Authority, Multi-Family Housing, Lincoln Place,
3,430	Series A, Rev., GNMA COLL, 6.50%, 07/20/10	3,726
4,465	Series A, Rev., GNMA COLL, 6.60%, 07/20/10	4,804
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.25%, 05/15/14	1,465
2,000	Illinois Finance Authority, Revolving Fund, Master Trust, Rev., 5.00%, 03/01/11	2,122
55	Peoria, Moline & Freeport, Single Family Collateral Mortgage, Series A, Rev., GNMA COLL/FHA/VA MTGS, 7.60%, 10/06/08	56
	State of Illinois,
3,925	Rev., 5.00%, 06/15/14	4,172
5,000	Rev., FSA, 5.00%, 06/15/15	5,171
	University of Illinois, Academic Facilities Projects,
2,985	Series A, COP, AMBAC, 5.00%, 03/15/12	3,207
1,750	Series A, COP, AMBAC, 5.00%, 03/15/13	1,900
		85,487
	Indiana — 1.7%
	City of Indianapolis, Multi-Family Housing, Turtle Creek, North Apartments,
140	Series A, Rev., GNMA COLL/FHA, 3.40%, 12/20/09	141
550	Series A, Rev., GNMA COLL/FHA, 4.15%, 12/20/09	538
700	Series A, Rev., GNMA COLL/FHA, 4.38%, 12/20/09	648
	Indiana Health & Educational Facilities Finance Authority, Baptist Homes of Indiana,
805	Rev., 5.00%, 11/15/12	837
1,095	Rev., 5.00%, 11/15/15	1,127
1,000	Rev., 5.25%, 11/15/15	976
	Indiana Health Facility Financing Authority, Ascension Health,
1,325	Series A, Rev., TRAN, 5.00%, 04/01/10	1,369
1,750	Series A-1, Rev., TRAN, 5.00%, 05/01/13	1,838
	Indiana Housing & Community Development Authority,
4,320	Series B-2, Rev., GNMA/FNMA, 5.00%, 07/01/14	4,329
3,050	Series C-2, Rev., GNMA/FNMA, 5.00%, 01/01/15	3,072
4,790	Indiana State Finance Authority Revenue, State Revolving Fund Program, Series B, Rev., 5.00%, 02/01/18	4,943
3,000	Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series F, Rev., AMBAC, 5.25%, 01/01/14	3,094
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., MBIA, 5.00%, 01/01/16	4,288
60	Town of Fremont, Consolidated Freightways Corp. Project, Rev., 5.25%, 05/01/04 (d) (i)	4
		27,204
	Iowa — 0.3%
5,000	Tobacco Settlement Authority of Iowa, Asset-Backed, Series B, Rev., 5.30%, 06/01/11 (p)	5,351
	Kansas — 1.6%
1,905	City of Wichita, Hospital Facilities Improvement, Series XI, Rev., 6.75%, 11/15/09	2,015
1,005	Kansas Development Finance Authority, Multi-Family Housing, Lom Vista Apartments, Series O, Rev., GNMA COLL, 6.50%, 06/20/09	1,020
	Sedgwick & Shawnee Counties, Single Family Mortgage,
3,830	Series A, Rev., GNMA/FNMA, 5.40%, 12/01/15	3,805
1,535	Series A-3, Rev., GNMA/FNMA, 5.50%, 06/01/15	1,562
850	Series A-3, Rev., GNMA/FNMA, 5.65%, 06/01/15	826
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
5,155	Series A, Rev., GNMA/FNMA/FHLMC, 5.45%, 06/01/16	5,131
295	Series A, Rev., TRAN, GNMA/FNMA, 5.25%, 06/01/12	297

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kansas — Continued
960	Series A, Rev., TRAN, GNMA/FNMA, 6.05%, 06/01/13	984
90	Series A-4, Rev., TRAN, GNMA/FNMA COLL, 5.65%, 06/01/12	91
3,625	Series B-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 06/01/16	3,605
1,725	Series B-3, Rev., TRAN, GNMA/FNMA, 5.75%, 12/01/12	1,653
3,000	Series B-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 12/01/16	2,971
1,755	Series B-5, Rev., GNMA/FNMA/FHLMC, 4.10%, 12/01/16	1,765
		25,725
	Louisiana — 3.0%
480	Calcasieu Parish Public Transportation Authority, Series A, Rev., GNMA/FNMA, 5.55%, 09/09/08	489
	Calcasieu Parish Public Transportation Authority, Single Family Mortgage,
300	Series B, Rev., GNMA/FNMA, 5.00%, 04/01/13	304
3,340	Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.35%, 09/01/16	3,328
3,095	City of Shreveport, Series A, GO, FGIC, 6.00%, 05/01/09	3,172
	Jefferson Parish Home Mortgage Authority, Single Family Mortgage,
650	Series B-1, Rev., TRAN, GNMA/FNMA COLL, 6.65%, 06/01/11	684
3,630	Series C, Rev., GNMA/FNMA, 4.50%, 12/01/13	3,681
220	Series C-1, Rev., GNMA/FNMA, 7.00%, 06/01/10	223
1,235	Jefferson Parish School Board, Sales & Use Tax, Single Family Mortgage, Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/01/16	1,214
1,010	Louisiana Correctional Facilities Corp., Rev., AMBAC, 5.00%, 09/01/16	1,091
	Louisiana Energy & Power Authority,
4,460	Rev., FSA, 5.75%, 01/01/11	4,780
4,320	Rev., FSA, 5.75%, 01/01/12	4,710
2,290	Rev., FSA, 5.75%, 01/01/13	2,535
	Louisiana Housing Finance Agency, Single Family Access Program,
20	Series B, Rev., GNMA/FNMA COLL, 8.00%, 03/01/25	20
335	Series D-2, Rev., AMT, GNMA/FNMA COLL, 7.05%, 06/01/10	344
5,000	Louisiana Public Facilities Authority, Franciscan Missionaries, Series A, Rev., FSA, 5.75%, 07/01/18	5,602
	Louisiana State Military Department, CR,
1,470	Rev., 5.00%, 08/01/13	1,554
1,000	Rev., 5.00%, 08/01/15	1,055
3,000	St. Bernard Parish Home Mortgage Authority, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.80%, 09/01/17	3,142
1,956	St. Tammany Parish Finance Authority, Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/01/16	1,943
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.25%, 03/01/11	555
515	Series B, GO, RADIAN, 5.25%, 03/01/12	529
475	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.70%, 11/15/08	451
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
1,805	Series A, Rev., 5.00%, 02/01/12	1,876
2,000	Series A, Rev., 5.38%, 02/01/13	2,108
1,190	Series A, Rev., 5.38%, 02/01/13	1,237
		46,627
	Maryland — 1.9%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 10/06/08	264
2,000	City of Baltimore, Port Facilities, Coal Sales, Rev., TRAN, 6.50%, 09/19/08	2,071
5,000	Montgomery County, Public Improvement, Series A, GO, 5.00%, 08/01/18	5,571
1,200	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.50%, 12/15/15	1,227
140	Prince Georges County, Housing Authority, Single Family Mortgage, Series A, Rev., VAR, AMT, GNMA/FNMA/FHLMC, 5.60%, 06/01/12	143
	State of Maryland, State and Local Facilities Lien,
6,000	Series 1, GO, 5.00%, 03/15/17	6,421
7,675	Series 2, GO, 5.00%, 08/01/13	8,345
5,450	Series 2, GO, 5.00%, 08/01/13	6,000
		30,042

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Massachusetts — 2.3%
3,725	Boston Housing Authority, Rev., FSA, 5.00%, 04/01/16	4,083
	Commonwealth of Massachusetts,
8,000	Series B, GO, 5.00%, 11/01/13	8,795
2,500	Series B, GO, FSA, 5.25%, 09/01/21	2,772
3,920	Series D, GO, MBIA, 5.38%, 08/01/12 (p)	4,268
1,795	Massachusetts Educational Financing Authority, Educational Loan, Series E, Rev., AMBAC, 4.60%, 01/01/10	1,814
4,000	Massachusetts Housing Finance Agency, Series C, Rev., VAR, AMT, 3.80%, 12/01/08	3,994
1,000	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., VAR, AMT, 4.90%, 12/01/15	943
1,055	Massachusetts Industrial Finance Agency, University Commons Nursing, Series A, Rev., FHA, 6.55%, 09/16/08	1,109
5,000	Massachusetts State Water Pollution Abatement, MWRA Program, Rev., 5.25%, 08/01/24	5,593
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.40%, 10/01/11	691
700	Series A, Rev., 3.60%, 10/01/12	723
725	Series A, Rev., 3.75%, 10/01/13	752
750	Series A, Rev., 3.90%, 10/01/14	781
		36,318
	Michigan — 1.9%
5,430	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., FSA, 5.00%, 07/01/16	5,818
2,055	Kent Hospital Finance Authority, Spectrum Health, Series A, Rev., VAR, 5.00%, 01/15/12	2,141
	Michigan Municipal Bond Authority, Local Government Loan Program,
2,500	Series B, Rev., AMBAC, 5.00%, 12/01/09	2,580
2,500	Series B, Rev., AMBAC, 5.00%, 12/01/10	2,625
	Michigan State Hospital Finance Authority, Oakwood Obligated Group,
5,000	Rev., 5.50%, 11/01/13	5,172
2,500	Series A, Rev., 5.00%, 07/15/15	2,561
	Michigan State Housing Development Authority,
3,780	Series A, Rev., AMT, 5.00%, 12/15/15	3,805
2,030	Series D, Rev., AMT, FSA, 4.95%, 07/01/15	1,940
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.13%, 07/01/14	2,458
		29,100
	Minnesota — 1.4%
7	Blaine IDR, Consolidated Freightways Corp. Project, Rev., 5.15%, 01/01/04 (d) (i)	1
6,949	Dakota County Community Development Agency, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 02/01/17	6,622
4,959	Minneapolis & St. Paul Housing Finance Board, Mortgage-Backed Securities Program, City Living, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 02/01/17	4,766
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.10%, 09/01/09	1,610
	Minnesota Housing Finance Agency, Residential Housing Finance,
1,770	Series D, Rev., VAR, AMT, 5.50%, 07/01/16	1,795
6,000	Series L, Rev., AMT, 5.50%, 01/01/17	6,079
1,130	Minnesota Housing Finance Agency, Single Family Mortgage, Series A, Rev., 5.75%, 07/01/09	1,181
		22,054
	Mississippi — 1.0%
1,000	Jackson State University Educational Building Corp., Campus Facilities Project, Rev., TRAN, 5.00%, 03/01/11	1,032
6,400	Mississippi Higher Education Assistance Corp., Student Loan, Series B-3, Rev., GTD Student Loans, 5.45%, 03/01/09	6,529
7,325	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.38%, 12/01/17	7,609
		15,170
	Missouri — 1.2%
915	Cameron IDA, Community Hospital, Rev., ACA, 6.25%, 12/01/10 (p)	993
2,105	City of St. Louis, Lambert, Series B, Rev., AMT, FSA, 5.00%, 07/01/17	2,065
	Missouri Housing Development Commission, Home Ownership Loan Program,
3,450	Series B, Rev., AMT, GNMA/FNMA, 5.80%, 09/01/14	3,543
1,220	Series B1, Rev., AMT, GNMA/FNMA/FHLMC, 5.05%, 09/01/16	1,187
5,000	Series C1, Rev., AMT, GNMA/FNMA/FHLMC, 5.60%, 03/01/17	5,077
3,255	Series E-1, Rev., AMT, GNMA/FNMA, 5.60%, 03/01/16	3,273

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Missouri — Continued
	Missouri Housing Development Commission, Single Family Homeowner Mortgage,
150	Series B-1, Rev., AMT, GNMA/FNMA COLL, 6.15%, 03/01/10	154
215	Series B-1, Rev., AMT, MBIA-IBC, 7.45%, 09/01/10	218
2,995	St. Louis County, Housing Authority, Oakmont Hathaway & Brighton, Series A, Rev., LIQ: FNMA, 4.55%, 05/01/11	3,039
		19,549
	Montana — 0.4%
	Montana Board of Housing, Single Family Mortgage,
4,515	Series A, Rev., 5.25%, 06/01/15	4,544
1,015	Series B-2, Rev., AMT, 6.00%, 06/01/10	1,040
		5,584
	Nebraska — 0.5%
	Nebraska Investment Finance Authority,
4,435	Series C, Rev., GNMA/FNMA/FHLMC, 5.25%, 03/01/14	4,494
3,125	Series C, Rev., 5.50%, 03/01/15	3,177
		7,671
	Nevada — 1.9%
14,575	Clark County School District, Series B, GO, FSA, 5.00%, 06/15/14	15,453
2,000	Clark County, Pollution Control, Series A, Rev., TRAN, 3.25%, 03/02/09	1,999
1,785	Las Vegas Special Improvement District No. 707, Special Assessment, Series A, FSA, 5.40%, 12/01/08	1,833
1,110	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., AMT, FNMA COLL, 5.45%, 10/01/10	1,121
	Nevada Housing Division, Single Family Mortgage,
80	Series A-1, Rev., AMT, 5.20%, 10/06/08	81
10	Series B-1, Rev., AMT, 6.00%, 10/06/08	10
3,916	Nevada Rural Housing Authority, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.20%, 03/01/17	3,740
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.00%, 01/01/16	5,705
		29,942
	New Hampshire — 0.4%
3,545	City of Manchester, School Facilities Revenue, Rev., MBIA, 5.50%, 06/01/24	3,993
2,000	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.63%, 01/01/18 (w)	2,137
		6,130
	New Jersey — 3.9%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.00%, 01/01/15	2,475
1,215	Egg Harbor Township School District, GO, FSA, 5.75%, 07/15/24	1,419
	New Jersey EDA, School Facilities Construction,
3,000	Series O, Rev., 5.25%, 03/01/14	3,300
3,000	Series P, Rev., 5.25%, 09/01/15	3,311
	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems,
1,295	Rev., RADIAN, 5.00%, 07/01/10	1,324
1,355	Rev., RADIAN, 5.00%, 07/01/11	1,393
5,000	New Jersey State Highway Authority, Senior Parkway, Rev., FGIC, 5.50%, 01/01/13 (p)	5,559
	New Jersey Transportation Trust Fund Authority,
5,000	Series A, Rev., 5.25%, 12/15/20	5,410
5,000	Series A, Rev., AMBAC, 5.50%, 12/15/15	5,622
2,000	Series A, Rev., 5.50%, 12/15/21	2,211
8,690	Series B, Rev., AMBAC, 5.25%, 12/15/22	9,258
10,000	Series C, Rev., MBIA, 5.25%, 06/15/15 (p)	11,277
	Tobacco Settlement Financing Corp.,
5,000	Series 1A, Rev., 5.00%, 06/01/14	4,973
1,155	Series 1A, Rev., 5.00%, 06/01/16	1,124
2,550	Series 1A, Rev., 5.00%, 06/01/17	2,382
		61,038
	New Mexico — 1.2%
	New Mexico Educational Assistance Foundation, Student Loan Program, 1st Sub.,
985	Series A-2, Rev., GTD Student Loans, 6.20%, 10/06/08	989
590	Series A-2, Rev., GTD Student Loans, 6.30%, 10/06/08	595
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
3,700	Series B-2, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 01/01/17	3,683
4,125	Series B-3, Class I, Rev., AMT, GNMA/FNMA/FHLMC, 4.20%, 01/01/17	4,089
3,615	Series C-2, Rev., AMT, FNMA/GNMA, 4.70%, 09/01/12	3,646

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New Mexico — Continued
3,375	Series D-1, Class I, Rev., AMT, GNMA/FMNA/FHLMC, 5.85%, 07/01/15	3,473
765	Series E-2, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.80%, 09/01/09	777
1,125	Taos County, Gross Receipts, Rev., RADIAN, 4.00%, 10/01/11	1,123
		18,375
	New York — 8.1%
1,095	Hempstead Town IDA, Adelphi University Civic Facilities, Rev., 5.25%, 02/01/09	1,130
	Islip Resource Recovery Agency, 1985 Facility,
1,000	Series F, Rev., FSA, 5.00%, 07/01/12	1,041
2,140	Series F, Rev., FSA, 5.00%, 07/01/13	2,230
1,000	Metropolitan Transportation Authority, Series C, Rev., 5.25%, 11/15/14	1,091
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., MBIA, 5.25%, 01/01/12	1,414
	New York City,
2,000	Series A, GO, 5.25%, 10/06/08	2,015
5,000	Series C, GO, 5.50%, 02/01/13	5,478
7,500	Series D, GO, 5.00%, 11/01/14	7,700
5,270	Series G, GO, 5.00%, 08/01/13	5,708
5,000	Series G, GO, 5.00%, 08/01/14	5,438
4,000	Series G, GO, 5.25%, 02/01/14	4,339
	New York City Transitional Finance Authority, Future Tax Secured,
5,000	Series A, Rev., VAR, 5.50%, 11/01/11	5,366
10,000	Series B, Rev., 5.00%, 05/01/17	10,915
5,000	Series B, Rev., VAR, 5.25%, 02/01/11	5,260
3,985	New York City, Unrefunded Balance, Series J, GO, 5.50%, 06/01/13	4,344
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.00%, 06/01/13	2,040
1,295	New York State Dormitory Authority, Series B, Rev., VAR, 5.25%, 05/15/12	1,387
6,220	New York State Dormitory Authority, Court Facilities, Series A, Rev., 5.25%, 05/15/12	6,727
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., AMBAC, 5.50%, 05/15/20	5,513
	New York State Dormitory Authority, Jewish Board of Family & Children,
1,100	Rev., AMBAC, 5.00%, 07/01/11	1,163
1,150	Rev., AMBAC, 5.00%, 07/01/12	1,225
2,800	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., 6.00%, 08/15/16	3,170
5,000	New York State Thruway Authority, Secondary General Highway & Bridge Trust Fund, Series B, Rev., FGIC, 5.00%, 10/01/15	5,403
5,000	New York State Urban Development Corp., Unrefunded Balance, Series A, Rev., TRAN, 5.50%, 01/01/11	5,289
5,625	Port Authority of New York & New Jersey, CONS-117, Rev., FGIC, 5.13%, 11/15/08	5,692
3,370	Port Authority of New York & New Jersey, CONS-124, Rev., 5.00%, 10/06/08	3,410
4,130	Port Authority of New York & New Jersey, CONS-127, Rev., AMBAC, 5.50%, 06/16/12	4,284
4,000	Port Authority of New York & New Jersey, CONS-131, Rev., CIFG-TCRS, 5.00%, 06/15/13	4,086
	Tobacco Settlement Financing Corp., Asset-Backed Securities,
4,000	Series A-1, Rev., 5.00%, 06/01/12	4,264
1,675	Series B-1, Rev., XLCA-ICR, 4.00%, 06/01/12	1,718
8,000	Series B-1C, Rev., 5.50%, 06/01/11	8,340
		127,180
	North Carolina — 2.4%
725	Asheville Housing Authority, Multi-Family, Battery Park Apartment, Series A, Rev., GNMA, 3.90%, 08/20/14	724
	North Carolina Eastern Municipal Power Agency,
5,500	Series A, Rev., AMBAC, 5.00%, 01/01/16	5,715
3,775	Series C, Rev., 5.38%, 01/01/13	3,886
4,165	North Carolina Housing Finance Agency, Series 30-A, Rev., AMT, 5.50%, 01/01/17	4,218
	North Carolina Housing Finance Agency, Home Ownership,
105	Series 8-A, Rev., AMT, 5.95%, 01/01/10	106
915	Series 14-A, Rev., AMT, AMBAC, 4.35%, 07/01/11	916
2,675	Series 23-A, Rev., VAR, AMT, 5.00%, 07/01/15	2,686
2,430	Series 26-A, Rev., VAR, AMT, 5.50%, 01/01/16	2,467
5,000	North Carolina Municipal Power Agency No. 1-Catawba Electric, Series A, Rev., 5.25%, 01/01/16	5,384
10,945	State of North Carolina, Public Improvement, Series A, GO, 5.00%, 03/01/15	12,046
		38,148

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	North Dakota — 0.7%
	North Dakota State Housing Finance Agency, Housing Finance Program,
30	Series A, Rev., 6.00%, 10/06/08	30
10,760	Series B, Rev., 5.50%, 01/01/16	10,856
		10,886
	Ohio — 3.2%
4,000	City of Columbus, Various Purpose, Series D, GO, 5.00%, 12/15/09	4,163
5,900	Clark County, Lincoln Park Phase IB, Rev., TRAN, 4.35%, 06/01/09	5,982
890	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Series B, 4.50%, 05/15/14	698
1,460	Cleveland-Cuyahoga County Port Authority, Development of Cleveland, Series A, Rev., 5.38%, 10/06/08	1,425
1,435	Cleveland-Cuyahoga County Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	1,390
	Cleveland-Cuyahoga County Port Authority, Port Cleveland Bond Fund,
1,055	Series A, Rev., 6.20%, 05/15/12	1,065
480	Series A, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	498
1,490	Series C, Rev., 5.25%, 05/15/12	1,491
	Cuyahoga County, Multi-Family Housing, Carter Manor,
160	Rev., GNMA, 3.25%, 09/20/09	160
550	Rev., GNMA, 4.00%, 09/20/14	553
	Dublin City School District, Capital Appreciation,
2,885	GO, FGIC, Zero Coupon, 12/01/13	2,368
3,580	GO, FGIC, Zero Coupon, 12/01/14	2,793
1,000	Franklin County, Online Computer Library Center, Rev., 5.00%, 04/15/09	1,013
1,065	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.95%, 12/20/10	1,081
2,500	Montgomery County, Care Facilities, Mary Scott Project, Series A, Rev., GNMA COLL, 6.55%, 09/20/11	2,689
1,000	Ohio Air Quality Development Authority, Cleveland Pollution Control, Series B, Rev., TRAN, 3.75%, 10/01/08	1,001
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
175	Series B, Rev., AMT, GNMA COLL, 4.65%, 10/06/08	177
1,330	Series C, Rev., GNMA COLL, 4.63%, 01/01/11	1,329
6,355	Ohio State Water Development Authority, Pollution Control, Water Quality Fund, Rev., 5.50%, 12/01/22	7,286
	RiverSouth Authority, Area Redevelopment,
2,430	Series A, Rev., 5.00%, 12/01/15	2,637
1,135	Series A, Rev., 5.25%, 12/01/15	1,263
	Summit County Port Authority, Eastland Woods Project,
100	Series A, Rev., FHA, GNMA COLL, 3.25%, 12/20/09	100
425	Series A, Rev., FHA, GNMA COLL, 4.00%, 06/20/14	425
580	Series A, Rev., FHA, GNMA COLL, 4.35%, 06/20/14	534
1,020	Series A, Rev., FHA, GNMA COLL, 4.75%, 06/20/14	906
4,000	Summit County Port Authority, Edgewood Apartments Project, Rev., 4.25%, 05/01/10	3,996
	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund,
1,450	Series C, Rev., 5.35%, 11/15/12 (p)	1,510
440	Series C, Rev., 6.00%, 05/15/11 (p)	451
525	Series E, Rev., 6.10%, 11/15/10	528
1,710	Upper Arlington City, School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/14	1,360
		50,872
	Oklahoma — 0.6%
880	Canadian County, Home Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., TRAN, GNMA COLL, 6.70%, 09/01/10	894
2,000	City of Enid, Municipal Authority, Sales Tax and Utility, Rev., AMBAC, 4.50%, 02/01/09	2,014
	Oklahoma County Home Finance Authority, Mortgage-Backed Securities,
4,840	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 04/01/16	4,817
2,002	Series A-2, Rev., GNMA, 5.70%, 04/01/15	2,051
		9,776
	Oregon — 1.1%
1,840	Jackson County School District No. 549C, GO, School Board Guaranty, 5.25%, 06/15/16	2,070
1,230	Keizer Urban Renewal Agency, North River Economic, Tax Allocation, Series A, 5.00%, 12/01/12 (p)	1,285

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oregon — Continued
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of the West, 5.10%, 05/01/13	2,615
1,890	Oregon State, Department of Administrative Services, Education Project, Series A, Rev., FSA, 5.25%, 04/01/09	1,938
2,485	Port of Portland, Portland International Airport, Series D, Rev., AMT, FGIC, 5.50%, 07/01/11	2,568
5,410	Washington, Multnomah & Yamill Counties School District No. 1J, Series 171, GO, VAR, MBIA, 7.79%, 09/04/08	6,174
		16,650
	Other Territories — 0.5%
2,090	Multi-Family Housing, Bond Pass-Through Certificates, Series 7, Rev., TRAN, 5.85%, 06/01/12	2,010
1,275	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., TRAN, 5.95%, 12/01/12	1,230
2,500	Multi-Family Housing, Bond Pass-Through Certificates, Town Center Villas, Series 12, Rev., 5.80%, 12/01/11	2,464
1,595	Multi-Family Housing, Bond Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.85%, 06/01/11	1,563
		7,267
	Pennsylvania — 4.0%
1,875	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Rev., 5.00%, 09/01/17	1,955
1,235	Allegheny County Redevelopment Authority, Waterfront Project, Tax Allocation, Series A, 5.00%, 12/15/11	1,297
1,910	Allegheny County Residential Finance Authority, Single Family, Series TT, Rev., GNMA/FNMA, 5.75%, 05/01/16	1,959
2,000	Bucks County IDA, Wastewater Management, Inc. Project, Rev., TRAN, 3.90%, 02/01/10	1,972
	City of Philadelphia,
1,700	Series A, GO, XLCA, 5.00%, 02/15/12	1,785
3,000	Series A, GO, FSA, 5.00%, 08/01/14	3,230
5,000	Commonwealth of Pennsylvania, First Series, GO, 5.00%, 10/01/12	5,439
	Commonwealth of Pennsylvania, Second Series,
8,730	GO, 5.00%, 01/01/15	9,625
10,675	GO, MBIA, 5.75%, 10/01/09 (p)	11,218
6,925	Harrisburg Authority Resource Recovery Improvements, Series D-2, Rev., VAR, FSA, 5.00%, 12/01/13	7,278
5,000	Montgomery County IDA, Montenay Project, Series A, Rev., MBIA, 5.00%, 11/01/09	5,158
2,000	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 5.00%, 05/01/12	2,057
800	Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 64, Rev., AMT, Zero Coupon, 10/06/08	799
2,500	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., MBIA, 5.70%, 11/15/11 (i)	2,507
245	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.70%, 07/01/13	241
205	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.70%, 07/01/13	201
195	Philadelphia Authority for Industrial Development, Senior Living Saligman House Project, Series C, Rev., 4.70%, 07/01/13	192
5,900	Westmoreland County IDA, Valley Landfill Project, GTD, Rev., TRAN, 5.10%, 05/01/09	5,922
		62,835
	Puerto Rico — 0.5%
	Children’s Trust Fund, Tobacco Settlement,
2,915	Rev., 5.75%, 07/01/09 (p)	2,998
4,000	Rev., 5.75%, 07/01/10 (p)	4,227
		7,225
	South Carolina — 1.4%
3,500	Charleston Educational Excellence Finance Corp., Charleston County School District, Rev., 5.25%, 12/01/15	3,611
2,560	City of Columbia, Tourism Development Fee Pledge, COP, AMBAC, 5.25%, 06/01/13	2,647
1,050	Laurens County School District No. 055, Rev., 5.25%, 12/01/15	1,014
	Lexington County, Health Services District,
925	Rev., 6.00%, 05/01/11	982
1,090	Rev., 6.00%, 05/01/14	1,185
1,700	Rev., 6.00%, 05/01/14 (p)	1,930
4,125	Medical University Hospital Authority, FHA Insured Mortgage, Series A, Rev., FHA, MBIA, 5.25%, 08/15/14	4,237

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Carolina — Continued
3,735	South Carolina Jobs – EDA, Hospital Facilities, Rev., CIFG, 5.00%, 05/01/16	3,779
3,000	Tobacco Settlement Revenue Management Authority, Rev., 5.00%, 12/01/08	2,925
		22,310
	South Dakota — 0.3%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
390	Series D, Rev., 4.80%, 05/01/11	406
495	Series D, Rev., 4.90%, 11/01/11	517
3,000	Series E, Rev., 6.00%, 05/01/18	3,087
		4,010
	Tennessee — 2.4%
5,350	City of Memphis Electric System, Series A, Rev., MBIA, 5.00%, 12/01/13	5,691
3,000	Johnson City Health & Educational Facilities Board, Mountain States Health, 1st Mortgage, Series A, Rev., MBIA, 6.00%, 07/01/10 (p)	3,235
3,345	Knox County, Health Educational & Housing Facilities Board, Multi-Family, Eastowne Village Project, Rev., TRAN, LIQ: FNMA, 4.90%, 06/01/11	3,492
2,000	Memphis Health Educational & Housing Facility Board, Hillcrest Apartments Project, Rev., VAR, AMT, FHLMC, LIQ: FHLMC, 5.00%, 09/13/11	2,009
	Tennessee Energy Acquisition Corp.,
3,000	Series A, Rev., 5.00%, 09/01/09	3,032
10,000	Series A, Rev., 5.25%, 09/01/21	9,555
	Tennessee Housing Development Agency, Home Ownership Program,
1,750	Series 3, Rev., AMT, 5.30%, 01/01/09	1,778
6,810	Series 2006-2, Rev., AMT, 5.75%, 01/01/16	6,959
2,395	Series 2007-1, Rev., AMT, 5.50%, 01/01/17	2,427
		38,178
	Texas — 8.0%
4,671	Central Texas Housing Finance Corp., Mortgage-Backed Securities Program, Series A-2, Rev., VAR, AMT, GNMA/FNMA, 5.50%, 08/01/16	4,504
6,000	City of Austin, Electric Utility System, Series A, Rev., AMBAC, 5.00%, 11/15/13	6,459
3,000	City of Austin, Texas Airport System, Prior Lien, Rev., MBIA, 5.25%, 11/15/13	3,187
4,465	City of Dallas, GO, 5.00%, 02/15/14	4,643
4,000	City of El Paso, Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 10/01/08	3,234
1,850	City of Tyler, Health Facilities Development Corp., East Texas Medical Center, Series D, Class E, Rev., TRAN, FSA, 5.38%, 02/16/09 (p)	1,910
	Dallas Area Rapid Transit, Senior Lien,
2,000	Rev., AMBAC, 5.00%, 12/01/16	2,164
2,000	Rev., AMBAC, 5.00%, 12/01/16	2,124
6,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., FSA, 5.50%, 11/01/13	5,994
70	Galveston Property Finance Authority, Single Family Mortgage, Series A, Rev., 8.50%, 10/06/08	69
5,840	Harris County Flood Control District, Series A, GO, 5.25%, 10/01/14 (p)	6,545
1,470	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series A, Rev., 5.25%, 12/01/13	1,558
	Harris County, Houston Sports Authority, Capital Appreciation, Junior Lien,
3,345	Series B, Rev., MBIA, Zero Coupon, 11/15/08	2,852
4,950	Series B, Rev., MBIA, Zero Coupon, 11/15/08	3,577
2,525	Harris County, Tax & Sub Lien, Series B, Rev., TRAN, FSA, 5.00%, 08/15/12	2,701
540	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.25%, 11/01/12	532
5,000	Houston Independent School District, Series A, GO, PSF-GTD, 5.25%, 02/15/15	5,484
1,750	Keller Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/10	1,665
	Little Elm Independent School District, Capital Appreciation,
1,630	GO, PSF-GTD, Zero Coupon, 08/15/12	423
1,930	GO, PSF-GTD, Zero Coupon, 08/15/12	471
1,930	Series 8-A, GO, PSF-GTD, Zero Coupon, 08/15/12	534
3,000	Lower Colorado River Authority, Transmission Service, Rev., FSA, 5.25%, 05/15/12	3,162
100	Lufkin Health Facilities Development Corp., Memorial Health System, East Texas, Rev., 5.00%, 02/15/13	102
5,000	Montgomery County, Roads, Series A, GO, FSA, 5.00%, 03/01/16	5,103

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
3,320	Nortex Single Family Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Class A, Rev., GNMA/FNMA/FHLMC, 5.50%, 01/01/16	3,290
	North Central Texas Health Facility Development Corp., Baylor Health Care System,
3,000	Rev., 5.00%, 10/06/08	3,064
3,000	Rev., 6.25%, 05/15/11 (p)	3,304
2,000	Northside Independent School District, School Building, Series C, GO, VAR, PSF-GTD, 4.10%, 12/01/08	2,056
1,500	Pasadena Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/14	1,638
4,000	State of Texas, Series B1 & B2, GO, VAR, 8.39%, 10/07/08	4,805
1,895	State of Texas, College Student Loans, Series A, GO, 5.25%, 08/01/18	1,943
1,945	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.40%, 03/01/16	1,947
8,540	Texas Public Finance Authority, Building & Procurement Projects, Series A, Rev., AMBAC, 5.00%, 02/01/14	9,292
	Texas State Affordable Housing Corp., Single Family Mortgage,
45	Series 2002-1, Rev., TRAN, GNMA/FNMA, 7.10%, 03/01/12	46
2,724	Series C, Rev., GNMA/FNMA/FHLMC, 5.30%, 10/01/16	2,716
5,502	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., TRAN, GNMA/FNMA/FHLMC, 5.35%, 09/01/15	5,257
1,210	Texas State Affordable Housing Corp., Single Family Mortgage, Teachers Home Loan Program, Rev., TRAN, GNMA/FNMA COLL, 6.20%, 09/01/12	1,210
5,000	Texas State Transportation Commission, First Tier, Series A, Rev., 5.00%, 04/01/16	5,450
4,790	Travis County Housing Finance Corp., Series A, Rev., VAR, AMT, GNMA/FNMA, 5.35%, 03/01/16	4,579
4,500	Trinity River Authority, Regional Wastewater System, Rev., 5.00%, 08/01/11 (w)	4,795
968	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.35%, 02/01/17	912
		125,301
	Utah — 1.5%
	State of Utah,
5,000	Series A, GO, 5.00%, 07/01/12	5,428
10,000	Series A, GO, 5.00%, 07/01/15	11,097
3,300	Utah County, Marathon Oil Project, Rev., TRAN, 5.05%, 11/01/11	3,346
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., MBIA, 5.25%, 04/01/23	3,510
	Utah State Housing Finance Agency, Single Family Mortgage,
370	Series D-2, Rev., FHA/VA MTGS, 5.35%, 10/06/08	372
10	Series F, Class II, Rev., 6.30%, 07/01/09	10
		23,763
	Virginia — 1.3%
5,045	Chesterfield County, Public Improvement, GO, 5.00%, 01/01/17	5,437
	Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Beach/Oxford Apartments Project,
3,690	Rev., 6.10%, 10/01/08 (i)	3,740
3,500	Rev., 6.25%, 10/01/08 (i)	3,548
3,250	Tobacco Settlement Financing Corp., Asset Backed Securities, Rev., 5.63%, 06/01/15 (p)	3,649
	Virginia Port Authority,
2,000	Rev., FSA, 5.00%, 07/01/16	2,053
2,155	Rev., FSA, 5.50%, 07/01/12	2,281
		20,708
	Washington — 2.3%
5,000	City of Seattle, Light & Power, Rev., FSA, 5.00%, 08/01/14	5,382
10,675	Energy Northwest Electric, Project No. 3, Series B, Rev., MBIA, 5.50%, 07/01/18	11,245
2,500	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Rev., TRAN, FSA, 7.22%, 01/02/09	2,773
4,500	Energy Northwest, Public Power Supply System, Nuclear Project No. 2, Series A, Rev., 6.30%, 07/01/12	5,049
2,530	Grant County Public Utility District No. 2, Priest Rapids, Series A, Rev., FGIC, 5.00%, 01/01/16	2,639
1,700	Quinault Indian Nation, Quinault Beach, Series A, Rev., ACA, 5.85%, 10/06/08 (i)	1,651
5,000	State of Washington, Various Purpose, Series R, Class A, GO, AMBAC, 5.00%, 01/01/16	5,475

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Washington — Continued
2,315	Washington Housing Finance Commission, GNMA Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.00%, 01/01/11	2,409
		36,623
	Wisconsin — 1.5%
5,525	Badger Tobacco Asset Securitization Corp., Asset-Backed, Rev., 6.00%, 06/01/12	5,543
5,000	City of Kenosha, Capital Appreciation, Series D, GO, AMBAC, Zero Coupon, 09/01/15	3,752
5,000	State of Wisconsin, Health & Education, Rev., 4.78%, 05/01/29 (i)	5,034
3,000	Wisconsin Health & Education Facilities, 4.42%, 10/01/27 (i)	3,012
	Wisconsin Housing & EDA, Home Ownership,
5,710	Series E, Rev., AMT, 5.50%, 09/01/17	5,760
325	Series E, Rev., AMT, 5.75%, 07/01/10	327
		23,428
	Total Municipal Bonds (Cost $1,514,387)	1,512,060

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Companies — 1.0%
436	BlackRock Investment Quality Municipal Trust, Inc.	5,722
776	Nuveen Premium Income Municipal Fund	10,023
	Total Investment Companies (Cost $17,185)	15,745
	Total Long-Term Investments (Cost $1,531,572)	1,527,805
Short-Term Investment — 2.6%
	Investment Company — 2.6%
40,836	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $40,836)	40,836
	Total Investments — 100.1% (Cost $1,572,408)	1,568,641
	Liabilities in Excess of Other Assets — (0.1)%	(2,146)
	NET ASSETS — 100.0%	$1,566,495

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 97.3%
	Municipal Bonds — 97.3%
	California — 1.0%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, MBIA, Zero Coupon, 08/01/17	831
1,500	State of California, GO, 5.00%, 03/01/16	1,548
		2,379
	Colorado — 1.7%
2,350	Colorado Housing & Facilities Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	1,904
2,810	El Paso County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,199
		4,103
	Florida — 0.4%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT, FSA-CR XLCA, 5.00%, 10/01/15	980
	Hawaii — 0.6%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, MBIA, 5.25%, 07/01/16	1,499
	Illinois — 2.2%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, FGIC, 5.00%, 01/01/16	2,082
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.00%, 11/01/16	1,558
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.00%, 03/15/16	1,606
		5,246
	Kansas — 0.8%
1,000	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	803
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,062
		1,865
	Louisiana — 0.5%
1,685	Jefferson Parish Home Mortgage Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,171
	Missouri — 0.4%
1,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series AA, Rev., MBIA, 6.40%, 06/01/10 (p)	1,073
	New York — 0.7%
1,500	New York City, Series E, GO, FSA, 5.00%, 11/01/14	1,605
	Ohio — 86.8%
1,000	Avon Lake City School District, GO, FGIC, 5.50%, 12/01/09 (p)	1,063
1,000	Bowling Green State University, Rev., FGIC, 5.75%, 06/01/10 (p)	1,072
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.00%, 06/01/15	2,455
1,095	Butler County Sewer System, Rev., FGIC, 5.25%, 12/01/09 (p)	1,150
1,000	Cincinnati City School District, Classroom Construction & Improvement, GO, FGIC, 5.25%, 12/01/20	1,091
1,500	Cincinnati City School District, School Improvement, GO, MBIA, 5.38%, 12/01/11 (p)	1,637
1,000	City of Akron, Community Learning Centers, Series A, Rev., FGIC, 5.25%, 12/01/13	1,052
	City of Akron, Sanitation Sewer System,
1,030	Rev., FGIC, 5.38%, 12/01/13	1,111
1,070	Rev., FGIC, 5.50%, 12/01/12	1,153
	City of Cincinnati, Various Purpose,
1,215	Series A, GO, 5.00%, 12/01/15	1,291
1,500	Series C, GO, 5.00%, 06/01/17	1,640
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.00%, 12/01/16	1,633
1,000	Series B, Rev., VAR, MBIA, 5.00%, 06/01/17	1,054
	City of Cleveland,
1,015	GO, AMBAC, 5.25%, 12/01/14 (p)	1,142
1,000	GO, FGIC, 5.60%, 12/01/10 (p)	1,082
1,000	GO, MBIA, 5.75%, 08/01/11	1,082
	City of Cleveland, Airport System,
2,000	Series A, Rev., FSA, 5.25%, 01/01/10 (p)	2,100
2,000	Series A, Rev., FSA-CR, AMBAC, 5.25%, 01/01/20	2,167
1,500	Series C, Rev., VAR, FSA, 5.00%, 01/01/17	1,590
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage,
935	Series A, Rev., MBIA, Zero Coupon, 11/15/09 (p)	910
320	Series A, Rev., MBIA, Zero Coupon, 11/15/11 (p)	292
	City of Cleveland, Capital Appreciation, Public Power Systems, First Mortgage, Unrefunded Balance,
1,065	Series A, Rev., MBIA, Zero Coupon, 11/15/09	1,034

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
2,680	Series A, Rev., MBIA, Zero Coupon, 11/15/11	2,420
5,250	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, Zero Coupon, 11/15/11	4,739
	City of Cleveland, Parking Facilities,
1,000	Rev., FSA, 5.00%, 09/15/14	1,089
1,370	Rev., FSA, 5.25%, 09/15/21	1,499
	City of Cleveland, Public Power System,
1,220	Rev., AMBAC, 5.50%, 11/15/11	1,304
1,280	Series A, Rev., FGIC, 5.00%, 11/15/15	1,374
1,000	Series A-1, Rev., FGIC, 5.00%, 11/15/16	1,028
1,220	City of Cleveland, Waterworks, Series O, Rev., MBIA, 5.00%, 01/01/17	1,306
2,200	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., MBIA, 5.50%, 01/01/13	2,322
571	City of Columbus, Clintonville II Street Light Assessment, GO, 4.40%, 09/01/15	583
1,495	City of Newark, Capital Appreciation, GO, FGIC, Zero Coupon, 12/01/11	1,346
	City of Reading, St. Mary’s Educational Institute,
1,160	Rev., RADIAN, 5.65%, 02/01/10	1,185
1,000	Rev., RADIAN, 5.70%, 02/01/10	1,020
90	City of Strongsville, Unrefunded Balance, GO, 6.70%, 10/06/08	91
1,000	City of Toledo, Sewer System, Rev., MBIA, 5.25%, 11/15/09	1,048
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.25%, 08/01/13	3,205
775	Cleveland-Cuyahoga County Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	751
635	Cleveland-Cuyahoga County Port Authority, Port Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	658
900	Cleveland-Cuyahoga County Port Authority, Port Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.50%, 11/15/11	909
2,000	Columbus Regional Airport Authority, Rev., MBIA, 5.00%, 01/01/17	2,093
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, MBIA, Zero Coupon, 10/01/13	1,254
	Cuyahoga County, Cleveland Clinic Heath,
2,500	Series A, Rev., 5.50%, 01/01/13	2,679
1,400	Series A, Rev., 6.00%, 07/01/13	1,554
1,000	Series A, Rev., 6.00%, 07/01/13	1,089
1,000	Cuyahoga County, Economic Development, University School Project, Series B, Rev., VAR, LOC: Keybank N.A., 5.30%, 12/01/09	1,038
2,000	Cuyahoga County, Healthcare Facilities, Benjamin Rose Institute Project, Rev., 5.50%, 12/01/08 (p)	2,039
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., MBIA, 5.13%, 10/06/08	1,011
1,045	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA, GNMA, 4.90%, 08/20/17	1,074
540	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.15%, 06/20/15	543
1,000	Cuyahoga County, W.O. Walker Center, Inc., Series I, Rev., AMBAC, 5.25%, 10/06/08	1,012
1,205	Delaware County, Sanitation Sewer Systems, Rev., FSA, 4.50%, 06/01/17	1,242
1,000	Dublin City School District, Capital Appreciation Bonds, GO, FGIC, Zero Coupon, 12/01/15	739
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, MBIA, 5.00%, 06/01/16	1,079
1,000	GO, MBIA, 5.00%, 12/01/17	1,091
1,250	Franklin County, American Chemical Society Project, Rev., 5.50%, 10/01/09	1,288
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.00%, 12/01/17	1,044
1,000	Franklin County, Economic Development, Capitol South Community Urban, Rev., 5.70%, 06/01/10 (i)	1,016
1,000	Franklin County, Health Care Facilities, Ohio Presbyterian Services, Rev., 5.50%, 10/06/08	974
1,260	Franklin County, Improvement Children’s Hospital Project, Rev., AMBAC, 5.50%, 05/01/11 (p)	1,371
2,000	Franklin County, Online Computer Library Center, Series A, Rev., 5.00%, 10/06/08	2,022
1,000	Hamilton County, Sales Tax, Series A, Rev., AMBAC, 5.00%, 12/01/16	1,073
	Lake County, Building Improvement,
1,010	GO, MBIA, 5.00%, 06/01/15	1,056
1,060	GO, MBIA, 5.00%, 06/01/15	1,101
1,400	Lake Local School District/Stark County, School Improvement, GO, FSA, 5.00%, 06/01/15	1,480
2,450	Lakewood City School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/17	1,662
	Lakota Local School District,
2,535	GO, FGIC, 5.10%, 12/01/08	2,575
2,500	Series A, GO, FGIC, 5.25%, 12/01/24	2,696
1,120	Lebanon City School District, School Construction, GO, FSA, 5.00%, 06/01/15	1,172

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,930	London City School District, School Facilities, Construction & Improvement, GO, FGIC, 5.25%, 12/01/11	2,062
	Lorain County Hospital, Catholic Healthcare Partners,
2,000	Series B, Rev., MBIA, 5.63%, 10/06/08	2,025
	Lucas County Hospital, Promedica Healthcare Obligation Group,
1,000	Rev., AMBAC, 5.63%, 11/15/09	1,029
1,000	Rev., AMBAC, 5.63%, 11/15/09	1,025
2,430	Lucas County, Multi-Family Housing, Neighborhood Properties, Inc. Project, Rev., LOC: Keybank N.A., 5.20%, 11/01/08	2,470
2,700	Mahoning Valley Sanitation District, Rev., FSA, 5.13%, 12/15/08	2,746
1,430	Marysville Exempt Village School District, GO, FSA, 5.00%, 12/01/15	1,496
1,710	Middleburg Heights, Southwest General Health Center, Rev., FSA, 5.70%, 10/06/08	1,749
1,000	Minster Local School District, School Facilities & Construction, GO, FSA, 5.50%, 12/01/10 (p)	1,080
1,575	Montgomery County, Grandview Hospital & Medical Center, Rev., 5.65%, 10/06/08 (p)	1,643
780	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.60%, 11/01/13	800
305	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.90%, 10/06/08	306
	Ohio Housing Finance Agency,
880	Series A, Rev., FSA, 4.50%, 04/01/12	934
1,000	Series A, Rev., FSA, 5.00%, 04/01/17	1,050
500	Series A, Rev., FSA, 5.00%, 04/01/17	514
	Ohio Housing Finance Agency, Mortgage-Backed Securities Program,
1,000	Series A, Rev., AMT, GNMA/FNMA, 5.15%, 09/01/17	994
1,500	Series F, Rev., GNMA/FNMA/FHLMC, 4.25%, 09/01/16	1,506
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.85%, 05/20/16	1,315
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
900	Series A, Rev., AMT, GNMA COLL, 4.30%, 03/01/16	871
60	Series D, Rev., 4.20%, 09/01/10	61
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 01/15/15 (p)	1,971
850	Ohio Housing Finance Agency, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.50%, 11/20/17	866
4,000	Ohio State Building Authority, State Facilities, Administrative Building Fund, Series A, Rev., FSA, 5.00%, 10/01/20	4,351
	Ohio State Building Authority, State Facilities, Adult Correction Building,
2,480	Series A, Rev., 5.25%, 10/01/09 (p)	2,587
1,000	Series A, Rev., FSA, 5.50%, 10/01/11	1,074
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue, COP, 5.00%, 09/01/18	1,938
	Ohio State Turnpike Commission,
1,500	Rev., 5.50%, 02/15/11	1,599
5,155	Series A, Rev., FGIC, 5.50%, 02/15/14	5,734
	Ohio State University,
1,000	Series A, Rev., 5.50%, 12/01/09 (p)	1,054
1,000	Series B, Rev., 5.25%, 06/01/13	1,080
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Quality Fund, Series B, Rev., Zero Coupon, 06/01/17	1,397
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.00%, 06/01/18	2,122
2,510	Ohio State Water Development Authority, Fresh Water, Rev., AMBAC, 5.80%, 10/06/08 (p)	2,512
480	Ohio State Water Development Authority, Pure Water, Series I, Rev., AMBAC, 7.00%, 09/19/08 (p)	496
1,250	Ohio State Water Development Authority, State Match, Rev., 5.00%, 06/01/14	1,333
	Olentangy Local School District,
2,000	GO, FSA, 5.00%, 06/01/16	2,105
500	GO, BIG, 7.75%, 12/01/11	579
1,405	Olentangy Local School District, School Facilities, Construction & Improvement, GO, 5.00%, 06/01/18	1,485
1,000	Plain Local School District, GO, FGIC, 5.80%, 06/01/11	1,071
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.13%, 11/15/16	2,442
2,550	RiverSouth Authority, RiverSouth Area Redevelopment, Series A, Rev., 5.00%, 12/01/15	2,741

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,000	Sandusky County, Hospital Facilities, Memorial Hospital, Rev., 5.10%, 10/06/08	1,005
410	Shaker Heights City School District, Series A, GO, 7.10%, 12/15/10	435
1,260	Southwest Licking Local School District, GO, FGIC, 5.75%, 12/01/14	1,423
1,710	Springfield City School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,474
	State of Ohio,
1,000	Series A, Rev., 5.00%, 04/01/18	1,050
1,500	Series A, Rev., 5.00%, 04/01/18	1,599
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.25%, 09/15/12	1,323
1,250	Series B, GO, 5.00%, 03/15/14	1,320
2,720	State of Ohio, Conservation Projects, Series A, GO, 5.00%, 09/01/16	3,022
1,000	State of Ohio, Higher Educational Facility, Baldwin-Wallace College Project, Rev., 5.50%, 06/01/14	1,037
1,150	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., MBIA, 5.25%, 12/01/19	1,264
1,500	State of Ohio, Higher Educational Facility, Denison University 2007 Project, Rev., 5.00%, 11/01/17	1,595
2,185	State of Ohio, Higher Educational Facility, Otterbein College Project, Series A, Rev., 5.50%, 12/01/18	2,209
	State of Ohio, Infrastructure Improvements,
1,955	GO, 5.75%, 02/01/10 (p)	2,057
1,500	Series D, GO, 5.00%, 03/01/14	1,570
1,250	State of Ohio, Major Infrastructure Project, Series 2007-1, Rev., FSA, 5.00%, 06/15/17	1,374
1,000	State of Ohio, Revitalization Project, Series A, Rev., 5.00%, 04/01/18	1,057
1,000	State of Ohio, University of Dayton 2001, Rev., AMBAC, 5.38%, 06/01/11	1,068
2,785	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL/ FHA, 4.50%, 09/20/17	2,838
885	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.13%, 05/15/15	786
	Toledo-Lucas County Port Authority, Development, Northwest Ohio Bond Fund,
1,075	Series A, Rev., 5.10%, 05/15/09	1,054
320	Series B, Rev., LOC: Fifth Third Bank Northwest Ohio, 6.13%, 11/15/09	327
385	Series E, Rev., 6.10%, 11/15/10	387
1,190	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA/GNMA, 4.80%, 05/20/17	1,228
1,500	University of Akron, Series A, Rev., FSA, 5.00%, 01/01/18	1,598
	University of Cincinnati,
1,960	Series A, Rev., MBIA, 5.00%, 06/01/17	2,030
1,500	Series G, Rev., MBIA, 5.00%, 12/01/17	1,605
1,135	University of Toledo, General Receipts, Rev., FGIC, 5.25%, 06/01/11 (p)	1,223
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.00%, 11/01/10	1,054
1,680	Westerville City School District, GO, MBIA, 5.25%, 06/01/11 (p)	1,810
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, FGIC, Zero Coupon, 12/01/15	1,408
		206,188
	Texas — 1.9%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.00%, 06/15/16	1,075
2,500	Southeast Housing Finance Corp., Single Family Mortgage, Rev., MBIA, Zero Coupon, 09/01/17 (p)	1,738
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.00%, 04/01/16	1,600
		4,413
	Washington — 0.3%
635	State of Washington, Series A & AT-6, GO, 6.25%, 02/01/11	669
	Total Long-Term Investments (Cost $224,613)	231,191

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 0.5%
	Investment Company — 0.5%
1,208	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $1,208)	1,208
	Total Investments — 97.8% (Cost $225,821)	232,399
	Other Assets in Excess of Liabilities — 2.2%	5,130
	NET ASSETS — 100.0%	$237,529

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 95.1%
	Municipal Bonds — 95.1%
	Alabama — 1.7%
250	Alabama Public Housing Authorities, Series A, Rev., FSA, 3.50%, 01/01/10 (m)	252
	Huntsville Madison County Airport Authority,
2,330	Rev., FSA, 5.00%, 07/01/12	2,409
1,450	Rev., FSA, 5.00%, 07/01/13	1,497
		4,158
	Alaska — 0.8%
1,945	Alaska Energy Authority, Bradley Lake, Third Series, Rev., FSA , 6.00%, 07/01/09 (m)	2,011
	Arizona — 1.0%
2,400	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A, Rev., VAR, 2.84%, 09/04/08 (m)	2,205
375	Tucson & Prima Counties IDA, Mortgage-Backed Securities Program, Series 1A, Rev., VAR, GNMA/FNMA, 7.45%, 01/01/10	387
		2,592
	California — 4.8%
3,400	City of Lodi, Electric Systems, Capital Appreciation, Series B, COP, MBIA, Zero Coupon, 01/15/09 (p)	1,374
2,020	Golden State Tobacco Securitization Corp., Enhanced Asset Backed, Series A-1, Rev., 4.50%, 06/01/17	1,805
1,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.00%, 11/15/09	1,011
1,210	Orange County, Water District, Series B, COP, MBIA, 4.50%, 08/15/09	1,239
	State of California, Economic Recovery,
3,375	Series A, GO, MBIA, 5.25%, 07/01/13	3,730
2,750	Series B, GO, VAR, 5.00%, 03/01/10	2,868
		12,027
	Colorado — 3.6%
2,400	Colorado Housing & Finance Authority, Multi-Family Housing, Series A-1, Rev., VAR, MBIA, 2.00%, 04/01/30	2,400
	Delta County, Memorial Hospital District Enterprise,
1,025	Rev., 4.10%, 09/01/08	1,025
1,155	Rev., 4.45%, 09/01/09	1,166
2,300	Denver City & County, Airport, Floating Rate Certificates, Series A2, Rev., VAR, 5.25%, 11/15/08	2,344
785	Denver City & County, Metropolitan Mayors Caucus, Series A, Rev., VAR, GNMA/FNMA/FHLMC COLL, 6.35%, 05/01/09	793
1,000	El Paso County School District No 12 Cheyenne Mountain, GO, 5.70%, 09/15/09 (p)	1,036
400	El Paso County, Single Family Mortgage, Series A, Rev., 6.20%, 05/01/12	411
		9,175
	Connecticut — 3.8%
5	City of New Haven, Series C, GO, MBIA, 5.00%, 11/01/08 (p)	5
2,605	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., MBIA, 4.38%, 11/15/13	2,582
	State of Connecticut,
5,000	GO, 5.00%, 03/15/12	5,392
1,495	Series B, GO, 5.75%, 11/01/09 (p)	1,574
		9,553
	Delaware — 1.1%
2,500	Delaware Transportation Authority, Motor Fuel Tax Revenue, Series B, Rev., AMBAC, 5.25%, 07/01/12	2,728
	District of Columbia — 0.4%
1,090	District of Columbia, Series E, GO, 4.00%, 06/01/10	1,116
	Florida — 10.5%
1,600	Broward County, Resource Recovery, Wheelabrator, Series A, Rev., 5.50%, 12/01/08	1,614
605	City of Atlantic Beach, Health Care Facilities, Fleet Landing Project, Rev., ACA, 5.25%, 10/01/08 (m)	605
2,195	Collier County School Board, COP, FSA, 5.38%, 02/15/12 (p)	2,397
685	Escambia County, Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA, 2.63%, 10/01/09	684
2,150	Florida Housing Finance Corp., Multi-Family Mortgage, Heritage Villas, Series F, Rev., 4.00%, 10/01/10	2,166
3,500	Highlands County Health Facilities Authority, Adventist Health Hospital, Series I, Rev., VAR, 5.00%, 11/16/09	3,560
3,000	Miami-Dade County Educational Facilities Authority, University of Miami, Series B, Rev., 5.00%, 04/01/12	3,162

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
5,325	Miami-Dade County School Board, Series A, COP, AMBAC, 5.00%, 08/01/10	5,549
1,645	Miami-Dade County, Water & Sewer System, Series B, Rev., FSA, 5.00%, 10/01/13	1,772
2,650	Palm Beach County School Board, Series B, COP, VAR, FGIC, 5.00%, 08/01/11	2,767
2,000	University Athletic Association, Inc., Athletic Program, Rev., VAR, LOC: Suntrust Bank, 3.80%, 10/01/11	2,032
		26,308
	Georgia — 0.6%
	Monroe County Development Authority, Pollution Control, Oglethorpe Power Corp.,
905	Series A, Rev., MBIA-IBC, 6.70%, 01/01/09	919
500	Series A, Rev., MBIA-IBC, 6.75%, 01/01/10	530
		1,449
	Hawaii — 2.0%
2,000	Honolulu City & County, GO, MBIA-IBC, 5.45%, 09/11/08 (p)	2,002
2,750	State of Hawaii, Series CZ, GO, FSA, 5.00%, 07/01/12 (p)	2,978
		4,980
	Illinois — 2.4%
1,300	Chicago Transit Authority, Federal Transit Administration, Rev., Assured Guaranty, Ltd., 5.00%, 06/01/14	1,418
1,000	City of Chicago, Wastewater Transmission, Second Lien, Rev., MBIA, 6.00%, 01/01/10 (p)	1,063
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.45%, 11/01/14 (p)	1,855
1,675	Winnebago County, School District No. 122 Harlem-Loves Park, GO, FGIC, 6.55%, 06/01/09	1,726
		6,062
	Indiana — 1.5%
1,750	Indiana Health Facility Financing Authority, Ascension Health, Series A3, Rev., VAR, 5.00%, 07/01/11	1,825
	New Albany School District, Floyd County School Building Corp., First Mortgage,
635	Rev., FGIC, 5.00%, 01/15/09	642
1,305	Rev., FGIC, 5.00%, 01/15/10	1,353
		3,820
	Kansas — 1.8%
2,400	City of Olathe, Series 211, GO, 5.00%, 10/01/12	2,610
1,010	Saline County Unified School District No. 305, GO, FSA, 5.25%, 09/01/13	1,013
950	Sedgwick County Unified School District No. 259, GO, MBIA, 5.50%, 09/01/10	1,006
		4,629
	Louisiana — 0.6%
635	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series B, Rev., 5.00%, 05/15/10	654
	Parish of St. Mary, Solid Waste,
280	Rev., 5.40%, 03/01/09	282
295	Rev., 5.40%, 03/01/10	302
310	Rev., 5.40%, 03/01/11	319
		1,557
	Massachusetts — 2.8%
2,000	Commonwealth of Massachusetts, Series A, GO, AMBAC, 6.50%, 11/01/14	2,386
3,000	Massachusetts Housing Finance Agency, Insured Construction Loan, Series A, Rev., AMT, FSA, 4.13%, 10/06/08	3,004
	New Bedford Housing Authority, Capital Funding Program,
620	Series A, Rev., 2.70%, 10/01/08	621
635	Series A, Rev., 3.00%, 10/01/09	643
375	Series A, Rev., 3.20%, 10/01/10	382
		7,036
	Michigan — 0.6%
1,470	Van Buren Township Local Development Authority, Tax Increment, GO, FGIC, 5.25%, 04/01/13 (p)	1,610
	Minnesota — 0.9%
2,250	South Washington County Independent School District No. 833, Series A, GO, MBIA, 5.60%, 02/01/10	2,360
	Mississippi — 0.4%
1,045	Mississippi Development Bank Special Obligation, Wilkinson County Correctional Center, Series D, Rev., 5.00%, 08/01/11	1,099
	Missouri — 2.6%
2,500	City of St. Louis, Lambert-St. Louis International Airport, Series A, Rev., FSA, 5.00%, 07/01/09	2,557
3,085	Missouri State Board of Public Buildings, Series A, Rev., 5.50%, 10/15/10	3,292

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Missouri — Continued
665	Riverview Gardens School District, Capital Appreciation, GO, FSA, Zero Coupon, 04/01/11	616
		6,465
	New Hampshire — 1.6%
4,000	New Hampshire Business Finance Authority, Pollution Control, Series A, Rev., VAR, 3.50%, 02/01/09	4,021
	New Jersey — 3.3%
4,500	New Jersey Economic Development Authority, School Facilities Construction, Rev., VAR, FSA, 5.00%, 09/01/14	4,823
700	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.00%, 07/01/13	713
370	State of New Jersey, Series N, GO, FGIC, 5.50%, 07/15/13	412
2,250	State of New Jersey, Equipment Lease Purchase, Series A, COP, 5.00%, 06/15/10	2,339
		8,287
	New York — 4.5%
2,060	Erie County Industrial Development Agency, School District Buffalo Project, Series A, Rev., FSA, 5.00%, 05/01/12	2,218
3,000	New York State Dormitory Authority, Series B, Rev., VAR, 5.25%, 05/15/12	3,212
3,500	New York State Thruway Authority, Second Generation Highway & Bridge Trust Fund, Series B, Rev., 5.00%, 04/01/11	3,715
2,000	Tobacco Settlement Financing Authority, Series A, Rev., 5.00%, 06/01/10	2,080
		11,225
	North Carolina — 2.7%
2,090	North Carolina Eastern Municipal Power Agency, Series A, Rev., Assured Guaranty, Ltd., 5.00%, 01/01/13	2,243
	North Carolina Medical Care Commission, First Mortgage, Deerfield,
1,000	Series A, Rev., 3.13%, 11/01/09	997
1,500	Series A, Rev., 3.38%, 11/01/10	1,498
1,850	North Carolina Municipal Power Agency, No. 1-Catawba Electric, Series A, Rev., 5.25%, 01/01/13	1,977
		6,715
	Ohio — 6.3%
3,400	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Turbo, Series A-2, Rev., 5.13%, 06/01/17	3,105
615	Cleveland-Cuyahoga County Port Authority, Bond Fund Program, Myers University Project, Series E, Rev., 4.65%, 05/15/14	599
6,000	Cleveland-Cuyahoga County Port Authority, Rock & Roll Hall of Fame Project, Rev., FSA, 3.60%, 12/01/08	6,001
	Columbus Regional Airport Authority, Joseph Knight Towers Projects,
40	Series A, Rev., GNMA COLL, 3.60%, 02/20/09	40
480	Series A, Rev., GNMA COLL, 4.30%, 02/20/14	476
4,325	Milford Exempt Village School District, School Improvement, GO, FSA, 5.13%, 12/01/11 (p)	4,685
1,000	University of Cincinnati, Series T, Rev., 5.50%, 06/01/10	1,057
		15,963
	Oklahoma — 0.1%
360	Oklahoma Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA, 6.80%, 09/01/09	369
	Oregon — 2.0%
1,075	Marion & Clackamas Counties School District No. 4J Silver Falls, GO, 3.00%, 06/15/09	1,085
4,015	MMA Financial CDD Senior Securitization Trust, Harmony Pass-Through Certificates, Series A, Rev., VAR, LOC: Compass Bank, 3.38%, 11/01/08 (i)	4,016
		5,101
	Pennsylvania — 3.4%
500	City of Philadelphia, Gas Works, Fifth, Series A-1, Rev., FSA, 5.00%, 09/01/09	515
3,625	City of Philadelphia, Water & Wastewater, Series A, Rev., AMBAC, 5.00%, 08/01/13	3,868
400	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Series A, Rev., MBIA, 5.60%, 11/15/09	402
1,000	Pennsylvania State Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 4.13%, 05/01/13	989
145	Pennsylvania State Housing Finance Agency, Single Family Mortgage, Series 65A, Rev., AMT, 4.60%, 10/01/08	145
2,450	Philadelphia Parking Authority, Airport, Rev., 5.00%, 09/01/11	2,561
		8,480

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Puerto Rico — 1.5%
1,400	Children’s Trust Fund, Rev., 5.75%, 07/01/10 (p)	1,464
2,375	Puerto Rico Government Development Bank, Series B, Rev., 5.00%, 12/01/08	2,388
		3,852
	Rhode Island — 1.6%
3,975	Rhode Island Refunding Bond Authority, Series A, Rev., AMBAC, 5.25%, 10/06/08	4,022
	South Carolina — 2.6%
1,160	Charleston County School District Development Corp., Series B, GO, SCSDE, 5.00%, 02/01/10	1,209
1,000	Charleston County, Public Improvements, GO, 5.25%, 09/01/09 (p)	1,044
4,300	Tobacco Settlement Revenue Management Authority, Rev., 5.00%, 12/01/08	4,192
		6,445
	Tennessee — 2.4%
2,550	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., 5.00%, 10/01/13	2,800
3,000	Shelby County, Public Improvement, Series A, GO, 5.63%, 04/01/10 (p)	3,164
		5,964
	Texas — 12.6%
	Austin Independent School District, Capital Appreciation,
1,035	GO, FGIC, Zero Coupon, 08/01/10 (m)	981
1,205	GO, FGIC, Zero Coupon, 08/01/11 (m)	1,098
4,500	Camino Real Regional Mobility Authority, Rev., 5.00%, 08/15/12	4,763
2,685	City of Beaumont, Waterworks & Sewer System, Rev., FGIC, 6.25%, 09/01/10 (p)	2,899
2,615	City of Frisco, Certificates Obligation, Series A, GO, FGIC, 5.25%, 02/15/11 (p)	2,795
3,125	City of Houston, Water & Sewer System, Junior Lien, Series B, Rev., FGIC, 5.25%, 12/01/10 (p)	3,311
2,785	City of San Antonio, Electric & Gas Systems, Series A, Rev., 5.00%, 02/01/12	2,996
3,400	Harris County Hospital District, Series B, Rev., VAR, MBIA, 4.80%, 08/16/10	3,363
2,205	Houston Community College System, Junior Lien, Series A, Rev., MBIA, 5.38%, 04/15/11 (p)	2,376
2,385	Houston Community College System, Unrefunded Balance, Junior Lien, Series A, Rev., MBIA, 5.38%, 04/15/11	2,524
1,000	Lower Colorado River Authority, Rev., 5.00%, 05/15/11	1,057
	San Leanna Educational Facilities Corp., Higher Education, Saint Edwards University Project,
285	Rev., 4.50%, 06/01/11	292
200	Rev., 4.50%, 06/01/12	204
1,500	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources, Series A, Rev., 5.00%, 02/15/13	1,580
1,500	Texas Municipal Gas Acquisition & Supply Corp., Series D, Rev., 5.00%, 12/15/08	1,502
		31,741
	Virginia — 6.2%
1,000	Big Stone Gap Redevelopment & Housing Authority, Correctional Facilities, Rev., 5.00%, 09/01/08	1,000
	Virginia Beach Development Authority, Sentara Health Systems,
2,985	Rev., 5.25%, 11/01/08	3,030
5,100	Series A, Rev., 5.00%, 12/01/11	5,487
4,500	Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Notes, Rev., 5.00%, 09/27/12	4,896
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.00%, 10/01/14	1,247
		15,660
	Washington — 0.4%
1,000	Energy Northwest, Wind Project, Rev., MBIA, 5.00%, 07/01/10	1,036
	Total Long-Term Investments (Cost $238,100)	239,616

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 5.5%
	Investment Company — 5.5%
13,762	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $13,762)	13,762
	Total Investments — 100.6% (Cost $251,862)	253,378
	Liabilities in Excess of Other Assets — (0.6)%	(1,552)
	NET ASSETS — 100.0%	$251,826

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 99.1%
	Municipal Bonds — 99.1%
	Alabama — 1.0%
8,000	Alabama State Public School & College Authority, Capital Improvement, Series C, Rev., 5.75%, 07/01/09 (m)	8,352
	Alaska — 1.2%
	Alaska Energy Authority Power, Bradley Lake, Fourth Series,
3,485	Rev., FSA , 6.00%, 07/01/17 (m)	4,036
3,915	Rev., FSA , 6.00%, 07/01/19 (m)	4,551
2,000	City of Anchorage, Schools, Series B, GO, FGIC, 5.88%, 12/01/10 (p)	2,154
		10,741
	Arizona — 0.6%
5,000	Arizona Health Facilities Authority, Banner Health, Series D, Rev., 5.50%, 01/01/18 (m)	4,900
	Arkansas — 0.9%
7,500	City of Fort Smith, Water & Sewer, FSA, 5.00%, 10/01/18	7,565
	California — 16.6%
2,500	California Educational Facilities Authority, Claremont McKenna College, Rev., 5.00%, 01/01/18	2,522
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., 5.00%, 11/01/14	2,206
2,000	Series A, Rev., 5.00%, 11/01/14	1,946
	California State Department of Water Resources, Power Supply,
2,000	Series A, Rev., MBIA-IBC, 5.25%, 05/01/12 (p)	2,215
4,000	Series A, Rev., XLCA, 5.38%, 05/01/12 (p)	4,448
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., 5.50%, 12/01/13	2,884
3,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.50%, 06/01/14	3,158
	California State University, Systemwide,
5,915	Series A, Rev., FGIC, 5.00%, 05/01/13	5,811
2,850	Series C, Rev., MBIA, 5.00%, 11/01/15	2,929
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., 5.25%, 11/15/13	4,065
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, MBIA, 5.00%, 04/01/10	364
430	Chino Valley Unified School District, Series A, COP, GO, FSA, 5.38%, 08/01/12	463
3,555	City of Oakland, Sewer System, Series A, Rev., FSA, 5.00%, 06/15/14	3,610
2,000	City of San Jose Evergreen Community College District, Series A, GO, AMBAC, 5.25%, 09/01/14	2,177
7,000	East Bay Municipal Utility District, Sub Series A, Rev., MBIA, 5.00%, 06/01/15	7,039
1,000	Fullerton University Foundation, Series A, Rev., MBIA, 5.75%, 07/01/10	1,042
8,000	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-1, Rev., 5.75%, 06/01/17	6,670
325	Golden West Schools Financing Authority, Series A, Rev., MBIA, 5.80%, 02/01/20	371
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.25%, 11/15/21	1,897
3,280	Los Angeles Harbor Department, Rev., 7.60%, 10/01/18 (p)	3,983
10,000	Los Angeles Unified School District, Election of 1997, Series E, GO, MBIA, 5.13%, 07/01/12 (p)	10,974
6,000	Metropolitan Water District of Southern California, Series A, Rev., 5.00%, 07/01/17	6,124
	Orange County Development Agency, Santa Ana Heights Project Area, Tax Allocation,
1,265	AMBAC, 5.25%, 09/01/13	1,366
2,120	AMBAC, 5.25%, 09/01/13	2,278
1,805	Pomona Public Financing Authority, Merged Redevelopment, Unrefunded Balance, Series AH, Rev., AMBAC, 5.25%, 02/01/13	1,889
50	Pomona Unified School District, Series A, GO, MBIA, 6.10%, 02/01/20	56
6,650	San Bernardino City, Unified School District, Series A, GO, FGIC, 5.75%, 08/01/09 (p)	6,966
2,555	San Bernardino Joint Powers Financing Authority, Tax Allocation, Series A, FSA, 5.75%, 10/01/25	2,923
160	San Mateo County Transportation District, Series A, Rev., MBIA, 5.25%, 06/01/19	177
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA, 6.25%, 07/01/24	5,188
6,765	Saugus Union School District, Capital Appreciation, GO, FGIC, Zero Coupon, 08/01/22	3,290
	South Orange County Public, Public Financing Authority, Foothill Area, Special Tax,
4,740	Series A, FGIC, 5.25%, 08/15/14	5,092
3,880	Series A, FGIC, 5.25%, 08/15/14	4,095

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
	State of California,
20	GO, XLCA-ICR, 5.00%, 02/01/12 (p)	22
5,000	GO, 5.00%, 08/01/13	4,945
3,000	GO, 5.25%, 02/01/13	3,150
5,500	State of California, Economic Recovery, Series A, GO, 5.00%, 07/01/11	5,806
4,980	State of California, Unrefunded Balance, GO, XLCA-ICR, 5.00%, 02/01/12	5,142
4,550	Sweetwater Union High School District, Special Tax, Series A, FSA, 5.00%, 09/01/15	4,639
2,060	University of California, Series G, Rev., FGIC, 5.00%, 05/15/13	2,110
6,710	University of California, Multiple Purpose Project, Series Q, Rev., FSA, 5.00%, 09/01/11 (p)	7,309
		143,341
	Colorado — 2.7%
3,750	Adams County, Single Family Mortgage, Capital Appreciation, Series 1985 A, Rev., Zero Coupon, 06/01/16 (m) (p)	2,787
5,000	Arapahoe County School District No. 6-Littleton, GO, FGIC, 5.25%, 12/01/12 (m)	5,296
	Denver City & County, Airport,
1,600	Series A, Rev., AMBAC, 6.00%, 11/15/10	1,635
6,135	Series D, Rev., AMBAC-TCRS, 7.75%, 11/15/13	6,654
2,000	Douglas County School District No. Re-1, Douglas & Elbert Counties, GO, FGIC, 5.75%, 12/15/14	2,226
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/22	4,595
		23,193
	Connecticut — 0.0% (g)
80	Connecticut State Health & Educational Facility Authority, Eastern Connecticut Health, Series A, Rev., RADIAN, 6.38%, 07/01/10 (p)	87
	Delaware — 0.7%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.90%, 01/01/18 (p)	6,029
	District of Columbia — 1.4%
3,965	District of Columbia, Series B, GO, MBIA, 6.00%, 06/01/19	4,577
6,950	District of Columbia, George Washington University, Series A, Rev., MBIA, 6.00%, 09/15/09	7,258
		11,835
	Florida — 2.7%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., FSA, 6.05%, 10/01/14	4,306
5,000	Highlands County Health Facilities Authority, Hospital Adventist Health, Series A, Rev., 6.00%, 11/15/11 (p)	5,559
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., FGIC, 6.00%, 10/01/18	3,651
2,415	Hillsborough County, Parks & Recreation Program, GO, MBIA, 5.25%, 07/01/25	2,648
	Orange County, Health Facilities Authority,
3,760	Series A, Rev., MBIA, 6.25%, 10/01/12 (p)	4,282
1,580	Series C, Rev., MBIA, 6.25%, 10/01/12 (p)	1,799
680	Orange County, Health Facilities Authority, Unrefunded Balance, Series C, Rev., MBIA, 6.25%, 10/01/12	754
		22,999
	Georgia — 7.3%
1,500	City of Fairburn, Combined Utilities, Rev., 5.75%, 10/01/20 (p)	1,621
10,000	Dalton Development Authority, Hamilton Health Care System, Rev., MBIA, 5.50%, 08/15/26 (k)	10,963
	Forsyth County School District,
7,700	GO, 5.75%, 02/01/10 (p)	8,252
2,000	GO, 6.00%, 02/01/10 (p)	2,151
7,000	Main Street Natural Gas, Inc., Series A, Rev., 5.50%, 09/15/24	6,322
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.25%, 07/01/20	12,168
	Municipal Electric Authority of Georgia,
4,000	Series B, Rev., 6.20%, 01/01/10	4,201
4,500	Series BB, Rev., MBIA-IBC, 5.25%, 01/01/25	4,866
2,490	Series C, Rev., MBIA-IBC, 5.25%, 01/01/25	2,692
3,110	Savannah EDA, College of Art & Design Project, Rev., 6.60%, 10/01/09 (p)	3,323
5,500	State of Georgia, Series B, GO, 6.00%, 03/01/12	6,126
		62,685
	Illinois — 4.6%
1,750	Chicago Public Building, Commission Building, Series A, Rev., MBIA, 7.00%, 01/01/20 (p)	2,196
1,480	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.00%, 12/01/15 (p)	1,928
2,510	Cook County Community High School District No. 219-Niles Township, Unrefunded Balance, GO, FGIC, 8.00%, 12/01/15	3,226

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Illinois — Continued
3,945	Illinois Health Facilities Authority, Revolving Fund, Series A, Rev., VAR, 5.50%, 08/01/11	4,149
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Rev., FGIC, 5.50%, 12/15/09	7,262
	Regional Transportation Authority,
2,425	Rev., MBIA, 6.25%, 07/01/15	2,840
6,000	Rev., MBIA, 6.50%, 07/01/30	7,352
4,000	Series D, Rev., FGIC, 7.75%, 06/01/19	5,018
4,725	State of Illinois, Series P, Rev., 6.50%, 06/15/22	5,621
		39,592
	Indiana — 2.3%
1,550	Beech Grove School Building Corp., First Mortgage, Rev., MBIA, 6.25%, 07/05/16	1,755
3,000	Indiana Municipal Power Agency Supply System, Series B, Rev., MBIA, 5.50%, 01/01/16	3,260
	Indiana Transportation Finance Authority, Highway,
8,750	Series A, Rev., 6.80%, 12/01/16	10,058
885	Series A, Rev., 7.25%, 06/01/15	957
3,115	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.25%, 06/01/15	3,593
		19,623
	Kansas — 0.7%
3,050	Johnson County Unified School District 232, Series A, GO, FSA, 5.25%, 09/01/15	3,212
	Sedgwick County Unified School District 266,
1,575	GO, MBIA, 5.00%, 09/01/14	1,730
1,025	GO, MBIA, 5.00%, 09/01/17	1,089
		6,031
	Kentucky — 0.5%
4,090	Louisville & Jefferson County Metropolitan Sewer District, Series A, Rev., FGIC, 5.63%, 11/15/09	4,235
	Louisiana — 1.9%
	City of St. Bernard Parish, Sales & Use Tax,
2,535	Rev., FSA, 5.00%, 03/01/14	2,718
2,445	Rev., FSA, 5.00%, 03/01/14	2,600
2,760	Rev., FSA, 5.00%, 03/01/14	2,914
1,505	Rev., FSA, 5.00%, 03/01/14	1,578
2,885	Rev., FSA, 5.00%, 03/01/14	3,006
	State of Louisiana, Gas & Fuels Tax,
2,000	Series A, Rev., AMBAC, 5.38%, 06/01/12	2,100
1,040	Series A, Rev., AMBAC, 5.38%, 06/01/12	1,086
		16,002
	Massachusetts — 1.3%
290	City of Auburn, GO, AMBAC, 5.13%, 06/01/14	302
470	City of Pittsfield, GO, MBIA, 5.13%, 04/15/12	490
5,000	Commonwealth of Massachusetts, Consolidated Lien, Series E, GO, AMBAC, 5.00%, 11/01/16 (p)	5,568
2,250	Massachusetts Port Authority, Series B, Rev., AMT, FSA, 5.50%, 07/01/09	2,326
1,975	Massachusetts State College Building Authority, Series A, Rev., Commonwealth GTD, 7.50%, 05/01/14	2,313
		10,999
	Michigan — 3.0%
10,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	10,600
15,000	Michigan Strategic Fund, Detroit Education Community Center Convention, Rev., VAR, AMBAC, 4.85%, 09/01/11	15,333
		25,933
	Minnesota — 0.1%
535	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., MBIA, 5.90%, 10/06/08	537
	Mississippi — 1.0%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., FSA, 6.00%, 07/01/12 (p)	9,057
	Missouri — 0.4%
1,105	City of Sikeston, Electric, Rev., MBIA, 6.00%, 06/01/16	1,258
1,505	Jackson County, Public Building Corp., Capital Improvements Project, Rev., 5.00%, 12/01/13	1,521
1,000	University of Missouri, Curators University, Series B, Rev., 5.00%, 11/01/13	1,074
		3,853
	Montana — 0.7%
890	Montana State Board of Regents, Higher Education, Series H, Rev., AMBAC, 5.00%, 11/15/14	934
	Montana State Board of Regents, Higher Education, Montana State University,
1,215	Series I, Rev., AMBAC, 5.00%, 11/15/14	1,250
2,500	Series I, Rev., AMBAC, 5.00%, 11/15/14	2,614
1,210	Series I, Rev., AMBAC, 5.00%, 11/15/14	1,252
		6,050

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Nevada — 1.4%
5,000	Clark County School District, Series A, GO, MBIA, 7.00%, 06/01/11	5,581
6,000	Truckee Meadows Water Authority, Series A, Rev., FSA, 5.00%, 07/01/11 (p)	6,417
		11,998
	New Jersey — 1.3%
4,200	Freehold Regional High School District, GO, FGIC, 5.60%, 03/01/10 (p)	4,423
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,000	Series A, Rev., 5.75%, 06/15/15 (p)	1,158
5,000	Series C, Rev., MBIA, 5.25%, 06/15/15 (p)	5,639
		11,220
	New Mexico — 0.4%
3,030	Los Alamos County, Utilities, Series A, Rev., FSA, 5.00%, 07/01/13	3,240
	New York — 17.9%
	Metropolitan Transportation Authority,
3,000	Series A, Rev., 5.13%, 07/01/12	3,112
7,035	Series A, Rev., FSA, 5.50%, 11/15/20	7,904
	New York City,
6,040	Series A, GO, 6.00%, 05/15/10 (p)	6,504
7,885	Series F, GO, 6.00%, 01/15/13 (p)	8,992
4,000	Series J, Sub Series J-1, GO, 5.00%, 06/01/16	4,163
5,000	New York City Municipal Water Finance Authority, Series DD, Rev., 4.50%, 06/15/18	4,658
2,000	New York City Municipal Water Finance Authority, Second Generation Resolution, Sewer, Series DD, Rev., 5.00%, 06/15/12	2,007
565	New York City Municipal Water Finance Authority, Unrefunded Balance, Series B, Rev., 6.00%, 06/15/10	606
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series CC, Rev., 5.00%, 06/15/18	5,065
	New York City Transitional Finance Authority, Future Tax Secured,
17,000	Series C, Rev., 5.50%, 05/01/10 (p)	18,143
1,530	New York City Transitional Finance Authority, Future Tax Secured, Unrefunded Balance, Series B, Rev., 5.50%, 02/01/11	1,642
	New York City, Unrefunded Balance,
9,255	GO, 6.00%, 01/15/13	10,245
745	Series A, GO, 6.00%, 05/15/10	792
	New York Municipal Bond Bank Agency,
1,900	Series C, Rev., 5.25%, 06/01/13	1,971
2,000	Series C, Rev., 5.25%, 06/01/13	2,074
	New York State Dormitory Authority, City University System, CONS,
3,000	Series A, Rev., FGIC, 5.13%, 07/01/10 (p)	3,166
5,000	Series A, Rev., FSA-CR, 5.75%, 07/01/13	5,381
3,000	New York State Dormitory Authority, State University Dormitory Facilities, Rev., 5.00%, 07/01/18 (w)	3,018
	New York State Environmental Facilities Corp., Revolving Funds, Municipal Water Project,
9,345	Series D, Rev., 5.38%, 06/15/12	9,959
7,270	Series E, Rev., 5.38%, 06/15/12	7,875
7,135	Series E, Rev., 5.38%, 06/15/12	7,598
26,000	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.13%, 06/01/24	29,313
10	Rome City School District, GO, FGIC, 5.00%, 06/15/12	11
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.50%, 06/01/13	3,169
3,000	Series B-1C, Rev., 5.50%, 06/01/13	3,161
3,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A-1, Rev., 5.50%, 06/01/13	3,178
		153,707
	North Carolina — 1.4%
	City of Charlotte,
6,600	GO, 5.50%, 06/01/10 (p)	7,118
4,400	Cumberland County, GO, 5.70%, 03/01/10 (p)	4,726
25	North Carolina State Housing Finance Agency, Single Family Mortgage, Series FF, Rev., AMT, FHA, 6.25%, 10/06/08	26
		11,870
	North Dakota — 1.2%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., FSA, 5.25%, 10/06/08	4,420
5,000	Mercer County, Antelope Valley Station, Rev., AMBAC, 7.20%, 06/30/13	5,586
		10,006
	Ohio — 2.3%
1,500	Chillicothe City School District, School Improvement, GO, FGIC, 5.25%, 12/01/14 (p)	1,688
715	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	663

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
2,055	Cleveland-Cuyahoga County Port Authority, Port Development Cleveland Bond Fund, Series C, Rev., 5.95%, 05/15/12	2,045
2,360	Hamilton County, Sales Tax, Sub Series B, Rev., AMBAC, 5.75%, 12/01/10 (p)	2,540
605	Hamilton County, Sales Tax, Unrefunded Balance, Sub Series B, Rev., AMBAC, 5.75%, 12/01/10	641
3,000	Lucas County, Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.63%, 11/15/09	3,081
	RiverSouth, Authority Area Redevelopment,
2,080	Series A, Rev., 5.25%, 06/01/14	2,198
1,255	Series A, Rev., 5.25%, 06/01/14	1,318
1,000	Series A, Rev., 5.25%, 06/01/14	1,045
1,025	Series A, Rev., 5.25%, 06/01/14	1,066
	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund,
970	Series A, Rev., 6.00%, 05/15/11 (p)	993
1,650	Series C, Rev., LOC: Fifth Third Bank of Northwest Ohio, 6.38%, 11/15/13	1,587
735	Toledo-Lucas County, Port Authority, Northwest Ohio Bond Fund, Woodsage Project, Series B, Rev., 5.40%, 05/15/14	719
		19,584
	Oklahoma — 0.0% (g)
210	Oklahoma Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA, 6.80%, 09/01/09	215
	Oregon — 0.6%
5,000	Washington County, Unified Sewerage Agency, Senior Lien, Series A, Rev., FGIC, 5.75%, 10/01/10	5,330
	Pennsylvania — 1.7%
2,025	Altoona City Authority, Rev., FSA, 5.25%, 11/01/19 (m)	2,239
2,375	Delaware River Port Authority of Pennsylvania & New Jersey, Rev., FSA, 5.63%, 01/01/10	2,467
3,500	Northampton County General Purpose Authority, Lafayette College, Rev., 4.50%, 11/01/18	3,421
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.50%, 07/01/12	6,930
		15,057
	Puerto Rico — 2.7%
5,655	Commonwealth of Puerto Rico, GO, MBIA, 6.00%, 07/01/16	6,229
10,000	Puerto Rico Electric Power Authority, Series KK, Rev., MBIA, 5.50%, 07/01/15	10,704
5,000	Puerto Rico Highway & Transportation Authority, Series B, Rev., 6.00%, 07/01/10 (p)	5,384
7,500	Puerto Rico Sales Tax Financing Corp., Capital Appreciation, Series A, Rev., AMBAC, Zero Coupon, 08/01/54	532
		22,849
	South Carolina — 4.0%
290	Berkeley County, Water & Sewer, Unrefunded Balance, Rev., MBIA, 5.25%, 06/01/13	300
6,385	City of Spartanburg, Series A, Rev., FSA, 4.38%, 06/01/17	6,029
4,100	Georgetown County School District, GO, SCSDE, 5.75%, 03/01/11 (p)	4,444
3,660	Greenwood Metropolitan District, Rev., FSA, 4.25%, 10/01/18	3,248
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.75%, 01/01/20 (p)	4,866
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/20	5,443
8,945	South Carolina Jobs & EDA, Palmetto Healthcare, Series C, Rev., 6.88%, 08/01/13 (p)	10,525
		34,855
	South Dakota — 0.9%
2,941	Heartland Consumers Power District, Rev., 6.38%, 01/01/16 (p)	3,306
	Heartland Consumers Power District, Electric,
2,500	Rev., FSA, 6.00%, 01/01/17	2,820
1,425	Rev., 7.00%, 01/01/16 (p)	1,609
		7,735
	Tennessee — 0.2%
1,300	Knox County Health Educational & Housing Facilities Board, Fort Sanders Alliance, Rev., MBIA, 7.25%, 01/01/10	1,375
	Texas — 6.8%
	Canyon Regional Water Authority, Wells Ranch Project,
4,435	Rev., AMBAC, 5.13%, 08/01/17	4,542
7,540	Rev., AMBAC, 5.13%, 08/01/17	7,634
445	City of Austin, Certificates of Obligation, GO, MBIA, 5.00%, 09/01/14	478

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Texas — Continued
6,000	City of Brownsville, Priority Refunding, Utilities, Rev., MBIA, 6.25%, 09/01/14 (p)	6,619
4,250	City of San Antonio, Electric & Gas, Rev., 5.00%, 02/01/17 (p)	4,633
5,000	Dallas Area Rapid Transit, Senior Lien, Rev., 5.25%, 12/01/18	5,086
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., FGIC, 5.50%, 11/01/11	2,968
5,645	Dickinson Independent School District, Schoolhouse, GO, PSF-GTD, 4.75%, 02/15/18	5,515
2,250	Frisco Independent School District, GO, PSF-GTD, 5.13%, 08/15/12	2,274
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.50%, 10/01/19 (p)	1,675
5,000	Lower Colorado River Authority, Rev., 5.75%, 05/15/15	5,220
	Midtown Redevelopment Authority, Tax Allocation,
1,570	AMBAC, 5.00%, 01/01/15	1,593
1,650	AMBAC, 5.00%, 01/01/15	1,667
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.25%, 08/01/16	5,037
3,500	Texas Public Finance Authority, Midwestern State University, Rev., FSA, 5.25%, 12/01/18	3,550
		58,491
	Utah — 0.3%
3,000	City of Ogden, Water & Sewer, Rev., FSA, 4.63%, 06/15/18	2,809
75	Utah Housing Finance Agency, Single Family Mortgage, Senior Issue, Series A-2, Rev., FHA, VA MTGS, 6.25%, 10/06/08	76
		2,885
	Virginia — 0.4%
	City of Lynchburg Public Improvement,
1,105	GO, 5.00%, 06/01/14	1,200
1,035	GO, 5.00%, 06/01/14	1,126
1,205	GO, 5.00%, 06/01/14	1,280
		3,606
	Washington — 3.5%
5,000	City of Seattle, Municipal Light & Power, Rev., MBIA-IBC, 6.00%, 10/01/09 (p)	5,268
7,000	Energy Northwest Electric, Columbia Generating Station, Series B, Rev., MBIA, 5.50%, 07/01/09	7,203
5,000	Energy Northwest Electric, Project No. 1, Series A, Rev., MBIA, 5.50%, 07/01/12	5,391
50	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Series B, Rev., 7.25%, 07/01/09 (p)	52
15	Energy Northwest, Public Power Supply System, Nuclear Project No. 1, Unrefunded Balance, Series B, Rev., 7.25%, 07/01/09	16
6,500	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., FSA, 5.00%, 08/15/18	6,370
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.50%, 10/01/22	6,016
		30,316
	Wisconsin — 0.5%
3,820	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Rev., 5.63%, 10/01/11 (p)	4,209
370	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Unrefunded Balance, Rev., 5.63%, 10/01/11	402
		4,611
	Total Long-Term Investments (Cost $815,321)	852,589

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 0.3%
	Investment Company — 0.3%
2,848	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $2,848)	2,848
	Total Investments — 99.4% (Cost $818,169)	855,437
	Other Assets in Excess of Liabilities — 0.6%	5,273
	NET ASSETS — 100.0%	$860,710

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(195)	U.S. Treasury Bond	December, 2008	$(22,876)	$113

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Long-Term Investments — 98.5%
	Municipal Bonds — 98.5%
	Arizona — 4.6%
1,000	Arizona State University, Board of Regents, COP, MBIA, 5.00%, 07/01/17	1,082
1,000	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.00%, 10/01/18	1,058
1,000	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.00%, 01/01/18	1,078
1,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.00%, 09/01/15	1,033
		4,251
	California — 2.3%
2,000	State of California, GO, 5.00%, 09/01/16	2,148
	Kansas — 2.8%
3,225	Labette County, Single Family Mortgage, Capital Accumulator Bonds, Rev., Zero Coupon, 12/01/14 (p)	2,588
	Tennessee — 1.1%
1,000	Tennessee Energy Acquisition Corp., Series C, Rev., 5.00%, 02/01/17	985
	Texas — 1.1%
1,000	State of Texas, College Student Loans, Series A, GO, 5.25%, 08/01/18	1,025
	Washington — 1.5%
1,300	King County, Sewer, Rev., FSA, 5.00%, 07/01/17	1,349
	West Virginia — 85.1%
1,525	Brooke Pleasants, Tyler & Wetzel Counties, Single Family Mortgage, Rev., 7.40%, 08/15/10 (p)	1,675
390	City of Charleston, Building Commission, Center for Arts & Science Project, Rev., 5.30%, 06/01/09 (i)	398
1,120	City of Charleston, Urban Renewal Authority, Diamond Project, Series A, Rev., FSA, 5.75%, 12/15/09	1,187
	City of Clarksburg, Capital Appreciation, Water Improvement,
1,020	Rev., FSA-CR, RADIAN-IBCC, Zero Coupon, 09/01/08	1,020
1,000	Rev., FSA-CR, RADIAN-IBCC, Zero Coupon, 09/01/11	914
	City of Fairmont, Waterworks,
790	Rev., MBIA, 5.30%, 10/06/08	800
925	Rev., MBIA, 5.50%, 10/06/08	936
1,430	City of Parkersburg, Waterworks & Sewer System, Series A, Rev., FGIC, 5.00%, 08/01/15 (i)	1,460
1,000	City of Wheeling, Waterworks & Sewer System, Rev., FGIC, 5.40%, 10/06/08 (i)	1,002
1,260	Harrison County, County Commission, Single Family Housing, Series A, SO, 6.25%, 05/15/10 (p)	1,329
735	Jackson County, Residential Mortgage, Rev., FGIC, 7.38%, 06/01/10 (p)	800
3,260	Kanawha, Mercer & Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 02/01/14 (p)	2,390
8,400	Kanawha-Putnam County, Single Family Housing, Compound Interest, Series A, Rev., Zero Coupon, 12/01/16 (p)	6,070
1,065	Marion County, Single Family Mortgage, Rev., FGIC, PRIV MTGS, 7.38%, 08/01/11 (p)	1,210
285	Marshall County, SO, 6.50%, 05/15/10 (p)	300
1,915	Marshall County Board of Education, Public School, GO, MBIA, 5.00%, 05/01/17	2,073
2,000	Raleigh, Fayette & Nicholas Counties, SO, 6.25%, 08/01/11 (p)	2,164
	State of West Virginia,
1,000	Series B, GO, AMT, FGIC, 5.80%, 10/06/08	1,005
1,000	Series B, GO, AMT, FGIC, 5.85%, 10/06/08	1,005
	State of West Virginia, Capital Appreciation, Infrastructure,
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/13	832
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/14	792
	State of West Virginia, Infrastructure,
2,000	GO, FGIC, 5.00%, 11/01/14	2,188
1,075	Series B, GO, AMT, FGIC, 5.75%, 11/01/12	1,166
	State of West Virginia, State Roads,
1,000	GO, FGIC, 5.00%, 06/01/15	1,043
1,500	GO, 5.20%, 06/01/09 (p)	1,554
1,075	GO, FSA, 5.25%, 06/01/09 (p)	1,114
970	GO, FGIC, 5.50%, 06/01/10 (p)	1,036
1,000	GO, 5.75%, 06/01/09 (p)	1,040
	West Virginia Commissioner of Highways, Surface Transportation Improvements,
500	Series A, Rev., FSA, 5.00%, 09/01/14	548
1,000	Series A, Rev., FSA, 5.00%, 09/01/15	1,099
1,000	West Virginia EDA, Capitol Parking Garage Project, Rev., AMBAC, 5.63%, 06/01/09	1,043
1,000	West Virginia EDA, Correctional Juvenile, Series A, Rev., MBIA, 5.50%, 06/01/12	1,086

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   59

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	West Virginia — Continued
500	West Virginia EDA, Department of Environmental Protection, Rev., 4.00%, 11/01/09	512
	West Virginia Higher Education Policy Commission, University Facilities,
1,500	Series A, Rev., MBIA, 5.00%, 04/01/12	1,600
1,050	Series B, Rev., FGIC, 5.00%, 04/01/14	1,082
1,000	West Virginia School Building Authority, Rev., 5.00%, 07/01/16	1,074
	West Virginia School Building Authority, Capital Improvement,
1,000	Series A, Rev., FGIC, 5.00%, 07/01/16	1,075
2,000	Series A, Rev., FGIC, 5.00%, 07/01/17	2,115
2,000	Series A, Rev., FGIC, 5.00%, 07/01/17	2,068
2,465	West Virginia State Building Commission, Series A, Rev., MBIA, 5.25%, 10/06/08	2,496
1,990	West Virginia State Building Commission, Regional Jail, Series A, Rev., AMBAC, 5.25%, 07/01/12	2,134
	West Virginia State Higher Education, Interim Governing Board University, Marshall University,
1,440	Series A, Rev., FGIC, 5.25%, 05/01/11	1,480
1,600	Series A, Rev., FGIC, 5.25%, 05/01/11	1,631
1,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital, Series A, Rev., FSA, 5.25%, 02/15/14	1,049
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.50%, 09/01/16 (p)	1,061
1,480	West Virginia State Hospital Finance Authority, United Hospital Center, Inc. Project, Series A, Rev., AMBAC, 5.00%, 06/01/15	1,578
	West Virginia State Parkway Economic Development & Tourism Authority,
1,000	Rev., FGIC, 5.25%, 05/15/16	1,093
2,000	Rev., FGIC, 5.25%, 05/15/19	2,176
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	725
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	685
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	646
1,000	Series B, Rev., FGIC, 5.00%, 10/01/14	1,033
	West Virginia Water Development Authority,
620	Series A, Rev., FSA, 5.35%, 10/01/10 (p)	660
770	Series A, Rev., FSA, 5.40%, 10/01/10 (p)	820
1,200	Series A, Rev., AMBAC, 5.50%, 10/01/13 (p)	1,358
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., FGIC, 5.00%, 11/01/15	1,184
2,275	Series B, Rev., AMBAC, 5.00%, 11/01/12	2,430
1,000	Series B, Rev., AMBAC, 5.00%, 11/01/13	1,073
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., FSA, 5.00%, 11/01/15	1,501
		78,618
	Total Long-Term Investments (Cost $88,008)	90,964

SHARES	SECURITY DESCRIPTION	VALUE ($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
912	JPMorgan Tax Free Money Market Fund, Institutional Class (b) (Cost $912)	912
	Total Investments — 99.5% (Cost $88,920)	91,876
	Other Assets in Excess of Liabilities — 0.5%	456
	NET ASSETS — 100.0%	$92,332

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

JPMorgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

ACA—	American Capital Access

AMBAC—	American Municipal Bond Assurance Corp.

AMT—	Alternative Minimum Tax

BIG—	Bond Investment Guarantee

CDD—	Community Development District

CIFG—	CDC IXIS Financial Guaranty

COLL—	Collateral

CONS—	Consolidated Bonds

COP—	Certificate of Participation

CR—	Custody Receipts

EDA—	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

IBCC—	Insured Bond Custodial Certificate

ICR—	Insured Custodial Receipts

IDA—	Industrial Development Authority

IDR—	Industrial Development Revenue

IMI—	Investors Mortgage Insurance Co.

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association Corp.

MGIC—	Mortgage Guaranty Insurance Corp.

MTGS—	Mortgages

PRIV—	Private

PSF—	Permanent School Fund

Q-SBLF—  Qualified School Bond Loan Fund

RADIAN—	Radian Asset Assurance

Rev.—	Revenue Bond

SCSDE—	South Carolina School District Enhancement

SO—	Special Obligation

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2008.

VEREX—	Verex Assurance, Inc.

XLCA—	XL Capital Assurance

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Municipal Income Fund owns fair valued securities with a value of approximately $10,264,000 which amounts to 0.7% of total investments.

(g)—	Amount rounds to less than 0.1%.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(u)—	Security represents underlying bonds transferred to a separate trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in financing transactions (see Note 2 I).

(w)—	When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   61

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$157,637	$74,745		$72,284
Investments in affiliates, at value	4,434	370		1,087
Total investment securities, at value	162,071	75,115		73,371
Cash	1	—	(b)	1
Receivables:
Fund shares sold	168	4		492
Interest and dividends	1,811	822		857
Total Assets	164,051	75,941		74,721

LIABILITIES:
Payables:
Dividends	256	221		109
Fund shares redeemed	353	19		169
Accrued liabilities:
Investment advisory fees	41	19		19
Administration fees	14	7		6
Shareholder servicing fees	16	4		2
Distribution fees	14	4		12
Custodian and accounting fees	2	2		3
Trustees’ and Chief Compliance Officer’s fees	1	1		1
Other	42	41		46
Total Liabilities	739	318		367
Net Assets	$163,312	$75,623		$74,354

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund
NET ASSETS:
Paid in capital	$159,829	$72,435	$70,837
Accumulated undistributed (distributions in excess of) net investment income	(3)	(2)	(3)
Accumulated net realized gains (losses)	(212)	240	(222)
Net unrealized appreciation (depreciation)	3,698	2,950	3,742
Total Net Assets	$163,312	$75,623	$74,354

Net Assets:
Class A	$39,558	$12,262	$41,356
Class B	1,333	2,576	4,424
Class C	7,878	—	—
Select Class	114,543	60,785	28,574
Total	$163,312	$75,623	$74,354

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,175	1,228	4,194
Class B	139	260	448
Class C	826	—	—
Select Class	11,964	6,096	2,900

Net Asset Value:
Class A — Redemption price per share	$9.48	$9.99	$9.86
Class B — Offering price per share (a)	9.58	9.91	9.87
Class C — Offering price per share (a)	9.54	—	—
Select Class — Offering and redemption price per share	9.57	9.97	9.86
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.85	$10.38	$10.24

Cost of investments in non-affiliates	$153,939	$71,795	$68,542
Cost of investments in affiliates	4,434	370	1,087

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   63

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$233,118	$1,527,805	$231,191
Investments in affiliates, at value	1,304	40,836	1,208
Total investment securities, at value	234,422	1,568,641	232,399
Cash	1	19	1
Receivables:
Fund shares sold	10	1,321	766
Interest and dividends	3,084	18,682	2,603
Investment securities sold	—	—	2,323
Total Assets	237,517	1,588,663	238,092

LIABILITIES:
Payables:
Dividends	349	4,373	343
Investment securities purchased	—	9,982	—
Interest payable on floating rate notes	—	30	—
Floating rate notes payable	—	4,990	—
Fund shares redeemed	38	1,644	11
Accrued liabilities:
Investment advisory fees	60	402	60
Administration fees	21	142	21
Shareholder servicing fees	27	437	30
Distribution fees	25	45	39
Custodian and accounting fees	1	3	—
Trustees’ and Chief Compliance Officer’s fees	1	5	1
Other	64	115	58
Total Liabilities	586	22,168	563
Net Assets	$236,931	$1,566,495	$237,529

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
NET ASSETS:
Paid in capital	$235,469	$1,601,884	$232,230
Accumulated undistributed (distributions in excess of) net investment income	1	(488)	(6)
Accumulated net realized gains (losses)	(4,162)	(31,134)	(1,273)
Net unrealized appreciation (depreciation)	5,623	(3,767)	6,578
Total Net Assets	$236,931	$1,566,495	$237,529

Net Assets:
Class A	$60,288	$99,803	$77,531
Class B	13,757	17,081	17,509
Class C	4,710	19,495	18,816
Select Class	158,176	1,430,116	123,673
Total	$236,931	$1,566,495	$237,529

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,716	10,332	7,205
Class B	1,369	1,777	1,614
Class C	470	2,032	1,741
Select Class	15,015	148,839	11,551

Net Asset Value:
Class A — Redemption price per share	$10.55	$9.66	$10.76
Class B — Offering price per share (a)	10.05	9.61	10.85
Class C — Offering price per share (a)	10.03	9.60	10.81
Select Class — Offering and redemption price per share	10.53	9.61	10.71
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.96	$10.04	$11.18

Cost of investments in non-affiliates	$227,495	$1,531,572	$224,613
Cost of investments in affiliates	1,304	40,836	1,208

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   65

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$239,616	$852,589	$90,964
Investments in affiliates, at value	13,762	2,848	912
Total investment securities, at value	253,378	855,437	91,876
Cash	3	1	—	(b)
Receivables:
Fund shares sold	2,942	616	69
Interest and dividends	2,719	10,817	981
Investment securities sold	—	360	—
Variation margin on futures contracts	—	119	—
Total Assets	259,042	867,350	92,926

LIABILITIES:
Payables:
Dividends	354	2,454	253
Investment securities purchased	6,282	3,023	—
Fund shares redeemed	413	630	255
Accrued liabilities:
Investment advisory fees	53	219	24
Administration fees	21	71	8
Shareholder servicing fees	21	93	7
Distribution fees	24	36	5
Custodian and accounting fees	1	5	1
Trustees’ and Chief Compliance Officer’s fees	1	26	—	(b)
Other	46	83	41
Total Liabilities	7,216	6,640	594
Net Assets	$251,826	$860,710	$92,332

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
NET ASSETS:
Paid in capital	$252,945	$824,462	$89,893
Accumulated undistributed (distributions in excess of) net investment income	(10)	(48)	(3)
Accumulated net realized gains (losses)	(2,625)	(1,085)	(514)
Net unrealized appreciation (depreciation)	1,516	37,381	2,956
Total Net Assets	$251,826	$860,710	$92,332

Net Assets:
Class A	$54,530	$146,145	$14,520
Class B	4,418	8,755	3,319
Class C	15,462	279	—
Select Class	177,416	705,531	74,493
Total	$251,826	$860,710	$92,332

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,315	11,842	1,452
Class B	427	711	332
Class C	1,494	23	—
Select Class	17,239	57,317	7,534

Net Asset Value:
Class A — Redemption price per share	$10.26	$12.34	$10.00
Class B — Offering price per share (a)	10.35	12.30	9.99
Class C — Offering price per share	10.35	12.30 (a)	—
Select Class — Offering and redemption price per share	10.29	12.31	9.89
Class A maximum sales charge	2.25%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.50	$12.82	$10.39

Cost of investments in non-affiliates	$238,100	$815,321	$88,008
Cost of investments in affiliates	13,762	2,848	912

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   67

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$3,376		$1,845		$1,693
Dividend income from affiliates (a)	50		4		30
Total investment income	3,426		1,849		1,723

EXPENSES:
Investment advisory fees	239		119		110
Administration fees	81		40		37
Distribution fees:
Class A	49		16		50
Class B	5		10		17
Class C	20		—		—
Shareholder servicing fees:
Class A	49		16		50
Class B	2		4		6
Class C	7		—		—
Select Class	142		80		36
Custodian and accounting fees	19		17		15
Interest expense	—	(b)	—	(b)	—
Professional fees	29		28		28
Trustees’ and Chief Compliance Officer’s fees	1		—	(b)	—	(b)
Printing and mailing costs	2		1		2
Registration and filing fees	11		5		5
Transfer agent fees	17		12		17
Other	3		3		4
Total expenses	676		351		377
Less amounts waived	(95)		(72)		(76)
Less earnings credits	—	(b)	—	(b)	—	(b)
Less expense reimbursements for legal matters	—	(b)	—	(b)	—	(b)
Net expenses	581		279		301
Net investment income (loss)	2,845		1,570		1,422

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(110)		331		39
Change in net unrealized appreciation (depreciation) of investments	2,991		1,137		1,429
Net realized/ unrealized gains (losses)	2,881		1,468		1,468
Change in net assets resulting from operations	$5,726		$3,038		$2,890

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$5,381	$34,593	$5,276
Dividend income	—	462	—
Dividend income from affiliates (a)	32	407	62
Total investment income	5,413	35,462	5,338

EXPENSES:
Investment advisory fees	366	2,456	349
Administration fees	124	834	118
Distribution fees:
Class A	70	127	92
Class B	57	70	68
Class C	16	71	53
Shareholder servicing fees:
Class A	70	127	92
Class B	19	23	23
Class C	5	24	18
Select Class	211	1,873	158
Custodian and accounting fees	20	72	22
Imputed interest expense on floating rate notes	—	59	—
Interest expense	1	—	—	(b)
Professional fees	32	39	30
Trustees’ and Chief Compliance Officer’s fees	2	10	2
Printing and mailing costs	5	24	6
Registration and filing fees	21	25	7
Transfer agent fees	30	64	30
Other	5	20	5
Total expenses	1,054	5,918	1,073
Less amounts waived	(130)	(499)	(109)
Less earnings credits	(1)	(1)	—	(b)
Less expense reimbursements for legal matters	— (b)	— (b)	—	(b)
Net expenses	923	5,418	964
Net investment income (loss)	4,490	30,044	4,374

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	764	(73)	11
Change in net unrealized appreciation (depreciation) of investments	3,633	18,963	3,648
Net realized/unrealized gains (losses)	4,397	18,890	3,659
Change in net assets resulting from operations	$8,887	$48,934	$8,033

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   69

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund	Tax Free Bond Fund		West Virginia Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$4,052	$21,862		$2,099
Dividend income from affiliates (a)	168	67		20
Total investment income	4,220	21,929		2,119

EXPENSES:
Investment advisory fees	300	1,340		140
Administration fees	122	455		48
Distribution fees:
Class A	50	168		19
Class B	19	34		13
Class C	55	—	(b)	—
Shareholder servicing fees:
Class A	50	168		19
Class B	6	11		4
Class C	19	—	(b)	—
Select Class	225	938		94
Custodian and accounting fees	23	41		15
Interest expense	—	—	(b)	—	(b)
Professional fees	34	24		30
Trustees’ and Chief Compliance Officer’s fees	1	7		1
Printing and mailing costs	5	23		1
Registration and filing fees	26	30		7
Transfer agent fees	20	54		10
Other	3	13		4
Total expenses	958	3,306		405
Less amounts waived	(173)	(558)		(74)
Less earnings credits	(1)	(4)		—	(b)
Less expense reimbursements for legal matters	— (b)	—	(b)	—	(b)
Net expenses	784	2,744		331
Net investment income (loss)	3,436	19,185		1,788

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	465	332		110
Futures	—	(800)		—
Net realized gain (loss)	465	(468)		110
Change in net unrealized appreciation (depreciation) of:
Investments	1,657	19,264		1,301
Futures	—	720		—
Change in net unrealized appreciation (depreciation)	1,657	19,984		1,301
Net realized/unrealized gains (losses)	2,122	19,516		1,411
Change in net assets resulting from operations	$5,558	$38,701		$3,199

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,845	$5,523	$1,570	$3,465	$1,422	$2,955
Net realized gain (loss)	(110)	(102)	331	528	39	228
Change in net unrealized appreciation (depreciation)	2,991	(3,322)	1,137	(2,924)	1,429	(2,722)
Change in net assets resulting from operations	5,726	2,099	3,038	1,069	2,890	461

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(672)	(1,206)	(236)	(475)	(766)	(1,521)
From net realized gains	—	(91)	—	—	—	—
Class B
From net investment income	(19)	(41)	(44)	(110)	(73)	(171)
From net realized gains	—	(3)	—	—	—	—
Class C
From net investment income	(81)	(78)	—	—	—	—
From net realized gains	—	(8)	—	—	—	—
Select Class
From net investment income	(2,072)	(4,202)	(1,289)	(2,884)	(588)	(1,259)
From net realized gains	—	(284)	—	—	—	—
Total distributions to shareholders	(2,844)	(5,913)	(1,569)	(3,469)	(1,427)	(2,951)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	8,112	16,804	(3,939)	(10,090)	3,559	(9,650)

NET ASSETS:
Change in net assets	10,994	12,990	(2,470)	(12,490)	5,022	(12,140)
Beginning of period	152,318	139,328	78,093	90,583	69,332	81,472
End of period	$163,312	$152,318	$75,623	$78,093	$74,354	$69,332
Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(4)	$(2)	$(3)	$(3)	$2

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$4,490	$10,311	$30,044	$58,149	$4,374	$8,127
Net realized gain (loss)	764	1,478	(73)	(5,043)	11	123
Change in net unrealized appreciation (depreciation)	3,633	(8,772)	18,963	(40,944)	3,648	(5,728)
Change in net assets resulting from operations	8,887	3,017	48,934	12,162	8,033	2,522

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,010)	(2,044)	(1,778)	(3,517)	(1,378)	(2,614)
Class B
From net investment income	(231)	(609)	(270)	(690)	(275)	(668)
Class C
From net investment income	(67)	(116)	(282)	(508)	(229)	(245)
Select Class
From net investment income	(3,176)	(7,539)	(28,156)	(53,482)	(2,493)	(4,602)
Total distributions to shareholders	(4,484)	(10,308)	(30,486)	(58,197)	(4,375)	(8,129)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(9,467)	(48,808)	(103,103)	164,589	18,930	13,376

NET ASSETS:
Change in net assets	(5,064)	(56,099)	(84,655)	118,554	22,588	7,769
Beginning of period	241,995	298,094	1,651,150	1,532,596	214,941	207,172
End of period	$236,931	$241,995	$1,566,495	$1,651,150	$237,529	$214,941
Accumulated undistributed (distributions in excess of) net investment income	$1	$(5)	$(488)	$(46)	$(6)	$(5)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund		Tax Free Bond Fund			West Virginia Municipal Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)		Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,436	$7,324	$19,185		$41,565	$1,788	$3,743
Net realized gain (loss)	465	(548)	(468)		(949)	110	333
Change in net unrealized appreciation (depreciation)	1,657	1,457	19,984		(46,230)	1,301	(2,525)
Change in net assets resulting from operations	5,558	8,233	38,701		(5,614)	3,199	1,551

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(573)	(889)	(2,823)		(5,442)	(270)	(506)
From net realized gains	—	—	—		(234)	—	—
Class B
From net investment income	(55)	(162)	(159)		(359)	(52)	(146)
From net realized gains	—	—	—		(17)	—	—
Class C
From net investment income	(164)	(410)	(1	)(a)	—	—	—
Select Class
From net investment income	(2,644)	(5,863)	(16,194)		(35,818)	(1,467)	(3,090)
From net realized gains	—	—	—		(1,407)	—	—
Total distributions to shareholders	(3,436)	(7,324)	(19,177)		(43,277)	(1,789)	(3,742)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	22,423	(46,824)	(46,699)		(98,610)	857	(1,964)

NET ASSETS:
Change in net assets	24,545	(45,915)	(27,175)		(147,501)	2,267	(4,155)
Beginning of period	227,281	273,196	887,885		1,035,386	90,065	94,220
End of period	$251,826	$227,281	$860,710		$887,885	$92,332	$90,065
Accumulated undistributed (distributions in excess of) net investment income	$(10)	$(10)	$(48)		$(56)	$(3)	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,552	$12,667	$1,100	$1,356	$8,857	$3,774
Dividends and distributions reinvested	530	1,034	160	322	551	1,043
Cost of shares redeemed	(7,382)	(8,298)	(1,149)	(2,235)	(5,113)	(7,431)
Change in net assets from Class A capital transactions	$1,700	$5,403	$111	$(557)	$4,295	$(2,614)
Class B
Proceeds from shares issued	$— (b)	$214	$40	$20	$8	$22
Dividends and distributions reinvested	15	34	36	88	48	118
Cost of shares redeemed	(119)	(281)	(505)	(1,323)	(478)	(1,348)
Change in net assets from Class B capital transactions	$(104)	$(33)	$(429)	$(1,215)	$(422)	$(1,208)
Class C
Proceeds from shares issued	$5,056	$1,906	$—	$—	$—	$—
Dividends and distributions reinvested	71	76	—	—	—	—
Cost of shares redeemed	(626)	(1,045)	—	—	—	—
Change in net assets from Class C capital transactions	$4,501	$937	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$23,341	$41,259	$3,289	$11,181	$3,551	$9,135
Dividends and distributions reinvested	650	1,040	70	85	193	289
Cost of shares redeemed	(21,976)	(31,802)	(6,980)	(19,584)	(4,058)	(15,252)
Change in net assets from Select Class capital transactions	$2,015	$10,497	$(3,621)	$(8,318)	$(314)	$(5,828)

Total change in net assets from capital transactions	$8,112	$16,804	$(3,939)	$(10,090)	$3,559	$(9,650)

SHARE TRANSACTIONS:
Class A
Issued	901	1,329	110	135	901	380
Reinvested	56	109	16	32	56	106
Redeemed	(785)	(879)	(115)	(222)	(519)	(751)
Change in Class A Shares	172	559	11	(55)	438	(265)
Class B
Issued	— (b)	22	4	2	1	2
Reinvested	2	4	4	9	5	12
Redeemed	(13)	(29)	(51)	(133)	(49)	(136)
Change in Class B Shares	(11)	(3)	(43)	(122)	(43)	(122)
Class C
Issued	531	199	—	—	—	—
Reinvested	8	8	—	—	—	—
Redeemed	(66)	(110)	—	—	—	—
Change in Class C Shares	473	97	—	—	—	—
Select Class
Issued	2,445	4,305	329	1,115	360	922
Reinvested	68	109	7	8	20	29
Redeemed	(2,297)	(3,318)	(699)	(1,954)	(411)	(1,542)
Change in Select Class Shares	216	1,096	(363)	(831)	(31)	(591)

(a)	Commencement of offering of class of shares effective July 1, 2008.

(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Michigan Municipal Bond Fund		Municipal Income Fund		Ohio Municipal Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,073	$11,088	$6,528	$18,072	$10,974	$13,827
Dividends and distributions reinvested	794	1,547	1,265	2,489	972	1,792
Cost of shares redeemed	(3,659)	(22,972)	(10,469)	(22,672)	(4,752)	(12,599)
Change in net assets from Class A capital transactions	$10,208	$(10,337)	$(2,676)	$(2,111)	$7,194	$3,020
Class B
Proceeds from shares issued	$216	$55	$33	$307	$447	$612
Dividends and distributions reinvested	165	441	209	510	204	488
Cost of shares redeemed	(2,457)	(7,059)	(2,926)	(15,101)	(1,791)	(9,341)
Change in net assets from Class B capital transactions	$(2,076)	$(6,563)	$(2,684)	$(14,284)	$(1,140)	$(8,241)
Class C
Proceeds from shares issued	$1,626	$945	$3,440	$4,214	$10,540	$4,883
Dividends and distributions reinvested	58	99	195	343	176	147
Cost of shares redeemed	(490)	(1,860)	(2,003)	(5,528)	(992)	(1,517)
Change in net assets from Class C capital transactions	$1,194	$(816)	$1,632	$(971)	$9,724	$3,513
Select Class
Proceeds from shares issued	$10,430	$41,856	$235,046	$567,242	$22,253	$44,511
Dividends and distributions reinvested	1,203	1,831	4,727	7,898	946	1,501
Cost of shares redeemed	(30,426)	(74,779)	(339,148)	(393,185)	(20,047)	(30,928)
Change in net assets from Select Class capital transactions	$(18,793)	$(31,092)	$(99,375)	$181,955	$3,152	$15,084

Total change in net assets from capital transactions	$(9,467)	$(48,808)	$(103,103)	$164,589	$18,930	$13,376

SHARE TRANSACTIONS:
Class A
Issued	1,240	1,047	675	1,852	1,020	1,278
Reinvested	76	147	131	256	90	167
Redeemed	(347)	(2,171)	(1,081)	(2,328)	(441)	(1,168)
Change in Class A Shares	969	(977)	(275)	(220)	669	277
Class B
Issued	22	5	3	31	41	56
Reinvested	16	44	22	53	19	45
Redeemed	(245)	(700)	(304)	(1,559)	(165)	(859)
Change in Class B Shares	(207)	(651)	(279)	(1,475)	(105)	(758)
Class C
Issued	162	93	358	434	974	450
Reinvested	6	10	20	36	16	14
Redeemed	(49)	(184)	(208)	(571)	(92)	(140)
Change in Class C Shares	119	(81)	170	(101)	898	324
Select Class
Issued	990	3,961	24,379	58,370	2,072	4,144
Reinvested	114	174	492	816	88	140
Redeemed	(2,888)	(7,096)	(35,294)	(40,496)	(1,870)	(2,882)
Change in Select Class Shares	(1,784)	(2,961)	(10,423)	18,690	290	1,402

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Short Term Municipal Bond Fund		Tax Free Bond Fund			West Virginia Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)		Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,302	$8,094	$30,119		$58,801	$3,023	$4,014
Dividends and distributions reinvested	468	691	2,070		4,178	151	282
Cost of shares redeemed	(7,925)	(26,359)	(16,056)		(55,185)	(2,770)	(2,234)
Change in net assets from Class A capital transactions	$27,845	$(17,574)	$16,133		$7,794	$404	$2,062
Class B
Proceeds from shares issued	$3	$223	$302		$676	$— (a)	$146
Dividends and distributions reinvested	42	120	120		279	31	90
Cost of shares redeemed	(1,413)	(3,644)	(1,082)		(3,050)	(689)	(1,689)
Change in net assets from Class B capital transactions	$(1,368)	$(3,301)	$(660)		$(2,095)	$(658)	$(1,453)
Class C
Proceeds from shares issued	$2,987	$2,450	$292	(b)	$—	$—	$—
Dividends and distributions reinvested	145	363	1	(b)	—	—	—
Cost of shares redeemed	(2,904)	(9,278)	(15	)(b)	—	—	—
Change in net assets from Class C capital transactions	$228	$(6,465)	$278		$—	$—	$—
Select Class
Proceeds from shares issued	$19,244	$33,900	$29,573		$94,558	$8,171	$11,070
Dividends and distributions reinvested	620	707	1,692		2,029	106	126
Cost of shares redeemed	(24,146)	(54,091)	(93,715)		(200,896)	(7,166)	(13,769)
Change in net assets from Select Class capital transactions	$(4,282)	$(19,484)	$(62,450)		$(104,309)	$1,111	$(2,573)

Total change in net assets from capital transactions	$22,423	$(46,824)	$(46,699)		$(98,610)	$857	$(1,964)

SHARE TRANSACTIONS:
Class A
Issued	3,450	795	2,437		4,681	302	400
Reinvested	46	68	168		335	15	28
Redeemed	(775)	(2,592)	(1,299)		(4,401)	(277)	(223)
Change in Class A Shares	2,721	(1,729)	1,306		615	40	205
Class B
Issued	— (a)	21	24		54	— (a)	15
Reinvested	4	12	10		22	3	9
Redeemed	(136)	(356)	(88)		(244)	(69)	(169)
Change in Class B Shares	(132)	(323)	(54)		(168)	(66)	(145)
Class C
Issued	290	238	24	(b)	—	—	—
Reinvested	14	36	—	(a)(b)	—	—	—
Redeemed	(282)	(906)	(1	)(b)	—	—	—
Change in Class C Shares	22	(632)	23		—	—	—
Select Class
Issued	1,874	3,316	2,394		7,560	826	1,115
Reinvested	60	69	138		163	11	12
Redeemed	(2,351)	(5,304)	(7,597)		(16,041)	(727)	(1,393)
Change in Select Class Shares	(417)	(1,919)	(5,065)		(8,318)	110	(266)

(a)	Amount rounds to less than 1,000 (shares or dollars).

(b)	Commencement of offering of class of shares effective July 1, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$9.30	$0.16	$0.18	$0.34	$(0.16)	$—	$(0.16)
Year Ended February 29, 2008	9.54	0.34	(0.22)	0.12	(0.34)	(0.02)	(0.36)
Year Ended February 28, 2007	9.60	0.36	(0.02)	0.34	(0.36)	(0.04)	(0.40)
July 1, 2005 through February 28, 2006 (e)	9.84	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38	(0.41)	(0.03)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2003	9.84	0.39	0.36	0.75	(0.40)	—	(0.40)

Class B
Six Months Ended August 31, 2008 (Unaudited)	9.39	0.13	0.19	0.32	(0.13)	—	(0.13)
Year Ended February 29, 2008	9.62	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.69	0.30	(0.03)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (e)	9.92	0.21	(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31	(0.43)	(0.12)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2003	9.92	0.32	0.39	0.71	(0.33)	—	(0.33)

Class C
Six Months Ended August 31, 2008 (Unaudited)	9.37	0.14	0.17	0.31	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.60	0.28	(0.21)	0.07	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2007	9.67	0.31	(0.04)	0.27	(0.30)	(0.04)	(0.34)
July 1, 2005 through February 28, 2006 (e)	9.92	0.21	(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 19, 2005 (f) through June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	9.39	0.18	0.18	0.36	(0.18)	—	(0.18)
Year Ended February 29, 2008	9.63	0.36	(0.22)	0.14	(0.36)	(0.02)	(0.38)
Year Ended February 28, 2007	9.69	0.39	(0.02)	0.37	(0.39)	(0.04)	(0.43)
July 1, 2005 through February 28, 2006 (e)	9.93	0.27	(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2004	10.28	0.40	(0.42)	(0.02)	(0.40)	(0.02)	(0.42)
Year Ended June 30, 2003	9.92	0.43	0.36	0.79	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.48	3.71%	$39,558	0.88%	3.41%	1.00%	11%
9.30	1.30 (g)	37,232	0.88	3.55	1.02	19
9.54	3.61	32,842	0.88	3.77	1.01	30
9.60	0.37	32,964	0.88	3.82	1.01	4
9.84	4.87	26,429	0.86	3.86	0.99	5
9.76	(0.34)	16,352	0.84	3.76	0.99	11
10.19	7.73	11,576	0.84	3.91	0.99	18

9.58	3.44	1,333	1.50	2.79	1.50	11
9.39	0.72 (g)	1,410	1.52	2.92	1.52	19
9.62	2.83	1,477	1.51	3.16	1.51	30
9.69	0.05	2,387	1.51	3.18	1.51	4
9.92	4.10	2,158	1.48	3.24	1.59	5
9.85	(1.18)	1,831	1.49	3.11	1.64	11
10.30	7.09	1,761	1.49	3.25	1.64	18

9.54	3.29	7,878	1.50	2.78	1.50	11
9.37	0.78 (g)	3,309	1.52	2.91	1.52	19
9.60	2.85	2,456	1.51	3.14	1.51	30
9.67	(0.09)	1,826	1.51	3.20	1.51	4
9.92	1.07	422	1.48	3.20	1.50	5

9.57	3.80	114,543	0.63	3.66	0.75	11
9.39	1.52 (g)	110,367	0.63	3.81	0.77	19
9.63	3.83	102,553	0.63	4.02	0.76	30
9.69	0.53	103,022	0.63	4.06	0.76	4
9.93	5.18	109,776	0.60	4.12	0.67	5
9.84	(0.16)	128,048	0.59	4.01	0.64	11
10.28	8.06	141,541	0.59	4.17	0.64	18

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Kentucky Municipal Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$9.80	$0.19	$0.19	$0.38	$(0.19)	$9.99
Year Ended February 29, 2008	10.09	0.39	(0.29)	0.10	(0.39)	9.80
Year Ended February 28, 2007	10.15	0.40	(0.06)	0.34	(0.40)	10.09
July 1, 2005 through February 28, 2006 (e)	10.37	0.26	(0.22)	0.04	(0.26)	10.15
Year Ended June 30, 2005	10.26	0.39	0.11	0.50	(0.39)	10.37
Year Ended June 30, 2004	10.67	0.40	(0.41)	(0.01)	(0.40)	10.26
Year Ended June 30, 2003	10.32	0.40	0.36	0.76	(0.41)	10.67

Class B
Six Months Ended August 31, 2008 (Unaudited)	9.73	0.16	0.18	0.34	(0.16)	9.91
Year Ended February 29, 2008	10.02	0.32	(0.29)	0.03	(0.32)	9.73
Year Ended February 28, 2007	10.08	0.33	(0.06)	0.27	(0.33)	10.02
July 1, 2005 through February 28, 2006 (e)	10.30	0.22	(0.22)	—	(0.22)	10.08
Year Ended June 30, 2005	10.19	0.33	0.11	0.44	(0.33)	10.30
Year Ended June 30, 2004	10.60	0.33	(0.41)	(0.08)	(0.33)	10.19
Year Ended June 30, 2003	10.26	0.34	0.34	0.68	(0.34)	10.60

Select Class
Six Months Ended August 31, 2008 (Unaudited)	9.79	0.20	0.18	0.38	(0.20)	9.97
Year Ended February 29, 2008	10.08	0.41	(0.29)	0.12	(0.41)	9.79
Year Ended February 28, 2007	10.14	0.43	(0.06)	0.37	(0.43)	10.08
July 1, 2005 through February 28, 2006 (e)	10.36	0.28	(0.22)	0.06	(0.28)	10.14
Year Ended June 30, 2005	10.24	0.42	0.12	0.54	(0.42)	10.36
Year Ended June 30, 2004	10.66	0.43	(0.42)	0.01	(0.43)	10.24
Year Ended June 30, 2003	10.31	0.44	0.35	0.79	(0.44)	10.66

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

3.91%	$12,262	0.88%		3.78%	1.07%	5%
0.97 (f)	11,925	0.89	(g)	3.85	1.08	8
3.44	12,841	0.88		3.95	1.04	13
0.42	14,245	0.88		3.85	1.04	4
4.97	17,032	0.86		3.76	1.00	3
(0.08)	13,935	0.86		3.84	1.01	5
7.48	15,593	0.86		3.86	1.01	9

3.50	2,576	1.53		3.13	1.56	5
0.31 (f)	2,949	1.54	(g)	3.20	1.58	8
2.79	4,261	1.53		3.31	1.54	13
(0.01)	7,806	1.52		3.21	1.54	4
4.34	9,413	1.49		3.12	1.60	3
(0.73)	10,533	1.51		3.18	1.66	5
6.73	14,947	1.51		3.21	1.66	9

3.94	60,785	0.63		4.03	0.82	5
1.23 (f)	63,219	0.64	(g)	4.10	0.83	8
3.69	73,481	0.63		4.20	0.79	13
0.59	81,739	0.63		4.10	0.79	4
5.36	86,432	0.61		4.00	0.68	3
0.10	95,277	0.61		4.09	0.66	5
7.74	116,423	0.61		4.12	0.66	9

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Louisiana Municipal Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$9.66	$0.19	$0.20	$0.39	$(0.19)	$9.86
Year Ended February 29, 2008	9.99	0.39	(0.33)	0.06	(0.39)	9.66
Year Ended February 28, 2007	10.01	0.40	(0.02)	0.38	(0.40)	9.99
July 1, 2005 through February 28, 2006 (e)	10.27	0.26	(0.26)	—	(0.26)	10.01
Year Ended June 30, 2005	10.15	0.40	0.12	0.52	(0.40)	10.27
Year Ended June 30, 2004	10.59	0.37	(0.44)	(0.07)	(0.37)	10.15
Year Ended June 30, 2003	10.21	0.38	0.38	0.76	(0.38)	10.59

Class B
Six Months Ended August 31, 2008 (Unaudited)	9.67	0.16	0.20	0.36	(0.16)	9.87
Year Ended February 29, 2008	10.00	0.33	(0.34)	(0.01)	(0.32)	9.67
Year Ended February 28, 2007	10.02	0.33	(0.02)	0.31	(0.33)	10.00
July 1, 2005 through February 28, 2006 (e)	10.27	0.22	(0.25)	(0.03)	(0.22)	10.02
Year Ended June 30, 2005	10.15	0.33	0.12	0.45	(0.33)	10.27
Year Ended June 30, 2004	10.58	0.31	(0.43)	(0.12)	(0.31)	10.15
Year Ended June 30, 2003	10.21	0.32	0.37	0.69	(0.32)	10.58

Select Class
Six Months Ended August 31, 2008 (Unaudited)	9.66	0.20	0.20	0.40	(0.20)	9.86
Year Ended February 29, 2008	9.99	0.42	(0.33)	0.09	(0.42)	9.66
Year Ended February 28, 2007	10.01	0.42	(0.02)	0.40	(0.42)	9.99
July 1, 2005 through February 28, 2006 (e)	10.26	0.28	(0.25)	0.03	(0.28)	10.01
Year Ended June 30, 2005	10.14	0.42	0.13	0.55	(0.43)	10.26
Year Ended June 30, 2004	10.58	0.40	(0.44)	(0.04)	(0.40)	10.14
Year Ended June 30, 2003	10.20	0.41	0.38	0.79	(0.41)	10.58

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

4.05%		$41,356	0.88%		3.82%	1.10%	3%
0.59	(f)	36,283	0.89	(g)	3.92	1.10	11
3.89		40,170	0.88		3.99	1.07	10
0.05		41,687	0.89	(g)	3.88	1.07	2
5.20		53,725	0.87		3.82	1.13	3
(0.68)		59,497	0.86		3.58	1.16	2
7.58		76,095	0.86		3.65	1.16	10

3.71		4,424	1.53		3.17	1.59	3
(0.09	)(f)	4,748	1.54	(g)	3.28	1.60	11
3.21		6,128	1.53		3.34	1.57	10
(0.30)		8,580	1.54	(g)	3.23	1.57	2
4.48		11,643	1.51		3.18	1.73	3
(1.17)		13,298	1.51		2.93	1.81	2
6.90		16,332	1.51		3.00	1.81	10

4.20		28,574	0.63		4.07	0.85	3
0.85	(f)	28,301	0.63		4.18	0.85	11
4.12		35,174	0.63		4.24	0.82	10
0.33		38,157	0.64	(g)	4.13	0.83	2
5.46		41,876	0.62		4.07	0.82	3
(0.37)		45,453	0.61		3.84	0.81	2
7.86		56,421	0.61		3.90	0.81	10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Michigan Municipal Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.36	$0.19	(g)	$0.19	$0.38	$(0.19)	$10.55
Year Ended February 29, 2008	10.65	0.39	(g)	(0.29)	0.10	(0.39)	10.36
Year Ended February 28, 2007	10.69	0.42		(0.05)	0.37	(0.41)	10.65
July 1, 2005 through February 28, 2006 (e)	10.90	0.29		(0.21)	0.08	(0.29)	10.69
Year Ended June 30, 2005	10.83	0.43		0.07	0.50	(0.43)	10.90
Year Ended June 30, 2004	11.30	0.45		(0.48)	(0.03)	(0.44)	10.83
Year Ended June 30, 2003	10.84	0.43		0.46	0.89	(0.43)	11.30

Class B
Six Months Ended August 31, 2008 (Unaudited)	9.88	0.15	(g)	0.18	0.33	(0.16)	10.05
Year Ended February 29, 2008	10.17	0.31	(g)	(0.27)	0.04	(0.33)	9.88
Year Ended February 28, 2007	10.23	0.32		(0.03)	0.29	(0.35)	10.17
July 1, 2005 through February 28, 2006 (e)	10.45	0.22		(0.20)	0.02	(0.24)	10.23
Year Ended June 30, 2005	10.40	0.34		0.08	0.42	(0.37)	10.45
Year Ended June 30, 2004	10.87	0.35		(0.45)	(0.10)	(0.37)	10.40
Year Ended June 30, 2003	10.45	0.35		0.44	0.79	(0.37)	10.87

Class C
Six Months Ended August 31, 2008 (Unaudited)	9.86	0.15	(g)	0.18	0.33	(0.16)	10.03
Year Ended February 29, 2008	10.15	0.31	(g)	(0.27)	0.04	(0.33)	9.86
Year Ended February 28, 2007	10.22	0.35		(0.07)	0.28	(0.35)	10.15
July 1, 2005 through February 28, 2006 (e)	10.44	0.24		(0.21)	0.03	(0.25)	10.22
February 19, 2005 (f) through June 30, 2005	10.51	0.15		(0.05)	0.10	(0.17)	10.44

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.35	0.20	(g)	0.18	0.38	(0.20)	10.53
Year Ended February 29, 2008	10.63	0.42	(g)	(0.28)	0.14	(0.42)	10.35
Year Ended February 28, 2007	10.68	0.44		(0.05)	0.39	(0.44)	10.63
July 1, 2005 through February 28, 2006 (e)	10.89	0.30		(0.21)	0.09	(0.30)	10.68
Year Ended June 30, 2005	10.82	0.46		0.07	0.53	(0.46)	10.89
Year Ended June 30, 2004	11.29	0.47		(0.47)	—	(0.47)	10.82
Year Ended June 30, 2003	10.83	0.46		0.46	0.92	(0.46)	11.29

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

3.68%		$60,288	0.88%	3.54%	0.99%	10%
0.93	(h)	49,175	0.88	3.68	0.99	4
3.53		60,941	0.86	3.89	0.97	21
0.71		71,898	0.86	3.99	0.97	4
4.69		78,000	0.86	3.93	1.01	12
(0.28)		77,774	0.85	3.96	1.00	10
8.37		97,090	0.85	3.91	1.00	11

3.31		13,757	1.49	2.93	1.49	10
0.37	(h)	15,563	1.49	3.07	1.49	4
2.88		22,644	1.47	3.28	1.47	21
0.23		26,334	1.47	3.37	1.47	4
4.12		30,233	1.49	3.30	1.60	12
(0.93)		33,018	1.50	3.32	1.65	10
7.64		38,980	1.50	3.26	1.65	11

3.35		4,710	1.49	2.92	1.49	10
0.37	(h)	3,457	1.49	3.07	1.49	4
2.84		4,381	1.47	3.26	1.47	21
0.27		2,325	1.47	3.38	1.47	4
0.98		1,133	1.48	3.31	1.55	12

3.70		158,176	0.63	3.79	0.74	10
1.29	(h)	173,800	0.63	3.93	0.74	4
3.72		210,128	0.61	4.13	0.72	21
0.87		182,938	0.61	4.24	0.72	4
4.97		171,727	0.61	4.18	0.69	12
(0.04)		172,951	0.60	4.22	0.65	10
8.67		203,301	0.60	4.18	0.65	11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Municipal Income Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$9.55	$0.17	(g)	$0.11	$0.28	$(0.17)	$9.66	2.96%
Year Ended February 29, 2008	9.81	0.34		(0.27)	0.07	(0.33)	9.55	0.73	(h)
Year Ended February 28, 2007	9.79	0.35		0.01	0.36	(0.34)	9.81	3.76
July 1, 2005 through February 28, 2006 (f)	9.92	0.24		(0.14)	0.10	(0.23)	9.79	1.04
Year Ended June 30, 2005	9.79	0.37		0.14	0.51	(0.38)	9.92	5.25
Year Ended June 30, 2004	10.13	0.39		(0.35)	0.04	(0.38)	9.79	0.39
Year Ended June 30, 2003	9.93	0.40		0.20	0.60	(0.40)	10.13	6.17

Class B
Six Months Ended August 31, 2008 (Unaudited)	9.50	0.14	(g)	0.11	0.25	(0.14)	9.61	2.66
Year Ended February 29, 2008	9.76	0.30		(0.29)	0.01	(0.27)	9.50	0.10	(h)
Year Ended February 28, 2007	9.73	0.29		0.02	0.31	(0.28)	9.76	3.29
July 1, 2005 through February 28, 2006 (f)	9.86	0.20		(0.14)	0.06	(0.19)	9.73	0.62
Year Ended June 30, 2005	9.74	0.30		0.14	0.44	(0.32)	9.86	4.53
Year Ended June 30, 2004	10.08	0.32		(0.35)	(0.03)	(0.31)	9.74	(0.27)
Year Ended June 30, 2003	9.89	0.34		0.19	0.53	(0.34)	10.08	5.56

Class C
Six Months Ended August 31, 2008 (Unaudited)	9.48	0.14	(g)	0.12	0.26	(0.14)	9.60	2.79
Year Ended February 29, 2008	9.75	0.28		(0.28)	—	(0.27)	9.48	0.02	(h)
Year Ended February 28, 2007	9.72	0.28		0.03	0.31	(0.28)	9.75	3.29
July 1, 2005 through February 28, 2006 (f)	9.85	0.20		(0.14)	0.06	(0.19)	9.72	0.62
Year Ended June 30, 2005	9.73	0.30		0.14	0.44	(0.32)	9.85	4.55
Year Ended June 30, 2004	10.07	0.33		(0.35)	(0.02)	(0.32)	9.73	(0.26)
Year Ended June 30, 2003	9.88	0.33		0.20	0.53	(0.34)	10.07	5.46

Select Class
Six Months Ended August 31, 2008 (Unaudited)	9.50	0.18	(g)	0.11	0.29	(0.18)	9.61	3.10
Year Ended February 29, 2008	9.77	0.36		(0.27)	0.09	(0.36)	9.50	0.89	(h)
Year Ended February 28, 2007	9.74	0.36		0.03	0.39	(0.36)	9.77	4.14
July 1, 2005 through February 28, 2006 (f)	9.87	0.25		(0.13)	0.12	(0.25)	9.74	1.20
Year Ended June 30, 2005	9.74	0.39		0.14	0.53	(0.40)	9.87	5.55
Year Ended June 30, 2004	10.09	0.41		(0.35)	0.06	(0.41)	9.74	0.57
Year Ended June 30, 2003	9.89	0.43		0.20	0.63	(0.43)	10.09	6.48

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	See Note 2I.

(f)	The Fund changed its fiscal year end from June 30 to the last day of February.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets end of period (000’s)	Net expenses (excluding imputed expenses) (d)	Net expenses (including imputed expenses) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (excluding imputed interest)	Expenses without waivers, reimbursements and earnings credits (including imputed interest) (e)	Portfolio turnover rate (b)

$99,803	0.87%	0.88%	3.45%	0.93%	0.94%	7%
101,274	0.85	0.88	3.44	0.94	0.97	29
106,260	0.84	0.91	3.53	0.93	1.00	39
116,863	0.84	0.99	3.68	0.94	1.09	28
126,834	0.85	0.96	3.66	0.98	1.09	39
131,692	0.84	0.90	3.84	0.99	1.05	48
183,392	0.84	0.90	4.02	0.99	1.05	74

17,081	1.43	1.44	2.88	1.43	1.44	7
19,530	1.44	1.47	2.86	1.44	1.47	29
34,456	1.43	1.50	2.95	1.43	1.50	39
55,914	1.44	1.59	3.09	1.44	1.59	28
69,964	1.47	1.58	3.05	1.58	1.69	39
89,997	1.49	1.55	3.19	1.64	1.70	48
120,581	1.49	1.55	3.37	1.64	1.70	74

19,495	1.43	1.44	2.89	1.43	1.44	7
17,655	1.44	1.47	2.86	1.44	1.47	29
19,137	1.43	1.50	2.94	1.43	1.50	39
26,635	1.44	1.59	3.09	1.44	1.59	28
33,941	1.47	1.58	3.05	1.58	1.69	39
41,703	1.49	1.55	3.19	1.64	1.70	48
58,554	1.49	1.55	3.36	1.64	1.70	74

1,430,116	0.62	0.63	3.69	0.68	0.69	7
1,512,691	0.60	0.63	3.69	0.69	0.72	29
1,372,743	0.59	0.66	3.77	0.68	0.75	39
1,041,847	0.59	0.74	3.91	0.69	0.84	28
680,707	0.60	0.71	3.91	0.66	0.77	39
763,172	0.59	0.65	4.08	0.64	0.70	48
898,852	0.59	0.65	4.27	0.64	0.70	74

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Ohio Municipal Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.58	$0.20	$0.18	$0.38	$(0.20)	$10.76
Year Ended February 29, 2008	10.86	0.41	(0.28)	0.13	(0.41)	10.58
Year Ended February 28, 2007	10.88	0.42	(0.02)	0.40	(0.42)	10.86
July 1, 2005 through February 28, 2006 (e)	11.09	0.28	(0.21)	0.07	(0.28)	10.88
Year Ended June 30, 2005	10.98	0.41	0.12	0.53	(0.42)	11.09
Year Ended June 30, 2004	11.41	0.41	(0.43)	(0.02)	(0.41)	10.98
Year Ended June 30, 2003	11.01	0.40	0.41	0.81	(0.41)	11.41

Class B
Six Months Ended August 31, 2008 (Unaudited)	10.66	0.18	0.18	0.36	(0.17)	10.85
Year Ended February 29, 2008	10.93	0.37	(0.30)	0.07	(0.34)	10.66
Year Ended February 28, 2007	10.96	0.37	(0.05)	0.32	(0.35)	10.93
July 1, 2005 through February 28, 2006 (e)	11.16	0.24	(0.21)	0.03	(0.23)	10.96
Year Ended June 30, 2005	11.05	0.35	0.11	0.46	(0.35)	11.16
Year Ended June 30, 2004	11.49	0.34	(0.44)	(0.10)	(0.34)	11.05
Year Ended June 30, 2003	11.08	0.34	0.41	0.75	(0.34)	11.49

Class C
Six Months Ended August 31, 2008 (Unaudited)	10.63	0.17	0.18	0.35	(0.17)	10.81
Year Ended February 29, 2008	10.90	0.35	(0.28)	0.07	(0.34)	10.63
Year Ended February 28, 2007	10.93	0.36	(0.03)	0.33	(0.36)	10.90
July 1, 2005 through February 28, 2006 (e)	11.15	0.25	(0.23)	0.02	(0.24)	10.93
February 19, 2005 (f) through June 30, 2005	11.22	0.14	(0.04)	0.10	(0.17)	11.15

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.52	0.21	0.19	0.40	(0.21)	10.71
Year Ended February 29, 2008	10.80	0.43	(0.28)	0.15	(0.43)	10.52
Year Ended February 28, 2007	10.83	0.44	(0.02)	0.42	(0.45)	10.80
July 1, 2005 through February 28, 2006 (e)	11.04	0.30	(0.21)	0.09	(0.30)	10.83
Year Ended June 30, 2005	10.93	0.44	0.11	0.55	(0.44)	11.04
Year Ended June 30, 2004	11.36	0.44	(0.43)	0.01	(0.44)	10.93
Year Ended June 30, 2003	10.97	0.44	0.39	0.83	(0.44)	11.36

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

3.61%		$77,531	0.88%	3.70%	0.99%	4%
1.18	(g)	69,138	0.88	3.79	1.00	15
3.74		67,941	0.88	3.87	1.00	19
0.62		76,935	0.88	3.80	1.00	4
4.85		78,525	0.86	3.72	1.10	7
(0.18)		74,235	0.85	3.63	1.16	16
7.44		87,877	0.85	3.61	1.16	15

3.35		17,509	1.49	3.09	1.49	4
0.62	(g)	18,326	1.50	3.18	1.50	15
2.99		27,079	1.50	3.26	1.50	19
0.28		39,832	1.50	3.18	1.50	4
4.21		48,375	1.49	3.08	1.70	7
(0.91)		56,279	1.50	2.98	1.81	16
6.82		73,263	1.50	2.99	1.81	15

3.30		18,816	1.49	3.10	1.49	4
0.64	(g)	8,959	1.50	3.17	1.50	15
3.06		5,658	1.49	3.25	1.50	19
0.19		2,711	1.51	3.19	1.51	4
0.86		585	1.47	3.18	1.51	7

3.85		123,673	0.63	3.95	0.74	4
1.43	(g)	118,518	0.63	4.04	0.75	15
3.94		106,494	0.63	4.12	0.75	19
0.81		91,515	0.63	4.05	0.75	4
5.13		98,393	0.61	3.96	0.79	7
0.06		110,433	0.60	3.88	0.81	16
7.67		132,810	0.60	3.90	0.81	15

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Term Municipal Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.17	$0.14	(f)	$0.09	$0.23	$(0.14)	$—	$(0.14)
Year Ended February 29, 2008	10.13	0.28		0.06	0.34	(0.30)	—	(0.30)
Year Ended February 28, 2007	10.10	0.25		0.04	0.29	(0.26)	—	(0.26)
July 1, 2005 through February 28, 2006 (e)	10.17	0.16		(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23		0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22		(0.21)	0.01	(0.22)	(0.03)	(0.25)
Year Ended June 30, 2003	10.21	0.26		0.20	0.46	(0.26)	(0.01)	(0.27)

Class B
Six Months Ended August 31, 2008 (Unaudited)	10.26	0.12	(f)	0.08	0.20	(0.11)	—	(0.11)
Year Ended February 29, 2008	10.21	0.25		0.04	0.29	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.18	0.21		0.03	0.24	(0.21)	—	(0.21)
July 1, 2005 through February 28, 2006 (e)	10.25	0.13		(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17		(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21		0.20	0.41	(0.21)	(0.01)	(0.22)

Class C
Six Months Ended August 31, 2008 (Unaudited)	10.25	0.12	(f)	0.10	0.22	(0.12)	—	(0.12)
Year Ended February 29, 2008	10.21	0.25		0.03	0.28	(0.24)	—	(0.24)
Year Ended February 28, 2007	10.18	0.22		0.02	0.24	(0.21)	—	(0.21)
July 1, 2005 through February 28, 2006 (e)	10.25	0.13		(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19		0.01	0.20	(0.18)	—	(0.18)
Year Ended June 30, 2004	10.47	0.17		(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21		0.20	0.41	(0.21)	(0.01)	(0.22)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.20	0.15	(f)	0.09	0.24	(0.15)	—	(0.15)
Year Ended February 29, 2008	10.16	0.32		0.04	0.36	(0.32)	—	(0.32)
Year Ended February 28, 2007	10.13	0.29		0.03	0.32	(0.29)	—	(0.29)
July 1, 2005 through February 28, 2006 (e)	10.21	0.18		(0.08)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2005	10.19	0.26		0.02	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.43	0.25		(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2003	10.24	0.28		0.20	0.48	(0.28)	(0.01)	(0.29)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.26	2.28%		$54,530	0.80%	2.70%	0.94%	24%
10.17	3.38	(g)	26,376	0.80	2.89	0.94	43
10.13	2.93		43,798	0.80	2.55	0.92	24
10.10	0.89		67,143	0.80	2.33	0.92	13
10.17	2.47		85,690	0.80	2.28	1.08	41
10.16	0.11		107,434	0.80	2.10	1.16	138
10.40	4.57		109,112	0.80	2.53	1.15	110

10.35	1.99		4,418	1.30	2.22	1.44	24
10.26	2.89	(g)	5,739	1.30	2.39	1.44	43
10.21	2.40		9,005	1.30	2.05	1.42	24
10.18	0.54		13,024	1.30	1.82	1.42	13
10.25	2.01		16,334	1.30	1.77	1.68	41
10.23	(0.40)		20,726	1.30	1.60	1.81	138
10.47	4.04		22,804	1.30	2.02	1.80	110

10.35	2.11		15,462	1.30	2.22	1.44	24
10.25	2.80	(g)	15,096	1.30	2.39	1.44	43
10.21	2.40		21,490	1.30	2.04	1.42	24
10.18	0.55		36,022	1.30	1.82	1.42	13
10.25	2.00		52,332	1.30	1.77	1.68	41
10.23	(0.41)		77,977	1.30	1.60	1.81	138
10.47	4.02		94,853	1.30	2.03	1.80	110

10.29	2.39		177,416	0.55	2.96	0.69	24
10.20	3.63	(g)	180,070	0.55	3.14	0.69	43
10.16	3.19		198,903	0.55	2.80	0.67	24
10.13	0.97		263,075	0.55	2.57	0.67	13
10.21	2.80		306,288	0.55	2.53	0.76	41
10.19	0.35		331,423	0.55	2.36	0.81	138
10.43	4.81		334,990	0.55	2.79	0.81	110

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Tax Free Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$12.08	$0.26	(g)	$0.26	$0.52	$(0.26)	$—	$(0.26)
Year Ended February 29, 2008	12.72	0.52		(0.62)	(0.10)	(0.52)	(0.02)	(0.54)
Year Ended February 28, 2007	12.76	0.51		—	0.51	(0.52)	(0.03)	(0.55)
July 1, 2005 through February 28, 2006 (e)	13.04	0.33		(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54		0.33	0.87	(0.53)	(0.20)	(0.73)
Year Ended June 30, 2004	13.44	0.55		(0.52)	0.03	(0.55)	(0.02)	(0.57)
Year Ended June 30, 2003	12.91	0.55		0.54	1.09	(0.56)	—	(0.56)

Class B
Six Months Ended August 31, 2008 (Unaudited)	12.04	0.22	(g)	0.26	0.48	(0.22)	—	(0.22)
Year Ended February 29, 2008	12.68	0.43		(0.62)	(0.19)	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2007	12.73	0.42		(0.01)	0.41	(0.43)	(0.03)	(0.46)
July 1, 2005 through February 28, 2006 (e)	13.01	0.27		(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45		0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47		(0.52)	(0.05)	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2003	12.89	0.47		0.54	1.01	(0.48)	—	(0.48)

Class C
July 1, 2008 (f) through August 31, 2008 (Unaudited)	12.24	0.07	(g)	0.07	0.14	(0.08)	—	(0.08)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	12.05	0.27	(g)	0.26	0.53	(0.27)	—	(0.27)
Year Ended February 29, 2008	12.69	0.54		(0.62)	(0.08)	(0.54)	(0.02)	(0.56)
Year Ended February 28, 2007	12.74	0.53		(0.01)	0.52	(0.54)	(0.03)	(0.57)
July 1, 2005 through February 28, 2006 (e)	13.01	0.34		(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55		0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59		(0.52)	0.07	(0.59)	(0.02)	(0.61)
Year Ended June 30, 2003	12.89	0.59		0.53	1.12	(0.59)	—	(0.59)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$12.34	4.32%		$146,145	0.75%	4.15%	0.94%	17%
12.08	(0.85	)(h)	127,232	0.75	4.11	0.95	29
12.72	4.03		126,207	0.75	4.02	0.95	31
12.76	0.98		106,675	0.75	3.87	0.93	30
13.04	6.82		102,064	0.79	3.99	0.96	43
12.90	0.27		57,927	0.84	4.16	0.99	20
13.44	8.59		67,693	0.83	4.22	0.98	12

12.30	3.98		8,755	1.44	3.46	1.44	17
12.04	(1.55	)(h)	9,213	1.44	3.42	1.45	29
12.68	3.24		11,836	1.44	3.33	1.45	31
12.73	0.52		13,634	1.43	3.18	1.43	30
13.01	6.06		16,129	1.46	3.36	1.55	43
12.88	(0.38)		13,446	1.49	3.51	1.64	20
13.42	7.92		17,324	1.48	3.57	1.63	12

12.30	1.18		279	1.44	3.47	1.44	17

12.31	4.42		705,531	0.58	4.32	0.69	17
12.05	(0.67	)(h)	751,440	0.58	4.28	0.70	29
12.69	4.13		897,343	0.58	4.19	0.70	31
12.74	1.18		1,107,478	0.58	4.04	0.68	30
13.01	7.06		963,903	0.58	4.18	0.66	43
12.88	0.53		437,303	0.59	4.41	0.64	20
13.42	8.86		515,093	0.58	4.47	0.63	12

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
West Virginia Municipal Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$9.84	$0.18	$0.16	$0.34	$(0.18)	$10.00
Year Ended February 29, 2008	10.07	0.38	(0.23)	0.15	(0.38)	9.84
Year Ended February 28, 2007	10.10	0.38	(0.02)	0.36	(0.39)	10.07
July 1, 2005 through February 28, 2006 (e)	10.32	0.27	(0.22)	0.05	(0.27)	10.10
Year Ended June 30, 2005	10.21	0.39	0.11	0.50	(0.39)	10.32
Year Ended June 30, 2004	10.64	0.39	(0.44)	(0.05)	(0.38)	10.21
Year Ended June 30, 2003	10.27	0.41	0.37	0.78	(0.41)	10.64

Class B
Six Months Ended August 31, 2008 (Unaudited)	9.83	0.17	0.14	0.31	(0.15)	9.99
Year Ended February 29, 2008	10.06	0.34	(0.25)	0.09	(0.32)	9.83
Year Ended February 28, 2007	10.09	0.34	(0.05)	0.29	(0.32)	10.06
July 1, 2005 through February 28, 2006 (e)	10.30	0.23	(0.22)	0.01	(0.22)	10.09
Year Ended June 30, 2005	10.20	0.32	0.10	0.42	(0.32)	10.30
Year Ended June 30, 2004	10.62	0.32	(0.43)	(0.11)	(0.31)	10.20
Year Ended June 30, 2003	10.26	0.35	0.36	0.71	(0.35)	10.62

Select Class
Six Months Ended August 31, 2008 (Unaudited)	9.73	0.19	0.16	0.35	(0.19)	9.89
Year Ended February 29, 2008	9.96	0.41	(0.23)	0.18	(0.41)	9.73
Year Ended February 28, 2007	10.00	0.41	(0.04)	0.37	(0.41)	9.96
July 1, 2005 through February 28, 2006 (e)	10.22	0.28	(0.22)	0.06	(0.28)	10.00
Year Ended June 30, 2005	10.11	0.41	0.12	0.53	(0.42)	10.22
Year Ended June 30, 2004	10.55	0.41	(0.44)	(0.03)	(0.41)	10.11
Year Ended June 30, 2003	10.19	0.44	0.36	0.80	(0.44)	10.55

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise indicated.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

3.49%	$14,520	0.88%		3.63%	1.04%	7%
1.53 (f)	13,893	0.89	(g)	3.84	1.06	9
3.63	12,147	0.88		3.89	1.04	17
0.47	7,985	0.88		3.98	1.05	4
4.93	7,677	0.86		3.74	1.01	4
(0.50)	7,695	0.85		3.66	1.01	20
7.77	10,045	0.84		3.97	1.00	10

3.15	3,319	1.53		2.98	1.54	7
0.85 (f)	3,911	1.54	(g)	3.21	1.56	9
2.96	5,463	1.53		3.26	1.54	17
0.14	8,131	1.53		3.33	1.55	4
4.17	9,177	1.51		3.09	1.61	4
(1.15)	10,626	1.50		3.02	1.66	20
7.08	12,568	1.49		3.33	1.65	10

3.66	74,493	0.63		3.88	0.79	7
1.80 (f)	72,261	0.64	(g)	4.10	0.81	9
3.82	76,610	0.63		4.15	0.79	17
0.65	79,889	0.63		4.23	0.80	4
5.27	84,544	0.61		3.99	0.70	4
(0.33)	83,362	0.60		3.92	0.66	20
8.00	88,621	0.59		4.24	0.65	10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class
Kentucky Municipal Bond Fund	Class A, Class B and Select Class
Louisiana Municipal Bond Fund	Class A, Class B and Select Class
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class
Municipal Income Fund	Class A, Class B, Class C and Select Class
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class
Short Term Municipal Bond Fund	Class A, Class B, Class C and Select Class
Tax Free Bond Fund	Class A, Class B, Class C and Select Class
West Virginia Municipal Bond Fund	Class A, Class B and Select Class

Class C Shares commenced operations on July 1, 2008, for the Tax Free Bond Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short Term Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short Term Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

96   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Arizona Municipal Bond Fund
Level 1	$4,434	$—	$—
Level 2	157,637	—	—
Level 3	—	—	—
Total	$162,071	$—	$—
Kentucky Municipal Bond Fund
Level 1	$370	$—	$—
Level 2	74,745	—	—
Level 3	—	—	—
Total	$75,115	$—	$—
Louisiana Municipal Bond Fund
Level 1	$1,087	$—	$—
Level 2	72,284	—	—
Level 3	—	—	—
Total	$73,371	$—	$—
Michigan Municipal Bond Fund
Level 1	$1,304	$—	$—
Level 2	233,118	—	—
Level 3	—	—	—
Total	$234,422	$—	$—
Municipal Income Fund
Level 1	$56,581	$—	$—
Level 2	1,501,796	—	—
Level 3	10,264	—	—
Total	$1,568,641	$—	$—
Ohio Municipal Bond Fund
Level 1	$1,208	$—	$—
Level 2	231,191	—	—
Level 3	—	—	—
Total	$232,399	$—	$—
Short Term Municipal Bond Fund
Level 1	$13,762	$—	$—
Level 2	239,616	—	—
Level 3	—	—	—
Total	$253,378	$—	$—

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Tax Free Bond Fund
Level 1	$2,848	$113	$—
Level 2	852,589	—	—
Level 3	—	—	—
Total	$855,437	$113	$—
West Virginia Municipal Bond Fund
Level 1	$912	$—	$—
Level 2	90,964	—	—
Level 3	—	—	—
Total	$91,876	$—	$—

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Municipal Income Fund
Balance as of 02/29/08	$10,435	$—	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(171)	—	—
Net purchases (sales)	—	—	—
Net transfers in (out) of Level 3	—	—	—
Balance as of 08/31/08	$10,264	$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2008 (amounts in thousands):

	Value	Percentage
Louisiana Municipal Bond Fund	$1,527	2.1%
Municipal Income Fund	22,143	1.4
Ohio Municipal Bond Fund	1,016	0.4
Short Term Municipal Bond Fund	4,016	1.6
West Virginia Municipal Bond Fund	2,860	3.1

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

98   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

As of August 31, 2008, the Tax Free Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

I. Floating-Rate Note Obligations Related to Securities Held — The Municipal Income Fund has entered into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of inverse floating rate investments (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates issued to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse. The Fund accounts for the transfer of the fixed-rate notes to the trust as a secured borrowing, with the fixed-rate notes transferred to the trust remaining in the Fund’s investments, and the related floating-rate certificates reflected as a liability under the caption “Floating rate notes payable” on the Statements of Assets and Liabilities. At August 31, 2008, the Fund’s investments with a value of approximately $10,264,000 were held by the trusts and served as collateral for approximately $4,990,000 in floating-rate certificates outstanding at that date. The Fund recorded imputed interest expense of approximately $59,000 for these investments based on an average interest rate of 2.41% for the six months ended August 31, 2008.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor” or “JPMIA”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short Term Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended August 31, 2008 were as follows (amounts in thousands):

Arizona Municipal Bond Fund	$5
Kentucky Municipal Bond Fund	—	(a)
Louisiana Municipal Bond Fund	3
Michigan Municipal Bond Fund	3
Municipal Income Fund	38
Ohio Municipal Bond Fund	5
Short Term Municipal Bond Fund	15
Tax Free Bond Fund	6
West Virginia Municipal Bond Fund	2

(a)Amount rounds to less than $1,000.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

100   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short Term Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Arizona Municipal Bond Fund	$17	$4
Kentucky Municipal Bond Fund	3	3
Louisiana Municipal Bond Fund	10	2
Michigan Municipal Bond Fund	7	9
Municipal Income Fund	11	8
Ohio Municipal Bond Fund	16	9
Short Term Municipal Bond Fund	4	1
Tax Free Bond Fund	36	12
West Virginia Municipal Bond Fund	7	5

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class B, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest (which includes imputed interest), taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%
Kentucky Municipal Bond Fund	0.88	1.53	n/a	0.63
Louisiana Municipal Bond Fund	0.88	1.53	n/a	0.63
Michigan Municipal Bond Fund	0.88	1.53	1.53	0.63
Municipal Income Fund	0.87	1.52	1.52	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	0.63
Short Term Municipal Bond Fund	0.80	1.30	1.30	0.55
Tax Free Bond Fund	0.75	1.44	1.44	0.58
West Virginia Municipal Bond Fund	0.88	1.53	n/a	0.63

The contractual expense limitation agreements were in effect for the six months ended August 31, 2008. The expense limitation percentages in the table above are in place until at least June 30, 2009.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

For the six months ended August 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	$95	$95
Kentucky Municipal Bond Fund	—	72	72
Louisiana Municipal Bond Fund	—	76	76
Michigan Municipal Bond Fund	—	130	130
Municipal Income Fund	—	499	499
Ohio Municipal Bond Fund	—	109	109
Short Term Municipal Bond Fund	4	169	173
Tax Free Bond Fund	18	540	558
West Virginia Municipal Bond Fund	—	74	74

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the six months ended August 31, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$27,099	$16,961
Kentucky Municipal Bond Fund	3,773	8,090
Louisiana Municipal Bond Fund	6,215	2,122
Michigan Municipal Bond Fund	23,515	28,560
Municipal Income Fund	109,844	197,142
Ohio Municipal Bond Fund	27,640	8,032
Short Term Municipal Bond Fund	82,836	54,322
Tax Free Bond Fund	149,675	192,115
West Virginia Municipal Bond Fund	8,630	6,408

During the six months ended August 31, 2008, there were no purchases or sales of U.S. Government securities.

102   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$158,373	$4,345	$647	$3,698
Kentucky Municipal Bond Fund	72,165	3,489	539	2,950
Louisiana Municipal Bond Fund	69,629	3,945	203	3,742
Michigan Municipal Bond Fund	228,799	6,747	1,124	5,623
Municipal Income Fund	1,572,408	20,397	24,164	(3,767)
Ohio Municipal Bond Fund	225,821	7,534	956	6,578
Short Term Municipal Bond Fund	251,862	2,345	829	1,516
Tax Free Bond Fund	818,169	42,922	5,654	37,268
West Virginia Municipal Bond Fund	88,920	3,295	339	2,956

6. Borrowing

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2008, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For all Funds, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Income Fund, Short Term Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia Municipal Bond Funds primarily invest in issuers in the States of Arizona, Kentucky, Louisiana, Michigan, Ohio and West Virginia, respectively. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. Issuances backed by bond insurers may be impacted by changes to bond insurers’ ratings.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

104   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2008, and continued to hold your shares at the end of the reporting period, August 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,037.10	$4.52	0.88%
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,034.40	7.69	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,032.90	7.69	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Select Class
Actual	1,000.00	1,036.90	3.23	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Kentucky Municipal Bond Fund
Class A
Actual	1,000.00	1,039.10	4.52	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,035.00	7.85	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Select Class
Actual	1,000.00	1,039.40	3.24	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Louisiana Municipal Bond Fund
Class A
Actual	$1,000.00	$1,040.50	$4.53	0.88%
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,037.10	7.86	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Select Class
Actual	1,000.00	1,042.00	3.24	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,036.80	4.52	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,033.10	7.64	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class C
Actual	1,000.00	1,032.50	7.63	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Select Class
Actual	1,000.00	1,038.00	3.24	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Municipal Income Fund
Class A
Actual	1,000.00	1,029.60	4.45	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class B
Actual	1,000.00	1,026.60	7.30	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,026.80	7.31	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Select Class
Actual	1,000.00	1,031.00	3.17	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,036.10	4.52	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,033.50	7.59	1.49
Hypothetical	1,000.00	1,017.74	7.53	1.49
Class C
Actual	1,000.00	1,033.00	7.64	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Select Class
Actual	1,000.00	1,037.50	3.24	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

106   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Short Term Municipal Bond Fund
Class A
Actual	$1,000.00	$1,022.80	$4.08	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class B
Actual	1,000.00	1,019.90	6.62	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	1,020.10	6.62	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	1,023.90	2.81	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

Tax Free Bond Fund
Class A
Actual	1,000.00	1,043.20	3.86	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,040.60	7.41	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class C
Actual	1,000.00	1,010.50	2.42	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Select Class
Actual	1,000.00	1,044.20	2.99	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58

West Virginia Municipal Bond Fund
Class A
Actual	1,000.00	1,034.90	4.51	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,031.50	7.83	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Select Class
Actual	1,000.00	1,036.60	3.23	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period, except for Tax Free Bond Fund Class C, which is multiplied by 61/365).

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees

108   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Arizona Municipal Bond Fund, Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, Michigan Municipal Bond Fund, Municipal Income Fund, Ohio Municipal Bond Fund, Short Term Municipal Bond Fund, Tax Free Bond Fund, and West Virginia Municipal Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Arizona Municipal Bond Fund’s performance was in the first, second and third quintiles for Class A shares and in the first, first and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Kentucky Municipal Bond Fund’s performance was in the first, second and third quintile for Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Louisiana Municipal Bond Fund’s performance was in the second, third and third quintiles for Class A shares and in the first, second and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Michigan Municipal Bond Fund’s performance was in the second, third and third quintiles for Class A shares and in the first, second and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Municipal Income Fund’s performance was in the third, second and third quintiles for Class A shares and in the second, first and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Ohio Municipal Bond Fund’s performance was in the second, first and first quintiles for the Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and the investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Short Term Municipal Bond Fund’s performance was in the second, third and second quintiles for the Class A shares and in the second, second and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Tax Free Bond Fund’s performance was in the first, third and third quintiles for the Class A shares and in the first, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the West Virginia Municipal Bond Fund’s performance was in the first, second and third quintiles for the Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and the investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement

110   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2008

arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Arizona Municipal Bond Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Kentucky Municipal Bond Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Louisiana Municipal Bond Fund’s net advisory fee for the Class A shares and for the Select Class Shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Michigan Municipal Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Municipal Income Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Ohio Municipal Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Short Term Municipal Bond Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the fourth quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the West Virginia Municipal Bond Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

AUGUST 31, 2008        JPMORGAN MUNICIPAL BOND FUNDS   111

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. August 2008.	SAN-MUNIBOND-808

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2008 (UNAUDITED)

JPMorgan Funds
Money
Market
Funds

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	30
Financial Highlights	36
Notes to Financial Statements	44
Schedule of Shareholder Expenses	49
Board Approval of Investment Advisory Agreements	51

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted, as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

*	The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

**	Tax Aware Real Return — Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise. The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations. The Fund may be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

***	Highbridge Statistical Market Neutral — There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. The Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year). This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

PRESIDENT’S LETTER
SEPTEMBER 30, 2008 (Unaudited)

Dear Shareholder:

Events over the last year and particularly, over the last few months have produced one of the most challenging market environments in recent memory. An economy, already weakened by falling home prices and high energy costs, has been further damaged by a major global financial crisis. While governments around the world have responded in a dramatic and forceful way, the outlook for the economy and financial markets remains unusually uncertain and this reality has contributed to higher volatility as well as significant declines in some markets. Indeed, the average daily move up or down in the Dow Jones Industrial Average (the “Dow”) over the past year has been 132 points, 72% higher than in the prior decade and, as of September 30, 2008, the Dow is down 23% from its peak of last October.

This is also a particularly difficult period for an area of the market that is not quite as visible to investors — the credit and fixed income markets. One measure of this is the difference between the three-month LIBOR rate — the rate at which banks lend to each other — and the prevailing rate on three-month Treasury bills. Between 1997 and 2006, the LIBOR rate averaged just 0.45% above the Treasury rate — indicating that banks regarded each other as very trustworthy borrowers. In September of this year, this gap widened to an average of 2.00% — indicating an extraordinary concern about the well-being of major financial institutions. The stress in credit markets has also been observed in significant increases in the yields on municipal and corporate debt and tightened lending standards by banks.

Rather than reacting emotionally during these times of uncertainty, we should focus on some fundamental tenets of investing. Among these are:

•	Developing and sticking with an investment plan that is both dispassionate and independent of short-term market events. While staying the course and sticking to a plan doesn’t eliminate risk, it does reduce the danger of buying and selling at the wrong time, a behavior that can undermine your investment goals.

•	Managing investment risks through diversification. A diverse mix of investments — including stocks, bonds, and cash, as well as alternative investments such as U.S. REITS, high yield income, commodities, and emerging markets debt — properly aligned to your investment goals, time horizon, and risk tolerance, can provide a smoother path of long-term returns.

•	Seeking long-term professional advice. As shareholders, you already know the value of professional advice. Take this time to consult with your financial advisor. Your advisor can help you maintain perspective, and ensure that your portfolio is properly positioned to defend against cycles of market volatility.

U.S. Treasury Department’s Temporary Guarantee Program

The financial crisis has also led to some questions about the safety of money market funds. All of JPMorgan’s money market funds continue to be invested in the highest quality short-term securities with strong liquidity positions and have maintained a $1.00 net asset value. JPMorgan’s approach to risk management, along with a stringent focus on credit standards and extensive experience in managing liquidity investments, have allowed our money market funds to maintain liquidity and provide current income to our shareholders throughout all market conditions.

Despite the fact that our fund complex is strong, we believe that it is in the best interests of our fund shareholders to participate in the U.S. Treasury Department’s Temporary Guarantee Program for U.S. Money Market Funds. With this program, shareholders in JPMorgan Money Market Funds (with the exception of the JPMorgan 100% U.S. Treasury Securities Money Market Fund) will have federal insurance on their existing balances as of September 19, 2008 and through the period ending December 18, 2008. Following this period, the Treasury will review whether the program should continue, and the JPMorgan Funds Board would vote on its continued participation.

New investing opportunities*

Even during market uncertainty, we continue to look to the future by introducing new products and differentiated investment solutions. As a leader in financial innovation, we have introduced 32 new funds over the past few years, including our Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return.** We’ve also expanded investment opportunities with innovative offerings such as the Highbridge Statistical Market Neutral Fund, which has the potential to add diversification, and seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing and lower overall risk.*** Your financial advisor can help you decide whether these strategies are appropriate for your portfolio.

Additionally, I am proud to unveil our newly designed website: www.jpmorganfunds.com. The site delivers more detailed information about our funds, and also offers online versions of our market views and commentaries, which provide essential and critical insights about the markets and economy. I encourage you to visit our site to learn more about our innovative products and resources and how they, along with our timeless principles of investing, can continue to serve you in this current market environment.

On behalf of everyone at JPMorgan Asset Management, thank you for your continued confidence and trust. We look forward to serving your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets as of 8/31/2008	$1.1 Billion
Average Maturity	14 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	4.0%
2–7 days	89.9
8–30 days	1.7
31–60 days	1.7
61–90 days	0.4
91–180 days	0.0
181+ days	2.3

7-DAY SEC YIELD (1)

Morgan Shares	1.25%
E*Trade Shares	0.79

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.17% and 0.71% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total value of investments.

A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/2008	$161.7 Million
Average Maturity	11 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	12.0%
2–7 days	80.8
8–30 days	1.9
31–60 days	2.5
61–90 days	2.2
91–180 days	0.0
181+ days	0.6

7-DAY SEC YIELD (1)

Morgan Shares	1.45%
Premier Shares	1.60
Reserve Shares	1.34

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.35%, 1.51% and 1.25% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments.

A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS
Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York
City personal income taxes, while still preserving capital and maintaining liquidity*

Primary Investment	New York short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets as of 8/31/2008	$2.1 Billion
Average Maturity	31 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	13.0%
2–7 days	75.9
8–30 days	2.1
31–60 days	0.0
61–90 days	0.0
91–180 days	0.6
181+ days	8.4

7-DAY SEC YIELD (1)

Morgan Shares	1.29%
Reserve Shares	1.18
E*Trade Shares	0.88

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Reserve Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.26%, 1.16% and 0.81% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total value of investments.

A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/2008	$126.3 Million
Average Maturity	15 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.7%
2–7 days	79.8
8–30 days	0.0
31–60 days	4.8
61–90 days	1.2
91–180 days	0.8
181+ days	2.7

7-DAY SEC YIELD (1)

Morgan Shares	1.40%
Premier Shares	1.54
Reserve Shares	1.29

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.29%, 1.44% and 1.19% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total value of investments.

A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Annual Demand Note — 1.0%
	California — 1.0%
10,275	Eclipse Funding Trust, Solar Eclipse, California, Series 2007-0039, GO, VRDO, LOC: U.S. Bank N.A., 3.60%, 09/20/08 (Cost $10,275)	10,275
Commercial Paper — 3.6%
	California — 3.6% (n)
6,500	Olcese Water, 1.60%, 09/09/08	6,500
10,000	Riverside County, California Transportation Authority, 1.40%, 10/06/08	10,000
5,000	San Diego County Water Authority, 1.43%, 10/01/08	5,000
3,000	San Francisco City and County Public Utilities, 1.65%, 10/01/08	3,000
	State of California,
5,000	1.40%, 09/09/08	5,000
1,635	1.50%, 09/09/08	1,635
5,000	1.70%, 09/10/08	5,000
2,000	Ventura County , 1.45%, 09/03/08	2,000
	Total Commercial Paper (Cost $38,135)	38,135
Daily Demand Notes — 4.0%
	California — 4.0%
	California Housing Finance Agency, Multi-Family Housing,
990	Series A, Rev., VRDO, AMT, 2.67%, 09/02/08	990
2,725	Series D, Rev., VRDO, 2.45%, 09/02/08	2,725
	California State Department of Water Resources,
8,425	Series B-2, Rev., VRDO, LOC: BNP Paribas, 2.40%, 09/02/08	8,425
3,300	Series B-3, Rev., VRDO, LOC: Bank of New York, 2.10%, 09/02/08	3,300
4,150	Series B-6, Rev., VRDO, LOC: State Street Bank & Trust Co., 2.25%, 09/02/08	4,150
8,060	California Statewide Communities Development Authority, John Muir Health, Series A, Rev., VRDO, LOC: UBS AG, 2.05%, 09/02/08	8,060
850	City of Irvine, Improvement Bond Act of 1915, No. 00-18, Special Assessment, Series A, VRDO, LOC: Bank of New York, 2.25%, 09/02/08	850
3,600	City of Irvine, Improvement Bond Act of 1915, No. 97-17, Special Assessment, VRDO, LOC: State Street Bank & Trust Co., 2.25%, 09/02/08	3,600
1,400	Los Angeles Regional Airports Improvement Corp., Sublease, L.A. International Airport, Series LAX2, Rev., VRDO, LOC: Societe Generale, 2.45%, 09/02/08	1,400
1,124	Orange County, Improvement Board Act of 1915, No. 01-1, Special Assessment, Series A, VRDO, LOC: KBC Bank N.V., 2.25%, 09/02/08	1,124
2,100	Southern California Home Financing Authority, Series A, Rev., VRDO, AMT, 2.67%, 09/02/08	2,100
4,700	State of California, Economic Recovery, Series C-5, GO, VRDO, 2.24%, 09/02/08	4,700
100	State of California, Kindergarten/University, Series B-2, GO, VRDO, LOC: Citibank N.A., 2.10%, 09/02/08	100
300	State of California, Municipal Securities Trust Receipts, Series SGA 135, GO, VRDO, AMBAC-TCRS, LOC: Societe Generale, 2.55%, 09/02/08	300
	Total Daily Demand Notes (Cost $41,824)	41,824
Municipal Bonds — 3.7%
	California — 3.7%
5,815	Bay Area Toll Authority, Series F, Rev., VRDO, 5.00%, 04/01/09	5,926
8,000	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Rev., VRDO, 1.95%, 05/28/09	8,000
10,000	City of Los Angeles, GO, TRAN, 3.00%, 06/30/09	10,119
10,700	Southern California Home Financing Authority, Single Family Mortgages, Series A, Rev., VRDO, AMT, 1.79%, 09/07/08	10,700
4,325	Term Tender Custodial Receipts, Series J, Rev., VRDO, 2.60%, 11/19/08	4,326
	Total Municipal Bonds (Cost $39,071)	39,071
Weekly Demand Notes — 87.5%
	California — 79.9%
1,900	Abag Finance Authority for Nonprofit Corps., Amber Court Apartments, Series A, Rev., VRDO, FNMA, 1.73%, 09/04/08	1,900
1,000	Abag Finance Authority for Nonprofit Corps., Arbors Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	1,000
1,950	Abag Finance Authority for Nonprofit Corps., Eastridge Apartments, Series A, Rev., VRDO, LIQ: FNMA, 1.97%, 09/04/08	1,950
29,995	Abag Finance Authority for Nonprofit Corps., P-Floats, Series MT 240, Rev., VRDO, LOC: Lloyds TSB Bank plc, LIQ: Merrill Lynch Capital Services, 1.85%, 09/05/08 (m)	29,995

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
4,000	Abag Finance Authority for Nonprofit Corps., Senior Health Services, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.57%, 09/04/08	4,000
6,475	ABN AMRO Munitops Certificate Trust, Non-AMT Certificates, Series 2008-41, GO, VRDO, AMBAC, 4.00%, 09/04/08	6,475
	ABN AMRO Munitops Certificate Trust, Non-AMT Trust Certificates,
3,840	GO, VRDO, FSA, 1.91%, 09/04/08	3,840
2,244	Series 2006-73, GO, VRDO, AMBAC, 2.24%, 09/04/08	2,244
10,000	Series 2007-12, Rev., VRDO, FSA, 1.91%, 09/04/08	10,000
1,000	Affordable Housing Agency, Westridge Hilltop, Series A , Rev., VRDO, LIQ: FNMA, 1.73%, 09/04/08	1,000
315	Alameda-Contra Costa Schools Financing Authority, Capital Improvement Financing Project, Series C, Rev., VRDO, LOC: Bank of Nova Scotia, 1.78%, 09/04/08	315
	Austin Trust Various States,
5,000	Series 2008-1065, Rev., VRDO, LIQ: Bank of America, N.A., 1.78%, 09/04/08	5,000
3,865	Series 2008-1072, GO, VRDO, FSA, LIQ: Bank of America, N.A., 1.91%, 09/04/08	3,865
1,535	Series 2008-1102, Rev., VRDO, LIQ: Bank of America, N.A., 2.02%, 09/04/08	1,535
5,000	Series 2008-1134, Rev., VRDO, FSA, LIQ: Bank of America, N.A., 1.91%, 09/04/08	5,000
2,680	Series 2008-1138, Rev., VRDO, LIQ: Bank of America, N.A., 1.86%, 09/04/08	2,680
2,500	Series 2008-3318, GO, VRDO, LIQ: Bank of America, N.A., 1.96%, 09/04/08	2,500
15,000	Bay Area Toll Authority, Series B-1, Rev., 1.53%, 09/04/08	15,000
3,360	California Educational Facilities Authority, San Francisco Conservatory Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.57%, 09/03/08	3,360
1,550	California Educational Facilities Authority, University of San Francisco, Rev., VRDO, LOC: Allied Irish Bank plc, 1.65%, 09/03/08	1,550
3,600	California Health Facilities Financing Authority, Catholic Healthcare West, Series A, Rev., VRDO, LOC: Bank of America, N.A., 1.54%, 09/03/08	3,600
10,000	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank of America, N.A., 1.54%, 09/03/08	10,000
21,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 1.60%, 09/03/08	21,000
3,985	California Health Facilities Financing Authority, Lucile Salter, Series A, Rev., VRDO, 1.43%, 09/04/08	3,985
5,000	California Health Facilities Financing Authority, Stanford Hospital, Series C, Rev., VRDO, FSA, 1.50%, 09/03/08	5,000
	California Housing Finance Agency, Multi-Family Housing III,
500	Series E, Rev., VRDO, 1.80%, 09/05/08	500
5,145	Series G, Rev., VRDO, 1.98%, 09/03/08	5,145
1,000	California Infrastructure & Economic Development Bank, Adams Rite Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Mellon First Business Bank, 1.90%, 09/03/08	1,000
4,480	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of the West, 1.85%, 09/04/08	4,480
10,000	California Infrastructure & Economic Development Bank, Orange County Performing Arts, Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.45%, 09/04/08	10,000
7,000	California Infrastructure & Economic Development Bank, Westmark School Project, Rev., VRDO, LOC: First Republic Bank, 1.79%, 09/04/08	7,000
8,900	California Pollution Control Financing Authority, New United Project, Series A, Rev., VRDO, LOC: Bank Tokyo-Mitsubishi UFJ, 1.95%, 09/04/08	8,900
1,000	California Pollution Control Financing Authority, Sierra Pacific Industries Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.65%, 09/03/08	1,000
2,380	California Pollution Control Financing Authority, U.S. Borax, Inc. Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 1.73%, 09/04/08	2,380
2,500	California Pollution Control Financing Authority, Wadham Energy, Series C, Rev., VRDO, LOC: BNP Paribas, 1.80%, 09/03/08	2,500
2,245	California State Department of Water Resources, Series 358, Rev., VRDO, LIQ: Morgan Stanley Dean Witter, 1.81%, 09/04/08	2,245

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
	California State Department of Water Resources, Power Supply,
2,465	Series C-08, Rev., VRDO, LOC: Bayerische Landesbank, 1.60%, 09/04/08	2,465
2,905	Series C-10, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.60%, 09/05/08	2,905
2,950	Series C-12, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.90%, 09/04/08	2,950
2,300	California State Department of Water Resources, Power Supply, P-Float, Series 1201R, Rev., VRDO, MBIA-IBC, 1.82%, 09/06/08	2,300
	California Statewide Communities Development Authority,
555	COP, VRDO, LOC: Union Bank of California, 1.85%, 09/03/08	555
2,800	Series J, Rev., VRDO, 1.60%, 09/03/08	2,800
8,630	Series ROCS-RR-II-R-772CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.96%, 09/04/08	8,630
2,100	Series ROCS-RR-II-R-828CE, Rev., VRDO, LIQ: Citigroup Financial Products, 2.06%, 09/04/08	2,100
16,400	Series ROCS-RR-II-R-10248CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.83%, 09/04/08	16,400
26,730	Series ROCS-RR-II-R-13055CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.91%, 09/04/08	26,730
1,000	California Statewide Communities Development Authority, Amern Baptist Homes West, Rev., VRDO, LOC: Lasalle Bank N.A., 1.60%, 09/04/08	1,000
2,200	California Statewide Communities Development Authority, Chabad of California, Rev., VRDO, LOC: Comercia Bank, 1.57%, 09/04/08	2,200
2,000	California Statewide Communities Development Authority, Del Mesa Farms Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank, N.A., 1.95%, 09/04/08	2,000
1,375	California Statewide Communities Development Authority, Foxwood Apartments, Series J, Rev., VRDO, LOC: Wells Fargo Bank, N.A., 1.39%, 09/04/08	1,375
1,000	California Statewide Communities Development Authority, Goodwill of Santa Cruz, Rev., VRDO, LOC: Wells Fargo Bank, N.A., 1.57%, 09/04/08	1,000
650	California Statewide Communities Development Authority, IDR, EVAPCO Project, Series K, Rev., VRDO, LOC: Bank of America, N.A., 1.85%, 09/03/08	650
1,200	California Statewide Communities Development Authority, IDR, Flambeau Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.85%, 09/03/08	1,200
1,320	California Statewide Communities Development Authority, IDR, Kennerly Project, Series A, Rev., VRDO, LOC: California State Teachers Retirement, 1.85%, 09/03/08	1,320
1,000	California Statewide Communities Development Authority, IDR, LeSaint Project, Series B, Rev., VRDO, LOC: PNC Bank N.A., 1.85%, 09/03/08	1,000
1,480	California Statewide Communities Development Authority, IDR, Packaging Innovation Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.85%, 09/03/08	1,480
	California Statewide Communities Development Authority, Kaiser Permanente,
3,700	Series A, Rev., VRDO, 1.60%, 09/03/08	3,700
1,000	Series B, Rev., VRDO, 1.60%, 09/03/08	1,000
15,000	Series M, Rev., VRDO, 1.60%, 09/03/08	15,000
	California Statewide Communities Development Authority, MERLOTS,
23,995	Series C39, Rev., VRDO, FNMA, 2.00%, 09/03/08	23,995
18,395	Series G-01, Rev., VRDO, LIQ: Wachovia Bank N.A., 2.00%, 09/03/08	18,395
1,200	California Statewide Communities Development Authority, Motion Picture and TV Fund, Series A, Rev., VRDO, LOC: BNP Paribas, 1.55%, 09/02/08	1,200
1,150	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Bank of America N.A., 1.75%, 09/04/08	1,150
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 1.66%, 09/04/08	2,000
110	Carlsbad Unified School District, School Facilities Bridge Funding Project, COP, VRDO, FSA, 3.00%, 09/04/08	110
2,945	City & County of San Francisco, Multi-Family Housing, Series 34G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 1.85%, 09/04/08	2,945
2,105	City of Fresno, Trinity Health Credit, Series C, Rev., VRDO, 1.70%, 09/05/08	2,105
6,500	City of Glendale, Hospital, Series 2415, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	6,500

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 09/04/08	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.73%, 09/04/08	3,600
975	City of Livermore, Multi-Family Housing, Diablo Vista Apartments, Rev., VRDO, FNMA, 1.75%, 09/03/08	975
520	City of Los Angeles, Loyola High School, Series A, COP, VRDO, LOC: Allied Irish Bank plc, 1.67%, 09/04/08	520
4,000	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/04/08	4,000
1,870	City of Los Angeles, Wastewater System, Series ROCS-RR-II-R-10270, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 1.90%, 09/04/08	1,870
1,000	City of Modesto, Multi-Family Housing, Live Oak Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/03/08	1,000
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.75%, 09/03/08	3,000
1,800	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 1.75%, 09/04/08	1,800
1,530	City of Pomona, COP, VRDO, LOC: HSH Nordbank AG, 1.35%, 09/03/08	1,530
800	City of San Leandro, Multi-Family Housing, Parkside, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/03/08	800
2,000	Colton Redevelopment Agency, Series 1985-A, Rev., VRDO, LOC: Coastal Federal Bank, 1.55%, 09/02/08	2,000
4,610	Contra Costa Community College District, Series ROCS-RR-II-R-548X, GO, VRDO, FSA, LIQ: Citibank N.A., 1.91%, 09/04/08	4,610
2,200	County of Contra Costa, Multi-Family Housing, Pleasant Hill Bart Transit, Series A, GO, VRDO, FSA, LOC: Bank of America N.A., 1.81%, 09/04/08	2,200
20,145	Deutsche Bank Spears/Lifers Trust Various States, Series DB-422, GO, VRDO, FSA, MBIA, AMBAC, FGIC, LIQ: Deutsche Bank AG, 1.82%, 09/05/08	20,145
8,765	East Bay Municipal Utility District, Sub Series C, Rev., VRDO, 1.57%, 09/03/08	8,765
8,500	Eastern Municipal Water District, Series A, COP, VRDO, 1.63%, 09/04/08	8,500
8,350	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 1.82%, 09/04/08	8,350
10,670	Eclipse Funding Trust, Solar Eclipse, San Mateo, Series 2006-0052, VRDO, Tax Allocation, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.82%, 09/04/08	10,670
7,220	Eclipse Funding Trust, Solar Eclipse, Santa Cruz, Series 2006-003, VRDO, Tax Allocation, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.82%, 09/04/08	7,220
10,000	Golden State Tobacco Securitization Corp., Series 2259, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	10,000
4,380	Hacienda La Puente Unified School District, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 1.82%, 09/05/08	4,380
5,100	Hayward Housing Authority, Multi-Family Housing, Barrington Hills, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.75%, 09/03/08	5,100
570	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 1.90%, 09/03/08	570
7,080	Long Beach Bond Finance Authority, Series 2143, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	7,080
1,070	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 1.55%, 09/05/08	1,070
1,720	Los Angeles Community Redevelopment Agency, Promenade Towers Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.42%, 09/02/08	1,720
5,750	Los Angeles Community Redevelopment Agency, Second & Central Apartments Project, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 1.90%, 09/03/08	5,750
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 1.73%, 09/04/08	5,440
3,740	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.42%, 09/04/08	3,740
1,675	Los Angeles County IDA, Goldberg & Solovy Foods Project, Rev., VRDO, LOC: Union Bank of California N.A., 3.00%, 09/02/08	1,675
6,250	Los Angeles Harbor Department, Series PT-3896, Rev., VRDO, FSA-CR, AMBAC, 2.04%, 09/05/08	6,250

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
2,800	Los Angeles Unified School District, Series PT-1179, GO, VRDO, MBIA, LIQ: Merrill Lynch Capital Services, 1.82%, 09/06/08	2,800
9,000	Los Angeles Unified School District, Administration Building Project, Series A, GO, VRDO, LOC: Bank of America N.A., 1.70%, 09/03/08	9,000
22,525	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LOC: Bank of America N.A., LIQ: Bank of America N.A., 1.90%, 09/04/08	22,525
	Metropolitan Water District of Southern California,
3,250	Series C, Rev., VRDO, 1.60%, 09/04/08	3,250
4,040	Series C-3, Rev., VRDO, 1.48%, 09/04/08	4,040
5,000	Northern California Gas Authority No. 1, Series 1817, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.90%, 09/04/08	5,000
985	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 1.70%, 09/03/08	985
900	Orange County, Harbor Pointe, Series D, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.73%, 09/04/08	900
2,200	Orange County, WLCO LF, Series G1, Rev., VRDO, FNMA, LIQ: FNMA, 1.73%, 09/04/08	2,200
6,875	Pasadena Public Financing Authority, Rose Bowl Refinancing & Improvement, Rev., VRDO, LOC: Citibank N.A., 1.35%, 09/05/08	6,875
	Puttable Floating Option Tax-Exempt Receipts,
5,000	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.10%, 09/05/08	5,000
10,215	Series PT-4066, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.82%, 09/05/08	10,215
8,395	Series PT-4267, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 1.96%, 09/05/08	8,395
14,170	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.91%, 09/04/08	14,170
14,000	RBC Municipal Products, Inc., Series 2008 E-5, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 1.84%, 09/04/08	14,000
2,820	Reset Optional Certificates Trust II, San Mateo, Series 2ROCS-RR-II-R-647WFZ, GO, VRDO, MBIA, LIQ: Wells Fargo Bank, N.A., 1.83%, 09/04/08	2,820
	Riverside County, Public Facilities,
2,000	Series A, COP, VRDO, ACES, LOC: State Street Bank & Trust Co., 1.58%, 09/02/08	2,000
2,400	Series B, COP, VRDO, ACES, LOC: State Street Bank & Trust Co., 1.52%, 09/03/08	2,400
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 1.73%, 09/04/08	4,000
2,890	Sacramento County Housing Authority, Multi-Family Housing, Sierra Sunrise Senior Apartments, Series D, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/04/08	2,890
2,500	Sacramento County Housing Authority, Multi-Family Housing, Stonebridge Apartments, Series D, Rev., VRDO, 1.90%, 09/04/08	2,500
3,020	San Bernardino County Housing Authority, Multi-Family Housing, Montclair Heritage, Series A, Rev., VRDO, LOC: California Federal Bank, 1.63%, 09/04/08	3,020
2,200	San Bernardino County Housing Authority, Multi-Family Housing, Rosewood Apartments, Series A, Rev., VRDO, FNMA, 1.73%, 09/04/08	2,200
800	San Bernardino County Housing Authority, Multi-Family Housing, Somerset Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 1.73%, 09/04/08	800
1,860	San Bernardino County, IDA, W&H Voortman, Rev., VRDO, LOC: California State Teachers Retirement, 1.85%, 09/03/08	1,860
5,165	San Diego County Water Authority, MERLOTS, Series D183, Rev., VRDO, FSA, 2.05%, 09/03/08	5,165
5,000	San Diego Unified School District, Series 964-D, GO, VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.01%, 09/04/08	5,000
3,580	San Francisco City & County Housing Authority, Multi-Family Housing, Valencia Gardens, Rev., VRDO, LOC: Citibank N.A., 1.79%, 09/05/08	3,580
6,750	San Francisco Public Utilities, Series 1259-X, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.31%, 09/04/08	6,750
6,810	San Joaquin Hills Transportation Corridor Agency, Series 2330, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.81%, 09/04/08	6,810
5,500	San Jose Financing Authority, Hayes Mansion, Series C, Rev., VRDO, LOC: Bank of Nova Scotia, 1.56%, 09/03/08	5,500
6,065	San Luis Obispo County Financing Authority, Series RR-II-R-12015, Rev., VRDO, BHAC-CR MBIA, LIQ: Citibank, N.A., 1.82%, 09/04/08	6,065

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
1,000	San Mateo County Board of Education, Series A, COP, VRDO, LOC: Allied Irish Bank plc, 1.90%, 09/04/08	1,000
300	Santa Ana Unified School District, COP, VRDO, LOC: BNP Paribas, 1.60%, 09/03/08	300
1,325	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 1.59%, 09/04/08	1,325
4,284	Santa Clara County Housing Authority, Willows Apartments, Series A, Rev., VRDO, LOC: Union Bank of California N.A., 1.84%, 09/03/08	4,284
2,900	Santa Clara County, El Camino Hospital District, VY Medical Center Project, Series B, Rev., VRDO, ACES, LOC: State Street Bank & Trust Co., 1.58%, 09/02/08	2,900
12,300	Santa Clara County, Multi-Family Housing, Medical Center Project, Series 123G, Rev., VRDO, LIQ: Goldman Sachs Special Situation, 1.88%, 09/04/08	12,300
8,150	Santa Clara Valley Transportation Authority, Measure A, Series D, Rev., VRDO, 1.65%, 09/04/08	8,150
4,100	Santa Cruz County Housing Authority, Paloma Del Mar Apartments, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.67%, 09/03/08	4,100
4,100	Simi Valley School Financing Authority, Series 2316, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.06%, 09/04/08	4,100
2,900	South Placer Wastewater Authority, Series B, GO, VRDO, LOC: State Street Bank & Trust Co., 1.60%, 09/04/08	2,900
	State of California,
15,715	Series A, Sub Series A-2, GO, VRDO, LOC: Calyon Bank, 1.68%, 09/03/08	15,715
7,170	Series A, Sub Series A-3, GO, VRDO, LOC: Bank of America N.A., 1.54%, 09/03/08	7,170
8,450	Series B, Sub Series B-1, GO, VRDO, LOC: Bank of America N.A., 1.50%, 09/03/08	8,450
2,665	Series B, Sub Series B-2, GO, VRDO, LOC: Societe Generale, 1.35%, 09/05/08	2,665
6,600	Series C-2, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.58%, 09/04/08	6,600
13,300	Series C-4, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.58%, 09/04/08	13,300
4,435	Series ROCS-RR-II-R-3049, Rev., VRDO, AMBAC, FSA, LIQ: Citigroup Financial Products, 2.14%, 09/04/08	4,435
12,700	State of California, EAGLE, Series 2006-62, Class A, GO, VRDO, BHAC-CR, AMBAC, LIQ: Bayerische Landesbank, 1.82%, 09/04/08	12,700
5,600	State of California, Kindergarten/University, Series B-4, GO, VRDO, LOC: Citibank N.A., 1.40%, 09/04/08	5,600
13,725	State of California, MERLOTS, Series B-45, GO, VRDO, 1.90%, 09/03/08	13,725
	State of California, Municipal Securities Trust Receipts,
370	Series SGA-7, GO, VRDO, FSA, 2.25%, 09/03/08	370
13,350	Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 1.88%, 09/04/08	13,350
3,900	Town of Windsor, Multi-Family Housing, Oakmont at Windsor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/04/08	3,900
1,300	Triunfo County Sanitation District, Rev., VRDO, LOC: BNP Paribas, 1.78%, 09/03/08	1,300
	University of California,
2,165	Series 1198, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.81%, 09/04/08	2,165
5,380	Series ROCS-RR-II-R-11253, Rev., VRDO, BHAC-CR, FSA-CR, FGIC, LIQ: Citibank N.A., 1.82%, 09/04/08	5,380
4,800	Vallejo Housing Authority, Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/03/08	4,800
7,000	Wells Fargo Stage Trust, Series 2008-7C, Rev., VRDO, MBIA, 1.88%, 09/04/08	7,000
		840,133
	Puerto Rico — 7.6%
21,230	Deutsche Bank Spears/Lifers Trust Various States, Series DB-344, Rev., VRDO, MBIA, AMBAC, LIQ: Deutsche Bank AG, 1.84%, 09/05/08	21,230
10,000	DFA Municipal Trust, Series 01, Rev., VRDO, LIQ: Depfa Bank plc, 1.89%, 09/04/08	10,000
25,220	Puerto Rico Public Finance Corp., Series 705 D, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Dean Witter, 1.85%, 09/04/08	25,220
23,715	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	23,715
		80,165
	Total Weekly Demand Notes (Cost $920,298)	920,298

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

SECURITY DESCRIPTION	VALUE($)
Total Investments — 99.8% (Cost $1,049,603)*	1,049,603
Other Assets in Excess of Liabilities — 0.2%	1,906
NET ASSETS — 100.0%	$1,051,509

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.3% (n)
	Michigan — 4.3%
3,500	Michigan State Housing Development Authority, 1.70%, 10/15/08	3,500
3,500	State Building Authority of Michigan, 1.60%, 11/06/08	3,500
	Total Commercial Paper (Cost $7,000)	7,000
Daily Demand Notes — 12.0%
	Michigan — 12.0%
1,240	Michigan State Hospital Finance Authority, Trinity Health Credit, Series F, Rev., VRDO, 2.60%, 09/02/08	1,240
1,175	Michigan State Housing Development Authority, Series A, Rev., VRDO, FSA, 2.94%, 09/02/08	1,175
1,200	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., LOC: FHLB, 2.65%, 09/02/08	1,200
610	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, FSA , 2.94%, 09/02/08	610
1,555	Michigan State University, Series A, Rev., VRDO, 2.30%, 09/02/08	1,555
6,690	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 2.80%, 09/02/08	6,690
2,470	Michigan Strategic Fund, Henry Ford Museum Village Project, Rev., VRDO, LOC: Comerica Bank, 2.40%, 09/02/08	2,470
1,150	University of Michigan, Series A, Rev., VRDO, 2.12%, 09/02/08	1,150
	University of Michigan, Hospital,
1,665	Series A, Rev., VRDO, 2.55%, 09/02/08	1,665
100	Series A-2, Rev., VRDO, 2.55%, 09/02/08	100
1,480	University of Michigan, Medical Services Plan, Series A-1, Rev., VRDO, 2.55%, 09/02/08	1,480
	Total Daily Demand Notes (Cost $19,335)	19,335
Municipal Bonds — 2.8%
	Michigan — 2.8%
1,000	Michigan Municipal Bond Authority, Series A-2, Rev., LOC: Dexia Credit Local, 3.00%, 08/20/09	1,012
560	Michigan Municipal Bond Authority, Clean Water Revolving Fund, Rev., 5.25%, 10/01/08	561
3,000	State of Michigan, Series A, GO, LOC: Depfa Bank plc, 4.00%, 09/30/08	3,003
	Total Municipal Bonds (Cost $4,576)	4,576
Weekly Demand Notes — 80.5%
	Michigan — 78.5%
	ABN AMRO Munitops Certificate Trust,
920	Series 2004-2, Rev., VRDO, AMT, GNMA COLL, 2.02%, 09/04/08	920
3,295	Series 2006-1, Rev., VRDO, AMT, GNMA COLL, 2.02%, 09/04/08 (m)	3,295
1,220	ABN AMRO Munitops Certificate Trust, Non-AMT Trust Certificates, Series 2005-33, Rev., VRDO, AMBAC, 4.00%, 09/04/08	1,220
1,500	Austin Trust, Various States, Series 2008-1096, GO, VRDO, MBIA, Q-SBLF, LIQ: Bank of America N.A., 2.24%, 09/04/08	1,500
4,900	City of Detroit Sewerage Disposal, Series 2780, Rev., VRDO, BHAC, FGIC, LIQ: Morgan Stanley Municipal Funding, 1.87%, 09/04/08	4,900
585	City of Detroit, EDC, Waterfront Reclamation, Series A, Rev., VRDO, LOC: Deutsche Bank A.G., 1.90%, 09/02/08	585
650	City of Detroit, Sewer Disposal, Senior Lien, Series C-1, Rev., VRDO, FSA, 3.00%, 09/04/08	650
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 2.15%, 09/04/08	1,000
1,465	City of Lowell, Limited Obligation, IDR, Litehouse, Inc. Project, Rev., VRDO, LOC: Fifth Third Bank, 2.05%, 09/04/08	1,465
2,865	Dearborn EDC, Henry Ford Village, Rev., VRDO, LOC: Comerica Bank, 1.90%, 09/02/08	2,865
3,990	Dearborn School District, Series P-FLOATS-PT-2641, GO, VRDO, FSA, Q-SBLF, LIQ: Merrill Lynch Capital Services, 1.84%, 09/05/08	3,990
1,960	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-516, GO, VRDO, LIQ: Deutsche Bank A.G., 1.88%, 09/04/08	1,960
2,000	Eclipse Funding Trust, Solar Eclipse, Detroit, Series 2006-0001, GO, VRDO, FSA, Q-SBLF, LIQ: U.S. Bank NA, LOC: U.S. Bank N.A., 1.86%, 09/04/08	2,000
410	Hartland Consolidated School District, Series 1204, GO, VRDO, Q-SBLF, LIQ: Morgan Stanley Municipal Funding, 1.84%, 09/04/08	410

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	Value($)
Weekly Demand Notes — Continued
	Michigan — Continued
2,555	Jackson County EDC, Industrial Steel Treating Co. Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/02/08	2,555
1,755	Michigan Public Educational Facilities Authority, Academy Woods Project, Rev., VRDO, LOC: Fifth Third Bank, 2.29%, 09/05/08	1,755
348	Michigan State Building Authority, Floater Certificates, Series 907, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08	348
	Michigan State Housing Development Authority,
3,000	Series B, Rev., AMT, 2.13%, 09/02/08	3,000
7,000	Series B, Rev., VRDO, AMT, 2.13%, 09/03/08	7,000
705	Series C, Rev., FSA, LIQ: Dexia Credit Local, 1.85%, 09/05/08	705
900	Series C, Rev., 1.93%, 09/03/08	900
4,490	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/04/08	4,490
2,975	Michigan State Housing Development Authority, Multi-Family Housing, Sand Creek Apartments, Series I-A, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	2,975
4,125	Michigan State Housing Development Authority, Multi-Family Housing, Sand Creek II Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	4,125
2,870	Michigan State Housing Development Authority, Multi-Family Housing, Teal Run, Series A, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	2,870
1,280	Michigan State Housing Development Authority, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/04/08	1,280
	Michigan State University,
1,810	Series 2000-A, Rev., VRDO, 1.93%, 09/03/08	1,810
265	Series B, Rev., VRDO, 1.75%, 09/03/08	265
995	Michigan Strategic Fund, Atmosphere Heat Treating Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	995
700	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Rev., VRDO, LOC: Lasalle Bank Midwest, 2.12%, 09/03/08	700
1,000	Michigan Strategic Fund, Consumers Energy Co. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.90%, 09/03/08	1,000
915	Michigan Strategic Fund, Custom Profile, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 2.05%, 09/04/08	915
4,170	Michigan Strategic Fund, Dawnbreakers LLC Project, Rev., VRDO, LOC: Fifth Third Bank, 2.29%, 09/04/08	4,170
370	Michigan Strategic Fund, E&L Meat Project, Rev., VRDO, LOC: Fifth Third Bank, 2.29%, 09/05/08	370
385	Michigan Strategic Fund, Ferris Coffee & Nut Co. Project, Rev., VRDO, LOC: Old Kent Bank, 2.05%, 09/02/08	385
1,195	Michigan Strategic Fund, Form Acquisition Project, Rev., VRDO, LOC: First Union National Bank, 2.17%, 09/04/08	1,195
1,855	Michigan Strategic Fund, Geskus Photography, Inc. Project, Rev., VRDO, LOC: Wachovia Bank N.A., 2.05%, 09/03/08	1,855
843	Michigan Strategic Fund, Grayling Generating Project, Rev., VRDO, LOC: Barclays Bank, New York, 1.90%, 09/03/08	843
900	Michigan Strategic Fund, Imperial Metal Products Co. Project, Rev., VRDO, LOC: Fifth Third Bank, 2.29%, 09/04/08	900
1,200	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 2.15%, 09/04/08	1,200
1,170	Michigan Strategic Fund, Millenium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	1,170
840	Michigan Strategic Fund, Pyper Products Corp. Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	840
1,800	Michigan Strategic Fund, Quincy Strategic, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/02/08	1,800
2,355	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VRDO, LOC: Firstar Bank N.A., 2.05%, 09/04/08	2,355
925	Michigan Strategic Fund, Saginaw Products Corp. Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	925
1,820	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.00%, 09/04/08	1,820
2,220	Michigan Strategic Fund, White Hall Products LLC Project, Rev., VRDO, LOC: Fifth Third Bank, 2.29%, 09/04/08	2,220

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	Value($)
Weekly Demand Notes — Continued
	Michigan — Continued
1,750	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 1.75%, 09/02/08	1,750
1,545	Munitops II, Series 2007-58, Rev., VRDO, GNMA COLL, 2.02%, 09/04/08	1,545
570	Oakland County EDC, IBC North America, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	570
2,500	Oakland County EDC, V&M Corp. Project, Rev., VRDO, LOC: Standard Federal Bank, 2.13%, 09/03/08	2,500
	RBC Municipal Products, Inc. Trust, Floater Certificates,
7,000	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 2.09%, 09/04/08	7,000
4,700	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 2.09%, 09/04/08	4,700
	State of Michigan,
5,375	Series 530, Rev., VRDO, MBIA, LIQ: Morgan Stanley Dean Witter, 2.34%, 09/04/08	5,375
1,030	Series PT-2754, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 1.85%, 09/05/08	1,030
	Wayne County Airport Authority,
1,000	Series 2767-X, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.01%, 09/04/08	1,000
6,500	Series MT-115, Rev., VRDO, BHAC, MBIA, LIQ: Svenska Handelsbanken, 1.90%, 09/04/08	6,500
375	Series ROCS-RR-II-R-12055, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 1.95%, 09/04/08	375
5,735	Western Michigan University, Series 2630, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.09%, 09/04/08	5,735
2,220	Whitmore Lake Public School District, Series ROCS-RR-II-R-4515, GO, VRDO, Q-SBLF, LIQ: Citigroup Financial Products, 1.73%, 09/04/08	2,220
		126,796
	Puerto Rico — 2.0%
3,310	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	3,310
	Total Weekly Demand Notes (Cost $130,106)	130,106
	Total Investments — 99.6% (Cost $161,017)*	161,017
	Other Assets in Excess of Liabilities — 0.4%	633
	NET ASSETS — 100.0%	$161,650

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.1%
	New York — 4.1%
	Metropolitan Transportation Authority,
20,000	1.40%, 09/04/08	20,000
20,000	1.45%, 09/09/08	20,000
10,000	1.48%, 09/05/08	10,000
25,000	1.70%, 09/10/08	25,000
13,090	Port Authority of New York & New Jersey, 1.99%, 09/04/08 (i)	13,090
	Total Commercial Paper (Cost $88,090)	88,090
Daily Demand Notes — 12.0%
	New York — 12.0%
8,350	Albany Industrial Development Agency, Civic Facilities, St. Rose, Series A, Rev., VRDO, MBIA, LOC: Bank of America N.A., 2.30%, 09/02/08	8,350
150	Long Island Power Authority, Electric Systems, Series 2, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 2.30%, 09/02/08	150
600	Metropolitan Transportation Authority, Subseries G-2, Rev., VRDO, LOC: BNP Paribas, 2.50%, 09/02/08	600
	New York City,
800	Subseries A-4, GO, VRDO, LOC: Bayerische Landesbank, 2.25%, 09/02/08	800
290	Subseries A-6, GO, VRDO, FSA, 2.25%, 09/02/08	290
9,945	Subseries E-2, GO, VRDO, LOC: Bank of America N.A., 2.30%, 09/02/08	9,945
3,300	Subseries E-4, GO, VRDO, LOC: Fortis Bank S.A./N.V., 2.45%, 09/02/08	3,300
1,000	Subseries E-4, GO, VRDO, LOC: Fortis Bank S.A./N.V., 2.45%, 09/02/08	1,000
830	Subseries H-1, GO, VRDO, LOC: Bank of New York, 2.25%, 09/02/08	830
255	Subseries H-1, GO, VRDO, LOC: Dexia Credit Local, 2.30%, 09/02/08	255
1,585	Subseries H-7, GO, VRDO, LOC: KBC Bank N.V., 2.35%, 09/02/08	1,585
10,700	Subseries J-4, GO, VRDO, 2.30%, 09/02/08	10,700
3,785	Subseries J-5, GO, VRDO, 2.50%, 09/02/08	3,785
15,890	Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 2.30%, 09/02/08	15,890
200	Subseries J-8, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 2.55%, 09/02/08	200
1,200	Subseries L-5, GO, VRDO, 2.50%, 09/02/08	1,200
5,125	Series H, Subseries H-3, GO, VRDO, FSA, 2.50%, 09/02/08	5,125
100	Series I, Subseries I-5, GO, VRDO, LOC: CA Public Employee Retirement, 2.45%, 09/02/08	100
2,500	Series I, Subseries I-6, GO, VRDO, LOC: California State Teachers Retirement, 2.45%, 09/02/08	2,500
43,800	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank of America N.A., 2.30%, 09/02/08	43,800
	New York City Municipal Water Finance Authority,
18,000	Subseries B-3, Rev., VRDO, 2.30%, 09/02/08	18,000
6,900	Subseries C-1, Rev., VRDO, 2.30%, 09/02/08	6,900
7,050	Subseries C-3, Rev., VRDO, 2.50%, 09/02/08	7,050
19,645	Series F, Subseries F-2, Rev., VRDO, 2.30%, 09/02/08	19,645
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
500	Series 2008-BB-1, Rev., VRDO, 2.30%, 09/02/08	500
14,095	Series AA-1, Rev., VRDO, 2.45%, 09/02/08	14,095
18,750	Series AA-2, Rev., VRDO, 2.30%, 09/02/08	18,750
11,735	Series BB-1, Rev., VRDO, 2.14%, 09/02/08	11,735
25,620	Series CC-1, Rev., VRDO, 2.30%, 09/02/08	25,620
7,300	New York City Transitional Finance Authority, Rev., VRDO, LIQ: Dexia Credit Local, 2.25%, 09/02/08	7,300
	New York City Transitional Finance Authority, Future Tax Secured,
600	Subseries C-4, Rev., VRDO, 2.30%, 09/02/08	600
235	Subseries C-5, Rev., VRDO, 2.50%, 09/02/08	235
900	Series B, Rev., VRDO, 2.25%, 09/02/08	900
10,830	Series C, Rev., VRDO, 2.50%, 09/02/08	10,830
1,100	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 2.50%, 09/02/08	1,100
1,400	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 2.50%, 09/02/08	1,400
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 2.45%, 09/02/08	1,055

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — Continued
	New York — Continued
785	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 2.30%, 09/02/08	785
	Total Daily Demand Notes (Cost $256,905)	256,905
Municipal Bonds — 9.7%
	New York — 9.7%
5,127	Amherst Central School District, GO, BAN, 2.50%, 08/05/09	5,151
	Board of Cooperative Educational Services First Supervisory District, Suffolk County,
4,500	RAN, 2.50%, 03/04/09	4,507
5,300	RAN, 3.00%, 06/30/09	5,334
	Board of Cooperative Educational Services for the Sole Supervisory District,
9,900	RAN, 2.75%, 06/26/09	9,942
8,500	RAN, 2.75%, 08/14/09	8,546
5,500	RAN, 3.00%, 06/30/09	5,541
8,000	Central Square School District, GO, BAN, 3.00%, 07/10/09	8,062
7,500	Chenango Valley Central School District, GO, RAN, 3.00%, 06/26/09	7,555
9,050	Clarence Central School District, GO, TAN, 2.75%, 06/25/09	9,095
3,400	Corning Community College, GO, RAN, 2.75%, 08/21/09	3,418
8,540	Dalton-Nunda Central School District, GO, BAN, 2.75%, 06/25/09	8,578
7,500	Gouveneur Central School District, GO, BAN, 2.75%, 08/14/09	7,541
5,000	Kingston City School District, BAN, 2.75%, 06/26/09	5,023
5,700	Le Roy Central School District, GO, BAN, 3.00%, 06/26/09	5,743
9,210	Morrisville-Eaton Central School District, GO, BAN, 3.00%, 07/09/09	9,272
	Nassau County, Improvement,
6,000	Series Z, GO, FGIC, 5.00%, 09/01/12 (p)	6,120
5,730	Series Z, GO, FGIC, 5.00%, 09/01/13 (p)	5,845
7,590	New York State Thruway Authority, Series A, Rev., MBIA, 5.00%, 04/01/09	7,733
16,535	New York State Thruway Authority, Bridge Service Contract, Rev., 4.00%, 04/01/09	16,696
	New York State Thruway Authority, Local Highway & Bridge,
4,750	Rev., MBIA, 5.63%, 04/01/09 (p)	4,908
9,000	Rev., MBIA, 5.75%, 04/01/09 (p)	9,279
	New York State Urban Development Corp., Correctional Facilities Services Contract,
2,000	Series B, Rev., AMBAC, 5.25%, 01/01/09 (p)	2,034
8,000	Series C, Rev., AMBAC, 5.88%, 01/01/09 (p)	8,153
2,120	New York State Urban Development Corp., Refunded Balance, Correctional Facilities, Series B, Rev., 5.00%, 01/01/09 (p)	2,154
4,950	Oneonta City School District, Series B, BAN, 2.75%, 07/15/09	4,973
7,742	Salamanca City School District, GO, BAN, 3.00%, 06/26/09	7,793
4,995	Triborough Bridge & Tunnel Authority, Series PA-665, Rev., 1.83%, 01/01/17	4,995
7,000	Wallkill Central School District, GO, BAN, 2.75%, 08/14/09	7,042
11,000	Waterloo Central School District, GO, BAN, 2.75%, 08/28/09	11,059
3,000	Wayne-Finger Lakes Board of Cooperative Educational Services, RAN, 3.00%, 06/29/09	3,022
3,605	Wyanantskill Union Free School District, GO, BAN, 3.00%, 07/17/09	3,630
	Total Municipal Bonds (Cost $208,744)	208,744
Weekly Demand Notes — 73.4%
	New York — 70.6%
2,445	ABN AMRO Munitops Certificate Trust, Series 2004-46, Rev., VRDO, FSA, 1.92%, 09/04/08	2,445
	ABN AMRO Munitops Certificate Trust, Non-AMT Trust Certificates,
8,985	Series 2004-33, Rev., VRDO, AMBAC, 2.24%, 09/04/08 (m)	8,985
6,165	Series 2006-32, Rev., VRDO, MBIA-IBC, 2.24%, 09/04/08 (m)	6,165
8,320	Albany County Airport Authority, Series A, Rev., VRDO, AMT, LOC: Bank of America N.A., 1.89%, 09/04/08	8,320
285	Albany Industrial Development Agency, Newkirk Productions, Inc. Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 1.98%, 09/02/08	285

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Austin Trust Various States,
5,950	Series 2008-1064, GO, VRDO, LIQ: Bank of America N.A., 1.81%, 09/04/08	5,950
4,000	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 1.86%, 09/04/08	4,000
4,750	Series 2008-3006X, Rev., VRDO, MBIA, LIQ: Bank of America N.A., 2.24%, 09/04/08	4,750
1,400	Dutchess County IDA, Marist College, Series A, Rev., VRDO, LOC: Bank of New York, 1.55%, 09/02/08	1,400
	Dutchess County IDA, Marist College Civic Facilities,
8,430	Series A, Rev., VRDO, LOC: Bank of New York, 1.55%, 09/02/08	8,430
13,795	Series A, Rev., VRDO, LOC: Keybank N.A., 1.55%, 09/04/08	13,795
3,300	EAGLE Tax-Exempt Trust, Partner Certificate, Series 2001-3202, Class A, Rev., VRDO, LIQ: Citibank N.A., 1.73%, 09/04/08	3,300
9,735	Eclipse Funding Trust, Solar Eclipse, Series 2006-0117, Rev., VRDO, FSA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08	9,735
230	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08	230
2,470	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08	2,470
8,200	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0029, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08	8,200
2,035	Franklin County IDA, Trudeau Institute Project, Rev., VRDO, LOC: Fleet National Bank, 1.83%, 09/03/08	2,035
500	Guilderland IDA, Northeastern Industrial Park, Series A, Rev., VRDO, LOC: Fleet Bank of New York, 1.83%, 09/02/08	500
1,505	Haverstraw-Stony Point Central School District, MERLOTS, Series D26, GO, VRDO, 2.22%, 09/03/08	1,505
12,425	Hempstead Town IDA, Series 2007-300, Rev., VRDO, 1.86%, 09/04/08	12,425
	Long Island Power Authority, Electric Systems,
300	Series D, Rev., VRDO, FSA, 2.65%, 09/03/08	300
8,650	Series G, Rev., VRDO, FSA, 2.07%, 09/03/08	8,650
300	Series H, Rev., VRDO, FSA, 3.15%, 09/03/08	300
	Metropolitan Transportation Authority,
4,600	Sub Series E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 1.68%, 09/03/08	4,600
761	Series 823D, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.07%, 09/04/08	761
35,495	Series B, Rev., VRDO, FSA, 1.95%, 09/03/08	35,495
6,090	Series D-2, Rev., VRDO, FSA, 1.93%, 09/03/08	6,090
5,405	Series PA-1105, Rev., VRDO, 1.90%, 09/05/08	5,405
8,320	Series ROCS-RR-II-R-10266, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.86%, 09/04/08	8,320
4,060	Series ROCS-RR-II-R-10290, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 2.18%, 09/04/08	4,060
11,440	Monroe County IDA, Rochester Institute Project, Series A, Rev., VRDO, LOC: First Union National Bank, 1.75%, 09/03/08	11,440
6,800	Munitops II , Series 2007-43, Rev., VRDO, 1.81%, 09/04/08	6,800
5,000	Nassau County, Series A, GO, VRDO, LOC: Bank of America, N.A., 1.45%, 09/05/08	5,000
	Nassau County Interim Finance Authority, Sales Tax Secured,
10,000	Series A, Rev., VRDO, 1.70%, 09/02/08	10,000
11,045	Series A, Rev., VRDO, FSA, 1.75%, 09/02/08	11,045
10,000	Series B, Rev., VRDO, 1.70%, 09/02/08	10,000
	Nassau Health Care Corp.,
13,400	Subseries 2004-C1, Rev., VRDO, FSA, 1.98%, 09/03/08	13,400
17,085	Subseries 2004-C2, Rev., VRDO, FSA, 1.88%, 09/05/08	17,085
2,200	Subseries 2004-C3, Rev., VRDO, FSA, 1.88%, 09/03/08	2,200
	New York City,
7,400	Subseries A-2, GO, VRDO, LOC: Bank of America N.A., 1.68%, 09/03/08	7,400
16,500	Subseries A-3, GO, VRDO, LOC: BNP Paribas, 1.73%, 09/03/08	16,500
6,800	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 1.55%, 09/03/08	6,800
5,400	Subseries A-6, GO, VRDO, LOC: Helaba, 1.65%, 09/10/08	5,400
7,550	Subseries A-6, GO, VRDO, LOC: Landesbank Baden-Wuerttemberg, 1.67%, 09/03/08	7,550
22,800	Subseries C-3, GO, VRDO, LOC: BNP Paribas, 1.65%, 09/10/08	22,800
15,750	Subseries C-4, GO, VRDO, LOC: BNP Paribas, 1.67%, 09/10/08	15,750

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
795	Subseries C-5, GO, VRDO, LOC: Bank of New York, 1.67%, 09/10/08	795
3,550	Subseries C-5, GO, VRDO, LOC: Bayerische Landesbank, 1.73%, 09/03/08	3,550
17,550	Subseries D-3, GO, VRDO, 1.45%, 09/05/08	17,550
2,000	Subseries F-3, GO, VRDO, LOC: Royal Bank of Scotland, 1.68%, 09/04/08	2,000
4,000	Subseries G-2, GO, VRDO, LOC: Bank of Nova Scotia, 1.55%, 09/09/08	4,000
3,145	Subseries H-2, GO, VRDO, LOC: Bank of Nova Scotia, 1.55%, 09/09/08	3,145
29,830	Subseries H-2, GO, VRDO, LOC: Bank of New York, 1.68%, 09/03/08	29,830
31,690	Subseries H-3, GO, VRDO, LOC: Bank of New York, 1.65%, 09/11/08	31,690
8,750	Subseries J-11, GO, VRDO, 1.75%, 09/03/08	8,750
8,100	Series B-2, Subseries B-5, GO, VRDO, MBIA, 2.50%, 09/03/08	8,100
2,200	Series F-2, GO, VRDO, LOC: Depfa Bank plc, 1.76%, 09/03/08	2,200
3,800	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 1.73%, 09/03/08	3,800
5,380	Series PT-3823, GO, VRDO, LIQ: Dexia Credit Local, 1.83%, 09/05/08	5,380
	New York City Capital Resources Corp., Loan Enhanced Assistance,
2,125	Series B, Rev., VRDO, LOC: Bank of America N.A., 1.83%, 09/04/08	2,125
6,000	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 1.83%, 09/04/08	6,000
1,900	New York City Housing Development Corp., Mortgage, 55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 1.77%, 09/03/08	1,900
10,000	New York City Housing Development Corp., Multi-Family Housing, 2 Gold Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.75%, 09/03/08	10,000
17,000	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, 1.45%, 02/15/35	17,000
3,400	New York City Housing Development Corp., Multi-Family Housing, 100 Jane Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	3,400
5,000	New York City Housing Development Corp., Multi-Family Housing, 201 Pearl Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.75%, 09/03/08	5,000
4,715	New York City Housing Development Corp., Multi-Family Housing, 1405 Fifth Avenue Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.78%, 09/05/08	4,715
2,970	New York City Housing Development Corp., Multi-Family Housing, Brittany Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	2,970
3,600	New York City Housing Development Corp., Mortgage, Multi-Family Housing, Brookhaven Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/03/08	3,600
5,700	New York City Housing Development Corp., Multi-Family Housing, Carnegie Park, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	5,700
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/03/08	3,200
11,200	New York City Housing Development Corp., Mortgage, Multi-Family Housing, Grace Towers Development, Series A, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/03/08	11,200
200	New York City Housing Development Corp., Multi-Family Housing, Lyric Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	200
1,355	New York City Housing Development Corp., Multi-Family Housing, Marseilles Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.68%, 09/03/08	1,355
7,500	New York City Housing Development Corp., Multi-Family Housing, Mortgage Urban Horizons II, Series A, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/03/08	7,500
4,760	New York City Housing Development Corp., Multi-Family Housing, Mortgage-Odgen Ave. Apartments, Series A, Rev., VRDO, LOC: FNMA, 1.78%, 09/05/08	4,760
2,500	New York City Housing Development Corp., Multi-Family Housing, Mortgage-Odgen Ave. Apartments II, Series A, Rev., VRDO, LOC: Bank of America N.A., 1.90%, 09/03/08	2,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
8,620	New York City Housing Development Corp., Multi-Family Housing, Mortgage-Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/03/08	8,620
2,215	New York City Housing Development Corp., Multi-Family Housing, Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.85%, 09/03/08	2,215
4,900	New York City Housing Development Corp., Multi-Family Housing, Progress of Peoples Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	4,900
300	New York City Housing Development Corp., Multi-Family Housing, Rental Housing, Tribeca Tower, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/03/08	300
6,900	New York City Housing Development Corp., Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	6,900
5,000	New York City Housing Development Corp., Multi-Family Housing, Susan’s Court, Series A, Rev., VRDO, LOC: Citibank N.A., 1.90%, 09/03/08	5,000
8,750	New York City Housing Development Corp., Multi-Family Housing, The Dorado Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.95%, 09/03/08	8,750
4,900	New York City Housing Development Corp., Multi-Family Housing, White Plains Apartments, Series A, Rev., VRDO, LIQ: FHLMC, 1.90%, 09/03/08	4,900
3,300	New York City Housing Development Corp., West 43rd Street Development, Series A, Class A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	3,300
4,470	New York City Housing Development Corp., West 89th Street Development, Series A, Rev., VRDO, LOC: FNMA, 1.85%, 09/10/08	4,470
2,000	New York City Industrial Development Agency, Abraham Joshua Heschel Project, Rev., VRDO, LOC: Allied Irish Bank plc, 1.83%, 09/04/08	2,000
3,015	New York City Industrial Development Agency, Allen Stevenson School, Rev., VRDO, LOC: Allied Irish Bank plc, 1.87%, 09/04/08	3,015
850	New York City Industrial Development Agency, American Society Technion Project, Rev., VRDO, LOC: Allied Irish Bank plc, 1.68%, 09/03/08	850
12,750	New York City Industrial Development Agency, Columbia Grammar & Prep School, Rev., VRDO, LOC: Allied Irish Bank plc, 1.87%, 09/04/08	12,750
9,000	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: Wachovia Bank N.A., 1.80%, 09/02/08	9,000
2,905	New York City Industrial Development Agency, Hewitt School Project, Rev., VRDO, LOC: Allied Irish Bank plc, 1.87%, 09/04/08	2,905
25,800	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 1.55%, 09/04/08	25,800
17,000	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series A, Rev., VRDO, LOC: Bank of America N.A., 1.85%, 09/03/08	17,000
580	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-110, Rev., VRDO, LIQ: Societe Generale, 1.88%, 09/03/08	580
4,800	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 1.81%, 09/04/08	4,800
735	New York City Industrial Development Agency, Plaza Packaging Project, Rev., VRDO, LOC: Bank of New York, 1.85%, 09/02/08	735
	New York City Municipal Water Finance Authority,
5,900	Subseries C-2, Rev., VRDO, 1.70%, 09/04/08	5,900
6,700	Series F, Subseries F-1, Rev., VRDO, 1.55%, 09/10/08	6,700
6,495	Series PA-900, Rev., VRDO, 1.83%, 09/05/08	6,495
19,475	Series PT-2443, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 2.03%, 09/10/08	19,475
17,895	Series ROCS-RR-II-R-385, Rev., VRDO, MBIA, LIQ: Citibank N.A., 2.03%, 09/04/08	17,895
	New York City Transitional Finance Authority,
8,670	Subseries 2-B, Rev., VRDO, LIQ: Dexia Credit Local, 1.83%, 09/03/08	8,670
8,470	Subseries 2-D, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 1.65%, 09/10/08	8,470
2,450	Subseries 2-E, Rev., VRDO, 1.55%, 09/10/08	2,450
4,855	Series ROCS-RR-II-R-4052, Rev., VRDO, LIQ: Citigroup Financial Products, 1.78%, 09/04/08	4,855
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VRDO, 1.70%, 09/03/08	600

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	New York City Transitional Finance Authority, New York City Recovery,
2,600	Series 3, Subseries 3-C, Rev., VRDO, 1.70%, 09/10/08	2,600
4,500	Series 3, Subseries 3-D, Rev., VRDO, 1.70%, 09/10/08	4,500
1,500	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VRDO, LOC: Citibank N.A., 1.68%, 09/03/08	1,500
7,900	New York City, EAGLE, Series 2008-12, Class A, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 1.94%, 09/04/08	7,900
	New York Liberty Development Corp.,
18,640	Series 1451, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.82%, 09/04/08	18,640
51,800	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08	51,799
	New York Local Government Assistance Corp.,
1,050	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.70%, 09/10/08	1,050
4,100	Series D, Rev., VRDO, LOC: Societe Generale, 1.72%, 09/02/08	4,100
10,550	Series F, Rev., VRDO, LOC: Societe Generale, 1.90%, 09/10/08	10,550
8,400	Series G, Rev., VRDO, LOC: Bank of Nova Scotia, 1.66%, 09/10/08	8,400
120	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, GO, MBIA-IBC, 2.04%, 09/10/08	120
13,150	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VRDO, FSA, 2.15%, 09/10/08	13,150
	New York Mortgage Agency, Homeowner Mortgage,
9,650	Series 115, Rev., VRDO, 1.78%, 09/05/08	9,650
2,300	Series 125, Rev., VRDO, AMT, 2.03%, 09/03/08	2,300
	New York State Dormitory Authority,
16,755	Series 1158, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.87%, 09/04/08	16,755
5,412	Series 1322, Rev., VRDO, FHA, LIQ: Morgan Stanley Municipal Funding, 1.87%, 09/04/08	5,412
10,490	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	10,490
3,545	Series PA-449, Rev., VRDO, FSA, 2.45%, 09/10/08	3,545
7,860	Series PT-2240, Rev., VRDO, FSA-CR, 2.45%, 09/05/08	7,860
5,975	Series PT-3638, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 1.83%, 09/05/08	5,975
	New York State Dormitory Authority, Mental Health Services,
26,700	Subseries D-28, Rev., VRDO, FSA, 1.95%, 09/04/08	26,700
400	Subseries D-2E, Rev., VRDO, 1.75%, 09/04/08	400
4,000	Subseries D-2G, Rev., VRDO, 1.73%, 09/02/08	4,000
2,905	Subseries D-2H, Rev., VRDO, 1.75%, 09/04/08	2,905
9,740	Series F-2C, Rev., VRDO, FSA, 2.10%, 09/02/08	9,740
5,805	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VRDO, LIQ: Societe Generale, 1.88%, 09/03/08	5,805
7,000	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 1.65%, 09/04/08	7,000
	New York State Energy Research & Development Authority,
5,100	Subseries C-1, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/03/08	5,100
575	Subseries C-2, Rev., VRDO, LOC: Citibank N.A., 1.85%, 09/03/08	575
13,217	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.82%, 09/04/08	13,217
	New York State Housing Finance Agency,
2,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	2,000
15,505	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	15,505
1,300	Series C, Rev., VRDO, LOC: Dexia Credit Local, 1.78%, 09/03/08	1,300
750	Series D, Rev., VRDO, LOC: State Street Bank & Trust Co., 1.75%, 09/03/08	750
6,300	Series E, Rev., VRDO, LOC: BNP Paribas, 1.75%, 09/03/08	6,300
700	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 09/03/08	700
25,500	New York State Housing Finance Agency, 10 Liberty Street, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.85%, 09/03/08	25,500
	New York State Housing Finance Agency, 101 West End,
1,150	Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	1,150
8,600	Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	8,600

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
10,000	New York State Housing Finance Agency, 125 West 31st Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/10/08	10,000
	New York State Housing Finance Agency, 150 East 44th Street,
3,000	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	3,000
4,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	4,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 1.95%, 09/03/08	2,000
19,500	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.81%, 09/03/08	19,500
	New York State Housing Finance Agency, 345 East 94th Street Housing,
9,400	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.97%, 09/03/08	9,400
13,100	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.97%, 09/10/08	13,100
6,800	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.92%, 09/03/08	6,800
6,050	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	6,050
5,000	New York State Housing Finance Agency, 360 West 43rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	5,000
10,000	New York State Housing Finance Agency, 455 West 37th Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.95%, 09/03/08	10,000
2,700	New York State Housing Finance Agency, 70 Battery Place Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	2,700
10,000	New York State Housing Finance Agency, 900 Eighth Ave., Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.76%, 05/15/35	10,000
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	4,400
3,750	New York State Housing Finance Agency, Chelsea ARMS Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	3,750
1,150	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	1,150
5,800	New York State Housing Finance Agency, Kew Gardens Hills Housing, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	5,800
6,800	New York State Housing Finance Agency, McCarthy Manor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/03/08	6,800
4,600	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.95%, 09/03/08	4,600
3,300	New York State Housing Finance Agency, Normandie Court I Project, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.75%, 09/03/08	3,300
5,055	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.25%, 09/10/08	5,055
3,820	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LOC: FNMA, 1.85%, 09/03/08	3,820
	New York State Housing Finance Agency, Theater Row,
10,000	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.85%, 09/03/08	10,000
3,500	Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.85%, 09/03/08	3,500
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	3,400
9,350	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	9,350
5,000	New York State Housing Finance Agency, Victory Housing, Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.85%, 09/03/08	5,000
6,700	New York State Housing Finance Agency, Warren Knolls Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	6,700
	New York State Housing Finance Agency, West 23rd Street,
8,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	8,800
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	7,700
4,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	4,500

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,830	New York State Housing Finance Agency, West Haverstraw Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	4,830
	New York State Housing Finance Agency, Worth Street,
5,700	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	5,700
	New York State Thruway Authority,
4,165	Series 1194, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 1.92%, 09/04/08	4,165
609	Series 1611, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.02%, 09/04/08	609
20,100	Series ROCS-RR-II-R-12114, Rev., VRDO, FSA , LIQ: Bayerische Landesbank, 1.95%, 09/04/08	20,100
	New York State Urban Development Corp.,
7,815	Series 2008-053, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.84%, 09/04/08	7,815
9,105	Series 2008-054, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.84%, 09/04/08	9,105
4,800	Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 1.89%, 09/04/08	4,800
	New York State Urban Development Corp., State Facilities,
25,985	Series A3A, Rev., VRDO, 1.90%, 09/04/08	25,985
6,500	Series A3B, Rev., VRDO, 1.75%, 09/04/08	6,500
2,685	Oneida County IDA, Rev., VRDO, LOC: NBT Bank N.A., 1.85%, 09/04/08	2,685
6,820	Oneida County IDA, Individual Development, Champion Home, Rev., VRDO, LOC: Credit Suisse, 1.83%, 09/04/08	6,820
1,675	Oneida County IDA, Individual Development, Oriskany, Rev., VRDO, LOC: NBT Bank N.A., 1.85%, 09/04/08	1,675
4,080	Onondaga County IDA, Albany Molecular Research Project, Rev., VRDO, LOC: Fleet National Bank, 2.00%, 09/03/08	4,080
	Onondaga County IDA, Solvay Paperboard Project,
870	Rev., VRDO, LOC: Citibank N.A., 1.80%, 09/03/08	870
2,550	Series A, Rev., VRDO, LOC: Citibank N.A., 1.80%, 09/04/08	2,550
3,340	Ontario County IDA, Friends Finger Lakes, Series A, Rev., VRDO, LOC: Citizens Bank N.A., 1.87%, 09/04/08	3,340
	Puttable Floating Option Tax-Exempt Receipts,
10,485	Series MT-399, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 1.88%, 09/05/08	10,485
8,180	Series PT-4291, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 2.78%, 09/10/08	8,180
13,600	Series PT-4616, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.84%, 09/05/08	13,600
3,700	Rockland County IDA, Jawonio Inc., Project, Rev., VRDO, LOC: Bank of New York, 1.60%, 09/03/08	3,700
885	Rockland County IDA, Shock Tech, Inc., Project, Rev., VRDO, LOC: Bank of New York, 1.85%, 09/03/08	885
6,010	Suffolk County IDA, Guide Dog Foundation, Inc., Rev., VRDO, LOC: Bank of New York, 1.55%, 09/04/08	6,010
10,245	Tobacco Settlement Financing Corp. Authority, Series ROCS-RR-II-R-1066, Rev., VRDO, AGC-ICC, AMBAC, LIQ: Citigroup Financial Products, 1.87%, 09/04/08	10,245
	Triborough Bridge & Tunnel Authority,
13,800	Subseries B-3, Rev., VRDO, 1.68%, 09/03/08	13,800
700	Subseries B-4, Rev., VRDO, 1.90%, 09/04/08	700
7,800	Series A, Rev., VRDO, 1.65%, 09/03/08	7,800
4,045	Series B, Rev., VRDO, 1.71%, 09/04/08	4,045
360	Series PA-1090, Rev., VRDO, MBIA-IBC , 1.83%, 09/10/08	360
9,932	Westchester County IDA, Series 2007-103G , Rev., VRDO, LIQ: Goldman Sachs Special Situation, 1.90%, 09/04/08	9,932
800	Westchester County IDA, Bankville Independent Fire Co., Series B, Rev., VRDO, LOC: Bank of New York, 1.75%, 09/04/08	800
4,150	Westchester County IDA, Community Housing Innovations, Inc., Rev., VRDO, LOC: Bank of New York, 1.55%, 09/04/08	4,150
4,580	Westchester County IDA, Panorama Flight Services, Inc. Project, Rev., VRDO, LOC: Bank of New York, 1.75%, 09/03/08	4,580
2,520	Westchester County IDA, The Masters School, Rev., VRDO, LOC: Allied Irish Bank plc, 1.87%, 09/04/08	2,520
3,865	Westchester County IDA, Young Women’s Christian Association, Rev., VRDO, LOC: Bank of New York, 1.55%, 09/04/08	3,865

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
2,570	Yonkers IDA, 104 Asburton Ave. LLC, Series 104, Rev., VRDO, LOC: Keybank N.A., 1.75%, 09/02/08	2,570
		1,515,365
	Puerto Rico — 2.8%
18,735	Puerto Rico Public Finance Corp., Series 705 D, Rev., VRDO, AMBAC, 1.85%, 09/04/08	18,735
39,250	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, 2.04%, 09/04/08	39,250
		57,985
	Total Weekly Demand Notes (Cost $1,573,350)	1,573,350
	Total Investments — 99.2% (Cost $2,127,089)*	2,127,089
	Other Assets in Excess of Liabilities — 0.8%	16,617
	NET ASSETS — 100.0%	$2,143,706

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.8% (n)
	Ohio — 4.8%
4,000	Cleveland Clinic Health Facility, 1.60%, 10/22/08	4,000
2,000	Ross County, Hospital Improvement Facilities, Adena Project, VAR, CIFG, 3.00%, 10/29/08	2,000
	Total Commercial Paper (Cost $6,000)	6,000
Daily Demand Notes — 10.7%
	Ohio — 10.7%
625	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank of America N.A., 2.35%, 09/02/08	625
	Geauga County, South Franklin, Circle Project,
250	Series A, Rev., VRDO, LOC: Keybank N.A., 2.60%, 09/02/08	250
500	Series B, Rev., VRDO, LOC: Keybank N.A., 2.60%, 09/02/08	500
	Ohio Air Quality Development Authority, PCR, First Energy,
1,125	Series A, Rev., VRDO, LOC: Barclays Bank plc, 2.42%, 09/02/08	1,125
2,350	Series B, Rev., VRDO, LOC: Bank of America N.A., 2.35%, 09/02/08	2,350
500	Ohio Air Quality Development Authority, PCR, Ohio Edison Co., Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 2.60%, 09/02/08	500
3,100	Paulding County, Solid Waste, Lafarge Corp. Project, Rev., VRDO, LOC: Bayerische Landesbank, 2.27%, 09/02/08	3,100
100	State of Ohio, Higher Education Facilities, Case Western Reserve University, Series A, Rev., VRDO, 2.55%, 09/02/08	100
4,800	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 2.70%, 09/02/08	4,800
100	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 2.70%, 09/02/08	100
	Total Daily Demand Notes (Cost $13,450)	13,450
Municipal Bonds — 4.7%
	Ohio — 4.7%
1,500	Barberton City School District, School Facilities Construction, BAN, GO, 2.60%, 11/04/08 (p)	1,502
2,550	City of Mason, BAN, GO, 3.00%, 03/12/09	2,559
900	City of Silverton, Building Acquisition, BAN, GO, 2.90%, 04/22/09	905
1,000	Cuyahoga Community College District, TAN, 2.35%, 12/18/08	1,002
	Total Municipal Bonds (Cost $5,968)	5,968
Weekly Demand Notes — 79.5%
	Ohio — 76.8%
2,000	ABN AMRO Munitops Certificate Trust, Series 2006-4, GO, VRDO, FSA, 1.96%, 09/04/08 (m)	2,000
	Buckeye Tobacco Settlement Financing Authority,
2,068	Series 2125, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	2,068
2,880	Series 2149, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	2,880
5,260	City of Sharonville, Edgcomb Metals Co. Project, IDR, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.84%, 09/04/08	5,260
4,005	Clipper Tax-Exempt Certificate Trust, Series 2007-21, Rev., VRDO, LIQ: State Street Bank & Trust Co., 1.89%, 09/04/08	4,005
	Columbus Regional Airport Authority,
700	Series A, Rev., VRDO, LOC: U.S. Bank N.A., 1.86%, 09/04/08	700
1,960	Series MT-242, Rev., VRDO, 2.78%, 09/05/08	1,960
1,900	Cuyahoga County, EDA, Gilmore Academy Project, Rev., VRDO, LOC: Fifth Third Bank, 2.02%, 09/05/08	1,900
2,100	Cuyahoga County, Health Care Facilities, Jennings Center Older Project, Rev., VRDO, LOC: Fifth Third Bank, 1.92%, 09/04/08	2,100
415	Deutsche Bank Spears/Lifers Trust Various States, GO, VRDO, FSA, LIQ: Deutsche Bank AG, 1.84%, 09/05/08	415
5,550	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.08%, 09/04/08	5,549
1,040	Huron County, EDR, Norwalk Furniture Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	1,040
370	Lake County, Pressure Technology, Inc., Rev., VRDO, LOC: Wachovia Bank N.A., 2.05%, 09/04/08	370
2,505	Lancaster Port Authority, Ohio Gas, Rev., VRDO, 1.82%, 09/04/08	2,505
170	Mahoning County, Forum Health Obligation Group, Series B, Rev., VRDO, LOC: Fifth Third Bank, 1.89%, 09/04/08	170

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,000	Miami County, Hospital Facilities, Series PT-575, Rev., VRDO, 2.71%, 09/05/08	1,000
4,600	Middletown Hospital Facilities, Series MT-239, Rev., VRDO, LIQ: Merrill Lynch Capital Services, LOC: Lloyds TSB Bank plc, 1.83%, 09/05/08	4,600
2,400	Montgomery County, Catholic Health, Series B-2, Rev., VRDO, 1.90%, 09/03/08	2,400
2,000	Montgomery County, Kettering Health, Series A, Rev., VRDO, FSA, 1.95%, 09/05/08	2,000
2,825	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 1.91%, 09/04/08	2,825
5,000	Ohio Air Quality Development Authority, First Energy, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 1.90%, 09/03/08	5,000
1,165	Ohio Housing Finance Agency, MERLOTS, Series A78, Rev., VRDO, GNMA COLL, 2.02%, 09/03/08	1,165
	Ohio Housing Finance Agency, Residential Mortgage Backed,
2,740	Series B, Rev., VRDO, AMT, 1.93%, 09/03/08	2,740
1,200	Series B-1, Rev., VRDO, 1.85%, 09/05/08	1,200
1,275	Series B2, Rev., VRDO, AMT, 2.00%, 09/03/08	1,275
1,400	Series C, Rev., VRDO, AMT, GNMA COLL, 1.95%, 09/03/08	1,400
3,000	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 1.95%, 09/03/08	3,000
2,090	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 1.85%, 09/05/08	2,090
2,625	Series F, Rev., VRDO, AMT, GNMA/FNMA, 1.95%, 09/05/08	2,625
1,000	Series H, Rev., VRDO, GNMA/FNMA, 1.93%, 09/03/08	1,000
3,500	Ohio State Higher Education Facility Commission, Series 2812, Rev., VRDO, AMBAC-TCRS, Bank of New York, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	3,500
2,100	Ohio State Higher Educational Facility Commission, EAGLE, Series 2007-41, Class A, Rev., VRDO, AMBAC-TCRS, Bank of New York, LIQ: Citibank N.A., 1.87%, 09/04/08	2,100
2,088	Ohio State Water Development Authority, Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 1.83%, 09/04/08	2,088
1,650	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project, Series A, Rev., VRDO, AMT, LOC: Bank of Nova Scotia, 1.99%, 09/03/08	1,650
	Ohio State Water Development Authority, Pollution Control, First Energy Project,
3,040	Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 1.95%, 09/04/08	3,040
2,000	Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.85%, 09/03/08	2,000
3,000	Puttable Floating Option Tax-Exempt Receipts, Series PT-4180, Rev., VRDO, AGC-ICC, AMBAC, LIQ: Merrill Lynch Capital Services, 2.49%, 09/05/08	3,000
2,635	State of Ohio, Series RR-II-R-6075, GO, VRDO, LIQ: Citigroup Financial Products, 1.79%, 09/04/08	2,635
830	State of Ohio, Higher Educational Facilities, Xavier University Project, Rev., VRDO, LOC: U.S. Bank N.A., 1.90%, 09/04/08	830
3,400	Student Loan Funding Corp., Series A-2, Rev., VRDO, LIQ: Citibank N.A., 1.95%, 09/03/08 (e)	3,400
3,000	University of Cincinnati, General Receipts, Series B, Rev., VRDO, AMBAC, 2.34%, 09/04/08	3,000
1,700	Warren County EDA, Ralph J. Stolle Countryside, Rev., VRDO, LOC: Fifth Third Bank, 2.02%, 09/05/08	1,700
862	Warren County Health Care Facilities Revenue, Improvement, Otterbein Homes, Series B, Rev., VRDO, LOC: Fifth Third Bank, 1.90%, 09/04/08	862
		97,047

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Weekly Demand Notes — Continued
	Puerto Rico — 2.7%
950	Puerto Rico Infrastructure Financing Authority, Series 1, SO, VRDO, LIQ: Goldman Sachs Special Financing, 1.87%, 09/04/08	950
2,455	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	2,455
		3,405
	Total Weekly Demand Notes (Cost $100,452)	100,452
	Total Investments — 99.7% (Cost $125,870)*	125,870
	Other Assets in Excess of Liabilities — 0.3%	386
	NET ASSETS — 100.0%	$126,256

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

*—	The cost of securities is substantially the same for federal income tax purposes.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and forward currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

ACES—	Automatically Convertible Securities

AGC —	American Guarantee Corp.

AMBAC —	American Municipal Bond Assurance Corp.

AMT —	Alternative Minimum Tax

BAN —	Bond Anticipation Note

BHAC —	Berkshire Hathaway and Assurance Corp.

CIFG —	CDC IXIS Financial Guaranty

COLL —	Collateral

COP —	Certificates of Participation

CR —	Custodial Receipts

EAGLE —	Earnings of accrual generated on local tax-exempt securities

EDA —	Economic Development Authority

EDC —	Economic Development Corporation

EDR —	Economic Development Revenue

FGIC —	Financial Guaranty Insurance Co.

FHA —	Federal Housing Administration

FHLB —	Federal Home Loan Bank

FHLMC —	Federal Home Loan Mortgage Corporation

FNMA —	Federal National Mortgage Association

FSA —	Financial Security Assurance

GNMA —	Government National Mortgage Association

GO —	General Obligation

IBC —	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA —	Industrial Development Authority

IDR —	Industrial Development Revenue

LIQ —	Liquidity Agreement

LOC —	Letter of Credit

MBIA —	Municipal Bond Insurance Association Corp.

MERLOTS —	Municipal Exempt Receipts Liquidity Optional Tender

PCR —	Pollution Control Revenue

Q-SBLF —	Qualified School Board Loan Fund

RAN —	Revenue Anticipation Note

Rev.—	Revenue Bond

SO —	Special Obligation

TAN —	Tax Anticipation Note

TCRS —	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VAR—	Variable Rate Security. The interest rate shown is the rate as of August 31, 2008.

VRDO —	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   29

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,049,603	$161,017	$2,127,089	$125,870
Cash	2	33	62	23
Receivables:
Investment securities sold	—	—	22,780	—
Fund shares sold	—	49	—	—
Interest and dividends	2,937	679	5,630	471
Total Assets	1,052,542	161,778	2,155,561	126,364

LIABILITIES:
Payables:
Dividends	97	5	457	1
Investment securities purchased	—	—	9,942	—
Accrued liabilities:
Investment advisory fees	73	11	148	8
Administration fees	54	7	131	6
Shareholder servicing fees	228	33	553	22
Distribution fees	430	10	373	19
Custodian and accounting fees	4	3	17	4
Trustees’ and Chief Compliance Officer’s fees	3	—	49	—	(a)
Other	144	59	185	48
Total Liabilities	1,033	128	11,855	108
Net Assets	$1,051,509	$161,650	$2,143,706	$126,256

NET ASSETS:
Paid in capital	$1,051,022	$161,620	$2,142,361	$126,117
Accumulated undistributed (distributions in excess of) net investment income	392	29	1,210	54
Accumulated net realized gains (losses)	95	1	135	85
Total Net Assets	$1,051,509	$161,650	$2,143,706	$126,256
Net Assets:
Morgan	$263,648	$66,121	$1,406,821	$44,485
Premier	—	72,504	—	2,385
Reserve	—	23,025	426,700	79,386
E*Trade	787,861	—	310,185	—
Total	$1,051,509	$161,650	$2,143,706	$126,256
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	263,597	66,114	1,405,769	44,422
Premier	—	72,482	—	2,382
Reserve	—	23,035	426,636	79,290
E*Trade	787,437	—	310,034	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,049,603	$161,017	$2,127,089	$125,870

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$10,330		$1,559		$21,633	$1,148

EXPENSES:
Investment advisory fees	416		59		893	44
Administration fees	363		52		778	38
Distribution fees:
Morgan	119		25		731	20
Reserve	—		29		568	84
E*Trade	2,411		—		949	—
Shareholder servicing fees:
Morgan	416		88		2,558	70
Premier	—		113		—	4
Reserve	—		34		682	101
E*Trade	1,206		—		475	—
Custodian and accounting fees	16		15		35	12
Interest expense	2		—	(a)	1	—	(a)
Professional fees	30		28		43	27
Trustees’ and Chief Compliance Officer’s fees	6		1		12	1
Printing and mailing costs	55		5		31	4
Registration and filing fees	15		15		17	6
Transfer agent fees	13		9		96	10
Other	5		2		12	2
Total expenses	5,073		475		7,881	423
Less amounts waived	(399)		(78)		(392)	(63)
Less earnings credits	—	(a)	—	(a)	(4)	—	(a)
Less expense reimbursements for legal matters	—		—	(a)	—	—	(a)
Net expenses	4,674		397		7,485	360
Net investment income (loss)	5,656		1,162		14,148	788

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	94		1		135	84
Change in net assets resulting from operations	$5,750		$1,163		$14,283	$872

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,656	$27,626	$1,162	$5,359
Net realized gain (loss)	94	301	1	13
Change in net assets resulting from operations	5,750	27,927	1,163	5,372

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(1,662)	(4,126)	(375)	(1,231)
Premier
From net investment income	—	—	(626)	(3,520)
Reserve
From net investment income	—	—	(161)	(608)
E*Trade
From net investment income	(3,994)	(23,500)	—	—
Total distributions to shareholders	(5,656)	(27,626)	(1,162)	(5,359)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	55,765	(44,536)	29,344	(135,253)

NET ASSETS:
Change in net assets	55,859	(44,235)	29,345	(135,240)
Beginning of period	995,650	1,039,885	132,305	267,545
End of period	$1,051,509	$995,650	$161,650	$132,305
Accumulated undistributed (distributions in excess of) net investment income	$392	$392	$29	$29

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,148	$56,159	$788	$3,159
Net realized gain (loss)	135	418	84	8
Change in net assets resulting from operations	14,283	56,577	872	3,167

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(9,811)	(34,435)	(295)	(784)
From net realized gains	—	—	—	— (a)
Premier
From net investment income	—	—	(21)	(603)
From net realized gains	—	—	—	— (a)
Reserve
From net investment income	(2,839)	(11,383)	(472)	(1,782)
From net realized gains	—	—	—	(1)
E*Trade
From net investment income	(1,517)	(10,349)	—	—
Total distributions to shareholders	(14,167)	(56,167)	(788)	(3,170)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	197,920	116,929	45,153	(55,238)

NET ASSETS:
Change in net assets	198,036	117,339	45,237	(55,241)
Beginning of period	1,945,670	1,828,331	81,019	136,260
End of period	$2,143,706	$1,945,670	$126,256	$81,019
Accumulated undistributed (distributions in excess of) net investment income	$1,210	$1,229	$54	$54

(a)Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   33

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$396,154	$845,515	$72,267	$114,049
Dividends and distributions reinvested	1,012	1,796	370	1,218
Cost of shares redeemed	(316,550)	(755,395)	(44,190)	(138,542)
Change in net assets from Morgan capital transactions	$80,616	$91,916	$28,447	$(23,275)
Premier
Proceeds from shares issued	$—	$—	$37,248	$207,013
Dividends and distributions reinvested	—	—	594	2,000
Cost of shares redeemed	—	—	(37,096)	(314,960)
Change in net assets from Premier capital transactions	$—	$—	$746	$(105,947)
Reserve
Proceeds from shares issued	$—	$—	$65,881	$113,660
Dividends and distributions reinvested	—	—	161	608
Cost of shares redeemed	—	—	(65,891)	(120,299)
Change in net assets from Reserve capital transactions	$—	$—	$151	$(6,031)
E*Trade
Proceeds from shares issued	$250,602	$507,508	$—	$—
Dividends and distributions reinvested	3,994	23,500	—	—
Cost of shares redeemed	(279,447)	(667,460)	—	—
Change in net assets from E*Trade capital transactions	$(24,851)	$(136,452)	$—	$—

Total change in net assets from capital transactions	$55,765	$(44,536)	$29,344	$(135,253)

SHARE TRANSACTIONS:
Morgan
Issued	396,154	845,515	72,267	114,049
Reinvested	1,012	1,796	370	1,218
Redeemed	(316,550)	(755,395)	(44,190)	(138,542)
Change in Morgan Shares	80,616	91,916	28,447	(23,275)
Premier
Issued	—	—	37,248	207,013
Reinvested	—	—	594	2,000
Redeemed	—	—	(37,096)	(314,960)
Change in Premier Shares	—	—	746	(105,947)
Reserve
Issued	—	—	65,881	113,660
Reinvested	—	—	161	608
Redeemed	—	—	(65,891)	(120,299)
Change in Reserve Shares	—	—	151	(6,031)
E*Trade
Issued	250,602	507,508	—	—
Reinvested	3,994	23,500	—	—
Redeemed	(279,447)	(667,460)	—	—
Change in E*Trade Shares	(24,851)	(136,452)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$2,686,849	$4,641,354	$55,604	$71,655
Dividends and distributions reinvested	8,970	29,817	295	782
Cost of shares redeemed	(2,503,220)	(4,661,282)	(37,090)	(80,236)
Change in net assets from Morgan capital transactions	$192,599	$9,889	$18,809	$(7,799)
Premier
Proceeds from shares issued	$—	$—	$13,936	$70,350
Dividends and distributions reinvested	—	—	12	113
Cost of shares redeemed	—	—	(12,193)	(102,823)
Change in net assets from Premier capital transactions	$—	$—	$1,755	$(32,360)
Reserve
Proceeds from shares issued	$52,211,151	$95,423,503	$118,564	$217,306
Dividends and distributions reinvested	301	767	472	1,783
Cost of shares redeemed	(52,195,371)	(95,208,394)	(94,447)	(234,168)
Change in net assets from Reserve capital transactions	$16,081	$215,876	$24,589	$(15,079)
E*Trade
Proceeds from shares issued	$121,722	$326,590	$—	$—
Dividends and distributions reinvested	1,517	10,349	—	—
Cost of shares redeemed	(133,999)	(445,775)	—	—
Change in net assets from E*Trade capital transactions	$(10,760)	$(108,836)	$—	$—

Total change in net assets from capital transactions	$197,920	$116,929	$45,153	$(55,238)

SHARE TRANSACTIONS:
Morgan
Issued	2,686,761	4,641,354	55,600	71,649
Reinvested	8,970	29,817	295	782
Redeemed	(2,503,220)	(4,661,282)	(37,083)	(80,236)
Change in Morgan Shares	192,511	9,889	18,812	(7,805)
Premier
Issued	—	—	13,936	70,350
Reinvested	—	—	12	113
Redeemed	—	—	(12,191)	(102,800)
Change in Premier Shares	—	—	1,757	(32,337)
Reserve
Issued	52,211,151	95,423,503	118,555	217,289
Reinvested	301	767	472	1,783
Redeemed	(52,195,262)	(95,208,394)	(94,443)	(234,168)
Change in Reserve Shares	16,190	215,876	24,584	(15,096)
E*Trade
Issued	121,701	326,590	—	—
Reinvested	1,517	10,349	—	—
Redeemed	(133,999)	(445,775)	—	—
Change in E*Trade Shares	(10,781)	(108,836)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)

E*Trade
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(f)	0.02		(0.02)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—	(f)	—	(f)	— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.73%	$263,648	0.55%	1.40%	0.63%
1.00	2.96	183,015	0.55	2.83	0.64
1.00	2.99	91,046	0.55	2.96	0.65
1.00	1.16	45,020	0.55	2.28	0.68
1.00	1.47	217,166	0.55	1.49	0.70
1.00	0.51	154,326	0.55	0.51	0.80
1.00	0.72	149,147	0.55	0.72	0.73

1.00	0.50	787,861	1.00	0.99	1.07
1.00	2.50	812,635	1.00	2.49	1.09
1.00	2.53	948,839	1.00	2.53	1.09
1.00	0.25	70,216	1.00	2.10	1.24

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)

Reserve
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.77%		$66,121	0.59%	1.49%	0.70%
1.00	3.00	(g)	37,673	0.59	3.00	0.71
1.00	3.02		60,944	0.59	3.00	0.67
1.00	1.47		31,580	0.59	2.27	0.69
1.00	0.64		7,803	0.59	1.81	0.70

1.00	0.84		72,504	0.45	1.66	0.55
1.00	3.14	(g)	71,758	0.45	3.17	0.55
1.00	3.17		177,698	0.45	3.13	0.52
1.00	1.57		135,695	0.45	2.34	0.54
1.00	1.32		141,695	0.47	1.37	0.56
1.00	0.56		112,753	0.47	0.56	0.55
1.00	0.87		64,146	0.49	0.88	0.57

1.00	0.72		23,025	0.70	1.41	0.80
1.00	2.88	(g)	22,874	0.70	2.84	0.81
1.00	2.91		28,903	0.70	2.89	0.78
1.00	1.40		19,135	0.70	2.06	0.79
1.00	1.14		41,308	0.72	1.10	0.81
1.00	0.31		53,414	0.73	0.31	0.81
1.00	0.62		77,476	0.74	0.62	0.82

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
New York Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)

Reserve
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)

E*Trade
Six Months Ended August 31, 2008 (Unaudited)	1.00	—	(f)	—	(f)	—	(f)	— (f)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—	(f)	—	(f)	— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.69%	$1,406,821	0.59%	1.34%	0.62%
1.00	2.93	1,214,148	0.59	2.89	0.63
1.00	2.97	1,204,017	0.59	2.93	0.65
1.00	1.14	1,097,957	0.59	2.27	0.64
1.00	1.42	1,485,743	0.59	1.40	0.67
1.00	0.48	1,540,274	0.59	0.48	0.70
1.00	0.72	1,662,000	0.59	0.72	0.69

1.00	0.64	426,700	0.70	1.24	0.72
1.00	2.81	410,594	0.70	2.79	0.73
1.00	2.86	194,629	0.70	2.82	0.75
1.00	1.09	178,032	0.70	2.19	0.75
1.00	1.27	157,544	0.74	1.26	0.81
1.00	0.28	154,383	0.79	0.28	0.88
1.00	0.52	175,000	0.79	0.50	0.87

1.00	0.48	310,185	1.00	0.95	1.07
1.00	2.50	320,928	1.00	2.52	1.08
1.00	2.55	429,685	1.00	2.56	1.10
1.00	0.24	82,319	1.00	2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   41

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Ohio Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01	(f)	$—	(g)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03	(f)	—	(g)	0.03		(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	(f)	—	(g)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(f)	—	(g)	0.03		(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Reserve
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	(f)	—	(g)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	(f)	—	(g)	0.03		(0.03)	—	(g)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(g)	0.03		(0.03)	—		(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	— (g)	—		— (g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.77%		$44,485	0.59%	1.47%	0.71%
1.00	2.98	(h)	25,619	0.59	2.94	0.74
1.00	2.99		33,418	0.59	2.95	0.70
1.00	1.46		26,537	0.59	2.34	0.72
1.00	0.63		1,891	0.59	1.80	0.72

1.00	0.84		2,385	0.45	1.52	0.55
1.00	3.12	(h)	626	0.45	3.28	0.57
1.00	3.14		32,989	0.45	3.09	0.55
1.00	1.55		38,765	0.45	2.32	0.57
1.00	1.40		44,469	0.46	1.36	0.52
1.00	0.56		46,968	0.47	0.55	0.50
1.00	0.88		73,757	0.47	0.88	0.50

1.00	0.72		79,386	0.70	1.40	0.81
1.00	2.86	(h)	54,774	0.70	2.82	0.85
1.00	2.88		69,853	0.70	2.84	0.80
1.00	1.38		79,281	0.70	2.09	0.82
1.00	1.14		82,741	0.71	1.17	0.77
1.00	0.30		59,971	0.72	0.30	0.75
1.00	0.63		79,911	0.72	0.62	0.75

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   43

Notes to Financial Statements
AS OF AUGUST 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
California Municipal Money Market Fund	Morgan and E*Trade	JPM I
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade	JPM I
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
California Municipal Money Market Fund
Level 1	$—	$—
Level 2	1,049,603	—
Level 3	—	—
Total	$1,049,603	$—

Michigan Municipal Money Market Fund
Level 1	$—	$—
Level 2	161,017	—
Level 3	—	—
Total	$161,017	$—

44   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Valuation Inputs	Investments in Securities	Other Financial Instruments*
New York Municipal Money Market Fund
Level 1	$—	$—
Level 2	2,127,089	—
Level 3	—	—
Total	$2,127,089	$—

Ohio Municipal Money Market Fund
Level 1	$—	$—
Level 2	125,870	—
Level 3	—	—
Total	$125,870	$—

*	Other financial instruments may include futures, forwards and swap contracts.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2008 (amounts in thousands):

	Value	Percentage
New York Municipal Money Market Fund	$13,090	0.6%

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   45

Notes to Financial Statements
AS OF AUGUST 31, 2008 (Unaudited) (continued)

Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisors, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

As of August 31, 2008, there were no waivers/reimbursements resulting from investments in the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2008, the annualized effective rate of each Fund’s average daily net assets was as follows:

California Municipal Money Market Fund	0.06%
Michigan Municipal Money Market Fund	0.06
New York Municipal Money Market Fund	0.07
Ohio Municipal Money Market Fund	0.07

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Reserve Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Reserve	E*Trade
California Municipal Money Market Fund	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.10	0.25	0.60
Ohio Municipal Money Market Fund	0.10	0.25	n/a

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	0.35	0.30	0.30	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

46   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.55%	n/a	n/a	1.00%
Michigan Municipal Money Market Fund	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	0.59	n/a	0.70	1.00
Ohio Municipal Money Market Fund	0.59	0.45	0.70	n/a

The contractual expense limitation agreements were in effect for the six months ended August 31, 2008. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the six months ended August 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
California Municipal Money Market Fund	$71	$328	$399
Michigan Municipal Money Market Fund	6	72	78
New York Municipal Money Market Fund	—	392	392
Ohio Municipal Money Market Fund	2	61	63

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party brokers/dealers. For the six months ended August 31, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2008, or at any time during the six months then ended.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   47

Notes to Financial Statements
AS OF AUGUST 31, 2008 (Unaudited) (continued)

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

5. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region.

The Funds may invest a portion of their assets in debt obligations that are insured by bond insurers. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers.

6. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

7. Subsequent Event

The U.S. Department of the Treasury has created a temporary guarantee program (the “Program”), which is in effect until December 18, 2008, unless extended, for money market mutual funds registered in the United States under the 1940 Act. On September 29, 2008, the Board of Trustees approved the participation of the Funds, in the Program. The guarantee only applies to investors in the Funds as of the close of business on September 19, 2008 based on an amount equal to the lesser of the amount in the Funds at September 19, 2008 and the date on which the Funds no longer maintain a constant net asset value of $1.00 per share. The guarantee payment would be equal to any shortfall between the amount received by an investor in a liquidation and $1.00 per share. The Program is not subject to any per account limit. Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of the Treasury in an amount of 0.01 based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds. If the program is extended, the Funds will consider whether to continue to participate.

48   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2008, and continued to hold your shares at the end of the reporting period, August 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,007.30	$2.78	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
E*Trade
Actual	1,000.00	1,005.00	5.05	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,007.70	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,008.40	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,007.20	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
New York Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,006.90	$2.98	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Reserve
Actual	1,000.00	1,006.40	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
E*Trade
Actual	1,000.00	1,004.80	5.05	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,007.70	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,008.40	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,007.20	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information

52   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

for its most recent one-year period. The Trustees concluded that such performance for each Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the California Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Michigan Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the New York Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the second quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Ohio Municipal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and the actual total expenses for the Morgan shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   53

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. August 2008.	SAN-MMKTST-808

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2008 (UNAUDITED)

JPMorgan Funds

Money
Market
Funds

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	78
Financial Highlights	100
Notes to Financial Statements	126
Schedule of Shareholder Expenses	136
Board Approval of Investment Advisory Agreements	141

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

**	Tax Aware Real Return — Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise. The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations. The Fund may be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

***	Highbridge Statistical Market Neutral — There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. The Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year). This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

PRESIDENT’S LETTER
SEPTEMBER 30, 2008 (Unaudited)

Dear Shareholder:

Events over the last year and particularly, over the last few months have produced one of the most challenging market environments in recent memory. An economy, already weakened by falling home prices and high energy costs, has been further damaged by a major global financial crisis. While governments around the world have responded in a dramatic and forceful way, the outlook for the economy and financial markets remains unusually uncertain and this reality has contributed to higher volatility as well as significant declines in some markets. Indeed, the average daily move up or down in the Dow Jones Industrial Average (the “Dow”) over the past year has been 132 points, 72% higher than in the prior decade and, as of September 30, 2008, the Dow is down 23% from its peak of last October.

This is also a particularly difficult period for an area of the market that is not quite as visible to investors — the credit and fixed income markets. One measure of this is the difference between the three-month LIBOR rate — the rate at which banks lend to each other — and the prevailing rate on three-month Treasury bills. Between 1997 and 2006, the LIBOR rate averaged just 0.45% above the Treasury rate — indicating that banks regarded each other as very trustworthy borrowers. In September of this year, this gap widened to an average of 2.00% — indicating an extraordinary concern about the well-being of major financial institutions. The stress in credit markets has also been observed in significant increases in the yields on municipal and corporate debt and tightened lending standards by banks.

Rather than reacting emotionally during these times of uncertainty, we should focus on some fundamental tenets of investing. Among these are:

•	Developing and sticking with an investment plan that is both dispassionate and independent of short-term market events. While staying the course and sticking to a plan doesn’t eliminate risk, it does reduce the danger of buying and selling at the wrong time, a behavior that can undermine your investment goals.

•	Managing investment risks through diversification. A diverse mix of investments — including stocks, bonds, and cash, as well as alternative investments such as U.S. REITS, high yield income, commodities, and emerging markets debt — properly aligned to your investment goals, time horizon, and risk tolerance, can provide a smoother path of long-term returns.

•	Seeking long-term professional advice. As shareholders, you already know the value of professional advice. Take this time to consult with your financial advisor. Your advisor can help you maintain perspective, and ensure that your portfolio is properly positioned to defend against cycles of market volatility.

U.S. Treasury Department’s Temporary Guarantee Program

The financial crisis has also led to some questions about the safety of money market funds. All of JPMorgan’s money market funds continue to be invested in the highest quality short-term securities with strong liquidity positions and have maintained a $1.00 net asset value. JPMorgan’s approach to risk management, along with a stringent focus on credit standards and extensive experience in managing liquidity investments, have allowed our money market funds to maintain liquidity and provide current income to our shareholders throughout all market conditions.

Despite the fact that our fund complex is strong, we believe that it is in the best interests of our fund shareholders to participate in the U.S. Treasury Department’s Temporary Guarantee Program for U.S. Money Market Funds. With this program, shareholders in JPMorgan Money Market Funds (with the exception of the JPMorgan 100% U.S. Treasury Securities Money Market Fund) will have federal insurance on their existing balances as of September 19, 2008 and through the period ending December 18, 2008. Following this period, the Treasury will review whether the program should continue, and the JPMorgan Funds Board would vote on its continued participation.

New investing opportunities*

Even during market uncertainty, we continue to look to the future by introducing new products and differentiated investment solutions. As a leader in financial innovation, we have introduced 32 new funds over the past few years, including our Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return.** We’ve also expanded investment opportunities with innovative offerings such as the Highbridge Statistical Market Neutral Fund, which has the potential to add diversification, and seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing and lower overall risk.*** Your financial advisor can help you decide whether these strategies are appropriate for your portfolio.

Additionally, I am proud to unveil our newly designed website: www.jpmorganfunds.com. The site delivers more detailed information about our funds, and also offers online versions of our market views and commentaries, which provide essential and critical insights about the markets and economy. I encourage you to visit our site to learn more about our innovative products and resources and how they, along with our timeless principles of investing, can continue to serve you in this current market environment.

On behalf of everyone at JPMorgan Asset Management, thank you for your continued confidence and trust. We look forward to serving your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Cash Management and Capital Shares
Net Assets as of 8/31/2008	$120.2 Billion
Average Maturity	40 days
S&P rating *	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	3.6%
2–7 days	36.1
8–30 days	13.3
31–60 days	18.6
61–90 days	13.9
91–180 days	14.1
181+ days	0.4

7-DAY SEC YIELD (1)

Morgan Shares	2.21%
Premier Shares	2.26
Agency Shares	2.46
Class B Shares	1.74
Class C Shares	1.74
Institutional Class Shares	2.52
Reserve Shares	2.01
Cash Management Shares	1.75
Capital Shares	2.56

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2008.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.21%, 2.25%, 2.41%, 1.55%, 1.55%, 2.46%, 2.00%, 1.75% and 2.51% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Cash Management Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve, Investor, Capital and Service Shares
Net Assets as of 8/31/2008	$11.6 Billion
Average Maturity	42 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	2.1%
2–7 days	32.0
8–30 days	17.2
31–60 days	22.3
61–90 days	13.0
91–180 days	12.9
181+ days	0.5

7-DAY SEC YIELD (1)

Morgan Shares	2.17%
Premier Shares	2.32
Agency Shares	2.51
Class B Shares	1.79
Class C Shares	1.79
Institutional Class Shares	2.57
Reserve Shares	2.06
Investor Shares	2.25
Capital Shares	2.61
Service Shares	1.70

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2008.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.14%, 2.30%, 2.45%, 1.59%, 1.59%, 2.50%, 2.04%, 2.24%, 2.55% and 1.68% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve, Capital and Service Shares
Net Assets as of 8/31/2008	$33.2 Billion
Average Maturity	48 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	23.8%
2–7 days	25.0
8–30 days	11.2
31–60 days	11.6
61–90 days	12.0
91–180 days	9.1
181+ days	7.3

7-DAY SEC YIELD (1)

Morgan Shares	1.79%
Premier Shares	1.94
Agency Shares	2.13
Institutional Class Shares	2.19
Reserve Shares	1.68
Capital Shares	2.23
Service Shares	1.33

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2008.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.77%, 1.93%, 2.08%, 2.13%, 1.67%, 2.18%, and 1.32% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve and Investor Shares
Net Assets as of 8/31/2008	$14.8 Billion
Average Maturity	20 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	86.1
8–30 days	0.0
31–60 days	0.0
61–90 days	7.7
91–180 days	3.0
181+ days	3.2

7-DAY SEC YIELD (1)

Morgan Shares	1.42%
Premier Shares	1.56
Agency Shares	1.75
Class B Shares	1.03
Class C Shares	1.03
Institutional Class Shares	1.81
Reserve Shares	1.31
Investor Shares	1.50

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2008.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.40%, 1.55%, 1.70%, 0.84%, 0.84%, 1.75%, 1.30% and 1.50% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Class Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class and Reserve Shares
Net Assets as of 8/31/2008	$13.6 Billion
Average Maturity	46 days
S&P rating *	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	29.8%
2–7 days	7.8
8–30 days	31.5
31–60 days	9.3
61–90 days	9.9
91–180 days	2.8
181+ days	8.9

7-DAY SEC YIELD (1)

Morgan Shares	1.75%
Premier Shares	1.90
Agency Shares	2.09
Institutional Class Shares	2.15
Reserve Shares	1.64

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2008.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.73%, 1.89%, 2.04%, 2.09% and 1.63% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve and Capital Shares
Net Assets as of 8/31/2008	$37.8 Billion
Average Maturity	43 days
S&P rating*	AAAm-G
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	11.0
8–30 days	28.9
31–60 days	28.9
61–90 days	28.1
91–180 days	3.1
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	1.24%
Premier Shares	1.38
Agency Shares	1.57
Institutional Class Shares	1.63
Reserve Shares	1.13
Capital Shares	1.67

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2008.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.22%, 1.37%, 1.52%, 1.57%, 1.12%, and 1.62% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class and Reserve Shares
Net Assets as of 8/31/2008	$31.2 Billion
Average Maturity	19 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	13.9%
2–7 days	76.0
8–30 days	2.2
31–60 days	2.7
61–90 days	1.2
91–180 days	0.5
181+ days	3.5

7-DAY SEC YIELD (1)

Morgan Shares	1.38%
Premier Shares	1.52
Agency Shares	1.71
Institutional Class Shares	1.77
Reserve Shares	1.27

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages indicated are based upon total investments as of August 31, 2008.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.36%, 1.51%, 1.66%, 1.71%, and 1.26% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional Class, Reserve, Service and E*Trade Shares
Net Assets as of 8/31/2008	$2.7 Billion
Average Maturity	16 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	9.9%
2–7 days	80.1
8–30 days	1.7
31–60 days	1.7
61–90 days	3.2
91–180 days	1.3
181+ days	2.1

7-DAY SEC YIELD (1)

Morgan Shares	1.49%
Premier Shares	1.63
Agency Shares	1.83
Institutional Class Shares	1.89
Reserve Shares	1.38
Service Shares	1.03
E*Trade Shares	1.08

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages indicated are based upon total investments as of August 31, 2008.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 1.46%, 1.61%, 1.77%, 1.82%, 1.36%, 1.01% and 1.01% for Morgan Shares, Premier Shares, Agency Shares, Institutional Class Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 31.3%
539,000	ABN Amro Bank N.V., 2.85%, 09/05/08	539,000
	Allied Irish Banks plc,
320,000	2.98%, 09/02/08	320,000
1,320,000	2.98%, 11/03/08	1,320,000
	Banco Bilbao Vizcaya Argentaria S.A.,
99,500	2.70%, 09/04/08	99,500
635,000	3.19%, 12/23/08	635,010
	Bank of America, N.A.,
275,000	2.54%, 09/26/08	275,011
600,000	2.75%, 10/14/08	600,000
	Bank of Ireland, (Ireland),
580,000	VAR, 3.00%, 11/01/08	580,000
300,000	3.03%, 10/27/08	300,000
	Bank of Scotland plc, (United Kingdom),
176,000	2.70%, 09/30/08	176,000
300,000	2.82%, 11/24/08	300,000
250,000	2.84%, 11/28/08	250,000
275,000	2.88%, 09/06/08	275,000
380,000	3.27%, 11/21/08	380,000
654,000	5.35%, 10/03/08	654,000
525,000	VAR, 3.00%, 10/17/08	525,000
	Barclays Bank plc, (United Kingdom),
456,000	3.02%, 02/25/09	456,000
428,500	3.06%, 10/22/08	428,500
846,000	3.12%, 01/23/09	846,000
	BNP Paribas, (France),
478,900	2.61%, 09/02/08	478,900
800,000	2.86%, 11/28/08	800,000
250,500	2.87%, 12/05/08	250,500
300,000	2.90%, 12/24/08	300,000
	Caisse Nationale des Caisses d’Epargne et de Prevoyance, (France),
300,000	2.69%, 09/22/08	300,002
470,000	2.88%, 12/08/08	470,013
150,000	2.96%, 12/08/08	150,004
367,000	2.97%, 11/28/08	367,009
780,000	3.10%, 11/03/08	780,013
	Calyon N.A. Co.,
900,000	2.64%, 09/05/08	900,000
328,000	2.75%, 10/06/08	328,000
32,000	2.98%, 10/31/08	32,000
251,300	3.00%, 10/27/08	251,300
304,000	3.00%, 10/28/08	304,000
252,000	3.11%, 02/25/09	252,000
326,000	Commonwealth Bank of Australia, Ltd., 2.87%, 12/08/08	326,004
	Credit Agricole S.A.,
100,000	2.70%, 09/02/08	100,000
500,000	2.82%, 10/10/08	500,000
500,000	2.82%, 11/28/08	500,000
100,000	2.89%, 12/01/08	100,000
270,000	2.95%, 12/02/08	270,000
500,000	3.18%, 12/23/08	500,000
	Credit Industriel et Commercial,
300,000	2.98%, 11/17/08	300,000
345,000	3.00%, 11/03/08	345,000
365,000	3.01%, 11/21/08	365,004
384,000	3.02%, 12/09/08	384,000
433,000	3.07%, 10/09/08	433,001
605,000	3.09%, 12/02/08	605,008
500,000	3.10%, 09/23/08	500,002
519,000	3.16%, 09/22/08	519,001
550,000	Deutsche Bank AG, (Germany), VAR, 3.00%, 10/06/08	550,000
375,000	Dexia Bank, 2.85%, 11/20/08	375,000
	Fortis Bank N.V.,
600,000	2.65%, 09/03/08	600,000
752,500	3.04%, 10/24/08	752,500
497,500	Lloyds TSB Bank plc, 2.56%, 09/03/08	497,500
	National Australia Bank Ltd., (Australia),
600,000	2.77%, 10/10/08	600,003
510,000	2.89%, 12/11/08	510,007
	Natixis,
503,650	2.73%, 09/29/08	503,650
500,000	2.76%, 10/08/08	500,000
249,000	2.78%, 09/09/08	249,000
437,000	2.95%, 12/03/08	437,000
241,000	3.17%, 10/23/08	241,000
325,000	VAR, 2.62%, 09/26/08	325,000
500,000	VAR, 2.97%, 09/30/08	500,000
600,000	Nordea Bank Finland plc, 2.76%, 10/10/08	600,000
	Norinchukin Bank Ltd.,
500,000	2.63%, 09/03/08	500,000
270,000	2.67%, 10/27/08	270,000
	Rabobank Neverland N.V.,
937,500	2.68%, 10/14/08	937,500
379,000	3.00%, 02/23/09	379,000
137,000	3.01%, 02/19/09	137,000
	Sanpaolo IMI S.p.A.,
326,000	2.66%, 09/03/08	326,000
517,000	2.90%, 12/01/08	517,000
511,000	VAR, 2.92%, 09/05/08	511,000

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Certificates of Deposit — Continued
	Santander Central Hispano S.A.,
990,000	2.70%, 10/09/08	990,000
635,000	3.00%, 10/27/08	635,000
	Skandinaviska Enskilda Banken AB,
497,500	3.03%, 10/31/08	497,500
200,000	3.06%, 10/27/08	200,000
	Societe Generale,
511,900	2.82%, 11/24/08	511,900
500,000	2.82%, 11/28/08	500,000
200,000	3.05%, 09/02/08	200,000
385,000	3.05%, 10/28/08	385,000
255,000	3.05%, 02/27/09	255,000
207,879	Sun Trust Banks, Inc., 2.00%, 09/02/08	207,879
615,000	UBS AG, 2.76%, 09/12/08	615,000
	Ulster Bank Ireland,
180,000	2.75%, 10/06/08	180,000
56,000	2.75%, 10/09/08	56,000
600,000	3.06%, 09/22/08	600,003
300,000	Unicredito Italiano S.p.A, (Ireland), 2.71%, 09/19/08	300,000
	Total Certificates of Deposit (Cost $37,621,224)	37,621,224
Commercial Paper — 26.8%
	Allied Irish Banks plc,
500,000	2.73%, 09/12/08	499,583
166,500	2.73%, 09/15/08	166,323
224,000	3.13%, 12/22/08	221,819
	Amstel Funding Corp.,
100,000	2.97%, 11/10/08	99,426
227,500	3.00%, 11/07/08	226,238
150,000	3.02%, 11/05/08	149,188
110,000	3.07%, 09/16/08	109,860
240,000	3.07%, 09/19/08	239,634
123,750	ANZ National International, Ltd., (United Kingdom), 2.86%, 12/03/08	122,848
	ASB Finance Ltd., (New Zealand),
55,000	2.80%, 11/19/08	54,664
64,750	2.82%, 11/03/08	64,433
250,000	2.90%, 09/22/08 (e)	249,577
160,000	3.00%, 02/23/09	157,734
29,900	3.18%, 01/27/09	29,516
36,000	VAR, 3.04%, 02/26/09 (e)	36,000
100,000	VAR, 3.04%, 03/02/09 (e)	100,000
65,393	Aspen Funding Corp., 2.76%, 10/22/08	65,138
	Atlantis One Funding Corp.,
300,500	2.70%, 09/04/08	300,433
50,000	2.77%, 11/20/08	49,694
298,000	2.90%, 09/22/08	297,499
100,000	3.05%, 10/29/08	99,517
67,500	3.09%, 02/17/09	66,537
125,000	3.10%, 02/23/09	123,147
21,600	3.18%, 12/23/08	21,388
89,700	Banco Bilbao Vizcaya Argentaria S.A., (United Kingdom), 3.18%, 01/23/09 (e)	88,579
500,000	Bank of Ireland, (Ireland), 2.74%, 09/09/08	499,698
194,300	Barclays Capital, Inc., 3.06%, 10/22/08	193,470
	Bayerische Landesbank-Hessen, (Germany),
230,300	2.66%, 09/02/08	230,283
100,000	2.66%, 09/03/08	99,985
370,000	Belmont Funding LLC, 2.74%, 09/12/08 (e)	369,691
	CAFCO LLC,
250,000	2.70%, 09/05/08	249,926
26,000	2.71%, 09/03/08	25,996
98,500	2.71%, 09/04/08	98,478
150,000	2.80%, 10/14/08	149,502
335,000	3.10%, 02/13/09	330,309
387,000	3.11%, 02/10/09	381,671
	Caisse Nationale des Caisses d’Epargne et de Prevoyance, (France),
200,000	2.80%, 11/17/08 (e)	198,819
200,000	2.80%, 11/20/08 (e)	198,773
200,000	2.80%, 11/25/08 (e)	198,697
	Cancara Asset Securitisation LLC,
490,000	2.72%, 09/03/08	489,927
200,000	2.72%, 09/08/08	199,895
6,800	2.87%, 11/05/08	6,765
85,000	2.92%, 10/23/08	84,644
60,000	2.92%, 10/27/08	59,729
	Charta Corp.,
200,000	2.70%, 09/02/08	199,985
300,000	2.80%, 11/06/08	298,471
350,000	3.00%, 09/03/08 (e)	349,943
100,000	3.12%, 02/18/09	98,550
144,000	3.17%, 12/18/08	142,652
88,000	3.18%, 12/16/08	87,189
	Ciesco LLC,
100,000	2.71%, 09/04/08	99,978
150,000	2.71%, 09/05/08	149,955
75,000	2.72%, 09/02/08	74,994
100,000	2.80%, 10/14/08	99,668
263,000	Clipper Receivables Co. LLC, 2.61%, 09/18/08	262,677

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Concord Minutemen Capital Co LLC,
110,000	2.81%, 10/15/08 (e)	109,623
315,000	2.83%, 10/23/08 (e)	313,717
	CRC Funding LLC,
440,000	2.91%, 11/24/08	437,043
150,000	3.13%, 02/25/09	147,729
126,750	3.13%, 02/26/09	124,820
250,000	3.18%, 12/16/08	247,696
139,400	3.18%, 12/17/08	138,103
585,000	Crown Point Capital Co., 2.92%, 09/05/08 (e)	584,812
30,000	Curzon Funding Ltd., 2.44%, 09/15/08	29,972
	Dakota Notes (Citibank Credit Card Issuance Trust),
436,000	2.82%, 09/10/08	435,695
300,000	2.90%, 09/22/08	299,496
135,000	2.90%, 10/22/08	134,449
	Danske Corp.,
500,000	2.83%, 12/04/08 (e)	496,344
160,500	2.83%, 12/08/08	159,277
238,000	Deutsche Zentral-Genossenschaftsbank, (Cayman Islands), 2.64%, 09/03/08 (e)	237,965
	Dexia Delaware LLC,
541,000	2.83%, 11/04/08	538,297
300,000	2.84%, 11/07/08	298,426
215,400	2.85%, 11/19/08	214,062
149,000	2.85%, 11/20/08	148,065
475,000	2.93%, 11/26/08	471,709
	Ebbets Funding LLC,
147,000	2.71%, 09/18/08 (e)	146,813
300,000	2.74%, 09/12/08 (e)	299,750
100,000	2.93%, 10/21/08	99,594
125,000	2.93%, 10/22/08	124,483
	Elysian Funding LLC,
147,000	2.94%, 10/24/08 (e)	146,368
145,000	3.07%, 09/23/08	144,730
145,000	3.07%, 09/25/08 (e)	144,705
	Eureka Securitization, Inc.,
137,000	2.87%, 10/27/08	136,393
58,000	2.87%, 11/24/08	57,614
200,000	Fenway Funding Corp. LLC, 2.43%, 09/02/08	199,987
258,000	Foxboro Funding Ltd., VAR, 2.70%, 09/02/08	258,000
	Galleon Capital LLC,
70,000	2.81%, 09/18/08	69,908
121,000	2.92%, 11/20/08	120,220
90,000	2.97%, 10/27/08	89,587
	Gemini Securitization Corp. LLC,
131,000	2.84%, 10/27/08	130,425
40,000	2.84%, 10/28/08	39,822
	General Electric Capital Corp.,
402,500	2.87%, 10/27/08	400,728
42,800	2.90%, 01/28/09	42,294
1,000,000	2.90%, 01/29/09	988,083
	Grampian Funding LLC,
500,000	2.56%, 09/15/08 (e)	499,503
500,000	2.57%, 09/08/08 (e)	499,751
285,000	2.57%, 09/10/08 (e)	284,817
	Hannover Funding Co. LLC,
27,500	3.17%, 10/20/08 (e)	27,382
103,000	3.22%, 10/23/08	102,524
100,000	3.22%, 10/24/08	99,529
	Intesa Funding LLC,
280,000	2.91%, 12/09/08	277,783
231,500	2.93%, 09/02/08	231,481
235,000	Irish Life & Permanent plc, (Ireland), 2.88%, 09/10/08 (e)	234,833
318,638	Kitty Hawk Funding Corp., 2.74%, 09/08/08	318,469
	Lake Constance Funding LLC,
51,000	2.83%, 10/10/08	50,844
65,000	2.91%, 10/24/08	64,723
99,300	2.92%, 09/04/08	99,276
225,000	Lehman Brothers, Inc., 2.50%, 09/02/08	224,984
	Lexington Parker Capital Corp.,
300,000	2.76%, 10/03/08 (e)	299,266
147,000	2.83%, 10/22/08	146,413
164,000	2.83%, 10/23/08	163,332
125,000	2.87%, 10/10/08 (e)	124,613
	Liberty Funding Co.,
200,000	2.70%, 09/02/08 (e)	199,985
68,800	2.88%, 11/26/08	68,330
24,000	2.89%, 11/18/08	23,851
98,000	2.92%, 09/15/08	97,889
	LMA Americas LLC,
146,000	2.82%, 11/25/08	145,035
36,000	2.91%, 10/30/08	35,839
200,000	Matchpoint Master Trust, 2.90%, 10/17/08 (e)	199,264
743,000	Natexis Banques Populaires, 3.18%, 12/15/08	736,217
200,000	Nationwide Building Society, (United Kingdom), 2.92%, 10/10/08	199,372
148,000	Natixis Commercial Paper Corp., 2.89%, 11/25/08	146,997
190,000	Newport Funding Corp., 2.84%, 10/27/08	189,167

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Norddeutsche Landesbank Luxembourg S.A., (Luxembourg),
100,000	2.81%, 09/03/08 (e)	99,984
100,000	2.81%, 09/05/08 (e)	99,969
	Old Line Funding LLC,
36,082	2.77%, 11/05/08 (e)	35,903
55,320	2.79%, 11/07/08 (e)	55,035
88,647	2.80%, 10/17/08 (e)	88,332
89,706	2.80%, 11/03/08 (e)	89,269
	Picaros Funding LLC,
100,000	3.08%, 09/22/08	99,823
240,000	3.11%, 10/20/08 (e)	239,000
300,000	Raiffeisen Zentralbank Oesterreich AG, (Austria), 2.72%, 10/24/08	298,803
51,700	Rheingold Securities, 2.80%, 09/02/08	51,696
	Scaldis Capital LLC, (United Kingdom),
300,000	2.79%, 10/06/08 (e)	299,189
50,000	2.79%, 10/15/08 (e)	49,830
369,000	2.79%, 10/27/08 (e)	367,405
445,000	2.80%, 10/09/08	443,689
220,000	Silver Tower US Funding LLC, 2.90%, 09/03/08	219,965
145,000	Skandinaviska Enskilda Banken AB, 2.98%, 11/03/08	144,257
600,000	Societe Generale North America, Inc., 2.87%, 10/31/08	597,150
	St. George Bank Ltd.,
22,250	2.71%, 10/24/08	22,162
170,000	2.76%, 10/15/08	169,429
200,000	2.78%, 09/10/08	199,861
	Suncorp-Metway Ltd., (Australia),
125,000	2.68%, 09/17/08 (e)	124,852
200,000	2.68%, 09/22/08 (e)	199,688
	Swedbank Hypotek AB, (Sweden),
108,000	2.70%, 09/03/08	107,984
150,000	2.79%, 09/17/08	149,815
120,000	2.79%, 09/19/08	119,833
300,000	2.79%, 09/24/08	299,467
200,000	2.81%, 09/25/08	199,626
100,000	3.00%, 11/12/08	99,404
200,000	3.03%, 11/19/08	198,679
200,000	3.04%, 11/20/08	198,658
105,000	3.04%, 11/24/08	104,260
	Tasman Funding, Inc.,
125,000	3.14%, 10/27/08 (e)	124,393
100,000	3.23%, 11/21/08	99,280
130,000	3.25%, 11/26/08	129,000
80,000	Tempo Finance Corp., 2.84%, 10/31/08	79,624
	Thames Asset Global Securitization, Inc.,
281,939	2.72%, 09/08/08 (e)	281,791
105,000	2.83%, 10/07/08 (e)	104,695
71,602	2.87%, 09/15/08 (e)	71,523
93,169	2.87%, 10/27/08 (e)	92,756
190,000	2.94%, 12/08/08	188,495
150,000	Tulip Funding Corp., 2.59%, 09/05/08	149,957
30,095	UBS Finance Delaware LLC, 2.75%, 09/12/08	30,070
	UniCredito Italiano Bank Ireland plc, (Ireland),
185,000	2.71%, 10/21/08 (e)	184,306
500,000	2.75%, 09/03/08 (e)	499,924
100,000	Versailles Commercial Paper LLC, 3.02%, 10/07/08 (e)	99,700
	Total Commercial Paper (Cost $32,175,899)	32,175,899
Corporate Notes — 8.9%
	Capital Markets — 0.7%
525,000	Banque Federative du Credit Mutuel, (France), VAR, 2.96%, 11/28/08 (e) (i)	525,000
345,000	Merrill Lynch & Co., Inc., VAR, 2.54%, 09/03/08	345,000
		870,000
	Commercial Banks — 7.2%
450,200	ABN Amro Bank N.V., (Netherlands), VAR, 3.00%, 10/30/08 (e) (m)	450,132
	ANZ National International, Ltd., (New Zealand),
130,000	VAR, 2.47%, 09/05/08 (e)	130,000
245,000	VAR, 3.02%, 03/04/09	245,000
251,000	VAR, 3.03%, 02/27/09	251,000
	Australia & New Zealand Banking Group Ltd., (Australia),
100,000	VAR, 2.50%, 09/23/08 (e)	100,000
274,000	VAR, 2.89%, 12/02/08 (e)	274,000
	Bank of America, N.A.,
490,000	2.80%, 12/05/08 (e)	490,000
763,000	VAR, 3.00%, 10/30/08	763,000
	Bank of Scotland plc, (United Kingdom),
150,000	VAR, 2.45%, 09/05/08 (e)	150,000
570,000	VAR, 2.53%, 10/01/08 (e)	570,000
600,000	Bayerische Landesbank, VAR, 2.53%, 09/24/08	600,000
	BNP Paribas, (France)
225,000	VAR, 2.47%, 09/25/08 (e)	225,000
412,000	VAR, 3.01%, 11/13/08	412,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Commercial Banks — 7.2%
100,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance, (France), VAR, 2.79%, 09/09/08 (e)	100,000
290,000	Caja de Ahorros y Monte de Piedad de Madrid, (Spain), VAR, 2.94%, 10/21/08 (e)	289,999
200,000	Fifth Third Bancorp, VAR, 2.48%, 09/22/08 (e)	200,000
175,000	National Australia Bank Ltd., (Australia), VAR, 2.88%, 09/08/08 (e)	175,000
436,000	Rabobank Nederland N.V., (Netherlands), VAR, 2.99%, 11/10/08 (e)	436,000
133,000	Royal Bank of Canada, (Canada), VAR, 2.45%, 09/05/08 (e)	133,000
	Royal Bank of Scotland plc, (United Kingdom),
250,000	VAR, 2.50%, 09/22/08 (e)	250,000
275,000	VAR, 2.98%, 10/15/08 (e)	275,000
150,000	Svenska Handelsbanken AB, (Sweden), VAR, 2.45%, 09/13/08 (e)	150,000
275,000	UBS AG, (Switzerland), VAR, 2.46%, 09/16/08	275,000
100,000	Wachovia Bank, N.A., VAR, 3.00%, 10/06/08	100,000
	Wells Fargo & Co.,
271,000	VAR, 2.52%, 09/03/08	271,000
360,000	VAR, 2.62%, 09/17/08	360,000
	Westpac Banking Corp.,
196,000	VAR, 2.45%, 09/05/08 (e)	196,000
160,000	VAR, 2.75%, 09/11/08	160,000
	Westpac Trust Securities Ltd.,
411,000	VAR, 2.92%, 10/30/08 (e)	411,000
136,000	VAR, 3.05%, 11/05/08 (e)	136,000
		8,578,131
	Diversified Financial Services — 1.0%
50,000	Allstate Life Global Funding Trusts, VAR, 2.48%, 09/04/08	50,000
	General Electric Capital Corp.,
374,435	3.50%, 02/02/09	375,488
200,000	VAR, 2.17%, 09/03/08	200,008
220,000	VAR, 2.51%, 09/26/08	220,000
350,000	VAR, 2.52%, 09/08/08	350,000
50,000	Structured Asset Repackaged Trust, VAR, 2.55%, 09/16/08 (e) (i)	50,000
		1,245,496
	Total Corporate Notes (Cost $10,693,627)	10,693,627
Master Notes — 1.5%
800,000	Citigroup Global Markets Holdings, Inc., VAR, 2.42%, 09/03/08	800,000
1,070,000	Morgan Stanley & Co., Inc., VAR, 2.42%, 09/03/08	1,070,000
	Total Master Notes (Cost $1,870,000)	1,870,000
Repurchase Agreements — 13.7%
500,000	Banc of America Securities LLC, 2.10%, dated 08/29/08, due 09/02/08, repurchase price $500,117, collateralized by Corporate Bonds and Notes with a value of $510,000	500,000
663,728	Banc of America Securities LLC, 2.14%, dated 08/29/08, due 09/02/08, repurchase price $663,886, collateralized by U.S. Government Agency Securities with a value of $677,003	663,728
600,000	Banc of America Securities LLC, 2.28%, dated 08/29/08, due 09/02/08, repurchase price $600,152, collateralized by Corporate Bonds and Notes with a value of $618,000	600,000
9,900,000	Barclays Capital, Inc., 2.16%, dated 08/29/08, due 09/02/08, repurchase price $9,902,376, collateralized by U.S. Government Agency Securities with a value of $10,098,001	9,900,000
700,000	Barclays Capital, Inc., 2.28%, dated 08/29/08, due 09/02/08, repurchase price $700,177, collateralized by Corporate Bonds and Notes with a value of $721,000	700,000
1,300,000	Citigroup, Inc., 2.28%, dated 08/29/08, due 09/02/08, repurchase price $1,300,329 collateralized by Corporate Bonds and Notes with a value of $1,339,000	1,300,000
1,200,000	Citigroup, Inc., 2.31%, dated 08/29/08, due 09/02/08, repurchase price $1,200,308, collateralized by U.S. Government Agency Securities with a value of $1,236,000	1,200,000
580,587	Deutsche Bank Securities AG, 2.02%, dated 08/29/08, due 09/02/08, repurchase price $580,717, collateralized by U.S. Treasury Securities with a value of $592,199	580,587
800,000	Deutsche Bank Securities AG, 2.28%, dated 08/29/08, due 09/02/08, repurchase price $800,203, collateralized by Corporate Bonds and Notes with a value of $824,000	800,000
250,000	Goldman Sachs & Co., 2.28%, dated 08/29/08, due 09/02/08, repurchase price $250,063, collateralized by U.S. Government Agency Securities with a value of $255,139	250,000
	Total Repurchase Agreements (Cost $16,494,315)	16,494,315

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Time Deposits — 10.9%
500,000	ABN Amro Bank N.V., 1.94%, 09/02/08	500,000
2,000,000	Bayerische Landesbank, 2.15%, 09/02/08	2,000,000
2,260,000	BNP Paribas, 2.15%, 09/02/08	2,260,000
650,000	Commerzbank AG, 2.15%, 09/02/08	650,000
3,000,000	Danske Bank, 2.15%, 09/02/08	3,000,000
2,650,000	ING Bank N.V., 2.15%, 09/02/08	2,650,000
1,851,015	KBC Bank N.V., 1.88%, 09/02/08	1,851,015
176,471	RBS Citizens N.A., 2.00%, 09/02/08	176,471
	Total Time Deposits (Cost $13,087,486)	13,087,486
U.S. Government Agency Securities — 6.7%
4,108	Federal Farm Credit Bank, Series 1, 1.95%, 09/02/08 (n)	4,108
	Federal Home Loan Banking System,
695,260	VAR, 2.29%, 09/03/08	695,260
494,350	VAR, 2.73%, 11/10/08	494,209
	Federal Home Loan Mortgage Corp.,
630,000	DN, 2.75%, 12/22/08 (n)	624,631
198,000	VAR, 2.47%, 09/05/08	197,629
	Federal National Mortgage Association,
404,300	DN, 2.72%, 12/22/08 (n)	400,879
141,909	DN, 2.73%, 12/15/08 (n)	140,791
670,000	DN, 2.76%, 12/10/08 (n)	664,919
730,000	VAR, 2.23%, 09/03/08	729,118
815,000	VAR, 2.23%, 09/03/08	815,000
1,300,000	VAR, 2.72%, 10/27/08	1,299,455
451,000	VAR, 2.73%, 11/08/08	450,865
1,290,000	VAR, 2.74%, 10/21/08	1,290,000
260,000	VAR, 2.75%, 11/12/08	259,959
	Total U.S. Government Agency Securities (Cost $8,066,823)	8,066,823
	Total Investments — 99.8% (Cost $120,009,374)*	120,009,374
	Other Assets in Excess of Liabilities — 0.2%	189,550
	NET ASSETS — 100.0%	$120,198,924

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Certificates of Deposit — 28.7%
48,000	Abbey National Treasury Service plc, Series YCD, VAR, 3.01%, 11/20/08	48,000
	Allied Irish Banks plc,
30,000	2.98%, 09/02/08	30,000
180,000	2.98%, 11/03/08	180,000
106,000	Banco Bilbao Vizcaya Argentaria S.A., 3.19%, 12/23/08	106,002
100,000	Bank of America, N.A., 2.75%, 10/14/08	100,000
	Bank of Scotland plc, (United Kingdom),
27,000	2.84%, 11/28/08	27,000
30,000	2.88%, 09/06/08	30,000
50,000	VAR, 3.00%, 10/17/08	50,000
	Barclays Bank plc, (United Kingdom),
50,000	3.02%, 02/25/09	50,000
65,000	3.12%, 01/23/09	65,000
	BNP Paribas, (France),
27,000	2.87%, 12/05/08	27,000
35,000	2.90%, 12/24/08	35,000
	Caisse Nationale des Caisses d’Epargne et de Prevoyance, (France),
110,000	2.96%, 12/08/08	110,003
176,000	2.97%, 11/28/08	176,004
90,000	3.10%, 11/03/08	90,002
	Calyon N.A. Co.,
62,000	2.75%, 10/06/08	62,000
95,000	2.98%, 10/31/08	95,000
27,000	3.11%, 02/25/09	27,000
	Credit Industriel et Commercial,
38,000	3.00%, 11/03/08	38,000
35,000	3.01%, 11/21/08	35,000
65,000	3.02%, 10/21/08	65,001
43,000	3.02%, 12/09/08	43,000
95,000	3.09%, 12/02/08	95,001
54,000	3.16%, 09/22/08	54,000
41,000	Dexia Bank, 2.85%, 11/20/08	41,000
50,000	National Australia Bank Ltd., (Australia), 2.89%, 12/11/08	50,001
	Natixis,
62,000	2.95%, 12/03/08	62,000
105,000	3.17%, 10/23/08	105,000
54,000	VAR, 2.97%, 09/30/08	54,000
	Rabobank Neverland N.V.,
120,000	2.68%, 10/14/08	120,000
29,000	3.00%, 02/23/09	29,000
	Sanpaolo IMI S.p.A.,
250,000	2.66%, 09/03/08	250,000
55,000	2.90%, 12/01/08	55,000
62,000	VAR, 2.92%, 09/05/08	62,000
80,000	Santander Central Hispano S.A., 3.00%, 10/27/08	80,000
80,000	Skandinaviska Enskilda Banken AB, 3.06%, 10/27/08	80,000
	Societe Generale,
37,000	2.82%, 11/24/08	37,000
50,000	2.82%, 11/28/08	50,000
50,000	3.05%, 09/02/08	50,000
85,000	3.05%, 10/28/08	85,000
30,000	3.05%, 02/27/09	30,000
292,121	Sun Trust Banks, Inc., 2.00%, 09/02/08	292,121
80,000	UBS AG, 2.76%, 09/12/08	80,000
62,000	Ulster Bank Ireland, 2.75%, 10/09/08	62,000
	Total Certificates of Deposit (Cost $3,312,135)	3,312,135
Commercial Paper — 32.5%
100,000	Allied Irish Banks plc, 2.73%, 09/15/08	99,894
	Amstel Funding Corp.,
100,000	2.80%, 09/04/08	99,977
52,000	3.02%, 11/18/08	51,662
12,000	3.07%, 09/16/08	11,985
26,000	3.07%, 09/19/08	25,960
	ASB Finance Ltd., (New Zealand),
30,000	2.94%, 10/07/08 (e)	29,913
23,000	3.00%, 02/23/09	22,675
20,000	3.18%, 01/27/09	19,743
	Atlantis One Funding Corp.,
25,000	3.05%, 10/29/08	24,879
29,000	3.10%, 02/23/09	28,570
70,000	3.18%, 12/23/08	69,312
25,000	Banco Bilbao Vizcaya Argentaria S.A., (United Kingdom), 3.18%, 01/23/09 (e)	24,687
290,000	Bavaria Universal Funding Co., 2.40%, 09/02/08	289,981
	Belmont Funding LLC,
40,000	2.74%, 09/12/08 (e)	39,967
24,000	2.76%, 09/25/08	23,956
54,000	BNZ International Funding Ltd., 2.87%, 12/08/08	53,584
41,000	CAFCO LLC, 3.11%, 02/10/09	40,435
30,000	Cancara Asset Securitisation LLC, (United Kingdom), 2.87%, 11/24/08 (e)	29,800
11,000	Charta Corp., 3.12%, 02/18/09	10,841
17,000	Ciesco LLC, 2.72%, 09/02/08	16,999

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Concord Minutemen Capital Co LLC,
20,000	2.81%, 10/15/08 (e)	19,932
35,000	2.83%, 10/23/08 (e)	34,857
	CRC Funding LLC,
67,000	3.00%, 09/03/08 (e)	66,989
30,000	3.13%, 02/26/09	29,543
115,000	Crown Point Capital Co., 2.92%, 09/05/08 (e)	114,963
100,000	Curzon Funding Ltd., 3.10%, 09/08/08 (e)	99,941
	Dexia Delaware LLC,
45,000	2.85%, 11/19/08	44,721
55,000	2.93%, 11/26/08	54,619
	Ebbets Funding LLC,
50,000	2.71%, 09/18/08 (e)	49,936
30,000	2.74%, 09/12/08 (e)	29,975
	Elysian Funding LLC,
30,000	2.94%, 10/29/08	29,859
45,000	3.07%, 09/19/08 (e)	44,931
29,000	Foxboro Funding Ltd., VAR, 2.70%, 09/02/08	29,000
	Galleon Capital LLC,
36,000	2.92%, 11/13/08	35,788
25,000	2.97%, 10/15/08	24,910
104,000	General Electric Capital Corp., 2.90%, 01/28/09	102,769
21,000	Hannover Funding Co. LLC, 3.22%, 10/23/08	20,903
	Lake Constance Funding LLC,
10,000	2.91%, 10/24/08	9,957
150,000	2.92%, 09/04/08	149,964
	Lexington Parker Capital Corp.,
16,000	2.83%, 10/22/08	15,936
16,000	2.83%, 10/23/08	15,935
	Liberty Street Funding LLC,
50,000	2.70%, 09/02/08 (e)	49,996
16,000	2.92%, 09/11/08	15,987
	LMA Americas LLC,
15,000	2.82%, 11/25/08	14,901
120,000	2.91%, 10/30/08	119,431
50,000	Matchpoint Master Trust, 2.90%, 10/17/08 (e)	49,816
60,000	Natexis Banques Populaires U.S. Finance Co., 3.18%, 12/17/08	59,442
15,000	Natixis Commercial Paper Corp., 2.89%, 11/25/08	14,898
110,000	Picaros Funding LLC, 3.11%, 10/20/08 (e)	109,542
	Raiffeisen Zentralbank Oesterreich AG, (Austria),
75,000	2.86%, 10/08/08	74,781
75,000	2.87%, 11/14/08	74,561
	Scaldis Capital LLC, (United Kingdom),
42,000	2.79%, 10/27/08 (e)	41,818
125,000	2.79%, 10/28/08	124,450
30,000	Silver Tower US Funding LLC, 2.90%, 09/03/08	29,995
	St. George Bank Ltd.,
35,000	2.71%, 10/24/08	34,861
50,000	2.76%, 10/15/08	49,832
123,000	2.80%, 09/15/08	122,866
75,000	Suncorp-Metway Ltd., (Australia), 2.68%, 09/17/08 (e)	74,911
	Swedbank Hypotek AB, (Sweden),
76,800	2.79%, 09/18/08	76,699
47,000	3.04%, 11/18/08	46,692
25,000	3.04%, 11/24/08	24,824
	Tasman Funding, Inc.,
14,000	3.14%, 10/27/08 (e)	13,932
11,000	3.23%, 11/21/08	10,921
	Thames Asset Global Securitization, Inc.,
58,952	2.83%, 10/07/08 (e)	58,787
32,000	2.87%, 10/27/08 (e)	31,858
45,000	Tulip Funding Corp., 2.72%, 09/02/08	44,997
100,000	UBS Finance Delaware LLC, 2.83%, 11/24/08	99,349
15,000	UniCredito Italiano Bank Ireland plc, (Ireland), 2.71%, 10/21/08 (e)	14,944
	Versailles Commercial Paper LLC,
100,000	3.02%, 10/07/08 (e)	99,700
136,000	3.03%, 10/17/08 (e)	135,479
	Total Commercial Paper (Cost $3,760,518)	3,760,518
Corporate Notes — 19.0%
	Capital Markets — 0.8%
57,000	Banque Federative du Credit Mutuel, (France), VAR, 2.96%, 11/28/08 (e) (i)	57,000
40,000	Merrill Lynch & Co., Inc., VAR, 2.54%, 09/03/08	40,000
		97,000
	Commercial Banks — 15.6%
42,000	ABN Amro Bank N.V., (Netherlands), VAR, 3.00%, 10/30/08 (e) (m)	42,000
	ANZ National International, Ltd., (New Zealand),
50,000	VAR, 2.47%, 09/05/08 (e)	50,000
25,000	VAR, 3.02%, 03/04/09 (e)	25,000
31,000	VAR, 3.03%, 02/27/09 (e)	31,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
	Commercial Banks — 15.6%
	Australia & New Zealand Banking Group Ltd., (Australia),
50,000	VAR, 2.50%, 09/24/08 (e)	50,000
27,000	VAR, 2.89%, 12/02/08 (e)	27,000
83,000	Bank of America, N.A., VAR, 3.00%, 10/30/08	83,000
70,000	Bank of Ireland, (Ireland), VAR, 2.48%, 09/18/08 (e)	70,000
175,000	Bank of Scotland plc, (United Kingdom), VAR, 2.53%, 10/01/08 (e)	175,000
254,000	Bayerische Landesbank, VAR, 2.53%, 09/24/08	254,000
	BNP Paribas, (France),
30,000	VAR, 2.47%, 09/25/08 (e)	30,000
46,000	VAR, 3.01%, 11/13/08	46,000
25,000	Caja de Ahorros y Monte de Piedad de Madrid, (Spain), VAR, 2.94%, 10/21/08 (e)	25,000
50,000	HSBC USA, Inc., VAR, 2.48%, 09/15/08	50,000
100,000	Kommunalkredit Austria AG, (Austria), VAR, 2.50%, 09/19/08 (e)	100,000
51,000	Rabobank Nederland N.V., (Netherlands), VAR, 2.99%, 11/10/08 (e)	51,000
	Royal Bank of Scotland plc, (United Kingdom),
190,000	VAR, 2.50%, 09/22/08 (e)	190,001
30,000	VAR, 2.98%, 10/15/08 (e)	30,000
50,000	Svenska Handelsbanken AB, (Sweden), VAR, 2.45%, 09/13/08 (e)	50,000
30,000	UBS AG, (Switzerland), VAR, 2.46%, 09/16/08	30,000
90,000	Wachovia Bank, N.A., VAR, 3.00%, 10/06/08	90,000
	Wells Fargo & Co.,
75,000	VAR, 2.52%, 09/03/08	75,000
45,000	VAR, 2.62%, 09/17/08	45,000
	Westpac Banking Corp.,
22,000	VAR, 2.45%, 09/05/08 (e)	22,000
100,000	VAR, 3.01%, 09/17/08 (e)	100,000
	Westpac Trust Securities Ltd.,
45,000	VAR, 2.92%, 10/30/08 (e)	45,000
14,000	VAR, 3.05%, 11/05/08 (e)	14,000
		1,800,001
	Diversified Financial Services — 2.3%
30,000	Allstate Life Global Funding Trusts, VAR, 2.48%, 09/04/08	30,000
	General Electric Capital Corp.,
40,000	3.50%, 02/02/09	40,112
150,000	VAR, 2.52%, 09/08/08	150,000
50,000	Structured Asset Repackaged Trust, VAR, 2.55%, 09/16/08 (e) (i)	50,000
		270,112
	Life & Health Insurance — 0.3%
32,300	Hartford Life Global Funding Trusts, VAR, 2.49%, 09/15/08	32,300
	Total Corporate Notes (Cost $2,199,413)	2,199,413
Master Note — 0.9%
100,000	Citigroup Global Markets Holdings, Inc., VAR, 2.42%, 09/03/08 (Cost $100,000)	100,000
Repurchase Agreements — 13.4%
1,000,000	Barclays Capital, Inc., 2.16%, dated 08/29/08, due 09/02/08, repurchase price $1,000,240, collateralized by U.S. Government Agency Securities with a value of $1,029,758	1,000,000
200,000	Citigroup, Inc., 2.31%, dated 08/29/08, due 09/02/08, repurchase price $200,051, collateralized by U.S. Government Agency Securities with a value of $204,659	200,000
250,000	Deutsche Bank Securities AG, 2.28%, dated 08/29/08, due 09/02/08, repurchase price $250,063, collateralized by U.S. Government Agency Securities with a value of $257,500	250,000
100,000	Merrill Lynch & Co., Inc., 2.33%, dated 08/29/08, due 09/02/08, repurchase price $100,026, collateralized by Corporate Bonds and Notes with a value of $103,003	100,000
	Total Repurchase Agreements (Cost $1,550,000)	1,550,000
U.S. Government Agency Securities — 5.4%
50,000	Federal Home Loan Banking System, VAR, 2.73%, 11/10/08	49,986
112,000	Federal Home Loan Mortgage Corp., DN, 2.75%, 12/22/08 (n)	111,052
	Federal National Mortgage Association,
50,000	DN, 2.76%, 12/10/08 (n)	49,621
140,000	VAR, 2.23%, 09/03/08	139,819
130,000	VAR, 2.72%, 10/27/08	129,945
138,000	VAR, 2.74%, 10/21/08	138,000
	Total U.S. Government Agency Securities (Cost $618,423)	618,423
	Total Investments — 99.9% (Cost $11,540,489)*	11,540,489
	Other Assets in Excess of Liabilities — 0.1%	15,826
	NET ASSETS — 100.0%	$11,556,315

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 81.4%
	Federal Farm Credit Bank — 2.8%
150,000	VAR, 2.03%, 06/01/09	149,989
250,000	VAR, 2.09%, 06/26/09	249,980
250,000	VAR, 2.35%, 06/28/10	250,000
300,000	VAR, 2.43%, 06/09/10	300,000
		949,969
	Federal Home Loan Bank — 45.4%
100,000	2.20%, 10/24/08	99,986
100,000	2.28%, 01/13/09	99,986
250,000	2.29%, 03/24/09	250,000
225,000	2.35%, 04/21/09	225,000
215,500	2.38%, 05/14/09	215,214
241,850	2.38%, 05/27/09	241,477
391,000	2.45%, 05/04/09	391,030
171,525	2.45%, 05/07/09	171,525
93,000	2.50%, 05/07/09	93,000
186,000	2.51%, 04/24/09	186,000
150,000	2.60%, 06/17/09	149,998
300,000	2.63%, 02/27/09	300,000
475,000	2.65%, 02/27/09	475,000
150,000	2.65%, 06/04/09	149,810
150,000	2.65%, 07/02/09	149,994
154,800	2.90%, 02/27/09	154,800
175,025	3.63%, 11/14/08	175,441
254,447	DN, 1.95%, 09/02/08 (n)	254,433
457,000	DN, 2.35%, 09/26/08 (n)	456,254
205,000	DN, 2.39%, 02/18/09 (n)	202,725
900,000	VAR, 2.02%, 02/20/09	900,000
500,000	VAR, 2.04%, 03/06/09	500,000
850,000	VAR, 2.06%, 03/20/09	850,000
500,000	VAR, 2.07%, 06/10/09	500,000
270,000	VAR, 2.07%, 08/27/09	270,000
850,000	VAR, 2.09%, 08/07/09	849,844
600,000	VAR, 2.13%, 02/20/09	600,000
300,000	VAR, 2.14%, 02/20/09	300,000
850,000	VAR, 2.36%, 08/06/09	849,922
130,000	VAR, 2.37%, 07/22/09	130,000
500,000	VAR, 2.40%, 08/13/09	500,000
375,000	VAR, 2.40%, 08/27/09	374,927
350,000	VAR, 2.41%, 03/19/10	349,925
465,000	VAR, 2.44%, 12/05/08	465,000
490,000	VAR, 2.58%, 12/01/08	490,000
475,000	VAR, 2.59%, 01/12/09	475,000
438,600	VAR, 2.62%, 01/05/09	438,673
1,785,000	VAR, 2.65%, 08/05/09	1,785,071
		15,070,035
	Federal Home Loan Mortgage Corp. — 8.0%
50,000	2.30%, 03/19/09	50,000
100,000	2.63%, 06/05/09	100,032
64,633	DN, 2.32%, 12/01/08 (n)	64,259
104,593	DN, 2.35%, 09/23/08 (n)	104,443
103,449	DN, 2.35%, 10/06/08 (n)	103,214
171,649	DN, 2.40%, 10/21/08 (n)	171,082
200,000	DN, 2.42%, 12/08/08 (n)	198,696
109,736	DN, 2.42%, 03/02/09 (n)	108,416
321,680	DN, 2.46%, 10/31/08 (n)	320,372
45,000	DN, 2.47%, 10/27/08 (n)	44,828
160,468	DN, 2.58%, 12/15/08 (n)	159,275
350,000	DN, 2.64%, 11/19/08 (n)	347,988
370,000	VAR, 2.44%, 09/18/09	370,000
500,000	VAR, 2.64%, 12/26/08	499,889
		2,642,494
	Federal National Mortgage Association — 25.2%
143,854	Zero Coupon, 10/01/08	143,576
639,935	Zero Coupon, 11/03/08	636,945
421,624	Zero Coupon, 12/01/08	418,747
85,000	5.13%, 09/02/08	85,006
100,000	DN, 2.11%, 11/24/08 (n)	99,512
100,000	DN, 2.12%, 12/01/08 (n)	99,472
100,000	DN, 2.13%, 12/31/08 (n)	99,294
400,000	DN, 2.24%, 12/22/08 (n)	397,250
500,000	DN, 2.26%, 09/17/08 (n)	499,500
500,000	DN, 2.33%, 09/22/08 (n)	499,323
100,000	DN, 2.35%, 10/01/08 (n)	99,805
230,000	DN, 2.36%, 10/08/08 (n)	229,444
200,000	DN, 2.40%, 10/20/08 (n)	199,351
34,000	DN, 2.40%, 01/05/09 (n)	33,718
125,000	DN, 2.41%, 11/03/08 (n)	124,477
300,000	DN, 2.47%, 10/27/08 (n)	298,857
150,000	DN, 2.51%, 10/29/08 (n)	149,398
300,000	DN, 2.54%, 11/17/08 (n)	298,383
220,000	DN, 2.57%, 12/10/08 (n)	218,448
140,811	DN, 2.57%, 12/15/08 (n)	139,765
910,000	VAR, 2.23%, 09/03/09	909,367
500,000	VAR, 2.31%, 12/30/09	499,472
435,000	VAR, 2.34%, 12/29/09	433,965
963,000	VAR, 2.64%, 07/28/09	962,752

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	Federal National Mortgage Association — Continued
250,000	VAR, 2.73%, 02/08/10	249,925
495,000	VAR, 2.74%, 01/21/10	495,000
25,000	VAR, 5.00%, 09/15/08	25,026
		8,345,778
	Total U.S. Government Agency Securities (Cost $27,008,276)	27,008,276
Repurchase Agreements — 20.5%
6,000,000	Barclays Capital, Inc., 2.16%, dated 08/29/08, due 09/02/08, repurchase price $6,001,440, collateralized by U.S. Treasury Securities with a value of $6,120,000 (m)	6,000,000
283,923	Deutsche Bank Securities AG, 2.14%, dated 08/29/08, due 09/02/08, repurchase price $283,991, collateralized by U.S. Government Agency Securities with a value of $289,602	283,923
506,466	Deutsche Bank Securities AG, 2.14%, dated 08/29/08, due 09/02/08, repurchase price $506,586, collateralized by U.S. Government Agency Securities with a value of $516,522	506,466
	Total Repurchase Agreements (Cost $6,790,389)	6,790,389
	Total Investments — 101.9% (Cost $33,798,665)*	33,798,665
	Liabilities in Excess of Other Assets — (1.9)%	(644,819)
	NET ASSETS — 100.0%	$33,153,846

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 21.2%
	U.S. Treasury Bills — 18.8%
1,072,329	1.35%, 09/04/08 (n)	1,072,209
200,000	2.01%, 11/20/08 (n)	199,116
250,000	2.07%, 12/11/08 (n)	248,560
600,000	2.11%, 11/13/08 (n)	597,460
230,000	2.17%, 08/27/09 (n)	225,112
200,000	2.36%, 12/18/08 (n)	198,599
250,000	2.43%, 06/04/09 (n)	245,448
		2,786,504
	U.S. Treasury Notes — 2.4%
350,000	4.88%, 10/31/08	351,950
	Total U.S. Treasury Obligations (Cost $3,138,454)	3,138,454
Repurchase Agreements — 78.8%
950,000	Banc of America Securities LLC, 2.00%, dated 08/29/08, due 09/02/08, repurchase price $950,211, collateralized by U.S. Treasury Securities with a value of $969,000	950,000
2,779,977	Barclays Capital, Inc., 2.04%, dated 08/29/08, due 09/02/08, repurchase price $2,780,607, collateralized by U.S. Treasury Securities with a value of $2,835,577 (m)	2,779,977
1,000,000	Credit Suisse First Boston LLC, 2.03%, dated 08/29/08, due 09/02/08, repurchase price $1,000,226, collateralized by U.S. Treasury Securities with a value of $1,020,010	1,000,000
2,850,000	Deutsche Bank Securities AG, 2.02%, dated 08/29/08, due 09/02/08, repurchase price $2,850,640, collateralized by U.S. Treasury Securities with a value of $2,907,000	2,850,000
700,000	Greenwich Capital Markets, Inc., 2.00%, dated 08/29/08, due 09/02/08, repurchase price $700,156, collateralized by U.S. Treasury Securities with a value of $714,000	700,000
2,000,000	HSBC Securities (USA), 2.00%, dated 08/29/08, due 09/02/08, repurchase price $2,000,444, collateralized by U.S. Treasury Securities with a value of $2,040,000	2,000,000
500,000	Lehman Brothers, Inc., 2.00%, dated 08/29/08, due 09/02/08, repurchase price $500,111, collateralized by U.S. Treasury Securities with a value of $510,004	500,000
150,000	Merrill Lynch & Co., Inc., 1.70%, dated 08/29/08, due 09/02/08, repurchase price $150,028, collateralized by U.S. Treasury Securities with a value of $153,000	150,000
500,000	Merrill Lynch & Co., Inc., 2.00%, dated 08/29/08, due 09/02/08, repurchase price $500,111, collateralized by U.S. Treasury Securities with a value of $510,004	500,000
250,000	UBS Warbug LLC, 2.00%, dated 08/29/08, due 09/02/08, repurchase price $250,056, collateralized by U.S. Treasury Securities with a value of $255,002	250,000
	Total Repurchase Agreements (Cost $11,679,977)	11,679,977
	Total Investments — 100.0% (Cost $14,818,431)*	14,818,431
	Liabilities in Excess of Other Assets — 0.0% (g)	(4,774)
	NET ASSETS — 100.0%	$14,813,657

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Government Agency Securities — 99.8%
	Federal Farm Credit Bank — 30.1%
105,000	2.42%, 05/28/09	105,000
100,000	2.45%, 05/27/09	100,000
80,000	2.96%, 06/18/09	79,997
85,000	DN, 2.17%, 11/26/08 (n)	84,563
150,000	DN, 2.20%, 01/21/09 (n)	148,716
50,000	DN, 2.40%, 11/10/08 (m) (n)	49,769
100,000	DN, 2.47%, 12/08/08 (n)	99,336
40,000	DN, 2.51%, 05/15/09 (n)	39,303
40,000	DN, 2.51%, 06/04/09 (n)	39,249
200,000	DN, 2.53%, 11/24/08 (n)	198,833
10,000	DN, 2.83%, 06/10/09 (n)	9,785
100,000	DN, 2.92%, 06/19/09 (n)	97,704
250,000	VAR, 1.95%, 02/10/09	249,984
75,000	VAR, 1.96%, 10/03/08	74,999
62,500	VAR, 1.96%, 10/20/08	62,499
100,000	VAR, 1.96%, 04/13/09	99,991
100,000	VAR, 1.96%, 04/20/09	99,994
350,000	VAR, 1.97%, 12/18/08	349,995
280,000	VAR, 2.03%, 04/30/09	280,000
80,000	VAR, 2.03%, 06/01/09	79,994
324,150	VAR, 2.07%, 07/22/09	324,150
250,000	VAR, 2.09%, 06/26/09	249,980
146,000	VAR, 2.09%, 03/03/10	146,000
275,000	VAR, 2.11%, 03/12/10	275,000
60,000	VAR, 2.32%, 10/01/08	59,999
75,000	VAR, 2.33%, 01/23/09	74,994
100,000	VAR, 2.35%, 06/28/10	100,000
135,000	VAR, 2.37%, 07/20/09	134,988
330,000	VAR, 2.38%, 08/24/09	330,000
11,000	VAR, 2.39%, 02/12/09	11,002
50,000	VAR, 2.45%, 08/04/09	50,000
		4,105,824
	Federal Home Loan Bank — 67.2%
125,000	2.29%, 04/22/09	124,985
180,000	2.30%, 04/03/09	179,970
150,000	2.35%, 04/21/09	150,000
150,000	2.41%, 03/19/10	149,968
215,000	2.44%, 09/24/08	215,000
134,000	2.65%, 02/27/09	134,000
55,975	4.50%, 10/14/08	56,032
41,795	DN, 1.95%, 09/02/08 (n)	41,793
455,386	DN, 2.20%, 09/05/08 (n)	455,275
400,000	DN, 2.22%, 09/15/08 (n)	399,655
423,847	DN, 2.23%, 09/10/08 (n)	423,611
135,000	DN, 2.23%, 09/16/08 (n)	134,874
500,000	DN, 2.25%, 09/22/08 (n)	499,344
635,000	DN, 2.26%, 09/17/08 (n)	634,364
450,000	DN, 2.27%, 09/19/08 (n)	449,489
250,000	DN, 2.32%, 09/03/08 (n)	249,968
92,133	DN, 2.34%, 09/12/08 (n)	92,067
650,000	DN, 2.35%, 09/26/08 (n)	648,939
250,000	DN, 2.37%, 10/08/08 (n)	249,395
50,450	DN, 2.55%, 10/27/08 (n)	50,251
398,000	DN, 2.58%, 11/19/08 (n)	395,764
26,000	DN, 2.60%, 11/21/08 (n)	25,849
100,000	VAR, 2.02%, 02/20/09	100,000
100,000	VAR, 2.03%, 11/20/08	100,000
130,000	VAR, 2.04%, 03/06/09	130,000
90,000	VAR, 2.06%, 03/20/09	90,000
130,000	VAR, 2.09%, 08/07/09	129,976
95,000	VAR, 2.11%, 11/20/08	94,885
110,000	VAR, 2.12%, 02/13/09	110,000
105,000	VAR, 2.14%, 02/20/09	105,000
25,000	VAR, 2.19%, 03/26/09	25,000
475,000	VAR, 2.23%, 03/26/10	474,934
130,000	VAR, 2.36%, 08/06/09	129,988
25,000	VAR, 2.37%, 02/17/09	25,000
65,000	VAR, 2.37%, 07/22/09	65,000
190,000	VAR, 2.44%, 05/01/09	190,000
262,000	VAR, 2.59%, 01/12/09	262,000
150,000	VAR, 2.60%, 06/17/09	149,998
387,300	VAR, 2.62%, 01/05/09	387,314
265,000	VAR, 2.64%, 10/16/08	264,991
362,050	VAR, 2.64%, 11/14/08	362,028
70,125	VAR, 2.65%, 08/05/09	70,153
50,750	VAR, 2.68%, 02/11/09	50,750
95,630	VAR, 2.69%, 02/18/09	95,630
		9,173,240
	Tennessee Valley Authority — 0.2%
20,000	5.38%, 11/13/08	20,106

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
	U.S. Treasury Bills — 2.3%
185,671	1.25%, 09/04/08 (n)	185,652
139,000	2.17%, 08/27/09 (n)	136,046
		321,698
	Total U.S. Government Agency Securities (Cost $13,620,868)	13,620,868
	Total Investments — 99.8% (Cost $13,620,868)*	13,620,868
	Other Assets in Excess of Liabilities — 0.2%	24,665
	NET ASSETS — 100.0%	$13,645,533

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
U.S. Treasury Obligations — 100.0%
	U.S. Treasury Bills — 99.4% (n)
2,014,000	1.55%, 10/23/08	2,009,516
1,890,096	1.62%, 10/16/08	1,886,281
1,998,836	1.70%, 10/02/08 (c)	1,995,926
2,500,000	1.70%, 10/30/08	2,493,047
2,575,911	1.70%, 11/06/08	2,567,925
2,250,000	1.70%, 11/28/08	2,240,708
2,000,000	1.72%, 09/25/08	1,997,715
382,245	1.77%, 12/04/08 (c)	380,491
4,198,978	1.79%, 09/11/08 (c) (m)	4,196,897
473,776	1.81%, 09/15/08	473,442
2,550,000	1.84%, 10/09/08 (c)	2,545,064
4,152,328	1.85%, 09/04/08 (c)	4,151,726
3,995,725	1.87%, 09/18/08	3,992,198
700,000	1.94%, 01/15/09	694,907
2,730,000	2.01%, 11/20/08	2,718,736
100,000	2.07%, 12/11/08	99,488
3,090,000	2.11%, 11/13/08	3,078,461
		37,522,528
	U.S. Treasury Note — 0.6%
250,000	4.63%, 09/30/08	250,604
	Total Investments — 100.0% (Cost $37,773,132)*	37,773,132
	Liabilities in Excess of Other Assets — 0.0% (g)	(18,430)
	NET ASSETS — 100.0%	$37,754,702

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Municipal Bonds — 95.1%
	Alabama — 2.7%
14,810	ABN AMRO Munitops Certificate Trust, Special Tax, Series 2001-16, VRDO, MBIA, 3.34%, 09/04/08	14,810
28,000	Alabama Special Care Facilities Financing Authority, Series 2912, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.84%, 09/04/08	28,000
7,500	Birmingham Medical Clinic Board, University of Alabama Health Services Foundation, Rev., VRDO, LOC: Suntrust Bank, 1.85%, 09/03/08	7,500
2,600	Birmingham Public Educational Building Authority, Class A, Rev., VRDO, LOC: Wachovia Bank N.A., 1.87%, 09/04/08	2,600
13,500	Columbia IDB, PCT, Alabama Power Co. Project, Series C, Rev., VRDO, 2.42%, 09/03/08	13,500
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VRDO, LOC: Regions Bank, 1.89%, 09/03/08	15,000
25,000	DFA Municipal Trust, Series 2008-38, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.14%, 09/03/08	25,000
10,000	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, AMBAC-TCRS-Bank of New York, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	10,000
	Huntsville Health Care Authority,
60,920	Series 2648, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.99%, 09/04/08	60,920
91,230	Series A, Rev., VRDO, LOC: Regions Bank, 1.60%, 09/03/08	91,230
17,795	Jefferson County, Sewer, Series 352, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08 (p)	17,795
212,200	Lower Alabama Gas District, Series A, Rev., VRDO, LIQ: Societe Generale, 2.00%, 09/04/08	212,200
3,410	Mobile County IDA, PCR, ExxonMobil Project, Rev., VRDO, 2.50%, 09/03/08	3,410
16,500	Montgomery IDB, General Electric Co. Project, Rev., VRDO, 2.15%, 09/03/08	16,500
4,000	Selma IDB, Specialty Minerals Project, Rev., VRDO, LOC: Wachovia Bank N.A., 1.85%, 09/03/08	4,000
258,403	Southeast Alabama Gas District, Supply Project, Series A, Rev., VRDO, 2.45%, 09/03/08	258,403
4,425	Tuscaloosa County Board of Education, Special Tax, TAW, VRDO, LOC: Regions Bank, 1.89%, 09/03/08	4,425
18,000	University of Alabama-Birmingham Project, Series B, Rev., VRDO, LOC: Regions Bank, 1.89%, 09/03/08	18,000
39,690	West Jefferson IDA, Alabama Power Company Project, Rev., VRDO, 2.29%, 09/03/08	39,690
		842,983
	Alaska — 0.6%
	Alaska Housing Finance Corp.,
33,880	Series B, Rev., VRDO, 1.60%, 09/05/08	33,880
10,270	Series PZ-126, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 1.87%, 09/05/08	10,270
480	City of Valdez, BP Pipelines, Inc. Project, Rev., VRDO, 2.50%, 09/03/08	480
	City of Valdez, Marine Term Refunding Balance Exxon Pipeline Co. Project,
8,500	Rev., VRDO, 2.20%, 09/03/08	8,500
300	Series A, Rev., VRDO, 2.50%, 09/03/08	300
400	Series B, Rev., VRDO, 2.50%, 09/03/08	400
9,900	Series C, Rev., VRDO, 2.50%, 09/03/08	9,900
117,295	Lehman Municipal Trust Receipts, Various States, Series P29W, Regulation D, Rev., VRDO, FSA, LIQ: Lehman Liquidity Co., 2.25%, 09/04/08	117,295
		181,025
	Arizona — 1.1%
	Apache County IDA, Tucson Electric Power Co.,
24,200	Series 83-A, Rev., VRDO, LOC: ABN Amro Bank N.V., 1.75%, 09/03/08	24,200
57,600	Series 83-B, Rev., VRDO, LOC: Bank Of New York, 1.70%, 09/03/08	57,600
7,700	Apache County IDA, Tucson Electric Power Co., Springville, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.75%, 09/03/08	7,700
44,900	Arizona Health Facilities Authority, Series 1782, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.84%, 09/04/08	44,900
39,365	Dexia Credit Local Certificates Trust, Series 2008-064, GO, VRDO, LIQ: Dexia Credit Local, 1.94%, 11/13/08	39,365
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	7,160
2,000	Phoenix IDA, Del Mar Terrace, Rev., Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.88%, 09/03/08	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Arizona — Continued
	Phoenix IDA, Paradise Lakes Apartments,
17,500	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 1.82%, 09/03/08	17,500
16,000	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 1.91%, 09/03/08	16,000
21,800	Pima County IDA, Tucson Electric, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.70%, 09/03/08	21,800
21,700	Pima County IDA, Tucson Electric Irvington, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.70%, 09/03/08	21,700
25,585	Pinal County Electric District No.3, Series U-2, Rev., VRDO, 2.09%, 09/04/08	25,585
6,025	Salt River Project Agricultural Improvement & Power District, Electric Systems, Series ROCS-RR-II-R-12029, Rev., VRDO, LIQ: Citigroup Financial Products, 1.80%, 09/04/08	6,025
6,850	Salt River Project Agricultural Improvement & Power District, Electric Systems, Series 1430, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.84%, 09/04/08	6,850
	Salt Verde Financial Corp.,
15,900	Series ROCS-RR-II-R-11258, Rev., VRDO, LIQ: Citibank N.A., 2.09%, 09/03/08	15,900
21,770	Series ROCS-RR-II-R-11260, Rev., VRDO, LIQ: Citibank N.A., 2.09%, 09/04/08	21,770
7,960	Yavapai County, Highway Construction, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.77%, 09/03/08	7,960
		344,015
	Arkansas — 0.0% (g)
3,830	City of Lowell, IDR, Arkansas Democrat-Gazette Project, Rev., VRDO, LOC: Bank Of New York, 1.90%, 09/03/08	3,830
	California — 4.7%
2,385	ABAG Finance Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.95%, 09/04/08	2,385
20,000	ABAG Finance Authority for Nonprofit Corps., Oshman Family Jewish Community, Rev., VRDO, LOC: Lasalle Bank N.A., 2.20%, 09/03/08 (p)	20,000
	Access to Loans for Learning Student Loan Corp.,
23,700	Series II-A-03, Class A, Rev., VRDO, 2.50%, 09/03/08	23,700
36,900	Series II-A-10, Rev., VRDO, 2.50%, 09/03/08	36,900
45,000	Series II-A-11, Rev., VRDO, 2.63%, 09/03/08	45,000
59,180	Bay Area Toll Authority, Rev., VRDO, 1.80%, 09/03/08	59,180
2,000	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: Mellon Bank N.A., 1.90%, 09/03/08	2,000
50,275	California Educational Facilities Authority, St. Mary’s, Rev., VRDO, MBIA, LOC: Bank Of America N.A., 1.70%, 09/03/08	50,275
25,200	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VRDO, LOC: Bank Of America N.A., 1.54%, 09/03/08	25,200
11,235	California Health Facilities Financing Authority, Stanford Hospital, Series C, Rev., VRDO, FSA, 1.50%, 09/03/08	11,235
22,300	California Housing Finance Agency, Series A, Rev., VRDO, AMT, 1.75%, 09/03/08	22,300
	California Housing Finance Agency, Home Mortgage,
10,635	Series F, Rev., VRDO, FSA, 2.17%, 09/03/08	10,635
1,400	Series H, Rev., VRDO, AMT, 2.67%, 09/03/08	1,400
28,750	Series H, Rev., VRDO, AMT, FSA, LIQ: Dexia Credit Local, 2.15%, 09/05/08	28,750
4,300	Series K, Rev., VRDO, AMT, 2.20%, 09/03/08	4,300
18,725	Series M, Rev., VRDO, AMT, 2.25%, 09/03/08	18,725
	California Housing Finance Agency, Multi-Family Housing,
5,270	Series A, Rev., VRDO, 2.25%, 09/03/08	5,270
5,370	Series A, Rev., VRDO, AMT, 2.67%, 09/04/08	5,370
2,600	Series C-3, Rev., VRDO, 1.98%, 09/04/08	2,600
27,335	Series III-E, Rev., VRDO, GO, 1.80%, 09/05/08	27,335
1,125	Series III-G, Rev., VRDO, AMT, 1.98%, 09/03/08	1,125
5,620	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank Of Canada N.A., 1.90%, 09/03/08	5,620
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.90%, 09/03/08	1,610
	California State Department of Water Resources, Power Supply,
9,600	Series 1201R, Rev., VRDO, MBIA-IBC, 1.82%, 05/01/11	9,600
6,750	Series B-2, Rev., VRDO, LOC: BNP Paribas, 2.40%, 09/02/08	6,750
2,940	Series B-3, Rev., VRDO, LOC: Bank Of New York, 2.10%, 09/02/08	2,940

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
10,125	Series B-4, Rev., VRDO, LOC: Bayerische Landesbank, 2.30%, 09/02/08	10,125
500	Series C-13, Rev., VRDO, FSA, 1.93%, 09/03/08	500
4,910	Series Sub Series F-5, Rev., VRDO, LOC: Citibank N.A., 2.40%, 09/03/08	4,910
21,000	California State University, Series ROCS-RR-II-R-12063, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 2.30%, 09/04/08	21,000
	California Statewide Communities Development Authority,
17,820	Series ROCS-RR-II-R-10005CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.96%, 09/04/08	17,820
27,300	Series ROCS-RR-II-R-10248CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.83%, 09/04/08	27,300
18,905	Series ROCS-RR-II-R-13053CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.96%, 09/04/08	18,905
15,770	Series ROCS-RR-II-R-13057CE, Rev., VRDO, LIQ: Citigroup Financial Products, 2.11%, 09/04/08	15,770
18,000	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Rev., VAR, 1.95%, 05/28/09	18,000
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/04/08	3,420
14,180	California Statewide Communities Development Authority, North Peninsula Jewish Center, Rev., VRDO, LOC: Bank Of America N.A., 2.25%, 09/03/08	14,180
9,750	California Statewide Communities Development Authority, Westgate Pasadena Apartments, Series G, Rev., VRDO, LOC: Bank Of America N.A., 1.60%, 09/02/08	9,750
4,363	Chino Basin Regional Financing Authority, Series 2366, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	4,363
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/04/08	3,950
720	City of Glendale, Hospital, Series 2415, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	720
650	City of Irvine, Improvement Bond Act of 1915, Limited Obligation Assessment District No. 00-18, Special Assessment, Series A, No. 00-18 Special Assessment, VRDO, LOC: Bank of New York, 2.25%, 09/03/08	650
1,900	City of Los Angeles, Loans to Lender Program, Series A, Rev., VRDO, LOC: Federal Home Loan Bank, 2.27%, 09/02/08	1,900
4,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/04/08	4,800
10,000	Corcoran, Water System Project, COP, VRDO, LOC: Union Bank Of Canada N.A., 1.57%, 09/04/08	10,000
	Deutsche Bank Spears/Lifers Trust Various States,
6,995	Series DB-318, VRDO, Tax Allocation, AMBAC, LIQ: Deutsche Bank A.G., 1.82%, 09/05/08	6,995
15,750	Series DB-362, GO, VRDO, AMBAC, LIQ: Deutsche Bank A.G., 1.82%, 09/05/08	15,750
	DFA Municipal Trust,
50,000	Series 2008-32, Rev., VRDO, AMBAC, LOC: Depfa Bank plc, 2.24%, 09/03/08	50,000
99,800	Series 2008-33, Rev., VRDO, AMBAC, LOC: Depfa Bank plc, 2.24%, 09/03/08	99,800
11,710	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, Tax Allocation, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	11,710
13,455	Eclipse Funding Trust, Solar Eclipse, Sacramento, Series 2006-0079, COP, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.82%, 09/03/08	13,455
13,855	Eclipse Funding Trust, Solar Eclipse, Tax Allocation, Series 2006-0067, VRDO, Tax Allocation, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.82%, 09/04/08	13,855
49,500	Golden State Tobacco Securitization Corp., EAGLE, Series 2007-0109, Class A, Rev., VRDO, BHAC-CR, FGIC, LIQ: Citibank N.A., 1.82%, 09/04/08	49,500
	Irvine Ranch Water District,
19,900	COP, VRDO, 2.40%, 09/03/08	19,900
10,515	Series A, GO, VRDO, LOC: Landesbank Baden-Wurttemburg, 2.40%, 09/03/08	10,515
1,600	Irvine Ranch Water District, Capital Improvement Project, COP, VRDO, LOC: Landesbank Baden-Wurttemburg, 2.24%, 09/03/08	1,600

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
30,520	Long Beach Bond Finance Authority, Series 2143, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	30,520
21,250	Los Angeles County Metropolitan Transportation Authority, Series ROCS-RR-II-R-12077, Rev., VRDO, FSA, LIQ: Bayerische Landesbank, 1.91%, 09/04/08	21,250
5,565	Los Angeles Department of Water & Power, Series ROCS-RR-II-11281, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.99%, 09/04/08	5,565
3,600	Los Angeles Regional Airports Improvement Corp., Sublease, L.A. International Airport, Series LAX2, Rev., VRDO, LOC: Societe Generale, 2.45%, 09/02/08	3,600
17,000	Macon Trust Various States, Special Tax, Series 2007-336, VRDO, LOC: Bank Of America N.A., LIQ: Bank Of America N.A., 1.90%, 09/04/08	17,000
	Metropolitan Water District of Southern California,
21,000	Series A-1, Rev., VRDO, 1.65%, 09/03/08	21,000
35,800	Series A-2, Rev., VRDO, 1.48%, 09/03/08	35,800
2,200	Series B-3, Rev., VRDO, 2.01%, 09/03/08	2,200
300	Series C-2, Rev., VRDO, 2.25%, 09/03/08	300
88,846	Northern California Gas Authority No. 1, Series 1811, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 3.00%, 09/04/08	88,845
3,325	Orange County Sanitation District, Series A, COP, VRDO, 2.25%, 09/02/08	3,325
750	Orange County Sanitation District, Series B, COP, VRDO, 2.25%, 09/02/08	750
	Puttable Floating Option Tax-Exempt Receipts,
19,990	Series MT-557, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.10%, 09/05/08	19,990
31,175	Series PT-4155, Rev., VRDO, AMBAC, LIQ: Bayerische Hypo-Und Ver, 1.82%, 09/05/08	31,175
21,040	Series PT-4280, Rev., VRDO, FSA, LIQ: Merrill Lynch International Bank Ltd., 2.41%, 09/05/08	21,040
4,650	Regional Airports Improvement Corp., Los Angeles International Airport, Rev., VRDO, LOC: Societe Generale, 2.64%, 09/05/08	4,650
8,065	Sacramento County Housing Authority, Series ROCS-RR-II-R-13051CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.91%, 09/04/08	8,065
5,245	San Francisco City & County Housing Authority, Valencia Gardens, Rev., VRDO, LOC: Citibank N.A., 1.79%, 09/03/08	5,245
1,210	San Francisco City & County Unified School District, MERLOTS, Series D24, GO, VRDO, FSA, 2.05%, 09/03/08	1,210
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 1.92%, 09/04/08	1,800
30,000	San Luis Obispo County Financing Authority, Series RR-II-R-12015, Rev., VRDO, MBIA, LIQ: Citibank N.A., 1.82%, 09/04/08	30,000
3,525	Southern California Home Financing Authority, Series A, Rev., VRDO, AMT, 1.79%, 09/10/08	3,525
89,540	Southern California Home Financing Authority, Single Family Mortgage, Series 2144, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/02/08	89,540
37,410	State of California, Series B-1, GO, VRDO, LOC: Bank Of America N.A., 1.50%, 09/03/08	37,410
	State of California, Economic Recovery,
22,200	Series C-3, GO, VRDO, 2.01%, 09/03/08	22,200
1,800	Series C-5, GO, VRDO, 2.24%, 09/03/08	1,800
	State of California, Kindergarten University,
30,150	Series A-1, GO, VRDO, LOC: Citibank N.A., 2.50%, 09/02/08	30,150
3,645	Series A-3, GO, VRDO, LOC: Citibank N.A., 2.35%, 09/02/08	3,645
	State of California, Municipal Securities Trust Receipts,
4,155	Series SGA-54, GO, VRDO, AMBAC, 2.85%, 09/03/08	4,155
1,650	Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 1.88%, 09/04/08	1,650
		1,458,753
	Colorado — 2.2%
13,325	ABN AMRO Munitops Certificate Trust, Series 2007-26, Rev., VRDO, AMBAC, 2.24%, 09/04/08 (e)	13,325
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, LIQ: FHLMC, 1.98%, 09/02/08	15,010
15,000	Centerra Metropolitan District No. 1, Rev., VRDO, LOC: Compass Bank, 1.90%, 09/03/08	15,000
2,355	City of Arvada, Rev., VAR, FSA, 3.54%, 10/01/08	2,355
51,675	City of Colorado Springs, Systems Improvement, Series B, Rev., VRDO, 1.83%, 09/03/08	51,675
3,150	City of Colorado Springs, The Colorado College, Rev., VRDO, 1.73%, 09/02/08	3,150

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Colorado — Continued
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 1.83%, 09/03/08	1,000
21,500	Colorado Educational & Cultural Facilities Authority, Nature Conservatory, Series A, Class A, Rev., VRDO, 1.90%, 09/02/08	21,500
19,400	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 2.50%, 09/03/08	19,400
	Colorado Health Facilities Authority,
18,360	Series MT-023, Rev., VRDO, MBIA, LIQ: Svenska Handelsbanken, 1.83%, 09/05/08	18,360
37,460	Series ROCS-RR-II-R-10328CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.90%, 09/04/08	37,460
	Colorado Housing & Finance Authority,
30,000	Series A-3, Class 1, Rev., VRDO, AMT, 2.10%, 09/03/08	30,000
17,030	Series AA-3, Class I, Rev., VRDO, 1.90%, 09/03/08	17,030
	Colorado Housing & Finance Authority, Multi-Family Housing,
1,885	Series A-4, Class I, Rev., VRDO, 1.90%, 09/03/08	1,885
16,600	Series B-3, Class I, Rev., VRDO, 1.90%, 09/03/08	16,600
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Series I, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/05/08	1,600
	Colorado Housing & Finance Authority, Single Family Mortgage,
10,000	Series A-2, Class I, Rev., VRDO, AMT, 2.10%, 09/03/08	10,000
7,200	Series C-2, Class I, Rev., VRDO, 2.10%, 09/03/08	7,200
215,000	Colorado State Education Loan Program, 1.75%, 08/07/09	215,412
9,620	Dawson Ridge Metropolitan District No. 1, Series 2378, GO, VRDO, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08	9,620
	Denver City & County, Airport,
11,080	Series PT-3514, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.92%, 09/05/08	11,080
4,985	Series ROC II-R-98, Rev., VRDO, FSA, LIQ: Citibank N.A., 2.27%, 09/04/08	4,985
15,000	Series Sub Series G-1, Rev., VRDO, Assured Guaranty, 1.90%, 09/03/08	15,000
25,000	Series Sub Series G-2, Rev., VRDO, Assured Guaranty, 2.00%, 09/03/08	25,000
14,750	Denver City & County, Colorado Convention Center Project, Series B, Rev., VRDO, FSA, 2.25%, 09/04/08	14,750
6,005	Jefferson County School District R-001, Series ROCS-RR-II-R-6516, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 1.96%, 09/04/08	6,005
	Puttable Floating Option Tax-Exempt Receipts,
14,300	Series PT-4437, Rev., VRDO, AGC-ICC, MBIA, LIQ: Merrill Lynch International Bank Ltd., 2.54%, 09/05/08	14,300
24,117	Series PZ-264, GO, VRDO, LIQ: Merrill Lynch Capital Services, 1.86%, 09/05/08	24,117
50,740	Sheridan Redevelopment Agency, Tax Allocation, Series ROCS-RR-II-R-819CE, VRDO, Tax Allocation, LIQ: Citigroup Financial Products, 1.86%, 09/04/08	50,740
		673,559
	Connecticut — 0.7%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
20,000	Series A-3, Rev., VRDO, AMT, AMBAC, 2.05%, 09/04/08	20,000
47,100	Series B-3, Rev., VRDO, AMBAC, 2.05%, 09/04/08	47,100
16,315	Series B-3, Rev., VRDO, AMT, AMBAC, 1.99%, 09/04/08	16,315
13,515	Series D-1, Rev., VRDO, AMBAC, 1.75%, 09/04/08	13,515
32,500	Series D-3, Rev., VRDO, AMBAC, 1.99%, 09/04/08	32,500
900	Connecticut State Health & Educational Facility Authority, Community Renewal Team, Series A, Rev., VRDO, LOC: Fleet National Bank, 1.87%, 09/03/08	900
	Connecticut State Health & Educational Facility Authority, Wesleyan University,
14,000	Series D, Rev., VRDO, 1.65%, 09/03/08	14,000
5,000	Series E, Rev., VRDO, 2.55%, 09/02/08	5,000
11,695	Connecticut State Health & Educational Facility Authority, Yale University, Series V-1, Rev., VRDO, 2.40%, 09/02/08	11,695
57,425	State of Connecticut, Series A-1, GO, VRDO, 1.50%, 09/03/08	57,425
		218,450

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Delaware — 0.1%
15,000	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 1.95%, 09/03/08	15,000
	University of Delaware,
7,000	Rev., VRDO, 2.55%, 09/02/08	7,000
300	Series B, Rev., VRDO, 2.55%, 09/02/08	300
		22,300
	District of Columbia — 1.6%
28,805	District of Columbia, Series D, GO, VRDO, LOC: Dexia Credit Local, 1.85%, 09/04/08	28,805
	District of Columbia,
100,000	TRAN, GO, 4.00%, 09/30/08	100,067
600	Series D-1, GO, VRDO, FSA, 2.20%, 09/03/08	600
10,910	Series PT-852, GO, VRDO, MBIA, LIQ: Helaba, 1.82%, 09/05/08	10,910
17,000	District of Columbia Housing Finance Agency, Series B, Rev., AMT, 3.55%, 11/03/08	17,000
3,050	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VRDO, LOC: Bank Of America N.A., 2.15%, 09/04/08	3,050
	District of Columbia Water & Sewer Authority,
25,960	Series 1125, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	25,960
9,880	Series PT-3494, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 1.85%, 09/05/08 (e)	9,880
6,155	District of Columbia Water & Sewer Authority, EAGLE, Series 2008-0036, Class A, Rev., VRDO, FSA, LIQ: Citigroup Financial Products, 1.95%, 09/04/08	6,155
2,300	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank Of America N.A., 1.92%, 09/04/08	2,300
15,000	District of Columbia, Edmund Burke School, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	15,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Series, Rev., VRDO, LOC: Bank Of New York, 1.85%, 09/03/08	7,500
	District of Columbia, Multimodal,
23,925	Series A, GO, VRDO, FSA, 2.65%, 09/05/08	23,925
51,845	Series B, GO, VRDO, FSA, 2.65%, 09/05/08	51,845
19,450	District of Columbia, Multimodal, American University, Rev., VRDO, 1.75%, 09/05/08	19,450
1,875	District of Columbia, National Children’s Center, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	1,875
23,770	District of Columbia, National Geographic Society, Rev., VRDO, 1.75%, 09/02/08	23,770
2,000	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	2,000
31,000	District of Columbia, The Pew Charitable Trust, Series A, Rev., VRDO, LOC: PNC Bank N.A., 1.82%, 09/02/08	31,000
27,885	Eclipse Funding Trust, Solar Eclipse, Series 2007-0056, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	27,885
15,305	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	15,305
31,460	Eclipse Funding Trust, Solar Eclipse, Washington D.C., Series 2007-0221, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	31,460
10,960	Lehman Municipal Trust Receipts, Various States, Series KL4, Regulation D, GO, VRDO, LOC: Unicredito Italiano S.p.A., LIQ: Bayerische Landesbank, 2.53%, 09/03/08	10,960
24,490	Puttable Floating Option Tax-Exempt Receipts, Series MT-447, GO, VRDO, FSA-CR, AMBAC, LIQ: Bayerische Landesbank, 2.44%, 09/05/08	24,490
13,495	Puttable Floating Option Tax-Exempt Receipts, Series MT-501, Rev., VRDO, BHAC, AMBAC, LIQ: KBC Bank N.V., 1.90%, 09/05/08	13,495
		504,687
	Florida — 5.2%
9,345	ABN AMRO Munitops Certificate Trust, Series 2003-06, Rev., VRDO, MBIA, 2.24%, 09/04/08	9,345
11,150	Alachua County IDA, Florida Rock Industrial Project, Rev., VRDO, LOC: Bank Of America N.A., 2.15%, 09/02/08	11,150
13,560	Austin Trust Various States, Special Assessment, Series 2007-340, VRDO, LOC: Bank Of America N.A., LIQ: Bank Of America N.A., 1.87%, 09/04/08	13,560
9,930	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 1.85%, 09/03/08	9,930
35,800	Broward County School Board, Series D, COP, VRDO, FSA, 2.18%, 09/03/08	35,800
20,655	Capital Trust Agency, Series F-7, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.00%, 09/03/08	20,655

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
8,860	City of Fort Myers, Series 2077, Rev., VRDO, MBIA, LIQ: Wells Fargo & Company, 1.90%, 09/04/08 (e)	8,860
20,000	City of Gainesville, Series C, Rev., VRDO, 2.35%, 09/02/08	20,000
10,000	City of Leesburg, The Villages Regional Hospital Project, Rev., VRDO, LOC: Scotiabank, 1.89%, 09/03/08	10,000
28,375	Clipper Tax-Exempt Certificate Trust, Series 2007-27, Rev., VRDO, LIQ: State Street B&T Co., 1.89%, 09/04/08	28,375
6,330	Collier County, Health Facilities Authority, The Moorings, Inc., Project, Rev., VRDO, LOC: Wachovia Bank N.A., 1.80%, 09/03/08	6,330
22,285	County of Orange, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 1.90%, 09/04/08	22,285
64,205	Dexia Credit Local Certificates Trust, COP, VRDO, LIQ: Dexia Credit Local, 1.94%, 09/05/08	64,205
8,445	Eclipse Funding Trust, Solar Eclipse, Series 2006-0043, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08 (e)	8,445
	Eclipse Funding Trust, Solar Eclipse, Miami,
11,275	Series 2006-0049, GO, VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	11,275
9,945	Series 2007-0045, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 2.35%, 09/03/08	9,945
19,070	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 1.85%, 09/03/08	19,070
8,700	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 3.65%, 09/20/08	8,700
35,750	Eclipse Funding Trust, Solar Eclipse, South, Series 2007-0035, COP, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 2.00%, 09/04/08	35,750
160,845	Florida Gas Utility, Gas Supply Project No. 2-A-1, Series 2-A-1, Rev., VRDO, 1.95%, 09/03/08	160,845
105,015	Florida Gas Utility, Gas Supply Project No. 2-A-2, Series 2-A-2, Rev., VRDO, 1.90%, 09/03/08	105,015
138,535	Florida Gas Utility, Gas Supply Project No. 2-A-4, Series 2-A-4, Rev., VRDO, 1.68%, 09/03/08	138,535
6,000	Florida Gulf Coast University Finance Corp., Student Union Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 1.90%, 09/03/08	6,000
21,075	Florida Housing Finance Agency, Series 125G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 1.88%, 09/04/08	21,075
6,350	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	6,350
9,000	Florida Housing Finance Agency, Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, LIQ: FNMA, 2.02%, 09/03/08	9,000
21,495	Florida Housing Finance Corp., Series 53G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 1.88%, 09/04/08	21,495
20,065	Florida State Board of Education, Series ROCS-RR-II-R-12024, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 2.75%, 09/04/08	20,065
15,000	Florida State Board of Education, Lottery Revenue, EAGLE, Series 2008-0004, Class A, Rev., VRDO, FGIC, LIQ: Citigroup Financial Products, 1.90%, 09/04/08	15,000
32,680	Florida State Board of Education, Municipal Securities Trust Receipts, Series SGA-102, GO, VRDO, LIQ: Societe Generale, 2.35%, 09/03/08 (e)	32,680
52,380	Hillsborough County IDA, Series MT-008, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	52,380
11,280	Hillsborough County Port District, Series MT-101, Rev., VRDO, BHAC-CR, MBIA, LIQ: Landesbank Hessen-Thuringen, 1.90%, 09/05/08	11,280
720	Jacksonville Health Facilities Authority, River Garden Project, Rev., VRDO, LOC: First Union National Bank, 1.88%, 09/03/08	720
	JEA, Electric Systems,
29,500	Series 3C-2, Rev., VRDO, 1.79%, 09/03/08	29,500
8,350	Series 3C-4, Rev., VRDO, 1.79%, 09/03/08	8,350
16,300	Series 3D-1, Rev., VRDO, 1.78%, 09/03/08	16,300
32,115	Series Sub Series D, Rev., VRDO, 1.90%, 09/03/08	32,115
	JEA, Electric Systems,
11,100	Series 3A, Rev., VRDO, 1.90%, 09/03/08	11,100
30,600	Series 3D-2, Rev., VRDO, 1.78%, 09/03/08	30,600
7,500	JEA, Energy Systems, Series A, Rev., VRDO, LOC: State Street B&T Co., 1.68%, 09/03/08	7,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Florida — Continued
	JEA, Water & Sewer Systems,
15,000	Series A-2, Rev., VRDO, 1.75%, 09/03/08	15,000
10,200	Series B-1, Rev., VRDO, 1.79%, 09/03/08	10,200
1,830	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VRDO, LOC: Nationsbank N.A., 1.82%, 09/03/08	1,830
11,490	Miami-Dade County, Aviation, Series MT-345, Rev., VRDO, FGIC, LIQ: Svenska Handelsbanken, 1.90%, 09/05/08	11,490
44,140	Miami-Dade County, Aviation, EAGLE, Series 2007-0105, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 1.95%, 09/04/08	44,140
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc. Project, Rev., VRDO, LOC: Bank Of America N.A., 1.85%, 09/03/08	6,700
27,345	Orange County Health Facilities Authority, Series 2396, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	27,345
97,210	Orange County Health Facilities Authority, Series MT-237, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	97,210
5,600	Orange County Housing Finance Authority, Multi-Family Housing, Club Eustis, Series B, Rev., VRDO, LOC: Compass Bank, 2.02%, 09/05/08	5,600
8,045	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 2.02%, 09/03/08	8,045
9,801	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, LOC: Nationsbank N.A., LIQ: FHLMC, 2.02%, 09/03/08	9,801
3,820	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, LIQ: FNMA, 2.02%, 09/05/08	3,820
	Orlando & Orange County Expressway Authority,
22,780	Series C-1, Rev., VRDO, FSA, 1.95%, 09/02/08	22,780
16,900	Series C-2, Rev., VRDO, FSA, 1.95%, 09/02/08	16,900
8,425	Series C-4, Rev., VRDO, FSA, 2.03%, 09/02/08	8,425
10,000	Series D, Rev., VRDO, FSA, 2.10%, 09/02/08	10,000
5,800	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.02%, 09/03/08	5,800
24,500	Palm Beach County, Pine Crest Preparatory, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	24,500
27,450	Pinellas County Health Facility Authority, Baycare Health System, Series B-1, Rev., VRDO, FSA, 1.95%, 09/03/08	27,450
21,070	Polk County School Board, Master Lease Program, Series A, COP, VRDO, FSA, 2.18%, 09/03/08	21,070
54,275	Puttable Floating Option Tax-Exempt Receipts, Series PT-4508, Rev., VRDO, LIQ: Dexia Credit Local, 1.85%, 09/05/08	54,275
32,265	State of Florida, MERLOTS, Series C07, GO, VRDO, 2.03%, 02/15/09	32,265
13,000	Tohopekaliga Water Authority, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.85%, 09/03/08	13,000
38,965	Volusia County Health Facilities Authority, Series MT-317, Rev., VRDO, AMBAC, LOC: Landesbank Hessen-Thuringen, 1.83%, 09/05/08	38,965
28,455	Volusia County Health Facilities Authority, Series MT-151, Rev., VRDO, AMBAC, LIQ: Helaba, 1.83%, 09/03/08	28,455
3,600	West Orange Healthcare District, Series B, Rev., VRDO, LOC: Suntrust Bank, Central Florida, 1.86%, 09/02/08	3,600
		1,638,251
	Georgia — 1.9%
5,235	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VRDO, LOC: FHLMC, 2.15%, 09/03/08	5,235
720	City of Atlanta, Water & Waste, Series C, Rev., VRDO, FSA, 2.60%, 09/03/08	720
17,700	City of Atlanta, Westside Project, Tax Allocation, Series A, VRDO, LOC: Wachovia Bank N.A., 1.85%, 09/03/08	17,700
32,670	Cobb County Development Authority, Series ROCS-RR-II-R-10257CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.97%, 09/04/08	32,670
3,400	Cobb County Development Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Series 1996, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/05/08	3,400
14,300	Cobb County Development Authority, Whitefield Academy, Inc. Project, Series 2000, Rev., VRDO, LOC: RBC Centura Bank, 1.85%, 09/03/08	14,300

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Georgia — Continued
9,550	De Kalb County Development Authority, Inland Fresh Seafood Corp., Rev., VRDO, LOC: Bank Of America N.A., 2.15%, 09/04/08	9,550
28,710	De Kalb County Housing Authority, Multi-Family Housing, Series ROCS-RR-II-R-13002CE, Rev., VRDO, LIQ: Citigroup Financial Products, 2.00%, 09/04/08	28,710
8,860	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	8,860
11,945	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	11,945
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.90%, 09/02/08	10,735
15,245	Eclipse Funding Trust, Solar Eclipse, Series 2007-0117, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	15,245
21,500	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	21,500
9,950	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 1.86%, 09/04/08	9,950
700	Fulton County Development Authority, Arthritis Foundation, Inc., Project, Rev., VRDO, LOC: Suntrust Bank, Atlanta, 1.85%, 09/03/08	700
9,325	Fulton County Development Authority, Georgia Tech Facilities Project, Series C, Rev., VRDO, 1.80%, 09/29/08	9,325
1,355	Fulton County Development Authority, Morehouse College Project, Rev., VRDO, LOC: Wachovia Bank N.A., 1.90%, 09/02/08	1,355
51,780	Fulton County Development Authority, Robert W. Woodruff Arts Center, Rev., VRDO, LIQ: Bank Of America N.A., 1.75%, 09/03/08	51,780
7,060	Fulton County Development Authority, St. George Village CCRC Project, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	7,060
5,330	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Lasalle Bank N.A., 2.15%, 09/04/08	5,330
5,800	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VRDO, 1.82%, 09/03/08	5,800
9,450	Gwinnett County Water & Sewer Authority, Series A, Rev., GTD, VRDO, GTD, 1.82%, 09/03/08	9,450
600	Marietta Housing Authority, Concepts 21 Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 1.76%, 09/03/08	600
16,000	Medical Center Hospital Authority, Series ROCS-RR-II-R-10330CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.90%, 09/04/08	16,000
18,605	Metropolitan Atlanta Rapid Transit Authority, Series SG-57, Rev., VRDO, AMBAC, LIQ: Societe Generale, 2.06%, 09/03/08	18,605
39,860	Milledgeville & Baldwin County Development Authority, Series 1887, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.85%, 09/04/08	39,860
	Private Colleges & Universities Authority, Emory University,
66,155	Series B, Rev., VRDO, 1.90%, 09/03/08	66,155
1,575	Series B, Rev., VRDO, 2.00%, 09/03/08	1,575
64,975	Series B-1, Rev., VRDO, 1.90%, 09/03/08	64,975
7,200	Series B-2, Rev., VRDO, 1.76%, 09/03/08	7,200
32,735	Puttable Floating Option Tax-Exempt Receipts, Series MT-507, Rev., VRDO, LIQ: Helaba, 1.90%, 09/03/08	32,735
9,810	Puttable Floating Option Tax-Exempt Receipts, Metropolitan, Series PT-4017, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 1.85%, 09/05/08	9,810
35,000	Richmond County Development Authority, MCG Health, Inc. Project, Series A, Rev., VRDO, LOC: UBS AG, 1.90%, 09/03/08	35,000
11,035	Rockdale County Development Authority, Series F3J, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.00%, 09/03/08	11,035
10,055	State of Georgia, Series D, GO, 6.00%, 10/01/08	10,087
		594,957
	Hawaii — 0.3%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,930	Series 2006-0096, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	13,930
9,400	Series 2006-0123, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	9,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Hawaii — Continued
19,485	Hawaii State Department of Budget & Finance, Series 2135, Rev., VRDO, FGIC, LIQ: Wells Fargo & Company, 1.90%, 09/04/08	19,485
12,597	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VRDO, LOC: Union Bank Of Canada N.A., 1.97%, 09/02/08	12,597
14,225	University of Hawaii, Series PZ-193, Rev., VRDO, MBIA, LIQ: Wells Fargo Bank N.A., 1.87%, 09/05/08	14,225
19,800	University of Hawaii, EAGLE, Series 2007-0809, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 1.86%, 09/04/08	19,800
		89,437
	Idaho — 0.5%
10,250	Idaho Health Facilities Authority, St. Luke’s Regional Medical Center, Rev., VRDO, FSA, 2.80%, 09/03/08	10,250
	Idaho Housing & Finance Association, Single Family Mortgage,
11,490	Series A, Class I, Rev, VRDO, 2.10%, 09/03/08	11,490
13,460	Series B, Class 1, Rev., VRDO, 2.10%, 09/03/08	13,460
8,425	Series C, Rev., VRDO, 2.10%, 09/03/08	8,425
9,920	Series C, Class I, Rev., VRDO, 2.10%, 09/03/08	9,920
10,100	Series D, Class I, Rev., VRDO, 2.10%, 09/03/08	10,100
15,000	Series D-1, Class I, Rev., VRDO, LIQ: Lloyds TSB Bank plc, 2.10%, 09/03/08	15,000
17,035	Series F, Class I, Rev., VRDO, 2.10%, 09/03/08	17,035
2,595	Series F-1, Class 1, Rev., VRDO, 2.10%, 09/03/08	2,595
	Idaho Housing & Finance Association, Single Family Mortgage,
10,040	Series D, Class I, Rev., VRDO, 2.10%, 09/03/08	10,040
22,000	Series F-1, Rev, VRDO, LIQ: Lloyds TSB Bank plc, 2.10%, 09/03/08	22,000
10,130	Idaho State Building Authority, Prison Facilities Project, Series A, Rev, VRDO, 1.93%, 09/03/08	10,130
10,760	Puttable Floating Option Tax-Exempt Receipts, Series MT-461, Rev., VRDO, 1.91%, 09/05/08	10,760
		151,205
	Illinois — 4.5%
	ABN AMRO Munitops Certificate Trust,
22,345	Series 2002-30, GO, VRDO, MBIA-IBC, 2.24%, 09/04/08	22,345
6,195	Series 2005-23, Rev., VRDO, FSA, 1.96%, 09/04/08	6,195
7,875	Series 2005-57, Rev., VRDO, AMT, GNMA COLL, 2.02%, 09/04/08	7,875
6,510	Series 2005-64, Rev., VRDO, AMT, AMBAC, 3.34%, 09/04/08	6,510
36,005	Series 2006-13, Rev., VRDO, AMT, GNMA COLL, 2.02%, 09/04/08	36,005
12,500	Series 2006-63, GO, VRDO, FSA, 1.96%, 09/04/08	12,500
19,375	Centerpoint Intermodal Center Program Trust, Tax Allocation, Series F3, Regulation D, VRDO, LIQ: Lehman Brothers Special Financing, 3.00%, 09/03/08	19,375
	Chicago Board of Education,
9,150	Series 2315, GO, VRDO, FGIC, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	9,150
61,660	Series B, GO, VRDO, FSA, 1.95%, 09/03/08	61,660
13,170	Series C-2, GO, VRDO, FSA, 1.90%, 09/03/08	13,170
46,055	Series D-2, GO, VRDO, Assured Guaranty, 2.55%, 09/02/08	46,055
	Chicago O’Hare International Airport,
6,245	Series 994X, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.39%, 09/04/08	6,245
9,895	Series MT-049, Rev., VRDO, BHAC-CR, MBIA, LIQ: Merrill Lynch International Bank Ltd., 1.90%, 09/05/08	9,895
16,650	Series MT-053, Rev., VRDO, BHAC, MBIA, 1.90%, 09/05/08	16,650
22,595	Series PT-3334, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.85%, 09/05/08	22,595
16,000	Series ROCS-RR-II-R-11517, Rev., VRDO, AGC-ICC, MBIA, LIQ: Citibank N.A., 1.87%, 09/04/08	16,000
26,765	Series ROCS-RR-II-R-12059, Rev., VRDO, FSA-CR, FGIC, LIQ: Citigroup Financial Products, 2.20%, 09/04/08	26,765
31,680	Series ROCS-RR-II-R-12116, Rev., VRDO, FSA-CR, FGIC, LIQ: Citigroup Financial Products, 2.20%, 09/04/08	31,680
2,500	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 1.95%, 09/03/08	2,500
5,000	Chicago O’Hare International Airport, General Airport, Second Lien, ACES, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 1.80%, 09/02/08	5,000
9,655	Chicago O’Hare International Airport, Macon Trust, Series A, Rev., VRDO, MBIA, 3.34%, 09/04/08	9,655

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
11,660	Chicago Park District, Series ROCS-RR-II-R-12129, GO, VRDO, FSA-CR, FGIC, LOC: Bayerische Landesbank, 1.98%, 09/04/08	11,660
3,800	Chicago Public Building Commission Building, Series ROCS-RR-II-R-3000, Rev., VRDO, AMBAC, LIQ: Citigroup Global Markets, 1.73%, 09/04/08	3,800
34,730	City of Chicago, Multi-Family Housing, Series ROCS-RR-II-R-13040CE, Rev., VRDO, LIQ: Citigroup Financial Products, 2.00%, 09/04/08	34,730
5,755	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 2.15%, 09/03/08	5,755
12,500	City of Chicago, Tender Notes, GO, VRDO, LOC: Harris N.A., 3.20%, 10/02/08	12,500
5,230	City of Chicago, Water Revenue, Series ROCS-RR-II-R-8065, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citigroup Financial Products, 2.19%, 09/04/08	5,230
19,760	City of Chicago, Water Revenue, MERLOTS, Series C35, Rev., VRDO, BHAC-CR, AMBAC, 1.92%, 09/03/08	19,760
17,500	Cook County, Series S, GO, 3.00%, 08/03/09	17,724
	Deutsche Bank Spears/Lifers Trust Various States,
23,025	Series DB-300, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 1.85%, 09/05/08	23,025
14,675	Series DB-322, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 1.85%, 09/05/08	14,675
12,160	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 1.85%, 09/05/08	12,160
5,235	Series DB-400, GO, VRDO, FSA, LIQ: Deutsche Bank A.G., 1.84%, 09/05/08	5,235
	DFA Municipal Trust,
17,745	Series 2008-26, Rev., VRDO, CIFG, CIFG, LOC: Depfa Bank plc, 2.14%, 09/03/08	17,745
34,665	Series 2008-43, GO, VRDO, MBIA, LOC: Depfa Bank plc, 2.14%, 09/03/08	34,665
	Eclipse Funding Trust, Solar Eclipse, Chicago,
9,280	Series 2006-0003, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 1.84%, 09/05/08	9,280
10,365	Series 2006-0131, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 1.86%, 09/04/08	10,365
	Eclipse Funding Trust, Solar Eclipse, Illinois,
27,495	Series 2006-0098, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	27,495
41,595	Series 2006-0104, GO, VRDO, AMBAC-TCRS-Bank of New York, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 2.35%, 09/05/08 (e)	41,595
51,945	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0007, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	51,945
4,300	Galesburg, Knox College Project, Rev., VRDO, LOC: Lasalle National Bank, 1.90%, 09/03/08	4,300
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VRDO, LOC: Fifth Third Bank, 2.14%, 09/03/08	4,485
3,286	Illinois Development Finance Authority, IDR, Metropolitan Family Services, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/02/08	3,286
3,290	Illinois Development Finance Authority, Toughy Ltd. Partnership Project, Rev., VRDO, LOC: Lasalle National Bank, 2.10%, 09/02/08	3,290
23,740	Illinois Development Finance Authority, Vincent De Paul Project, Series A, Rev., VRDO, 1.76%, 09/03/08	23,740
4,100	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Lasalle Bank N.A., 1.90%, 09/03/08	4,100
17,055	Illinois Finance Authority, Advocate Health Care, Series A-3, Rev., VRDO, 1.90%, 04/01/09	17,055
26,585	Illinois Finance Authority, Alexian Brothers Health System, Series C, Rev., VRDO, FSA, 1.95%, 09/03/08	26,585
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VRDO, FSB, LOC: Sovereign Bank, 1.85%, 09/03/08	11,380
15,000	Illinois Finance Authority, Loyola University Health System, Series B, Rev., VRDO, LOC: Harris N.A., 1.81%, 09/03/08	15,000
24,625	Illinois Finance Authority, Northwestern Memorial Hospital, Series A-1, Rev., VRDO, 1.79%, 09/03/08	24,625
23,225	Illinois Finance Authority, Northwestern University, Series Sub Series A, Rev, VRDO, 1.80%, 09/03/08	23,225
10,000	Illinois Finance Authority, Residential Rental, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/02/08	10,000
8,359	Illinois Finance Authority, University of Chicago, Series B, Rev, VRDO, 1.75%, 09/03/08	8,359

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — Continued
15,000	Illinois Health Facilities Authority, Revolving Pooled Funds, Series B, Rev., VRDO, LOC: Bank Of America N.A., 2.35%, 09/02/08	15,000
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 1.95%, 09/03/08	10,175
10,200	Series A-3, Rev., VRDO, AMT, 2.10%, 09/03/08	10,200
7,500	Series C-3, Rev., VRDO, AMT, 2.00%, 09/02/08	7,500
10,430	Sub Series H-2, Rev., AMT, 3.48%, 09/15/08 (w)	10,430
7,360	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VRDO, FSA, 2.05%, 09/03/08	7,360
19,230	Illinois Sports Facilities Authority, Series PZ-136, Rev., VRDO, AMBAC, 2.67%, 09/10/08	19,230
	Illinois State Toll Highway Authority, Senior Priority,
26,000	Series A-1, Rev., VRDO, 1.90%, 09/03/08	26,000
30,000	Series A-1, Rev., VRDO, FSA, 2.18%, 09/03/08	30,000
52,500	Series A-2, Rev., VRDO, 1.80%, 09/03/08	52,500
30,000	Series A-2, Rev., VRDO, FSA, 2.20%, 09/03/08	30,000
7,860	Joliet Regional Port District, Exxon Project, Rev., VRDO, 2.20%, 09/03/08	7,860
2,105	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Series A, Rev., VRDO, LOC: Harris Trust & Savings Bank, 2.16%, 09/03/08	2,105
	Metropolitan Pier & Exposition Authority,
11,200	Series ROCS-RR-II-R-10300, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 2.04%, 09/04/08	11,200
10,375	Series ROCS-RR-II-R-12031, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 2.05%, 09/04/08	10,375
	Puttable Floating Option Tax-Exempt Receipts,
15,585	Series MT-444, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 1.82%, 09/05/08	15,585
12,360	Series PT-4123, GO, VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 2.04%, 09/05/08	12,360
21,500	Puttable Floating Option Tax-Exempt Receipts, Chicago, Series PT-4007, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.85%, 09/05/08	21,500
18,010	Regional Transportation Authority, Series B, Rev., VRDO, 1.88%, 09/03/08	18,010
	State of Illinois,
112,650	Series B, GO, VRDO, 1.93%, 09/03/08	112,650
15,200	Series PT-2131, GO, VRDO, 1.84%, 09/05/08	15,200
16,850	State of Illinois, MERLOTS, Series B-04, GO, VRDO, FSA, 2.07%, 09/03/08	16,850
19,000	University of Illinois, Health Services Facilities Authority, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.88%, 09/03/08	19,000
10,900	Village of Schaumburg, Multi-Family Housing, Treehouse II Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/03/08	10,900
		1,418,589
	Indiana — 2.0%
	ABN AMRO Munitops Certificate Trust,
9,995	Series 2004-50, Rev., VRDO, MBIA, 2.24%, 09/04/08	9,995
10,000	Series 2006-34, Rev., VRDO, AMT, AMBAC, 3.34%, 09/04/08	10,000
13,055	Series 2006-46, Rev., VRDO, AMBAC, 3.34%, 09/04/08 (e)	13,055
27,000	City of Mount Vernon, General Electric Co. Project, Rev., VRDO, 2.15%, 09/02/08	27,000
5,000	De Kalb County, Economic Development, New Process Steel Project, Rev., VRDO, LOC: Bank Of America N.A., 2.17%, 09/04/08	5,000
23,720	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 1.85%, 09/05/08	23,720
52,000	DFA Municipal Trust, Series 2008-46, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.14%, 09/03/08	52,000
9,580	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	9,580
3,770	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	3,770
25,940	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 2.00%, 09/04/08	25,940
	Eclipse Funding Trust, Solar Eclipse, Indiana,
17,420	Series 2006-0092, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	17,420
14,560	Series 2006-0100, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	14,560

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Indiana — Continued
21,545	Series 2006-0138, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.85%, 09/05/08	21,545
10,000	Indiana Bond Bank, Advance Funding Program Notes, Series A, Rev., 3.00%, 01/30/09	10,036
96,415	Indiana Health & Educational Facilities Financing Authority, Series 2913, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.84%, 09/04/08	96,415
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
40,000	Series A-1, Rev., VRDO, 1.76%, 09/03/08	40,000
90,025	Series A-2, Rev., VRDO, 1.60%, 09/03/08	90,025
2,385	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/03/08	2,385
26,900	Indiana Housing & Community Development Authority, Series C-3, Rev., VRDO, GNMA/FNMA, 1.95%, 09/04/08	26,900
15,130	Indiana Municipal Power Agency Supply System, Series ROCS-RR-II-R-11232, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 1.87%, 09/04/08	15,130
6,900	Indiana State Finance Authority Revenue, Ispat Inland, Inc., Rev., VRDO, LOC: Royal Bank Of Scotland, 1.75%, 09/02/08	6,900
19,200	Indiana State Office Building Commission, Miami Correctional Facility, Series II-A, Rev., VRDO, 1.85%, 09/03/08	19,200
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
2,900	Series SGA-113, Rev., VRDO, LIQ: Societe Generale, 2.35%, 09/02/08	2,900
18,600	Series SGA-151, Class A, Rev., VRDO, LIQ: Societe Generale, 1.85%, 09/03/08	18,600
48,650	Purdue University, Student Facility Systems, Series C, Rev., VRDO, 1.40%, 09/03/08	48,650
19,005	Vinton-Tecumseh School Building Corp., Series 2244, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.09%, 09/04/08	19,005
		629,731
	Iowa — 0.4%
18,610	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	18,610
14,550	Iowa Finance Authority, Series N, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 1.92%, 09/03/08	14,550
	Iowa Finance Authority, Health Systems,
13,700	Series A-1, Rev., VRDO, Assured Guaranty, LIQ: Landesbank Baden-Wurttemburg, 1.85%, 09/03/08	13,700
14,000	Series A-2, Rev., VRDO, Assured Guaranty, LIQ: Landesbank Baden-Wurttemburg, 2.25%, 09/03/08	14,000
10,000	Series A-3, Rev., VRDO, Assured Guaranty, LIQ: Wells Fargo Bank N.A., 2.02%, 09/03/08	10,000
2,800	Iowa Finance Authority, Multi-Family Housing, Series A, Rev., VRDO, AMT, 1.95%, 09/03/08	2,800
	Iowa Finance Authority, Single Family Mortgage,
11,995	Series D, Rev., VRDO, AMT, GNMA/FNMA, 1.93%, 09/03/08	11,995
5,900	Series F, Rev., VRDO, GNMA/FNMA, FHA/VA, 1.92%, 09/03/08	5,900
12,000	Series F, Rev., VRDO, AMT, GNMA/FNMA, LIQ: State Street Bank, 1.92%, 09/03/08	12,000
20,500	Series H, Rev., VRDO, AMT, GNMA/FNMA, 1.92%, 09/03/08	20,500
7,450	Series I, Rev., VRDO, GNMA/FNMA COLL, 1.92%, 09/03/08	7,450
		131,505
	Kansas — 0.5%
25,235	ABN AMRO Munitops Certificate Trust, Series 2004-42, Rev., VRDO, FSA, 1.96%, 09/04/08	25,235
	Kansas State Department of Transportation, Highway,
9,190	Series B-1, Rev., VRDO, 2.27%, 09/02/08	9,190
10,335	Series B-2, Rev., VRDO, 2.27%, 09/02/08	10,335
50,000	Series C-2, Rev., VRDO, 1.65%, 09/02/08	50,000
31,415	Series C-2, Rev., VRDO, 1.79%, 09/02/08	31,415
8,950	Series C-4, Rev., VRDO, 1.50%, 09/02/08	8,950
2,000	Series ROCS-RR-II-R-10084, Rev., VRDO, LIQ: Citibank N.A., 1.73%, 09/04/08	2,000
9,780	Overland Park, Series SG-155, GO, VRDO, 1.85%, 09/04/08	9,780
		146,905
	Kentucky — 2.8%
12,605	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, LOC: U.S. Bank N.A., 1.87%, 09/03/08	12,605
7,230	Clipper Tax-Exempt Certificate Trust, Series 2005-35, Rev., VRDO, AMT, 1.96%, 09/04/08	7,230

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Kentucky — Continued
16,600	County of Carroll, North American Stainless Project, Rev., VRDO, LOC: Lasalle Bank N.A., 2.15%, 09/02/08	16,600
13,880	Kentucky Asset Liability Commission, Series ROCS-RR-RR-R-10309CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.88%, 09/04/08	13,880
	Kentucky Housing Corp.,
10,300	Series F, Rev., VRDO, AMT, 1.95%, 09/03/08	10,300
16,600	Series H, Rev., VRDO, AMT, 1.95%, 09/03/08	16,600
21,000	Series M, Rev., VRDO, AMT, 1.95%, 09/03/08	21,000
	Kentucky Public Energy Authority,
499,952	Series A, Rev., VRDO, 2.45%, 09/03/08	499,952
166,935	Series A-1, Rev., VRDO, 2.00%, 09/04/08	166,935
62,000	Series A-2, Rev., VRDO, 2.00%, 09/04/08	62,000
28,335	Louisville & Jefferson County, Metropolitan Sewer District, EAGLE, Class A, Rev., VRDO, FSA-CR, FGIC, LIQ: Citibank N.A., 1.97%, 09/04/08	28,335
	Puttable Floating Option Tax-Exempt Receipts,
1,365	Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 2.00%, 09/05/08	1,365
24,745	Series PT-4157, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.85%, 09/05/08	24,745
		881,547
	Louisiana — 0.8%
34,490	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VRDO, AMBAC, 2.24%, 09/04/08	34,490
13,257	Bank of New York Municipal Certificates Trust, Series BNY-2, Rev., VRDO, 1.90%, 09/04/08	13,256
13,600	East Baton Rouge Parish Industrial Development Board, Inc., Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/03/08	13,600
130,000	Lake Charles Harbor & Terminal District, Lake Charles Cogeneration Project, Rev., VAR, 2.25%, 09/29/08	130,000
	Louisiana Public Facilities Authority, Tiger Athletic Foundation Project,
300	Rev., VRDO, LOC: Regions Bank, 1.75%, 09/02/08	300
23,610	Rev., VRDO, LOC: Regions Bank, 1.81%, 09/03/08	23,610
	Plaquemines Port Harbor & Terminal District, International Marine Terminal Project,
10,000	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 2.20%, 03/15/09	10,000
15,000	Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 2.20%, 03/15/09	15,000
		240,256
	Maine — 0.5%
8,600	Finance Authority of Maine, Jackson Lab Issue, Series 2002, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/02/08	8,600
	Maine State Housing Authority, Mortgage,
9,000	Series B-3, Rev., VRDO, AMT, 1.98%, 09/04/08	9,000
12,100	Series C-3, Rev., VRDO, AMT, 1.98%, 09/04/08	12,100
15,500	Series D-3, Rev, VRDO, AMT, 1.98%, 09/04/08	15,500
25,000	Series E-1, Rev., VRDO, 1.88%, 09/04/08	25,000
17,240	Series G, Rev., VRDO, AMT, 1.98%, 09/04/08	17,240
55,445	State of Maine, GO, 2.50%, 06/17/09	55,822
		143,262
	Maryland — 1.5%
23,825	Baltimore IDA, Baltimore Capital Acquisition, Rev., VRDO, LOC: Bayerische Landesbank, 1.90%, 09/03/08	23,825
20,885	City of Baltimore, Convention Center, Series 2774, Rev., VRDO, BHAC-CR XLCA, LIQ: Morgan Stanley Municipal Funding, 1.87%, 09/04/08	20,885
27,160	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Barrington Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.08%, 09/04/08	27,160
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	6,400
	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential,
20,000	Series C, Rev., VRDO, AMT, 1.83%, 09/03/08	20,000
16,900	Series C, Rev., VRDO, AMT, 1.95%, 09/03/08	16,900
18,000	Series I, Rev., VRDO, AMT, 1.84%, 09/03/08	18,000
57,600	Series J, Rev., VRDO, AMT, 1.95%, 09/03/08	57,600
3,135	Maryland State Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Series, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/03/08	3,135

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Maryland — Continued
16,000	Maryland State Health & Educational Facilities Authority, Upper Chesapeake Hospital, Series A, Rev., VRDO, LOC: Bank Of America N.A., 2.45%, 09/03/08	16,000
25,970	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank Of America N.A., 1.85%, 09/03/08	25,970
22,510	Maryland State Stadium Authority, Sports Facility Lease, Rev., VRDO, 2.03%, 09/03/08	22,510
22,690	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/Washington Airport, Series A, Rev., VRDO, LOC: State Street B&T Co., 1.90%, 09/03/08	22,690
15,190	Montgomery County Housing Opportunities Commission Housing Revenue, Series C, Rev., VRDO, LIQ: Depfa Bank plc, 1.65%, 09/03/08	15,190
12,165	Montgomery County Housing Opportunities Commission Housing Revenue, Multiple Purpose, Series C, Rev., VRDO, 1.65%, 09/03/08	12,165
25,650	Montgomery County Housing Opportunities Commission Housing Revenue, Oakland Apartments, Issue I, Series I, Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 09/03/08	25,650
36,200	Montgomery County Housing Opportunities Commission Housing Revenue, The Grand-Issue I, Series I, Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 09/05/08	36,200
9,995	Northeast Waste Disposal Authority, Series PT-842, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 1.90%, 09/05/08	9,995
14,000	Puttable Floating Option Tax-Exempt Receipts, Series 578, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 2.00%, 09/05/08	14,000
10,000	State of Maryland, Capital Improvements, State & Local Facilities, Series A, GO, 5.25%, 03/01/09	10,144
5,510	Term Tender Custodial Receipts, Series K, Rev., 2.70%, 11/19/08	5,512
	Washington Suburban Sanitation District,
5,700	Series A, BAN, GO, VRDO, 1.40%, 09/03/08	5,700
8,100	Series A, BAN, GO, VRDO, 1.85%, 09/02/08	8,100
8,100	Series A, BAN, GO, VRDO, 1.90%, 09/03/08	8,100
25,300	Series A-7, BAN, GO, VRDO, 1.90%, 09/03/08	25,300
5,100	Washington Suburban Sanitation District, Multimodal, Series A, BAN, GO, VRDO, 1.85%, 09/03/08	5,100
		462,231
	Massachusetts — 4.3%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 2.05%, 09/03/08	6,030
16,480	City of Boston, Mass. Water & Sewer Commission, Series SG-75, Rev., VRDO, 2.05%, 09/02/08	16,480
49,190	Clipper Tax-Exempt Certificate Trust, Series 2007-48, Rev., VRDO, LIQ: State Street B&T Co., 1.89%, 09/04/08	49,190
17,200	Commonwealth of Massachusetts, Central Artery, Series A, GO, VRDO, 2.55%, 09/02/08	17,200
	Commonwealth of Massachusetts,
45,975	Series 2001 C, GO, VRDO, 1.90%, 09/03/08	45,975
44,608	Series 716D, GO, VRDO, MBIA-IBC, LIQ: Morgan Stanley Municipal Funding, 2.03%, 09/04/08	44,608
26,945	Series A, GO, VRDO, 1.80%, 09/03/08	26,945
5,600	Series B, GO, VRDO, 1.75%, 09/03/08	5,600
1,000	Series B, GO, VRDO, 2.55%, 09/02/08	1,000
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,795	Series 2007-0010, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.85%, 09/04/08	13,795
31,080	Series 2007-0032, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.85%, 09/04/08	31,080
140,000	Macon Trust, Various States, Series 2007-344, Rev., VRDO, LOC: Bank Of America N.A., LIQ: Bank Of America N.A., 1.95%, 09/04/08	140,000
4,970	Massachusetts Bay Transportation Authority, Series ROCS-RR-II-R-10160, Rev., VRDO, LIQ: Citigroup Financial Products, 1.72%, 09/04/08	4,970
5,750	Massachusetts Bay Transportation Authority, Special Assessment, Series SGA-123, Rev., VRDO, LIQ: Societe Generale, 1.85%, 09/03/08 (e)	5,750
18,835	Massachusetts Development Finance Agency, Series ROCS-RR-II-R-12115, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 1.86%, 09/04/08	18,835

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
	Massachusetts Development Finance Agency, Boston University,
22,000	Series U5A, Rev., VRDO, LOC: RBS Citizens N.A., 2.55%, 09/02/08	22,000
35,600	Series U5B, Rev., VRDO, LOC: RBS Citizens N.A., 2.30%, 09/03/08	35,600
11,450	Series U6A, Rev., VRDO, LOC: Bank Of America N.A., 2.55%, 09/02/08	11,450
53,675	Series U6B, Rev., VRDO, LOC: Allied Irish Bank plc, 2.30%, 09/03/08	53,675
28,800	Series U6C, Rev., VRDO, LOC: Allied Irish Bank plc, 2.55%, 09/02/08	28,800
2,000	Series U6D, Rev., VRDO, LOC: Allied Irish Bank plc, 2.55%, 09/02/08	2,000
9,840	Massachusetts Development Finance Agency, Brimmer & May School, Rev., VRDO, FSB, LOC: Sovereign Bank, 1.84%, 09/03/08	9,840
3,400	Massachusetts Development Finance Agency, Dana Hall School, Rev., VRDO, FSB, LOC: Sovereign Bank, 1.86%, 09/03/08	3,400
69,165	Massachusetts Development Finance Agency, Harvard University, Series B-2, Rev., VRDO, 1.50%, 09/03/08	69,165
	Massachusetts Development Finance Agency, Higher Education, Smith College,
28,403	Rev., VRDO, 1.65%, 09/03/08	28,403
27,000	Massachusetts Development Finance Agency, Holy Cross College, Series A, Rev., VRDO, LOC: Bank Of America N.A., 2.40%, 09/03/08	27,000
5,700	Massachusetts Development Finance Agency, ISO New England, Inc., Rev., VRDO, LOC: Keybank N.A., 1.89%, 09/03/08	5,700
13,860	Massachusetts Development Finance Agency, Macon Trust, Series P, Rev., VRDO, AMBAC, 2.24%, 09/04/08	13,860
4,500	Massachusetts Development Finance Agency, Simmons College, Series G, Rev., VRDO, LOC: TD Banknorth N.A., 1.83%, 09/02/08	4,500
4,050	Massachusetts Development Finance Agency, The Bridge Issue, Rev., VRDO, LOC: Bank Of America N.A., 1.87%, 09/03/08	4,050
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
7,400	Series E, Rev., VRDO, LOC: Fleet National Bank, 2.40%, 09/02/08	7,400
19,900	Series M-4A, Rev., VRDO, LOC: Fleet National Bank, 1.75%, 09/02/08	19,900
32,500	Massachusetts Health & Educational Facilities Authority, Fairview Extended, Series B, Rev., VRDO, LOC: Bank Of America N.A., 1.85%, 09/04/08	32,500
25,405	Massachusetts Health & Educational Facilities Authority, Mount Ida College, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.85%, 09/03/08	25,405
29,050	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 2.40%, 09/03/08	29,050
18,200	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series Q, Rev., VRDO, LOC: Bank Of America N.A., 2.40%, 09/03/08	18,200
	Massachusetts Health & Educational Facilities Authority, Partners Healthcare System,
5,445	Series D-4, Rev., VRDO, 1.74%, 09/03/08	5,445
53,865	Series F3, Rev., VRDO, 1.74%, 09/03/08	53,865
29,850	Massachusetts Health & Educational Facilities Authority, Stonehill College, Series K, Rev., VRDO, LOC: Bank Of America N.A., 2.40%, 09/03/08	29,850
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VRDO, LOC: Dexia Credit Local, 1.73%, 09/02/08	2,200
	Massachusetts Housing Finance Agency,
41,650	Series F, Rev., VRDO, FSA, 2.50%, 09/03/08	41,650
37,165	Series PA-1333, Rev., VRDO, FSA, 2.54%, 09/05/08	37,165
4,435	Massachusetts Housing Finance Agency, Single Family, Series 2002, Rev., VRDO, FSA, 2.08%, 09/02/08	4,435
	Massachusetts Water Resources Authority,
56,863	Series 742D, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 1.93%, 09/04/08	56,862
18,400	Series F, Rev., VRDO, 1.75%, 09/03/08	18,400
188,005	Series Sub Series A, Rev., VRDO, 1.82%, 09/03/08	188,005
19,800	Massachusetts Water Resources Authority, EAGLE, Series 2008-0044, Class A, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 2.07%, 09/04/08	19,800
7,600	Massachusetts Water Resources Authority, Multimodal, Series Sub Series B, Rev., VRDO, LOC: Helaba, 1.90%, 09/02/08	7,600

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Massachusetts — Continued
14,610	Wells Fargo Stage Trust, Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Company, 1.90%, 09/04/08	14,610
		1,359,243
	Michigan — 3.5%
	ABN AMRO Munitops Certificate Trust,
15,495	Series 2003-35, Rev., VRDO, MBIA, 3.34%, 09/04/08	15,495
15,050	Series 2005-12, Rev., VRDO, AMT, GNMA COLL, 2.02%, 09/04/08	15,050
1,495	Series 2006-45, Rev., VRDO, AMT, GNMA COLL, 2.02%, 09/04/08	1,495
	City of Detroit School District,
8,495	GO, VRDO, FSA, Q-SBLF, 1.96%, 09/04/08	8,495
12,990	Series PT-3556, GO, VRDO, FGIC, Q-SBLF, LIQ: Dexia Credit Local, 1.84%, 09/05/08	12,990
	City of Detroit, Sewer Disposal,
12,190	Series 1182, Rev., VRDO, FSA-CR, FGIC, LIQ: Rabobank Nederland, 2.03%, 09/04/08	12,190
9,995	Series MT-370, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	9,995
3,345	City of Detroit, Sewer Disposal, Senior Lien, Series C-1, Rev., VRDO, FSA, 3.00%, 09/03/08	3,345
2,975	City of Detroit, Water Supply System, Series PT-3579, Rev., VRDO, AGC-ICC, MBIA, FSA, LIQ: Merrill Lynch & Co., 2.47%, 09/10/08	2,975
13,300	City of Detroit, Water Supply System, Second Lien, Series B, Rev., VRDO, FSA, 2.65%, 09/03/08	13,300
2,885	Dearborn School District, Series PT-2641, GO, VRDO, FSA, Q-SBLF, LIQ: Merrill Lynch Capital Services, 1.84%, 09/05/08	2,885
14,000	Eclipse Funding Trust, Solar Eclipse, Michigan, Series 2006-0021, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.85%, 09/05/08	14,000
20,535	Holt Public Schools, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 1.75%, 09/02/08	20,535
23,400	Kent Hospital Finance Authority, Series B-2, Rev., VRDO, 1.81%, 09/03/08	23,400
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VRDO, Q-SBLF, LIQ: Landesbank Hessen-Thuringen, 1.75%, 09/02/08	12,500
337,300	Michigan Municipal Bond Authority, Series A-2, LIQ: Dexia Credit Local, 3.00%, 08/20/09	341,469
2,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.09%, 09/04/08	2,000
	Michigan State Hospital Finance Authority, Ascension Health Credit,
29,800	Series B, Rev., VRDO, 1.76%, 09/03/08	29,800
390	Series B-1, Rev., VRDO, 1.60%, 09/03/08	390
33,330	Series B3, Rev., VRDO, 1.60%, 09/03/08	33,330
40,000	Michigan State Hospital Finance Authority, Henry Ford Health, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.80%, 09/03/08	40,000
	Michigan State Hospital Finance Authority, Trinity Health Credit,
870	Series E, Rev., VRDO, 2.35%, 09/02/08	870
695	Series F, Rev., VRDO, 2.60%, 09/02/08	695
3,000	Michigan State Housing Development Authority, Series B, Rev., VRDO, AMT, 2.13%, 09/02/08	3,000
6,265	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 09/05/08	6,265
1,700	Michigan State Housing Development Authority, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/04/08	1,700
	Michigan State Housing Development Authority, Rental Housing,
1,600	Series A, Rev., VRDO, AMT, FSA, 2.94%, 09/03/08	1,600
6,225	Series C, Rev., VRDO, AMT, FSA, 2.94%, 09/03/08	6,225
2,775	Michigan State Trunk Line, MERLOTS, Series B-02, Rev., VRDO, FSA, 2.07%, 09/03/08	2,775
	Michigan State University,
2,400	Rev., VRDO, 1.75%, 09/03/08	2,400
22,290	Series 2000-A, Rev., VRDO, 1.93%, 09/05/08	22,290
18,510	Series A, Rev., VRDO, 1.75%, 09/03/08	18,510
2,970	Series A, Rev., VRDO, 1.93%, 09/03/08	2,970
30,010	Series A, Rev., VRDO, 2.30%, 09/03/08	30,010
8,510	Series B, Rev., VRDO, 1.75%, 09/03/08	8,510
15,000	Michigan Strategic Fund, Detroit Edison, Series ET, Rev., VRDO, LOC: Bank Of Nova Scotia, 1.85%, 09/03/08	15,000
1,025	Michigan Strategic Fund, Henry Ford Museum Village Project, Rev., VRDO, LOC: Comerica Bank, 2.40%, 09/03/08	1,025

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — Continued
985	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VRDO, FSB, LOC: Sovereign Bank, 1.85%, 09/03/08	985
3,530	Michigan Strategic Fund, Ritz-Craft Corp., Michigan Project, Rev., VRDO, LOC: Old Kent Bank, 2.14%, 09/02/08	3,530
8,160	Milan Area Schools, GO, VRDO, Q-SBLF, LOC: Landesbank Hessen-Thuringen, 1.75%, 09/02/08	8,160
6,500	Munitops II, Series 2007-58, Rev., VRDO, GNMA COLL, 2.02%, 09/04/08	6,500
12,160	Puttable Floating Option Tax-Exempt Receipts, Series 4520, GO, VRDO, FSA, 2.01%, 09/05/08	12,160
	RBC Municipal Products, Inc., Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LOC: Royal Bank Of Canada, LIQ: Royal Bank Of Canada, 2.09%, 09/03/08	48,745
26,295	Series L-29, Rev., VRDO, LOC: Royal Bank Of Canada, LIQ: Royal Bank Of Canada, 2.09%, 09/03/08	26,295
38,240	Saline Area Schools, GO, VRDO, Q-SBLF, LIQ: Helaba, 1.75%, 09/02/08	38,240
	State of Michigan,
42,000	Series A, GO, LIQ: Dexia Credit Local, 4.00%, 09/30/08	42,035
2,655	Series PT-2754, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 1.85%, 09/05/08	2,655
4,680	Series PT-3760, GO, VRDO, LIQ: Dexia Credit Local, 1.85%, 09/05/08	4,680
	University of Michigan,
10,585	Rev., VRDO, 1.75%, 09/03/08	10,585
76,660	Series A, Rev., VRDO, 2.12%, 09/03/08	76,660
	University of Michigan, Hospital,
18,310	Series A, Rev., VRDO, 2.55%, 09/02/08	18,310
3,820	Series A-2, Rev., VRDO, 2.55%, 09/02/08	3,820
2,145	Series B, Rev., VRDO, 1.75%, 09/02/08	2,145
	University of Michigan, Medical Services Plan,
38,150	Series A, Rev., VRDO, 1.75%, 09/03/08	38,150
3,990	Series A-1, Rev., VRDO, 2.55%, 09/02/08	3,990
13,700	Wayne Charter County, Floating Rate Receipts, Series SG-122, Rev., VRDO, LIQ: Societe Generale, 1.85%, 09/05/08	13,700
2,500	Wayne County Airport Authority, Series MT-115, Rev., VRDO, MBIA, LIQ: Svenska Handelsbanken, 1.90%, 09/05/08	2,500
1,600	Whitmore Lake Public School District, Series ROCS-RR-II-R-4515, GO, VRDO, Q-SBLF, LIQ: Citigroup Financial Products, 1.73%, 09/04/08	1,600
		1,104,929
	Minnesota — 1.0%
27,225	City of Robbinsdale, North Memorial, Series A-4, Rev., VRDO, LOC: Wells Fargo Bank N.A., 2.43%, 09/03/08	27,225
3,615	City of St. Louis Park, Catholic Finance Corp., St. Benilde, Rev., VRDO, LOC: Allied Irish Bank plc, 1.85%, 09/03/08	3,615
74,750	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 1.82%, 09/03/08	74,750
25,000	Minneapolis & St. Paul Housing & Redevelopment Authority, Series B-1, Rev., VRDO, LOC: Bank Of New York, 1.75%, 09/03/08	25,000
11,775	Minnesota Agricultural & Economic Development Board, Series C-3, Rev., VRDO, Assured Guaranty, 2.70%, 09/02/08	11,775
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VRDO, AMT, 1.86%, 09/03/08	5,000
20,415	Series C, Rev., VRDO, AMT, 1.86%, 09/03/08	20,415
5,125	Series J, Rev., VRDO, AMT, 1.86%, 09/03/08	5,125
11,800	Series O, Rev., VRDO, AMT, 3.35%, 12/18/08	11,800
18,975	Series S, Rev., VRDO, AMT, 1.86%, 09/03/08	18,975
4,995	Minnesota Public Facilities Authority, PCR, Water, Series ROC-II-R-31, Rev., VRDO, LIQ: Citibank N.A., 1.73%, 09/04/08	4,995
	Puttable Floating Option Tax-Exempt Receipts,
11,030	Series PT-514, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 1.92%, 09/05/08	11,030
29,685	Series PT-4208, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.85%, 09/05/08	29,685
5,000	RBC Municipal Products, Inc., Trust, Floater Certificates, Series E-9, Rev., VRDO, LIQ: Royal Bank Of Canada, 1.90%, 09/04/08	5,000
	Rochester, Minnesota Health Care Facilities, Mayo Foundation,
9,100	Series A, Rev., VRDO, 1.90%, 09/03/08	9,100
35,000	Series C, Rev., VRDO, 1.90%, 09/03/08	35,000
		298,490

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Mississippi — 1.3%
	Clipper Tax-Exempt Certificate Trust,
2,815	Series 2005-16, Rev., VRDO, AMT, LIQ: State Street B&T Co., 1.96%, 09/04/08	2,815
15,960	Series 2007-32, Rev., VRDO, LIQ: State Street B&T Co., 1.99%, 09/04/08	15,960
	Jackson County, PCR, Chevron USA, Inc. Project,
53,420	Rev., VRDO, 2.45%, 09/02/08	53,420
8,575	Rev., VRDO, 2.55%, 09/02/08	8,575
	Mississippi Business Finance Commission, Chevron USA, Inc. Project,
141,800	Series A, Rev., VRDO, 2.45%, 09/02/08	141,800
13,000	Series B, Rev., VRDO, 2.45%, 09/02/08	13,000
13,850	Series C, Rev., VRDO, 2.55%, 09/02/08	13,850
11,850	Mississippi Business Finance Corp., Renaissance LLC Project, Rev., VRDO, LOC: Regions Bank, 1.87%, 09/03/08	11,850
81,790	Mississippi Development Bank Special Obligation, Municipal Gas Authority, Gas Project, Rev., VRDO, 2.00%, 09/02/08	81,790
15,885	Mississippi Home Corp., Single Family Mortgage, Series ROCS-RR-II-R-11324, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Citibank N.A., 1.92%, 09/04/08	15,885
	Puttable Floating Option Tax-Exempt Receipts,
44,650	Series MT-514, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 2.25%, 09/05/08	44,650
18,805	Series MT-607, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	18,805
		422,400
	Missouri — 0.7%
9,105	Curators University of Missouri, System Facilities Revenue, Series B, Rev., VRDO, 2.45%, 09/02/08	9,105
	DFA Municipal Trust,
5,200	Series 2008-34, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.24%, 09/03/08	5,200
8,100	Series 2008-36, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.24%, 09/03/08	8,100
97,100	Series 2008-39, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.24%, 09/03/08	97,100
14,900	Series 2008-42, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.24%, 09/03/08	14,900
11,975	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.85%, 09/05/08	11,975
2,300	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank Of America N.A., 2.17%, 09/03/08	2,300
8,300	Missouri Development Finance Board, Kauffman Center for the Performing Arts, Series A, Rev., VRDO, 2.45%, 09/03/08	8,300
3,000	Missouri Higher Education Loan Authority, Student Loan, Series B, Rev., VRDO, LOC: Bank Of America N.A., 1.95%, 09/03/08	3,000
25	Missouri Housing Development Commission, Series PT-1286, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.92%, 09/06/08	25
20,650	Missouri Joint Municipal Electric Utility Commission, Series ROCS-RR-II-R-11265, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 1.87%, 09/04/08	20,650
2,510	Missouri State Health & Educational Facilities Authority, Series ROCS-RR-II-R-10293, Rev., VRDO, LIQ: Citigroup Financial Products, 1.79%, 09/04/08	2,510
10,000	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/03/08	10,000
20,935	Missouri State Health & Educational Facilities Authority, SSM Health Care Services, Series C-4, Rev., VRDO, FSA, 2.20%, 09/02/08	20,935
21,755	Puttable Floating Option Tax-Exempt Receipts, Series PT-4613, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.85%, 09/05/08	21,755
		235,855
	Montana — 0.4%
22,375	Lehman Municipal Trust Receipts, Various States, Series F100W, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.00%, 09/05/08	22,375
	Montana Higher Education Student Assistance Corp.,
68,000	Series A, Rev., VRDO, AMT, 1.93%, 09/03/08	68,000
35,000	Series B, Rev., VRDO, AMT, 2.05%, 09/03/08	35,000
		125,375
	Nebraska — 1.0%
31,258	American Public Energy Agency Gas Supply, Series A, Rev., VRDO, 2.00%, 09/02/08	31,258
	Central Plains Energy Project,
17,700	Series 1791, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08	17,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nebraska — Continued
69,935	Series ROCS-RR-II-R-848, Rev., VRDO, LIQ: Citibank N.A., 1.79%, 09/04/08	69,935
37,870	City of Lincoln, Electric Systems, Series 2900, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.99%, 09/04/08	37,870
19,190	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08 (e)	19,190
	Nebraska Investment Finance Authority, Single Family Housing,
4,150	Series E, Rev., VRDO, 2.10%, 09/03/08	4,150
34,500	Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 2.10%, 09/03/08	34,500
42,200	Series J, Rev., VRDO, AMT, 2.10%, 09/03/08	42,200
10,265	Nebraska Public Power District, Series ROCS-RR-II-R-11075, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 1.87%, 09/04/08	10,265
38,695	Omaha Public Power District, Separate Electric, Series 2885, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 1.87%, 09/04/08	38,695
		305,763
	Nevada — 1.4%
24,850	City of Las Vegas, Series C, GO, VRDO, LOC: Lloyds TSB Bank plc, 2.27%, 09/02/08	24,850
37,700	City of Reno, Renown Regional Medical Center, Series A, Rev., VRDO, LOC: Union Bank Of Canada N.A., 1.60%, 09/03/08	37,700
16,500	City of Reno, Sales Tax Revenue, Reno Project, Senior Lien, Rev., VRDO, LOC: Bank Of New York, 2.55%, 09/02/08	16,500
16,860	Clark County, Series PZ-138, GO, VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 1.86%, 09/05/08	16,860
17,450	Clark County School District, Series B, GO, VRDO, FSA, 2.45%, 09/02/08	17,450
	Clark County, Airport, Sub Lien,
41,000	Series C-1, Rev., VRDO, AMT, LOC: Bayerische Landesbank, 1.93%, 09/03/08	41,000
25,550	Series C-3, Rev., VRDO, AMT, LOC: Landesbank Baden-Wurttemburg, 1.93%, 09/03/08	25,550
6,520	Series D-1, Rev., VRDO, LOC: Landesbank Baden-Wurttemburg, 1.80%, 09/03/08	6,520
14,350	Series D-3, Rev., VRDO, LOC: Bayerische Landesbank, 1.80%, 09/03/08	14,350
13,100	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 2.15%, 09/02/08	13,100
12,845	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	12,845
23,505	Las Vegas Valley Water District, Series PT-1675, GO, VRDO, MBIA, 2.04%, 09/05/08	23,505
9,815	Nevada Housing Division, Series ROCS-RR-II-R-852, Rev., VRDO, FNMA COLL, LIQ: Citibank N.A., 1.87%, 09/04/08	9,815
	Nevada Housing Division, Multi-Unit Housing,
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	8,750
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 2.05%, 09/04/08	10,900
3,295	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 2.00%, 09/04/08	3,295
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 2.00%, 09/03/08 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VRDO, LOC: Exchange Bank, 2.00%, 09/03/08	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VRDO, LOC: U.S. Bank N.A., 2.00%, 09/02/08	4,750
5,520	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 2.00%, 09/02/08	5,520
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	12,710
5,285	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VRDO, LOC: Citibank N.A., 2.00%, 09/03/08	5,285
11,000	Nevada Housing Division, Vintage at Laughlin Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	11,000
21,000	Nevada Housing Division, Vista Creek Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	21,000
25,635	Puttable Floating Option Tax-Exempt Receipts, Series PT-4523, GO, VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.84%, 09/05/08	25,635

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Nevada — Continued
	Washoe County,
9,745	Series 1241, GO, VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08 (e)	9,745
4,915	Series PT-3452, Rev., VRDO, LIQ: Dexia Credit Local, 2.07%, 09/05/08	4,915
19,295	Wells Fargo Stage Trust, Series 14C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 1.87%, 09/04/08	19,295
		441,425
	New Hampshire — 0.1%
9,075	New Hampshire Health & Education Facilities Authority, Dartmount College Issue, Rev., VRDO, 1.88%, 09/03/08	9,075
12,895	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 1.99%, 09/04/08	12,895
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, EQR Board Partnership Project, Rev., VRDO, FNMA, LOC: FNMA, 1.95%, 09/03/08	5,200
1,050	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VRDO, LOC: Bank Of America N.A., 2.17%, 09/03/08	1,050
		28,220
	New Jersey — 1.7%
2,875	Austin Trust Various States, Series 2008-1045, Rev., VRDO, LIQ: Bank Of America N.A., 1.81%, 09/04/08	2,875
	Clipper Tax-Exempt Certificate Trust,
19,720	Series 2007-20, Rev., VRDO, LIQ: State Street B&T Co., 1.89%, 09/04/08	19,720
72,725	Series 2007-42, Rev., VRDO, LIQ: State Street B&T Co., 1.89%, 09/04/08	72,725
	New Jersey EDA,
4,995	Series A, GO, VRDO, AMBAC, LIQ: Citibank N.A., 1.71%, 09/04/08	4,995
10,495	Series MT-034, Rev., VRDO, FGIC, LIQ: Merrill Lynch Capital Services, 1.81%, 09/05/08	10,495
53,840	Series PT-2805, Rev., VRDO, AMBAC, FGIC, LIQ: Dexia Credit Local, 1.95%, 09/05/08	53,840
16,530	Series PT-2847, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.83%, 09/05/08	16,530
50,820	Series PT-3824, Rev., VRDO, FGIC, LIQ: Dexia Credit Local, 1.83%, 09/05/08	50,820
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VRDO, LOC: Bank Of New York, 1.63%, 09/03/08	6,000
14,480	New Jersey EDA, MERLOTS, Series B-14, Rev., VRDO, AMBAC, 2.17%, 09/03/08	14,480
31,385	New Jersey EDA, School Facilities Construction, Series V-2, Rev., VRDO, LOC: Dexia Credit Local, 1.75%, 09/03/08	31,385
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VRDO, LOC: Bank Of America N.A., 1.60%, 09/03/08	1,500
1,300	New Jersey Health Care Facilities Financing Authority, St. Peter’s University Hospital, Series B, Rev., VRDO, LOC: Bank Of America N.A., 1.45%, 09/03/08	1,300
	New Jersey State Educational Facilities Authority,
12,000	Series 2688, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.09%, 09/04/08	12,000
10,170	Series SG-148, Rev., VRDO, LIQ: Societe Generale, 1.85%, 09/04/08	10,170
30,000	New Jersey State Housing & Mortgage Finance Agency, Series V, Rev., VRDO, AMT, 1.60%, 09/03/08	30,000
16,550	New Jersey State Turnpike Authority, Series ROCS-RR-II-R-10162, Rev., VRDO, MBIA, LIQ: Citibank N.A., 1.71%, 09/04/08	16,550
	New Jersey Transportation Trust Fund Authority,
10,695	Series 224, Rev., VRDO, AMBAC-TCRS-Bank of New York, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08	10,695
8,382	Series 941-D, Rev., VRDO, FSA-CR, LIQ: Morgan Stanley Municipal Funding, 2.09%, 09/04/08	8,382
16,895	Series DC8033, Rev., VRDO, LOC: Dexia Credit Local, LIQ: Dexia Credit Local, 1.91%, 09/04/08	16,895
12,325	Series PA-802, Rev., VRDO, FSA, 2.45%, 09/05/08	12,325
9,240	Series PT-2363, Rev., VRDO, FGIC, 1.83%, 09/05/08	9,240
17,580	Series PT-2500, Rev., VRDO, MBIA, 1.83%, 09/05/08	17,580
11,110	Series PT-2572, Rev., VRDO, MBIA, 1.83%, 09/05/08	11,110
	Puttable Floating Option Tax-Exempt Receipts, Essex County,
39,025	Series PT-3987, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 1.83%, 09/05/08	39,025

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Jersey — Continued
9,960	Series PT-4003, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 1.83%, 09/05/08	9,960
13,510	Puttable Floating Option Tax-Exempt Receipts, New Jersey, Series PT-4014, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 1.83%, 09/05/08	13,510
23,000	Tobacco Settlement Financing Corp., Series 2153, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	23,000
		527,107
	New Mexico — 0.0% (g)
10,290	ABN AMRO Munitops Certificate Trust, Series 2005-42, Rev., VRDO, AMBAC, 2.24%, 09/04/08 (e)	10,290
1,000	City of Farmington, Arizona Public Service Co., Series B, Rev., VRDO, LOC: Barclays Bank plc, 2.60%, 09/03/08	1,000
190	New Mexico Mortgage Finance Authority, Series PT-1378, Rev., VRDO, GNMA/FNMA/FHLMC, 1.92%, 09/05/08	190
		11,480
	New York — 11.0%
	ABN AMRO Munitops Certificate Trust,
24,795	Series 2002-19, Rev., VRDO, MBIA-IBC, 2.24%, 09/04/08	24,795
13,300	Series 2004-46, Rev., VRDO, FSA, 1.92%, 09/04/08	13,300
	Austin Trust Various States,
21,265	Rev., VRDO, LIQ: Bank Of America N.A., 1.86%, 09/04/08	21,265
26,625	Series 2008-1092, Rev., VRDO, LIQ: Bank Of America N.A., 1.99%, 09/04/08	26,625
	Bank of New York Municipal Certificates Trust,
4,035	Rev., VRDO, 1.90%, 09/04/08	4,035
100,031	Series BNY-4, Rev., VRDO, LIQ: Bank Of New York, 1.80%, 10/01/08	100,030
4,345	Series BNY-8, Rev., VRDO, 1.85%, 09/04/08	4,345
24,350	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, MBIA-IBC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08	24,350
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	14,210
10,630	Series 2006-0028, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08	10,630
	Eclipse Funding Trust, Solar Eclipse, New York,
19,155	Series 2005-0005, Rev., VRDO, FSA/AMBAC, LIQ: U.S. Bank N.A., 1.83%, 09/02/08	19,155
11,500	Series 2006-0029, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08	11,500
11,435	Series 2006-0112, Rev., VRDO, FSA-CR, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08 (e)	11,435
21,080	Series 2006-0159, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.84%, 09/04/08	21,080
	Long Island Power Authority, Electric Systems,
28,555	Series 1647, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.32%, 09/04/08	28,555
61,810	Series 1998, Rev., VRDO, LOC: Bayerische Landesbank, 2.30%, 09/03/08	61,810
8,000	Series 2, Sub Series 2B, Rev., VRDO, FSA, 2.43%, 09/02/08	8,000
900	Series D, Rev., VRDO, FSA, 2.65%, 09/03/08	900
	Metropolitan Transportation Authority,
34,064	Series 823D, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.07%, 09/04/08	34,064
38,550	Series A, Rev., VRDO, FSA, 2.25%, 09/03/08	38,550
53,450	Series B, Rev., VRDO, FSA, 1.95%, 09/03/08	53,450
7,400	Series D-2, Rev., VRDO, FSA, 1.93%, 09/03/08	7,400
63,910	Series G, Rev., VRDO, LOC: BNP Paribas, 2.20%, 09/03/08	63,910
10,250	Series PA-1077, Rev., VRDO, FSA, 2.45%, 09/05/08	10,250
19,225	Series ROCS-RR-II-R-10266, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.86%, 09/04/08	19,225
11,385	Series ROCS-RR-II-R-12051, Rev., VRDO, MBIA, LIQ: Citigroup Financial Products, 2.73%, 09/04/08	11,385
8,415	Series ROCS-RR-II-R-12131, Rev., VRDO, AMBAC, FSA-CR, LIQ: Bank of New York, 1.97%, 09/04/08	8,415
14,850	Series ROCS-RR-II-R-12168, Rev., VRDO, MBIA, LIQ: Bank of New York, 1.85%, 09/04/08	14,850
15,400	Series Sub Series E-1, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 1.68%, 09/03/08	15,400
5,800	Sub Series G-2, Rev., VRDO, LOC: BNP Paribas, 2.50%, 09/02/08	5,800

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
	Metropolitan Transportation Authority, EAGLE,
24,445	Series 2006-0114, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Bayerische Landesbank, 1.86%, 09/04/08	24,445
10,000	Series 2006-0115, Class A, Rev., VRDO, MBIA, LIQ: Citibank N.A., 1.86%, 09/04/08	10,000
19,800	Series 720053019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 1.85%, 09/04/08	19,800
25,435	Nassau County IDA, Amsterdam at Harborside, Series C, Rev., VRDO, LOC: Lasalle Bank N.A., 1.55%, 09/05/08	25,435
	Nassau Health Care Corp.,
8,100	Sub Series 2004-C1, Rev., VRDO, FSA, 1.98%, 09/03/08	8,100
44,175	Sub Series 2004-C3, Rev., VRDO, FSA, 1.88%, 09/03/08	44,175
	New York City,
20,800	Series B-2, Sub Series B5, GO, VRDO, MBIA, 2.50%, 09/02/08	20,800
10,750	Series E, Sub Series E-3, GO, VRDO, LOC: Bank Of America N.A., 1.82%, 09/04/08	10,750
30,000	Series E, Sub Series E-4, GO, VRDO, LOC: Bank Of America N.A., 1.74%, 09/04/08	30,000
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 1.76%, 09/03/08	11,500
16,750	Series H, Sub Series H-2, GO, VRDO, MBIA, 2.50%, 09/02/08	16,750
19,425	Series H, Sub Series H-3, GO, VRDO, FSA, 2.50%, 09/02/08	19,425
53,490	Series I, Sub Series I-5, GO, VRDO, LOC: California Public Employees Retirement Fund, 2.45%, 09/02/08	53,490
35,365	Series I, Sub Series I-6, GO, VRDO, LOC: California Public Employees Retirement Fund, 2.45%, 09/02/08	35,365
30,300	Sub Series A-2, GO, VRDO, LOC: Bank Of America N.A., 1.68%, 09/03/08	30,300
4,050	Sub Series A-3, GO, VRDO, LOC: BNP Paribas, 1.73%, 09/03/08	4,050
11,000	Sub Series A-4, GO, VRDO, LOC: Bank Of Nova Scotia, 1.55%, 09/02/08	11,000
100	Sub Series A-4, GO, VRDO, LOC: Bayerische Landesbank, 2.25%, 09/02/08	100
5,085	Sub Series A-5, GO, VRDO, LOC: KBC Bank N.V., 2.14%, 09/02/08	5,085
5,100	Sub Series A-6, GO, VRDO, LOC: Helaba, 1.65%, 09/03/08	5,100
4,500	Sub Series A-6, GO, VRDO, LOC: Landesbank Baden-Wurttemburg, 1.67%, 09/03/08	4,500
3,010	Sub Series A-6, GO, VRDO, FSA, 2.25%, 09/02/08	3,010
15,750	Sub Series C-2, GO, VRDO, LOC: Bayerische Landesbank, 1.73%, 09/03/08	15,750
8,200	Sub Series C-3, GO, VRDO, LOC: BNP Paribas, 1.65%, 09/03/08	8,200
12,050	Sub Series C-4, GO, VRDO, LOC: BNP Paribas, 1.67%, 09/03/08	12,050
7,200	Sub Series C-5, GO, VRDO, LOC: Bank Of New York, 1.67%, 09/03/08	7,200
13,250	Sub Series E-2, GO, VRDO, LOC: Bank Of America N.A., 2.30%, 09/03/08	13,250
21,700	Sub Series E-4, GO, VRDO, LOC: Fortis Bank S.A./N.V., 2.45%, 09/02/08	21,700
9,400	Sub Series G-2, GO, VRDO, LOC: Bank Of Nova Scotia, 1.55%, 09/02/08	9,400
26,225	Sub Series H-1, GO, VRDO, LOC: Dexia Credit Local, 2.30%, 09/03/08	26,225
3,515	Sub Series H-2, GO, VRDO, LOC: Bank Of Nova Scotia, 1.55%, 09/02/08	3,515
5,200	Sub Series H-3, GO, VRDO, LOC: Bank Of New York, 1.65%, 09/03/08	5,200
20,875	Sub Series H-4, GO, VRDO, LOC: Bank Of New York, 2.14%, 09/02/08	20,875
8,320	Sub Series H-5, GO, VRDO, LOC: Dexia Credit Local, 1.76%, 09/03/08	8,320
1,415	Sub Series H-7, GO, VRDO, LOC: KBC Bank N.V., 2.35%, 09/02/08	1,415
17,900	Sub Series J-4, GO, VRDO, 2.30%, 09/03/08	17,900
15,890	Sub Series J-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 2.30%, 09/03/08	15,890
42,400	Sub Series J-7, GO, VRDO, LOC: Landesbank Baden-Wurttemburg, 1.66%, 09/03/08	42,400
66,200	Sub Series J-8, GO, VRDO, LOC: Landesbank Baden-Wurttemburg, 2.55%, 09/02/08	66,200
11,110	Sub Series J-10, GO, VRDO, 1.80%, 09/03/08	11,110
3,750	Sub Series J-11, GO, VRDO, 1.75%, 09/03/08	3,750
10,000	Sub Series L-3, GO, VRDO, 2.30%, 09/03/08	10,000
27,350	Sub Series L-4, GO, VRDO, 2.30%, 09/03/08	27,350
22,400	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank Of America N.A., 1.83%, 09/04/08	22,400
17,050	New York City Housing Development Corp., 90 Washington Street, Series A, Rev., VRDO, FNMA, 1.45%, 02/15/35	17,050
10,300	New York City Housing Development Corp., 90 West Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.75%, 09/03/08	10,300

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
17,810	New York City Housing Development Corp., 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/03/08	17,810
10,800	New York City Housing Development Corp., La Casa De Sol, Series VA, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/03/08	10,800
25,000	New York City Housing Development Corp., Markham Gardens Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.90%, 09/03/08	25,000
4,300	New York City Housing Development Corp., Monterey, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/03/08	4,300
2,700	New York City Housing Development Corp., Mortgage, 55 Pierrepont Development, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 1.77%, 09/03/08	2,700
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/03/08	3,070
10,480	New York City Housing Development Corp., Multi-Family Housing, Mortgage-Thessalonica Court, Series A, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/03/08	10,480
3,320	New York City Housing Development Corp., Multi-Family Housing, Parkview Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.85%, 09/03/08	3,320
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	15,000
12,930	New York City Housing Development Corp., West 89th Street Development, Series A, Rev., VRDO, LIQ: FNMA, 1.85%, 09/03/08	12,930
40,000	New York City Housing Development Corp., West End Towers, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	40,000
20,000	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 1.55%, 09/04/08	20,000
69,230	New York City Industrial Development Agency, Liberty, 1 Bryant Park LLC, Series B, Rev., VRDO, LOC: Bank Of America N.A., 2.30%, 09/03/08	69,230
400	New York City Industrial Development Agency, Municipal Securities Trust Receipts, Series SGA-0110, Rev., VRDO, LIQ: Societe Generale, 1.88%, 09/03/08	400
	New York City Municipal Water Finance Authority,
40,000	Series 1501, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.82%, 09/04/08	40,000
2,600	Series PT-2443, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 2.03%, 09/05/08	2,600
15,600	Sub Series B-3, Rev., VRDO, 2.30%, 09/03/08	15,600
7,825	Sub Series C-1, Rev., VRDO, 2.30%, 09/03/08	7,825
4,155	Sub Series C-3, Rev., VRDO, 2.50%, 09/02/08	4,155
59,455	Sub Series F-1, Rev., VRDO, 1.55%, 09/05/08	59,455
46,885	Sub Series F-2, Rev., VRDO, 2.30%, 09/03/08	46,885
	New York City Municipal Water Finance Authority, 2nd Generation Resolution,
35,875	Series 2008-BB-3, Rev., VRDO, 2.45%, 09/02/08	35,875
40,900	Series AA-1, Rev., VRDO, 2.45%, 09/02/08	40,900
200	Series AA-3, Rev., VRDO, 1.76%, 09/04/08	200
88,700	Series BB-1, Rev., VRDO, 2.14%, 09/03/08	88,700
30,435	Series BB-2, Rev., VRDO, 2.50%, 09/02/08	30,435
24,750	Series CC-1, Rev., VRDO, 2.30%, 09/03/08	24,750
	New York City Transitional Finance Authority,
7,280	Sub Series 2D, Rev., VRDO, LIQ: Lloyds TBS Bank plc, 1.65%, 09/05/08	7,280
30,575	Sub Series 2E, Rev., VRDO, 1.55%, 09/05/08	30,575
	New York City Transitional Finance Authority, Future Tax Secured,
100	Series B, Rev., VRDO, 2.25%, 09/02/08	100
53,920	Series C, Rev., VRDO, 2.50%, 09/02/08	53,920
9,660	Sub Series C-4, Rev., VRDO, 2.30%, 09/03/08	9,660
22,765	Sub Series C-5, Rev., VRDO, 2.50%, 09/02/08	22,765
	New York City Transitional Finance Authority, New York City Recovery,
3,960	Series 1, Sub Series 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 1.75%, 09/03/08	3,960
10,760	Series 3, Sub Series 3-C, Rev., VRDO, 1.70%, 09/05/08	10,760
	New York City Transitional Finance Authority, New York City Recovery,
14,535	Series 3, Sub Series 3-D, Rev., VRDO, 1.70%, 09/05/08	14,535
45,890	Series 3, Sub Series 3-H, Rev., VRDO, 2.50%, 09/02/08	45,890
6,190	New York City Trust for Cultural Resources, American Museum, Series A1, Rev., VRDO, 2.50%, 09/02/08	6,190

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
1,100	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VRDO, AMBAC, LIQ: Societe Generale, 2.45%, 09/03/08 (e)	1,100
16,850	New York City, EAGLE, Series 2008-0012, Class A, GO, VRDO, MBIA, LIQ: Citigroup Financial Products, 1.94%, 09/04/08	16,850
	New York Liberty Development Corp.,
50,000	Series 2250, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.82%, 09/04/08	50,000
28,200	Series 2613, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08	28,200
	New York Local Government Assistance Corp.,
1,500	Series B, Rev., VRDO, LOC: Bank Of Nova Scotia, 1.70%, 09/02/08	1,500
10,229	Series C, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.70%, 09/02/08	10,229
15,800	Series F, Rev., VRDO, LOC: Societe Generale, 1.90%, 09/02/08	15,800
7,400	Series G, Rev., VRDO, LOC: Bank Of Nova Scotia, 1.66%, 09/02/08	7,400
10,300	New York Local Government Assistance Corp., Floating Rate Receipts, Series SG-100, Rev., VRDO, GO, MBIA-IBC, 2.04%, 09/10/08	10,300
12,350	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VRDO, FSA, 2.15%, 09/02/08	12,350
1,700	New York Mortgage Agency, Homeowner Mortgage, Series 125, Rev., VRDO, AMT, 2.03%, 09/03/08	1,700
	New York State Dormitory Authority,
27,423	Series 1322, Rev., VRDO, FHA 232, LIQ: Morgan Stanley Municipal Funding, 1.87%, 09/04/08	27,423
42,645	Series 2909, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.82%, 09/04/08	42,645
5,000	Series PA-449, Rev., VRDO, FSA, 2.45%, 09/05/08	5,000
10,980	Series PT-3639, Rev., VRDO, MBIA-IBC, LIQ: Dexia Credit Local, 1.83%, 09/05/08	10,980
17,100	Series PT-3675, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 1.83%, 09/05/08	17,100
15,700	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 2.50%, 09/02/08	15,700
	New York State Dormitory Authority, Mental Health Services,
40,230	Sub Series D-2B, Rev., VRDO, FSA, 1.95%, 09/02/08	40,230
22,845	Sub Series D-2E, Rev., VRDO, 1.75%, 09/02/08	22,845
16,500	Sub Series D-2H, Rev., VRDO, 1.75%, 09/02/08	16,500
6,000	New York State Energy Research & Development Authority, Series Sub Series C-1, Rev., VRDO, LOC: Citibank N.A., 1.81%, 09/03/08	6,000
30,991	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.82%, 09/04/08	30,991
	New York State Housing Finance Agency,
71,500	Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	71,500
1,800	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	1,800
11,000	Series C, Rev., VRDO, LOC: Dexia Credit Local, 1.78%, 09/03/08	11,000
13,700	Series D, Rev., VRDO, LOC: State Street B&T Co., 1.75%, 09/03/08	13,700
15,000	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 09/03/08	15,000
17,035	New York State Housing Finance Agency, 10 Liberty Street, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.85%, 09/03/08	17,035
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	8,000
12,500	New York State Housing Finance Agency, 125 West 31st Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/05/08	12,500
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	4,100
20,900	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.78%, 09/03/08	20,900
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VRDO, 1.95%, 09/03/08	4,200
12,500	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.81%, 09/03/08	12,500
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.97%, 09/02/08	7,200
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	3,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
10,700	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.55%, 09/03/08	10,700
32,700	New York State Housing Finance Agency, 900 Eighth Ave, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.76%, 05/15/35	32,700
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	5,900
9,250	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	9,250
45,900	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	45,900
7,400	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/03/08	7,400
23,145	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.25%, 09/03/08	23,145
23,300	New York State Housing Finance Agency, Prospect Plaza Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.88%, 09/03/08	23,300
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.85%, 09/03/08	11,300
13,250	New York State Housing Finance Agency, Union Square South Housing, Rev., VRDO, FNMA, LIQ: FNMA, 1.95%, 09/03/08	13,250
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.85%, 09/03/08	15,005
10,000	Series 2002-A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.85%, 09/03/08	10,000
2,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.97%, 09/03/08	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	100
	New York State Housing Finance Agency, Worth Street,
5,500	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.85%, 09/03/08	5,500
	New York State Thruway Authority,
6,150	Series 1611, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.02%, 09/04/08	6,150
15,880	Series ROCS-RR-II-R-12114, Rev., VRDO, FSA, LIQ: Bayerische Landesbank, 1.95%, 09/04/08	15,880
	New York State Urban Development Corp.,
9,105	Series 2008-054, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.84%, 09/04/08	9,105
15,200	Series ROCS-RR-II-R-10011CE, COP, VRDO, LIQ: Citigroup Financial Products, 1.89%, 09/04/08	15,200
26,335	New York State Urban Development Corp., Correctional Facilities Service Contract, Series C, Rev., AMBAC, 6.00%, 01/01/09 (p)	26,848
34,775	New York State Urban Development Corp., Various State Facilities, Series AC3, Rev., VRDO, 1.80%, 09/03/08	34,775
	Onondaga County IDA, Solvay Paperboard Project,
2,730	Rev., VRDO, LOC: Citibank N.A., 1.80%, 09/03/08	2,730
4,940	Port Authority of New York & New Jersey, Versatile Structure Obligation, Series OBL-5, Rev., VRDO, 2.50%, 09/02/08	4,940
10,360	Puttable Floating Option Tax-Exempt Receipts, Series PT-4517, Rev., VRDO, FSA, LIQ: Merrill Lynch International Bank Ltd., 2.00%, 09/05/08	10,360
	Triborough Bridge & Tunnel Authority,
25,000	Series A, Rev., VRDO, 1.65%, 09/03/08	25,000
70,255	Series CD, Rev., VRDO, FSA, 2.07%, 09/03/08	70,255
12,080	Series PA-1090, Rev., VRDO, MBIA-IBC, 1.83%, 09/05/08	12,080
1,045	Sub Series B-3, Rev., VRDO, 1.68%, 09/03/08	1,045
38,175	Sub Series B-3, Rev., VRDO, 1.70%, 09/03/08	38,175
10,000	Troy IDA, Rensselaer Polytechnic, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.65%, 09/02/08	10,000
25,803	Westchester County IDA, Series 2007-103G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 1.90%, 09/04/08	25,803
		3,441,858

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — 2.3%
27,635	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 1.90%, 09/02/08	27,635
	Charlotte-Mecklenburg, Hospital Authority,
50,000	Series C, Rev., VRDO, 1.95%, 09/03/08	50,000
12,000	Series C, Rev., VRDO, 2.45%, 09/03/08	12,000
600	Series D, Rev., VRDO, 2.18%, 09/03/08	600
35,855	Series F, Rev., VRDO, FSA, 1.90%, 09/03/08	35,855
15,645	Series K, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 2.00%, 09/02/08	15,645
25,165	Series L, Rev., VRDO, 1.95%, 09/03/08	25,165
29,380	City of Cary, Public Improvement, GO, VRDO, 1.81%, 09/03/08	29,380
31,150	City of Charlotte, Douglas International Airport, Series B, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/02/08	31,150
4,590	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 1.90%, 09/04/08	4,590
21,125	City of Charlotte, Water & Sewer Systems, Series B, Rev., VRDO, 1.90%, 09/03/08	21,125
1,300	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 1.90%, 09/03/08	1,300
	City of Greensboro, Enterprise Systems,
22,690	Series B, Rev., VRDO, 1.83%, 09/03/08	22,690
5,000	City of Winston-Salem, Water & Sewer Systems, Series B, Rev., VRDO, 1.83%, 09/05/08	5,000
	County of Union,
15,900	Series A, GO, VRDO, 1.80%, 09/03/08	15,900
13,615	Series B, GO, VRDO, 1.82%, 09/03/08	13,615
	Fayetteville Public Works Commission,
8,425	Rev., VRDO, FSA, 1.90%, 09/03/08	8,425
4,400	Series A, Rev., VRDO, FSA, 2.20%, 09/03/08	4,400
	Guilford County,
20,000	GO, VRDO, 1.82%, 09/02/08	20,000
30,000	Series C, GO, VRDO, 1.82%, 09/03/08	30,000
	Mecklenburg County,
24,000	Series A, COP, VRDO, 2.45%, 09/03/08	24,000
5,000	Series C, GO, VRDO, LIQ: Bank Of America N.A., 1.85%, 09/03/08	5,000
7,785	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/03/08	7,785
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.88%, 09/03/08	10,255
7,550	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VRDO, LOC: Bank Of America N.A., 1.85%, 09/03/08	7,550
4,585	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 1.85%, 09/03/08	4,585
	North Carolina Housing Finance Agency, Home Ownership,
12,170	Series 16-C, Rev., VRDO, AMT, LIQ: Bank Of America N.A., 2.10%, 09/03/08	12,170
1,000	Series 17-C, Rev., VRDO, LIQ: Bank Of America N.A., 2.10%, 09/03/08	1,000
2,500	Series TR-18C, Rev., VRDO, LIQ: Bank Of America N.A., 2.10%, 09/03/08	2,500
5,305	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VRDO, 1.75%, 09/03/08	5,305
10,000	North Carolina Medical Care Commission, Caromont Health System, Rev., VRDO, Assured Guaranty, 1.75%, 09/03/08	10,000
30,650	North Carolina Medical Care Commission, Duke University Health System, Series C, Rev., VRDO, 1.81%, 09/03/08	30,650
7,100	North Carolina Medical Care Commission, FirstHealth Carolinas Project, Rev., VRDO, 1.81%, 09/03/08	7,100
19,200	North Carolina Medical Care Commission, Health Care Facilities, EAGLE, Series 2007-0062, Class A, Rev., VRDO, MBIA-IBC, LIQ: Landesbank Hessen-Thuringen, 1.87%, 09/04/08	19,200
2,000	North Carolina Medical Care Commission, Lincoln Health System Project, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.92%, 09/03/08	2,000
	North Carolina Medical Care Commission, Moses Cone Health System,
45,940	Rev., VRDO, 2.55%, 09/03/08	45,940
42,300	Series A, Rev., VRDO, 1.75%, 09/03/08	42,300
10,200	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project, Rev., VRDO, 1.85%, 09/02/08	10,200
15,000	North Carolina Medical Care Commission, Union Regional Medical Center Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 1.90%, 09/03/08	15,000
14,800	North Carolina State University at Raleigh, Series B, Rev., VRDO, 1.75%, 09/02/08	14,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	North Carolina — Continued
5,560	State of North Carolina, Public Improvement, Series D, GO, VRDO, 1.80%, 09/03/08	5,560
19,280	University of North Carolina, Series C, Rev., VRDO, 1.85%, 09/02/08	19,280
	University of North Carolina at Chapel Hill, University Hospital,
28,440	Series A, Rev., VRDO, 1.90%, 09/02/08	28,440
6,285	Series A, Rev., VRDO, 2.45%, 09/02/08	6,285
11,740	Series B, Rev., VRDO, 2.45%, 09/03/08	11,740
6,500	Wake County Industrial Facilities & Pollution Control Financing Authority, Rev., VRDO, LOC: Wachovia Bank N.A., 1.98%, 09/03/08	6,500
		729,620
	North Dakota — 0.1%
	North Dakota State Housing Finance Agency,
3,035	Series ROCS-II-R-140, Rev., VRDO, LIQ: Citibank N.A., 1.87%, 09/04/08	3,035
17,805	Series ROCS-RR-II-R-13073, Rev., VRDO, LIQ: Citigroup Financial Products, 1.87%, 09/04/08	17,805
	North Dakota State Housing Finance Agency, Home Mortgage,
7,490	Series A, Rev., VRDO, 1.94%, 09/03/04	7,490
2,000	Series A, Rev., VRDO, 1.94%, 09/03/08	2,000
9,205	Series B, Rev., VRDO, 1.94%, 09/03/08	9,205
2,290	Series C, Rev., VRDO, 1.94%, 09/03/08	2,290
		41,825
	Ohio — 3.7%
18,600	Allen County, Catholic Healthcare, Series A, Rev., VRDO, LOC: Bank Of America N.A., 2.35%, 09/03/08	18,600
	Buckeye Tobacco Settlement Financing Authority,
26,898	Series 2125, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	26,898
33,863	Series 2149, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	33,862
1,750	City of Cleveland, Waterworks, Series M, Rev., VRDO, FSA, 2.00%, 09/03/08	1,750
1,500	Cleveland-Cuyahoga County Port Authority, Cultural Facilities, Playhouse Square Foundation Project, Rev., VRDO, LOC: Fifth Third Bank, 1.95%, 09/03/08	1,500
11,300	Columbus Regional Airport Authority, Series MT-242, Rev., VRDO, 2.78%, 09/10/08	11,300
1,375	County of Cuyahoga, Health Care Facilities, Franciscan Communities, Series E, Rev., VRDO, LOC: Lasalle Bank N.A., 1.80%, 09/03/08	1,375
85,015	County of Cuyahoga, Hospital, Series MT-263, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	85,015
11,455	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	11,455
11,975	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	11,975
28,845	Lancaster Port Authority, Rev., VRDO, 1.82%, 09/03/08	28,845
	Montgomery County, Catholic Health,
9,675	Series B-1, Rev., VRDO, 2.00%, 09/03/08	9,675
16,050	Series B-2, Rev., VRDO, 1.90%, 09/03/08	16,050
	Montgomery County, Kettering Health,
79,475	Series A, Rev., VRDO, FSA, 1.95%, 09/03/08	79,475
50,000	Series B, Rev., VRDO, FSA, 1.95%, 09/03/08	50,000
	Ohio Air Quality Development Authority, PCR, First Energy,
26,095	Series A, Rev., VRDO, LOC: Barclays Bank plc, 2.42%, 09/02/08	26,095
20,000	Series A, Rev., VRDO, LOC: Keybank N.A., 1.89%, 09/02/08	20,000
2,850	Ohio Air Quality Development Authority, PCR, Ohio Edison Co., Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 2.60%, 09/03/08	2,850
24,600	Ohio Housing Finance Agency, Residential Mortgage-Backed, Series B, Rev., VRDO, AMT, 1.93%, 09/03/08	24,600
20,000	Ohio Housing Finance Agency, Residential Mortgage-Backed, Series F, Rev., VRDO, AMT, GNMA/FNMA, 1.95%, 09/03/08	20,000
95	Ohio Housing Finance Agency, Single Family Housing, Series ROCS-RR-II-R-812, Rev., VRDO, LIQ: Bayerische Landesbank, 1.87%, 09/03/08	95
7,750	Ohio State Higher Education Facility Commission, Series 2812, Rev., VRDO, AMBAC-TCRS-Bank of New York, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	7,750
3,388	Ohio State Water Development Authority, Series 1118, Rev., VRDO, LIQ: Rabobank Nederland, 1.83%, 09/04/08 (e)	3,388

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Ohio — Continued
10,200	Ohio State Water Development Authority, Multimodal, Water Development Timken, Rev., VRDO, LOC: Northern Trust Company, 1.75%, 09/02/08	10,200
19,285	Ohio State Water Development Authority, Pollution Control, First Energy Gen Corp. Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 2.45%, 09/02/08	19,285
	Ohio State Water Development Authority, Pollution Control, First Energy Nuclear Project,
23,350	Series A, Rev., VRDO, AMT, LOC: Bank Of Nova Scotia, 1.99%, 09/02/08	23,350
20,200	Series C, Rev., VRDO, LOC: Wachovia Bank N.A., 1.85%, 09/02/08	20,200
35,355	Ohio State Water Development Authority, Pollution Control, First Energy Project, Series A, Rev., VRDO, AMT, LOC: Barclays Bank plc, 1.95%, 09/02/08	35,355
	Puttable Floating Option Tax-Exempt Receipts,
28,265	Series MT-513, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 2.25%, 09/05/08	28,265
51,340	Series MT-567, Rev., VRDO, MBIA, LOC: BH Finance LLC, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	51,340
68,000	Ross County, Hospital Improvement Facilities, Adena Project, Rev., VAR, CIFG, 3.00%, 10/29/08	68,000
	State of Ohio,
16,490	Series PT-2137, GO, VRDO, 1.84%, 09/05/08	16,490
7,755	Series ROCS-RR-II-R-208, GO, VRDO, FSA, LIQ: Citibank N.A., 1.96%, 09/04/08	7,755
28,020	State of Ohio, Higher Educational Facilities Commission, Series ROCS-RR-II-R-12113, Rev., VRDO, AMBAC, LIQ: Citigroup Financial Products, 2.74%, 09/04/08	28,020
	State of Ohio, Higher Educational Facilities Commission, Case Western Reserve,
16,250	Series B-1, Rev., VRDO, LOC: Bank Of America N.A., 2.55%, 09/02/08	16,250
3,500	Series B-2, Rev., VRDO, LOC: Bank Of America N.A., 2.35%, 09/03/08	3,500
1,430	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VRDO, 2.70%, 09/02/08	1,430
1,800	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 2.70%, 09/02/08	1,800
80,200	Student Loan Funding Corp., Series A-2, Rev., VRDO, LIQ: Citibank N.A., 1.95%, 09/03/08 (e)	80,200
	Term Tender Custodial Receipts,
49,925	Rev., 2.65%, 11/05/08	49,942
54,300	Series AT, Rev., 2.15%, 09/16/08	54,303
54,700	Series AV, Rev., AMBAC, 2.35%, 10/29/08	54,713
13,885	Series L, Rev., 2.60%, 11/26/08	13,890
14,700	University of Akron, General Receipts, Series C-1, Rev., VRDO, 2.25%, 09/03/08	14,700
57,970	University of Cincinnati, General Receipts, Series B, Rev., VRDO, AMBAC, 2.34%, 09/02/08	57,970
		1,149,511
	Oklahoma — 0.2%
21,650	DFA Municipal Trust, Series 2008-07, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.24%, 09/03/08	21,650
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/04/08	10,490
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VRDO, LOC: Bank Of New York, 1.70%, 09/04/08	6,500
14,665	University Hospital, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/03/08	14,665
		53,305
	Oregon — 1.4%
5,800	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VRDO, LOC: Bank Of New York, 1.90%, 09/03/08	5,800
5,115	Oregon State Department of Administrative Services, State Lottery, Series PT-1394, Rev., VRDO, FSA, 1.85%, 09/05/08	5,115
	Oregon State Department of Transportation, Sub Lien,
33,600	Series B-2, Rev., VRDO, LIQ: Dexia Credit Local, 1.70%, 09/03/08	33,600
40,000	Series B-2, Rev., VRDO, 1.85%, 09/03/08	40,000
	Oregon State Housing & Community Services Department,
10,000	Series C, Rev., VRDO, AMT, 1.98%, 09/04/08	10,000
15,000	Series I, Rev., VRDO, AMT, 2.00%, 09/03/08	15,000
7,465	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 1.91%, 09/04/08	7,465

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Oregon — Continued
	Oregon State Housing & Community Services Department, Single Family Mortgage Program,
35,000	Series F, Rev., VRDO, AMT, 1.90%, 09/04/08	35,000
5,000	Series L, Rev., VRDO, 2.00%, 09/03/08	5,000
22,400	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 1.95%, 09/03/08	22,400
7,800	Portland Housing Authority, Housing Authority Multi-Family, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, 1.86%, 09/03/08	7,800
34,990	Puttable Floating Option Tax-Exempt Receipts, Series MT-572, Rev., VRDO, FSA, LIQ: Merrill Lynch International Bank Ltd., 2.54%, 09/05/08	34,990
16,200	State of Oregon, Series 73-F, GO, VRDO, 1.75%, 09/05/08	16,200
21,600	State of Oregon, Veterans Welfare, Series 83, GO, VRDO, 1.73%, 09/03/08	21,600
	Term Tender Custodial Receipts,
50,000	Series AH, Rev., 2.65%, 10/22/08	50,010
50,000	Series AI, Rev., 2.65%, 10/28/08	50,012
63,200	Series AJ, Rev., 2.35%, 10/01/08	63,208
		423,200
	Other Territories — 3.6%
	ABN AMRO Munitops Certificate Trust,
15,010	Series 2001-21, GO, VRDO, MBIA, 2.24%, 09/04/08	15,010
9,995	Series 2002-03, Rev., VRDO, GNMA COLL, 1.84%, 09/04/08	9,995
5,500	Series 2002-16, GO, VRDO, PSF-GTD, 1.83%, 09/04/08 (e)	5,500
4,700	Series 2002-37, Rev., VRDO, AMT, FHA, GNMA COLL, 2.02%, 09/04/08	4,700
28,555	Series 2004-13, GO, VRDO, AMBAC, 2.24%, 09/04/08	28,555
11,250	Austin Trust Various States, Series 2008-1091, Rev., VRDO, FSA, LIQ: Bank Of America N.A., 1.96%, 09/04/08	11,250
33,012	Clipper Tax Exempt Certificate Trust, Multi-State, Series 2007-40, Rev., VRDO, AMT, LIQ: State Street B&T Co., 1.99%, 09/04/08	33,012
	Clipper Tax-Exempt Certificate Trust, Multi-State,
21,233	Series 2005-15, Rev., VRDO, LIQ: State Street B&T Co., 1.99%, 09/04/08	21,233
10,563	Series 2005-30, Rev., VRDO, 1.99%, 09/04/08	10,563
569	Clipper Tax-Exempt Trust, Series 1999-2, COP, VRDO, AMT, 1.99%, 09/04/08	569
	Deutsche Bank Spears/Lifers Trust Various States,
13,440	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank A.G., 1.85%, 09/05/08	13,440
8,445	Series DB-295, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 1.87%, 09/05/08	8,445
16,040	Series DB-322, Rev., VRDO, LIQ: Deutsche Bank A.G., 1.82%, 09/05/08	16,040
12,825	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 1.85%, 09/05/08	12,825
47,460	Series DB-331, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 1.85%, 09/05/08	47,460
22,215	Lehman Municipal Trust Receipts, Various States, Series P89W, Regulation D, Rev., VRDO, LIQ: Lehman Liquidity Co., 2.65%, 09/02/08	22,215
18,100	Macon Trust Various States, Series 2007-324, Rev., VRDO, FSA-CR, LIQ: Bank Of America N.A., 1.96%, 09/04/08	18,100
	Puttable Floating Option Tax-Exempt Receipts,
45,995	Series MT-506, Rev., VRDO, BHAC-CR, LIQ: Merrill Lynch Capital Services, 1.83%, 09/05/08	45,995
12,550	Series MT-588, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 2.64%, 09/05/08	12,550
22,285	Series MT-599, 1.82%, 01/01/29	22,285
8,220	Series PA-1511, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 1.92%, 09/05/08	8,220
38,620	Series PPT-0034, Class A, Mode A, FHLMC, LIQ: FHLMC, 2.16%, 12/01/29	38,620
49,205	Series PPT-1001, Class A, VRDO, FHLMC, LIQ: FHLMC, 2.12%, 03/01/40	49,205
32,340	Series PPT-1001, Class I, FHLMC, LIQ: FHLMC, 2.12%, 03/01/40	32,340
15,380	Series PT-1001, Class C, Rev., FHLMC, LIQ: FHLMC, 2.12%, 03/01/40	15,380
241,170	Series PT-1006, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.16%, 09/05/08	241,170
276,680	Series PT-1008, Class A, GO, VRDO, FHLMC, LIQ: FHLMC, 2.14%, 09/05/08	276,680
9,995	Series PT-4174, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 1.85%, 09/05/08	9,995
1,620	Series PT-4291, Rev., VRDO, LIQ: Merrill Lynch Capital Services, 2.78%, 09/05/08	1,620
18,780	Series PT-4303, GO, VRDO, AMBAC, LIQ: Dexia Credit Local, 1.84%, 09/05/08	18,780

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Territories — Continued
10,000	Series PT-4516, Rev., VRDO, AMBAC, LIQ: Merrill Lynch International Bank Ltd., 2.05%, 09/05/08	10,000
29,265	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 2.09%, 09/05/08	29,265
9,000	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.89%, 09/04/08	9,000
11,975	Wachovia Bank MERLOTS/Bruts Trust, Series ON1, Rev., VRDO, 2.14%, 09/04/08	11,975
		1,111,992
	Pennsylvania — 3.8%
	ABN AMRO Munitops Certificate Trust,
21,210	Series 2001-12, GO, VRDO, MBIA, 3.34%, 09/04/08	21,210
18,435	Series 2004-09, Rev., VRDO, AMBAC, 2.24%, 09/04/08	18,435
	Allegheny County Higher Education Building Authority, Carnegie Mellon University,
18,355	Rev., VRDO, 2.15%, 09/02/08	18,355
43,800	Series PT-878, Class C, Rev., VRDO, 2.15%, 09/02/08	43,800
	Allegheny County Hospital Development Authority,
10,500	Series 2493, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08	10,500
28,965	Series PT-878, Class P, Rev., VRDO, FGIC, LOC: BH Finance LLC, LIQ: Helaba, 1.83%, 09/05/08	28,965
21,084	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series B-1, Rev., VRDO, 1.98%, 09/03/08	21,084
4,040	Berks County IDA, Kutztown University Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 1.88%, 09/03/08	4,040
12,390	Bucks County IDA, Law School Admission Council, Rev., VRDO, LOC: Allied Irish Bank plc, 1.90%, 09/03/08	12,390
4,015	Chester County Health & Educational Facilities Authority, Barclays Friends Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 1.82%, 09/03/08	4,015
8,000	Chester County IDA, University Student Housing LLC, Series A, Rev., VRDO, LOC: Citizens Bank Of Pennsylvania, 1.80%, 09/03/08	8,000
	City of Philadelphia, Water & Wastewater Systems,
36,670	Rev., VRDO, FSA, 2.20%, 09/03/08	36,670
57,340	Series B, Rev., VRDO, FSA, 2.20%, 09/03/08	57,340
10,000	City of Philadelphia, Water & Wastewater Systems, EAGLE, Series 720050050, Class A, Rev., VRDO, FSA, LIQ: Citibank N.A., 2.22%, 09/04/08	10,000
50,000	Clipper Tax-Exempt Certificate Trust, Series 2007-30, Rev., VRDO, LIQ: State Street B&T Co., 1.99%, 09/04/08	50,000
10,000	County of Montgomery, Series A, GO, VRDO, 2.55%, 09/02/08	10,000
37,450	County of Montgomery, Notes, GO, 3.00%, 06/01/09	37,740
	Delaware Valley Regional Financial Authority,
17,375	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 1.50%, 09/03/08	17,375
18,300	Series B, Rev., VRDO, LOC: Bayerische Landesbank, 1.75%, 09/02/08	18,300
12,495	Series PA-1028, Rev., VRDO, 1.85%, 09/05/08	12,495
11,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 1.82%, 09/02/08	11,700
10,050	Geisinger Authority, Health Systems, Series A, Rev., VRDO, 2.15%, 09/02/08	10,050
15,405	Lancaster County Hospital Authority, Masonic Homes Project, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 2.45%, 09/02/08	15,405
30,595	Lehman Municipal Trust Receipts, Various States, Series KL1, Regulation D, Rev., VRDO, LOC: Unicredito Italiano S.p.A., LIQ: Bayerische Hypo-Und Ver, 2.43%, 09/03/08	30,595
50,000	Lehman Municipal Trust Receipts, Various States, Series F2W, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 2.90%, 09/03/08	50,000
13,330	Montgomery County IDA, PCR, Exelon Corp., Rev., VRDO, LOC: Wachovia Bank N.A., 1.89%, 09/02/08	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,710	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/04/08	4,710
1,900	Series T-2, Rev., VRDO, LIQ: FNMA, 1.90%, 09/04/08	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/04/08	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Pennsylvania — Continued
6,400	North Wales Water Authority, Rev., VRDO, FSA, 1.97%, 09/03/08	6,400
7,165	Pennsylvania Convention Center Authority, Series ROCS-RR-II-R-10189, Rev., VRDO, FGIC, LIQ: Citibank N.A., 1.86%, 09/04/08	7,165
45,325	Pennsylvania Economic Development Financing Authority, Series ROCS-RR-II-R-10049CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.88%, 09/04/08	45,325
2,470	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 1.92%, 09/03/08	2,470
100,000	Pennsylvania Higher Education Assistance Agency, Series A, Rev., VRDO, AMBAC, 2.25%, 09/03/08	100,000
3,600	Pennsylvania Higher Educational Facilities Authority, Philadelphia University, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 1.90%, 09/03/08	3,600
	Pennsylvania Higher Educational Facilities Authority, St. Joseph’s University,
11,500	Series B, Rev., VRDO, LOC: Citizens Bank Of Pennsylvania, 1.90%, 09/03/08	11,500
2,500	Series C, Rev., VRDO, LOC: PNC Bank N.A., 1.90%, 09/03/08	2,500
8,000	Pennsylvania Higher Educational Facilities Authority, St. Josephs University, Series A, Rev., VRDO, LOC: Allied Irish Bank plc, 1.90%, 09/03/08	8,000
10,440	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Housing Project, Rev., VRDO, LOC: Citizens Bank Of Pennsylvania, 1.80%, 09/04/08	10,440
19,730	Pennsylvania Housing Finance Agency, MERLOTS, Series C-32, Rev., VRDO, 2.00%, 09/05/08	19,730
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
10,000	Series 82-C, Rev., VRDO, AMT, 1.85%, 09/03/08	10,000
14,300	Series 83-B, Rev., VRDO, AMT, 2.05%, 09/03/08	14,300
13,045	Series 85-B, Rev., VRDO, 2.05%, 09/03/08	13,045
17,000	Series 85-C, Rev., VRDO, 2.05%, 09/03/08	17,000
12,400	Series 86-B, Rev., VRDO, 1.85%, 09/03/08	12,400
39,125	Series 87-B, Rev., VRDO, AMT, 1.88%, 09/03/08	39,125
2,000	Series 87-C, Rev., VRDO, AMT, 1.88%, 09/03/08	2,000
1,820	Series 90-C, Rev., VRDO, AMT, 2.05%, 09/03/08	1,820
26,600	Series 91-B, Rev., VRDO, AMT, 1.85%, 09/03/08	26,600
19,300	Pennsylvania State Public School Building Authority, Series 1586, Rev., VRDO, FSA, LIQ: Depfa Bank plc, 2.09%, 09/04/08	19,300
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VRDO, 1.82%, 09/03/08	12,300
4,100	Series B, Rev., VRDO, 1.95%, 09/03/08	4,100
25,000	Philadelphia Authority for Industrial Development, Pooled Loan Program, Series A-2, Rev., VRDO, LOC: Citizens Bank Of Pennsylvania, 1.75%, 09/02/08	25,000
28,880	Pittsburgh Urban Redevelopment Authority, Water & Sewer Systems, Series Sub Series C-1, Rev., VRDO, FSA, 1.88%, 09/03/08	28,880
	Puttable Floating Option Tax-Exempt Receipts,
20,000	Series MT-548, Rev., VRDO, BHAC-CR, LIQ: Merrill Lynch Capital Services, 1.83%, 09/05/08	20,000
43,285	Series PT-4526, GO, VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.84%, 09/05/08	43,285
20,000	RBC Municipal Products, Inc., Trust, Series C-5, Rev., VRDO, LIQ: Royal Bank Of Canada, 1.90%, 09/03/08	20,000
	University of Pittsburgh, University Capital Project,
31,000	Series B, Rev., VRDO, 1.82%, 09/03/08	31,000
9,100	Series B, Rev., VRDO, 1.93%, 09/03/08	9,100
6,000	Series C, Rev., VRDO, 1.90%, 09/03/08	6,000
17,900	Series C, Rev., VRDO, 1.93%, 09/03/08	17,900
10,000	Washington County Hospital Authority, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 1.84%, 09/02/08	10,000
14,200	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo & Company, 1.88%, 09/04/08	14,200
		1,202,889
	Puerto Rico — 0.3%
37,975	Commonwealth of Puerto Rico Highway & Transportation Authority, Series PT-3677, Rev., VRDO, MBIA, LIQ: Dexia Credit Local, 1.84%, 09/05/08	37,975
38,490	DFA Municipal Trust, Series 03, Rev., VRDO, FSA, LOC: Depfa Bank plc, 1.89%, 09/04/08	38,490
350	Puerto Rico Public Finance Corp., Series 705 D, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 1.85%, 09/04/08 (e)	350
13,210	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	13,210
		90,025

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Rhode Island — 0.4%
12,600	Rhode Island Health & Educational Building Corp., Health Facilities, Home & Hospice, Rev., VRDO, LOC: Citizens Bank Of Rhode Island, 1.87%, 09/03/08	12,600
37,740	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VRDO, 1.75%, 09/02/08	37,740
4,800	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VRDO, LOC: Fleet National Bank, 1.90%, 09/03/08	4,800
2,210	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Fleet National Bank, 1.90%, 09/03/08	2,210
	Rhode Island Health & Educational Building Corp., Rhode Island School of Design,
11,700	Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.88%, 09/05/08	11,700
6,650	Series B, Rev., VRDO, LOC: Bank Of America N.A., 1.75%, 09/05/08	6,650
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 1.98%, 09/03/08	7,000
19,900	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 1.98%, 09/03/08	19,900
5,100	Rhode Island Industrial Facilities Corp., ExxonMobil Project, Rev., VRDO, 2.50%, 09/02/08	5,100
9,000	Rhode Island State & Providence Plantations, Series 720, GO, VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 2.10%, 09/04/08	9,000
2,870	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series B, GO, VRDO, 1.83%, 09/02/08	2,870
		119,570
	South Carolina — 0.7%
3,000	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank Of America N.A., 2.12%, 09/02/08	3,000
14,900	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 1.85%, 12/01/14	14,900
	Greenville County School District,
24,860	Series 982, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08 (e) (p)	24,860
13,995	Series 2827, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.84%, 09/04/08	13,995
12,215	Puttable Floating Option Tax-Exempt Receipts, Series PT-4462, Rev., VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.92%, 09/05/08	12,215
1,000	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: Bank Of America N.A., 1.95%, 09/03/08	1,000
600	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VRDO, LOC: Bank Of America N.A., 2.20%, 09/04/08	600
36,800	South Carolina Jobs & EDA, Conway Hospital, Inc., Rev., VRDO, Assured Guaranty, 2.45%, 09/03/08	36,800
2,290	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: Bank Of America N.A., 1.95%, 09/03/08	2,290
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VRDO, LOC: Bank Of New York, 1.90%, 09/03/08	4,600
4,520	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: Bank Of America N.A., 2.15%, 09/03/08	4,520
960	South Carolina Jobs & EDA, Valley Proteins, Inc. Project, Rev., VRDO, LOC: U.S. Bank N.A., 2.00%, 09/04/08	960
20,250	South Carolina State Public Service Authority, Series ROCS-RR-II-R-11528, Rev., VRDO, AMBAC, Assured Guaranty, LIQ: Citibank N.A., 2.04%, 09/04/08	20,250
	South Carolina Transportation Infrastructure Bank,
32,185	Series 728, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.34%, 09/04/08	32,185
14,715	Series 1821, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	14,715
20,045	Spartanburg County Regional Health Services District, Series C, Rev., VRDO, Assured Guaranty, 1.88%, 09/03/08	20,045
		206,935
	South Dakota — 0.1%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
19,200	Series C-1, Rev., VRDO, 1.90%, 09/03/08	19,200
5,000	Series F, Rev., VRDO, 2.05%, 09/03/08	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	South Dakota — Continued
5,000	Series G, Rev., VRDO, 1.93%, 09/03/08	5,000
		29,200
	Tennessee — 2.0%
5,000	ABN AMRO Munitops Certificate Trust, Series 2002-25, GO, VRDO, MBIA, 2.24%, 09/04/08	5,000
	Blount County Public Building Authority, Local Government Public Improvement,
16,550	Series A-4-A, Rev., VRDO, 2.42%, 09/03/08	16,550
33,825	Series D-3-A, Rev., VRDO, 2.42%, 09/03/08	33,825
20,165	Series E-3-B, Rev., VRDO, LOC: KBC Bank N.V., 2.40%, 09/03/08	20,165
14,835	Series E-3-C, Rev., VRDO, LOC: KBC Bank N.V., 2.40%, 09/03/08	14,835
19,110	Chattanooga Health Educational & Housing Facility Board, Catholic Health, Series C, Rev., VRDO, 2.00%, 09/03/08	19,110
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Board,
4,655	Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	4,655
45,825	Rev., VRDO, LOC: Bank Of America N.A., 2.45%, 09/03/08	45,825
28,185	Clarksville Water, Sewer & Gas Revenue, Rev., VRDO, FSA, 1.95%, 09/02/08	28,185
17,355	County of Shelby, Series A, GO, VRDO, 1.75%, 09/02/08	17,355
13,280	Jackson Energy Authority, Rev., VRDO, FSA, 1.95%, 09/03/08	13,280
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VRDO, LOC: Bank Of America N.A., 2.15%, 09/04/08	3,000
24,595	Johnson City Health & Educational Facilities Board, Series MT-241, Rev., VRDO, 1.90%, 09/05/08	24,595
82,720	Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Series A, Rev., VRDO, LOC: Regions Bank, 1.60%, 09/03/08	82,720
11,650	Lehman Municipal Trust Receipts, Various States, Series 102W, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.00%, 09/03/08	11,650
18,990	Memphis Center City Revenue Finance Corp., Series PT-1220, Rev., VRDO, 2.00%, 09/05/08 (e)	18,990
14,475	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Wategrove Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/02/08	14,475
7,595	Metropolitan Government Nashville & Davidson County, Series PT-1526, Rev., VRDO, AMBAC, 2.05%, 10/01/19	7,595
35,000	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Health & Educational Facilities Board, Rev., VRDO, 1.60%, 09/03/08	35,000
7,600	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Belmont University Project, Rev., VRDO, LOC: Suntrust Bank, 1.84%, 09/03/08	7,600
	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Vanderbilt University,
38,435	Series A-2, Rev., VRDO, 1.40%, 09/03/08	38,435
13,810	Series B, Rev., VRDO, 1.75%, 09/02/08	13,810
2,775	Metropolitan Government Nashville & Davidson County, IDA, L&S LLC Project, Rev., VRDO, LOC: Bank Of New York, 1.95%, 09/04/08	2,775
15,000	Metropolitan Government Nashville & Davidson County, IDA, YMCA Project, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	15,000
11,500	Metropolitan Government Nashville & Davidson County, Multi-Family Housing, Retreat Dry, Rev., VRDO, LOC: Citibank N.A., 1.91%, 09/02/08	11,500
	Montgomery County Public Building Authority, Tennessee County Loan Pool,
8,830	Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	8,830
55,595	Rev., VRDO, LOC: Bank Of America N.A., 2.45%, 09/03/08	55,595
	Sevier County Public Building Authority, Local Government Public Improvement,
11,950	Series VI-B-1, Rev., VRDO, 2.42%, 09/03/08	11,950
23,000	Series VI-K-1, Rev., VRDO, 2.42%, 09/03/08	23,000
4,815	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Bank Of America N.A., 1.84%, 09/03/08	4,815
6,310	Signal Mountain Health, Educational & Housing Facility Board, Alexian Village, Rev., VRDO, FSA, 1.88%, 09/03/08	6,310
		616,430
	Texas — 7.9%
	ABN AMRO Munitops Certificate Trust,
17,990	Series 2005-45, Rev., VRDO, 1.83%, 09/04/08	17,990
9,945	Series 2006-54, GO, VRDO, PSF-GTD, 1.83%, 09/04/08	9,945

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
6,192	Series 2006-77, GO, VRDO, PSF-GTD, 1.83%, 09/04/08	6,192
19,010	Series 2007-14, GO, VRDO, MBIA, 2.24%, 09/04/08	19,010
36,355	Aldine Independent School District, School Buildings, GO, VRDO, PSF-GTD, 2.00%, 06/15/09	36,355
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, 1.88%, 09/03/08	9,100
3,500	Bowie County Industrial Development Corp., Texarkana Newspapers, Inc., Rev., VRDO, LOC: Bank Of New York, 2.50%, 09/03/08	3,500
1,200	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank Of America N.A., 1.94%, 09/03/08	1,200
	City of Austin, Hotel Occupancy,
6,260	Series A, Rev., VRDO, LOC: Dexia Credit Local, 1.80%, 09/03/08	6,260
9,040	Series B, Rev., VRDO, LOC: Dexia Credit Local, 1.90%, 09/03/08	9,040
20,000	City of Dallas, Refinancing & Improvement, GO, 4.00%, 02/15/09	20,143
	City of Houston,
20,895	Series ROCS-RR-II-R-12050, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Financial Products, 1.87%, 09/04/08	20,895
20,100	Series ROCS-RR-II-R-12096, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citigroup Global Markets, 1.87%, 09/04/08	20,100
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VRDO, FSA, LIQ: Societe Generale, 1.90%, 09/04/08	17,500
36,300	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VRDO, AMT, FSA, 2.30%, 09/03/08	36,300
	City of Houston, First Lien,
25,000	Series A-1, Rev., VRDO, LOC: Bank Of America N.A., 1.80%, 09/03/08	25,000
6,000	Series A-2, Rev., VRDO, LOC: Bank Of America N.A., 1.80%, 09/03/08	6,000
10,085	City of Richardson, Refinancing & Improvement, GO, VRDO, 2.00%, 06/15/09	10,085
	City of San Antonio, Electric & Gas,
29,700	Series ROCS-RR-II-R-12103, Rev., VRDO, LIQ: Bayerische Landesbank, 1.81%, 09/04/08	29,700
24,200	Series SG-104, Rev., VRDO, LIQ: Societe Generale, 1.85%, 09/05/08	24,200
4,195	Series SG-105, LOC: Societe Generale, 1.85%, 02/01/19	4,195
11,000	City of San Antonio, Electric & Gas Systems, Junior Lien, Rev., VRDO, 1.93%, 09/03/08	11,000
3,000	City of San Antonio, Municipal Drainage Utilities, Series 1089, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 2.34%, 09/04/08	3,000
6,435	City of San Antonio, Water Revenue, Series SG-159, Rev., VRDO, FSA, 1.90%, 09/04/08	6,435
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bends Apartment Project, Rev., VRDO, FNMA, LIQ: FNMA, 1.90%, 09/05/08	8,719
19,040	Crawford Educational Facilities Corp., Southwestern University Project, Series B, Rev., VRDO, 1.90%, 09/03/08	19,040
14,480	Cypress-Fairbanks Independent School District, Series PZ-203, GO, VRDO, MBIA, PSF-GTD, LIQ: Wells Fargo Bank N.A., 1.86%, 09/05/08	14,480
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 1.95%, 09/03/08	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
25,085	Series DB-456, Rev., VRDO, FSA, LIQ: Deutsche Bank A.G., 2.02%, 09/04/08	25,085
9,900	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank A.G., 1.88%, 09/04/08	9,900
35,745	Dexia Credit Local Certificates Trust, Series 2008-062, GO, VRDO, PSF-GTD, LIQ: Dexia Credit Local, 1.94%, 09/04/08	35,745
	DFA Municipal Trust,
26,460	Series 49, Rev., VRDO, AMBAC, LOC: Depfa Bank plc, 2.14%, 09/02/08	26,460
102,185	Series 2008-06, Rev., VRDO, LOC: Depfa Bank plc, 2.14%, 09/04/08	102,185
26,700	Eclipse Funding Trust, Solar Eclipse, Browns, Series 2006-0068, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.85%, 09/05/08	26,700
11,045	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	11,045
11,755	Eclipse Funding Trust, Solar Eclipse, Harris, Series 2006-0040, Rev., VRDO, FGIC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	11,755

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
	Eclipse Funding Trust, Solar Eclipse, Houston,
26,450	Series 2006-0070, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 1.85%, 09/05/08	26,450
16,015	Series 2007-0033, Rev., VRDO, AMBAC, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.87%, 09/04/08	16,015
9,920	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	9,920
5,600	Eclipse Funding Trust, Solar Eclipse, North, Series 2006-0058, GO, VRDO, MBIA-IBC, PSF-GTD, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	5,600
10,370	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	10,370
24,419	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/04/08	24,419
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VRDO, LOC: State Street B&T Co., 1.95%, 09/03/08	5,000
	Greater Texas Student Loan Corp.,
39,350	Series A, Rev., VRDO, LOC: State Street B&T Co., 1.95%, 09/03/08	39,350
56,840	Gulf Coast Waste Disposal Authority, Amoco Oil, Rev., VRDO, 2.50%, 09/02/08	56,840
19,345	Gulf Coast Waste Disposal Authority, Exxon Project, GO, VRDO, 2.20%, 09/03/08	19,345
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 1.88%, 09/03/08	5,000
15,200	Harris County Flood Control District, Series B, GO, VRDO, 1.80%, 09/03/08	15,200
9,530	Harris County Health Facilities Development Corp., Series PT-2350, Rev., VRDO, 1.86%, 09/05/08	9,530
13,600	Harris County Housing Finance Corp., Baypointe Apartments, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	13,600
12,800	Harris County Housing Finance Corp., Multi-Family Housing, Floating Rate Trust Receipts, Series 3-D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.00%, 09/03/08	12,800
	Harris County IDC,
8,400	Rev., VRDO, 2.20%, 09/03/08	8,400
4,600	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VRDO, LOC: Suntrust Bank, 1.90%, 09/04/08	4,600
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VRDO, 1.85%, 09/05/08	29,245
20,000	Houston Higher Education Finance Corp., Rice University Project, Series A, Rev., VRDO, 2.55%, 09/03/08	20,000
28,545	Houston Independent School District, Series ROCS-RR-II-R-408, GO, VRDO, PSF-GTD, LIQ: Citibank N.A., 1.79%, 09/04/08 (e)	28,545
78,900	Katy Independent School District, Series C, GO, VRDO, PSF-GTD, 1.84%, 09/04/08	78,900
22,280	Lamar Consolidated Independent School District, Schoolhouse, GO, VRDO, PSF-GTD, 3.75%, 09/08/08	22,280
17,000	Lewisville Independent School District, Series SGA-134, GO, VRDO, LIQ: Societe Generale, 1.85%, 09/03/08 (e)	17,000
	Lower Colorado River Authority,
29,625	Series PA-590, Rev., VRDO, FSA, LIQ: Merrill Lynch Capital Services, 1.85%, 09/03/08	29,625
26,265	Series ROCS-RR-II-R-10285, Rev., VRDO, BHAC-CR, FSA-CR, MBIA, LIQ: Landesbank Hessen-Thuringen, 1.88%, 09/04/08	26,265
3,425	Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project, Series A-2, Rev., VRDO, 2.50%, 09/02/08	3,425
18,700	Lubbock Health Facilities Development Corp., St. Joseph Health Systems, Series B, Rev., VRDO, LOC: Wachovia Bank N.A., 2.65%, 09/02/08	18,700
21,170	Lufkin Health Facilities Development Corp., Memorial Health System East Texas, Rev., VRDO, LOC: Wachovia Bank N.A., 2.43%, 09/03/08	21,170
5,455	Mansfield Independent School District, Series SGA-129, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 1.88%, 09/03/08 (e)	5,455
22,815	Matagorda County Navigation District No. 1, Series 2656, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	22,815
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 1.85%, 09/03/08	5,290

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 1.88%, 09/04/08	17,050
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 1.88%, 09/04/08	20,000
10,625	North Texas Health Facility Development Corp., Series PT-913, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	10,625
46,405	North Texas Health Facility Development Corp., Baylor Health Care System Project, Series C, Rev., VRDO, FSA, 1.75%, 09/03/08	46,405
	North Texas Higher Education Authority,
10,000	Series A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 2.00%, 09/03/08	10,000
23,030	Series A, Rev., VRDO, GTD STD LNS, LOC: Bank Of America N.A., 2.15%, 09/03/08	23,030
6,250	Series A-2, Class II, Rev., VRDO, LOC: Depfa Bank plc, 1.98%, 09/03/08	6,250
17,200	Pasadena Independent School District, Series A, GO, VRDO, PSF-GTD, 1.84%, 09/02/08	17,200
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VRDO, PSF-GTD, LIQ: Societe Generale, 1.88%, 09/03/08	11,735
	Puttable Floating Option Tax-Exempt Receipts,
19,625	Series MT-391, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 1.83%, 09/05/08	19,625
61,540	Series MT-483, Rev., VRDO, BHAC-CR, MBIA, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	61,540
10,090	Series PA-1500, Rev., VRDO, GNMA COLL, LIQ: Merrill Lynch Capital Services, 1.92%, 09/05/08	10,090
9,300	Puttable Floating Option Tax-Exempt Receipts, Dallas, Series PT-3974, Rev., VRDO, AMBAC, LIQ: Dexia Credit Local, 1.85%, 09/03/08	9,300
10,080	Round Rock Independent School District, Series ROCS-RR-II-R-10145, GO, VRDO, PSF-GTD, LIQ: Citibank N.A., 1.73%, 09/04/08	10,080
13,115	San Antonio Housing Finance Corp., Series ROCS-RR-II-R-13058CE, Rev., VRDO, LIQ: Citigroup Financial Products, 2.15%, 09/04/08	13,115
9,300	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 2.10%, 09/03/08	9,300
82,500	State of Texas, TRAN, 3.00%, 08/28/09	83,626
	State of Texas, EAGLE,
20,000	Series 2007-0082, Class A, GO, VRDO, LIQ: Bayerische Landesbank, 1.78%, 09/04/08	20,000
50,000	Series 2007-0090, Class A, GO, VRDO, LIQ: Citibank N.A., 1.78%, 09/04/08	50,000
	State of Texas, Veterans Housing Assistance Fund,
7,400	Series A-1, GO, VRDO, LIQ - Texas State Treasurer, 2.13%, 09/03/08	7,400
58,640	Series II-A, GO, VRDO, LIQ: Dexia Credit Local, 1.80%, 09/02/08	58,640
27,015	Series II-A, GO, VRDO, 1.93%, 09/02/08	27,015
19,180	Series II-B, GO, VRDO, VA GTD, 1.93%, 09/03/08	19,180
13,245	Series II-B, GO, VRDO, 2.03%, 09/02/08	13,245
18,220	State of Texas, Veterans Land, GO, VRDO, 1.85%, 09/02/08	18,220
14,030	Strategic Housing Finance Corp., Series ROCS-RR-II-R-700CE, Rev., VRDO, LIQ: Citigroup Financial Products, 1.97%, 09/04/08	14,030
17,765	Tarrant County Cultural Education Facilities Finance Corp., Series 2871, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.84%, 09/04/08	17,765
8,065	Tarrant County Housing Finance Corp., Series ROCS-RR-II-R-11204, Rev., VRDO, GNMA COLL, LIQ: Citibank N.A., 1.92%, 09/04/08	8,065
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/03/08	8,700
49,275	Texas Department of Housing & Community Affairs, Series A, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 2.03%, 09/03/08	49,275
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.08%, 09/04/08	5,000
10,050	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading, Senior, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.08%, 09/03/08	10,050
8,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Terraces Cibolo, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	8,000
	Texas Department of Housing & Community Affairs, Single Family Mortgage,
10,100	Series B, Rev., VRDO, AMT, FSA, 2.23%, 09/03/08	10,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Texas — Continued
18,000	Series H, Rev., VRDO, AMT, FHA/VA, 2.03%, 09/03/08	18,000
1,045	Texas Department of Housing & Community Affairs, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.78%, 09/02/08	1,045
280,000	Texas Municipal Gas Acquisition & Supply Corp. I, Series 2848, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	280,000
31,965	Texas Municipal Gas Acquisition & Supply Corp. II, Series 2130, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	31,965
	Texas State Turnpike Authority,
12,480	Series ROCS-RR-II-R-10297, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citigroup Financial Products, 1.87%, 09/04/08	12,480
24,750	Series ROCS-RR-II-R-12057, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citigroup Financial Products, 1.87%, 09/04/08	24,750
9,900	Texas State Turnpike Authority, EAGLE, Series 2003-0008, Class A, Rev., VRDO, BHAC-CR, AMBAC, LIQ: Citibank N.A., 1.88%, 09/04/08	9,900
12,670	Texas State University Systems, Financing Revenue, Series PT-3474, Rev., VRDO, FSA, LIQ: Dexia Credit Local, 1.85%, 09/05/08	12,670
23,650	Tyler Health Facilities Development Corp., Mother Frances Hospital, Series B, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/03/08	23,650
	University of Texas,
20,900	Series B, Rev., VRDO, LIQ: University Of Texas Investment Management Co., 1.90%, 09/03/08	20,900
13,205	Series B, Rev., VRDO, LIQ: University Of Texas System Board Regulations, 1.40%, 09/03/08	13,205
20,800	Series B, Rev., VRDO, LIQ: University Of Texas System Board Regulations, 1.55%, 09/03/08	20,800
9,705	Waco Health Facilities Development Corp., Series 2919, Rev., VRDO, MBIA, FHA, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	9,705
		2,463,139
	Utah — 1.1%
	Central Utah Water Conservancy District,
50,000	Series A, Rev., VRDO, 1.88%, 09/03/08	50,000
40,110	Series E, GO, VRDO, AMBAC, 4.50%, 09/03/08	40,110
6,000	County of Weber, IHC Health Care Services, Series A, Rev., VRDO, 2.35%, 09/03/08	6,000
25,625	DFA Municipal Trust, Series 2008-19, Rev., VRDO, AMBAC, LOC: Depfa Bank plc, 2.24%, 09/03/08	25,625
10,080	Park City, U.S. Ski & Snowboard Association, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.84%, 09/03/08	10,080
12,485	Salt Lake City, Valley Mental Health Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.84%, 09/03/08	12,485
	Utah Housing Corp., Single Family Mortgage,
22,445	Series 1, Rev., VRDO, 2.13%, 09/03/08	22,445
11,560	Series 2, Rev., VRDO, 2.13%, 09/03/08	11,560
11,990	Series B-1, Rev., VRDO, LIQ: Depfa Bank plc, 2.10%, 09/03/08	11,990
11,540	Series C, Rev., VRDO, LIQ: Depfa Bank plc, 2.10%, 09/03/08	11,540
12,450	Series E, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 2.10%, 09/03/08	12,450
6,635	Series E-1, Class I, Rev., VRDO, 2.10%, 09/03/08	6,635
7,055	Series F, Class I, Rev., VRDO, LIQ: Bayerische Landesbank, 2.10%, 09/05/08	7,055
14,000	Series G-1, Class I, Rev., VRDO, 2.10%, 09/03/08	14,000
9,000	Series H, Rev., VRDO, LIQ: Depfa Bank plc, 2.10%, 09/03/08	9,000
13,830	Series I, Rev., VRDO, LIQ: Bayerische Landesbank, 2.10%, 09/05/08	13,830
	Utah Housing Finance Agency, Single Family Mortgage,
4,100	Series C-1, Class I, Rev., VRDO, 2.10%, 09/03/08	4,100
6,510	Series D-1, Rev., VRDO, AMT, 2.10%, 09/03/08	6,510
6,705	Series E-1, Rev., VRDO, AMT, LIQ: Bayerische Landesbank, 2.10%, 09/03/08	6,705
4,935	Series F-2, Class I, Rev., VRDO, 2.10%, 09/03/08	4,935
	Utah Transit Authority,
42,820	Series Sub Series A, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 2.55%, 09/03/08	42,820
5,560	Series Sub Series B, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 2.45%, 09/03/08	5,560
14,760	Washington County-St. George Interlocal Agency, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/02/08	14,760
		350,195

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Vermont — 0.7%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 1.87%, 09/04/08	15,475
36,840	Vermont Educational & Health Buildings Financing Agency, Middlebury College Project, Rev., VRDO, 1.70%, 09/04/08	36,840
6,635	Vermont Educational & Health Buildings Financing Agency, St. Johnsbury Academy Project, Rev., VRDO, LOC: Allied Irish Bank plc, 1.70%, 09/04/08	6,635
16,500	Vermont Housing Finance Agency, Series C, Rev., VRDO, AMT, FSA, 3.10%, 09/03/08	16,500
	Vermont Housing Finance Agency, Multiple Purpose Notes,
12,900	Series A, Rev., AMT, 1.95%, 09/25/08	12,900
14,645	Series B, Rev., AMT, 2.00%, 04/30/09	14,645
	Vermont Housing Finance Agency, Single Family,
11,200	Series 22, Rev., VRDO, AMT, FSA, 2.32%, 09/03/08	11,200
9,760	Series 21A, Rev., VRDO, AMT, FSA, 2.32%, 09/03/08	9,760
9,240	Series 24A, Rev., VRDO, AMT, FSA, 3.10%, 09/03/08	9,240
12,945	Series 25A, Rev., VRDO, AMT, FSA, 3.10%, 09/03/08	12,945
	Vermont Student Assistance Corp.,
20,000	Series 2008 A-1, Rev., VRDO, LOC: Keybank N.A., 2.26%, 09/03/08	20,000
50,000	Series 2008 B-1, Rev., VRDO, 2.08%, 09/03/08	50,000
		216,140
	Virginia — 1.4%
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VRDO, LOC: Suntrust Bank, 1.85%, 09/02/08	8,000
7,270	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/04/08	7,270
17,955	Clipper Tax-Exempt Certificate Trust, Series 2005-38, Rev., VRDO, 1.84%, 09/04/08	17,955
	Fairfax County IDA,
30,000	Series 2008B-1, Rev., VAR, LIQ: Inova Health System Foundation, 1.60%, 04/20/09	30,000
16,490	Series 2008C-1, Rev., VAR, LIQ: Inova Health System Foundation, 1.60%, 04/20/09	16,490
	Fairfax County IDA, Inova Health System Project,
20,600	Series A-1, Rev., VRDO, 1.78%, 09/03/08	20,600
45,860	Series C-2, Rev., VRDO, 1.78%, 09/03/08	45,860
9,000	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, LIQ: FNMA, 1.98%, 09/04/08	9,000
10,345	Lehman Municipal Trust Receipts, Various States, Series F4, Regulation D, Rev., VRDO, LIQ: Lehman Brothers Special Financing, 3.00%, 09/05/08	10,345
	Loudoun County IDA, Howard Hughes Medical,
31,405	Series C, Rev., VRDO, 1.60%, 09/02/08	31,405
21,905	Series D, Rev., VRDO, 1.60%, 09/02/08	21,905
10,000	Lynchburg Industrial Development Authority, Central Health Hospital, Series A, Rev., VRDO, MBIA, LOC: Suntrust Bank, 1.85%, 09/03/08	10,000
21,500	Montgomery County IDA, Virginia Tech Foundation, Rev., VRDO, LOC: Bank Of America N.A., 2.41%, 09/02/08	21,500
23,225	Norfolk EDA, Sentara Healthcare, Series C, Rev., VRDO, FSA, 2.20%, 09/03/08	23,225
36,925	Puttable Floating Option Tax-Exempt Receipts, Series MT-446, Rev., VRDO, LIQ: Bayerische Landesbank, 1.90%, 09/05/08	36,925
7,500	Roanoke Industrial Development Authority, Carilion Health System, Series C-2, Rev., VRDO, FSA, 2.55%, 09/03/08	7,500
21,575	Smyth County IDA, Mountain States Health Alliance, Series C, Rev., VRDO, LOC: Regions Bank, 1.60%, 09/03/08	21,575
5,000	University of Virginia, EAGLE, Series 2006-0017, Class A, Rev., VRDO, LIQ: Citibank N.A., 1.80%, 09/04/08	5,000
35,600	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 2.40%, 09/03/08	35,600
	Virginia Commonwealth Transportation Board,
5,591	Series 727, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.84%, 09/04/08 (e)	5,591
23,590	Series SG-137, Rev., VRDO, LIQ: Societe Generale, 1.85%, 09/05/08	23,590
	Virginia Public Building Authority,
13,300	Series D, Rev., VRDO, 1.85%, 09/03/08	13,300
4,845	Series ROCS-RR-II-R-4050, Rev., VRDO, LIQ: Citigroup Financial Products, 1.79%, 09/04/08	4,845

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   63

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Virginia — Continued
5,415	Virginia Resources Authority, Infrastructure, Series ROCS-RR-II-R-249, Rev., VRDO, LIQ: Citibank N.A., 1.79%, 09/04/08	5,415
10,330	Virginia Small Business Financing Authority, Virginia State University Real Estate, Rev., VRDO, LOC: Bank Of America N.A., 2.45%, 09/03/08	10,330
		443,226
	Washington — 1.7%
10,750	ABN AMRO Munitops Certificate Trust, Series 2004-08, GO, VRDO, AMBAC, 2.24%, 09/04/08	10,750
12,495	Central Puget Sound Regional Transportation Authority, Series ROCS-RR-II-R-7510, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 2.04%, 09/04/08	12,495
8,995	Chelan County Public Utility District No. 1, Series PA-1047, Rev., VRDO, MBIA, 2.12%, 09/05/08 (w)	8,995
19,885	City of Seattle, Drain & Wastewater Utilities, Municipal Securities Trust Receipts, Series SG-135, Rev., VRDO, MBIA, LIQ: Societe Generale, 1.85%, 09/05/08	19,885
13,200	City of Seattle, Municipal Light & Power, Municipal Securities Trust receipts, Series SGA-96, Rev., VRDO, MBIA, LIQ: Societe Generale, 2.35%, 09/03/08	13,200
4,000	City of Seattle, Municipal Securities Trust Receipts, Series SGA-142, GO, VRDO, LIQ: Societe Generale, 1.88%, 09/03/08	4,000
12,800	City of Seattle, Water Systems, Rev., VRDO, LOC: Bayerische Landesbank, 1.50%, 09/05/08	12,800
11,360	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0063, Rev., VRDO, MBIA, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.85%, 09/05/08 (e)	11,360
	Eclipse Funding Trust, Solar Eclipse, Washington,
15,545	Series 2005-0001, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 3.65%, 09/20/08	15,545
10,950	Series 2006-0009, GO, VRDO, FSA, LIQ: U.S. Bank N.A., 1.87%, 09/04/08	10,950
6,995	Energy Northwest Electric, Series PT-734, Rev., VRDO, MBIA, LOC: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	6,995
5,225	King County, Series ROCS-RR-II-R-1028, GO, VRDO, FSA, LIQ: Citigroup Financial Products, 1.96%, 09/04/08	5,225
5,000	King County School District No. 405 Bellevue, GO, 5.00%, 12/01/08	5,039
12,000	King County, Sewer, Series 1200, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.09%, 09/04/08	12,000
8,000	Port of Seattle, Sub Lien, Rev., VRDO, AMT, LOC: Fortis Bank S.A./N.V., 1.95%, 09/03/08	8,000
17,970	Port of Tacoma Washington, Series PA-1185, GO, VRDO, AMBAC, 1.84%, 09/05/08	17,970
	Puttable Floating Option Tax-Exempt Receipts,
19,850	Series 4518, GO, VRDO, LIQ: Merrill Lynch International Bank Ltd., 1.84%, 09/05/08	19,850
10,000	Series MT-453, Rev., VRDO, MBIA, LIQ: Merrill Lynch International Bank Ltd., 1.83%, 09/05/08	10,000
885	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 1.90%, 09/04/08	885
	Snohomish County Public Utility District No. 1,
10,990	Series A-1, Rev., VRDO, FSA, 2.20%, 09/03/08	10,990
38,800	Series A-2, Rev., VRDO, FSA, 2.20%, 09/03/08	38,800
11,800	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VRDO, LOC: Bank Of America N.A., 1.85%, 09/03/08	11,800
35,590	Snohomish County Public Utility District No. 1, Generation Systems, Series A, Rev., VRDO, FSA, 2.20%, 09/03/08	35,590
5,000	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 1.88%, 09/03/08	5,000
7,000	Washington Health Care Facilities Authority, Multicare Health System, Series D, Rev., VRDO, FSA, 2.75%, 09/03/08	7,000
4,000	Washington Health Care Facilities Authority, Swedish Health Services, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	4,000
	Washington State Housing Finance Commission, Multi-Family Housing,
26,730	Series ROCS-RR-II-R-13059CE, Rev., VRDO, LIQ: Citigroup Financial Products, 2.15%, 09/04/08	26,730
44,695	Series ROCS-RR-II-R-13060CE, Rev., VRDO, LIQ: Citigroup Financial Products, 2.15%, 09/04/08	44,695

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Washington — Continued
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.73%, 09/02/08	2,545
325	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 1.84%, 09/02/08	325
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.08%, 09/04/08	13,600
29,240	Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens, Kirkland, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.91%, 09/04/08	29,240
16,880	Washington State Housing Finance Commission, Seattle Art Museum Project, Rev., VRDO, LOC: Allied Irish Bank plc, 2.20%, 09/03/08	16,880
10,700	Washington State Housing Finance Commission, Seattle Country Day School, Rev., VRDO, LOC: Bank Of America N.A., 1.86%, 09/03/08	10,700
2,750	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank Of America N.A., 1.90%, 09/02/08	2,750
25,000	Washington State Housing Finance Commission, YMCA Greater Seattle, Rev., VRDO, LOC: Bank Of America N.A., 1.82%, 09/03/08	25,000
15,850	Washington State Housing Finance Commission, YMCA Snohomish County Project, Rev., VRDO, LOC: Bank Of America N.A., 2.30%, 09/03/08	15,850
14,520	Wells Fargo Stage Trust, Series 2008-5C, Rev., VRDO, FSA, LIQ: Wells Fargo & Company, 1.88%, 09/04/08	14,520
		521,959
	West Virginia — 0.4%
19,535	Eclipse Funding Trust, Solar Eclipse, West Virginia, Series 2006-0132, Rev., VRDO, FSA, LIQ: U.S. Bank N.A., 1.86%, 09/04/08	19,535
102,570	Puttable Floating Option Tax-Exempt Receipts, Series MT-562, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 2.64%, 09/05/08	102,570
		122,105
	Wisconsin — 1.8%
17,370	ABN AMRO Munitops Certificate Trust, Series 2005-25, Rev., VRDO, AMBAC, 3.34%, 09/04/08	17,370
21,000	City of Milwaukee, Series V8, GO, VRDO, 1.85%, 09/03/08	21,000
	Wisconsin Health & Educational Facilities Authority,
11,000	Series MT-318, Rev., VRDO, FSA, LIQ: Landesbank Hessen-Thuringen, 2.45%, 09/05/08	11,000
10,765	Series PT-873, Rev., VRDO, AMBAC, 1.83%, 09/05/08	10,765
107,050	Series PT-917, Rev., VRDO, MBIA, LIQ: Helaba, 1.83%, 09/05/08	107,050
17,210	Series ROCS-RR-II-R-11509, Rev., VRDO, FSA, LIQ: Citibank N.A., 2.19%, 09/04/08	17,210
40,000	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., VAR, 1.75%, 04/01/09	40,000
47,550	Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Series A, Rev., VRDO, LOC: M&I Marshall & Ilsley, 2.45%, 09/03/08	47,550
100,000	Wisconsin Health & Educational Facilities Authority, Children’s Hospital, Series B, Rev., VRDO, 1.99%, 09/04/08	100,000
	Wisconsin Health & Educational Facilities Authority, Gundersen Lutheran Hospital,
28,020	Series B, Rev., VRDO, FSA, 2.00%, 02/15/33	28,020
32,085	Series C, Rev., VRDO, FSA, 1.95%, 02/15/33	32,085
25,650	Wisconsin Health & Educational Facilities Authority, Hospital Sister’s Services, Series B-1, Rev., VRDO, FSA, 1.95%, 09/05/08	25,650
	Wisconsin Housing & EDA,
4,000	Series A, Rev., VRDO, 1.95%, 09/03/08	4,000
56,020	Series A, Rev., VRDO, 2.00%, 09/03/08	56,020
22,575	Series C, Rev., VRDO, 2.00%, 09/03/08	22,575
3,405	Series E, Rev., VRDO, FSA, 2.05%, 09/03/08	3,405
4,745	Series E, Rev., VRDO, 2.35%, 09/03/08	4,745
		548,445
	Wyoming — 0.5%
91,000	Campbell County IDR, Two Elk Partners Project, Rev., VAR, 3.65%, 09/04/08	91,000
	Lincoln County, PCR, Exxon Project,
10,700	Rev., VRDO, 2.00%, 09/02/08	10,700
15,950	Series B, Rev., VRDO, 2.20%, 09/03/08	15,950
13,350	Series D, Rev., VRDO, 2.20%, 09/03/08	13,350
10,600	Platte County, PCR, Series A, Rev., VRDO, LOC: National Rural Utility Finance, 2.55%, 09/03/08	10,600

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   65

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wyoming — Continued
14,400	Unita County, PCR, AmocoProject, Rev., VRDO, 2.50%, 09/03/08	14,400
3,565	Unita County, PCR, Chevron USA, Inc. Project, Rev., VRDO, 2.50%, 09/02/08	3,565
650	Wyoming Community Development Authority, Series 9, Rev., VRDO, AMT, 2.05%, 09/03/08	650
		160,215
	Total Municipal Bonds (Cost $29,679,549)	29,679,549
Municipal Commercial Paper — 3.9%
	California — 0.6%
	State of California,
31,500	1.30%, 09/02/08	31,500
145,000	1.40%, 09/09/08	145,000
		176,500
	Florida — 0.1%
23,126	City of Cape Coral, 2.69%, 09/25/08	23,126
21,887	Sunshine State, 1.45%, 09/08/08	21,887
		45,013
	Hawaii — 0.0% (g)
17,500	Honolulu City, 1.70%, 09/02/08	17,500
	Kentucky — 0.1%
18,500	Kentucky Asset Liability Commission, 2.20%, 10/08/08	18,500
	Maryland — 0.2%
27,200	Baltimore County, 1.57%, 01/15/09	27,200
25,000	Maryland Health & Higher Education Facilities, 1.65%, 11/14/08	25,000
		52,200
	Massachusetts — 0.2%
55,000	Commonwealth of Massachusetts, 1.50%, 11/05/08	55,000
	Michigan — 0.1%
21,580	Michigan State Building Authority, 1.60%, 11/06/08	21,580
	Minnesota — 0.1%
35,500	City of Minneapolis, 1.55%, 11/06/08	35,500
	Nebraska — 0.1%
28,000	City of Lincoln, Elementary School, 1.65%, 11/13/08	28,000
	Nevada — 0.0% (g)
6,500	Clark County, 1.95%, 09/03/08	6,500
	New York — 0.1%
26,500	Metropolitan Transportation Authority, 1.45%, 09/03/08	26,500
	North Carolina — 0.5%
	City of Charlotte,
20,502	1.50%, 09/10/08	20,502
24,334	1.55%, 09/10/08	24,334
113,608	1.60%, 09/10/08	113,608
		158,444
	Ohio — 0.3%
44,200	City of Cleveland, 1.60%, 10/22/08	44,200
50,500	Ohio State University, 1.57%, 11/13/08	50,500
		94,700
	Oregon — 0.0% (g)
16,000	Salem Oregon, 1.80%, 11/03/08	16,000
	Tennessee — 0.2%
15,000	Metropolitan Government Nashville & Davidson County, 1.60%, 11/06/08 (m)	15,000
	State of Tennessee,
12,500	1.50%, 09/08/08	12,500
30,000	1.75%, 09/10/08	30,000
		57,500
	Texas — 0.4%
35,000	Texas Department of Transportation, 1.58%, 11/05/08	35,000
59,741	Texas Housing Agency, 1.58%, 10/14/08	59,741
20,000	Texas Municipal Power Agency, 1.25%, 09/02/08	20,000
15,550	Upper Trinity Regional Water District, 1.60%, 10/08/08	15,550
		130,291
	Utah — 0.2%
54,000	Intermountain Power Agency, 1.70%, 10/08/08	54,000
	Virginia — 0.5%
42,370	Indiana Development Finance Authority, 1.50%, 09/17/08	42,370
	Metropolitan Washington Airports Authority,
36,100	1.60%, 10/15/08	36,100
93,500	1.80%, 10/08/08	93,500
		171,970

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — Continued
	Washington — 0.2%
	Port of Tacoma Washington,
51,000	1.60%, 10/14/08	51,000
13,000	1.65%, 10/14/08	13,000
3,000	University of Washington, 1.95%, 12/01/08	3,000
		67,000
	Total Municipal Commercial Paper (Cost $1,232,698)	1,232,698
	Total Investments — 99.0% (Cost $30,912,247) *	30,912,247
	Other Assets in Excess of Liabilities — 1.0%	319,149
	NET ASSETS — 100.0%	$31,231,396

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 4.0%
	District of Columbia — 0.7%
20,000	Metropolitan Washington Airports Authority, LOC: Bank of America N.A., 1.75%, 11/05/08	20,000
	Florida — 0.7%
18,645	Sunshine State, 1.85%, 09/10/08	18,645
	Indiana — 1.3%
34,000	Indiana Development Finance Authority, Pure Air Project, LOC: Landesbank Hessen Thueringer, 1.65%, 11/13/08	34,000
	Michigan — 0.6%
11,500	Michigan State Housing Development Authority, 1.70%, 10/15/08	11,500
5,100	State Building Authority of Michigan, 1.60%, 11/06/08	5,100
		16,600
	Ohio — 0.5%
13,710	Ross County, Hospital Improvement Facilities, Adena Project, Rev., VAR, CIFG, 3.00%, 10/29/08	13,710
	Utah — 0.2%
6,000	Intermountain Power Agency, 1.60%, 10/08/08	6,000
	Total Commercial Paper (Cost $108,955)	108,955
Daily Demand Notes — 9.9%
	California — 3.2%
33,300	California Housing Finance Agency, Home Mortgage, Series H, Rev., VRDO, 2.56%, 09/02/08	33,300
	California Housing Finance Agency, Multi-Family Housing,
1,450	Series A, Rev., VRDO, 2.60%, 09/02/08	1,450
3,700	Series A, Rev., VRDO, LOC: Helaba, 2.67%, 09/02/08	3,700
10,600	California Pollution Control Financing Authority, Air Products, Remarket, Series B, Rev., VRDO, 2.77%, 09/02/08	10,600
10,130	California Rural Home Mortgage Finance Authority, Series A, Rev., VRDO, 2.67%, 09/02/08	10,130
7,950	Regional Airports Improvement Corp., Los Angeles International Airport, Series 1989 , Rev., VRDO, LOC: Societe Generale, 2.64%, 09/02/08	7,950
19,255	Southern California Home Financing Authority,
	Series A, Rev., VRDO, AMT, 2.67%, 09/02/08	19,255
		86,385
	Delaware — 2.0%
55,300	Delaware State Economic Development Authority, Clean Power Project, Series C, Rev., VRDO, 2.60%, 09/02/08	55,300
	Kentucky — 1.9%
28,550	Kentucky Public Energy Authority, Series A, Rev., VRDO, 2.45%, 09/02/08	28,550
24,000	Louisville Regional Airport Authority, OH LLC Project, Series A, Rev., VRDO, 2.54%, 09/02/08	24,000
		52,550
	Louisiana — 0.6%
15,700	Louisiana Public Facilities Authority, Air Products & Chemical Project, Series A, Rev., VRDO, 2.80%, 09/02/08	15,700
	Michigan — 0.8%
985	Michigan State Hospital Finance Authority, Trinity Health Credit, Series F, Rev., VRDO, 2.60%, 09/02/08	985
330	Michigan State Housing Development Authority, Rental Housing, Series A, Rev., VRDO, AMT, FSA, 2.94%, 09/02/08	330
2,880	Michigan State Housing Development Authority, Rental Housing, Series C, Rev., VRDO, AMT, FSA, 2.94%, 09/02/08	2,880
3,605	Michigan State University, Series A, Rev., VRDO, 2.30%, 09/02/08	3,605
10,310	Michigan Strategic Fund, Air Products & Chemicals, Inc., Rev., VRDO, 2.80%, 09/02/08	10,310
1,130	Michigan Strategic Fund, Henry Ford Museum Village Project, Rev., VRDO, LOC: Comerica Bank, 2.40%, 09/02/08	1,130
3,200	University of Michigan, Hospital, Series A, Rev., VRDO, 2.55%, 09/02/08	3,200
		22,440
	Ohio — 0.1%
280	Ohio Air Quality Development Authority, PCR, First Energy, Series A, Rev., VRDO, LOC: Barclays Bank plc, 2.42%, 09/02/08	280
1,300	State of Ohio, Solid Waste, BP Chemical, Inc. Project, Rev., VRDO, 2.70%, 09/02/08	1,300
2,200	State of Ohio, Solid Waste, BP Products North America, Rev., VRDO, 2.70%, 09/02/08	2,200
		3,780

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Oregon — 0.6%
15,030	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 2.95%, 09/02/08	15,030
	Pennsylvania — 0.2%
4,700	Beaver County Industrial Development Authority, BASF Corp. Project, Rev., VRDO, 2.59%, 09/02/08	4,700
	Texas — 0.3%
8,000	Brazos River Harbor Navigation District, Merey Sweeny LP Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 2.75%, 09/02/08	8,000
	Virginia — 0.2%
4,035	Virginia College Building Authority, 21st Century College, Series C, Rev., VRDO, 2.45%, 09/02/08	4,035
	Total Daily Demand Notes (Cost $267,920)	267,920
Municipal Bonds — 8.1%
	Florida — 0.9%
24,515	Jacksonville Health Facilities Authority, Nemours Foundation Project, Rev., ARS, 2.24%, 01/22/09	24,515
	Indiana — 0.4%
10,122	Highland School Town, TAW, 4.00%, 12/31/08	10,167
	Iowa — 0.4%
11,050	Linn County, Series A, Rev., 2.25%, 06/30/09	11,095
	Louisiana — 0.7%
20,000	Lake Charles Harbor & Terminal District, Cogeneration Project, Rev., VAR, 2.25%, 09/15/08	20,000
	Michigan — 1.1%
10,000	Michigan Municipal Bond Authority, Series A-2, Rev., LOC: Dexia Credit Local, 3.00%, 08/20/09	10,124
20,000	State of Michigan, Series A, GO, LOC: Depfa Bank plc, 4.00%, 09/30/08	20,016
		30,140
	Ohio — 0.1%
3,500	Barberton City School District, School Facilities Construction, BAN, GO, 2.60%, 11/04/08	3,504
	Pennsylvania — 0.5%
12,820	Dexia Credit Local Certificates Trust, Series 2008-61, Rev., VAR, LIQ: Dexia Credit Local, 1.94%, 11/13/08	12,820
	Texas — 0.2%
5,510	North East Independent School District, MERLOTS, Series C-33, GO, VAR, PSF-GTD, 2.05%, 10/08/08	5,510
	Vermont — 0.5%
	Vermont Housing Finance Agency, Multiple Purpose Notes,
7,000	Series A, GO, AMT, 1.95%, 09/25/08	7,000
7,000	Series B, GO, AMT, 2.00%, 04/30/09	7,000
		14,000
	Washington — 0.3%
8,995	State of Washington, MERLOTS, Series C-34, GO, VAR, 2.05%, 10/08/08	8,995
	Wisconsin — 3.0%
70,000	Madison Metropolitan School District, Promissory Notes, Rev., TRAN, 4.00%, 09/05/08	70,003
10,000	Wisconsin Health & Educational Facilities Authority, Ascension Health, Series D, Rev., VAR, 1.75%, 04/01/09	10,000
		80,003
	Total Municipal Bonds (Cost $220,749)	220,749
Weekly Demand Notes — 77.7%
	Alaska — 0.3%
8,015	State of Alaska, Series II-R-138, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 2.18%, 09/04/08	8,015
	Arizona — 0.5%
13,995	Maricopa County IDA, Multi-Family Housing, Series 116, Rev., VRDO, LIQ: Bank of America N.A., 2.02%, 09/04/08	13,995
	California — 5.7%
44,300	Access to Loans for Learning Student Loan Corp., Series II-A-10, Rev., VRDO, 2.50%, 09/04/08	44,300
24,900	DFA Municipal Trust, Series 2008-32, Rev., VRDO, AMBAC, LOC: Depfa Bank plc, 2.24%, 09/04/08	24,900
23,315	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.91%, 09/04/08	23,315
10,375	Southern California Home Financing Authority, Series 2145, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/02/08	10,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
	Wells Fargo Stage Trust,
16,040	Series 15C, Rev., VRDO, LIQ: Wells Fargo & Co., 1.87%, 09/04/08	16,040
16,900	Series 29C, COP, VRDO, FSA, LIQ: Wells Fargo & Co., 1.84%, 09/04/08	16,900
17,475	Series 2008-7C, Rev., VRDO, MBIA, 1.88%, 09/04/08	17,475
		153,305
	Colorado — 3.4%
4,745	City of Erie, COP, VRDO, LOC: Keybank N.A., 1.95%, 09/03/08	4,745
10,000	CollegeInvest, Educational Loans, Series I-A, Rev., VRDO, LOC: Lloyds TSB Bank plc, 1.95%, 09/04/08	10,000
10,000	Colorado Housing & Finance Authority, Series A-3, Class 1, Rev., VRDO, AMT, 2.10%, 09/03/08	10,000
23,200	Colorado Housing & Finance Authority, Single Family Mortgage, Series A-2, Rev., VRDO, AMT, 2.10%, 09/03/08	23,200
5,535	Crystal Valley Metropolitan District No. 1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.84%, 09/04/08	5,535
	Denver City & County, Airport,
8,800	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 1.90%, 09/03/08	8,800
6,825	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 1.90%, 09/03/08	6,825
4,180	Deutsche Bank Spears/Lifers Trust, Various States, Series 510, Rev., VRDO, MBIA, LIQ: Deutsche Bank A.G., 1.91%, 09/04/08	4,180
5,520	Mesa County, Goodwill Industries, Colorado Springs, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.84%, 09/04/08	5,520
6,630	Moffat County School District No. 1, Series 2228, GO, VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.09%, 09/04/08	6,630
5,690	Westminster EDA, Mandalay Gardens Urban, Tax & Allocation Bonds, Series 2006, VRDO, LOC: Depfa Bank plc, 1.85%, 09/04/08	5,690
		91,125
	Delaware — 0.9%
9,915	Delaware State Housing Authority, Series 2857, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.99%, 09/04/08	9,915
5,600	New Castle County, Fairfield English Village Project, Rev., VRDO, FNMA, LIQ: FNMA, 2.08%, 09/04/08	5,600
10,150	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 1.95%, 09/04/08	10,150
		25,665
	District of Columbia — 0.8%
10,015	District of Columbia, Series ROCS-RR-II-R-11063, GO, VRDO, FGIC, LIQ: Citibank N.A., 1.87%, 09/04/08	10,015
11,165	Washington D.C. Convention Center Authority, Series 1606, Rev., VRDO, AMBAC, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	11,165
		21,180
	Florida — 4.1%
	Clipper Tax-Exempt Certificate Trust,
30,388	Series 2005-40, Rev., VRDO, AMT, 1.96%, 09/04/08	30,388
13,540	Series 2006-7, Rev., VRDO, AMT, LIQ: State Street Bank & Trust Co., 1.96%, 09/04/08	13,540
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.95%, 09/04/08	17,800
8,000	Hillsborough County IDA, Carrollwood Day School Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.84%, 09/04/08	8,000
5,375	Miami-Dade County IDA, Lawson Industries, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 2.20%, 09/04/08	5,375
4,655	Palm Beach County Housing Development Corp., Caribbean Villas, Rev., VRDO, FNMA, LIQ: FNMA, 2.08%, 09/04/08	4,655
5,500	Palm Beach County, Zoological Society, Inc. Project, Rev., VRDO, LOC: Northern Trust Co., 1.86%, 09/04/08	5,500
15,995	RBC Municipal Products, Inc. Trust, Series E-7, Rev., VRDO, LIQ: RBC Centura Bank, LOC: RBC Centura Bank, 1.91%, 09/02/08	15,995
11,270	Sumter County IDA, Armern Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 2.15%, 09/04/08	11,270
		112,523
	Georgia — 1.7%
32,570	Fulton County Development Authority, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 1.95%, 09/04/08	32,570
15,000	RBC Municipal Products, Inc. Trust, Series C-9, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 2.00%, 09/04/08	15,000
		47,570

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Illinois — 2.4%
15,985	Chicago O’Hare International Airport, Series ROCS-RR-II-R-10324, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 1.95%, 09/04/08	15,985
2,400	Chicago O’Hare International Airport, Compagnie Nationale Air France, Rev., VRDO, LOC: Societe Generale, 1.95%, 09/03/08	2,400
2,671	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VRDO, LOC: Societe Generale, 1.85%, 09/03/08	2,671
5,000	City of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 1.80%, 09/03/08	5,000
9,120	City of Chicago, Water, Series 2624, Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 1.94%, 09/04/08	9,120
9,985	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-288, Rev., VRDO, MBIA, LIQ: Deutsche Bank AG, 1.85%, 09/04/08	9,985
10,000	Illinois Finance Authority, Hickory Hills Drive LLC, Series 700, Rev., VRDO, LOC: Bank of America N.A., 2.02%, 09/04/08	10,000
7,165	Illinois Housing Development Authority, Multi-Family Housing, Pheasant Ridge/Hunter, Rev., VRDO, LOC: LaSalle Bank N.A., 2.15%, 09/04/08	7,165
1,830	Will & Kankakee Counties Regional Development Authority, JRS Realty Association LLC Project, Series A , Rev., VRDO, LOC: PNC Bank N.A., 1.97%, 09/04/08	1,830
		64,156
	Indiana — 2.8%
5,000	City of Michigan, Palatek Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	5,000
13,000	Clipper Tax-Exempt Certificate Trust, Series 2007-2, Rev., VRDO, LIQ: State Street Bank & Trust Co., 1.89%, 09/04/08	13,000
10,000	Indiana Development Finance Authority, PSI Energy, Inc. Projects, Series A, Rev., VRDO, LOC: Barclays Bank plc, 1.85%, 09/03/08	10,000
4,100	Indiana Finance Authority, Four Leaf Clover Dairy LLC, Rev., VRDO, LOC: LaSalle Bank N.A., 2.17%, 09/04/08	4,100
5,300	Indiana Finance Authority, Treslong Dairy Leasing LLC, Rev., VRDO, LOC: LaSalle Bank N.A., 2.17%, 09/04/08	5,300
10,000	Indiana Housing & Community Development Authority, Series A-2, Rev., VRDO, GNMA/FNMA COLL, 1.95%, 09/04/08	10,000
	Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Project,
12,500	Series C-2, Rev., VRDO, FSA, 1.95%, 09/02/08	12,500
7,000	Series C-3, Rev., VRDO, FSA, 2.00%, 09/02/08	7,000
9,415	Vanderburgh County, Multi-Family Housing, Arbors Apartment Project, Rev., VRDO, LOC: Lasalle Bank N.A., 2.15%, 09/04/08	9,415
		76,315
	Iowa — 0.8%
5,995	Iowa Finance Authority, Diocese of Sioux City Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.84%, 09/04/08	5,995
14,500	Iowa Finance Authority, Private School Facilities-Regis Schools, Rev., VRDO, LOC: Allied Irish Bank plc, 1.94%, 09/04/08	14,500
		20,495
	Kansas — 1.9%
3,250	City of Independence, Limited Obligation, Matcor Project, Series A, Rev., VRDO, AMT, LOC: Comerica Bank, 2.00%, 09/02/08	3,250
	City of Wichita, FlightSafety International, Inc.,
15,000	Rev., VRDO, 1.95%, 09/04/08	15,000
18,900	Rev., VRDO, 1.96%, 09/04/08	18,900
13,950	Sedwick & Shawnee Counties, Single Family Mortgage, Series 2533, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Municipal Funding, 1.99%, 09/04/08	13,950
		51,100
	Louisiana — 0.2%
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VRDO, 2.05%, 09/03/08	6,250
	Maryland — 1.7%
7,455	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 2.02%, 09/04/08	7,455
	Maryland Community Development Administration,
9,270	Series 2078, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 1.99%, 09/04/08	9,270
10,345	Series ROCS-RR-II-R-11395, Rev., VRDO, LIQ: Citibank N.A., 1.87%, 09/04/08	10,345
3,775	Maryland Health & Higher Educational Facilities Authority, Woodmont Academy, Rev., VRDO, LOC: Allied Irish Bank plc, 1.94%, 09/04/08	3,775

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Maryland — Continued
16,135	Wells Fargo Stage Trust, Series 32-C, Rev., VRDO, LIQ: Wells Fargo & Co., 1.91%, 09/04/08	16,135
		46,980
	Massachusetts — 1.3%
12,090	Massachusetts Housing Finance Agency, Series 2071, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 1.99%, 09/04/08	12,090
	Wells Fargo Stage Trust,
13,860	Series 22C, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., 1.90%, 09/04/08	13,860
10,635	Series 37-C, Rev., VRDO, 1.92%, 09/04/08	10,635
		36,585
	Michigan — 6.7%
	ABN AMRO Munitops Certificate Trust,
7,460	Series 2004-2, Rev., VRDO, AMT, GNMA COLL, 2.02%, 09/04/08	7,460
11,640	Series 2006-45 , Rev., VRDO, AMT, GNMA COLL, 2.02%, 09/04/08 (m)	11,640
6,100	Austin Trust, Various States, Series 2008-1096, GO, VRDO, MBIA, Q-SBLF, LIQ: Bank of America N.A., 2.24%, 09/04/08	6,100
2,430	City of Detroit, Sewerage Disposal, Series 2780, Rev., VRDO, FGIC, LIQ: Morgan Stanley Municipal Funding, 1.87%, 09/04/08	2,430
	Michigan State Building Authority, Floater Certificates,
3,000	Series 517X , Rev., VRDO, FSA, LIQ: Morgan Stanley Municipal Funding, 2.09%, 09/04/08	3,000
4,600	Series 907, Rev., VRDO, MBIA, LIQ: Morgan Stanley Municipal Funding, 1.89%, 09/04/08	4,600
2,770	Michigan State Hospital Finance Authority, Southwestern Rehab Hospital, Rev., VRDO, LOC: Fifth Third Bank, 2.02%, 09/04/08	2,770
4,400	Michigan State Housing Development Authority, Series B, Rev., VRDO, AMT, 2.13%, 09/03/08	4,400
725	Michigan State Housing Development Authority, Sand Creek Apartments, Series I-A, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	725
1,370	Michigan State Housing Development Authority, Sand Creek II Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	1,370
3,480	Michigan State Housing Development Authority, Teal Run, Series A, Rev., VRDO, LOC: Citibank N.A., 1.93%, 09/03/08	3,480
2,680	Michigan Strategic Fund, Artinian, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	2,680
2,940	Michigan Strategic Fund, Grand River, Inc., Rev., VRDO, LOC: Fifth Third Bank, 2.29%, 09/05/08	2,940
2,260	Michigan Strategic Fund, JEB Property LLC Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	2,260
1,580	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VRDO, LOC: Lasalle Bank N.A., 2.15%, 09/04/08	1,580
2,800	Michigan Strategic Fund, MANS Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	2,800
5,880	Michigan Strategic Fund, Millenium Steering LLC Project, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	5,880
3,085	Michigan Strategic Fund, Scoclan II LLC Project, Rev., VRDO, LOC: Standard Federal Bank, 2.20%, 09/04/08	3,085
2,165	Michigan Strategic Fund, Sterling Die & Engineering, Rev., VRDO, LOC: Comerica Bank, 2.00%, 09/04/08	2,165
	RBC Municipal Products, Inc. Trust,
18,000	Series L-26, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 2.09%, 09/04/08	18,000
20,000	Series L-29, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 2.09%, 09/04/08	20,000
	Wayne County Airport Authority,
11,000	Series 2767-X, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.01%, 09/04/08	11,000
9,295	Series MT-115, Rev., VRDO, MBIA, LIQ: Svenska Handelsbanken, 1.90%, 09/04/08	9,295
30,490	Series ROCS-RR-II-R-12055, Rev., VRDO, MBIA, LIQ: Citibank N.A., 1.95%, 09/04/08	30,490
19,700	Series ROCS-RR-II-R-12212, Rev., VRDO, MBIA, LIQ: Bank of New York, 1.96%, 09/04/08	19,700
2,815	Wyoming Industrial Development, Ace-HI Displays, Inc. Project, Rev., VRDO, LOC: Standard Federal Bank, 2.15%, 09/04/08	2,815
		182,665
	Minnesota — 2.5%
12,769	Dakota County Community Development Agency, Waterford Commons Project, Series A, Rev., LOC: Wells Fargo Bank N.A., 1.87%, 09/04/08	12,769
16,745	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 1.89%, 09/04/08	16,745

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Minnesota — Continued
6,300	Midwest Consortium of Municipal Utilities, Minnesota Municipal Utilities Association, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 1.89%, 09/04/08	6,300
10,125	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, 2.17%, 09/03/08	10,125
21,860	RBC Municipal Products, Inc. Trust, Series E-8, Rev., VRDO, LIQ: Royal Bank of Canada, 1.97%, 09/04/08	21,860
		67,799
	Missouri — 3.0%
	DFA Municipal Trust, Floater Certificates,
34,700	Series 2008-34, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.24%, 09/04/08	34,700
21,800	Series 2008-36, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.24%, 09/04/08	21,800
21,600	Series 2008-39, Rev., VRDO, MBIA, LOC: Depfa Bank plc, 2.24%, 09/04/08	21,600
3,775	Missouri Housing Development Commission, Single Family Mortgage, Macon Trust, Series 2002-K, Rev., VRDO, GNMA/FNMA, LIQ: Bank of America N.A., 2.02%, 09/04/08	3,775
		81,875
	Montana — 0.8%
2,165	Montana Board of Housing, Macon Trust, Series 2002-L, Rev., VRDO, 2.02%, 09/04/08	2,165
20,365	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 2.17%, 09/03/08	20,365
		22,530
	Nebraska — 0.7%
2,100	Deutsche Bank Spears/Lifers Trust, Various States, Series DB-543, Rev., VRDO, LIQ: Deutsche Bank AG, 1.88%, 09/04/08	2,100
16,885	Nebraska Investment Finance Authority, Single Family Housing, Series B, Rev., VRDO, GNMA/FNMA/FHLMC, 2.10%, 09/03/08	16,885
		18,985
	Nevada — 0.9%
6,700	Director of the State of Nevada Department of Business & Industry, Energy Partners LLC Project, Rev., VRDO, LOC: Sumitomo Mitsui Banking, 2.15%, 09/04/08	6,700
18,000	Nevada Housing Division, Multi-Unit, Southwest Village, Rev., VRDO, FNMA, LIQ: FNMA, 2.00%, 09/04/08	18,000
		24,700
	New Jersey — 0.7%
19,680	New Jersey Transportation Trust Fund Authority, Series DCL-040, Rev., FSA-CR, LIQ: Dexia Credit Local, LOC: Dexia Credit Local, 1.91%, 09/04/08	19,680
	New Mexico — 0.6%
15,000	New Mexico Educational Assistance Foundation, Series A-3, Rev., VRDO, AMT, LOC: Lloyds TSB Bank plc, 1.95%, 09/03/08	15,000
	New York — 2.4%
44,995	Nassau County IDA, Series 75G, Rev., VRDO, LIQ: Goldman Sachs Special Situations, 1.90%, 09/04/08	44,995
21,490	New York City Housing Development Corp., Series H-2-A, Rev., VRDO, AMT, 1.88%, 09/04/08	21,490
		66,485
	North Carolina — 1.0%
8,760	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply Box Manufacturing, Rev., VRDO, LOC: Bank of America N.A., 2.17%, 09/04/08	8,760
17,100	North Carolina Capital Facilities Finance Agency, Duke Energy Carolinas Project, Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 2.15%, 09/04/08	17,100
		25,860
	North Dakota — 1.5%
12,775	North Dakota State Housing Finance Agency, Series ROCS-RR-II-R-13075, Rev., VRDO, LIQ: Citigroup Financial Products, 1.87%, 09/04/08	12,775
27,210	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Rev., VRDO, 1.94%, 09/03/08	27,210
		39,985
	Ohio — 4.9%
	Buckeye Tobacco Settlement Financing Authority,
11,385	Series 2125, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	11,385
29,593	Series 2149, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	29,592
20,375	Clipper Tax-Exempt Certificate Trust, Series 2007-21, Rev., VRDO, LIQ: State Street Bank & Trust Co., 1.89%, 09/04/08	20,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   73

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
9,330	Columbus Regional Airport Authority, Series MT-242, Rev., VRDO, 2.78%, 09/05/08	9,330
3,650	Lancaster Port Authority, Rev., VRDO, 1.82%, 09/04/08	3,650
1,955	Mahoning County, Forum Health Obligation Group, Series B, Rev., VRDO, LOC: Fifth Third Bank, 1.89%, 09/04/08	1,955
2,880	Miami County, Hospital Facilities, Series PT-575, Rev., VRDO, 2.71%, 09/05/08	2,880
	Ohio Housing Finance Agency, Residential Mortgage-Backed,
7,500	Series B, Rev., VRDO, AMT, 1.93%, 09/03/08	7,500
30,500	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 1.95%, 09/03/08	30,500
10,000	Series F, Rev., VRDO, GNMA COLL, 1.93%, 09/03/08	10,000
2,850	Puttable Floating Option Tax-Exempt Receipts, Series PT-4180, Rev., VRDO, AMBAC, LIQ: Merrill Lynch Capital Services, 2.49%, 09/05/08	2,850
2,765	Warren County EDA, Ralph J. Stolle Countryside, Rev., VRDO, LOC: Fifth Third Bank, 2.02%, 09/05/08	2,765
		132,782
	Other Territories — 4.9%
	Clipper Tax-Exempt Certificate Trust, Multi-State,
15,969	Series 2006-6, Rev., VRDO, AMT, LIQ: State Street Bank & Trust Co., 1.99%, 09/04/08	15,969
8,000	Series 2007-19, Rev., VRDO, AMT, LIQ: State Street Bank & Trust Co., 1.99%, 09/04/08	8,000
20,000	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC, LIQ: FHLB, 2.19%, 09/04/08	20,000
10,000	Federal Home Loan Mortgage Corp., Series M015, Rev., VRDO, FHLMC, 1.99%, 09/09/08	10,000
	Puttable Floating Option Tax-Exempt Receipts,
9,140	Series 386, Rev., VRDO, 2.78%, 09/04/08	9,140
25,000	Series 506, Rev., VRDO, BHAC-CR, LIQ: Merrill Lynch Capital Services, 1.83%, 09/04/08	25,000
29,180	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, LIQ: FHLMC, 2.09%, 09/04/08	29,180
17,000	SunAmerica Trust, Various States, Class A-2, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.89%, 09/04/08	17,000
		134,289
	Pennsylvania — 0.9%
1,700	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VRDO, LOC: PNC Bank N.A., 1.92%, 09/04/08	1,700
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VRDO, AMT, LOC: PNC Bank N.A., 1.88%, 09/03/08	6,000
17,630	Wells Fargo Stage Trust, Series 49-C, Rev., VRDO, LIQ: Wells Fargo & Co., 1.87%, 09/04/08	17,630
		25,330
	Puerto Rico — 0.3%
8,060	Puerto Rico Sales Tax Financing Corp., Series 2012, Rev., VRDO, LIQ: Morgan Stanley Municipal Funding, 2.04%, 09/04/08	8,060
	South Carolina — 0.2%
5,700	Cherokee County, IDB, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 2.12%, 09/02/08	5,700
	Tennessee — 0.5%
12,795	Clipper Tax-Exempt Certificate Trust, Series 2007-22, Rev., VRDO, LIQ: State Street Bank & Trust Co., 1.89%, 09/04/08	12,795
	Texas — 8.1%
10,000	Calhoun County Naval IDA, Formosa Plastics Corp. Project, Rev., VRDO, LOC: Bank of America N.A., 1.94%, 09/03/08	10,000
25,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 1.95%, 09/04/08	25,000
4,975	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VRDO, MBIA, PSF-GTD, LOC: U.S. Bank N.A., LIQ: U.S. Bank N.A., 1.86%, 09/04/08	4,975
20,000	North Texas Higher Education Authority, Series A, Rev., VRDO, LOC: Depfa Bank plc, 1.98%, 09/03/08	20,000
12,470	Puttable Floating Option Tax-Exempt Receipts, Series 4591, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.19%, 09/02/08	12,470
18,000	San Antonio Empowerment Zone Development Corp., Drury Southwest Hotel Project, Rev., VRDO, LOC: U.S. Bank N.A., 2.15%, 09/04/08	18,000
	State of Texas, Veterans Housing Assistance Fund,
12,560	Series II-A, GO, VRDO, 1.93%, 09/03/08	12,560

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Texas — Continued
24,100	Series II-D, GO, VRDO, 1.93%, 09/03/08	24,100
27,595	Texas Department of Housing & Community Affairs, Single Family Housing, Series A, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 2.03%, 09/04/08	27,595
15,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Harris Branch Apartment, Rev., VRDO, LOC: Wachovia Bank N.A., 2.15%, 09/04/08	15,000
6,525	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartment , Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.78%, 09/03/08	6,525
10,855	Texas State Department of Housing & Community Affairs, MERLOTS, Series C-41, Rev., VRDO, FNMA, 2.02%, 09/03/08	10,855
15,840	Texas State Turnpike Authority, Series RR-II-R-12195, Rev., AMBAC, LIQ: Bayerische Landesbank, 1.87%, 09/04/08	15,840
7,330	Trinity River Authority, Community Waste Disposal Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.95%, 09/04/08	7,330
9,855	Wells Fargo Stage Trust, Series 20C, Rev., VRDO, LIQ: Wells Fargo & Company, 1.88%, 09/04/08	9,855
		220,105
	Utah — 0.6%
4,424	Jordanelle Special Service District, Tuhaye Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 1.84%, 09/04/08	4,424
11,245	Utah Housing Finance Agency, Single Family Mortgage, Series A-2, Rev., VRDO, 2.10%, 09/03/08	11,245
		15,669
	Vermont — 1.3%
14,995	ABN AMRO Munitops Certificate Trust, Series 2005-58, Rev., VRDO, MBIA, 3.34%, 09/04/08	14,995
19,800	University of Vermont & State Agricultural College, Eagle Series A, Rev., VRDO, FSA-CR, AMBAC, LIQ: Citibank N.A., 2.20%, 09/04/08	19,800
		34,795
	Virginia — 1.6%
14,000	Capital Beltway Funding Corp., Senior Lien, I-495 Hot Lanes, Series B, Rev., VRDO, LOC: Banco Espirito Santo, 1.90%, 09/04/08	14,000
	Virginia Housing Development Authority, MERLOTS,
5,630	Series C-03, Rev., VRDO, 2.02%, 09/03/08	5,630
6,290	Series C-07, Rev., VRDO, 2.02%, 09/03/08	6,290
16,685	Series C-42, Rev., VRDO, 2.02%, 09/03/08	16,685
		42,605
	Washington — 3.7%
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 2.15%, 09/04/08	7,200
20,000	Washington Economic Development Finance Authority, Waste Management, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 2.15%, 09/04/08	20,000
9,985	Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 2.10%, 09/03/08	9,985
14,000	Washington State Housing Finance Commission, Multi-Family Housing, Vintage Spokane Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 2.08%, 09/04/08	14,000
	Wells Fargo Stage Trust,
20,580	Series 35-C, Rev., VRDO, LIQ: Wells Fargo & Co., 1.90%, 09/04/08	20,580
20,805	Series 2007-1C, Rev., VRDO, FSA, LIQ: Wells Fargo & Co., 1.88%, 09/04/08	20,805
6,870	Series 2008-5C, Rev., VRDO, FSA, LIQ: Wells Fargo & Co., 1.88%, 09/04/08	6,870
		99,440
	West Virginia — 0.3%
7,160	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 2.15%, 09/04/08	7,160
	Wisconsin — 0.4%
	Wisconsin Housing & EDA,
5,240	Series B, Rev., VRDO, 2.00%, 09/03/08	5,240
5,690	Series C, Rev., VRDO, 2.00%, 09/03/08	5,690
		10,930

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   75

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Wyoming — 0.7%
8,600	City of Green River, Solid Waste Disposal, OCI Wyoming LP Project, Rev., VRDO, LOC: Comerica Bank, 2.10%, 09/04/08	8,600
9,350	Wyoming Community Development Authority, Series 9, Rev., VRDO, AMT, 2.05%, 09/04/08	9,350
		17,950
	Total Weekly Demand Notes (Cost $2,108,433)	2,108,433
	Total Investments — 99.7% (Cost $2,706,057)*	2,706,057
	Other Assets in Excess of Liabilities — 0.3%	9,404
	NET ASSETS — 100.0%	$2,715,461

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

JPMorgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

AGC—	American Guarantee Corp.

AMBAC—	American Municipal Bond Assurance Corp.
AMT—	Alternative Minimum Tax

ARS—	Auction Rate Security. The interest rate shown is the rate in effect as of August 31, 2008.

BAN—	Bond Anticipation Note

BHAC—	Berkshire Hathaway and Assurance Corp.
CCRC—	Congregate Care Retirement Center

CIFG—	CDC IXIS Financial Guaranty

COLL—	Collateral

COP—	Certificate of Participation

CR—	Custodial Receipts

DN—	Discount Notes

EDA —	Economic Development Authority

FGIC—	Financial Guaranty Insurance Co.

FHA—	Federal Housing Administration

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FSA—	Financial Security Assurance

GNMA—	Government National Mortgage Association

GO—	General Obligation

GTD—	Guaranteed

IBC—	Insured Bond Certificates

ICC—	Insured Custody Certificates

IDA—	Industrial Development Authority

IDB—	Industrial Development Bank

IDR—	Industrial Development Revenue

LIQ—	Liquidity Agreement

LOC—	Letter of Credit

MBIA—	Municipal Bond Insurance Association Corp.

MERLOTS—	Municipal Exempt Receipts Liquidity Optional Tender

PCR—	Pollution Control Revenue

PSF—	Permanent School Fund

Q-SBLF—	Qualified School Bond Loan Fund

Rev.—	Revenue Bond

TAW—	Tax Anticipation Warrant

TCRS—	Transferable Custodial Receipts

TRAN—	Tax & Revenue Anticipation Note

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2008.

VRDO—	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2008.

XLCA—	XL Capital Assurance

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)—	Amount rounds to less than 0.1%

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(n)—	The rate shown is the effective yield at the date of purchase.

(p)—	Security is prerefunded or escrowed to maturity.

(t)—	The date shown represents the earliest of the next reset date, next call date, prerefunded date, next put date or final maturity date.

(w)—	When-issued security.

*—	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   77

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund		Liquid Assets Money Market Fund	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
ASSETS:
Investments at value	$103,515,059		$9,990,489	$27,008,276		$3,138,454
Repurchase agreements, at value	16,494,315		1,550,000	6,790,389		11,679,977
Total investment securities, at value	120,009,374		11,540,489	33,798,665		14,818,431
Cash	92		14	—	(a)	1
Receivables:
Interest and dividends	293,107		26,715	69,633		7,709
Prepaid expenses and other assets	—	(a)	—	—		—
Total Assets	120,302,573		11,567,218	33,868,298		14,826,141

LIABILITIES:
Payables:
Dividends	76,492		5,314	16,907		7,926
Investment securities purchased	—		—	689,412		—
Fund shares redeemed	32		5	—		—
Accrued liabilities:
Investment advisory fees	8,042		824	2,303		1,009
Administration fees	7,076		607	1,965		861
Shareholder servicing fees	7,485		1,942	2,436		1,788
Distribution fees	524		1,349	447		448
Custodian and accounting fees	633		54	107		71
Trustees’ and Chief Compliance Officer’s fees	614		31	269		100
Other	2,751		777	606		281
Total Liabilities	103,649		10,903	714,452		12,484
Net Assets	$120,198,924		$11,556,315	$33,153,846		$14,813,657

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$120,197,982	$11,556,267	$33,153,748	$14,813,345
Accumulated undistributed (distributions in excess of) net investment income	(731)	(531)	(465)	(236)
Accumulated net realized gains (losses)	1,673	579	563	548
Total Net Assets	$120,198,924	$11,556,315	$33,153,846	$14,813,657
Net Assets:
Morgan	$7,630,052	$3,386,222	$3,816,986	$1,769,235
Premier	9,990,708	753,863	1,748,565	1,081,471
Agency	11,968,770	534,575	6,347,494	1,053,247
Class B	9,583	18,435	—	1,089
Class C	8,914	541,850	—	76,968
Institutional	26,893,521	1,142,595	6,728,354	8,411,478
Reserve	2,254,274	889,880	236,315	1,193,089
Investor	—	726,608	—	1,227,080
Cash Management	16,649	—	—	—
Capital	61,426,453	2,548,047	14,123,414	—
Service	—	1,014,240	152,718	—
Total	$120,198,924	$11,556,315	$33,153,846	$14,813,657

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	7,629,658	3,386,082	3,817,078	1,769,240
Premier	9,990,514	753,836	1,748,553	1,081,519
Agency	11,968,624	534,569	6,347,513	1,053,067
Class B	9,583	18,436	—	1,090
Class C	8,914	541,820	—	76,965
Institutional	26,894,031	1,142,569	6,728,315	8,411,263
Reserve	2,254,251	889,975	236,317	1,193,044
Investor	—	726,604	—	1,227,095
Cash Management	16,650	—	—	—
Capital	61,425,614	2,547,967	14,123,227	—
Service	—	1,014,240	152,716	—

Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00
Cost of investments	$103,515,059	$9,990,489	$27,008,276	$3,138,454
Cost of repurchase agreements	16,494,315	1,550,000	6,790,389	11,679,977

*	Redemption price for Class B and Class C Shares may be reduced by contingent deferred sales charge.

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   79

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments at value	$13,620,868	$37,773,132		$30,912,247	$2,706,057
Cash	1	1		43	15
Receivables:
Investment securities sold	—	—		254,906	—
Fund shares sold	2,977	—		—	—
Interest and dividends	27,326	5,484		94,554	11,956
Prepaid expenses and other assets	—	—	(a)	—	—
Total Assets	13,651,172	37,778,617		31,261,750	2,718,028

LIABILITIES:
Payables:
Dividends	2,787	14,219		19,638	308
Fund shares redeemed	55	—		—	—
Accrued liabilities:
Investment advisory fees	904	2,491		2,157	192
Administration fees	784	1,876		1,877	172
Shareholder servicing fees	800	3,624		4,134	527
Distribution fees	23	1,088		1,716	915
Custodian and accounting fees	55	85		139	34
Trustees’ and Chief Compliance Officer’s fees	57	135		95	1
Other	174	397		598	418
Total Liabilities	5,639	23,915		30,354	2,567
Net Assets	$13,645,533	$37,754,702		$31,231,396	$2,715,461

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$13,645,363	$37,752,522	$31,228,257	$2,715,012
Accumulated undistributed (distributions in excess of) net investment income	(80)	157	1,186	196
Accumulated net realized gains (losses)	250	2,023	1,953	253
Total Net Assets	$13,645,533	$37,754,702	$31,231,396	$2,715,461
Net Assets:
Morgan	$248,209	$2,358,441	$883,616	$481,223
Premier	1,159,944	3,974,890	4,898,441	99,450
Agency	724,097	2,740,043	1,463,326	126,788
Institutional	11,503,689	14,364,395	16,197,581	205,368
Reserve	9,594	4,399,477	7,788,432	145,096
Capital	—	9,917,456	—	—
Service	—	—	—	70,147
E*Trade	—	—	—	1,587,389
Total	$13,645,533	$37,754,702	$31,231,396	$2,715,461

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Morgan	248,214	2,358,415	883,796	481,157
Premier	1,160,401	3,974,676	4,898,054	99,449
Agency	724,079	2,739,803	1,463,528	126,785
Institutional	11,503,482	14,363,453	16,195,491	205,233
Reserve	9,592	4,399,201	7,786,933	145,052
Capital	—	9,916,993	—	—
Service	—	—	—	70,146
E*Trade	—	—	—	1,587,180

Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00
Cost of investments	$13,620,868	$37,773,132	$30,912,247	$2,706,057
Value of securities on loan	—	3,547,931	—	—

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   81

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income	$1,618,642	$179,533	$458,707	$131,599
Income from interfund lending (net)	—	33	—	—
Total investment income	1,618,642	179,566	458,707	131,599

EXPENSES:
Investment advisory fees	44,079	4,808	14,368	5,340
Administration fees	38,417	4,191	12,527	4,654
Distribution fees	2,804	7,040	2,338	2,752
Shareholder servicing fees	65,728	13,876	22,393	13,298
Custodian and accounting fees	1,073	176	479	211
Interest expense	7	2	20	—
Professional fees	788	110	192	106
Trustees’ and Chief Compliance Officer’s fees	598	65	196	73
Printing and mailing costs	276	228	59	28
Registration and filing fees	298	105	73	46
Transfer agent fees	812	351	119	84
Other	614	92	328	128
Total expenses	155,494	31,044	53,092	26,720
Less amounts waived	(23,591)	(2,740)	(7,926)	(2,653)
Less earnings credits	(7)	(4)	(14)	(11)
Less expense reimbursements for legal matters	(1)	— (a)	— (a)	— (a)
Net expenses	131,895	28,300	45,152	24,056
Net investment income (loss)	1,486,747	151,266	413,555	107,543

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	263	22	70	221
Change in net assets resulting from operations	$1,487,010	$151,288	$413,625	$107,764

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$180,335	$311,419	$316,194	$31,103
Income from securities lending (net)	—	3,673	—	—
Total investment income	180,335	315,092	316,194	31,103

EXPENSES:
Investment advisory fees	5,716	14,038	12,125	1,134
Administration fees	4,986	12,239	10,569	989
Distribution fees	158	6,492	10,405	5,327
Shareholder servicing fees	8,803	26,452	29,210	3,918
Custodian and accounting fees	191	488	399	67
Interest expense	6	148	28	1
Professional fees	114	263	223	47
Trustees’ and Chief Compliance Officer’s fees	85	173	164	15
Printing and mailing costs	7	41	76	159
Registration and filing fees	105	269	183	42
Transfer agent fees	114	158	120	21
Other	87	246	187	25
Total expenses	20,372	61,007	63,689	11,745
Less amounts waived	(3,884)	(7,423)	(5,466)	(906)
Less earnings credits	(1)	(5)	(20)	(3)
Less expense reimbursements for legal matters	—	— (a)	—	— (a)
Net expenses	16,487	53,579	58,203	10,836
Net investment income (loss)	163,848	261,513	257,991	20,267

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(86)	1,940	1,953	52
Change in net assets resulting from operations	$163,762	$263,453	$259,944	$20,319

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,486,747	$4,854,767	$151,266	$530,905
Net realized gain (loss)	263	1,432	22	561
Change in net assets resulting from operations	1,487,010	4,856,199	151,288	531,466

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(91,317)	(311,576)	(41,139)	(132,934)
Premier
From net investment income	(116,986)	(446,083)	(9,654)	(25,659)
Agency
From net investment income	(158,163)	(487,141)	(8,109)	(17,183)
Class B
From net investment income	(90)	(272)	(187)	(723)
Class C
From net investment income	(69)	(149)	(5,907)	(19,897)
Institutional Class
From net investment income	(366,785)	(1,241,343)	(15,662)	(77,087)
Reserve
From net investment income	(22,305)	(81,063)	(18,822)	(88,548)
Investor
From net investment income	—	—	(9,345)	(51,701)
Cash Management
From net investment income	(1,142)	(19,238)	—	—
Capital
From net investment income	(729,650)	(2,268,060)	(39,437)	(117,172)
Service
From net investment income	—	—	(3,006)	(1)
Total distributions to shareholders	(1,486,507)	(4,854,925)	(151,268)	(530,905)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	19,529,356	11,683,663	(5,481)	898,031

NET ASSETS:
Change in net assets	19,529,859	11,684,937	(5,461)	898,592
Beginning of period	100,669,065	88,984,128	11,561,776	10,663,184
End of period	$120,198,924	$100,669,065	$11,556,315	$11,561,776
Accumulated undistributed (distributions in excess of) net investment income	$(731)	$(971)	$(531)	$(529)

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$413,555	$952,235	$107,543	$417,319
Net realized gain (loss)	70	494	221	327
Change in net assets resulting from operations	413,625	952,729	107,764	417,646

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(35,051)	(147,373)	(12,765)	(75,875)
Premier
From net investment income	(21,343)	(85,520)	(8,842)	(57,117)
Agency
From net investment income	(72,748)	(185,587)	(10,515)	(32,493)
Class B
From net investment income	—	—	(6)	(52)
Class C
From net investment income	—	—	(457)	(1,999)
Institutional Class
From net investment income	(87,428)	(168,452)	(58,020)	(131,180)
Reserve
From net investment income	(2,830)	(14,465)	(7,627)	(53,473)
Investor
From net investment income	—	—	(9,276)	(65,165)
Capital
From net investment income	(193,806)	(350,801)	—	—
Service
From net investment income	(364)	(22)	—	—
Total distributions to shareholders	(413,570)	(952,220)	(107,508)	(417,354)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(176,133)	15,174,915	1,950,578	4,861,592

NET ASSETS:
Change in net assets	(176,078)	15,175,424	1,950,834	4,861,884
Beginning of period	33,329,924	18,154,500	12,862,823	8,000,939
End of period	$33,153,846	$33,329,924	$14,813,657	$12,862,823
Accumulated undistributed (distributions in excess of) net investment income	$(465)	$(450)	$(236)	$(271)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$163,848	$485,197	$261,513	$656,237
Net realized gain (loss)	(86)	359	1,940	155
Change in net assets resulting from operations	163,762	485,556	263,453	656,392

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(2,636)	(9,749)	(15,499)	(82,605)
Premier
From net investment income	(11,790)	(35,904)	(21,921)	(69,197)
Agency
From net investment income	(7,358)	(12,185)	(16,251)	(35,906)
Institutional Class
From net investment income	(141,904)	(426,666)	(110,032)	(242,290)
Reserve
From net investment income	(160)	(693)	(22,871)	(82,186)
Capital
From net investment income	—	—	(74,878)	(143,929)
Total distributions to shareholders	(163,848)	(485,197)	(261,452)	(656,113)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,914,620)	8,853,805	7,202,019	21,855,429

NET ASSETS:
Change in net assets	(1,914,706)	8,854,164	7,204,020	21,855,708
Beginning of period	15,560,239	6,706,075	30,550,682	8,694,974
End of period	$13,645,533	$15,560,239	$37,754,702	$30,550,682
Accumulated undistributed (distributions in excess of) net investment income	$(80)	$(80)	$157	$96

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$257,991	$643,993	$20,267	$106,456
Net realized gain (loss)	1,953	3,646	52	536
Change in net assets resulting from operations	259,944	647,639	20,319	106,992

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(6,441)	(23,884)	(3,535)	(8,724)
From net realized gains	—	—	—	(27)
Premier
From net investment income	(38,749)	(78,289)	(916)	(15,728)
From net realized gains	—	—	—	(33)
Agency
From net investment income	(9,065)	(13,503)	(742)	(720)
From net realized gains	—	—	—	(2)
Institutional Class
From net investment income	(148,120)	(373,394)	(4,008)	(29,195)
From net realized gains	—	—	—	(62)
Reserve
From net investment income	(55,789)	(155,430)	(1,430)	(7,120)
From net realized gains	—	—	—	(19)
Service
From net investment income	—	—	(106)	— (a)
From net realized gains	—	—	—	— (a)
E*Trade
From net investment income	—	—	(9,544)	(44,966)
From net realized gains	—	—	—	(139)
Total distributions to shareholders	(258,164)	(644,500)	(20,281)	(106,735)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,116,251	9,285,556	(221,260)	(505,788)

NET ASSETS:
Change in net assets	6,118,031	9,288,695	(221,222)	(505,531)
Beginning of period	25,113,365	15,824,670	2,936,683	3,442,214
End of period	$31,231,396	$25,113,365	$2,715,461	$2,936,683
Accumulated undistributed (distributions in excess of) net investment income	$1,186	$1,359	$196	$210

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$361,790,195	$625,349,291	$1,503,243	$4,755,006
Dividends and distributions reinvested	50,861	171,873	40,348	130,528
Cost of shares redeemed	(361,410,701)	(624,283,245)	(1,479,464)	(4,347,456)
Change in net assets from Morgan capital transactions	$430,355	$1,237,919	$64,127	$538,078
Premier
Proceeds from shares issued	$278,499,424	$606,832,392	$1,270,108	$2,533,479
Dividends and distributions reinvested	63,388	210,021	7,836	16,766
Cost of shares redeemed	(277,677,953)	(605,781,643)	(1,278,172)	(2,342,095)
Change in net assets from Premier capital transactions	$884,859	$1,260,770	$(228)	$208,150
Agency
Proceeds from shares issued	$138,087,185	$241,638,474	$1,597,630	$4,499,319
Dividends and distributions reinvested	128,111	391,963	7,343	15,936
Cost of shares redeemed	(136,887,122)	(242,016,105)	(1,569,990)	(4,199,078)
Change in net assets from Agency capital transactions	$1,328,174	$14,332	$34,983	$316,177
Class B
Proceeds from shares issued	$6,020	$9,769	$5,571	$12,676
Dividends and distributions reinvested	83	241	179	688
Cost of shares redeemed	(4,424)	(8,268)	(6,325)	(13,071)
Change in net assets from Class B capital transactions	$1,679	$1,742	$(575)	$293
Class C
Proceeds from shares issued	$7,144	$9,757	$159,091	$615,455
Dividends and distributions reinvested	61	126	5,901	19,872
Cost of shares redeemed	(4,178)	(5,493)	(239,889)	(513,572)
Change in net assets from Class C capital transactions	$3,027	$4,390	$(74,897)	$121,755

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS (continued):
Institutional Class
Proceeds from shares issued	$135,402,608	$296,065,849	$2,697,323	$7,830,825
Dividends and distributions reinvested	242,026	735,073	14,820	68,410
Cost of shares redeemed	(137,106,847)	(293,854,229)	(2,781,301)	(8,357,560)
Change in net assets from Institutional Class capital transactions	$(1,462,213)	$2,946,693	$(69,158)	$(458,325)
Reserve
Proceeds from shares issued	$224,106,873	$426,062,650	$192,115,125	$472,466,344
Dividends and distributions reinvested	2,244	4,802	867	3,939
Cost of shares redeemed	(223,756,413)	(424,627,710)	(193,178,107)	(471,979,685)
Change in net assets from Reserve capital transactions	$352,704	$1,439,742	$(1,062,115)	$490,598
Investor
Proceeds from shares issued	$—	$—	$1,217,170	$2,320,265
Dividends and distributions reinvested	—	—	3,233	9,749
Cost of shares redeemed	—	—	(1,239,178)	(3,426,089)
Change in net assets from Investor capital transactions	$—	$—	$(18,775)	$(1,096,075)
Cash Management
Proceeds from shares issued	$224,451	$2,717,056	$—	$—
Dividends and distributions reinvested	18	4,212	—	—
Cost of shares redeemed	(531,261)	(2,426,293)	—	—
Change in net assets from Cash Management capital transactions	$(306,792)	$294,975	$—	$—
Capital
Proceeds from shares issued	$354,484,782	$668,115,229	$22,373,883	$33,744,387
Dividends and distributions reinvested	447,956	1,430,816	27,878	89,729
Cost of shares redeemed	(336,635,175)	(665,062,945)	(22,294,827)	(33,056,737)
Change in net assets from Capital capital transactions	$18,297,563	$4,483,100	$106,934	$777,379
Service
Proceeds from shares issued	$—	$—	$44,847,346	$— (a)
Dividends and distributions reinvested	—	—	— (a)	1
Cost of shares redeemed	—	—	(43,833,123)	— (a)
Change in net assets from Service capital transactions	$—	$—	$1,014,223	$1

Total change in net assets from capital transactions	$19,529,356	$11,683,663	$(5,481)	$898,031

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	361,790,195	625,349,291	1,503,243	4,755,006
Reinvested	50,861	171,873	40,348	130,528
Redeemed	(361,410,701)	(624,283,245)	(1,479,464)	(4,347,456)
Change in Morgan Shares	430,355	1,237,919	64,127	538,078
Premier
Issued	278,499,424	606,832,392	1,270,108	2,533,479
Reinvested	63,388	210,021	7,836	16,766
Redeemed	(277,677,953)	(605,781,643)	(1,278,172)	(2,342,095)
Change in Premier Shares	884,859	1,260,770	(228)	208,150
Agency
Issued	138,087,185	241,638,474	1,597,630	4,499,319
Reinvested	128,111	391,963	7,343	15,936
Redeemed	(136,887,122)	(242,016,105)	(1,569,990)	(4,199,078)
Change in Agency Shares	1,328,174	14,332	34,983	316,177
Class B
Issued	6,020	9,769	5,571	12,676
Reinvested	83	241	179	688
Redeemed	(4,424)	(8,268)	(6,325)	(13,071)
Change in Class B Shares	1,679	1,742	(575)	293
Class C
Issued	7,144	9,757	159,091	615,455
Reinvested	61	126	5,901	19,872
Redeemed	(4,178)	(5,493)	(239,889)	(513,572)
Change in Class C Shares	3,027	4,390	(74,897)	121,755

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS (continued):
Institutional Class
Issued	135,402,608	296,065,849	2,697,323	7,830,825
Reinvested	242,026	735,073	14,820	68,410
Redeemed	(137,106,847)	(293,854,229)	(2,781,301)	(8,357,560)
Change in Institutional Class Shares	(1,462,213)	2,946,693	(69,158)	(458,325)
Reserve
Issued	224,106,873	426,062,650	192,115,125	472,466,344
Reinvested	2,244	4,802	867	3,939
Redeemed	(223,756,413)	(424,627,710)	(193,178,107)	(471,979,685)
Change in Reserve Shares	352,704	1,439,742	(1,062,115)	490,598
Investor
Issued	—	—	1,217,170	2,320,265
Reinvested	—	—	3,233	9,749
Redeemed	—	—	(1,239,178)	(3,426,089)
Change in Investor Shares	—	—	(18,775)	(1,096,075)
Cash Management
Issued	224,451	2,717,056	—	—
Reinvested	18	4,212	—	—
Redeemed	(531,261)	(2,426,293)	—	—
Change in Cash Management Shares	(306,792)	294,975	—	—
Capital
Issued	354,484,782	668,115,229	22,373,883	33,744,387
Reinvested	447,956	1,430,816	27,878	89,729
Redeemed	(336,635,175)	(665,062,945)	(22,294,827)	(33,056,737)
Change in Capital Shares	18,297,563	4,483,100	106,934	777,379
Service
Issued	—	—	44,847,346	— (a)
Reinvested	—	—	— (a)	1
Redeemed	—	—	(43,833,123)	— (a)
Change in Service Shares	—	—	1,014,223	1

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   91

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$232,229,559	$464,674,127	$132,936,684	$284,592,007
Dividends and distributions reinvested	11,871	38,993	3,277	18,898
Cost of shares redeemed	(231,781,430)	(464,601,322)	(133,110,098)	(284,581,530)
Change in net assets from Morgan capital transactions	$460,000	$111,798	$(170,137)	$29,375
Premier
Proceeds from shares issued	$87,442,379	$167,128,837	$13,353,711	$26,019,652
Dividends and distributions reinvested	11,567	41,992	3,184	18,082
Cost of shares redeemed	(87,561,913)	(166,938,340)	(13,408,070)	(26,329,341)
Change in net assets from Premier capital transactions	$(107,967)	$232,489	$(51,175)	$(291,607)
Agency
Proceeds from shares issued	$57,840,402	$112,355,236	$7,670,118	$14,950,152
Dividends and distributions reinvested	65,008	153,419	8,914	20,067
Cost of shares redeemed	(56,726,195)	(111,230,939)	(7,645,466)	(14,847,557)
Change in net assets from Agency capital transactions	$1,179,215	$1,277,716	$33,566	$122,662
Class B
Proceeds from shares issued	$—	$—	$269	$822
Dividends and distributions reinvested	—	—	6	50
Cost of shares redeemed	—	—	(728)	(858)
Change in net assets from Class B capital transactions	$—	$—	$(453)	$14
Class C
Proceeds from shares issued	$—	$—	$67,073	$211,504
Dividends and distributions reinvested	—	—	457	1,998
Cost of shares redeemed	—	—	(84,096)	(147,997)
Change in net assets from Class C capital transactions	$—	$—	$(16,566)	$65,505

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS (continued):
Institutional Class
Proceeds from shares issued	$26,613,197	$34,635,374	$41,175,025	$26,923,520
Dividends and distributions reinvested	74,274	126,900	42,923	86,992
Cost of shares redeemed	(26,983,083)	(29,804,411)	(38,880,522)	(21,946,445)
Change in net assets from Institutional Class capital transactions	$(295,612)	$4,957,863	$2,337,426	$5,064,067
Reserve
Proceeds from shares issued	$37,320,039	$82,039,901	$136,465,577	$324,670,266
Dividends and distributions reinvested	60	416	701	3,269
Cost of shares redeemed	(37,364,111)	(82,103,588)	(136,504,859)	(324,318,141)
Change in net assets from Reserve capital transactions	$(44,012)	$(63,271)	$(38,581)	$355,394
Investor
Proceeds from shares issued	$—	$—	$2,023,167	$4,523,934
Dividends and distributions reinvested	—	—	1,042	6,381
Cost of shares redeemed	—	—	(2,167,711)	(5,014,133)
Change in net assets from Investor capital transactions	$—	$—	$(143,502)	$(483,818)
Capital
Proceeds from shares issued	$54,438,733	$74,703,799	$—	$—
Dividends and distributions reinvested	122,363	197,389	—	—
Cost of shares redeemed	(56,081,317)	(66,243,104)	—	—
Change in net assets from Capital capital transactions	$(1,520,221)	$8,658,084	$—	$—
Service
Proceeds from shares issued	$6,742,218	$249,987	$—	$—
Dividends and distributions reinvested	— (a)	22	—	—
Cost of shares redeemed	(6,589,754)	(249,773)	—	—
Change in net assets from Service capital transactions	$152,464	$236	$—	$—

Total change in net assets from capital transactions	$(176,133)	$15,174,915	$1,950,578	$4,861,592

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   93

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	232,229,559	464,674,127	132,936,684	284,592,007
Reinvested	11,871	38,993	3,277	18,898
Redeemed	(231,781,430)	(464,601,322)	(133,110,098)	(284,581,530)
Change in Morgan Shares	460,000	111,798	(170,137)	29,375
Premier
Issued	87,442,379	167,128,837	13,353,711	26,019,652
Reinvested	11,567	41,992	3,184	18,082
Redeemed	(87,561,913)	(166,938,340)	(13,408,070)	(26,329,341)
Change in Premier Shares	(107,967)	232,489	(51,175)	(291,607)
Agency
Issued	57,840,402	112,355,236	7,670,118	14,950,152
Reinvested	65,008	153,419	8,914	20,067
Redeemed	(56,726,195)	(111,230,939)	(7,645,466)	(14,847,557)
Change in Agency Shares	1,179,215	1,277,716	33,566	122,662
Class B
Issued	—	—	269	822
Reinvested	—	—	6	50
Redeemed	—	—	(728)	(858)
Change in Class B Shares	—	—	(453)	14
Class C
Issued	—	—	67,073	211,504
Reinvested	—	—	457	1,998
Redeemed	—	—	(84,096)	(147,997)
Change in Class C Shares	—	—	(16,566)	65,505

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS (continued):
Institutional Class
Issued	26,613,197	34,635,374	41,175,025	26,923,520
Reinvested	74,274	126,900	42,923	86,992
Redeemed	(26,983,083)	(29,804,411)	(38,880,522)	(21,946,445)
Change in Institutional Class Shares	(295,612)	4,957,863	2,337,426	5,064,067
Reserve
Issued	37,320,039	82,039,901	136,465,577	324,670,266
Reinvested	60	416	701	3,269
Redeemed	(37,364,111)	(82,103,588)	(136,504,859)	(324,318,141)
Change in Reserve Shares	(44,012)	(63,271)	(38,581)	355,394
Investor
Issued	—	—	2,023,167	4,523,934
Reinvested	—	—	1,042	6,381
Redeemed	—	—	(2,167,711)	(5,014,133)
Change in Investor Shares	—	—	(143,502)	(483,818)
Capital
Issued	54,438,733	74,703,799	—	—
Reinvested	122,363	197,389	—	—
Redeemed	(56,081,317)	(66,243,104)	—	—
Change in Capital Shares	(1,520,221)	8,658,084	—	—
Service
Issued	6,742,218	249,987	—	—
Reinvested	— (a)	22	—	—
Redeemed	(6,589,754)	(249,773)	—	—
Change in Service Shares	152,464	236	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$2,685,446	$7,925,705	$60,881,212	$89,097,576
Dividends and distributions reinvested	2,190	6,417	10,959	55,875
Cost of shares redeemed	(2,735,162)	(7,871,768)	(60,893,184)	(88,687,512)
Change in net assets from Morgan capital transactions	$(47,526)	$60,354	$(1,013)	$465,939
Premier
Proceeds from shares issued	$2,900,926	$3,635,129	$107,328,618	$203,393,487
Dividends and distributions reinvested	10,211	27,179	10,110	20,914
Cost of shares redeemed	(2,880,062)	(3,138,318)	(105,716,259)	(202,353,656)
Change in net assets from Premier capital transactions	$31,075	$523,990	$1,622,469	$1,060,745
Agency
Proceeds from shares issued	$1,412,197	$1,541,398	$21,453,275	$11,240,964
Dividends and distributions reinvested	5,560	6,909	14,322	31,192
Cost of shares redeemed	(1,264,101)	(1,150,197)	(20,034,373)	(10,521,991)
Change in net assets from Agency capital transactions	$153,656	$398,110	$1,433,224	$750,165
Institutional Class
Proceeds from shares issued	$20,343,271	$34,040,122	$31,002,126	$46,389,524
Dividends and distributions reinvested	119,179	352,147	68,409	134,137
Cost of shares redeemed	(22,495,383)	(26,548,151)	(29,713,866)	(36,301,779)
Change in net assets from Institutional Class capital transactions	$(2,032,933)	$7,844,118	$1,356,669	$10,221,882
Reserve
Proceeds from shares issued	$9,038	$62,876	$9,116,124	$15,561,788
Dividends and distributions reinvested	154	661	10,359	33,529
Cost of shares redeemed	(28,084)	(36,304)	(8,491,051)	(12,617,505)
Change in net assets from Reserve capital transactions	$(18,892)	$27,233	$635,432	$2,977,812
Capital
Proceeds from shares issued	$—	$—	$22,007,414	$28,181,961
Dividends and distributions reinvested	—	—	54,714	82,855
Cost of shares redeemed	—	—	(19,906,890)	(21,885,930)
Change in net assets from capital transactions	$—	$—	$2,155,238	$6,378,886

Total change in net assets from capital transactions	$(1,914,620)	$8,853,805	$7,202,019	$21,855,429

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	2,685,446	7,925,705	60,881,212	89,097,576
Reinvested	2,190	6,417	10,959	55,875
Redeemed	(2,735,162)	(7,871,768)	(60,893,184)	(88,687,512)
Change in Morgan Shares	(47,526)	60,354	(1,013)	465,939
Premier
Issued	2,900,926	3,635,129	107,328,618	203,393,487
Reinvested	10,211	27,179	10,110	20,914
Redeemed	(2,880,062)	(3,138,318)	(105,716,259)	(202,353,656)
Change in Premier Shares	31,075	523,990	1,622,469	1,060,745
Agency
Issued	1,412,197	1,541,398	21,453,275	11,240,964
Reinvested	5,560	6,909	14,322	31,192
Redeemed	(1,264,101)	(1,150,197)	(20,034,373)	(10,521,991)
Change in Agency Shares	153,656	398,110	1,433,224	750,165
Institutional Class
Issued	20,343,271	34,040,122	31,002,126	46,389,524
Reinvested	119,179	352,147	68,409	134,137
Redeemed	(22,495,383)	(26,548,151)	(29,713,866)	(36,301,779)
Change in Institutional Class Shares	(2,032,933)	7,844,118	1,356,669	10,221,882
Reserve
Issued	9,038	62,876	9,116,124	15,561,788
Reinvested	154	661	10,359	33,529
Redeemed	(28,084)	(36,304)	(8,491,051)	(12,617,505)
Change in Reserve Shares	(18,892)	27,233	635,432	2,977,812
Capital
Issued	—	—	22,007,414	28,181,961
Reinvested	—	—	54,714	82,855
Redeemed	—	—	(19,906,890)	(21,885,930)
Change in Capital Shares	—	—	2,155,238	6,378,886

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   97

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$49,448,542	$85,575,701	$552,969	$1,201,980
Dividends and distributions reinvested	3,031	11,471	3,491	8,641
Cost of shares redeemed	(49,326,393)	(85,399,846)	(388,376)	(1,212,555)
Change in net assets from Morgan capital transactions	$125,180	$187,326	$168,084	$(1,934)
Premier
Proceeds from shares issued	$9,856,671	$11,010,623	$104,259	$927,144
Dividends and distributions reinvested	11,810	17,077	700	3,028
Cost of shares redeemed	(9,049,445)	(9,027,807)	(131,761)	(1,841,156)
Change in net assets from Premier capital transactions	$819,036	$1,999,893	$(26,802)	$(910,984)
Agency
Proceeds from shares issued	$2,764,004	$2,531,641	$146,154	$280,924
Dividends and distributions reinvested	8,485	12,295	742	705
Cost of shares redeemed	(1,844,689)	(2,296,572)	(39,686)	(278,479)
Change in net assets from Agency capital transactions	$927,800	$247,364	$107,210	$3,150
Institutional Class
Proceeds from shares issued	$33,286,197	$67,235,434	$1,583,028	$5,504,536
Dividends and distributions reinvested	86,115	198,095	2,269	21,880
Cost of shares redeemed	(29,669,211)	(63,197,014)	(2,027,816)	(5,115,034)
Change in net assets from Institutional Class capital transactions	$3,703,101	$4,236,515	$(442,519)	$411,382
Reserve
Proceeds from shares issued	$16,187,134	$30,756,453	$18,053,400	$55,519,720
Dividends and distributions reinvested	7,642	8,290	204	256
Cost of shares redeemed	(15,653,642)	(28,150,285)	(18,134,426)	(55,407,731)
Change in net assets from Reserve capital transactions	$541,134	$2,614,458	$(80,822)	$112,245
Service
Proceeds from shares issued	$—	$—	$1,884,438	$— (a)
Dividends and distributions reinvested	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	(1,814,307)	— (a)
Change in net assets from Service capital transactions	$—	$—	$70,131	$— (a)
E*Trade
Proceeds from shares issued	$—	$—	$403,747	$890,268
Dividends and distributions reinvested	—	—	9,544	45,104
Cost of shares redeemed	—	—	(429,833)	(1,055,019)
Change in net assets from E*Trade capital transactions	$—	$—	$(16,542)	$(119,647)

Total change in net assets from capital transactions	$6,116,251	$9,285,556	$(221,260)	$(505,788)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Tax Free Money Market Fund		Municipal Money Market Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Morgan
Issued	49,448,542	85,575,701	552,969	1,201,969
Reinvested	3,031	11,471	3,491	8,641
Redeemed	(49,326,393)	(85,399,846)	(388,376)	(1,212,555)
Change in Morgan Shares	125,180	187,326	168,084	(1,945)
Premier
Issued	9,856,671	11,010,623	104,259	927,144
Reinvested	11,810	17,077	700	3,028
Redeemed	(9,049,445)	(9,027,807)	(131,761)	(1,840,998)
Change in Premier Shares	819,036	1,999,893	(26,802)	(910,826)
Agency
Issued	2,764,004	2,531,641	146,154	280,922
Reinvested	8,485	12,295	742	705
Redeemed	(1,844,689)	(2,296,572)	(39,686)	(278,475)
Change in Agency Shares	927,800	247,364	107,210	3,152
Institutional Class
Issued	33,286,197	67,235,434	1,583,028	5,504,488
Reinvested	86,115	198,095	2,269	21,880
Redeemed	(29,669,211)	(63,197,014)	(2,027,816)	(5,115,034)
Change in Institutional Class Shares	3,703,101	4,236,515	(442,519)	411,334
Reserve
Issued	16,187,134	30,756,453	18,053,400	55,519,706
Reinvested	7,642	8,290	204	256
Redeemed	(15,653,642)	(28,150,285)	(18,134,426)	(55,407,731)
Change in Reserve Shares	541,134	2,614,458	(80,822)	112,231
Service
Issued	—	—	1,884,438	— (a)
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(1,814,307)	— (a)
Change in Service Shares	—	—	70,131	—
E*Trade
Issued	—	—	403,747	890,181
Reinvested	—	—	9,544	45,104
Redeemed	—	—	(429,833)	(1,055,019)
Change in E*Trade Shares	—	—	(16,542)	(119,734)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(e)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(e)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(e)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(e)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(e)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Class B
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(e)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(e)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	1.00
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)	1.00

Class C
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(e)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(e)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(e)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)	1.00
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
1.23%		$7,630,052	0.51%	2.43%	0.51%
4.75	(f)	7,199,661	0.51	4.64	0.52
4.79		5,961,657	0.51	4.72	0.53
1.80		3,995,204	0.51	3.61	0.53
2.08		3,771,089	0.55	2.05	0.58
0.59		3,919,246	0.59	0.59	0.63
0.87		4,627,000	0.59	0.90	0.62

1.26		9,990,708	0.45	2.48	0.46
4.82	(f)	9,105,808	0.45	4.72	0.47
4.85		7,844,932	0.45	4.75	0.48
1.83		7,450,365	0.45	3.65	0.48
2.18		8,577,924	0.15	2.22	0.48
0.73		5,887,641	0.45	0.73	0.47
1.01		5,411,913	0.45	1.00	0.46

1.36		11,968,770	0.26	2.68	0.31
5.02	(f)	10,640,542	0.26	4.88	0.32
5.05		10,626,102	0.26	4.95	0.33
1.93		9,357,166	0.26	3.84	0.33
2.37		12,406,388	0.26	2.35	0.33
0.93		11,669,540	0.26	0.92	0.32
1.20		12,648,000	0.26	1.20	0.31

1.00		9,583	0.97	1.97	1.15
4.28	(f)	7,903	0.97	4.18	1.17
4.31		6,161	0.97	4.26	1.18
1.57		5,907	0.97	3.16	1.18
1.52		5,690	1.11	1.58	1.23
0.12		8,247	1.06	0.12	1.28
0.25		10,093	1.21	0.27	1.27

1.00		8,914	0.97	1.96	1.16
4.28	(f)	5,887	0.97	4.11	1.17
4.31		1,497	0.97	4.33	1.17
1.57		611	0.97	3.21	1.18
1.52		387	1.11	1.54	1.23
0.12		661	1.07	0.13	1.28
0.25		564	1.21	0.25	1.27

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Prime Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.03		—		0.03		(0.03)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Cash Management
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
1.39%		$26,893,521	0.20%	2.74%	0.26%
5.08	(g)	28,355,614	0.20	4.95	0.27
5.11		25,408,596	0.20	5.01	0.28
1.96		21,099,369	0.20	3.91	0.28
2.43		21,516,192	0.20	2.36	0.30
0.99		26,513,965	0.20	0.99	0.32
1.27		25,075,000	0.20	1.24	0.31

1.14		2,254,274	0.70	2.23	0.71
4.56	(g)	1,901,561	0.70	4.46	0.72
4.59		461,798	0.70	4.49	0.73
1.71		445,119	0.70	3.45	0.73
1.92		304,259	0.70	1.92	0.73
0.48		269,516	0.70	0.48	0.73
0.76		355,358	0.70	0.76	0.71

1.01		16,649	0.96	2.29	0.96
4.28	(g)	323,442	0.96	4.27	0.97
4.32		28,464	0.96	4.19	0.98
1.58		82,930	0.96	3.15	0.98
1.66		97,786	0.96	1.67	0.99
0.21		84,565	0.96	0.21	0.99
0.50		544,027	0.95	0.48	0.96

1.41		61,426,453	0.16	2.76	0.21
5.12	(g)	43,128,647	0.16	4.98	0.22
5.15		38,644,921	0.16	5.06	0.23
1.98		29,137,733	0.16	3.97	0.23
1.55		27,693,602	0.16	2.96	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Class B
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

Class C
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03		—	(f)	0.03		(0.03)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
1.21%		$3,386,222	0.59%		2.38%	0.62%
4.69	(g)	3,322,087	0.60	(h)	4.57	0.63
4.69		2,783,868	0.59		4.62	0.64
2.26		1,889,908	0.59		3.56	0.64
0.84		253,991	0.59		2.36	0.64

1.28		753,863	0.45		2.55	0.47
4.84	(g)	754,089	0.45		4.68	0.48
4.84		545,911	0.45		4.77	0.49
2.36		316,397	0.45		3.61	0.49
0.89		80,814	0.45		2.52	0.52

1.38		534,575	0.26		2.67	0.32
5.03	(g)	499,591	0.26		4.86	0.33
5.03		183,392	0.26		4.94	0.34
2.49		206,098	0.26		3.68	0.34
0.96		482,594	0.26		2.68	0.37

1.02		18,435	0.97		2.02	1.17
4.29	(g)	19,010	0.98	(h)	4.20	1.18
4.30		18,717	0.97		4.23	1.19
2.01		20,450	0.97		2.97	1.19
1.27		26,999	1.01		1.17	1.44
0.15		41,540	1.02		0.15	1.54
0.33		62,581	1.33		0.32	1.55

1.02		541,850	0.97		2.03	1.17
4.29	(g)	616,746	0.98	(h)	4.17	1.18
4.29		494,963	0.97		4.20	1.19
2.01		543,064	0.97		3.04	1.19
1.27		347,285	0.97		2.06	1.23
0.15		8,284	1.02		0.15	1.52
0.33		9,267	1.33		0.31	1.55

1.41		1,142,595	0.20		2.78	0.27
5.10	(g)	1,211,750	0.20		5.01	0.28
5.10		1,670,013	0.20		4.96	0.29
2.53		1,882,903	0.20		3.77	0.29
0.98		1,452,881	0.20		2.76	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Liquid Assets Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Investor
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Capital
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03		—	(f)	0.03		(0.03)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—		0.01		(0.01)	1.00

Service
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 29, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
1.15%		$889,880	0.70%		2.33%	0.72%
4.57	(g)	1,951,990	0.71	(h)	4.48	0.73
4.58		1,461,304	0.70		4.41	0.74
2.19		2,564,187	0.70		3.25	0.74
1.53		3,569,531	0.75		1.48	0.78
0.40		4,372,583	0.77		0.40	0.79
0.89		5,744,025	0.77		0.90	0.80

1.25		726,608	0.51		2.47	0.52
4.77	(g)	745,382	0.51		4.74	0.53
4.77		1,841,427	0.51		4.69	0.54
2.32		1,685,923	0.51		3.44	0.54
1.77		1,962,817	0.52		1.58	0.55
0.65		3,898,608	0.52		0.65	0.54
1.15		4,881,506	0.52		1.14	0.55

1.43		2,548,047	0.16		2.83	0.22
5.14	(g)	2,441,114	0.16		4.94	0.23
5.14		1,663,573	0.16		5.02	0.24
2.56		1,631,764	0.16		3.73	0.24
0.99		3,102,545	0.16		2.80	0.27

0.98		1,014,240	1.05		1.69	1.07
0.04	(g)	17	1.04		4.14	1.08
4.27		16	1.00		4.19	1.09
1.89		15	1.00		3.00	1.10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
U.S. Government Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01	$—	(f)	$0.01	$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04	—	(f)	0.04	(0.04)	1.00
Year Ended February 29, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	1.00

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	—	(f)	0.01	(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	1.00

Agency
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	—	(f)	0.01	(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	1.00

Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	—	(f)	0.01	(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(f)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(f)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
0.99%		$3,816,986	0.59%	1.95%	0.61%
4.48	(g)	3,356,978	0.59	4.38	0.62
4.65		3,245,121	0.59	4.58	0.63
2.24		2,648,298	0.59	3.34	0.63
0.81		2,445,422	0.59	2.26	0.63

1.06		1,748,565	0.45	2.10	0.46
4.62	(g)	1,856,533	0.45	4.49	0.47
4.80		1,624,006	0.45	4.69	0.48
2.37		1,957,807	0.39	3.56	0.48
1.79		1,416,600	0.39	1.94	0.44
0.72		728,456	0.39	0.71	0.39
1.15		770,196	0.39	1.13	0.39

1.16		6,347,494	0.26	2.26	0.31
4.82	(g)	5,168,268	0.26	4.65	0.32
5.00		3,890,478	0.26	4.91	0.33
2.48		3,516,960	0.24	3.65	0.33
1.95		4,045,754	0.24	2.55	0.32
0.87		98,212	0.24	0.86	0.24
1.30		578,118	0.24	1.14	0.24

1.19		6,728,354	0.20	2.36	0.26
4.88	(g)	7,023,964	0.20	4.58	0.26
5.06		2,065,993	0.20	4.94	0.28
2.50		2,314,372	0.20	3.76	0.28
0.94		2,017,162	0.20	2.66	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
U.S. Government Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01	$—	(g)	$0.01	$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04	—	(g)	0.04	(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)	1.00

Capital (f)
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	—	(g)	0.01	(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05	—	(g)	0.05	(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05	—	(g)	0.05	(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)	1.00
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	1.00
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	1.00

Service
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	—	(g)	0.01	(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04	—	(g)	0.04	(0.04)	1.00
Year Ended February 29, 2007	1.00	0.04	—	(g)	0.04	(0.04)	1.00
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Effective February 19, 2005, Class I was renamed as Capital Shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
0.94%		$236,315	0.70%	1.86%	0.71%
4.36	(h)	280,327	0.70	4.30	0.72
4.54		343,592	0.70	4.37	0.73
2.17		719,836	0.69	3.23	0.73
0.77		749,475	0.69	2.19	0.73

1.21		14,123,414	0.16	2.40	0.21
4.92	(h)	15,643,602	0.16	4.64	0.21
5.10		6,985,294	0.16	4.94	0.23
2.54		11,330,299	0.14	3.89	0.23
2.05		4,529,318	0.14	1.94	0.17
0.97		7,157,361	0.14	0.96	0.14
1.40		9,031,960	0.14	1.37	0.14

0.76		152,718	1.05	1.30	1.05
4.01	(h)	252	1.05	3.00	1.06
4.23		16	1.00	4.15	1.07
1.87		15	1.00	2.97	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 29, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Agency
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Class B
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

Class C
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	—	(f)	—		—	(f)	— (f)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
0.70%		$1,769,235	0.59%	1.38%	0.61%
4.02	(g)	1,939,331	0.59	3.95	0.62
4.62		1,909,921	0.59	4.59	0.63
2.16		875,609	0.59	3.20	0.64
0.78		812,795	0.59	2.20	0.62

0.77		1,081,471	0.45	1.52	0.46
4.17	(g)	1,132,622	0.45	4.07	0.47
4.76		1,424,189	0.45	4.68	0.48
2.25		1,164,950	0.45	3.36	0.49
0.83		1,009,503	0.45	2.32	0.47

0.87		1,053,247	0.26	1.67	0.31
4.37	(g)	1,019,655	0.26	4.13	0.32
4.96		896,961	0.26	4.85	0.33
2.38		894,875	0.26	3.55	0.34
0.89		898,116	0.26	2.52	0.32

0.52		1,089	0.95	1.02	1.16
3.63	(g)	1,542	0.97	3.60	1.17
4.22		1,528	0.97	4.15	1.18
1.90		1,819	0.97	2.82	1.19
1.25		2,358	0.87	1.18	1.42
0.24		2,860	0.82	0.24	1.52
0.31		3,096	1.17	0.31	1.53

0.52		76,968	0.95	1.02	1.16
3.63	(g)	93,532	0.97	3.21	1.17
4.22		28,026	0.97	4.18	1.18
1.90		21,148	0.97	2.82	1.19
1.25		27,589	0.96	1.90	1.21
0.24		548	0.83	0.24	1.53
0.31		869	1.19	0.30	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
U.S. Treasury Plus Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Investor
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
July 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2005	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended June 30, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
0.90%		$8,411,478	0.20%	1.77%	0.26%
4.43	(g)	6,073,940	0.20	3.92	0.27
5.03		1,009,749	0.20	4.87	0.28
2.42		4,151,409	0.20	3.72	0.29
0.92		1,705,565	0.20	2.61	0.27

0.64		1,193,089	0.70	1.28	0.71
3.91	(g)	1,231,644	0.70	3.85	0.72
4.50		876,221	0.70	4.36	0.73
2.08		1,504,955	0.70	3.10	0.74
1.38		1,737,775	0.74	1.40	0.75
0.29		1,702,965	0.77	0.29	0.77
0.73		2,453,050	0.77	0.75	0.78

0.74		1,227,080	0.51	1.47	0.51
4.11	(g)	1,370,557	0.51	4.11	0.52
4.70		1,854,344	0.51	4.60	0.53
2.21		1,987,416	0.51	3.27	0.54
1.52		2,509,650	0.52	1.56	0.52
0.55		2,920,637	0.52	0.54	0.52
0.99		3,912,526	0.52	0.99	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Federal Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.05		—	(f)	0.05		(0.05)	1.00
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	1.00
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
0.97%	$248,209	0.59%	1.92%	0.61%
4.42	295,739	0.59	4.29	0.62
4.61	235,377	0.59	4.53	0.63
1.72	206,926	0.59	3.44	0.64
1.88	220,885	0.64	1.85	0.72
0.41	238,643	0.70	0.40	0.79
0.70	310,996	0.70	0.72	0.79

1.04	1,159,944	0.45	2.07	0.46
4.57	1,128,873	0.45	4.41	0.47
4.76	604,858	0.45	4.62	0.48
1.79	756,761	0.45	3.52	0.49
2.08	1,502,964	0.45	2.13	0.49
0.66	1,057,504	0.45	0.65	0.48
0.95	1,214,705	0.45	0.96	0.47

1.14	724,097	0.26	2.24	0.31
4.77	570,445	0.26	4.47	0.32
4.96	172,324	0.26	4.82	0.33
1.89	200,822	0.26	3.74	0.34
2.27	203,604	0.26	2.17	0.34
0.85	389,465	0.26	0.85	0.33
1.14	333,490	0.26	1.20	0.33

1.17	11,503,689	0.20	2.32	0.26
4.83	13,536,697	0.20	4.64	0.27
5.02	5,692,265	0.20	4.95	0.28
1.92	2,266,888	0.20	3.86	0.23
2.34	1,817,800	0.20	2.36	0.31
0.91	1,271,387	0.20	0.90	0.32
1.20	1,712,000	0.20	1.20	0.32

0.91	9,594	0.70	1.93	0.71
4.31	28,485	0.70	4.08	0.72
4.50	1,251	0.70	4.45	0.73
1.67	760	0.70	3.30	0.74
1.21	1,093	0.70	2.65	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
100% U.S. Treasury Securities Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Agency
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Reserve
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.04		—	(f)	0.04		(0.04)	—	(f)	(0.04)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)
Capital
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.04		—	(f)	0.04		(0.04)	—		(0.04)
Year Ended February 28, 2007	1.00	0.05		—	(f)	0.05		(0.05)	—	(f)	(0.05)
September 1, 2005 through February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	0.61%		$2,358,441	0.59%	1.20%	0.61%
1.00	3.79	(g)	2,359,306	0.59	3.67	0.62
1.00	4.39		1,893,320	0.59	4.29	0.63
1.00	1.59		1,913,521	0.59	3.18	0.64
1.00	1.75		2,032,558	0.59	1.75	0.66
1.00	0.45		1,868,692	0.59	0.43	0.69
1.00	0.75		2,535,204	0.59	0.77	0.69

1.00	0.68		3,974,890	0.45	1.34	0.46
1.00	3.94	(g)	2,352,252	0.45	3.74	0.47
1.00	4.54		1,291,467	0.45	4.45	0.48
1.00	1.69		1,507,936	0.39	3.48	0.49
1.00	1.92		1,010,061	0.41	2.08	0.48
1.00	0.58		564,734	0.46	0.57	0.47
1.00	0.88		488,963	0.46	0.85	0.47

1.00	0.78		2,740,043	0.26	1.51	0.31
1.00	4.13	(g)	1,306,725	0.26	3.94	0.32
1.00	4.74		556,544	0.26	4.63	0.33
1.00	1.77		1,098,879	0.24	3.56	0.34
1.00	2.10		738,403	0.24	2.09	0.33
1.00	0.79		784,065	0.25	0.78	0.32
1.00	1.09		818,000	0.25	1.11	0.32

1.00	0.81		14,364,395	0.20	1.59	0.26
1.00	4.20	(g)	13,006,895	0.20	3.75	0.27
1.00	4.80		2,784,927	0.20	4.72	0.28
1.00	1.79		1,579,514	0.20	3.59	0.29
1.00	2.14		1,318,264	0.20	2.07	0.30
1.00	0.84		1,976,796	0.20	0.84	0.31
1.00	1.14		1,126,307	0.20	1.08	0.32

1.00	0.55		4,399,477	0.70	1.10	0.71
1.00	3.68	(g)	3,763,803	0.70	3.33	0.72
1.00	4.27		785,951	0.70	4.37	0.72
1.00	1.54		2,663	0.68	3.21	0.74
1.00	1.11		968	0.68	2.37	0.73

1.00	0.83		9,917,456	0.16	1.63	0.21
1.00	4.24	(g)	7,761,701	0.16	3.75	0.22
1.00	4.84		1,382,765	0.16	4.72	0.23
1.00	1.82		1,380,249	0.14	3.61	0.24
1.00	1.40		1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net asset value, end of period
Tax Free Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Agency
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	1.00
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	1.00
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	1.00

Reserve
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	1.00
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	1.00
September 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	1.00
February 19, 2005 (e) through August 31, 2005	1.00	0.01		—		0.01		(0.01)	1.00

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from August 31 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)	Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
0.76%	$883,616	0.59%	1.49%	0.61%
2.96	758,385	0.59	2.93	0.62
2.97	570,935	0.59	3.00	0.62
1.15	465,810	0.59	2.37	0.63
1.43	557,839	0.59	1.43	0.66
0.48	566,501	0.59	0.48	0.68
0.69	655,098	0.59	0.72	0.69

0.83	4,898,441	0.45	1.63	0.46
3.11	4,079,130	0.45	2.96	0.47
3.10	2,078,846	0.45	3.07	0.47
1.22	6,120,346	0.45	2.47	0.48
1.58	4,686,356	0.45	1.57	0.48
0.62	4,038,922	0.45	0.62	0.47
0.83	3,429,000	0.45	0.82	0.47

0.93	1,463,326	0.26	1.75	0.31
3.30	535,484	0.26	3.21	0.32
3.31	288,068	0.26	3.26	0.32
1.31	444,492	0.26	2.63	0.33
1.77	904,664	0.26	1.74	0.33
0.81	1,173,270	0.26	0.82	0.32
1.02	724,817	0.26	1.05	0.33

0.96	16,197,581	0.20	1.88	0.26
3.37	12,493,562	0.20	3.27	0.27
3.37	8,255,381	0.20	3.32	0.27
1.34	9,465,973	0.20	2.69	0.28
1.83	8,973,878	0.20	1.81	0.30
0.87	8,684,334	0.20	0.87	0.31
1.09	6,332,000	0.20	1.05	0.32

0.71	7,788,432	0.70	1.39	0.71
2.85	7,246,804	0.70	2.75	0.72
2.86	4,631,440	0.70	2.92	0.72
1.09	2,829	0.70	2.17	0.73
0.86	2,423	0.70	1.71	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gains		Total distributions
Municipal Money Market Fund
Morgan
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01	$—	(f)	$0.01	$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Premier
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)	—		(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)	—		(0.01)

Agency
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

Institutional Class
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03	—	(f)	0.03	(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)	—		(0.02)
February 19, 2005 (e) through June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)	—		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	0.81%		$481,223	0.59%	1.56%	0.62%
1.00	2.99	(g)	313,132	0.59	2.94	0.64
1.00	3.01		315,046	0.59	2.97	0.63
1.00	1.49		248,123	0.59	2.33	0.64
1.00	0.63		36,495	0.59	1.79	0.63

1.00	0.88		99,450	0.45	1.76	0.48
1.00	3.13	(g)	126,250	0.45	3.25	0.49
1.00	3.16		1,037,219	0.45	3.11	0.48
1.00	1.58		906,870	0.45	2.36	0.48
1.00	1.42		827,335	0.45	1.39	0.51
1.00	0.61		867,509	0.45	0.60	0.53
1.00	0.96		1,085,136	0.45	0.96	0.53

1.00	0.97		126,788	0.26	1.79	0.32
1.00	3.33	(g)	19,577	0.26	3.20	0.34
1.00	3.35		16,427	0.26	3.22	0.34
1.00	1.71		45,534	0.26	2.71	0.34
1.00	0.75		17	0.26	2.34	0.32

1.00	1.01		205,368	0.20	2.06	0.28
1.00	3.39	(g)	647,885	0.20	3.37	0.29
1.00	3.41		236,421	0.20	3.36	0.28
1.00	1.75		249,762	0.20	2.71	0.29
1.00	0.77		84,755	0.20	2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains		Total distributions
Municipal Money Market Fund (continued)
Reserve
Six Months Ended August 31, 2008 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	$—		$(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
Year Ended February 28, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 1, 2005 through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)	—		(0.01)

Service
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.02		—	(f)	0.02		(0.02)	—	(f)	(0.02)
Year Ended February 29, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
July 15, 2005 (e) through February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)

E*Trade
Six Months Ended August 31, 2008 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 29, 2008	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
Year Ended February 29, 2007	1.00	0.03		—	(f)	0.03		(0.03)	—	(f)	(0.03)
January 17, 2006 (e) through February 28, 2006 (d)	1.00	—	(f)	—		—	(f)	— (f)	—		— (f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
$1.00	0.75%		$145,096	0.70%	1.52%	0.72%
1.00	2.87	(g)	225,916	0.70	2.85	0.74
1.00	2.90		113,653	0.70	2.85	0.73
1.00	1.41		173,362	0.70	2.09	0.73
1.00	1.16		373,788	0.70	1.13	0.76
1.00	0.36		375,729	0.70	0.35	0.78
1.00	0.71		486,778	0.70	0.71	0.78

1.00	0.58		70,147	1.05	0.95	1.07
1.00	2.53	(g)	16	1.04	2.49	1.09
1.00	2.59		15	1.00	2.55	1.09
1.00	1.16		15	1.00	1.85	1.09

1.00	0.60		1,587,389	1.00	1.19	1.07
1.00	2.57	(g)	1,603,907	1.00	2.55	1.09
1.00	2.59		1,723,433	1.00	2.60	1.08
1.00	0.25		307,366	1.00	2.11	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve,	JPM I
Cash Management and Capital
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve,	JPM II
Investor, Capital and Service
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve, Capital and Service	JPM II
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional Class, Reserve and Investor	JPM II
Federal Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve	JPM I
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve and Capital	JPM I
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional Class and Reserve	JPM I
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional Class, Reserve, Service and E*Trade	JPM II

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Morgan, Premier, Agency, Institutional Class, Reserve, Cash Management, Capital, Investor, Service and E*Trade Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

126   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

The following is a summary of the inputs used as of August 31, 2008 in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Prime Money Market Fund
Level 1	$—	$—
Level 2	120,009,374	—
Level 3	—	—
Total	$120,009,374	$—
Liquid Assets Money Market Fund
Level 1	$—	$—
Level 2	11,540,489	—
Level 3	—	—
Total	$11,540,489	$—
U.S. Government Money Market Fund
Level 1	$—	$—
Level 2	33,798,665	—
Level 3	—	—
Total	$33,798,665	$—
U.S. Treasury Plus Money Market Fund
Level 1	$—	$—
Level 2	14,818,431	—
Level 3	—	—
Total	$14,818,431	$—
Federal Money Market Fund
Level 1	$—	$—
Level 2	13,620,868	—
Level 3	—	—
Total	$13,620,868	$—
100% U.S. Treasury Securities Money Market Fund
Level 1	$—	$—
Level 2	37,773,132	—
Level 3	—	—
Total	$37,773,132	$—
Tax Free Money Market Fund
Level 1	$—	$—
Level 2	30,912,247	—
Level 3	—	—
Total	$30,912,247	$—
Municipal Money Market Fund
Level 1	$—	$—
Level 2	2,706,057	—
Level 3	—	—
Total	$2,706,057	$—

*	Other financial instruments include futures, forwards and swap contracts.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2008 (amounts in thousands):

	Value	Percentage
Prime Money Market Fund	$575,000	0.5%
Liquid Assets Money Market Fund	107,000	0.9

C. Repurchase Agreements — Certain Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Securities Lending — To generate additional income, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent. Liquid Assets Money Market Fund and U.S. Government Money Market Fund will simultaneously seek to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Liquid Assets Money Market Fund and U.S. Government Money Market Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the 100% U.S. Treasury Securities Money Market Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended August 31, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of August 31, 2008, the following Fund had securities with the following values on loan, received the following collateral and for the six months then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
100% U.S. Treasury Securities Money Market Fund (a)	$3,547,931	$3,618,890	$723

(a)	Collateral was received in the form of U.S. Treasury Securities, which the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

128   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of a Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. Each Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

As of August 31, 2008, there were no waivers/reimbursements resulting from investments in the money market funds.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2008, the annualized effective rate was 0.07% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Morgan, Class B, Class C, Reserve, Cash Management, Service and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier, Agency, Institutional Class, Investor and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a	0.75%	0.75%	0.25%	0.50%	n/a	n/a
Liquid Assets Money Market Fund	0.10%	0.75	0.75	0.25	n/a	0.60%	n/a
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60%

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the six months ended August 31, 2008, the Distributor retained the following amounts (in thousands):

CDSC
Prime Money Market Fund	$29
Liquid Assets Money Market Fund	34
U.S. Treasury Plus Money Market Fund	6

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional Class
Prime Money Market Fund	0.35%	0.30%	0.15%	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%	n/a	0.30%	0.05%	n/a	n/a
Liquid Assets Money Market Fund	0.30	0.35%	n/a	0.05	0.30%	n/a
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

130   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Morgan	Premier	Agency	Class B	Class C	Institutional Class
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.70%	n/a	0.96%	0.16%	n/a	n/a
Liquid Assets Money Market Fund	0.70	0.51%	n/a	0.16	1.05%	n/a
U.S. Government Money Market Fund	0.70	n/a	n/a	0.16	1.05	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.70	n/a	n/a	0.16	n/a	n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.05	1.00%

The contractual expense limitation agreements were in effect for the six months ended August 31, 2008. The expense limitation percentages in the table above are in place until at least June 30, 2009.

For the six months ended August 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Prime Money Market Fund	$—	$23,591	$23,591
Liquid Assets Money Market Fund	508	2,232	2,740
U.S. Government Money Market Fund	—	7,926	7,926
U.S. Treasury Plus Money Market Fund	5	2,641	2,646
Federal Money Market Fund	—	3,884	3,884
100% U.S. Treasury Securities Money Market Fund	1,590	5,833	7,423
Tax Free Money Market Fund	—	5,466	5,466
Municipal Money Market Fund	—	906	906

	Voluntary Waivers
	Shareholder Servicing	Distribution	Total
U.S. Treasury Plus Money Market Fund	$2	$5	$7

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party brokers/dealers. For the six months ended August 31, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

The Securities and Exchange Commission (the “SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the six months ended August 31, 2008 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Morgan	$—	$13,107
Premier	—	14,090
Agency	—	8,843
Class B	34	11
Class C	26	9
Institutional Class	—	13,345
Reserve	2,495	2,994
Cash Management	249	149
Capital	—	13,180
	$2,804	$65,728
Liquid Assets Money Market Fund
Morgan	$1,721	$6,023
Premier	—	1,132
Agency	—	454
Class B	69	23
Class C	2,178	726
Institutional Class	—	561
Reserve	2,011	2,413
Investor	—	1,318
Capital	—	695
Service	1,061	531
	$7,040	$13,876
U.S. Government Money Market Fund
Morgan	$1,793	$6,274
Premier	—	3,038
Agency	—	4,813
Institutional Class	—	4,035
Reserve	378	454
Capital	—	3,696
Service	167	83
	$2,338	$22,393
U.S. Treasury Plus Money Market Fund
Morgan	$923	$3,231
Premier	—	1,747
Agency	—	940
Class B	5	2
Class C	337	112
Institutional Class	—	3,271
Reserve	1,487	1,784
Investor	—	2,211
	$2,752	$13,298

132   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Distribution	Shareholder Servicing
Federal Money Market Fund
Morgan	$137	$479
Premier	—	1,702
Agency	—	492
Institutional Class	—	6,105
Reserve	21	25
	$158	$8,803
100% U.S. Treasury Securities Money Market Fund
Morgan	$1,288	$4,510
Premier	—	4,911
Agency	—	1,612
Institutional Class	—	6,885
Reserve	5,204	6,244
Capital	—	2,290
	$6,492	$26,452
Tax Free Money Market Fund
Morgan	$430	$1,505
Premier	—	7,112
Agency	—	775
Institutional Class	—	7,849
Reserve	9,975	11,969
	$10,405	$29,210
Municipal Money Market Fund
Morgan	$226	$791
Premier	—	194
Agency	—	62
Institutional Class	—	156
Reserve	235	282
Service	66	33
E*Trade	4,800	2,400
	$5,327	$3,918

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

As of August 31, 2008, the Liquid Assets Money Market Fund had no outstanding loans from another fund. Average loans for the six months ended August 31, 2008, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$16,020	1	$33

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

Interest earned, if any, as a result of lending money to another fund as of August 31, 2008 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2008, or at any time during the six months then ended.

6. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For the Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund, one or more affiliates of the Funds’ investment advisors have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet their payment obligations may be affected by economic or political developments in a specific state or region. Issuances backed by bond insurers may be impacted by changes to bond insurers’ ratings.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

The Funds may invest a portion of their assets in debt obligations that are insured by bond insurers. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers.

7. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, The One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, the JPMorgan Prime Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

8. Subsequent Event

The U.S. Department of the Treasury has created a temporary guarantee program (the “Program”), which is in effect until December 18, 2008, unless extended, for money market mutual funds registered in the United States under the 1940 Act. On September 29, 2008, the Board of Trustees approved the participation of the Funds, excluding JPMorgan 100% U.S. Treasury Securities Money Market Fund, (“Participating Funds”) in the Program. The guarantee only applies to investors in the Participating Funds as of the close of business on September 19, 2008

134   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

based on an amount equal to the lesser of the amount in the Participating Funds at September 19, 2008 and the date on which the Participating Funds no longer maintain a constant net asset value of $1.00 per share. The guarantee payment would be equal to any shortfall between the amount received by an investor in a liquidation and $1.00 per share. The Program is not subject to any per account limit. Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of the Treasury in an amount of 0.01% based on the net asset value of each Participating Fund as of September 19, 2008. This expense will be borne by the Participating Funds without regard to any expense limitation currently in effect for the Participating Funds. If the program is extended, the Participating Funds will consider whether to continue to participate.

Lehman Brothers Holdings Inc. made a bankruptcy filing on September 15, 2008, subsequent to the reporting period. The reported values of the Funds’ positions as of August 31, 2008 in securities of Lehman or its affiliates and in derivatives to which Lehman or its affiliates is a counterparty do not reflect these developments or portfolio transactions after August 31, 2008.

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   135

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2008, and continued to hold your shares at the end of the reporting period, August 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Prime Money Market Fund
Morgan
Actual	$1,000.00	$1,012.30	$2.59	0.51%
Hypothetical	1,000.00	1,022.63	2.60	0.51
Premier
Actual	1,000.00	1,012.60	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,013.60	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,010.00	4.91	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,010.00	4.91	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97

Institutional Class
Actual	1,000.00	1,013.90	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,011.40	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

136   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Beginning Account Value March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Cash Management
Actual	$1,000.00	$1,010.10	$4.86	0.96%
Hypothetical	1,000.00	1,020.37	4.89	0.96
Capital
Actual	1,000.00	1,014.10	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16

Liquid Assets Money Market Fund
Morgan
Actual	1,000.00	1,012.10	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,012.80	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,013.80	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,010.20	4.91	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,010.20	4.91	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97

Institutional Class
Actual	1,000.00	1,014.10	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,011.50	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Investor
Actual	1,000.00	1,012.50	2.59	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Capital
Actual	1,000.00	1,014.30	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Service
Actual	1,000.00	1,009.80	5.32	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

U.S. Government Money Market Fund
Morgan
Actual	1,000.00	1,009.90	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,010.60	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,011.60	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   137

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Institutional Class
Actual	$1,000.00	$1,011.90	$1.01	0.20%
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,009.40	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Capital
Actual	1,000.00	1,012.10	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Service
Actual	1,000.00	1,007.60	5.31	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

U.S. Treasury Plus Money Market Fund
Morgan
Actual	1,000.00	1,007.00	2.98	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,007.70	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,008.70	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,005.20	4.80	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,005.20	4.80	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Institutional Class
Actual	1,000.00	1,009.00	1.01	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,006.40	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Investor
Actual	1,000.00	1,007.40	2.58	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Federal Money Market Fund
Morgan
Actual	1,000.00	1,009.70	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,010.40	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,011.40	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional Class
Actual	1,000.00	1,011.70	1.01	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

138   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

	Beginning Account Value March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Reserve
Actual	$1,000.00	$1,009.10	$3.54	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70

100% U.S. Treasury Securities Money Market
Morgan
Actual	1,000.00	1,006.10	2.98	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,006.80	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,007.80	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional Class
Actual	1,000.00	1,008.10	1.01	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,005.50	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Capital
Actual	1,000.00	1,008.30	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16

Tax Free Money Market Fund
Morgan
Actual	1,000.00	1,007.60	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,008.30	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,009.30	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional Class
Actual	1,000.00	1,009.60	1.01	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,007.10	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

Municipal Money Market Fund
Morgan
Actual	1,000.00	1,008.10	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,008.80	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,009.70	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Institutional Class
Actual	$1,000.00	$1,010.10	$1.01	0.20%
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,007.50	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Service
Actual	1,000.00	1,005.80	5.31	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

E*Trade
Actual	1,000.00	1,006.00	5.06	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

140   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Board Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   141

Board Approval of Investment Advisory Agreements
(Unaudited) (continued)

numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc., (“JPMDS”) affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund, and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Federal Money Market Fund, and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

With respect to the Funds, the Trustees considered the Lipper performance data and other information provided by the

142   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

Advisor for each of the Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees concluded that such performance for each Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and for the Institutional Class shares was in the second quintile and the actual total expenses for the Morgan shares and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and for the Institutional Class shares and for the Service shares was in the second quintile and the actual total expenses for the Morgan shares and for the Institutional Class shares were in the first quintile and for the Service shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and for the Institutional Class shares and for the Service shares was in the second quintile and the actual total expenses for the Morgan shares and for the Institutional Class shares were in the first quintile and for the Service shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and for the Institutional Class shares was in the second quintile and the actual total expenses for the Morgan shares and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Federal Money Market Fund’s net advisory fee for the Morgan shares was in the first quintile and for the Institutional Class shares was in the second quintile and the actual total expenses for the Morgan shares and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee for the Morgan shares and for the Institutional Class shares was in the first quintile and the actual total expenses for the Morgan shares and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for the Morgan shares and for the Institutional Class shares was in the first quintile and the actual total expenses for the Morgan shares were in the second quintile and for the Institutional Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for the Morgan shares, for the Institutional Class shares, and for the Service shares was in the first quintile and the actual total expenses for the Morgan shares

AUGUST 31, 2008        JPMORGAN MONEY MARKET FUNDS   143

Board Approval of Investment Advisory Agreements
(Unaudited) (continued)

were in the second quintile, for the Institutional Class shares were in the first quintile, and for the Service shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

144   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. August 2008.	SAN-MMKT-808

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2008 (UNAUDITED)

JPMorgan Funds

Income

Funds

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Ultra Short Duration Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	4
JPMorgan Government Bond Fund	6
JPMorgan High Yield Bond Fund	8
JPMorgan Intermediate Bond Fund	10
JPMorgan Mortgage-Backed Securities Fund	12
JPMorgan Short Duration Bond Fund	14
JPMorgan Treasury & Agency Fund	16
JPMorgan Ultra Short Duration Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	138
Financial Highlights	160
Notes to Financial Statements	178
Schedule of Shareholder Expenses	191
Board Approval of Investment Advisory Agreements	195

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	The manager seeks to achieve the stated objective. There can be no guarantee it will be achieved.

**	Tax Aware Real Return — Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise. The Fund may invest in futures contracts and other derivatives. This may make the Fund more volatile. The derivative positions are not included in the holdings-related calculations. The Fund may be subject to the risk that its inflation-linked derivative contracts will be with a limited number of counterparties. This may result in certain concentration risk, including counterparty liquidity, deflation and pricing risk.

***	Highbridge Statistical Market Neutral — There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector swings or other risk factors. Investment in a portfolio involved in long and short selling may have higher portfolio turnover rates. The Fund anticipates a very high degree of portfolio turnover (likely to be in excess of 600% per year). This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

PRESIDENT’S LETTER
SEPTEMBER 30, 2008 (Unaudited)

Dear Shareholder:

Events over the last year and particularly, over the last few months have produced one of the most challenging market environments in recent memory. An economy, already weakened by falling home prices and high energy costs, has been further damaged by a major global financial crisis. While governments around the world have responded in a dramatic and forceful way, the outlook for the economy and financial markets remains unusually uncertain and this reality has contributed to higher volatility as well as significant declines in some markets. Indeed, the average daily move up or down in the Dow Jones Industrial Average (the “Dow”) over the past year has been 132 points, 72% higher than in the prior decade and, as of September 30, 2008, the Dow is down 23% from its peak of last October.

This is also a particularly difficult period for an area of the market that is not quite as visible to investors — the credit and fixed income markets. One measure of this is the difference between the three-month LIBOR rate — the rate at which banks lend to each other — and the prevailing rate on three-month Treasury bills. Between 1997 and 2006, the LIBOR rate averaged just 0.45% above the Treasury rate — indicating that banks regarded each other as very trustworthy borrowers. In September of this year, this gap widened to an average of 2.00% — indicating an extraordinary concern about the well-being of major financial institutions. The stress in credit markets has also been observed in significant increases in the yields on municipal and corporate debt and tightened lending standards by banks.

Rather than reacting emotionally during these times of uncertainty, we should focus on some fundamental tenets of investing. Among these are:

•	Developing and sticking with an investment plan that is both dispassionate and independent of short-term market events. While staying the course and sticking to a plan doesn’t eliminate risk, it does reduce the danger of buying and selling at the wrong time, a behavior that can undermine your investment goals.

•	Managing investment risks through diversification. A diverse mix of investments — including stocks, bonds, and cash, as well as alternative investments such as U.S. REITS, high yield income, commodities, and emerging markets debt — properly aligned to your investment goals, time horizon, and risk tolerance, can provide a smoother path of long-term returns.

•	Seeking long-term professional advice. As shareholders, you already know the value of professional advice. Take this time to consult with your financial advisor. Your advisor can help you maintain perspective, and ensure that your portfolio is properly positioned to defend against cycles of market volatility.

U.S. Treasury Department’s Temporary Guarantee Program

The financial crisis has also led to some questions about the safety of money market funds. Although the Funds in this report are not money market funds, the Funds use JPMorgan money market funds as a short term investment vehicle. All of JPMorgan’s money market funds continue to be invested in the highest quality short-term securities with strong liquidity positions and have maintained a $1.00 net asset value. JPMorgan’s approach to risk management, along with a stringent focus on credit standards and extensive experience in managing liquidity investments, have allowed our money market funds to maintain liquidity and provide current income to our shareholders throughout all market conditions.

Despite the fact that our fund complex is strong, we believe that it is in the best interests of our fund shareholders to participate in the U.S. Treasury Department’s Temporary Guarantee Program for U.S. Money Market Funds. With this program, shareholders in JPMorgan Money Market Funds (with the exception of the JPMorgan 100% U.S. Treasury Securities Money Market Fund) will have federal insurance on their existing balances as of September 19, 2008 and through the period ending December 18, 2008. Following this period, the Treasury will review whether the program should continue, and the JPMorgan Funds Board would vote on its continued participation.

New investing opportunities*

Even during market uncertainty, we continue to look to the future by introducing new products and differentiated investment solutions. As a leader in financial innovation, we have introduced 32 new funds over the past few years, including our Tax Aware Real Return Fund, which seeks to maximize after-tax inflation protected return.** We’ve also expanded investment opportunities with innovative offerings such as the Highbridge Statistical Market Neutral Fund, which has the potential to add diversification, and seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing and lower overall risk.*** Your financial advisor can help you decide whether these strategies are appropriate for your portfolio.

Additionally, I am proud to unveil our newly designed website: www.jpmorganfunds.com. The site delivers more detailed information about our funds, and also offers online versions of our market views and commentaries, which provide essential and critical insights about the markets and economy. I encourage you to visit our site to learn more about our innovative products and resources and how they, along with our timeless principles of investing, can continue to serve you in this current market environment.

On behalf of everyone at JPMorgan Asset Management, thank you for your continued confidence and trust. We look forward to serving your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com, or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President and CEO
JPMorgan Funds

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   1

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$4,842,143
Primary Benchmark	Lehman Brothers U.S. Aggregate Index*
Average Credit Quality	AAA
Duration	5.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,** returned –1.21%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 0.18% return for the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its underweight in the Treasury and agency sectors. Prices on Treasury and agency securities moved higher, driven by the flight to quality consuming the market. Within the mortgage-backed securities (MBS) sector, the Fund’s weighting in non-agency mortgages and agency collateralized mortgage obligations also detracted from performance. The flight to quality in the mortgage market pushed other types of mortgage securities higher (such as pass-through mortgage securities), causing structured products, like collateralized mortgage obligations, to lag.

On the positive side, the Fund’s better overall credit-quality profile relative to the benchmark helped returns. The highest-quality securities (those with “AAA” ratings) generated the best performance relative to other credit-quality segments in the benchmark. Overall, our weighting to MBS relative to the index was positive but the subset of Non-Agency MBS was an overall negative.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy. The Fund’s sector allocations were essentially unchanged. We remained overweight in MBS, slightly overweight in asset-backed securities, and underweight in agency debentures and corporate bonds. The Fund selectively added to its exposure in spread sectors (securities not issued by the Treasury) during the period, as opportunities presented themselves. In terms of maturity structure, we moved to an overweight in the 0–1 year segment and maintained an underweight in the 30-year portion of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) relative to the benchmark.

PORTFOLIO COMPOSITION****

Collateralized Mortgage Obligations	46.6%
Corporate Bonds	16.1
U.S. Treasury Obligations	14.7
Mortgage Pass-Through Securities	13.2
Commercial Mortgage-Backed Securities	1.4
Asset-Backed Securities	1.4
Others (each less than 1.0%)	1.2
Short-Term Investment	5.4

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		(1.38)%	4.92%	4.31%	5.30%
With Sales Charge*		(5.08)	1.01	3.52	4.90
CLASS B SHARES	8/26/96
Without CDSC		(1.62)	4.32	3.65	4.74
With CDSC**		(6.62)	(0.68)	3.30	4.74
CLASS C SHARES	3/22/99
Without CDSC		(1.59)	4.33	3.64	4.67
With CDSC***		(2.59)	3.33	3.64	4.67
CLASS R5 SHARES	5/15/06	(1.14)	5.22	4.55	5.56
SELECT CLASS SHARES	6/1/91	(1.21)	5.17	4.50	5.54
ULTRA SHARES	2/22/05	(1.13)	5.28	4.64	5.61

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999, includes the performance of the Pegasus Bond Fund and its predecessor. Returns shown for Class C, Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Lehman Brothers U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   3

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 5, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$949,897
Primary Benchmark	Lehman Brothers U.S. Aggregate Index*
Average Credit Quality	AA3
Duration	5.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities,** returned –1.64%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 0.18% return for the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to an overweight in the credit sector and financial industry. Spreads for these sectors generally widened more than those of other sectors in the benchmark. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The Fund’s underweight in the Treasury and agency securities also detracted from performance. Within the mortgage-backed securities (MBS) sector, the Fund’s overweight in non-agency mortgages and agency collateralized mortgage obligations hurt returns. The flight to quality in the mortgage market pushed pass-through mortgage securities higher but led to lagging performance for structured products. The Fund’s higher allocation to lower-credit-quality issuers also hindered performance, as high-yield bonds (junk bonds) generally performed poorly for the period. Furthermore, the Fund’s small allocation to emerging markets debt detracted slightly.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. The Fund considered “out of index” sectors, such as high-yield and emerging market bonds, when the risk versus reward appeared attractive. The Fund maintained an overweight in corporate bonds, MBS and asset-backed securities as well as an underweight in agency debentures. The Fund selectively added to its exposure in spread sectors during the period as opportunities arose.

PORTFOLIO COMPOSITION****

Corporate Bonds	38.5%
Collateralized Mortgage Obligations	33.5
Mortgage Pass-Through Securities	9.3
U.S. Treasury Obligations	8.1
Loan Participations & Assignments	3.8
Commercial Mortgage-Backed Securities	2.9
Asset-Backed Securities	1.8
Foreign Government Securities	1.5
Others (each less than 1.0%)	0.6

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		(1.64)%	2.86%	3.93%	4.72%
With Sales Charge*		(5.37)	(1.01)	3.13	4.31
CLASS B SHARES	5/31/95
Without CDSC		(2.02)	2.18	3.32	4.17
With CDSC**		(7.02)	(2.82)	2.96	4.17
CLASS C SHARES	5/30/00
Without CDSC		(1.99)	2.22	3.33	4.07
With CDSC***		(2.99)	1.22	3.33	4.07
SELECT CLASS SHARES	3/5/93	(1.64)	3.00	4.16	4.96
ULTRA SHARES	2/22/05	(1.52)	3.21	4.32	5.04

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

The performance data includes the performance of the Pegasus Multi-Sector Bond Fund and its predecessors for the period before its consolidation with JPMorgan Core Plus Bond Fund on March 22, 1999. Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Lehman Brothers U.S. Aggregate Index and the Lipper Intermediate Investment Grade Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays had indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   5

JPMorgan Government Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 8, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$1,004,058
Primary Benchmark	Lehman Brothers Government Bond Index*
Average Credit Quality	AAA
Duration	5.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal,** returned –0.26%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 0.18% return for the Lehman Brothers Government Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period primarily due to an overweight in mortgage securities. Spreads on mortgage securities widened considerably and the Fund’s allocation in agency collateralized mortgage obligations (CMOs) detracted from performance. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. An underweight in agency debt and security selection in the agency sector also detracted from performance. On the positive side, the Fund’s yield-curve positioning contributed to performance. In particular, an underweight on the shorter end of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time), where rates moved up significantly, was beneficial.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time was spent looking for and analyzing securities, which, if selected, were generally held over time, typically resulting in a low turnover.

We continued to hold overweights in Treasury STRIPS and mortgages, particularly well-structured collateralized mortgage obligations (CMOs), and underweights in agency debentures and Treasury notes.

PORTFOLIO COMPOSITION****

Collateralized Mortgage Obligations	51.8%
U.S. Treasury Obligations	18.1
Mortgage Pass-Through Securities	12.8
U.S. Government Agency Securities	12.6
Short-Term Investment	4.7

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		(0.41)%	6.84%	4.69%	5.18%
With Sales Charge*		(4.13)	2.86	3.89	4.78
CLASS B SHARES	1/14/94
Without CDSC		(0.77)	6.08	3.97	4.63
With CDSC**		(5.77)	1.08	3.62	4.63
CLASS C SHARES	3/22/99
Without CDSC		(0.74)	6.14	3.97	4.47
With CDSC***		(1.74)	5.14	3.97	4.47
SELECT CLASS SHARES	2/8/93	(0.26)	7.15	4.97	5.45

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Government Bond Index is an unmanaged index and is composed of the Treasury and Agency Bond Indices, the 1-3 year Government Index and the 20+ Year Treasury Index. The Lipper General U.S. Government Funds Index represents the total returns of the funds in the indicated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   7

JPMorgan High Yield Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1998
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$2,317,827
Primary Benchmark	Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index (formerly known as Lehman Brothers High Yield Index, 2% Issuer Constrained Index)*
Average Credit Quality	B2
Duration	4.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan High Yield Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated,** returned 1.25%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 0.75% return for the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index for the same period. Capital appreciation is a secondary objective.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to an underweight and security selection in the financial sector, which experienced significant negative returns. An overweight and security selection in the consumer non-cyclical sector, which includes food/beverage, healthcare, pharmaceuticals, supermarkets and tobacco industries, also aided performance. On the downside, security selection in the technology sector detracted from performance. An overweight and security selection in the transportation sector also hurt returns.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment strategy was based on a credit barbell process that was intended to take specifically targeted credit risk when our analysis indicated a favorable risk/reward opportunity, while building a core of relatively stable credits. Based on our fundamental research, we reduced exposure to underperforming issuers, especially those requiring access to the capital markets. We also took advantage of the increased volatility, which caused significant price erosion in certain sectors and securities.

PORTFOLIO COMPOSITION****

Corporate Bonds	78.4%
Loan Participations & Assignments	13.7
Others (each less than 1.0%)	1.2
Short-Term Investment	6.7

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/13/98
Without Sales Charge		1.13%	(1.38)%	6.80%	5.40%
With Sales Charge*		(2.71)	(5.10)	6.00	4.99
CLASS B SHARES	11/13/98
Without CDSC		0.80	(2.03)	6.10	4.85
With CDSC**		(4.20)	(7.03)	5.78	4.85
CLASS C SHARES	3/22/99
Without CDSC		0.80	(2.03)	6.10	4.73
With CDSC***		(0.20)	(3.03)	6.10	4.73
CLASS R5 SHARES	5/15/06	1.26	(1.22)	7.08	5.68
SELECT CLASS SHARES	11/13/98	1.25	(1.26)	7.04	5.66
ULTRA SHARES	2/22/05	1.29	(1.20)	7.10	5.69

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 13, 1998. Returns shown for Class C Shares prior to its inception are based on the performance of Class B Shares and historical performance shown for Class R5 and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Class R5, Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Bond Fund, the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Bond Funds Index from November 13, 1998 to August 31, 2008. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Current Yield Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the Since Inception average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   9

JPMorgan Intermediate Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$960,888
Primary Benchmark	Lehman Brothers Intermediate U.S. Government/Credit Index*
Average Credit Quality	AA1
Duration	4.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Bond Fund, which seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities,** returned –0.72%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the –0.65% return for the Lehman Brothers Intermediate U.S. Government/Credit Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its underweight in the Treasury and agency sectors. Spread-widening in the mortgage sector during the six-month period also detracted from performance, as the Fund held mortgage-backed securities which were not represented in the benchmark. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

On the positive side, the Fund’s better overall credit-quality profile relative to the benchmark helped returns. The highest-quality securities (those with “AAA” ratings) generated the best performance relative to other credit quality in the benchmark. The Fund’s overweight in commercial mortgage-backed securities (CMBS) also contributed to performance, as spreads on CMBS tightened from their historically wide levels.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time was spent looking for and analyzing securities, which, if selected, were generally held over time, typically resulting in a low turnover. The Fund’s duration positioning was consistent with our duration management philosophy of maintaining our duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) at ±10% of the benchmark.

PORTFOLIO COMPOSITION****

Collateralized Mortgage Obligations	43.4%
Corporate Bonds	28.3
U.S. Treasury Obligations	15.1
Mortgage Pass-Through Securities	5.3
Asset-Backed Securities	1.9
Commercial Mortgage-Backed Securities	1.6
U.S. Government Agency Securities	1.4
Others (each less than 1.0%)	0.7
Short-Term Investment	2.3

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		(0.86)%	5.07%	4.03%	5.05%
With Sales Charge*		(4.60)	1.15	3.23	4.65
CLASS B SHARES	9/23/96
Without CDSC		(1.06)	4.44	3.43	4.53
With CDSC**		(6.06)	(0.56)	3.07	4.53
CLASS C SHARES	3/22/99
Without CDSC		(1.15)	4.46	3.42	4.41
With CDSC***		(2.15)	3.46	3.42	4.41
SELECT CLASS SHARES	6/1/91	(0.72)	5.33	4.30	5.31
ULTRA SHARES	2/22/05	(0.55)	5.53	4.45	5.39

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessor. Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Bond Fund, the Lehman Brothers Intermediate U.S. Government/Credit Index and the Lipper Short-Intermediate U.S. Government Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Intermediate U.S. Government/Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index comprised of intermediate maturity U.S. Treasury and agency securities and investment grade corporate securities. The Lipper Short-Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   11

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	August 18, 2000
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$1,012,632
Primary Benchmark	Lehman Brothers U.S. MBS Index (formerly known as Lehman Brothers Mortgage-Backed Securities Index)*
Average Credit Quality	AAA
Duration	4.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mortgage-Backed Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages,** returned –1.58*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 1.18% return for the Lehman Brothers U.S. MBS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its holdings in non-agency mortgage-backed securities (MBS). Non-agency MBS performed poorly compared to the securities included in the benchmark, which is comprised of 100% U.S. agency-backed mortgage pass-through securities. In addition, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) was slightly longer than that of the benchmark, which detracted from performance because interest rates generally increased during the period. When interest rates rise, portfolios with longer durations tend to underperform those with shorter durations. The Fund’s agency collateralized mortgage obligations (CMOs) also hurt returns. The flight to quality in the mortgage market pushed pass-through mortgages higher while causing other types of mortgage securities, such as CMOs, to lag.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy. We also concentrated on bottom-up portfolio construction and identifying what we believed were undervalued securities. While the benchmark consisted entirely of mortgage pass-through securities, we emphasized CMOs versus pass-through securities, as we believed this sub-sector offered more opportunities to find undervalued securities.

PORTFOLIO COMPOSITION****

Collateralized Mortgage Obligations	73.6%
Mortgage Pass-Through Securities	22.5
Others (each less than 1.0%)	1.2
Short-Term Investment	2.7

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		(1.67)%	4.34%	4.20%	5.53%
With Sales Charge*		(5.38)	0.45	3.40	5.12
SELECT CLASS SHARES	8/18/00	(1.58)	4.58	4.44	5.79
ULTRA SHARES	2/22/05	(1.48)	4.76	4.55	5.84

*	Sales Charge for Class A Shares is 3.75%.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Returns shown for Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Lehman Brothers U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index includes fixed-rate and hybrid ARM pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   13

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 4, 1990
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$2,190,102
Primary Benchmark	Lehman Brothers 1–3 Year Government/Credit Bond Index*
Average Credit Quality	AAA
Duration	1.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities,** returned 0.05%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 0.19% return for the Lehman Brothers 1–3 Year Government/Credit Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its underweight in Treasury and agency securities. These high-quality sectors moved higher, driven by the market’s flight to quality. The Fund’s overweight in asset-backed securities, which are not represented in the benchmark, also detracted from performance. These securities declined in the flight-to-quality environment.

On the positive side, the Fund’s overall credit quality contributed to performance. The highest-quality securities (those rated AAA) generated the best performance during the six-month period relative to other segments represented in the benchmark. The Fund’s underweight in the credit sector also helped returns.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in mortgage-backed securities and asset-backed securities, and underweight in agency debentures, corporate bonds and U.S. Treasuries.

The Fund’s overall duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) (1.80 years) remained neutral to slightly long compared to the benchmark (1.76 years) for the period. In terms of maturity structure, we maintained an overweight in the 0–1 year and 3–5 year segments and an underweight in the 1–3 year portion of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time).

PORTFOLIO COMPOSITION****

U.S. Treasury Obligations	24.9%
Collateralized Mortgage Obligations	16.5
Mortgage Pass-Through Securities	16.1
Corporate Bonds	12.6
U.S. Government Agency Securities	12.5
Asset-Backed Securities	10.7
Commercial Mortgage-Backed Securities	2.1
Short-Term Investment	4.6

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2008. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(0.06)%	4.47%	3.06%	4.18%
With Sales Charge*		(2.32)	2.14	2.59	3.94
CLASS B SHARES	1/14/94
Without CDSC		(0.34)	3.95	2.55	3.88
With CDSC**		(3.34)	0.95	2.55	3.88
CLASS C SHARES	11/1/01	(0.33)	3.89	2.54	3.56
SELECT CLASS SHARES	9/4/90	0.05	4.72	3.33	4.44
ULTRA SHARES	2/22/05	0.17	4.96	3.52	4.53

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Lehman Brothers 1–3 Year Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–3 Year Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   15

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 2/29/2008 (In Thousands)	$1,033,340
Primary Benchmark	Lehman Brothers 1–5 Year Treasury Index*
Average Credit Quality	AAA
Duration	2.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Treasury & Agency Fund, which seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes,** returned 0.46%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the –0.03% return for the Lehman Brothers 1–5 Year Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to its duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates.) which was shorter than that of the benchmark. In particular, the Fund’s yield-curve positioning, which featured a heavier weighting toward the longer end of the curve, contributed to performance. Yields at the longer end of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) increased at a more subdued pace than yields at the shorter end.

On the downside, the Fund’s allocation in agency securities detracted from performance. Spreads on agency securities widened during the period, and this movement caused agencies to underperform Treasuries. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time was spent looking for and analyzing securities, which, if selected, were generally held over time, typically resulting in a low turnover.

PORTFOLIO COMPOSITION****

U.S. Treasury Obligations	61.6%
U.S. Government Agency Securities	13.9
Short-Term Investments	24.5

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of August 31, 2008. The Fund’s composition is subject to change.

16   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		0.31%	5.20%	3.27%	4.52%
With Sales Charge*		(1.94)	2.88	2.81	4.28
CLASS B SHARES	1/20/97
Without CDSC		(0.05)	4.57	2.74	4.21
With CDSC**		(3.05)	1.57	2.74	4.21
SELECT CLASS SHARES	1/20/97	0.46	5.50	3.53	4.78

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Lehman Brothers 1–5 Year Treasury Index, the Lehman Brothers 1–3 Year Treasury Index, the Lipper Short U.S. Treasury Funds Average and the Lipper Short U.S. Government Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–5 Year Treasury Index and the Lehman 1–3 Year Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Indices includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–5 Year Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Lehman Brothers 1–3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of one to three years. The Lipper Indices are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

* On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   17

JPMorgan Ultra Short Duration Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 2, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/2008 (In Thousands)	$743,849
Primary Benchmark	Lehman Brothers Short 9–12 Month U.S. Treasury Index*
Average Credit Quality	AAA
Duration	1.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ultra Short Duration Bond Fund, which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment-grade securities,** returned –4.40%*** (Select Class Shares) for the six months ended August 31, 2008, compared to the 0.81% return for the Lehman Brothers Short 9–12 Month U.S. Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation to home equity asset-backed securities (sub-prime mortgages) and non-agency mortgage-backed securities. At 1.91 years, the Fund’s duration (price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates) exceeded the benchmark’s duration of 0.88 year. Due to market conditions, the duration of the mortgage-backed securities and asset-backed securities lengthened as interest rates rose along many parts of the yield curve (a curve that shows the relationship between yields and maturity dates for a set of similar bonds, usually Treasuries, at a given point in time) and pre-payments slowed. The Fund’s longer duration detracted from performance, as rates increased across the yield curve.

Q:	HOW WAS THE FUND MANAGED?

A:	We remained overweight in mortgage-backed and asset-backed securities, and had small allocations in the commercial mortgage-backed security and credit sectors.

PORTFOLIO COMPOSITION****

Collateralized Mortgage Obligations	55.0%
Mortgage Pass-Through Securities	17.4
Asset-Backed Securities	11.7
Commercial Mortgage-Backed Securities	2.8
Corporate Bonds	0.7
Short-Term Investment	12.4

*	On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments as of August 31, 2008. The Fund’s composition is subject to change.

18   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2008

	INCEPTION DATE OF CLASS	6 MONTH	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		(4.42)%	(4.81)%	1.24%	3.00%
With Sales Charge*		(6.53)	(6.95)	0.78	2.76
CLASS B SHARES	1/14/94
Without CDSC		(4.72)	(5.34)	0.72	2.69
With CDSC**		(7.72)	(8.34)	0.72	2.69
CLASS C SHARES	11/1/01	(4.71)	(5.24)	0.72	2.39
SELECT CLASS SHARES	2/2/93	(4.40)	(4.56)	1.50	3.25
ULTRA SHARES	2/22/05	(4.29)	(4.35)	1.64	3.32

*	Sales Charge for Class A Shares is 2.25%.

**	Assumes 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/98 TO 8/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Ultra Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Ultra and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ultra Short Duration Bond Fund, the Lehman Brothers Short 9–12 Month U.S. Treasury Index and the Lipper Ultra Short Funds Index from August 31, 1998 to August 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Short 9–12 Month U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Ultra Short Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Short 9–12 Month U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities of nine months and up to, but not including, twelve months. It excludes zero coupon strips. The Lipper Ultra Short Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

*  On September 22, 2008, Barclays Capital completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses. As part of the transaction, Lehman Brothers indices have become part of Barclays Capital. Recognizing the industry significance of these indices, Barclays has indicated its commitment to maintain the family of Lehman Brothers indices and the associated index calculation, publication, and analytical infrastructure and tools.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   19

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.4%
	Asset-Backed Securities — 1.4%
1,904	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	1,912
982	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.09%, 01/25/34	933
2,147	Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 2.84%, 04/25/36 (i)	1,516
	Capital One Auto Finance Trust,
3,000	Series 2007-B, Class A3A, 5.03%, 04/15/12	2,921
1,967	Series 2007-C, Class A2B, VAR, 2.89%, 05/17/10	1,947
200	Series 2007-C, Class A3A, 5.13%, 04/16/12	188
6,355	Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4, 3.65%, 07/15/11	6,357
	Citibank Credit Card Issuance Trust,
4,892	Series 2002-C2, Class C2, 6.95%, 02/18/14	4,721
3,300	Series 2005-B1, Class B1, 4.40%, 09/15/10	3,302
950	Series 2007-A3, Class A3, 6.15%, 06/15/39	887
2,730	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 2.85%, 12/25/33	2,248
	CNH Equipment Trust,
1,875	Series 2008-B, Class A3A, 4.78%, 07/16/12	1,861
3,300	Series 2008-B, Class A4A, 5.60%, 11/17/14	3,282
	Countrywide Asset-Backed Certificates,
1,348	Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34	1,136
11	Series 2004-1, Class 3A, VAR, 2.75%, 04/25/34	9
1,290	Series 2004-1, Class M1, VAR, 2.97%, 03/25/34	980
1,060	Series 2004-1, Class M2, VAR, 3.02%, 03/25/34	898
1,297	Series 2004-6, Class M1, VAR, 3.07%, 10/25/34 (i)	1,033
1,165	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 2.78%, 11/25/35 (i)	750
2,332	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.24%, 01/25/36	2,191
2,000	Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	1,955
1,400	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF17, Class A4, VAR, 2.57%, 12/25/36	1,035
926	GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.71%, 04/25/29	603
850	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	839
1,926	Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 2.67%, 03/25/36	1,495
	Long Beach Mortgage Loan Trust,
1,500	Series 2004-3, Class M1, VAR, 3.04%, 07/25/34	1,145
1,575	Series 2006-8, Class 2A2, VAR, 2.56%, 09/25/36	1,298
3,700	Series 2006-WL2, Class 2A3, VAR, 2.67%, 01/25/36	3,009
1,230	MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A1, VAR, 2.51%, 08/25/36	1,178
	MBNA Credit Card Master Note Trust,
3,083	Series 2002-C1, Class C1, 6.80%, 07/15/14	2,972
1,288	Series 2003-C1, Class C1, VAR, 4.17%, 06/15/12	1,255
2,240	MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	2,277
4,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.50%, 11/25/33	3,264
410	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 3.31%, 02/25/33	334
	Residential Asset Securities Corp.,
117	Series 2002-KS4, Class AIIB, VAR, 2.97%, 07/25/32	102
158	Series 2003-KS5, Class AIIB, VAR, 3.05%, 07/25/33	114
174	Series 2003-KS9, Class A2B, VAR, 3.11%, 11/25/33	112
5,632	Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.08%, 11/25/32	4,701
1,500	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.50%, 07/20/12	1,495
	Wachovia Asset Securitization, Inc.,
253	Series 2002-HE2, Class A, VAR, 2.90%, 12/25/32	193
784	Series 2003-HE3, Class A, VAR, 2.72%, 11/25/33	623
	Total Asset-Backed Securities (Cost $73,483)	69,071
	Collateralized Mortgage Obligations — 46.5%
	Agency CMO — 33.1%
2,117	Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.27%, 12/28/12	2,154
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
896	Series 8, Class ZA, 7.00%, 03/25/23	948
190	Series 55, Class GL, IF, IO, 0.60%, 04/25/24	—	(h)
	Federal Home Loan Mortgage Corp. REMICS,
120	Series 11, Class D, 9.50%, 07/15/19	127
42	Series 22, Class C, 9.50%, 04/15/20	45

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
62		Series 23, Class F, 9.60%, 04/15/20	66
1		Series 41, Class I, HB, 84.00%, 05/15/20	3
7		Series 47, Class F, 10.00%, 06/15/20	7
24		Series 99, Class Z, 9.50%, 01/15/21	26
1		Series 204, Class E, HB, IF, 1,391.28%, 05/15/23	17
—	(h)	Series 1045, Class G, HB, 1,067.64%, 02/15/21	1
25		Series 1065, Class J, 9.00%, 04/15/21	26
8		Series 1079, Class S, HB, IF, 25.50%, 05/15/21	11
34		Series 1084, Class F, VAR, 3.45%, 05/15/21	34
24		Series 1084, Class S, HB, IF, 33.98%, 05/15/21	24
43		Series 1116, Class I, 5.50%, 08/15/21	43
42		Series 1144, Class KB, 8.50%, 09/15/21	42
—	(h)	Series 1172, Class L, HB, VAR, 1,182.96%, 11/15/21	4
1		Series 1196, Class B, HB, IF, 889.08%, 01/15/22	21
285		Series 1212, Class IZ, 8.00%, 02/15/22	291
71		Series 1250, Class J, 7.00%, 05/15/22	74
92		Series 1343, Class LA, 8.00%, 08/15/22	100
117		Series 1343, Class LB, 7.50%, 08/15/22	116
199		Series 1370, Class JA, VAR, 3.65%, 09/15/22	199
201		Series 1455, Class WB, IF, 3.43%, 12/15/22	183
921		Series 1466, Class PZ, 7.50%, 02/15/23	989
16		Series 1470, Class F, VAR, 3.83%, 02/15/23	16
1,142		Series 1498, Class I, VAR, 3.65%, 04/15/23	1,141
1,407		Series 1502, Class PX, 7.00%, 04/15/23	1,466
188		Series 1505, Class Q, 7.00%, 05/15/23	196
463		Series 1518, Class G, IF, 7.16%, 05/15/23	451
160		Series 1541, Class M, IF, 16.37%, 07/15/23	188
435		Series 1541, Class O, VAR, 3.34%, 07/15/23	417
265		Series 1558, Class D, 6.50%, 07/15/23	270
40		Series 1570, Class F, VAR, 4.33%, 08/15/23	39
1,488		Series 1573, Class PZ, 7.00%, 09/15/23	1,576
879		Series 1591, Class PV, 6.25%, 10/15/23	910
104		Series 1595, Class D, 7.00%, 10/15/13	108
326		Series 1596, Class D, 6.50%, 10/15/13	334
39		Series 1602, Class SA, IF, 14.63%, 10/15/23	46
10		Series 1604, Class SA, IF, 10.57%, 11/15/08	10
17		Series 1606, Class SC, IF, 14.70%, 11/15/08	17
62		Series 1607, Class SA, IF, 14.67%, 10/15/13	68
4,132		Series 1608, Class L, 6.50%, 09/15/23	4,323
1,417		Series 1609, Class LG, IF, 11.92%, 11/15/23	1,454
317		Series 1611, Class JA, VAR, 3.37%, 08/15/23	316
302		Series 1611, Class JB, IF, 14.49%, 08/15/23	311
28		Series 1612, Class SD, IF, 10.81%, 11/15/08	28
22		Series 1625, Class SD, IF, 8.50%, 12/15/08	22
1,782		Series 1642, Class PJ, 6.00%, 11/15/23	1,827
748		Series 1658, Class GZ, 7.00%, 01/15/24	786
6		Series 1659, Class SB, IF, 8.50%, 01/15/09	6
21		Series 1671, Class QC, IF, 10.00%, 02/15/24	23
82		Series 1685, Class Z, 6.00%, 11/15/23	82
24		Series 1686, Class SH, IF, 13.61%, 02/15/24	24
560		Series 1695, Class EB, 7.00%, 03/15/24	595
59		Series 1698, Class SC, IF, 10.73%, 03/15/09	60
119		Series 1699, Class FC, VAR, 3.10%, 03/15/24	118
500		Series 1700, Class GA, PO, 02/15/24	406
1,401		Series 1706, Class K, 7.00%, 03/15/24	1,479
55		Series 1709, Class FA, VAR, 3.13%, 03/15/24	53
116		Series 1745, Class D, 7.50%, 08/15/24	125
1,453		Series 1798, Class F, 5.00%, 05/15/23	1,439
14		Series 1807, Class A, 6.00%, 11/15/08	14
22		Series 1807, Class G, 9.00%, 10/15/20	23
415		Series 1829, Class ZB, 6.50%, 03/15/26	434
64		Series 1844, Class E, 6.50%, 10/15/13	65
2,714		Series 1863, Class Z, 6.50%, 07/15/26	2,829
58		Series 1865, Class D, PO, 02/15/24	33
249		Series 1890, Class H, 7.50%, 09/15/26	266
631		Series 1899, Class ZE, 8.00%, 09/15/26	689
41		Series 1935, Class FL, VAR, 3.20%, 02/15/27	40
563		Series 1963, Class Z, 7.50%, 01/15/27	581
8		Series 1967, Class PC, PO, 10/15/08	8
86		Series 1970, Class PG, 7.25%, 07/15/27	91
785		Series 1981, Class Z, 6.00%, 05/15/27	804
811		Series 1983, Class Z, 6.50%, 12/15/23	858
368		Series 1987, Class PE, 7.50%, 09/15/27	371
4		Series 2017, Class SE, IF, 13.92%, 12/15/08	4
825		Series 2019, Class Z, 6.50%, 12/15/27	859
429		Series 2025, Class PE, 6.30%, 01/15/13	438
3,456		Series 2033, Class J, 5.60%, 06/15/23	3,507
301		Series 2033, Class SN, IF, IO, 18.73%, 03/15/24	151
797		Series 2038, Class PN, IO, 7.00%, 03/15/28	184
1,461		Series 2040, Class PE, 7.50%, 03/15/28	1,509
1,086		Series 2054, Class PV, 7.50%, 05/15/28	1,156
621		Series 2055, Class OE, 6.50%, 05/15/13	642
2,619		Series 2075, Class PH, 6.50%, 08/15/28	2,730
2,660		Series 2075, Class PM, 6.25%, 08/15/28	2,743
1,518		Series 2086, Class GB, 6.00%, 09/15/28	1,546
948		Series 2089, Class PJ, IO, 7.00%, 10/15/28	217

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
4,692	Series 2095, Class PE, 6.00%, 11/15/28	4,792
1,581	Series 2102, Class TC, 6.00%, 12/15/13	1,632
978	Series 2102, Class TU, 6.00%, 12/15/13	1,010
12,493	Series 2110, Class PG, 6.00%, 01/15/29	12,724
3,952	Series 2115, Class PE, 6.00%, 01/15/14	4,078
1,530	Series 2125, Class JZ, 6.00%, 02/15/29	1,557
2,710	Series 2126, Class CB, 6.25%, 02/15/29	2,877
276	Series 2132, Class SB, IF, 19.88%, 03/15/29	320
212	Series 2134, Class PI, IO, 6.50%, 03/15/19	35
106	Series 2135, Class UK, IO, 6.50%, 03/15/14	12
136	Series 2141, Class IO, IO, 7.00%, 04/15/29	36
30	Series 2143, Class CD, 6.00%, 02/15/28	30
287	Series 2163, Class PC, IO, 7.50%, 06/15/29	61
2,240	Series 2169, Class TB, 7.00%, 06/15/29	2,377
1,400	Series 2172, Class QC, 7.00%, 07/15/29	1,492
1,753	Series 2176, Class OJ, 7.00%, 08/15/29	1,833
198	Series 2189, Class SA, IF, 13.07%, 02/15/28	205
804	Series 2201, Class C, 8.00%, 11/15/29	850
646	Series 2209, Class TC, 8.00%, 01/15/30	679
963	Series 2210, Class Z, 8.00%, 01/15/30	1,015
210	Series 2224, Class CB, 8.00%, 03/15/30	218
739	Series 2230, Class Z, 8.00%, 04/15/30	807
604	Series 2234, Class PZ, 7.50%, 05/15/30	649
455	Series 2247, Class Z, 7.50%, 08/15/30	487
651	Series 2256, Class MC, 7.25%, 09/15/30	688
1,440	Series 2259, Class ZM, 7.00%, 10/15/30	1,504
47	Series 2261, Class ZY, 7.50%, 10/15/30	48
173	Series 2262, Class Z, 7.50%, 10/15/30	178
1,415	Series 2271, Class PC, 7.25%, 12/15/30	1,446
2,184	Series 2283, Class K, 6.50%, 12/15/23	2,304
884	Series 2296, Class PD, 7.00%, 03/15/31	933
263	Series 2306, Class K, PO, 05/15/24	214
622	Series 2306, Class SE, IF, IO, 6.62%, 05/15/24	98
922	Series 2313, Class LA, 6.50%, 05/15/31	962
325	Series 2323, Class VO, 6.00%, 10/15/22	328
1,758	Series 2325, Class PM, 7.00%, 06/15/31	1,887
4,536	Series 2344, Class QG, 6.00%, 08/15/16	4,705
10,436	Series 2344, Class ZD, 6.50%, 08/15/31	10,898
906	Series 2344, Class ZJ, 6.50%, 08/15/31	944
933	Series 2345, Class NE, 6.50%, 08/15/31	971
1,380	Series 2345, Class PQ, 6.50%, 08/15/16	1,447
1,234	Series 2351, Class PZ, 6.50%, 08/15/31	1,305
1,563	Series 2353, Class TD, 6.00%, 09/15/16	1,628
1,360	Series 2355, Class BP, 6.00%, 09/15/16	1,411
614	Series 2359, Class PM, 6.00%, 09/15/16	636
2,104	Series 2359, Class ZB, 8.50%, 06/15/31	2,321
2,602	Series 2360, Class PG, 6.00%, 09/15/16	2,697
278	Series 2362, Class PD, 6.50%, 06/15/20	279
624	Series 2363, Class PF, 6.00%, 09/15/16	647
1,144	Series 2366, Class MD, 6.00%, 10/15/16	1,159
1,732	Series 2367, Class ME, 6.50%, 10/15/31	1,794
4,466	Series 2391, Class QR, 5.50%, 12/15/16	4,565
839	Series 2391, Class VQ, 6.00%, 10/15/12	862
1,012	Series 2392, Class PV, 6.00%, 12/15/20	1,022
1,440	Series 2394, Class MC, 6.00%, 12/15/16	1,494
2,222	Series 2399, Class OH, 6.50%, 01/15/32	2,314
3,429	Series 2399, Class TH, 6.50%, 01/15/32	3,569
3,175	Series 2410, Class NG, 6.50%, 02/15/32	3,303
892	Series 2410, Class OE, 6.38%, 02/15/32	923
2,457	Series 2410, Class QS, IF, 13.09%, 02/15/32	2,528
759	Series 2410, Class QX, IF, IO, 6.18%, 02/15/32	85
297	Series 2412, Class SE, IF, 11.29%, 02/15/09	301
2,030	Series 2412, Class SP, IF, 11.17%, 02/15/32	2,010
4,387	Series 2420, Class XK, 6.50%, 02/15/32	4,567
1,743	Series 2423, Class MC, 7.00%, 03/15/32	1,828
1,862	Series 2423, Class MT, 7.00%, 03/15/32	1,953
1,814	Series 2423, Class TB, 6.50%, 03/15/32	1,890
1,368	Series 2425, Class OB, 6.00%, 03/15/17	1,421
3,360	Series 2430, Class WF, 6.50%, 03/15/32	3,496
2,654	Series 2434, Class TC, 7.00%, 04/15/32	2,782
840	Series 2435, Class CJ, 6.50%, 04/15/32	868
2,800	Series 2435, Class VH, 6.00%, 07/15/19	2,860
2,264	Series 2436, Class MC, 7.00%, 04/15/32	2,382
1,626	Series 2444, Class ES, IF, IO, 5.48%, 03/15/32	172
1,012	Series 2450, Class GZ, 7.00%, 05/15/32	1,052
1,301	Series 2450, Class SW, IF, IO, 5.53%, 03/15/32	137
3,636	Series 2455, Class GK, 6.50%, 05/15/32	3,787
1,143	Series 2458, Class QE, 5.50%, 06/15/17	1,168
4,050	Series 2460, Class VZ, 6.00%, 11/15/29	4,154
4,798	Series 2463, Class CE, 6.00%, 06/15/17	4,978
2,856	Series 2466, Class PG, 6.50%, 04/15/32	2,978
1,400	Series 2466, Class PH, 6.50%, 06/15/32	1,445
2,678	Series 2474, Class NR, 6.50%, 07/15/32	2,787
643	Series 2480, Class PV, 6.00%, 07/15/11	657
2,991	Series 2484, Class LZ, 6.50%, 07/15/32	3,123
801	Series 2488, Class WS, IF, 11.29%, 08/15/17	806
855	Series 2498, Class UD, 5.50%, 06/15/16	863
3,360	Series 2500, Class MC, 6.00%, 09/15/32	3,326
1,680	Series 2512, Class PG, 5.50%, 10/15/22	1,651
2,235	Series 2513, Class YO, PO, 02/15/32	1,934

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
4,992	Series 2515, Class DE, 4.00%, 03/15/32	4,700
1,808	Series 2518, Class PX, 5.50%, 09/15/13	1,852
498	Series 2519, Class BT, 8.50%, 09/15/31	539
449	Series 2521, Class PU, 5.50%, 05/15/10	454
2,449	Series 2527, Class VU, 5.50%, 10/15/13	2,503
2,520	Series 2535, Class BK, 5.50%, 12/15/22	2,550
3,360	Series 2537, Class TE, 5.50%, 12/15/17	3,403
1,090	Series 2541, Class GX, 5.50%, 02/15/17	1,106
2,000	Series 2543, Class LX, 5.00%, 12/15/17	1,989
2,800	Series 2543, Class YX, 6.00%, 12/15/32	2,756
3,640	Series 2544, Class HC, 6.00%, 12/15/32	3,614
3,763	Series 2552, Class ME, 6.00%, 01/15/33	3,739
1,895	Series 2565, Class MB, 6.00%, 05/15/30	1,948
1,904	Series 2567, Class QD, 6.00%, 02/15/33	1,862
614	Series 2571, Class SK, IF, 23.86%, 09/15/23	771
2,580	Series 2574, Class HP, 5.00%, 02/15/18	2,556
5,601	Series 2575, Class ME, 6.00%, 02/15/33	5,512
1,416	Series 2586, Class HD, 5.50%, 03/15/23	1,349
2,388	Series 2586, Class WI, IO, 6.50%, 03/15/33	615
1,976	Series 2594, Class VA, 6.00%, 03/15/14	2,020
3,937	Series 2594, Class VP, 6.00%, 02/15/14	4,005
5,265	Series 2594, Class VQ, 6.00%, 08/15/20	5,377
1,420	Series 2595, Class HC, 5.50%, 04/15/23	1,357
2,051	Series 2596, Class QG, 6.00%, 03/15/33	2,049
6,770	Series 2597, Class DS, IF, IO, 5.08%, 02/15/33	668
8,773	Series 2599, Class DS, IF, IO, 4.53%, 02/15/33	759
11,238	Series 2610, Class DS, IF, IO, 4.63%, 03/15/33	1,060
11,141	Series 2611, Class SH, IF, IO, 5.18%, 10/15/21	981
1,680	Series 2611, Class UH, 4.50%, 05/15/18	1,608
2,240	Series 2617, Class GR, 4.50%, 05/15/18	2,149
422	Series 2619, Class HR, 3.50%, 11/15/31	396
1,702	Series 2619, Class IM, IO, 5.00%, 10/15/21	229
795	Series 2624, Class IU, IO, 5.00%, 06/15/33	276
11,256	Series 2626, Class NS, IF, IO, 4.08%, 06/15/23	1,180
4,322	Series 2629, Class BY, IO, 4.50%, 03/15/18	576
336	Series 2630, Class KN, 2.50%, 04/15/13	336
6,360	Series 2631, Class LC, 4.50%, 06/15/18	6,118
20,896	Series 2636, Class Z, 4.50%, 06/15/18	20,064
3,124	Series 2637, Class SA, IF, IO, 3.63%, 06/15/18	234
920	Series 2638, Class DS, IF, 6.13%, 07/15/23	774
3,738	Series 2638, Class SA, IF, IO, 4.63%, 11/15/16	254
1,232	Series 2640, Class UG, IO, 5.00%, 01/15/32	342
979	Series 2640, Class UR, IO, 4.50%, 08/15/17	77
1,915	Series 2642, Class SL, IF, 5.56%, 07/15/33	1,579
791	Series 2643, Class HI, IO, 4.50%, 12/15/16	61
3,933	Series 2649, Class QE, 4.50%, 08/15/17	3,921
1,591	Series 2650, Class PO, PO, 12/15/32	1,295
7,240	Series 2650, Class SO, PO, 12/15/32	5,899
19,224	Series 2651, Class VZ, 4.50%, 07/15/18	18,429
2,213	Series 2656, Class SH, IF, 14.20%, 02/15/25	2,251
4,000	Series 2658, Class PE, 4.50%, 11/15/16	3,991
844	Series 2663, Class EO, PO, 08/15/33	465
2,586	Series 2667, Class SW, IF, 4.55%, 01/15/18	2,156
4,942	Series 2668, Class S, IF, 7.07%, 09/15/33	3,525
3,911	Series 2668, Class SB, IF, 5.01%, 10/15/15	3,720
2,800	Series 2672, Class ME, 5.00%, 11/15/22	2,771
917	Series 2672, Class SJ, IF, 4.96%, 09/15/16	850
9,351	Series 2675, Class CK, 4.00%, 09/15/18	8,769
1,795	Series 2676, Class TS, IF, 10.85%, 01/15/32	1,935
3,592	Series 2682, Class YS, IF, 5.30%, 10/15/33	2,420
358	Series 2683, Class VA, 5.50%, 02/15/21	364
16,000	Series 2684, Class PO, PO, 01/15/33	10,990
4,480	Series 2684, Class TO, PO, 10/15/33	2,242
1,717	Series 2686, Class GB, 5.00%, 05/15/20	1,735
4,355	Series 2686, Class NS, IF, IO, 5.13%, 10/15/21	450
2,082	Series 2686, Class SO, IF, 9.27%, 07/15/26	2,112
2,685	Series 2691, Class WS, IF, 5.30%, 10/15/33	1,777
1,000	Series 2695, Class DE, 4.00%, 01/15/17	984
904	Series 2696, Class CO, PO, 10/15/18	626
1,244	Series 2696, Class SM, IF, 9.27%, 12/15/26	1,259
1,788	Series 2697, Class LE, 4.50%, 11/15/20	1,781
1,791	Series 2702, Class PC, 5.00%, 01/15/23	1,771
1,809	Series 2705, Class SC, IF, 5.30%, 11/15/33	1,204
3,418	Series 2705, Class SD, IF, 5.83%, 11/15/33	2,442
6,900	Series 2707, Class QE, 4.50%, 11/15/18	6,611
2,240	Series 2715, Class OG, 5.00%, 01/15/23	2,187
4,480	Series 2716, Class UN, 4.50%, 12/15/23	4,150
2,240	Series 2720, Class PC, 5.00%, 12/15/23	2,214
1,059	Series 2721, Class PI, IO, 5.00%, 05/15/16	11
11,481	Series 2727, Class BS, IF, 5.38%, 01/15/34	7,123
400	Series 2727, Class PO, PO, 01/15/34	202
76	Series 2733, Class GF, VAR, 0.00%, 09/15/33	61
1,254	Series 2739, Class S, IF, 7.07%, 01/15/34	841
2,000	Series 2743, Class HC, 4.50%, 12/15/15	2,009
2,150	Series 2743, Class HD, 4.50%, 08/15/17	2,127
5,000	Series 2743, Class HE, 4.50%, 02/15/19	4,784
2,008	Series 2744, Class FE, VAR, 0.00%, 02/15/34	1,404
196	Series 2744, Class PC, 5.50%, 01/15/31	196
2,535	Series 2744, Class PE, 5.50%, 02/15/34	2,580
4,827	Series 2744, Class TU, 5.50%, 05/15/32	4,891

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
66	Series 2749, Class PK, IO, 5.00%, 09/15/22	—	(h)
3,400	Series 2752, Class PD, 5.00%, 03/15/26	3,442
1,173	Series 2753, Class S, IF, 7.07%, 02/15/34	788
3,833	Series 2755, Class PA, PO, 02/15/29	3,366
3,532	Series 2755, Class SA, IF, 9.27%, 05/15/30	3,460
3,857	Series 2758, Class AO, PO, 03/15/19	2,593
2,001	Series 2762, Class LO, PO, 03/15/34	1,080
2,000	Series 2764, Class UC, 5.00%, 05/15/27	2,025
1,675	Series 2766, Class SX, IF, 9.11%, 03/15/34	1,185
1,048	Series 2769, Class PO, PO, 03/15/34	529
675	Series 2771, Class FG, VAR, 0.00%, 03/15/34	462
5,422	Series 2776, Class SK, IF, 5.38%, 04/15/34	3,619
1,051	Series 2778, Class BS, IF, 9.58%, 04/15/34	879
9,451	Series 2778, Class US, IF, IO, 4.73%, 06/15/33	785
1,201	Series 2780, Class JG, 4.50%, 04/15/19	1,143
2,000	Series 2809, Class UB, 4.00%, 09/15/17	1,961
2,000	Series 2809, Class UC, 4.00%, 06/15/19	1,856
1,339	Series 2812, Class AB, 4.50%, 10/15/18	1,331
2,152	Series 2812, Class EL, 7.50%, 02/15/27	2,259
379	Series 2827, Class SQ, IF, 7.50%, 01/15/19	395
1,087	Series 2835, Class QO, PO, 12/15/32	876
379	Series 2836, Class SG, IF, 8.14%, 05/15/34	309
1,102	Series 2838, Class FQ, VAR, 2.92%, 08/15/34	1,064
1,217	Series 2840, Class JO, PO, 06/15/23	895
81	Series 2841, Class GO, PO, 08/15/34	43
2,459	Series 2841, Class YA, 5.50%, 07/15/27	2,498
1,379	Series 2846, Class PO, PO, 08/15/34	672
899	Series 2849, Class PO, PO, 08/15/34	574
1,623	Series 2863, Class JA, 4.50%, 09/15/19	1,554
2,000	Series 2864, Class GB, 4.00%, 09/15/19	1,872
6,500	Series 2872, Class JD, 4.50%, 01/15/16	6,529
152	Series 2888, Class SL, IF, 7.47%, 11/15/34	125
1,622	Series 2890, Class DO, PO, 11/15/34	877
25,145	Series 2934, Class EC, PO, 02/15/20	20,559
2,563	Series 2934, Class EN, PO, 02/15/18	2,113
3,589	Series 2945, Class SA, IF, 7.85%, 03/15/20	3,500
2,319	Series 2965, Class GD, 4.50%, 04/15/20	2,219
1,000	Series 2975, Class KO, PO, 05/15/35	507
3,590	Series 2988, Class GS, IF, 10.46%, 06/15/35	3,335
1,673	Series 2989, Class PO, PO, 06/15/23	1,230
4,000	Series 2992, Class LB, 5.00%, 06/15/20	3,874
2,956	Series 2996, Class SL, IF, 9.98%, 06/15/35	2,847
4,000	Series 2999, Class NC, 4.50%, 12/15/18	3,877
3,500	Series 2999, Class ND, 4.50%, 07/15/20	3,294
1,296	Series 3007, Class AI, IO, 5.50%, 07/15/24	232
667	Series 3014, Class OD, PO, 08/15/35	420
766	Series 3044, Class VO, PO, 10/15/35	417
4,000	Series 3047, Class OB, 5.50%, 12/15/33	4,090
2,500	Series 3064, Class OB, 5.50%, 07/15/29	2,549
1,216	Series 3068, Class AO, PO, 01/15/35	1,002
3,593	Series 3081, Class CT, 5.50%, 04/15/24	3,629
5,128	Series 3100, Class MA, VAR, 7.49%, 12/15/35 (i)	4,659
876	Series 3101, Class EA, 6.00%, 06/15/20	892
2,323	Series 3117, Class EO, PO, 02/15/36	1,792
3,073	Series 3117, Class OK, PO, 02/15/36	2,208
106	Series 3122, Class ZB, 6.00%, 03/15/36	103
4,658	Series 3134, Class PO, PO, 03/15/36	3,407
5,574	Series 3138, Class PO, PO, 04/15/36	4,086
2,985	Series 3150, Class PO, PO, 05/15/36	2,285
1,198	Series 3158, Class LX, VAR, 0.00%, 05/15/36	842
2,000	Series 3162, Class OB, 6.00%, 11/15/30	2,058
491	Series 3164, Class CF, VAR, 0.00%, 04/15/33	340
2,514	Series 3174, Class CA, 5.50%, 02/15/26	2,550
1,687	Series 3174, Class PX, 5.00%, 06/15/17	1,678
5,086	Series 3179, Class OA, PO, 07/15/36	4,080
1,148	Series 3189, Class SN, IF, 10.57%, 11/15/35	1,227
3,229	Series 3193, Class FD, VAR, 3.32%, 07/15/36	3,119
2,030	Series 3195, Class PD, 6.50%, 07/15/36	2,133
2,407	Series 3218, Class AO, PO, 09/15/36	1,734
2,097	Series 3233, Class OP, PO, 05/15/36	1,648
1,619	Series 3253, Class A, 5.00%, 08/15/20	1,634
2,317	Series 3256, Class PO, PO, 12/15/36	1,689
6,465	Series 3260, Class CS, IF, IO, 3.67%, 01/15/37	459
2,115	Series 3261, Class OA, PO, 01/15/37	1,555
3,031	Series 3274, Class JO, PO, 02/15/37	2,145
5,000	Series 3299, Class KB, 5.00%, 08/15/29	4,955
829	Series 3318, Class AO, PO, 05/15/37	560
12,688	Series 3318, Class EO, PO, 05/15/37	9,109
865	Series 3325, Class OB, PO, 06/15/37	651
3,768	Series 3331, Class PO, PO, 06/15/37	2,814
4,000	Series 3334, Class MC, 5.00%, 04/15/33	3,879
8,504	Series 3344, Class SL, VAR, IO, 4.13%, 07/15/37	571
4,477	Series 3356, Class PA, 6.00%, 11/15/26	4,589
2,000	Series 3361, Class EF, VAR, 3.07%, 08/15/35	1,835
47,139	Series 3430, Class AI, IO, 1.42%, 09/15/12	1,439
1,254	Federal Home Loan Mortgage Corp. REMICS, Series 2750, Class PO, PO, 06/15/30	882

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
		Federal Home Loan Mortgage Corp. STRIPS,
11		Series 134, Class B, IO, 9.00%, 04/01/22	3
11,664		Series 243, Class 16, IO, 4.50%, 11/15/20	1,868
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,388		Series T-41, Class 3A, VAR, 7.50%, 07/25/32	1,414
875		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	925
4,327		Series T-54, Class 2A, 6.50%, 02/25/43	4,436
1,502		Series T-54, Class 3A, 7.00%, 02/25/43	1,598
654		Series T-58, Class APO, PO, 09/25/43	540
		Federal National Mortgage Association REMICS,
15		Series 1988-7, Class Z, 9.25%, 04/25/18	16
63		Series 1989-70, Class G, 8.00%, 10/25/19	68
23		Series 1989-78, Class H, 9.40%, 11/25/19	26
46		Series 1989-83, Class H, 8.50%, 11/25/19	50
45		Series 1989-89, Class H, 9.00%, 11/25/19	49
30		Series 1990-1, Class D, 8.80%, 01/25/20	33
7		Series 1990-60, Class K, 5.50%, 06/25/20	7
13		Series 1990-63, Class H, 9.50%, 06/25/20	14
14		Series 1990-93, Class G, 5.50%, 08/25/20	14
—	(h)	Series 1990-94, Class H, HB, 505.00%, 08/25/20	3
—	(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	6
52		Series 1990-102, Class J, 6.50%, 08/25/20	54
97		Series 1990-120, Class H, 9.00%, 10/25/20	107
8		Series 1990-134, Class SC, IF, 17.85%, 11/25/20	9
—	(h)	Series 1990-140, Class K, HB, IO, 652.15%, 12/25/20	7
—	(h)	Series 1991-7, Class K, HB, 907.68%, 02/25/21	2
41		Series 1991-24, Class Z, 5.00%, 03/25/21	40
30		Series 1992-38, Class Z, 7.50%, 02/25/22	30
7		Series 1992-101, Class J, 7.50%, 06/25/22	8
236		Series 1992-136, Class PK, 6.00%, 08/25/22	242
157		Series 1992-143, Class MA, 5.50%, 09/25/22	159
419		Series 1992-163, Class M, 7.75%, 09/25/22	449
675		Series 1992-188, Class PZ, 7.50%, 10/25/22	728
317		Series 1993-21, Class KA, 7.70%, 03/25/23	341
460		Series 1993-25, Class J, 7.50%, 03/25/23	493
122		Series 1993-27, Class SA, IF, 15.50%, 02/25/23	137
188		Series 1993-62, Class SA, IF, 13.93%, 04/25/23	214
2		Series 1993-164, Class SC, IF, 12.40%, 09/25/08	2
99		Series 1993-165, Class SD, IF, 8.85%, 09/25/23	106
214		Series 1993-165, Class SK, IF, 12.50%, 09/25/23	223
400		Series 1993-167, Class GA, 7.00%, 09/25/23	413
1		Series 1993-175, Class SA, IF, 13.19%, 09/25/08	1
146		Series 1993-179, Class SB, IF, 17.37%, 10/25/23	170
97		Series 1993-179, Class SC, IF, 10.50%, 10/25/23	98
—	(h)	Series 1993-186, Class SA, IF, 9.25%, 09/25/08	—	(h)
5		Series 1993-190, Class S, IF, 10.57%, 10/25/08	5
2		Series 1993-196, Class FA, VAR, 3.73%, 10/25/08	2
1		Series 1993-196, Class SB, IF, 9.25%, 10/25/08	1
5		Series 1993-197, Class SB, IF, 10.39%, 10/25/08	5
559		Series 1993-199, Class FA, VAR, 3.05%, 10/25/23	556
273		Series 1993-205, Class H, PO, 09/25/23	206
508		Series 1993-220, Class SG, IF, 11.00%, 11/25/13	542
23		Series 1993-221, Class FH, VAR, 3.60%, 12/25/08	23
11		Series 1993-221, Class SE, IF, 9.50%, 12/25/08	11
362		Series 1993-225, Class UB, 6.50%, 12/25/23	378
93		Series 1993-230, Class FA, VAR, 3.10%, 12/25/23	93
421		Series 1993-247, Class FE, VAR, 3.50%, 12/25/23	420
195		Series 1993-247, Class SU, IF, 10.12%, 12/25/23	224
768		Series 1993-250, Class Z, 7.00%, 12/25/23	806
2,546		Series 1993-257, Class C, PO, 06/25/23	2,204
8		Series 1994-12, Class FC, VAR, 3.88%, 01/25/09	8
1		Series 1994-33, Class F, VAR, 2.90%, 03/25/09	1
18		Series 1994-33, Class FA, VAR, 3.83%, 03/25/09	18
97		Series 1994-34, Class DZ, 6.00%, 03/25/09	97
1,702		Series 1994-37, Class L, 6.50%, 03/25/24	1,797
8,110		Series 1994-40, Class Z, 6.50%, 03/25/24	8,467
57		Series 1994-55, Class G, 6.75%, 12/25/23	57
5,000		Series 1994-63, Class PK, 7.00%, 04/25/24	5,275
213		Series 1995-2, Class Z, 8.50%, 01/25/25	227
373		Series 1995-19, Class Z, 6.50%, 11/25/23	394
1,734		Series 1996-14, Class SE, IF, IO, 6.64%, 08/25/23	268

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
—	(h)	Series 1996-20, Class L, PO, 09/25/08	—	(h)
21		Series 1996-24, Class E, PO, 03/25/09	20
59		Series 1996-27, Class FC, VAR, 3.00%, 03/25/17	59
3		Series 1996-39, Class J, PO, 09/25/08	3
146		Series 1996-59, Class J, 6.50%, 08/25/22	153
1,543		Series 1997-20, Class IO, IO, VAR, 1.84%, 03/25/27	54
101		Series 1997-27, Class J, 7.50%, 04/18/27	105
169		Series 1997-29, Class J, 7.50%, 04/20/27	179
1,689		Series 1997-32, Class PG, 6.50%, 04/25/27	1,771
1,113		Series 1997-39, Class PD, 7.50%, 05/20/27	1,171
642		Series 1997-42, Class EN, 7.25%, 07/18/27	667
177		Series 1997-42, Class ZC, 6.50%, 07/18/27	185
16		Series 1997-51, Class PM, IO, 7.00%, 05/18/12	—	(h)
2,489		Series 1997-61, Class ZC, 7.00%, 02/25/23	2,625
467		Series 1997-81, Class PI, IO, 7.00%, 12/18/27	113
87		Series 1998-4, Class C, PO, 04/25/23	70
15		Series 1998-27, Class B, PO, 12/25/08	15
1,958		Series 1998-36, Class ZB, 6.00%, 07/18/28	2,000
585		Series 1998-43, Class SA, IF, IO, 13.62%, 04/25/23	168
965		Series 1998-66, Class SB, IF, IO, 5.68%, 12/25/28	102
479		Series 1999-17, Class C, 6.35%, 04/25/29	496
2,084		Series 1999-18, Class Z, 5.50%, 04/18/29	2,022
1,105		Series 1999-38, Class SK, IF, IO, 5.58%, 08/25/23	104
271		Series 1999-52, Class NS, IF, 16.46%, 10/25/23	304
664		Series 1999-62, Class PB, 7.50%, 12/18/29	708
2,082		Series 2000-2, Class ZE, 7.50%, 02/25/30	2,236
889		Series 2000-20, Class SA, IF, IO, 6.63%, 07/25/30	87
157		Series 2000-52, Class IO, IO, 8.50%, 01/25/31	43
957		Series 2001-4, Class PC, 7.00%, 03/25/21	1,017
793		Series 2001-5, Class OW, 6.00%, 03/25/16	816
681		Series 2001-7, Class PF, 7.00%, 03/25/31	713
2,816		Series 2001-7, Class PR, 6.00%, 03/25/16	2,934
3,303		Series 2001-10, Class PR, 6.00%, 04/25/16	3,431
1,659		Series 2001-30, Class PM, 7.00%, 07/25/31	1,746
1,196		Series 2001-31, Class VD, 6.00%, 05/25/31	1,229
3,085		Series 2001-33, Class ID, IO, 6.00%, 07/25/31	696
1,668		Series 2001-36, Class DE, 7.00%, 08/25/31	1,758
3,587		Series 2001-44, Class MY, 7.00%, 09/25/31	3,759
646		Series 2001-44, Class PD, 7.00%, 09/25/31	676
763		Series 2001-44, Class PU, 7.00%, 09/25/31	799
5,334		Series 2001-48, Class Z, 6.50%, 09/25/21	5,578
238		Series 2001-49, Class DQ, 6.00%, 11/25/15	239
687		Series 2001-49, Class Z, 6.50%, 09/25/31	715
531		Series 2001-52, Class KB, 6.50%, 10/25/31	552
280		Series 2001-52, Class XM, 6.50%, 11/25/10	286
1,914		Series 2001-52, Class XN, 6.50%, 11/25/15	2,003
551		Series 2001-61, Class VB, 7.00%, 12/25/16	552
5,053		Series 2001-61, Class Z, 7.00%, 11/25/31	5,264
953		Series 2001-71, Class MB, 6.00%, 12/25/16	988
2,133		Series 2001-71, Class QE, 6.00%, 12/25/16	2,210
507		Series 2001-72, Class SX, IF, 11.71%, 12/25/31	509
2,844		Series 2001-74, Class MB, 6.00%, 12/25/16	2,962
2,167		Series 2001-80, Class PE, 6.00%, 07/25/29	2,223
627		Series 2002-1, Class HC, 6.50%, 02/25/22	655
627		Series 2002-1, Class SA, IF, 17.15%, 02/25/32	714
421		Series 2002-1, Class UD, IF, 15.75%, 12/25/23	459
2,477		Series 2002-2, Class UC, 6.00%, 02/25/17	2,549
7,285		Series 2002-3, Class OG, 6.00%, 02/25/17	7,546
1,561		Series 2002-7, Class OG, 6.00%, 03/25/17	1,617
5,107		Series 2002-7, Class TG, 6.00%, 03/25/17	5,290
467		Series 2002-8, Class SR, IF, 11.28%, 03/25/09	474
1,288		Series 2002-11, Class QG, 5.50%, 03/25/17	1,311
5,187		Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	314
94		Series 2002-13, Class ST, IF, 10.00%, 03/25/32	100
8,150		Series 2002-16, Class PG, 6.00%, 04/25/17	8,445
9,941		Series 2002-18, Class PC, 5.50%, 04/25/17	10,163
1,579		Series 2002-19, Class PE, 6.00%, 04/25/17	1,635
285		Series 2002-21, Class LO, PO, 04/25/32	207
2,301		Series 2002-21, Class PE, 6.50%, 04/25/32	2,392
1,680		Series 2002-24, Class AJ, 6.00%, 04/25/17	1,738
5,405		Series 2002-28, Class PK, 6.50%, 05/25/32	5,619
2,994		Series 2002-31, Class S, IF, 13.39%, 05/25/17	3,170
1,601		Series 2002-37, Class Z, 6.50%, 06/25/32	1,672
17,787		Series 2002-38, Class QE, 6.00%, 06/25/17	18,424
1,120		Series 2002-42, Class C, 6.00%, 07/25/17	1,162
5,601		Series 2002-48, Class GH, 6.50%, 11/25/32	5,942
1,008		Series 2002-55, Class QE, 5.50%, 09/25/17	1,023
14,267		Series 2002-56, Class UC, 5.50%, 09/25/17	14,550
6,340		Series 2002-57, Class AE, 5.50%, 09/25/17	6,469
707		Series 2002-61, Class PE, 5.50%, 05/25/16	711
1,629		Series 2002-63, Class KC, 5.00%, 10/25/17	1,639
8,500		Series 2002-71, Class KM, 5.00%, 11/25/17	8,457
454		Series 2002-73, Class S, IF, 10.07%, 11/25/09	461
3,783		Series 2002-73, Class TE, 5.50%, 03/25/29	3,811

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
4,480	Series 2002-74, Class LD, 5.00%, 01/25/16	4,520
6,161	Series 2002-74, Class PD, 5.00%, 11/25/15	6,207
4,162	Series 2002-74, Class VB, 6.00%, 11/25/31	4,216
2,247	Series 2002-77, Class S, IF, 9.95%, 12/25/32	2,159
3,396	Series 2002-83, Class CS, 6.88%, 08/25/23	3,573
513	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	72
529	Series 2002-93, Class PD, 3.50%, 02/25/29	524
4,621	Series 2002-94, Class BK, 5.50%, 01/25/18	4,676
1,053	Series 2003-8, Class SB, IF, IO, 5.18%, 03/25/16	42
2,556	Series 2003-9, Class NZ, 6.50%, 02/25/33	2,654
3,752	Series 2003-22, Class UD, 4.00%, 04/25/33	2,970
952	Series 2003-27, Class DW, 4.50%, 04/25/17	937
1,400	Series 2003-32, Class KC, 5.00%, 05/25/18	1,380
2,614	Series 2003-34, Class AX, 6.00%, 05/25/33	2,629
2,256	Series 2003-34, Class ED, 6.00%, 05/25/33	2,186
1,053	Series 2003-39, Class IO, IO, VAR, 6.00%, 05/25/33	282
1,960	Series 2003-39, Class LW, 5.50%, 05/25/23	1,873
2,800	Series 2003-41, Class PE, 5.50%, 05/25/23	2,830
1,092	Series 2003-42, Class GB, 4.00%, 05/25/33	976
1,120	Series 2003-47, Class PE, 5.75%, 06/25/33	1,072
1,610	Series 2003-52, Class SX, IF, 15.53%, 10/25/31	1,761
1,057	Series 2003-60, Class NJ, 5.00%, 07/25/21	1,054
1,165	Series 2003-64, Class SX, IF, 7.59%, 07/25/33	902
1,568	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	67
640	Series 2003-67, Class VQ, 7.00%, 01/25/19	691
549	Series 2003-68, Class QP, 3.00%, 07/25/22	518
2,594	Series 2003-71, Class DS, IF, 4.18%, 08/25/33	1,539
697	Series 2003-74, Class SH, IF, 5.72%, 08/25/33	482
13,800	Series 2003-80, Class SY, IF, IO, 5.18%, 06/25/23	1,672
1,580	Series 2003-81, Class LC, 4.50%, 09/25/18	1,520
2,000	Series 2003-82, Class VB, 5.50%, 08/25/33	1,986
7,281	Series 2003-83, Class PG, 5.00%, 06/25/23	7,194
1,788	Series 2003-91, Class SD, IF, 8.38%, 09/25/33	1,681
1,323	Series 2003-92, Class GA, 4.50%, 09/25/18	1,259
499	Series 2003-92, Class SH, IF, 6.34%, 09/25/18	427
3,360	Series 2003-106, Class US, IF, 5.37%, 11/25/23	2,404
449	Series 2003-106, Class WS, IF, 6.40%, 02/25/23	376
1,000	Series 2003-113, Class PC, 4.00%, 03/25/15	1,000
8,395	Series 2003-116, Class SB, IF, IO, 5.13%, 11/25/33	840
6,000	Series 2003-117, Class JB, 3.50%, 06/25/33	5,469
2,240	Series 2003-122, Class TE, 5.00%, 12/25/22	2,206
1,966	Series 2003-124, Class SV, IF, 8.04%, 03/25/31	1,914
1,680	Series 2003-128, Class KE, 4.50%, 01/25/14	1,682
3,300	Series 2003-128, Class NG, 4.00%, 01/25/19	3,085
1,525	Series 2003-130, Class SX, IF, 7.81%, 01/25/34	1,493
1,400	Series 2003-132, Class OA, PO, 08/25/33	1,014
2,634	Series 2004-1, Class DL, 4.50%, 02/25/18	2,641
6,617	Series 2004-4, Class QI, IF, IO, 4.63%, 06/25/33	732
4,922	Series 2004-4, Class QM, IF, 9.26%, 06/25/33	4,724
3,508	Series 2004-10, Class SC, IF, 18.71%, 02/25/34	3,974
2,955	Series 2004-14, Class SD, IF, 5.37%, 03/25/34	1,923
2,460	Series 2004-21, Class CO, PO, 04/25/34	1,226
1,001	Series 2004-22, Class A, 4.00%, 04/25/19	932
1,680	Series 2004-25, Class PC, 5.50%, 01/25/34	1,694
6,976	Series 2004-25, Class SA, IF, 12.73%, 04/25/34	7,245
8,100	Series 2004-27, Class HB, 4.00%, 05/25/19	7,386
1,120	Series 2004-36, Class PC, 5.50%, 02/25/34	1,122
5,547	Series 2004-36, Class SA, IF, 12.73%, 05/25/34	5,719
2,471	Series 2004-36, Class SN, IF, 9.26%, 07/25/33	2,362
11,580	Series 2004-46, Class HS, IF, IO, 3.53%, 05/25/30	656
1,849	Series 2004-46, Class QB, IF, 14.11%, 05/25/34	1,896
2,375	Series 2004-51, Class SY, IF, 9.30%, 07/25/34	2,249
1,400	Series 2004-53, Class NC, 5.50%, 07/25/24	1,408
2,487	Series 2004-59, Class BG, PO, 12/25/32	1,888
903	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	850
1,120	Series 2004-76, Class CL, 4.00%, 10/25/19	1,050
2,087	Series 2004-79, Class SP, IF, 13.00%, 11/25/34	2,165
2,000	Series 2004-81, Class AC, 4.00%, 11/25/19	1,867
2,608	Series 2004-89, Class EA, IF, 8.65%, 01/25/34	2,614
3,010	Series 2004-92, Class BX, 5.50%, 09/25/34	3,066
1,960	Series 2004-92, Class JO, PO, 12/25/34	1,855
1,376	Series 2005-27, Class TH, 5.50%, 07/25/31	1,399
755	Series 2005-47, Class AN, 5.00%, 12/25/16	762
755	Series 2005-52, Class PA, 6.50%, 06/25/35	785
8,064	Series 2005-56, Class S, IF, IO, 4.24%, 07/25/35	661
1,984	Series 2005-66, Class SG, IF, 11.20%, 07/25/35	1,903
1,500	Series 2005-68, Class BC, 5.25%, 06/25/35	1,437
7,940	Series 2005-68, Class PG, 5.50%, 08/25/35	8,013
2,500	Series 2005-68, Class UC, 5.00%, 06/25/35	2,411
11,547	Series 2005-84, Class XM, 5.75%, 10/25/35	11,781
831	Series 2005-86, Class GB, 5.00%, 10/25/35	774
1,169	Series 2005-98, Class GO, PO, 11/25/35	609
10,000	Series 2005-109, Class PB, 6.00%, 01/25/34	10,300

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
1,000		Series 2005-109, Class PC, 6.00%, 12/25/35	1,018
26,000		Series 2005-110, Class GJ, 5.50%, 11/25/30	26,479
17,500		Series 2005-110, Class GK, 5.50%, 08/25/34	17,290
5,659		Series 2005-110, Class GL, 5.50%, 12/25/35	5,398
2,840		Series 2005-110, Class MN, 5.50%, 06/25/35	2,847
2,500		Series 2005-116, Class PB, 6.00%, 04/25/34	2,572
30,000		Series 2005-118, Class ME, 6.00%, 01/25/32	30,900
15,000		Series 2005-118, Class PN, 6.00%, 01/25/32	15,335
840		Series 2005-123, Class LO, PO, 01/25/36	517
4,965		Series 2006-15, Class OT, PO, 01/25/36	4,083
1,900		Series 2006-16, Class OA, PO, 03/25/36	1,456
2,761		Series 2006-22, Class AO, PO, 04/25/36	2,093
3,229		Series 2006-23, Class KO, PO, 04/25/36	2,486
2,000		Series 2006-39, Class WC, 5.50%, 01/25/36	1,980
2,141		Series 2006-43, Class PO, PO, 06/25/36	1,614
3,782		Series 2006-44, Class GO, PO, 06/25/36	2,910
11,605		Series 2006-44, Class P, PO, 12/25/33	8,826
2,000		Series 2006-46, Class UC, 5.50%, 12/25/35	1,974
13,522		Series 2006-50, Class JO, PO, 06/25/36	10,263
19,351		Series 2006-50, Class PS, PO, 06/25/36	14,703
1,555		Series 2006-58, Class AP, PO, 07/25/36	1,200
2,338		Series 2006-58, Class PO, PO, 07/25/36	1,794
6,522		Series 2006-59, Class QO, PO, 01/25/33	5,096
3,670		Series 2006-65, Class QO, PO, 07/25/36	2,811
7,688		Series 2006-72, Class GO, PO, 08/25/36	5,916
2,146		Series 2006-72, Class TO, PO, 08/25/36	1,675
9,000		Series 2006-77, Class PC, 6.50%, 08/25/36	9,473
3,118		Series 2006-90, Class AO, PO, 09/25/36	2,422
1,034		Series 2006-102, Class PA, 5.00%, 08/25/26	1,045
1,019		Series 2006-109, Class PO, PO, 11/25/36	772
8,468		Series 2006-110, Class PO, PO, 11/25/36	6,202
3,964		Series 2006-111, Class EO, PO, 11/25/36	2,923
2,545		Series 2006-115, Class OK, PO, 12/25/36	1,887
4,209		Series 2006-119, Class PO, PO, 12/25/36	3,227
1,300		Series 2006-128, Class BP, 5.50%, 01/25/37	1,280
2,009		Series 2006-128, Class PO, PO, 01/25/37	1,515
3,309		Series 2007-2, Class FA, VAR, 2.67%, 02/25/37	3,201
21,577		Series 2007-7, Class SG, IF, IO, 4.03%, 08/25/36	1,691
3,669		Series 2007-14, Class OP, PO, 03/25/37	2,776
3,815		Series 2007-15, Class NO, PO, 03/25/22	3,113
41,067		Series 2007-16, Class FC, VAR, 3.22%, 03/25/37	39,676
7,481		Series 2007-22, Class SC, IF, IO, 3.61%, 03/25/37	480
34,604		Series 2007-35, Class SI, VAR, IO, 3.63%, 04/25/37	2,192
1,500		Series 2007-47, Class PC, 5.00%, 07/25/33	1,456
8,771		Series 2007-54, Class WI, IF, IO, 3.63%, 06/25/37	592
2,000		Series 2007-79, Class PC, 5.00%, 01/25/32	1,941
4,464		Series 2007-84, Class PG, 6.00%, 12/25/36	4,447
16,442		Series 2007-106, Class A7, VAR, 6.24%, 10/25/37	16,169
1,885		Series 2007-118, Class IO, IO, 6.00%, 06/25/36	399
37,588		Series 2008-16, Class IS, IF, IO, 3.73%, 03/25/38	2,710
17,401		Series 2008-27, Class SN, IF, IO, 4.43%, 04/25/38	1,548
971		Series 2008-44, Class PO, PO, 05/25/38	626
2,008		Series 2008-59, Class IG, IO, 5.50%, 11/25/34	389
2		Series G-17, Class S, HB, VAR, 825.84%, 06/25/21	32
134		Series G-28, Class S, IF, 12.60%, 09/25/21	144
103		Series G-35, Class M, 8.75%, 10/25/21	112
42		Series G-51, Class SA, IF, 19.53%, 12/25/21	52
148		Series G92-15, Class Z, 7.00%, 01/25/22	151
—	(h)	Series G92-27, Class SQ, HB, IF, 8,883.36%, 05/25/22	50
533		Series G92-35, Class E, 7.50%, 07/25/22	567
—	(h)	Series G92-35, Class G, HB, IO, 1,184.78%, 07/25/22	13
60		Series G92-42, Class Z, 7.00%, 07/25/22	63
2,816		Series G92-44, Class ZQ, 8.00%, 07/25/22	3,018
1,614		Series G92-45, Class Z, 6.00%, 08/25/22	1,662
82		Series G92-52, Class FD, VAR, 2.52%, 09/25/22	80
740		Series G92-54, Class ZQ, 7.50%, 09/25/22	789
90		Series G92-59, Class F, VAR, 3.53%, 10/25/22	86
169		Series G92-61, Class Z, 7.00%, 10/25/22	177
133		Series G92-62, Class B, PO, 10/25/22	113
594		Series G93-1, Class KA, 7.90%, 01/25/23	640
128		Series G93-5, Class Z, 6.50%, 02/25/23	133
171		Series G93-14, Class J, 6.50%, 03/25/23	177
414		Series G93-17, Class SI, IF, 6.00%, 04/25/23	386
395		Series G93-27, Class FD, VAR, 3.38%, 08/25/23	384
95		Series G93-37, Class H, PO, 09/25/23	79
127		Series G95-1, Class C, 8.80%, 01/25/25	139
		Federal National Mortgage Association STRIPS,
15		Series 23, Class 2, IO, 10.00%, 09/01/17	3
2		Series 50, Class 2, IO, 10.50%, 03/01/19	1
65		Series 218, Class 2, IO, 7.50%, 04/01/23	17

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
54		Series 265, Class 2, 9.00%, 03/01/24	58
1,677		Series 329, Class 1, PO, 01/01/33	1,218
2,013		Series 340, Class 1, PO, 09/01/33	1,414
1,313		Series 368, Class 3, IO, 4.50%, 11/01/20	201
—	(h)	Series K, Class 2, HB, 256.00%, 11/01/08	—	(h)
		Federal National Mortgage Association Whole Loan,
422		Series 2002-W5, Class A10, IF, IO, 5.63%, 11/25/30	18
2,569		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	2,644
859		Series 2003-W1, Class 2A, 7.50%, 12/25/42	894
450		Series 2003-W4, Class 2A, 6.50%, 10/25/42	474
3,055		Series 2004-W2, Class 2A2, 7.00%, 02/25/44	3,274
6,848		Federal National Mortgage Corp. REMICS, Series 3286, Class PO, PO, 03/15/37	4,303
		Government National Mortgage Association,
2,018		Series 1994-3, Class PQ, 7.49%, 07/16/24	2,135
1,185		Series 1994-4, Class KQ, 7.99%, 07/16/24	1,247
6,721		Series 1994-7, Class PQ, 6.50%, 10/16/24	7,042
957		Series 1996-16, Class E, 7.50%, 08/16/26	1,001
1,460		Series 1997-8, Class PN, 7.50%, 05/16/27	1,536
331		Series 1997-11, Class D, 7.50%, 07/20/27	343
776		Series 1998-26, Class K, 7.50%, 09/17/25	823
4,538		Series 1999-4, Class ZB, 6.00%, 02/20/29	4,596
3,918		Series 1999-10, Class ZC, 6.50%, 04/20/29	4,103
417		Series 1999-15, Class E, 6.50%, 01/16/29	425
690		Series 1999-30, Class S, IF, IO, 6.13%, 08/16/29	69
43		Series 1999-33, Class SM, IF, 9.20%, 09/16/29	44
818		Series 1999-40, Class ZW, 7.50%, 11/20/29	875
1,310		Series 1999-41, Class Z, 8.00%, 11/16/29	1,388
358		Series 1999-44, Class PC, 7.50%, 12/20/29	385
6,301		Series 1999-44, Class ZC, 8.50%, 12/16/29	6,949
1,168		Series 1999-44, Class ZG, 8.00%, 12/20/29	1,238
928		Series 2000-6, Class Z, 7.50%, 02/20/30	995
450		Series 2000-9, Class Z, 8.00%, 06/20/30	487
4,845		Series 2000-9, Class ZJ, 8.50%, 02/16/30	5,254
857		Series 2000-12, Class ST, HB, IF, 27.18%, 02/16/30	1,107
1,055		Series 2000-14, Class PD, 7.00%, 02/16/30	1,110
308		Series 2000-16, Class ZN, 7.50%, 02/16/30	330
6,372		Series 2000-21, Class Z, 9.00%, 03/16/30	7,008
1,028		Series 2000-26, Class TZ, 8.50%, 09/20/30	1,139
322		Series 2000-26, Class Z, 7.75%, 09/20/30	321
63		Series 2000-30, Class ST, IF, 11.05%, 12/16/22	67
950		Series 2000-31, Class Z, 9.00%, 10/20/30	1,065
278		Series 2000-34, Class SG, IF, IO, 6.06%, 10/20/30	28
544		Series 2000-35, Class ZA, 9.00%, 11/20/30	592
79		Series 2000-36, Class IK, IO, 9.00%, 11/16/30	18
397		Series 2000-37, Class B, 8.00%, 12/20/30	408
219		Series 2000-38, Class AH, 7.15%, 12/20/30	225
437		Series 2001-4, Class SJ, IF, IO, 5.68%, 01/19/30	44
698		Series 2001-6, Class SD, IF, IO, 6.08%, 03/16/31	73
1,059		Series 2001-7, Class PK, 6.50%, 03/20/31	1,102
2,919		Series 2001-8, Class Z, 6.50%, 03/20/31	3,021
48		Series 2001-32, Class WA, IF, 13.95%, 07/20/31	50
712		Series 2001-35, Class SA, IF, IO, 5.78%, 08/16/31	72
555		Series 2001-36, Class S, IF, IO, 5.58%, 08/16/31	49
2,800		Series 2001-64, Class MQ, 6.50%, 12/20/31	2,907
673		Series 2002-3, Class SP, IF, IO, 4.92%, 01/16/32	58
1,233		Series 2002-7, Class PG, 6.50%, 01/20/32	1,291
3,071		Series 2002-24, Class AG, IF, IO, 5.48%, 04/16/32	326
290		Series 2002-24, Class SB, IF, 8.23%, 04/16/32	275
7,514		Series 2002-31, Class SE, IF, IO, 5.03%, 04/16/30	857
2,451		Series 2002-40, Class UK, 6.50%, 06/20/32	2,550
121		Series 2002-41, Class SV, IF, 9.00%, 06/16/32	120
9,339		Series 2002-45, Class QE, 6.50%, 06/20/32	9,709
3,612		Series 2002-47, Class PG, 6.50%, 07/16/32	3,761
6,003		Series 2002-47, Class ZA, 6.50%, 07/20/32	6,171
169		Series 2002-51, Class SG, IF, 21.79%, 04/20/31	201
4,629		Series 2002-52, Class GH, 6.50%, 07/20/32	4,823
1,483		Series 2002-54, Class GB, 6.50%, 08/20/32	1,541
1,989		Series 2002-70, Class AV, 6.00%, 03/20/12	2,038
5,080		Series 2002-70, Class PS, IF, IO, 5.23%, 08/20/32	500
1,411		Series 2002-75, Class PB, 6.00%, 11/20/32	1,382
1,088		Series 2002-79, Class KV, 6.00%, 11/20/13	1,112
658		Series 2002-80, Class EB, 7.00%, 01/20/32	665
2,421		Series 2002-88, Class VA, 6.00%, 12/20/17	2,480
2,130		Series 2003-4, Class NI, IO, 5.50%, 01/20/32	279
1,255		Series 2003-4, Class NY, 5.50%, 12/20/13	1,284
2,169		Series 2003-8, Class PO, PO, 01/16/32	1,814

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
3,650	Series 2003-11, Class SK, IF, IO, 5.23%, 02/16/33	362
1,693	Series 2003-12, Class SP, IF, IO, 5.23%, 02/20/33	193
395	Series 2003-24, Class PO, PO, 03/16/33	314
2,000	Series 2003-34, Class TO, PO, 02/16/32	1,658
1,960	Series 2003-40, Class TC, 7.50%, 03/20/33	2,113
1,960	Series 2003-40, Class TJ, 6.50%, 03/20/33	2,008
1,120	Series 2003-46, Class MG, 6.50%, 05/20/33	1,146
2,072	Series 2003-46, Class TC, 6.50%, 03/20/33	2,147
1,319	Series 2003-52, Class AP, PO, 06/16/33	996
3,196	Series 2003-58, Class BE, 6.50%, 01/20/33	3,354
4,114	Series 2003-76, Class LS, IF, IO, 4.73%, 09/20/31	341
467	Series 2003-90, Class PO, PO, 10/20/33	379
566	Series 2003-95, Class SC, IF, IO, 4.53%, 09/17/31	8
1,805	Series 2003-98, Class PC, 5.00%, 02/20/29	1,826
5,677	Series 2003-112, Class SA, IF, IO, 4.08%, 12/16/33	553
13,434	Series 2004-11, Class SW, IF, IO, 3.03%, 02/20/34	965
1,213	Series 2004-27, Class VJ, 6.00%, 02/20/15	1,248
1,539	Series 2004-28, Class S, IF, 12.88%, 04/16/34	1,507
6,607	Series 2004-46, Class PO, PO, 06/20/34	5,206
21,769	Series 2004-68, Class SA, IF, IO, 4.33%, 05/20/31	1,806
2,277	Series 2004-73, Class AE, IF, 9.77%, 08/17/34	2,239
15,643	Series 2004-73, Class JL, IF, IO, 4.08%, 09/16/34	1,650
3,105	Series 2004-83, Class AP, IF, 8.93%, 10/16/34	3,084
28,459	Series 2005-3, Class SK, IF, IO, 4.28%, 01/20/35	3,013
29,283	Series 2005-17, Class SL, IF, IO, 4.23%, 07/20/34	3,487
4,203	Series 2005-44, Class SP, IF, 7.26%, 10/20/34	4,071
3,507	Series 2005-56, Class IC, IO, 5.50%, 07/20/35	932
6,798	Series 2005-69, Class SY, IF, IO, 4.28%, 11/20/33	732
3,303	Series 2005-82, Class PO, PO, 10/20/35	2,560
7,167	Series 2006-16, Class OP, PO, 03/20/36	5,422
1,661	Series 2006-57, Class PZ, 5.57%, 10/20/36	1,616
10,160	Series 2007-17, Class JO, PO, 04/16/37	7,485
3,204	Series 2007-28, Class BO, PO, 05/20/37	2,407
5,959	Series 2007-36, Class HO, PO, 06/16/37	4,398
7,522	Series 2007-49, Class NO, PO, 12/20/35	6,212
16,354	Series 2007-57, Class PO, PO, 03/20/37	12,161
13,985	Series 2007-74, Class SL, IF, IO, 4.07%, 11/16/37	1,134
6,060	Series 2008-20, Class PO, PO, 09/20/37	4,494
27,320	Series 2008-25, Class SB, IF, IO, 4.43%, 03/20/38	2,591
16,324	Series 2008-32, Class PI, IO, 5.50%, 10/16/37	3,518
5,000	Series 2008-36, Class AY, 5.00%, 04/16/23	4,802
3,564	Series 2008-43, Class NA, 5.50%, 11/20/37	3,599
6,979	Series 2008-60, Class PO, PO, 01/20/38	5,295
	Vendee Mortgage Trust,
1,335	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	1,345
12,121	Series 1994-1, Class 12ZB, 6.50%, 02/15/24	12,871
1,966	Series 1996-1, Class 1Z, 6.75%, 02/15/26	2,052
1,271	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,346
2,907	Series 1997-1, Class 2Z, 7.50%, 02/15/27	3,172
3,586	Series 1998-1, Class 2E, 7.00%, 03/15/28	3,779
		1,601,115
	Non-Agency CMO — 13.4%
1,774	ABN Amro Mortgage Corp., Series 2003-9, Class A2, 4.50%, 08/25/18	1,722
18,000	American General Mortgage Loan Trust, Series 2006-1, Class A2, VAR, 5.75%, 12/25/35 (e)	17,439
7,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.85%, 09/25/35	5,279
	AmeriCredit Automobile Receivables Trust,
1,400	Series 2006-BG, Class A4, 5.21%, 09/06/13	1,233
1,200	Series 2008-AF, Class A3, 5.68%, 12/12/12	1,167
2,270	Series 2008-AF, Class A4, 6.96%, 10/14/14	2,168
	Banc of America Alternative Loan Trust,
575	Series 2003-1, Class A, PO, 02/25/33	350
996	Series 2003-11, Class PO, PO, 01/25/34	599
789	Series 2004-6, Class 15PO, PO, 07/25/19	528
1,433	Series 2005-5, Class 1CB1, 5.50%, 06/25/35	1,119
	Banc of America Funding Corp.,
2,912	Series 2003-3, Class 1A33, 5.50%, 10/25/33	2,746
1,625	Series 2004-1, Class PO, PO, 03/25/34	975
3,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	2,825
3,103	Series 2005-7, Class 30PO, PO, 11/25/35	1,614
1,400	Series 2005-8, Class 30PO, PO, 01/25/36	725
5,538	Series 2005-E, Class 4A1, VAR, 4.14%, 03/20/35	5,142
3,553	Series 2006-1, Class X, PO, 01/25/36	1,808

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Banc of America Mortgage Securities, Inc.,
1,957	Series 2003-5, Class 3A1, 7.50%, 02/25/31	1,934
622	Series 2003-7, Class A2, 4.75%, 09/25/18	586
11,733	Series 2003-8, Class 3A3, 5.50%, 11/25/33	11,503
1,096	Series 2003-8, Class APO, PO, 11/25/33	600
1,257	Series 2004-8, Class XPO, PO, 10/25/34	696
13,933	Series 2004-3, Class 15IO, IO, VAR, 0.21%, 04/25/19	87
611	Series 2004-4, Class APO, PO, 05/25/34	346
3,283	Series 2004-5, Class 2A2, 5.50%, 06/25/34	2,517
1,979	Series 2004-6, Class 2A7, 5.50%, 07/25/34	1,756
2,498	Series 2004-6, Class APO, PO, 07/25/34	1,349
449	Series 2004-8, Class 5PO, PO, 05/25/32	290
716	Series 2004-9, Class 3, PO, 09/25/32	419
8,581	Series 2004-E, Class 2A5, VAR, 4.11%, 06/25/34	7,982
5,376	Series 2004-J, Class 3A1, VAR, 5.07%, 11/25/34	4,985
	Bear Stearns Adjustable Rate Mortgage Trust,
1,272	Series 2003-7, Class 3A, VAR, 4.96%, 10/25/33 (i)	1,243
17,497	Series 2006-1, Class A1, VAR, 4.63%, 02/25/36	15,430
2,548	Cendant Mortgage Corp., Series 2003-8, Class 1P, PO, 10/25/33	1,320
2,136	Chase Mortgage Finance Corp., Series 2003-S06, Class A1, 5.00%, 06/25/18	2,011
	Citicorp Mortgage Securities, Inc.,
529	Series 1993-14, Class A3, VAR, 3.67%, 11/25/23	509
6,958	Series 2004-1, Class 3A1, 4.75%, 01/25/34	6,764
7,067	Series 2004-2, Class A1, 5.00%, 03/25/34	6,842
1,506	Series 2004-5, Class 2A5, PO, 4.50%, 08/25/34	1,428
6,985	Series 2004-8, Class 1A1, 5.50%, 10/25/34	6,699
5,000	Series 2006-4, Class 1A2, 6.00%, 08/25/36	4,301
	Citigroup Mortgage Loan Trust, Inc.,
608	Series 2003-1, Class 2A6, PO, 10/25/33	179
1,167	Series 2003-1, Class PO2, PO, 10/25/33	603
988	Series 2003-1, Class PO3, PO, 09/25/33	509
218	Series 2003-1, Class WPO1, PO, 06/25/16	182
1,022	Series 2003-UP3, Class A3, 7.00%, 09/25/33	972
4,293	Series 2003-UST1, Class A1, 5.50%, 12/25/18	3,985
1,346	Series 2003-UST1, Class PO1, PO, 12/25/18	893
656	Series 2003-UST1, Class PO3, PO, 12/25/18	458
741	Series 2005-1, Class 2A1A, VAR, 6.25%, 04/25/35	679
2,740	Series 2005-5, Class 1A2, VAR, 5.44%, 08/25/35	2,190
	Countrywide Alternative Loan Trust,
1,940	Series 2002-8, Class A4, 6.50%, 07/25/32	1,899
560	Series 2002-17, Class A7, 2.50%, 01/25/33	501
992	Series 2003-6T2, Class A6, 5.50%, 06/25/33	771
6,504	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	4,169
2,630	Series 2004-14T2, Class A5, 5.50%, 08/25/34	1,842
9,000	Series 2004-18CB, Class 2A4, 5.70%, 09/25/34	7,941
2,603	Series 2005-5R, Class A1, 5.25%, 12/25/18	2,518
35,418	Series 2005-22T1, Class A2, IF, IO, 2.60%, 06/25/35	1,638
1,542	Series 2005-26CB, Class A10, IF, 8.57%, 07/25/35	1,505
8,000	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	5,616
546	Series 2005-28CB, Class 1A5, 5.50%, 08/25/35	502
561	Series 2005-28CB, Class 3A5, 6.00%, 08/25/35	534
8,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	6,164
1,182	Series 2005-54CB, Class 1A7, 5.50%, 11/25/35	1,154
2,979	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	2,038
24,838	Series 2005-J1, Class 1A4, IF, IO, 2.63%, 02/25/35	1,063
7,000	Series 2007-21CB, Class 1A5, 6.00%, 09/25/37	4,459
1,500	Series 2007-21CB, Class 2A6, 6.00%, 09/25/37	920
	Countrywide Home Loan Mortgage Pass-Through Trust,
6,795	Series 2002-22, Class A20, 6.25%, 10/25/32	6,390
6,779	Series 2003-26, Class 1A6, 3.50%, 08/25/33	5,734
3,561	Series 2003-29, Class A1, 5.50%, 08/25/33	3,237
873	Series 2003-34, Class A11, 5.25%, 09/25/33	696
1,120	Series 2003-44, Class A9, PO, 10/25/33	470
865	Series 2003-J2, Class A17, IF, IO, 4.93%, 04/25/33	66
4,760	Series 2003-J7, Class 4A3, IF, 6.59%, 08/25/18	4,267
650	Series 2004-7, Class 2A1, VAR, 4.03%, 06/25/34	626
1,136	Series 2004-HYB1, Class 2A, VAR, 4.22%, 05/20/34	1,043
4,391	Series 2004-HYB3, Class 2A, VAR, 4.12%, 06/20/34	4,326
2,800	Series 2004-HYB6, Class A3, VAR, 5.08%, 11/20/34	2,276
4,365	Series 2004-J6, Class 2A1, 4.75%, 07/25/14	4,307
1,988	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	1,900
1,545	Series 2005-14, Class A2, 5.50%, 07/25/35	1,371

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,750	Series 2005-16, Class A21, 5.50%, 09/25/35	1,752
1,000	Series 2005-16, Class A23, 5.50%, 09/25/35	932
7,411	Series 2005-22, Class 2A1, VAR, 5.26%, 11/25/35	5,580
	CS First Boston Mortgage Securities Corp.,
2,828	Series 2003-1, Class DB1, 6.56%, 02/25/33	2,503
7,066	Series 2003-23, Class 1P, PO, 10/25/33	3,948
4,401	Series 2003-23, Class 2A5, 5.00%, 10/25/18	4,083
11,949	Series 2003-23, Class 3A10, 5.75%, 09/25/33	11,787
1,785	Series 2003-25, Class 2A1, 4.50%, 10/25/18	1,668
6,000	Series 2004-4, Class 3A5, 5.50%, 08/25/34	5,815
604	Series 2004-5, Class 5P, PO, 08/25/19	408
1,555	Series 2005-9, Class AP, PO, 10/25/35	826
845	Series 2005-10, Class AP, PO, 11/25/35	451
5,609	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 1A1, VAR, 5.31%, 06/25/20	5,160
	First Boston Mortgage Securities Corp. 1987 STRIPS,
122	Series C, Class IO, IO, 10.97%, 04/25/17	30
68	Series C, Class PO, PO, 04/25/17	59
2,934	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	2,302
	First Horizon Asset Securities, Inc.,
830	Series 2003-7, Class 2A1, 4.50%, 09/25/18	794
2,750	Series 2003-9, Class 1A6, 5.50%, 11/25/33	2,038
4,398	Series 2004-AR2, Class 2A1, VAR, 4.57%, 05/25/34	3,803
6,393	Series 2004-AR7, Class 2A1, VAR, 4.91%, 02/25/35	6,061
8,906	Series 2005-AR1, Class 2A2, VAR, 5.00%, 04/25/35	8,097
	GMAC Mortgage Corp. Loan Trust,
2,960	Series 2003-J7, Class A10, 5.50%, 11/25/33	2,686
3,837	Series 2003-J7, Class A2, 4.50%, 11/25/33	3,721
1,824	Series 2003-J8, Class A, 5.25%, 12/25/33	1,644
2,044	Series 2004-J1, Class A15, 5.25%, 04/25/34	2,031
4,815	Series 2005-AR3, Class 3A3, VAR, 4.86%, 06/19/35	4,582
5,000	Series 2005-AR3, Class 3A4, VAR, 4.86%, 06/19/35	4,646
	GSR Mortgage Loan Trust,
1,382	Series 2003-3F, Class 4A3, 5.75%, 04/25/33	1,180
2,994	Series 2003-6F, Class A2, VAR, 2.87%, 09/25/32	2,767
6,619	Series 2004-9, Class 5A5, VAR, 3.90%, 08/25/34	6,012
4,300	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	3,866
3,208	Series 2004-10F, Class 1A1, 4.50%, 08/25/19	3,171
1,712	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	1,672
839	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	649
380	Series 2004-15F, Class AP, PO, 12/25/34	260
7,905	Series 2005-7F, Class 3A9, 6.00%, 09/25/35	5,601
894	Series 2005-AR6, Class 3A1, VAR, 4.56%, 09/25/35	810
3,000	Series 2006-1F, Class 1A3, 5.50%, 02/25/36	2,608
9,759	Series 2006-1F, Class 2A4, 6.00%, 02/25/36	6,984
3,397	Series 2006-2F, Class 2A15, 5.75%, 02/25/36	3,356
13,000	Series 2007-1F, Class 2A4, 5.50%, 01/25/37	9,203
218	Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, VAR, 2.87%, 11/25/34	180
42,035	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.71%, 08/25/35	495
	Lehman Mortgage Trust,
5,201	Series 2006-2, Class 1A1, VAR, 6.48%, 04/25/36	4,309
2,500	Series 2007-6, Class 1A8, 6.00%, 07/25/37	1,846
10,000	Series 2008-2, Class 1A6, 6.00%, 03/25/38	8,073
	MASTR Adjustable Rate Mortgages Trust,
6,165	Series 2004-13, Class 2A1, VAR, 3.89%, 04/21/34	5,725
12,000	Series 2004-13, Class 3A6, VAR, 3.79%, 11/21/34	11,195
1,605	Series 2004-15, Class 3A1, VAR, 6.72%, 12/25/34	1,474
	MASTR Alternative Loans Trust,
1,143	Series 2003-9, Class 8A1, 6.00%, 01/25/34	982
2,996	Series 2004-3, Class 2A1, 6.25%, 04/25/34	2,704
1,585	Series 2004-6, Class 30PO, PO, 07/25/34	1,142
912	Series 2004-6, Class 7A1, 6.00%, 07/25/34	693
1,239	Series 2004-7, Class 30PO, PO, 08/25/34	717
5,097	Series 2004-8, Class 6A1, 5.50%, 09/25/19	4,859
1,657	Series 2004-10, Class 1A1, 4.50%, 09/25/19	1,490
7,140	Series 2005-6, Class 3A1, 5.50%, 11/25/20	6,487
	MASTR Asset Securitization Trust,
691	Series 2003-1, Class 2A12, 5.00%, 06/25/30	690
1,572	Series 2003-2, Class 2A1, 4.50%, 03/25/18	1,487
2,000	Series 2003-2, Class 2A10, 4.50%, 03/25/18	1,797
797	Series 2003-4, Class 2A2, 5.00%, 05/25/18	795
1,098	Series 2003-11, Class 6A2, 4.00%, 12/25/33	1,087

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
3,750		Series 2003-12, Class 6A1, 5.00%, 12/25/33	3,446
1,111		Series 2003-12, Class 30PO, PO, 12/25/33	594
710		Series 2004-1, Class 30PO, PO, 02/25/34	395
946		Series 2004-4, Class 3A1, 4.50%, 04/25/19	912
1,310		Series 2004-6, Class 15PO, PO, 05/25/19	871
7,218		Series 2004-8, Class 1A1, 4.75%, 08/25/19	6,705
713		Series 2004-8, Class PO, PO, 08/25/19	478
3,828		Series 2004-9, Class 5A1, 5.25%, 09/25/19	3,707
2,300		Series 2006-2, Class 1A30, 6.00%, 06/25/36	1,672
9,537		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	6,313
795		Medallion Trust, (Australia), Series 2004-1G, Class A1, VAR, 2.94%, 05/25/35	733
227		Merrill Lynch Trust, Series 47, Class Z, 8.99%, 10/20/20	247
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 1,870.52%, 04/20/21	1
3,373		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 2.79%, 02/25/35	2,849
		Nomura Asset Acceptance Corp.,
1,867		Series 2003-A1, Class A1, 5.50%, 05/25/33	1,606
1,239		Series 2003-A1, Class A2, 6.00%, 05/25/33	1,065
102		Series 2003-A1, Class A5, 7.00%, 04/25/33	97
244		Series 2003-A1, Class A7, 5.00%, 04/25/18	232
1,531		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	1,553
		Paine Webber CMO Trust,
14		Series H, Class 4, 8.75%, 04/01/18	15
51		Series P, Class 4, 8.50%, 08/01/19	51
2,830		Prime Mortgage Trust, Series 2004-R1, Class A4, PO, 07/27/33	2,190
		Residential Accredit Loans, Inc.,
3,934		Series 2001-QS19, Class A2, 6.00%, 12/25/16	3,915
1,011		Series 2002-QS16, Class A3, IF, 11.45%, 10/25/17	1,051
3,074		Series 2002-QS8, Class A5, 6.25%, 06/25/17	3,066
2,626		Series 2003-QR19, Class CB4, 5.75%, 10/25/33	2,232
2,106		Series 2003-QS3, Class A2, IF, 11.06%, 02/25/18	2,155
1,910		Series 2003-QS3, Class A8, IF, IO, 5.13%, 02/25/18	177
5,054		Series 2003-QS9, Class A3, IF, IO, 5.08%, 05/25/18	532
4,429		Series 2003-QS12, Class A2A, IF, IO, 5.13%, 06/25/18	481
1,348		Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	195
9,342		Series 2003-QS14, Class A1, 5.00%, 07/25/18	8,606
3,261		Series 2003-QS18, Class A1, 5.00%, 09/25/18	3,004
1,680		Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,584
3,000		Series 2005-QA6, Class A32, VAR, 5.63%, 05/25/35	1,981
2,082		Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	1,513
766		Series 2006-QS4, Class A7, IF, 13.31%, 04/25/36	703
1,055		Series 2007-QS1, Class 1A1, 6.00%, 01/25/37	829
		Residential Asset Securitization Trust,
8,331		Series 2003-A08, Class A5, 4.25%, 10/25/18	7,642
1,817		Series 2003-A13, Class A3, 5.50%, 01/25/34	1,611
422		Series 2003-A14, Class A1, 4.75%, 02/25/19	398
1,111		Series 2005-A11, Class PO, PO, 10/25/35	596
4,601		Series 2006-A4, Class 2A5, 6.00%, 05/25/36	4,039
		Residential Funding Mortgage Securities I,
6,406		Series 2003-S07, Class A17, 4.00%, 05/25/33	5,729
2,240		Series 2003-S12, Class 4A5, 4.50%, 12/25/32	1,961
1,680		Series 2003-S13, Class A3, 5.50%, 06/25/33	1,348
1,628		Series 2003-S14, Class A4, PO, 07/25/18	1,308
4,541		Series 2003-S16, Class A3, 5.00%, 09/25/18	4,274
678		Series 2004-S6, Class 2A6, PO, 06/25/34	379
2,293		Series 2005-SA4, Class 1A1, VAR, 5.02%, 09/25/35	2,135
354		Residential Funding Securities LLC, Series 2003-RM2, Class AP3, PO, 05/25/33	221
		Salomon Brothers Mortgage Securities VII, Inc.,
21		Series 2000-UP1, Class A2, 8.00%, 09/25/30	22
520		Series 2003-UP2, Class PO1, PO, 12/25/18	385
4,200		Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.97%, 06/25/34	3,518
		Structured Asset Securities Corp.,
197		Series 2002-10H, Class 1AP, PO, 05/25/32	156
3,120		Series 2003-8, Class 1A2, 5.00%, 04/25/18	3,052
2,799		Series 2003-21, Class 1A3, 5.50%, 07/25/33	2,703
13,101		Series 2003-29, Class 1A1, 4.75%, 09/25/18	12,635
1,979		Series 2003-30, Class 1A1, 5.50%, 10/25/33	1,855
1,940		Series 2003-31A, Class B1, VAR, 4.85%, 10/25/33 (i)	1,667
11,142		Series 2004-20, Class 1A3, 5.25%, 11/25/34	10,222
		WaMu Mortgage Pass-Through Certificates,
8,295		Series 2003-S08, Class A4, 4.50%, 09/25/18	7,722
1,946		Series 2003-S08, Class A5, 4.50%, 09/25/18	1,773
2,240		Series 2003-S08, Class A6, 4.50%, 09/25/18	2,124

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,206	Series 2003-S09, Class P, PO, 10/25/33	619
2,318	Series 2003-S10, Class A2, 5.00%, 10/25/18	2,221
741	Series 2003-S10, Class A6, PO, 10/25/18	456
772	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	700
1,241	Series 2004-RS2, Class A4, 5.00%, 11/25/33	827
2,000	Series 2006-AR8, Class 1A2, VAR, 5.88%, 08/25/46	1,583
873	Series 2006-AR10, Class 2P, VAR, 0.00%, 09/25/36	580
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
9,556	Series 2005-1, Class 1A1, 5.50%, 03/25/35	8,375
619	Series 2005-1, Class CP, PO, 03/25/35	344
34,992	Series 2005-2, Class 1A4, IF, IO, 2.58%, 04/25/35	1,576
9,324	Series 2005-2, Class 2A3, IF, IO, 2.53%, 04/25/35	406
7,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	5,353
3,028	Series 2005-6, Class 2A4, 5.50%, 08/25/35	2,564
1,425	Series 2006-1, Class 3A2, 5.75%, 02/25/36	1,282
770	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.50%, 05/25/32	746
1,434	Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 1A2, 5.75%, 07/25/37	816
	Wells Fargo Mortgage Backed Securities Trust,
1,395	Series 2003-8, Class A9, 4.50%, 08/25/18	1,315
3,360	Series 2003-11, Class 1A4, 4.75%, 10/25/18	3,273
1,323	Series 2003-11, Class 1APO, PO, 10/25/18	909
2,800	Series 2003-13, Class A7, 4.50%, 11/25/18	2,622
1,971	Series 2003-16, Class 2A1, 4.50%, 12/25/18	1,812
1,634	Series 2003-17, Class 2A4, 5.50%, 01/25/34	1,618
1,602	Series 2003-K, Class 1A2, VAR, 4.49%, 11/25/33	1,492
2,832	Series 2004-7, Class 2A1, 4.50%, 07/25/19	2,602
2,362	Series 2004-7, Class 2A2, 5.00%, 07/25/19	2,223
6,304	Series 2004-BB, Class A4, VAR, 4.56%, 01/25/35	6,019
5,000	Series 2004-EE, Class 3A1, VAR, 4.09%, 12/25/34	4,651
4,494	Series 2004-P, Class 2A1, VAR, 4.24%, 09/25/34	4,189
4,200	Series 2004-S, Class A5, VAR, 3.55%, 09/25/34	4,120
1,617	Series 2005-14, Class 2A, PO, 12/25/35	766
933	Series 2005-AR10, Class 2A4, VAR, 4.12%, 06/25/35	918
1,848	Series 2006-5, Class 1A1, 5.25%, 04/25/36	1,835
1,550	Series 2007-7, Class A7, 6.00%, 06/25/37	1,341
11,000	Series 2007-9, Class 1A8, 5.50%, 07/25/37	8,500
11,265	Series 2007-11, Class A14, 6.00%, 08/25/37	10,152
		651,438
	Total Collateralized Mortgage Obligations (Cost $2,313,189)	2,252,553
	Commercial Mortgage-Backed Securities — 1.4%
7,500	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	7,263
	Bear Stearns Commercial Mortgage Securities,
3,050	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	2,927
4,640	Series 2006-PW11, Class A4, VAR, 5.62%, 03/11/39	4,307
1,651	Series 2006-PW14, Class A1, 5.04%, 12/11/38	1,620
3,227	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.92%, 03/15/49	3,222
1,218	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	1,219
841	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	851
3,200	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, VAR, 6.32%, 04/15/41	2,990
	Merrill Lynch Mortgage Investors, Inc.,
13,388	Series 2005-A2, Class A1, VAR, 4.49%, 02/25/35	11,878
546	Series 2005-A8, Class A1B1, VAR, 5.25%, 08/25/36	523
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.29%, 01/12/44	2,360
5,100	Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	4,900
3,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.60%, 02/12/39	3,656
	Morgan Stanley Capital I,
1,689	Series 2006-IQ12, Class A1, 5.26%, 12/15/43	1,668
1,135	Series 2006-T23, Class A1, 5.68%, 08/12/41	1,131
25	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.98%, 01/15/39	25

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
10,500	TIAA Seasoned Commercial Mortgage Trust, Class A3, VAR, 6.09%, 08/15/39	10,116
7,585	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	7,491
	Total Commercial Mortgage-Backed Securities (Cost $71,978)	68,147
	Corporate Bonds — 16.1%
	Aerospace & Defense — 0.1%
1,250	Honeywell International, Inc., 5.30%, 03/01/18	1,240
1,660	Lockheed Martin Corp., 7.75%, 05/01/26	1,891
1,600	Northrop Grumman Corp., 7.13%, 02/15/11	1,695
717	Systems 2001 AT LLC, (Cayman Islands), 7.16%, 12/15/11 (e)	745
5	United Technologies Corp., 6.10%, 05/15/12	5
		5,576
	Air Freight & Logistics — 0.0% (g)
1,350	United Parcel Service, Inc., 5.50%, 01/15/18	1,384
	Airlines — 0.1%
538	American Airlines Pass Through Trust 1999, 7.02%, 10/15/09	516
	Continental Airlines, Inc.,
1,400	7.06%, 09/15/09	1,376
444	7.26%, 03/15/20	396
750	7.49%, 10/02/10	720
	UAL Pass-Through Trust,
287	6.07%, 03/01/13	282
381	6.20%, 09/01/08 (f)	368
		3,658
	Automobiles — 0.1%
4,426	Daimler Finance North America LLC, 7.20%, 09/01/09	4,530
	Beverages — 0.1%
	Anheuser-Busch Cos, Inc.,
800	5.50%, 01/15/18	749
1,100	5.75%, 04/01/36	902
1,250	Coca-Cola Enterprises, Inc., 8.50%, 02/01/12	1,401
1,800	Diageo Finance BV, (Netherlands), 5.30%, 10/28/15	1,776
		4,828
	Capital Markets — 2.0%
	Bear Stearns Cos., Inc. (The),
6,321	3.25%, 03/25/09 (y)	6,302
1,000	5.70%, 11/15/14 (y)	976
2,650	6.40%, 10/02/17 (y)	2,605
1,150	7.25%, 02/01/18 (y)	1,191
	Credit Suisse USA, Inc.,
616	4.70%, 06/01/09	618
1,200	4.88%, 01/15/15	1,140
1,400	5.50%, 08/15/13 (c)	1,394
8,639	6.13%, 11/15/11	8,898
	Goldman Sachs Group, Inc. (The),
1,865	3.88%, 01/15/09	1,863
2,096	4.75%, 07/15/13	2,014
1,000	5.15%, 01/15/14	956
1,535	5.25%, 10/15/13	1,501
10	5.70%, 09/01/12	10
9,000	5.95%, 01/18/18	8,514
650	6.15%, 04/01/18	622
3,142	6.60%, 01/15/12	3,251
560	6.65%, 05/15/09	571
1,600	6.75%, 10/01/37	1,408
6,329	6.88%, 01/15/11	6,568
286	7.35%, 10/01/09	292
	Lehman Brothers Holdings, Inc.,
2,090	4.80%, 03/13/14	1,811
800	5.75%, 05/17/13	738
2,300	6.00%, 07/19/12	2,173
2,167	6.63%, 01/18/12	2,115
400	6.75%, 12/28/17	359
370	7.88%, 11/01/09	374
	Merrill Lynch & Co., Inc.,
2,912	4.13%, 01/15/09	2,887
500	4.79%, 08/04/10	487
2,625	5.45%, 07/15/14	2,375
1,000	5.70%, 05/02/17	846
550	6.05%, 08/15/12	527
4,190	6.15%, 04/25/13	3,971
2,535	6.40%, 08/28/17	2,300
3,415	6.88%, 04/25/18	3,145
	Morgan Stanley,
728	4.25%, 05/15/10	718
2,133	4.75%, 04/01/14	1,873
1,000	5.30%, 03/01/13	950
1,300	5.75%, 08/31/12	1,276
3,612	6.60%, 04/01/12	3,630
1,000	6.63%, 04/01/18	929
7,421	6.75%, 04/15/11	7,558
504	8.00%, 06/15/10	522

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
1,904	State Street Corp., 7.65%, 06/15/10	2,001
	UBS AG, (Switzerland),
1,900	5.75%, 04/25/18	1,819
825	5.88%, 12/20/17	804
		96,882
	Chemicals — 0.3%
600	Air Products & Chemicals, Inc., 4.15%, 02/01/13	588
1,680	Dow Capital BV, (Netherlands), 8.50%, 06/08/10	1,785
	Dow Chemical Co. (The),
450	6.00%, 10/01/12	464
580	6.13%, 02/01/11	603
1,345	7.38%, 11/01/29 (c)	1,367
	EI Du Pont de Nemours & Co.,
500	4.88%, 04/30/14	497
3,100	6.00%, 07/15/18	3,160
3,050	Monsanto Co., 7.38%, 08/15/12	3,376
1,150	Potash Corp. of Saskatchewan, (Canada), 4.88%, 03/01/13	1,128
	Praxair, Inc.,
1,500	4.63%, 03/30/15	1,437
1,295	5.25%, 11/15/14	1,290
		15,695
	Commercial Banks — 1.5%
	Barclays Bank plc, (United Kingdom),
1,900	5.45%, 09/12/12	1,899
3,200	6.05%, 12/04/17 (e)	3,019
1,500	Cadets Trust, 4.80%, 07/15/13 (e)	1,406
350	Fifth Third Bancorp, 5.45%, 01/15/17	259
308	HSBC Holdings plc, (United Kingdom), 7.35%, 11/27/32	297
1,750	Huntington National Bank (The), 8.00%, 04/01/10	1,769
	KEY Bank N.A.,
3,150	5.50%, 09/17/12	2,521
700	7.50%, 09/15/08	700
	Keycorp,
2,296	4.70%, 05/21/09	2,270
1,400	6.50%, 05/14/13	1,159
3,500	M&T Bank Corp., 6.63%, 12/04/17	2,910
2,250	Marshall & Ilsley Corp., 5.35%, 04/01/11	2,142
1,500	National City Bank, VAR, 2.90%, 01/21/10	1,261
1,800	PNC Funding Corp., 5.25%, 11/15/15	1,683
3,105	Popular North America, Inc., 4.70%, 06/30/09	3,078
1,200	Regions Financial Corp., 7.38%, 12/10/37	784
2,232	Royal Bank of Canada, (Canada), 3.88%, 05/04/09	2,239
	SunTrust Banks, Inc.,
3,515	5.25%, 11/05/12	3,354
1,000	6.00%, 09/11/17	917
1,120	6.38%, 04/01/11	1,128
505	7.25%, 03/15/18	493
	U.S. Bank N.A.,
690	6.38%, 08/01/11	724
3,080	7.13%, 12/01/09	3,177
1,400	US Bancorp, 7.50%, 06/01/26	1,505
	Wachovia Bank N.A.,
2,700	6.60%, 01/15/38	2,115
1,064	7.80%, 08/18/10	1,087
	Wachovia Corp.,
2,037	3.63%, 02/17/09	2,022
1,400	4.88%, 02/15/14	1,205
1,500	5.50%, 05/01/13	1,377
7,600	5.75%, 02/01/18	6,446
	Wells Fargo & Co.,
2,932	3.13%, 04/01/09 (c)	2,919
2,340	4.20%, 01/15/10	2,354
430	5.00%, 11/15/14	419
5,000	5.63%, 12/11/17	4,806
	Wells Fargo Bank N.A.,
570	4.75%, 02/09/15	534
3,500	5.75%, 05/16/16	3,435
2,856	7.55%, 06/21/10	3,005
		72,418
	Communications Equipment — 0.0% (g)
1,100	Cisco Systems, Inc., 5.50%, 02/22/16	1,118
	Computers & Peripherals — 0.2%
	Hewlett-Packard Co.,
1,000	4.50%, 03/01/13	996
1,500	5.40%, 03/01/17	1,484
	International Business Machines Corp.,
1,568	5.39%, 01/22/09	1,580
3,500	5.70%, 09/14/17	3,569
660	6.22%, 08/01/27	673
		8,302
	Consumer Finance — 0.8%
4,100	American Express Credit Corp., 7.30%, 08/20/13 (c)	4,165

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
1,120	American General Finance Corp., 5.38%, 10/01/12	972
238	Capital One Bank USA N.A., 5.75%, 09/15/10	236
	Capital One Financial Corp.,
900	5.70%, 09/15/11	845
2,365	6.25%, 11/15/13	2,237
900	6.75%, 09/15/17	860
	HSBC Finance Corp.,
1,400	4.75%, 05/15/09	1,410
2,000	5.00%, 06/30/15	1,907
1,100	5.25%, 01/15/14	1,071
10,092	5.88%, 02/01/09	10,147
280	6.38%, 11/27/12	286
3,176	6.50%, 11/15/08	3,190
468	6.75%, 05/15/11	486
1,665	7.00%, 05/15/12	1,723
	International Lease Finance Corp.,
689	5.88%, 05/01/13	606
480	6.38%, 03/15/09	480
4,300	6.38%, 03/25/13	3,845
450	John Deere Capital Corp., 4.50%, 04/03/13	447
	SLM Corp.,
3,200	4.00%, 01/15/10	2,880
1,400	5.38%, 01/15/13	1,196
952	Washington Mutual Finance Corp., 6.88%, 05/15/11	971
		39,960
	Diversified Financial Services — 3.4%
2,000	Allstate Life Global Funding Trusts, 5.38%, 04/30/13	1,998
	Associates Corp. of North America,
1,400	7.95%, 02/15/10	1,438
2,484	8.15%, 08/01/09	2,554
1,470	8.55%, 07/15/09	1,516
	Bank of America Corp.,
4,500	4.90%, 05/01/13	4,355
1,000	5.63%, 10/14/16	933
5,915	5.65%, 05/01/18	5,456
1,484	7.40%, 01/15/11	1,554
7,373	7.80%, 02/15/10	7,684
800	Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	802
1,300	BHP Billiton Finance USA Ltd., (Australia), 5.40%, 03/29/17	1,243
	Caterpillar Financial Services Corp.,
1,450	4.85%, 12/07/12	1,466
1,500	4.90%, 08/15/13	1,505
750	5.45%, 04/15/18	746
600	5.50%, 03/15/16	605
	CIT Group, Inc.,
2,100	5.00%, 02/13/14	1,512
3,000	7.63%, 11/30/12 (c)	2,547
	Citigroup, Inc.,
1,000	4.70%, 05/29/15	897
1,000	5.50%, 02/15/17	875
3,292	5.63%, 08/27/12	3,139
4,000	6.00%, 08/15/17	3,709
1,750	6.13%, 11/21/17	1,646
4,500	6.13%, 05/15/18	4,207
420	6.20%, 03/15/09	424
6,000	CME Group, Inc., 5.40%, 08/01/13	6,009
	General Electric Capital Corp.,
2,000	4.38%, 11/21/11	2,028
1,176	4.63%, 09/15/09	1,190
12,500	4.80%, 05/01/13	12,360
13,500	5.25%, 10/19/12	13,667
4,400	5.63%, 09/15/17	4,300
15,000	5.63%, 05/01/18	14,583
11,757	5.88%, 02/15/12	12,136
1,900	5.88%, 01/14/38	1,711
3,697	6.00%, 06/15/12	3,837
4,649	6.13%, 02/22/11	4,874
4,416	6.75%, 03/15/32	4,463
4,000	Genworth Global Funding Trusts, 5.20%, 10/08/10	4,010
2,095	Goldman Sachs Capital I, 6.35%, 02/15/34	1,741
1,512	John Hancock Global Funding II, 7.90%, 07/02/10 (e)	1,614
2,464	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	2,455
3,000	National Rural Utilities Cooperative Finance Corp., 4.75%, 03/01/14	2,934
	New York Life Global Funding,
3,300	4.65%, 05/09/13 (e)	3,300
3,920	5.38%, 09/15/13 (e)	4,037
2,100	Pricoa Global Funding I, 3.90%, 12/15/08 (e)	2,094
6,021	Principal Life Global Funding I, 6.25%, 02/15/12 (e)	6,213
	Textron Financial Corp.,
1,630	5.13%, 02/03/11	1,620

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
1,900	5.40%, 04/28/13	1,906
		165,893
	Diversified Telecommunication Services — 1.4%
	AT&T, Inc.,
5,400	4.95%, 01/15/13	5,399
850	5.10%, 09/15/14	841
800	5.50%, 02/01/18	779
1,300	5.60%, 05/15/18	1,274
5,000	6.30%, 01/15/38	4,715
1,288	Bellsouth Capital Funding Corp., 7.75%, 02/15/10	1,358
700	BellSouth Corp., 5.20%, 09/15/14	694
1,685	Bellsouth Telecommunications, Inc., 6.30%, 12/15/15	1,726
	British Telecommunications plc, (United Kingdom),
5,000	5.15%, 01/15/13	4,879
4,466	8.12%, 12/15/10	4,794
200	Deutsche Telekom International Finance BV, (Netherlands), 8.75%, 06/15/30	220
4,695	France Telecom S.A., (France), 7.75%, 03/01/11	5,003
1,120	GTE Corp., 7.51%, 04/01/09	1,145
3,164	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	3,254
	Sprint Capital Corp.,
1,665	6.90%, 05/01/19	1,544
1,680	7.63%, 01/30/11	1,680
560	8.38%, 03/15/12	564
1,534	8.75%, 03/15/32	1,492
	Telecom Italia Capital S.A., (Luxembourg),
2,100	4.95%, 09/30/14	1,903
1,600	5.25%, 11/15/13	1,496
1,875	7.00%, 06/04/18	1,834
3,300	Telefonica Emisiones S.A.U., (Spain), 5.86%, 02/04/13	3,304
1,512	TELUS Corp., (Canada), 8.00%, 06/01/11	1,619
	Verizon Communications, Inc.,
1,000	5.50%, 02/15/18	957
250	5.55%, 02/15/16	245
3,650	Verizon Florida LLC, 6.13%, 01/15/13	3,720
	Verizon Global Funding Corp.,
4,621	7.25%, 12/01/10	4,897
1,540	7.38%, 09/01/12	1,668
823	Verizon Maryland, Inc., 6.13%, 03/01/12	842
600	Verizon New England, Inc., 4.75%, 10/01/13	577
880	Verizon New York, Inc., 7.38%, 04/01/32	866
1,232	Verizon Pennsylvania, Inc., 8.35%, 12/15/30	1,371
1,193	Verizon Virginia, Inc., 4.63%, 03/15/13	1,148
		67,808
	Electric Utilities — 1.2%
	Alabama Power Co.,
392	4.70%, 12/01/10	399
700	6.13%, 05/15/38	705
392	Appalachian Power Co., 6.60%, 05/01/09	398
1,110	Arizona Public Service Co., 4.65%, 05/15/15	991
1,260	Carolina Power & Light Co., 5.13%, 09/15/13	1,291
1,300	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	1,267
1,400	Cleveland Electric Illuminating Co. (The), 7.88%, 11/01/17	1,530
1,300	Columbus Southern Power Co., 6.05%, 05/01/18	1,299
750	Connecticut Light & Power Co., 5.65%, 05/01/18	749
	Duke Energy Carolinas LLC,
2,800	4.20%, 10/01/08 (c)	2,802
1,400	5.10%, 04/15/18 (c)	1,372
2,016	5.63%, 11/30/12	2,089
3,100	Duke Energy Indiana, Inc., 6.35%, 08/15/38	3,092
2,814	Exelon Generation Co. LLC, 6.95%, 06/15/11	2,923
	Florida Power & Light Co.,
500	5.95%, 10/01/33 (c)	495
1,000	5.95%, 02/01/38 (c)	991
	Florida Power Corp.,
500	4.80%, 03/01/13	505
950	5.65%, 06/15/18	967
700	6.40%, 06/15/38	712
750	FPL Group Capital, Inc., 5.35%, 06/15/13	769
229	Kiowa Power Partners LLC, 4.81%, 12/30/13 (e)	226
550	Midamerican Energy Co., 5.30%, 03/15/18	535
800	Nevada Power Co., 6.50%, 08/01/18	814
2,560	Nisource Finance Corp., 6.15%, 03/01/13	2,543
1,650	Pacific Gas & Electric Co., 5.63%, 11/30/17	1,645
1,600	Pacificorp, 4.30%, 09/15/08	1,600
800	Peco Energy Co., 5.35%, 03/01/18	792
675	Pepco Holdings, Inc., 6.45%, 08/15/12	689
1,320	Potomac Electric Power Co., 6.50%, 11/15/37	1,308
	PSEG Power LLC,
2,190	5.50%, 12/01/15	2,118

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
1,322	7.75%, 04/15/11	1,396
1,255	8.63%, 04/15/31	1,523
225	Public Service Co. of Colorado, 5.80%, 08/01/18	229
3,350	Public Service Co. of Oklahoma, 6.63%, 11/15/37	3,187
625	Public Service Electric & Gas Co., 5.30%, 05/01/18	620
	Southern California Edison Co.,
1,400	5.50%, 08/15/18	1,415
645	5.95%, 02/01/38	640
	Spectra Energy Capital LLC,
2,000	5.50%, 03/01/14	1,968
250	5.67%, 08/15/14	245
3,645	6.25%, 02/15/13	3,765
980	8.00%, 10/01/19	1,056
	Virginia Electric and Power Co.,
2,150	5.10%, 11/30/12	2,160
3,600	5.40%, 04/30/18	3,504
800	5.95%, 09/15/17	810
		60,134
	Electronic Equipment & Instruments — 0.0% (g)
1,000	Arrow Electronics, Inc., 6.88%, 07/01/13	1,031
	Food & Staples Retailing — 0.2%
1,680	Kroger Co. (The), 8.05%, 02/01/10	1,755
2,930	Safeway, Inc., 4.13%, 11/01/08	2,930
	Wal-Mart Stores, Inc.,
1,260	4.25%, 04/15/13	1,264
1,200	5.25%, 09/01/35	1,043
1,050	6.20%, 04/15/38	1,039
700	7.55%, 02/15/30	805
		8,836
	Food Products — 0.3%
	Kellogg Co.,
1,300	4.25%, 03/06/13	1,276
2,100	5.13%, 12/03/12	2,132
	Kraft Foods, Inc.,
3,050	6.13%, 02/01/18	2,996
2,400	6.13%, 08/23/18	2,354
1,600	6.88%, 02/01/38	1,565
2,700	6.88%, 01/26/39	2,643
		12,966
	Gas Utilities — 0.2%
220	Atmos Energy Corp., 5.13%, 01/15/13	216
430	CenterPoint Energy Resources Corp., 6.13%, 11/01/17	414
1,008	KeySpan Gas East Corp., 7.88%, 02/01/10	1,055
1,600	Schlumberger Technology Corp., 6.50%, 04/15/12 (e)	1,722
	TransCanada Pipelines Ltd., (Canada),
1,150	4.00%, 06/15/13	1,091
1,500	6.20%, 10/15/37	1,354
2,100	7.25%, 08/15/38	2,152
		8,004
	Health Care Equipment & Supplies — 0.0% (g)
400	Baxter International, Inc., 4.63%, 03/15/15	388
	Hotels, Restaurants & Leisure — 0.0% (g)
1,725	McDonald’s Corp., 4.30%, 03/01/13	1,720
	Household Durables — 0.0% (g)
1,485	Centex Corp., 5.70%, 05/15/14	1,203
	Household Products — 0.0% (g)
824	Procter & Gamble Co. — ESOP, 9.36%, 01/01/21	1,022
	Industrial Conglomerates — 0.0% (g)
1,100	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.75%, 10/17/16 (e)	1,107
	Insurance — 1.1%
	American International Group, Inc.,
2,184	4.25%, 05/15/13 (c)	1,936
2,500	5.45%, 05/18/17	2,054
1,425	5.60%, 10/18/16	1,206
3,248	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	3,065
3,360	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	3,354
	Berkshire Hathaway Finance Corp.,
2,800	4.60%, 05/15/13 (e)	2,810
600	5.00%, 08/15/13 (e)	607
5,500	5.40%, 05/15/18 (e)	5,474
930	Chubb Corp., 5.75%, 05/15/18	892
2,520	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	2,624
1,400	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	1,399
2,980	Liberty Mutual Group, Inc., 5.75%, 03/15/14 (c) (e)	2,801
2,500	MetLife Life and Annuity Co. of Connecticut, 5.13%, 08/15/14 (e)	2,308
815	MetLife, Inc., 6.82%, 08/15/18	817

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
	Metropolitan Life Global Funding I,
1,624	5.20%, 09/18/13 (e)	1,608
750	5.75%, 07/25/11 (e)	760
3,360	Monumental Global Funding II, 4.38%, 07/30/09 (e)	3,335
	Nationwide Financial Services,
1,130	5.90%, 07/01/12	1,137
1,182	6.25%, 11/15/11	1,219
1,330	New York Life Global Funding, 3.88%, 01/15/09 (e)	1,332
	Pacific Life Global Funding,
848	3.75%, 01/15/09 (e)	848
2,000	5.15%, 04/15/13 (e)	2,001
	Principal Life Income Funding Trusts,
1,750	5.15%, 06/17/11	1,754
2,500	5.30%, 12/14/12	2,489
	Protective Life Secured Trusts,
1,199	4.00%, 10/07/09	1,186
3,360	4.00%, 04/01/11	3,307
870	Travelers Cos, Inc. (The), 5.80%, 05/15/18	835
		53,158
	Integrated Telecommunication Services — 0.1%
2,295	AT&T, Inc., 5.63%, 06/15/16	2,282
785	Deutsche Telekom International Finance BV, (Netherlands), 5.25%, 07/22/13	766
1,000	France Telecom S.A., (France), 8.50%, 03/01/31	1,199
1,415	Telecom Italia Capital S.A., (Luxembourg), 4.00%, 11/15/08	1,415
		5,662
	IT Services — 0.1%
2,600	Electronic Data Systems Corp., 6.00%, 08/01/13	2,725
	Machinery — 0.1%
2,300	Eaton Corp., 5.60%, 05/15/18	2,281
600	Parker Hannifin Corp., 5.50%, 05/15/18	604
		2,885
	Media — 0.6%
5,847	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	6,458
4,088	Comcast Cable Holdings LLC, 9.80%, 02/01/12	4,599
	Comcast Corp.,
2,095	5.50%, 03/15/11	2,105
1,100	5.90%, 03/15/16	1,075
1,022	Cox Communications, Inc., 7.75%, 11/01/10	1,078
2,415	Historic TW, Inc., 9.15%, 02/01/23	2,765
900	News America, Inc., 7.25%, 05/18/18	975
1,337	TCI Communications, Inc., 7.13%, 02/15/28	1,303
900	Thomson Reuters Corp., (Canada), 5.95%, 07/15/13	912
1,200	Time Warner Cable, Inc., 5.85%, 05/01/17	1,146
	Time Warner Entertainment Co. LP,
2,020	8.38%, 03/15/23	2,205
1,288	10.15%, 05/01/12	1,467
255	Time Warner, Inc., 7.70%, 05/01/32	257
		26,345
	Metals & Mining — 0.1%
	Alcoa, Inc.,
1,385	5.55%, 02/01/17	1,283
2,400	6.00%, 07/15/13	2,403
2,800	Rio Tinto Finance USA Ltd., (Australia), 5.88%, 07/15/13	2,823
		6,509
	Multiline Retail — 0.1%
1,800	Nordstrom, Inc., 7.00%, 01/15/38 (c)	1,631
1,900	Target Corp., 7.00%, 01/15/38	1,963
		3,594
	Multi-Utilities — 0.2%
2,750	Aquila, Inc., 14.88%, 07/01/12	3,190
	Dominion Resources, Inc.,
1,113	6.25%, 06/30/12	1,152
1,200	7.00%, 06/15/38	1,235
2,100	DTE Energy Co., 6.65%, 04/15/09	2,129
2,300	Sempra Energy, 6.15%, 06/15/18	2,284
		9,990
	Oil, Gas & Consumable Fuels — 0.6%
455	Alberta Energy Co. Ltd., (Canada), 7.38%, 11/01/31	475
2,000	Canadian Natural Resources Ltd., (Canada), 6.75%, 02/01/39 (c)	1,967
500	Conoco Funding Co., (Canada), 7.25%, 10/15/31	576
	ConocoPhillips,
1,200	5.20%, 05/15/18	1,190
1,200	5.90%, 05/15/38	1,184
2,520	8.75%, 05/25/10	2,737
1,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.63%, 10/15/16 (c)	1,027

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
1,155	Husky Energy, Inc., (Canada), 6.15%, 06/15/19	1,117
1,230	Kerr-McGee Corp., 6.95%, 07/01/24	1,255
1,400	Marathon Oil Canada Corp., (Canada), 8.38%, 05/01/12	1,517
	Marathon Oil Corp.,
2,400	5.90%, 03/15/18	2,314
2,400	6.00%, 10/01/17	2,373
2,000	Petro-Canada, (Canada), 6.80%, 05/15/38	1,903
2,045	Pioneer Natural Resources Co., 5.88%, 07/15/16	1,793
900	Suncor Energy, Inc., (Canada), 6.85%, 06/01/39	901
300	Tosco Corp., 7.80%, 01/01/27	360
	XTO Energy, Inc.,
2,300	4.63%, 06/15/13	2,197
2,100	5.75%, 12/15/13	2,108
		26,994
	Paper & Forest Products — 0.1%
	International Paper Co.,
1,904	4.00%, 04/01/10	1,850
879	4.25%, 01/15/09	877
216	5.85%, 10/30/12	207
700	Weyerhaeuser Co., 6.75%, 03/15/12	719
		3,653
	Pharmaceuticals — 0.2%
350	Abbott Laboratories, 6.15%, 11/30/37	354
2,700	AstraZeneca plc, (United Kingdom), 5.40%, 06/01/14	2,776
	GlaxoSmithKline Capital, Inc.,
2,250	4.85%, 05/15/13	2,267
2,100	6.38%, 05/15/38	2,101
865	Schering-Plough Corp., 6.00%, 09/15/17	852
790	Wyeth, 6.45%, 02/01/24	822
		9,172
	Real Estate Investment Trusts (REITs) — 0.1%
1,750	HRPT Properties Trust, 6.65%, 01/15/18	1,574
	Simon Property Group LP,
1,500	5.63%, 08/15/14	1,424
1,770	6.10%, 05/01/16	1,728
		4,726
	Real Estate Management & Development — 0.0% (g)
392	ERP Operating LP, 4.75%, 06/15/09	389
	Road & Rail — 0.2%
	Burlington Northern Santa Fe Corp.,
1,375	6.13%, 03/15/09	1,385
700	6.75%, 07/15/11	738
1,425	7.13%, 12/15/10	1,499
300	7.29%, 06/01/36	322
400	Erac USA Finance Co., 6.38%, 10/15/17 (e)	339
	Norfolk Southern Corp.,
299	5.59%, 05/17/25	271
871	5.64%, 05/17/29	786
326	7.25%, 02/15/31	350
34	7.80%, 05/15/27	38
	Union Pacific Corp.,
1,600	5.65%, 05/01/17	1,551
1,250	5.70%, 08/15/18	1,186
		8,465
	Software — 0.1%
	Oracle Corp.,
1,700	5.25%, 01/15/16	1,694
2,800	5.75%, 04/15/18	2,808
850	6.50%, 04/15/38	859
		5,361
	Specialty Retail — 0.1%
3,600	Home Depot, Inc., 5.40%, 03/01/16	3,257
	Thrifts & Mortgage Finance — 0.2%
784	Bank United, 8.00%, 03/15/09	689
	Countrywide Home Loans, Inc.,
3,080	4.00%, 03/22/11	2,759
230	4.13%, 09/15/09	220
1,400	Wachovia Mortgage FSB, 4.50%, 06/15/09	1,384
980	Washington Mutual Bank, 6.88%, 06/15/11	706
	Washington Mutual, Inc.,
2,921	4.20%, 01/15/10	2,089
1,000	4.63%, 04/01/14	490
1,000	5.25%, 09/15/17	595
1,500	7.25%, 11/01/17	765
		9,697
	Water Utilities — 0.0% (g)
1,725	American Water Capital Corp., 6.09%, 10/15/17	1,669
	Wireless Telecommunication Services — 0.2%
	New Cingular Wireless Services, Inc.,
4,047	7.88%, 03/01/11	4,329
1,215	8.75%, 03/01/31	1,451
2,500	Sprint Nextel Corp., 6.00%, 12/01/16	2,281

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Wireless Telecommunication Services — Continued
1,650		Vodafone Group plc, (United Kingdom), 5.00%, 09/15/15	1,560
			9,621
		Total Corporate Bonds (Cost $797,235)	778,335
		Foreign Government Securities — 0.5%
		Province of Quebec, (Canada),
6,441		5.75%, 02/15/09 (c)	6,524
560		SUB, 7.37%, 03/06/26	694
		United Mexican States, (Mexico),
2,313		4.63%, 10/08/08	2,315
4,881		7.50%, 04/08/33	5,691
2,035		5.88%, 01/15/14	2,100
2,105		6.38%, 01/16/13	2,219
2,925		8.30%, 08/15/31	3,678
		Total Foreign Government Securities (Cost $21,458)	23,221
		Mortgage Pass-Through Securities — 13.2%
		Federal Home Loan Mortgage Corp.,
3,570		ARM, 4.14%, 04/01/34	3,590
1,942		ARM, 4.30%, 12/01/33	1,964
1,809		ARM, 5.05%, 08/01/35	1,826
2,773		ARM, 5.17%, 02/01/36	2,816
513		ARM, 5.18%, 09/01/32	525
3,462		ARM, 5.43%, 07/01/37	3,520
1,294		ARM, 5.58%, 01/01/37	1,320
2,672		ARM, 5.72%, 11/01/36	2,730
6,009		ARM, 5.89%, 10/01/36	6,143
848		ARM, 5.92%, 02/01/37	865
125		ARM, 5.93%, 04/01/30	127
186		ARM, 6.00%, 07/01/19	188
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
10,524		4.00%, 04/01/14 – 05/01/19	10,178
5,860		4.50%, 08/01/18 – 10/01/18	5,767
36,622		5.00%, 10/01/17 – 12/01/17	36,670
27,504		5.50%, 06/01/17 – 06/01/20	27,990
41,891		6.00%, 04/01/18 – 03/01/22	42,901
13,538		6.50%, 07/01/16 – 03/01/22	14,032
121		7.00%, 04/01/17	127
383		7.50%, 09/01/10 – 11/01/15	396
108		8.50%, 11/01/15	121
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
744		6.00%, 12/01/22	761
2,070		6.50%, 11/01/22	2,154
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
6,979		4.00%, 10/01/33	6,346
38,181		5.00%, 01/01/34 – 03/01/35	36,907
8,841		5.50%, 10/01/33 – 07/01/35	8,766
3,353		6.00%, 10/01/29 – 01/01/34	3,404
8,230		6.50%, 08/01/29 – 11/01/36	8,500
473		7.00%, 07/01/32 – 08/01/32	497
		Federal Home Loan Mortgage Corp. Gold Pools, Other, Single Family,
2,034		6.50%, 06/01/37	2,079
78		7.00%, 07/01/29	81
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
—	(h)	7.50%, 07/01/16	—	(h)
39		12.00%, 08/01/15 – 07/01/19	43
		Federal National Mortgage Association,
1,188		ARM, 4.07%, 04/01/34	1,198
1,774		ARM, 4.11%, 09/01/33	1,776
983		ARM, 4.12%, 01/01/34	982
1,531		ARM, 4.18%, 08/01/35	1,537
3,043		ARM, 4.21%, 09/01/33	3,037
2,464		ARM, 4.24%, 08/01/33	2,475
571		ARM, 4.27%, 05/01/35	577
429		ARM, 4.31%, 07/01/34	434
309		ARM, 4.44%, 09/01/27	307
535		ARM, 4.47%, 01/01/36	541
1,518		ARM, 4.47%, 11/01/34	1,522
302		ARM, 4.60%, 03/01/29	302
6,543		ARM, 4.65%, 04/01/35	6,541
2,021		ARM, 4.71%, 09/01/35	2,023
2,220		ARM, 4.74%, 11/01/34	2,237
13,999		ARM, 4.83%, 01/01/35	14,063
2,512		ARM, 4.88%, 01/01/34	2,507
1,089		ARM, 4.92%, 02/01/35	1,098
1,705		ARM, 4.93%, 08/01/34	1,726
1,453		ARM, 4.98%, 08/01/34	1,471
2,355		ARM, 4.99%, 01/01/35	2,368
2,969		ARM, 5.01%, 03/01/35	3,001
3,138		ARM, 5.01%, 05/01/35	3,172
2,050		ARM, 5.09%, 10/01/34	2,092
3,333		ARM, 5.12%, 11/01/33	3,388
3,734		ARM, 5.15%, 10/01/34	3,720

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
24	ARM, 5.22%, 01/01/19	24
1,568	ARM, 5.22%, 02/01/36	1,598
2,633	ARM, 5.29%, 09/01/36	2,675
4,044	ARM, 5.43%, 06/01/36	4,041
69	ARM, 5.52%, 03/01/19	70
3,478	ARM, 5.69%, 01/01/37	3,540
	Federal National Mortgage Association, 15 Year, Single Family,
904	3.50%, 04/01/19	837
13,586	4.00%, 07/01/18 – 12/01/20	12,950
63,622	4.50%, 06/01/18 – 12/01/19	62,620
54,567	5.00%, 12/01/16 – 09/01/19	54,712
78,816	5.50%, 02/01/18 – 07/01/20	80,207
16,419	6.00%, 06/01/16 – 07/01/21	16,901
1,096	6.50%, 03/01/17 – 08/01/20	1,139
1,261	7.00%, 03/01/17 – 09/01/17	1,322
116	7.50%, 03/01/17	121
292	8.00%, 11/01/12 – 11/01/15	305
	Federal National Mortgage Association, 20 Year, Single Family,
171	6.00%, 02/01/14	176
3,528	6.50%, 05/01/22 – 12/01/22	3,674
	Federal National Mortgage Association, 30 Year FHA/VA,
344	6.00%, 09/01/33	350
563	6.50%, 03/01/29	583
104	7.00%, 02/01/33	109
170	8.00%, 06/01/28	184
171	9.00%, 05/01/18 – 12/01/25	188
	Federal National Mortgage Association, 30 Year, Single Family,
2,489	4.00%, 12/01/33	2,263
4,933	4.50%, 11/01/33 – 02/01/35	4,612
30,372	5.00%, 06/01/33 – 09/01/35	29,368
18,680	5.50%, 02/01/33 – 03/01/34	18,552
4,756	6.00%, 12/01/28 – 09/01/33	4,832
4,453	6.50%, 08/01/31 – 01/01/36	4,629
1,256	7.00%, 04/01/17 – 03/01/36	1,321
1,152	7.50%, 07/01/30 – 01/01/37	1,215
1,990	8.00%, 03/01/27 – 11/01/28	2,160
8	9.00%, 04/01/26	9
68	9.50%, 07/01/28	75
42	12.50%, 01/01/16	47
	Federal National Mortgage Association, Other,
2,833	4.00%, 03/01/14	2,805
2,055	4.50%, 11/01/14	2,055
1,425	5.00%, 12/01/32	1,371
1,092	5.00%, 08/01/34	1,105
1,888	5.50%, 06/01/12 – 09/01/17	1,906
1,570	6.00%, 04/01/24	1,607
1,116	6.50%, 04/01/36	1,150
1,183	7.00%, 12/01/36	1,230
370	10.89%, 04/15/19	424
	Government National Mortgage Association II, 30 Year, Single Family,
210	7.50%, 02/20/28 – 09/20/28	225
286	8.00%, 12/20/25 – 09/20/28	312
94	8.50%, 05/20/25	103
	Government National Mortgage Association, 15 Year, Single Family,
493	6.50%, 06/15/17 – 12/15/17	513
782	8.00%, 01/15/16	831
	Government National Mortgage Association, 30 Year, Single Family,
3,877	5.50%, 06/15/33 – 09/15/34	3,885
1,482	6.50%, 03/15/28 – 04/15/33	1,535
2,401	7.00%, 02/15/33 – 04/15/37	2,540
173	7.50%, 11/15/22 – 11/15/31	186
66	8.00%, 09/15/22 – 08/15/28	72
6	9.00%, 12/15/16	7
	Total Mortgage Pass-Through Securities (Cost $638,661)	638,700
	Municipal Bond — 0.1%
	Illinois — 0.1%
2,350	State of Illinois, Taxable Pension, 5.10%, 06/01/33 (Cost $2,350)	2,194
	Supranational — 0.0% (g)
560	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $559)	554
	U.S. Government Agency Securities — 0.6%
16,167	Federal Home Loan Bank System, 4.72%, 09/20/12	16,210
1,260	Federal Home Loan Mortgage Corp., 5.75%, 01/15/12	1,343
	Federal National Mortgage Association,
2,240	5.50%, 03/15/11	2,355
1,778	6.13%, 03/15/12	1,915
4,822	6.25%, 02/01/11	4,598

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
3,855	7.25%, 01/15/10	4,070
	Total U.S. Government Agency Securities (Cost $30,393)	30,491
	U.S. Treasury Obligations — 14.6%
	U.S. Treasury Bonds,
4,685	6.13%, 11/15/27 (c)	5,692
1,000	6.25%, 08/15/23 (c)	1,206
1,120	7.13%, 02/15/23 (c)	1,453
24,490	7.25%, 08/15/22 (m)	31,956
1,142	7.50%, 11/15/16	1,444
1,680	7.63%, 02/15/25	2,321
8,717	7.88%, 02/15/21 (m)	11,771
10,070	8.75%, 05/15/17 (c)	13,719
4,789	8.75%, 08/15/20	6,831
5,000	8.88%, 08/15/17 (c)	6,888
336	8.88%, 02/15/19 (c)	473
4,094	9.88%, 11/15/15 (m)	5,755
1,000	10.63%, 08/15/15 (c)	1,443
3,650	11.25%, 02/15/15 (m)	5,325
13,721	11.75%, 11/15/14 (m)	15,246
3,095	12.50%, 08/15/14 (m)	3,385
	U.S. Treasury Bonds Coupon STRIPS,
1,150	11/15/08 (c)	1,146
1,500	11/15/09	1,464
5,070	02/15/10 (c)	4,918
22,233	02/15/11 (c)	20,930
8,820	08/15/11 (c)	8,171
2,157	05/15/12 (c)	1,948
21,507	11/15/12 (c)	18,958
36,586	02/15/13 (c)	31,907
27,671	08/15/13	23,699
6,750	11/15/13	5,717
25,553	02/15/14 (m)	21,426
13,929	05/15/14 (m)	11,555
21,764	08/15/14 (m)	17,855
23,774	11/15/14 (c)	19,299
25,409	02/15/15 (m)	20,364
5,395	05/15/15 (c)	4,270
20,193	08/15/15 (c)	15,797
32,813	11/15/15 (c)	25,297
68,923	02/15/16	52,489
18,972	05/15/16	14,178
2,632	08/15/16	1,943
10,661	11/15/16 (c)	7,744
13,834	02/15/17	9,902
46,075	05/15/17 (c)	32,522
15,570	08/15/17	10,842
32,455	11/15/17	22,343
24,699	05/15/18 (c)	16,612
19,672	02/15/19 (c)	12,602
2,275	05/15/20	1,358
1,008	02/15/22 (c)	548
7,869	02/15/23 (c)	4,071
	U.S. Treasury Bonds Principal STRIPS,
5,317	11/15/09	5,184
15,845	11/15/12	14,032
8,096	11/15/15 (c)	6,253
	U.S. Treasury Inflation Indexed Bonds,
13,675	3.63%, 04/15/28 (m)	16,851
3,735	3.88%, 01/15/09 (c)	3,766
22,570	4.25%, 01/15/10	23,730
	U.S. Treasury Notes,
1,000	3.38%, 10/15/09 (c)	1,014
12,925	3.50%, 08/15/09 (c)	13,085
4,000	3.50%, 02/15/10 (c)	4,079
12,290	4.00%, 06/15/09 (c)	12,470
3,645	4.00%, 02/15/14 (c)	3,805
3,300	4.63%, 10/31/11 (c)	3,495
3,805	4.75%, 05/15/14 (c)	4,127
500	4.88%, 05/15/09 (c)	510
4,000	6.00%, 08/15/09	4,141
33,301	6.50%, 02/15/10 (m)	35,377
	Total U.S. Treasury Obligations (Cost $667,010)	708,702

SHARES	SECURITY DESCRIPTION	VALUE($)
	Common Stock — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
1	Dynegy, Inc., Class A (Cost $—) (a) (c)	5
	Total Long-Term Investments (Cost $4,616,316)	4,571,973
Short-Term Investment — 5.4%
	Investment Company — 5.4%
261,506	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $261,506)	261,506

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.1%
	Asset-Backed Security — 0.1%
3,356	GSAA Trust, Series 2006-3, Class A1, VAR, 2.55%, 09/25/08 (i)	3,111
	Corporate Notes — 1.9%
9,999	American Express Centurion Bank, VAR, 2.88%, 09/17/08	9,999
11,500	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10	11,500
2,500	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	2,477
10,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	9,859
10,000	Monumental Global Funding III, VAR, 2.86%, 05/24/10	9,817
15,000	National Australia Bank Ltd., (Australia), VAR, 2.88%, 04/06/09 (e)	15,000
9,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09	8,877
11,999	Santander U.S. Debt S.A. Unipersonal, VAR, 2.93%, 10/21/08	11,999
15,000	Svenska Handelsbanken AB, (Sweden), VAR, 3.00%, 02/06/09 (e)	15,000
		94,528
	Repurchase Agreements — 1.1%
17,273	Banc of America Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $17,277, collateralized by U.S. Government Agency Mortgages with a value of $17,619	17,273
5,660	Citigroup Global Markets, Inc., 2.14%, dated 08/29/08, due 09/02/08, repurchase price $5,661, collateralized by U.S. Government Agency Mortgages with a value of $5,773	5,660
25,000	Morgan Stanley, 2.12%, dated 08/29/08, due 09/02/08, repurchase price $25,006, collateralized by U.S. Government Agency Mortgages with a value of $25,500	25,000
5,000	UBS Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages with a value of $5,250	5,000
		52,933
	Total Investments of Cash Collateral for Securities on Loan (Cost $151,287)	150,572
	Total Investments — 102.9% (Cost $5,029,109)	4,984,051
	Liabilities in Excess of Other Assets — (2.9)%	(141,908)
	NET ASSETS — 100.0%	$4,842,143

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   45

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 99.5%
	Asset-Backed Securities — 1.9%
959	Ameriquest Mortgage Securities, Inc., Series 2003-13, Class AF6, SUB, 5.09%, 01/25/34	912
129	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.35%, 02/25/13	114
	Bear Stearns Asset Backed Securities Trust,
1,344	Series 2003-SD2, Class 2A, VAR, 5.68%, 06/25/43	1,105
2,031	Series 2006-SD1, Class A, VAR, 2.84%, 04/25/36 (i)	1,434
	Capital One Auto Finance Trust,
615	Series 2007-C, Class A2B, VAR, 2.89%, 05/17/10	608
1,500	Series 2007-C, Class A3A, 5.13%, 04/16/12	1,413
880	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	884
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.15%, 06/15/39	1,281
570	CNH Equipment Trust, Series 2008-B, Class A3A, 4.78%, 07/16/12	566
901	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	891
	Countrywide Asset-Backed Certificates,
1,874	Series 2004-6, Class M1, VAR, 3.07%, 10/25/34 (i)	1,493
230	Series 2004-13, Class MV8, VAR, 4.17%, 01/25/35 (i)	61
872	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.24%, 01/25/36	819
138	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32 (i)	130
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	621
	Long Beach Mortgage Loan Trust,
68	Series 2004-2, Class B, VAR, 5.97%, 06/25/34 (e) (i)	2
76	Series 2004-5, Class M6, VAR, 4.97%, 09/25/34	11
1,000	MBNA Credit Card Master Note Trust, Series 2003-C1, Class C1, VAR, 4.17%, 06/15/12	975
2,060	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 3.97%, 03/25/33 (i)	1,510
1,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.50%, 11/25/33	816
1,500	Unipac IX LLC, 13.00%, 04/11/13 (f) (i)	1,455
373	Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.35%, 02/22/11	375
	Total Asset-Backed Securities (Cost $19,248)	17,476
	Collateralized Mortgage Obligations — 33.3%
	Agency CMO — 22.6%
1,411	Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.27%, 12/28/12	1,436
	Federal Home Loan Mortgage Corp. —Government National Mortgage Association,
332	Series 23, Class KZ, 6.50%, 11/25/23	348
2,226	Series 24, Class J, 6.25%, 11/25/23	2,284
393	Series 31, Class Z, 8.00%, 04/25/24	432
	Federal Home Loan Mortgage Corp. REMICS,
66	Series 11, Class D, 9.50%, 07/15/19	70
31	Series 38, Class D, 9.50%, 05/15/20	33
15	Series 81, Class A, 8.13%, 11/15/20	17
38	Series 84, Class F, 9.20%, 10/15/20	41
22	Series 109, Class I, 9.10%, 01/15/21	23
7	Series 198, Class Z, 8.50%, 09/15/22	8
221	Series 201, Class Z, 8.00%, 02/15/23	220
71	Series 1254, Class N, 8.00%, 04/15/22	71
269	Series 1316, Class Z, 8.00%, 06/15/22	282
83	Series 1343, Class LB, 7.50%, 08/15/22	83
166	Series 1456, Class Z, 7.50%, 01/15/23	167
1,000	Series 1543, Class VN, 7.00%, 07/15/23	1,053
49	Series 1556, Class H, 6.50%, 08/15/13	50
420	Series 1577, Class PV, 6.50%, 09/15/23	442
159	Series 1595, Class D, 7.00%, 10/15/13	166
95	Series 1611, Class JC, IF, 10.00%, 08/15/23	98
2,424	Series 1628, Class LZ, 6.50%, 12/15/23	2,531
76	Series 1630, Class PJ, 6.00%, 05/15/23	76
1,000	Series 1630, Class PK, 6.00%, 11/15/23	1,022
35	Series 1667, Class B, 6.00%, 01/15/09	35
16	Series 1671, Class QC, IF, 10.00%, 02/15/24	18
40	Series 1796, Class B, 6.50%, 12/15/08	40
234	Series 2022, Class PE, 6.50%, 01/15/28	244
1,757	Series 2033, Class K, 6.05%, 08/15/23	1,809
1,588	Series 2036, Class PG, 6.50%, 01/15/28	1,669
1,067	Series 2055, Class OE, 6.50%, 05/15/13	1,102
218	Series 2089, Class PJ, IO, 7.00%, 10/15/28	50
5,965	Series 2091, Class PG, 6.00%, 11/15/28	6,075
181	Series 2123, Class PE, 6.00%, 12/15/27	182

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
574	Series 2201, Class C, 8.00%, 11/15/29	607
152	Series 2261, Class ZY, 7.50%, 10/15/30	155
2,083	Series 2293, Class ZA, 6.00%, 03/15/31	2,128
330	Series 2297, Class NB, 6.00%, 03/15/16	342
337	Series 2310, Class Z, 6.00%, 04/15/31	344
124	Series 2313, Class LA, 6.50%, 05/15/31	129
1,019	Series 2325, Class JO, PO, 06/15/31	789
2,920	Series 2330, Class PE, 6.50%, 06/15/31	3,058
1,056	Series 2344, Class QG, 6.00%, 08/15/16	1,096
1,140	Series 2345, Class PQ, 6.50%, 08/15/16	1,195
948	Series 2368, Class TG, 6.00%, 10/15/16	983
1,884	Series 2394, Class MC, 6.00%, 12/15/16	1,954
710	Series 2399, Class PG, 6.00%, 01/15/17	738
300	Series 2410, Class QB, 6.25%, 02/15/32	303
1,000	Series 2430, Class WF, 6.50%, 03/15/32	1,040
1,738	Series 2466, Class DH, 6.50%, 06/15/32	1,809
2,000	Series 2543, Class YX, 6.00%, 12/15/32	1,968
641	Series 2557, Class WJ, 5.00%, 07/15/14	645
584	Series 2564, Class BM, 4.50%, 02/15/33	506
327	Series 2602, Class BX, 3.50%, 12/15/22	308
1,515	Series 2613, Class H, 4.50%, 05/15/18	1,435
2,000	Series 2617, Class GR, 4.50%, 05/15/18	1,919
1,277	Series 2630, Class KX, 4.05%, 06/15/18	1,177
6,306	Series 2636, Class Z, 4.50%, 06/15/18	6,055
7,782	Series 2641, Class SK, IF, IO, 4.68%, 01/15/18	745
920	Series 2656, Class AC, 6.00%, 08/15/33	950
1,375	Series 2656, Class PE, 4.50%, 07/15/18	1,313
2,323	Series 2658, Class A, 4.50%, 08/15/18	2,231
1,048	Series 2668, Class SB, IF, 5.01%, 10/15/15	996
2,682	Series 2686, Class GB, 5.00%, 05/15/20	2,711
602	Series 2686, Class SO, IF, 9.27%, 07/15/26	611
5,000	Series 2708, Class N, 4.00%, 11/15/18	4,677
2,000	Series 2716, Class UN, 4.50%, 12/15/23	1,853
574	Series 2717, Class BA, 6.00%, 11/15/30	588
472	Series 2755, Class SA, IF, 9.27%, 05/15/30	463
1,712	Series 2756, Class NA, 5.00%, 02/15/24	1,681
942	Series 2761, Class SM, IF, 9.27%, 01/15/33	866
3,000	Series 2762, Class LD, 5.00%, 10/15/27	3,038
2,000	Series 2764, Class OE, 4.50%, 03/15/19	1,914
2,000	Series 2764, Class UC, 5.00%, 05/15/27	2,025
1,121	Series 2776, Class SK, IF, 5.38%, 04/15/34	748
302	Series 2811, Class PO, PO, 06/15/34	152
451	Series 2827, Class SQ, IF, 7.50%, 01/15/19	470
6,404	Series 2864, Class NS, IF, IO, 4.63%, 09/15/34	669
4,430	Series 2888, Class IN, IO, 5.00%, 10/15/18	553
556	Series 2915, Class SY, IF, 10.08%, 01/15/35	473
2,582	Series 2942, Class ES, IF, IO, 4.18%, 03/15/35	229
546	Series 2958, Class KB, 5.50%, 04/15/35	555
6,882	Series 2994, Class SC, IF, IO, 3.13%, 02/15/33	442
1,280	Series 3005, Class PV, IF, 8.85%, 10/15/33	1,299
7,355	Series 3006, Class XD, IF, IO, 4.13%, 07/15/35	654
685	Series 3031, Class BN, IF, 12.07%, 08/15/35	567
982	Series 3059, Class B, 5.00%, 02/15/35	891
1,000	Series 3064, Class OG, 5.50%, 06/15/34	998
7,137	Series 3089, Class SI, IF, IO, 4.68%, 11/15/30	698
1,549	Series 3117, Class EO, PO, 02/15/36	1,195
2,911	Series 3134, Class PO, PO, 03/15/36	2,129
845	Series 3138, Class PO, PO, 04/15/36	619
1,683	Series 3152, Class MO, PO, 03/15/36	1,251
920	Series 3205, Class PA, 6.00%, 04/15/27	940
11,892	Series 3305, Class IW, IF, IO, 3.98%, 04/15/37	921
942	Series 3331, Class PO, PO, 06/15/37	703
264	Series 3436, Class GO, PO, 05/15/37	154
386	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	396
1,236	Federal National Mortgage Association Interest STRIPS, Series 266, Class 2, IO, 7.50%, 08/01/24	324
	Federal National Mortgage Association REMICS,
24	Series 1988-13, Class C, 9.30%, 05/25/18	27
245	Series 1989-72, Class E, 9.35%, 10/25/19	272
8	Series 1989-98, Class H, 11.50%, 12/25/19	9
14	Series 1990-1, Class D, 8.80%, 01/25/20	16
21	Series 1990-110, Class H, 8.75%, 09/25/20	23
13	Series 1990-117, Class E, 8.95%, 10/25/20	15
127	Series 1991-141, Class PZ, 8.00%, 10/25/21	138
66	Series 1992-31, Class M, 7.75%, 03/25/22	71
74	Series 1992-79, Class Z, 9.00%, 06/25/22	82
66	Series 1992-101, Class J, 7.50%, 06/25/22	67
731	Series 1992-188, Class PZ, 7.50%, 10/25/22	787
58	Series 1993-23, Class PZ, 7.50%, 03/25/23	63
483	Series 1993-56, Class PZ, 7.00%, 05/25/23	509
293	Series 1993-60, Class Z, 7.00%, 05/25/23	309
568	Series 1993-79, Class PL, 7.00%, 06/25/23	599
896	Series 1993-141, Class Z, 7.00%, 08/25/23	948
465	Series 1993-149, Class M, 7.00%, 08/25/23	490
196	Series 1993-160, Class AJ, 6.50%, 04/25/23	197
1,888	Series 1993-160, Class ZA, 6.50%, 09/25/23	1,982
155	Series 1993-165, Class SA, IF, 13.39%, 09/25/23	153

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   47

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
		Agency CMO — Continued
7		Series 1993-175, Class PG, 6.50%, 09/25/08	7
17		Series 1993-205, Class H, PO, 09/25/23	12
120		Series 1993-255, Class E, 7.10%, 12/25/23	129
353		Series 1993-257, Class C, PO, 06/25/23	306
646		Series 1994-1, Class L, 6.50%, 01/25/14	668
4,525		Series 1994-23, Class PX, 6.00%, 08/25/23	4,627
73		Series 1994-28, Class K, 6.50%, 08/25/23	73
6		Series 1994-32, Class Z, 6.50%, 03/25/09	6
223		Series 1994-65, Class PK, PO, 04/25/24	181
373		Series 1995-4, Class Z, 7.50%, 10/25/22	408
—	(h)	Series 1995-19, Class K, 6.50%, 09/25/08	—	(h)
649		Series 1995-19, Class Z, 6.50%, 11/25/23	686
192		Series 1996-59, Class K, 6.50%, 07/25/23	198
239		Series 1997-11, Class E, 7.00%, 03/18/27	251
90		Series 1997-27, Class J, 7.50%, 04/18/27	94
2,276		Series 1997-37, Class SM, IF, IO, 5.50%, 12/25/22	227
500		Series 1997-42, Class EG, 8.00%, 07/18/27	555
1,602		Series 1997-63, Class ZA, 6.50%, 09/18/27	1,674
2,337		Series 1999-47, Class JZ, 8.00%, 09/18/29	2,546
641		Series 2000-8, Class Z, 7.50%, 02/20/30	685
1,243		Series 2001-4, Class PC, 7.00%, 03/25/21	1,321
708		Series 2001-5, Class OW, 6.00%, 03/25/16	728
1,497		Series 2001-36, Class ST, IF, IO, 6.03%, 11/25/30	178
1,000		Series 2002-11, Class QG, 5.50%, 03/25/17	1,018
5,000		Series 2002-18, Class PC, 5.50%, 04/25/17	5,111
1,000		Series 2002-55, Class QE, 5.50%, 09/25/17	1,014
332		Series 2002-61, Class PE, 5.50%, 05/25/16	334
1,357		Series 2002-63, Class KC, 5.00%, 10/25/17	1,366
501		Series 2002-73, Class AN, 5.00%, 11/25/17	502
2,000		Series 2002-74, Class PD, 5.00%, 11/25/15	2,015
2,500		Series 2003-8, Class QD, 5.00%, 09/25/16	2,525
1,000		Series 2003-18, Class GT, 5.00%, 03/25/18	982
2,000		Series 2003-47, Class PE, 5.75%, 06/25/33	1,915
481		Series 2003-60, Class DA, 4.25%, 06/25/21	476
727		Series 2003-64, Class KS, IF, 6.48%, 07/25/18	660
2,178		Series 2003-73, Class GA, 3.50%, 05/25/31	2,061
2,000		Series 2003-83, Class PG, 5.00%, 06/25/23	1,976
106		Series 2003-91, Class SD, IF, 8.38%, 09/25/33	100
2,000		Series 2003-106, Class WE, 4.50%, 11/25/22	1,918
1,000		Series 2003-128, Class KE, 4.50%, 01/25/14	1,001
9,247		Series 2003-128, Class NG, 4.00%, 01/25/19	8,645
1,000		Series 2004-8, Class GD, 4.50%, 10/25/32	949
190		Series 2004-29, Class WS, IF, 6.49%, 02/25/19	166
1,000		Series 2004-21, Class AE, 4.00%, 04/25/19	923
224		Series 2004-22, Class A, 4.00%, 04/25/19	208
1,000		Series 2004-53, Class NC, 5.50%, 07/25/24	1,006
1,000		Series 2004-101, Class PD, 5.00%, 06/25/30	994
2,080		Series 2005-48, Class OM, 5.00%, 03/25/30	2,102
2,275		Series 2005-59, Class PC, 5.50%, 03/25/31	2,289
6,800		Series 2005-68, Class BC, 5.25%, 06/25/35	6,515
3,821		Series 2005-68, Class JK, 5.25%, 05/25/35	3,859
2,309		Series 2005-84, Class XM, 5.75%, 10/25/35	2,356
5,000		Series 2005-110, Class GJ, 5.50%, 11/25/30	5,092
1,000		Series 2005-116, Class PB, 6.00%, 04/25/34	1,029
907		Series 2006-22, Class AO, PO, 04/25/36	688
3,724		Series 2006-46, Class LI, IO, 6.00%, 02/25/34	635
1,918		Series 2006-59, Class QO, PO, 01/25/33	1,499
2,500		Series 2006-77, Class PC, 6.50%, 08/25/36	2,631
1,905		Series 2006-110, Class PO, PO, 11/25/36	1,395
8,977		Series 2007-22, Class SC, IF, IO, 3.61%, 03/25/37	577
1,842		Series 2007-68, Class IA, IO, 6.50%, 06/25/37	493
1,600		Series 2007-79, Class PC, 5.00%, 01/25/32	1,553
12,693		Series 2008-62, Class SM, IF, IO, 3.73%, 07/25/38	992
54		Series G-29, Class O, 8.50%, 09/25/21	57
283		Series G92-15, Class Z, 7.00%, 01/25/22	290
34		Series G92-30, Class Z, 7.00%, 06/25/22	36
71		Series G92-62, Class B, PO, 10/25/22	60
545		Federal National Mortgage Association Whole Loan, Series 2004-W2, Class 2A2, 7.00%, 02/25/44	584
		Government National Mortgage Association,
274		Series 1997-7, Class ZA, 9.00%, 05/16/27	308
319		Series 1997-8, Class PN, 7.50%, 05/16/27	335
76		Series 1999-43, Class TA, IF, 9.35%, 11/16/29	78
784		Series 1999-44, Class ZG, 8.00%, 12/20/29	831
1,392		Series 2000-1, Class PK, 8.00%, 01/16/30	1,477
463		Series 2000-9, Class Z, 8.00%, 06/20/30	502
378		Series 2000-26, Class Z, 7.75%, 09/20/30	377
2,762		Series 2002-4, Class TD, 7.00%, 01/20/32	2,903
2,001		Series 2002-45, Class QE, 6.50%, 06/20/32	2,080
112		Series 2002-47, Class HM, 6.00%, 07/16/32	115
3,177		Series 2003-4, Class TI, IO, 5.50%, 05/16/31	391
560		Series 2003-116, Class JO, PO, 12/20/33	281
13,793		Series 2004-59, Class SG, IF, IO, 4.03%, 07/20/34	1,307
14,045		Series 2004-68, Class SA, IF, IO, 4.33%, 05/20/31	1,165

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
94	Series 2004-73, Class AE, IF, 9.77%, 08/17/34	93
9,606	Series 2004-105, Class SN, IF, IO, 3.63%, 12/20/34	650
942	Series 2005-56, Class IC, IO, 5.50%, 07/20/35	250
947	Series 2007-17, Class JO, PO, 04/16/37	698
651	Series 2008-34, Class OC, PO, 06/20/37	382
1,282	Series 2008-43, Class NA, 5.50%, 11/20/37	1,295
	Vendee Mortgage Trust,
1,583	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,677
4,191	Series 1998-1, Class 2E, 7.00%, 03/15/28	4,417
370	Series 1999-1, Class 2Z, 6.50%, 01/15/29	388
		214,466
	Non-Agency CMO — 10.7%
394	ABN Amro Mortgage Corp., Series 2003-7, Class A3, 4.50%, 07/25/18	363
4,943	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.85%, 09/25/35	3,728
1,490	AmeriCredit Automobile Receivables Trust, Series 2008-AF, Class A4, 6.96%, 10/14/14	1,423
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.50%, 08/25/35	1,248
862	Series 2005-7, Class 30PO, PO, 11/25/35	448
2,769	Series 2005-E, Class 4A1, VAR, 4.14%, 03/20/35	2,571
	Banc of America Mortgage Securities, Inc.,
1,111	Series 2003-7, Class A2, 4.75%, 09/25/18	1,046
1,070	Series 2004-2, Class 2A4, 5.50%, 03/25/34	842
6,082	Series 2004-3, Class 2A1, 5.50%, 04/25/34	5,568
1,000	Series 2004-7, Class 2A2, 5.75%, 08/25/34	916
549	Series 2004-8, Class XPO, PO, 10/25/34	304
122	Series 2004-11, Class 15PO, PO, 01/25/20	81
393	Series 2005-1, Class 15PO, PO, 02/25/20	255
504	Series 2005-1, Class 1A17, 5.50%, 02/25/35	432
494	Series 2005-10, Class 15PO, PO, 11/25/20	321
736	Series 2005-11, Class 15PO, PO, 12/25/20	473
1,090	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.96%, 10/25/33 (i)	1,065
17	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.68%, 03/25/31	16
2,198	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 10/25/33	2,112
1,933	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 3A1, 4.75%, 01/25/34	1,879
239	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class PO3, PO, 12/25/18	167
	Countrywide Alternative Loan Trust,
827	Series 2003-J3, Class 2A1, 6.25%, 12/25/33 (i)	814
3,715	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	3,604
500	Series 2004-18CB, Class 2A4, 5.70%, 09/25/34	441
2,247	Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	1,819
1,165	Series 2005-5R, Class A1, 5.25%, 12/25/18	1,128
800	Series 2005-23CB, Class A2, 5.50%, 07/25/35	492
5,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	3,853
2,000	Series 2005-86CB, Class A11, 5.50%, 02/25/36	1,522
61	Series 2005-J1, Class 4A1, 6.00%, 08/25/17	57
556	Series 2005-J6, Class 2A1, 5.50%, 07/25/25	475
100	Series 2005-J7, Class 1A9, 5.50%, 07/25/35	64
	Countrywide Home Loan Mortgage Pass-Through Trust,
219	Series 2002-35, Class 2A10, 6.00%, 02/25/33	222
257	Series 2002-39, Class A17, 5.00%, 02/25/33	255
309	Series 2003-J7, Class 2A13, 5.00%, 08/25/33	234
1,455	Series 2004-3, Class A25, 5.75%, 04/25/34	1,340
135	Series 2005-13, Class A1, 5.50%, 06/25/35	134
3,222	Series 2005-22, Class 2A1, VAR, 5.26%, 11/25/35	2,426
	CS First Boston Mortgage Securities Corp.,
4,969	Series 2004-4, Class 5A4, IF, IO, 5.08%, 08/25/34	334
1,000	Series 2005-1, Class 1A16, 5.50%, 02/25/35	899
881	Series 2005-10, Class 6A13, 5.50%, 11/25/35	656
500	Series 2005-10, Class 10A4, 6.00%, 11/25/35	374
260	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	136
960	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, VAR, 5.31%, 09/25/34	857
1,042	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.91%, 02/25/35	988
	GSR Mortgage Loan Trust,
1,200	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	1,079
1,000	Series 2007-2F, Class 2A7, 5.75%, 02/25/37	720
1,373	Impac CMB Trust, Series 2004-10, Class 3A2, VAR, 2.87%, 03/25/35	875
45	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.50%, 08/25/33	35
1,830	JP Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	1,390

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   49

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
		Non-Agency CMO — Continued
839		MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.89%, 04/21/34	779
		MASTR Alternative Loans Trust,
441		Series 2003-8, Class 3A1, 5.50%, 12/25/33	378
89		Series 2004-6, Class 6A1, 6.50%, 07/25/34	69
119		Series 2004-7, Class 3A1, 6.50%, 08/25/34	92
291		Series 2004-7, Class 30PO, PO, 08/25/34	169
1,529		Series 2004-8, Class 6A1, 5.50%, 09/25/19	1,458
3,255		Series 2004-10, Class 1A1, 4.50%, 09/25/19	2,927
672		Series 2004-11, Class 8A3, 5.50%, 11/25/19	617
123		Series 2005-1, Class 5A1, 5.50%, 01/25/20	112
		MASTR Asset Securitization Trust,
948		Series 2003-4, Class 2A2, 5.00%, 05/25/18	946
241		Series 2003-6, Class 8A1, 5.50%, 07/25/33	219
1,210		Series 2003-10, Class 3A1, 5.50%, 11/25/33	1,098
1,020		Series 2003-11, Class 3A1, 4.50%, 12/25/18	938
309		Series 2004-6, Class 15PO, PO, 05/25/19	205
606		Series 2004-8, Class PO, PO, 08/25/19	406
780		Series 2004-10, Class 1A1, 4.50%, 10/25/19	717
734		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	486
3,473		Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 2.75%, 08/25/35 (i)	2,407
672		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 2.79%, 02/25/35	567
		Nomura Asset Acceptance Corp.,
513		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	520
1,939		Series 2005-AR1, Class 1A1, VAR, 5.08%, 02/25/35 (i)	1,249
		Paine Webber CMO Trust,
21		Series H, Class 4, 8.75%, 04/01/18	22
—	(h)	Series J, Class 3, 8.80%, 05/01/18	1
19		Series L, Class 4, 8.95%, 07/01/18	20
		Residential Accredit Loans, Inc.,
1,868		Series 2003-QS14, Class A1, 5.00%, 07/25/18	1,721
1,550		Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,462
1,003		Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	729
4,000		Series 2005-QS5, Class A4, 5.75%, 04/25/35	2,440
500		Residential Asset Securitization Trust, Series 2006-A6, Class 2A13, 6.00%, 07/25/36	361
		Residential Funding Mortgage Securities I,
1,204		Series 2003-S07, Class A17, 4.00%, 05/25/33	1,077
2,023		Series 2004-S04, Class 2A7, 4.50%, 04/25/19	1,945
834		Series 2005-SA4, Class 1A1, VAR, 5.02%, 09/25/35	776
3,520		Series 2006-S01, Class 1A8, 5.75%, 01/25/36	2,184
774		Residential Funding Securities LLC, Series 2003-RM2, Class AII, 5.00%, 05/25/18	760
966		Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A, VAR, 6.05%, 10/25/34	735
		Structured Asset Securities Corp.,
668		Series 2003-21, Class 1A3, 5.50%, 07/25/33	645
1,291		Series 2003-31A, Class B1, VAR, 4.85%, 10/25/33 (i)	1,109
		WaMu Mortgage Pass-Through Certificates,
1,429		Series 2002-S4, Class A4, 6.50%, 10/19/29	1,418
1,084		Series 2002-S8, Class 2A7, 5.25%, 01/25/18	1,039
515		Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	479
1,168		Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	1,059
1,900		Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.50%, 06/25/35	1,453
		Wells Fargo Mortgage Backed Securities Trust,
705		Series 2003-8, Class A9, 4.50%, 08/25/18	665
388		Series 2003-10, Class A1, 4.50%, 09/25/18	356
500		Series 2003-11, Class 1A4, 4.75%, 10/25/18	487
406		Series 2003-17, Class 2A9, PO, 01/25/34	126
1,003		Series 2003-18, Class A1, 5.50%, 12/25/33	908
320		Series 2004-DD, Class 2A8, VAR, 4.49%, 01/25/35	208
1,469		Series 2004-EE, Class 3A1, VAR, 4.09%, 12/25/34	1,367
1,021		Series 2004-P, Class 2A1, VAR, 4.24%, 09/25/34	952
263		Series 2004-Q, Class 1A3, VAR, 4.88%, 09/25/34	244
1,671		Series 2004-Q, Class 2A2, VAR, 4.87%, 09/25/34	1,481
2,475		Series 2004-S, Class A5, VAR, 3.55%, 09/25/34	2,428
2,175		Series 2005-9, Class 2A10, 5.25%, 10/25/35	1,573
1,101		Series 2006-AR11, Class A4, VAR, 5.52%, 08/25/36	1,057
			102,127
		Total Collateralized Mortgage Obligations (Cost $326,405)	316,593

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — 2.8%
2,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	1,937
	Bear Stearns Commercial Mortgage Securities,
1,000	Series 2004-T14, Class A3, 4.80%, 01/12/41 (y)	988
640	Series 2005-PWR7, Class A3, VAR, 5.12%, 02/11/41	602
2,570	Series 2006-PW11, Class A4, VAR, 5.62%, 03/11/39	2,385
274	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	274
	DLJ Commercial Mortgage Corp.,
3,784	Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	3,832
1,898	Series 2000-CF1, Class A1B, 7.62%, 06/10/33	1,960
2,915	Federal Express Corp. 1996 Pass Through Trust, Series A-1, 7.85%, 01/30/15	3,039
1,317	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, 01/12/43	1,348
580	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, VAR, 6.32%, 04/15/41	542
1,750	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4, VAR, 5.29%, 01/12/44	1,652
1,750	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.60%, 02/12/39	1,620
1,695	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.68%, 08/12/41	1,689
3,250	TIAA Seasoned Commercial Mortgage Trust, Class A3, VAR, 6.09%, 08/15/39	3,131
2,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	1,975
	Total Commercial Mortgage-Backed Securities (Cost $27,908)	26,974
	Corporate Bonds — 38.2%
	Aerospace & Defense — 0.8%
1,000	Esterline Technologies Corp., 6.63%, 03/01/17	970
1,250	Honeywell International, Inc., 5.30%, 03/01/18	1,240
1,500	L-3 Communications Corp., 6.38%, 10/15/15	1,436
1,000	McDonnell Douglas Corp., 9.75%, 04/01/12	1,161
750	Moog, Inc., 6.25%, 01/15/15	709
879	Systems 2001 AT LLC, (Cayman Islands), 7.16%, 12/15/11 (e)	912
1,150	United Technologies Corp., 6.13%, 07/15/38	1,155
		7,583
	Air Freight & Logistics — 0.2%
1,000	Federal Express Corp., 9.65%, 06/15/12	1,139
925	United Parcel Service, Inc., 5.50%, 01/15/18	948
		2,087
	Airlines — 0.4%
	American Airlines, Inc.,
500	6.82%, 05/23/11 (c)	383
934	10.18%, 01/02/13 (i)	625
	Continental Airlines, Inc.,
355	7.88%, 07/02/18 (c)	243
248	9.56%, 09/01/19 (c) (i)	182
429	9.80%, 04/01/21	301
	Delta Air Lines, Inc.,
225	7.11%, 09/18/11	207
96	8.30%, 08/10/22	71
97	8.95%, 08/10/14 (i)	71
610	10.00%, 12/05/14 (d) (e)	268
1,493	United Airlines, Inc., 7.34%, 07/02/19 (e)	1,030
		3,381
	Auto Components — 0.0% (g)
399	American Tire Distributors, Inc., 10.75%, 04/01/13 (c)	341
1,000	Delphi Corp., 7.13%, 05/01/29 (c) (d)	125
		466
	Automobiles — 0.2%
2,000	Daimler Finance North America LLC, 7.30%, 01/15/12	2,091
500	Ford Motor Co., 9.22%, 09/15/21	275
		2,366
	Beverages — 0.5%
	Anheuser-Busch Cos, Inc.,
325	5.50%, 01/15/18	304
550	5.75%, 04/01/36	451
	Coca-Cola Enterprises, Inc.,
400	6.95%, 11/15/26	431
1,023	8.50%, 02/01/12	1,146
	Constellation Brands, Inc.,
1,500	7.25%, 05/15/17 (c)	1,470
300	8.38%, 12/15/14 (c)	310
575	Diageo Finance BV, (Netherlands), 5.30%, 10/28/15	567
		4,679

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   51

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Biotechnology — 0.1%
1,000	FMC Finance III S.A., (Luxembourg), 6.88%, 07/15/17 (c)	960
	Building Products — 0.1%
1,500	Associated Materials, Inc., SUB, 0.00%, 03/01/14 (c)	1,005
	Capital Markets — 3.3%
	Bear Stearns Cos., Inc. (The),
2,000	4.50%, 10/28/10 (y)	1,995
940	6.40%, 10/02/17 (y)	924
370	7.25%, 02/01/18 (y)	384
1,610	Credit Suisse, (Switzerland), 5.00%, 05/15/13	1,568
	Credit Suisse USA, Inc.,
500	5.50%, 08/15/13 (c)	498
1,690	6.13%, 11/15/11	1,741
1,000	FMR LLC, 4.75%, 03/01/13 (e)	994
	Goldman Sachs Group, Inc. (The),
650	5.15%, 01/15/14	622
780	5.25%, 10/15/13	763
450	5.75%, 10/01/16	427
2,070	5.95%, 01/18/18	1,958
2,000	6.60%, 01/15/12	2,070
530	6.75%, 10/01/37	466
1,500	6.88%, 01/15/11	1,556
	Lehman Brothers Holdings, Inc.,
235	3.60%, 03/13/09	232
1,000	5.75%, 05/17/13	922
950	6.50%, 07/19/17	841
750	6.88%, 07/17/37	614
295	8.50%, 08/01/15	303
	Merrill Lynch & Co., Inc.,
1,900	4.13%, 01/15/09	1,883
1,100	4.79%, 08/04/10	1,072
900	5.70%, 05/02/17	762
1,700	6.88%, 04/25/18	1,566
	Morgan Stanley,
1,750	4.25%, 05/15/10	1,727
1,000	5.30%, 03/01/13	949
1,000	6.60%, 04/01/12	1,005
300	6.63%, 04/01/18	279
1,850	6.75%, 04/15/11	1,884
	UBS AG, (Switzerland),
900	5.75%, 04/25/18	861
450	5.88%, 12/20/17	439
		31,305
	Chemicals — 1.4%
1,000	Air Products & Chemicals, Inc., 4.15%, 02/01/13	979
250	Airgas, Inc., 7.13%, 10/01/18 (e)	253
1,000	Dow Capital BV, (Netherlands), 8.50%, 06/08/10	1,062
	EI Du Pont de Nemours & Co.,
2,055	4.13%, 03/06/13	2,002
500	6.00%, 07/15/18	510
1,000	Monsanto Co., 7.38%, 08/15/12	1,107
	Mosaic Co. (The),
875	7.38%, 12/01/14 (e)	905
625	7.87%, 12/01/16 (e)	657
750	PolyOne Corp., 8.88%, 05/01/12	748
	Potash Corp. of Saskatchewan, (Canada),
450	4.88%, 03/01/13	442
1,473	7.75%, 05/31/11	1,588
	Praxair, Inc.,
735	4.63%, 03/30/15	705
650	5.25%, 11/15/14	647
1,000	6.38%, 04/01/12	1,065
945	Westlake Chemical Corp., 6.63%, 01/15/16	803
		13,473
	Commercial Banks — 3.5%
250	Bankers Trust Corp., 7.25%, 10/15/11	268
	Barclays Bank plc, (United Kingdom),
900	5.45%, 09/12/12	899
980	6.05%, 12/04/17 (e)	925
1,000	BB&T Corp., 6.50%, 08/01/11	1,004
1,750	Branch Banking & Trust Co., 4.88%, 01/15/13	1,628
1,000	Fifth Third Bancorp, 5.45%, 01/15/17	740
1,000	FleetBoston Financial Corp., 7.38%, 12/01/09	1,034
400	HSBC Holdings plc, (United Kingdom), 7.35%, 11/27/32	385
2,000	Huntington National Bank (The), 8.00%, 04/01/10	2,021
700	KeyBank N.A., 5.70%, 08/15/12 (c)	604
720	Keycorp, 6.50%, 05/14/13	596
1,000	M&T Bank Corp., 6.63%, 12/04/17	831
	Marshall & Ilsley Corp.,
1,740	4.38%, 08/01/09	1,694
370	5.35%, 04/01/11	352
500	Mellon Funding Corp., 6.38%, 02/15/10	516
	National City Bank,
1,500	4.63%, 05/01/13	973
145	VAR, 2.90%, 01/21/10	122

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Banks — Continued
200	National City Corp., 3.13%, 04/30/09	188
1,500	National Westminster Bank plc, (United Kingdom), 7.38%, 10/01/09	1,532
1,250	PNC Funding Corp., 5.25%, 11/15/15	1,169
1,170	Regions Financial Corp., 7.38%, 12/10/37	765
1,085	Royal Bank of Canada, (Canada), 3.88%, 05/04/09	1,089
2,500	SunTrust Banks, Inc., 6.00%, 02/15/26	2,071
500	UnionBanCal Corp., 5.25%, 12/16/13	472
2,000	US Bancorp, 7.50%, 06/01/26	2,150
350	VTB Capital S.A., (Russia), 6.25%, 06/30/35	311
	Wachovia Bank N.A.,
2,110	5.60%, 03/15/16	1,815
500	6.60%, 01/15/38	392
1,535	Wachovia Corp., 5.75%, 02/01/18	1,302
	Wells Fargo & Co.,
1,000	4.20%, 01/15/10	1,006
1,100	5.30%, 08/26/11	1,120
1,665	5.63%, 12/11/17	1,600
500	6.38%, 08/01/11	522
1,000	Wells Fargo Bank N.A., 6.45%, 02/01/11	1,047
		33,143
	Commercial Services & Supplies — 0.5%
	Allied Waste North America, Inc.,
800	6.88%, 06/01/17 (c)	788
1,009	7.13%, 05/15/16	1,019
	Corrections Corp. of America,
750	6.25%, 03/15/13 (c)	735
1,050	6.75%, 01/31/14	1,042
300	Pitney Bowes, Inc., 3.88%, 06/15/13	287
	Quebecor World Capital Corp., (Canada),
500	6.13%, 11/15/13 (d)	179
500	8.75%, 03/15/16 (c) (d)	221
		4,271
	Communications Equipment — 0.3%
	Cisco Systems, Inc.,
328	5.25%, 02/22/11	339
2,430	5.50%, 02/22/16	2,469
		2,808
	Computers & Peripherals — 0.4%
	Hewlett-Packard Co.,
500	5.40%, 03/01/17	495
250	5.50%, 03/01/18	246
	International Business Machines Corp.,
1,300	5.70%, 09/14/17	1,326
650	7.00%, 10/30/25	716
1,000	Seagate Technology HDD Holdings, (Cayman Islands), 6.80%, 10/01/16	892
		3,675
	Consumer Finance — 0.5%
835	American Express Credit Corp., 7.30%, 08/20/13	848
	Capital One Financial Corp.,
500	6.25%, 11/15/13	473
450	6.75%, 09/15/17	430
1,000	GMAC LLC, 7.25%, 03/02/11	667
	HSBC Finance Corp.,
1,000	5.00%, 06/30/15	954
500	6.38%, 11/27/12	511
265	John Deere Capital Corp., 5.35%, 04/03/18	262
1,225	SLM Corp., 4.00%, 01/15/10	1,103
		5,248
	Containers & Packaging — 0.3%
750	Ball Corp., 6.88%, 12/15/12 (c)	754
675	Cascades, Inc., (Canada), 7.25%, 02/15/13	570
	Constar International, Inc.,
750	11.00%, 12/01/12 (c)	272
2,000	VAR, 6.18%, 02/15/12	1,600
250	Portola Packaging, Inc., 8.25%, 02/01/12 (c)	73
		3,269
	Diversified Consumer Services — 0.4%
250	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	227
500	Mac-Gray Corp., 7.63%, 08/15/15	476
	Service Corp. International,
500	6.75%, 04/01/15 (c)	466
400	7.00%, 06/15/17	373
500	Sotheby’s, 7.75%, 06/15/15 (e)	485
1,583	Stewart Enterprises, Inc. , 6.25%, 02/15/13	1,528
		3,555
	Diversified Financial Services — 3.9%
	Associates Corp. of North America,
500	7.95%, 02/15/10	514
2,000	8.15%, 08/01/09	2,056
	Bank of America Corp.,
1,500	6.98%, 03/07/37	1,581
1,000	7.40%, 01/15/11	1,047

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   53

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Diversified Financial Services — Continued
2,900	7.80%, 02/15/10	3,022
500	7.80%, 09/15/16	527
435	Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	436
	Caterpillar Financial Services Corp.,
800	4.85%, 12/07/12	808
850	5.45%, 04/15/18	846
	CIT Group, Inc.,
350	5.00%, 02/13/14	252
1,000	5.00%, 02/01/15	704
1,325	6.88%, 11/01/09 (c)	1,274
785	7.63%, 11/30/12	666
	Citigroup, Inc.,
1,550	5.50%, 02/15/17	1,356
1,350	6.00%, 08/15/17	1,252
625	6.13%, 08/25/36	510
1,125	6.88%, 03/05/38	1,084
1,490	CME Group, Inc., 5.40%, 08/01/13	1,492
	General Electric Capital Corp.,
1,000	4.38%, 11/21/11	1,014
1,115	5.63%, 05/01/18	1,084
2,910	5.88%, 02/15/12	3,004
3,000	5.88%, 01/14/38	2,701
1,540	6.00%, 06/15/12	1,598
1,750	6.13%, 02/22/11	1,835
1,100	6.75%, 03/15/32	1,112
	International Lease Finance Corp.,
210	5.88%, 05/01/13	184
445	6.38%, 03/15/09	445
1,000	Milacron Escrow Corp., 11.50%, 05/15/11	780
260	National Gas Co of Trinidad & Tobago Ltd., (Trinidad and Tobago), 6.05%, 01/15/36	242
	National Rural Utilities Cooperative Finance Corp.,
385	4.75%, 03/01/14	377
400	7.25%, 03/01/12	427
375	Southern Star Central Corp., 6.75%, 03/01/16 (c)	350
	Textron Financial Corp.,
1,615	4.60%, 05/03/10	1,609
500	5.40%, 04/28/13	502
		36,691
	Diversified Telecommunication Services — 2.0%
900	AT&T Corp., 8.00%, 11/15/31	1,029
	AT&T, Inc.,
215	5.60%, 05/15/18	211
2,500	6.30%, 01/15/38	2,357
	BellSouth Corp.,
1,285	5.20%, 09/15/14	1,275
100	6.88%, 10/15/31	101
1,800	Cincinnati Bell, Inc., 7.25%, 07/15/13	1,730
1,000	Deutsche Telekom International Finance BV, (Netherlands), 8.75%, 06/15/30	1,102
1,500	Frontier Communications Corp., 6.25%, 01/15/13	1,433
314	Nynex Corp., 9.55%, 05/01/10	322
	Qwest Corp.,
1,000	7.88%, 09/01/11	992
250	8.88%, 03/15/12	252
	Sprint Capital Corp.,
370	8.38%, 03/15/12	373
800	8.75%, 03/15/32	778
500	Telecom Italia Capital S.A., (Luxembourg), 5.25%, 11/15/13	468
1,250	TELUS Corp., (Canada), 8.00%, 06/01/11	1,338
267	United Telephone Co. of Florida, 8.38%, 01/15/25	249
400	Verizon Communications, Inc., 6.90%, 04/15/38	396
500	Verizon New York, Inc., 6.13%, 01/15/10	509
2,000	Verizon Pennsylvania, Inc., 8.35%, 12/15/30	2,225
	Windstream Corp.,
525	8.13%, 08/01/13	520
1,250	8.63%, 08/01/16	1,237
		18,897
	Electric Utilities — 2.6%
500	Alabama Power Co., 6.13%, 05/15/38	504
	Carolina Power & Light Co.,
1,250	5.13%, 09/15/13	1,280
500	6.30%, 04/01/38	503
1,000	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	975
	Duke Energy Carolinas LLC,
1,000	5.63%, 11/30/12	1,036
1,100	6.05%, 04/15/38	1,072
	Edison Mission Energy,
500	7.00%, 05/15/17 (c)	479
800	7.20%, 05/15/19	768
500	7.75%, 06/15/16	500

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Electric Utilities — Continued
1,170	Florida Power & Light Co., 5.95%, 02/01/38	1,159
	Florida Power Corp.,
425	4.80%, 03/01/13	429
110	5.65%, 06/15/18	112
210	6.40%, 06/15/38	214
399	FPL Energy National Wind, 6.13%, 03/25/19 (e)	399
275	FPL Group Capital, Inc., 5.35%, 06/15/13	282
870	Georgia Power Co., 5.40%, 06/01/18	866
100	Ipalco Enterprises, Inc., 7.25%, 04/01/16 (e)	100
855	Midamerican Energy Co., 5.30%, 03/15/18	832
800	Midamerican Funding LLC, 6.75%, 03/01/11	846
1,044	Midwest Generation LLC, 8.56%, 01/02/16	1,077
2,013	Mirant Mid Atlantic LLC, 9.13%, 06/30/17	2,179
1,000	Pacific Gas & Electric Co., 5.63%, 11/30/17	997
	Pacificorp,
1,900	5.75%, 04/01/37	1,735
250	7.24%, 08/16/23	282
	Peco Energy Co.,
1,870	5.35%, 03/01/18	1,852
500	5.95%, 11/01/11	519
360	Potomac Electric Power Co., 6.50%, 11/15/37	357
1,400	PSEG Power LLC, 7.75%, 04/15/11	1,478
35	Public Service Co. of Colorado, 6.50%, 08/01/38	36
200	Public Service Co. of New Mexico, 7.95%, 05/15/18	198
1,100	Public Service Co. of Oklahoma, 6.63%, 11/15/37	1,046
145	Public Service Electric & Gas Co., 5.30%, 05/01/18	144
	Southern California Edison Co.,
450	5.55%, 01/15/37	422
285	5.95%, 02/01/38	283
		24,961
	Electrical Equipment — 0.1%
500	Belden, Inc., 7.00%, 03/15/17	473
	Electronic Equipment & Instruments — 0.3%
750	Arrow Electronics, Inc., 6.88%, 07/01/13	773
1,250	Flextronics International Ltd., (Singapore), 6.25%, 11/15/14 (c)	1,153
750	Sanmina-SCI Corp., VAR, 5.53%, 06/15/14 (e)	694
		2,620
	Energy Equipment & Services — 0.7%
	Bristow Group, Inc.,
500	6.13%, 06/15/13	470
1,100	7.50%, 09/15/17	1,056
451	Complete Production Services, Inc., 8.00%, 12/15/16 (c)	443
1,000	Key Energy Services, Inc., 8.38%, 12/01/14 (e)	1,007
1,545	Oslo Seismic Services, Inc., 8.28%, 06/01/11	1,591
500	PHI, Inc., 7.13%, 04/15/13	471
1,250	Pride International, Inc., 7.38%, 07/15/14	1,269
		6,307
	Food & Staples Retailing — 0.3%
1,000	Kroger Co. (The), 8.05%, 02/01/10	1,044
	Wal-Mart Stores, Inc.,
500	5.25%, 09/01/35	435
1,000	6.20%, 04/15/38	989
260	7.55%, 02/15/30	299
		2,767
	Food Products — 0.8%
893	Eurofresh, Inc., 11.50%, 01/15/13 (c) (e)	598
360	General Mills, Inc., 5.65%, 09/10/12	369
1,000	Grand Metropolitan Investment Corp., 7.45%, 04/15/35	1,100
1,000	Kellogg Co., 5.13%, 12/03/12	1,015
	Kraft Foods, Inc.,
800	6.13%, 02/01/18	786
575	6.88%, 02/01/38	562
1,700	Land O’ Lakes, Inc., 9.00%, 12/15/10	1,751
	Smithfield Foods, Inc.,
1,000	7.75%, 05/15/13	930
750	7.75%, 07/01/17	671
		7,782
	Gas Utilities — 1.0%
575	Atmos Energy Corp., 5.13%, 01/15/13 (c)	565
570	CenterPoint Energy Resources Corp., 6.63%, 11/01/37	516
750	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/08/16	734
1,000	KeySpan Gas East Corp., 7.88%, 02/01/10	1,046
500	Pacific Energy Partners LP/Pacific Energy Finance Corp., 7.13%, 06/15/14	501
850	Schlumberger Technology Corp., 6.50%, 04/15/12 (e)	915
835	Southern California Gas Co., 4.38%, 01/15/11	838
210	Texas Eastern Transmission LP, 7.30%, 12/01/10	221

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   55

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Gas Utilities — Continued
	TransCanada Pipelines Ltd., (Canada),
1,495	4.00%, 06/15/13	1,418
1,000	6.20%, 10/15/37	902
	Williams Partners LP/Williams Partners Finance Corp.,
1,147	7.25%, 02/01/17	1,150
500	7.50%, 06/15/11	518
		9,324
	Health Care Equipment & Supplies — 0.2%
1,550	Baxter International, Inc., 4.63%, 03/15/15	1,505
750	Medtronic, Inc., 4.75%, 09/15/15	741
		2,246
	Health Care Providers & Services — 0.2%
750	Community Health Systems, Inc., 8.88%, 07/15/15 (c)	758
350	Fresenius Medical Care Capital Trust IV, 7.88%, 06/15/11	359
	HCA, Inc.,
160	9.13%, 11/15/14 (c)	164
440	9.25%, 11/15/16	453
		1,734
	Hotels, Restaurants & Leisure — 1.1%
750	Host Hotels & Resorts LP, 6.88%, 11/01/14	673
1,000	Host Marriott LP, 7.00%, 08/15/12 (c)	935
1,810	Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 (e)	1,321
3,775	McDonald’s Corp., 4.30%, 03/01/13	3,764
1,800	MGM Mirage, Inc., 6.88%, 04/01/16	1,427
900	Seminole Hard Rock Entertainment, Inc., VAR, 5.28%, 03/15/14 (e)	720
1,000	Speedway Motorsports, Inc., 6.75%, 06/01/13	953
350	Wynn Las Vegas Capital Corp., 6.63%, 12/01/14	319
		10,112
	Household Durables — 0.3%
1,500	K Hovnanian Enterprises, Inc., 11.50%, 05/01/13 (e)	1,532
	KB Home,
1,000	5.75%, 02/01/14	833
415	5.88%, 01/15/15	340
750	Meritage Homes Corp., 7.00%, 05/01/14 (c)	596
		3,301
	Household Products — 0.2%
375	Jarden Corp., 7.50%, 05/01/17 (c)	334
915	Procter & Gamble Co. — ESOP, 9.36%, 01/01/21	1,135
500	Spectrum Brands, Inc., PIK, 11.50%, 10/02/13 (c)	350
		1,819
	Independent Power Producers & Energy Traders — 0.1%
463	FPL Energy Wind Funding LLC, 6.88%, 06/27/17 (e)	469

	Industrial Conglomerates — 0.2%
600	JB Poindexter & Co., Inc., 8.75%, 03/15/14 (c)	450
1,830	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.75%, 10/17/16 (e)	1,842
		2,292
	Insurance — 2.2%
419	AIG SunAmerica, Inc., 8.13%, 04/28/23	434
515	Allstate Life Global Funding Trusts, 5.38%, 04/30/13	514
	American International Group, Inc.,
1,000	4.25%, 05/15/13	887
435	5.60%, 10/18/16	368
1,350	Berkshire Hathaway Finance Corp., 4.20%, 12/15/10 (c)	1,373
315	Chubb Corp., 5.75%, 05/15/18	302
1,800	Crum & Forster Holdings Corp., 7.75%, 05/01/17	1,652
855	Genworth Global Funding Trusts, 5.20%, 10/08/10	857
1,650	Jackson National Life Global Funding, 5.38%, 05/08/13 (e)	1,630
1,000	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	997
2,550	MetLife Life and Annuity Co. of Connecticut, 5.13%, 08/15/14 (e)	2,354
	Metropolitan Life Global Funding I,
875	5.20%, 09/18/13 (e)	866
600	5.75%, 07/25/11 (e)	608
1,680	New York Life Global Funding, 4.65%, 05/09/13 (e)	1,680
770	Pacific Life Global Funding, 5.15%, 04/15/13 (e)	770
300	Principal Life Global Funding I, 5.25%, 01/15/13 (e)	298
	Principal Life Income Funding Trusts,
320	5.15%, 06/17/11	321
2,050	5.30%, 12/14/12	2,041

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Insurance — Continued
2,100	Protective Life Secured Trusts, 4.00%, 04/01/11	2,067
400	Torchmark Corp., 7.88%, 05/15/23	431
400	Travelers Cos, Inc. (The), 5.80%, 05/15/18	384
		20,834
	IT Services — 0.1%
900	Electronic Data Systems Corp., 6.00%, 08/01/13	943
	Leisure Equipment & Products — 0.0% (g)
400	Brunswick Corp., 7.38%, 09/01/23	338
	Machinery — 0.4%
550	Eaton Corp., 5.60%, 05/15/18	546
255	Ingersoll-Rand Co., 7.20%, 06/01/25	289
424	Ormat Funding Corp., 8.25%, 12/30/20	408
	Parker Hannifin Corp.,
175	5.50%, 05/15/18	176
440	6.25%, 05/15/38	449
185	SPX Corp., 7.63%, 12/15/14 (c) (e)	190
500	Valmont Industries, Inc., 6.88%, 05/01/14	485
1,500	Wabtec Corp., 6.88%, 07/31/13 (c)	1,500
		4,043
	Marine — 0.1%
400	Stena AB, (Sweden), 7.50%, 11/01/13	390
750	Ultrapetrol Bahamas Ltd., (Bahamas), 9.00%, 11/24/14	703
		1,093
	Media — 2.0%
2,004	Adelphia Communications Corp., 9.38%, 11/15/09 (d)	168
500	Block Communications, Inc., 8.25%, 12/15/15 (e)	471
	CBS Corp.,
700	7.70%, 07/30/10	724
750	8.63%, 08/01/12	791
500	CCH I Holdings LLC / CCH I Holdings Capital Corp., 11.13%, 01/15/14 (c)	250
414	CCH I LLC / CCH I Capital Corp., 11.00%, 10/01/15 (c)	318
240	Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	286
1,500	Comcast Cable Holdings LLC, 9.80%, 02/01/12	1,687
850	Comcast Corp., 5.90%, 03/15/16	831
750	Dex Media West LLC/Dex Media Finance Co., 8.50%, 08/15/10	720
400	Dex Media, Inc., 8.00%, 11/15/13	236
	DirecTV Holdings LLC/DirecTV Financing Co.,
500	6.38%, 06/15/15	471
300	7.63%, 05/15/16 (e)	299
1,000	8.38%, 03/15/13	1,035
750	Echostar DBS Corp., 7.00%, 10/01/13	712
1,000	Historic TW, Inc., 9.15%, 02/01/23	1,145
	Lamar Media Corp.,
150	6.63%, 08/15/15 (c)	133
750	6.63%, 08/15/15	665
800	News America Holdings, Inc., 7.75%, 01/20/24	861
600	News America, Inc., 6.75%, 01/09/38	613
352	RH Donnelley, Inc., 11.75%, 05/15/15 (e)	259
405	Thomson Reuters Corp., (Canada), 5.95%, 07/15/13	411
	Time Warner Entertainment Co. LP,
400	8.38%, 03/15/23	437
1,000	8.88%, 10/01/12	1,090
750	10.15%, 05/01/12	854
1,800	Valassis Communications, Inc., 6.63%, 01/15/09 (c)	1,791
1,750	Videotron Ltee, (Canada), 6.88%, 01/15/14	1,700
		18,958
	Metals & Mining — 0.9%
370	Alcoa, Inc., 5.55%, 02/01/17	343
	BHP Billiton Finance USA Ltd., (Australia),
570	4.80%, 04/15/13	565
760	5.00%, 12/15/10	772
575	5.40%, 03/29/17	550
1,086	California Steel Industries, Inc., 6.13%, 03/15/14	947
750	FMG Finance Pty Ltd., (Australia), 10.63%, 09/01/16 (e)	840
781	Newmont Gold Co Pass Through Trust, 8.91%, 01/05/09	795
1,000	Rio Tinto Finance USA Ltd. , (Australia), 5.88%, 07/15/13	1,008
	Steel Dynamics, Inc.,
1,500	6.75%, 04/01/15	1,399
300	7.38%, 11/01/12	297
1,000	Wolverine Tube, Inc., 10.50%, 04/01/09 (c)	920
		8,436
	Multiline Retail — 0.1%
1,000	Nordstrom, Inc., 7.00%, 01/15/38	906

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   57

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Multiline Retail — Continued
310	Target Corp., 7.00%, 01/15/38	320
		1,226
	Multi-Utilities — 0.5%
140	Abu Dhabi National Energy Co., (United Arab Emirates), 6.60%, 08/01/13 (e)	142
1,591	AES Corp. (The), 8.75%, 05/15/13 (e)	1,646
400	Dominion Resources, Inc., 7.00%, 06/15/38	412
900	NorthWestern Corp., 5.88%, 11/01/14	891
750	Reliant Energy, Inc., 7.88%, 06/15/17 (c)	724
250	Sempra Energy, 6.15%, 06/15/18	248
		4,063
	Oil, Gas & Consumable Fuels — 1.8%
750	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	698
	Chesapeake Energy Corp.,
250	6.88%, 01/15/16 (c)	240
500	7.50%, 09/15/13 (c)	505
425	Conoco Funding Co., (Canada), 7.25%, 10/15/31	490
	ConocoPhillips,
600	5.90%, 05/15/38	591
3,000	8.75%, 05/25/10	3,259
1,800	El Paso Corp., 6.88%, 06/15/14	1,783
	Gaz Capital S.A. for Gazprom, (Russia),
100	7.29%, 08/16/37 (e)	86
180	7.29%, 08/16/37	154
1,071	Gazprom International S.A., (Russia), 7.20%, 02/01/20	1,064
675	Holly Energy Partners LP, 6.25%, 03/01/15	593
390	KazMunaiGaz Finance Sub BV, (Netherlands), 9.13%, 07/02/18 (e)	398
250	Marathon Oil Canada Corp., (Canada), 8.38%, 05/01/12	271
400	Marathon Oil Corp., 6.00%, 10/01/17	396
435	Norsk Hydro ASA, (Norway), 7.15%, 11/15/25	475
1,000	OPTI Canada, Inc., (Canada), 8.25%, 12/15/14 (c)	999
	Petro-Canada, (Canada),
400	6.80%, 05/15/38	381
335	7.88%, 06/15/26	358
205	Petroleos de Venezuela S.A., (Venezuela), 5.25%, 04/12/17	139
250	Premcor Refining Group, Inc. (The), 7.50%, 06/15/15	258
25	Range Resources Corp., 7.25%, 05/01/18 (c)	24
500	Sabine Pass LNG LP, 7.25%, 11/30/13 (c)	442
200	Southwestern Energy Co., 7.50%, 02/01/18 (e)	205
815	Suncor Energy, Inc., (Canada), 6.85%, 06/01/39	816
1,000	Swift Energy Co., 7.13%, 06/01/17	898
825	Ultramar Diamond Shamrock Corp., 6.75%, 10/15/37	833
250	Williams Cos., Inc., 6.38%, 10/01/10 (c) (e)	254
		16,610
	Paper & Forest Products — 0.2%
100	Abitibi-Consolidated Co. of Canada, (Canada), 8.38%, 04/01/15 (c)	41
410	Abitibi-Consolidated, Inc., (Canada), 8.85%, 08/01/30	152
	Domtar Corp.,
500	7.13%, 08/15/15	482
250	7.88%, 10/15/11	257
875	Georgia-Pacific LLC, 7.13%, 01/15/17 (c) (e)	812
		1,744
	Pharmaceuticals — 0.6%
400	Abbott Laboratories, 6.15%, 11/30/37	405
	AstraZeneca plc, (United Kingdom),
504	5.40%, 09/15/12	520
678	5.40%, 06/01/14	697
500	Elan Finance plc/Elan Finance Corp., (Ireland), VAR, 6.80%, 11/15/11	461
920	GlaxoSmithKline Capital, Inc., 6.38%, 05/15/38	921
1,000	Schering-Plough Corp., 6.55%, 09/15/37	954
	Wyeth,
810	5.50%, 02/01/14	826
555	5.50%, 02/15/16	562
		5,346
	Real Estate Investment Trusts (REITs) — 0.3%
	HRPT Properties Trust,
375	6.25%, 08/15/16	337
300	6.65%, 01/15/18	270
	iStar Financial, Inc.,
250	4.88%, 01/15/09	241
250	6.00%, 12/15/10	199
	Simon Property Group LP,
340	5.63%, 08/15/14	323
905	6.10%, 05/01/16	883

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
500	Ventas Realty LP/Ventas Capital Corp., 9.00%, 05/01/12	528
		2,781
	Real Estate Management & Development — 0.1%
250	ERP Operating LP, 4.75%, 06/15/09	248
750	Forest City Enterprises, Inc., 7.63%, 06/01/15	675
		923
	Road & Rail — 0.4%
350	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.75%, 05/15/16	239
786	Burlington Northern and Santa Fe Railway Co. 2000 Pass Through Trust, 7.91%, 01/15/20	869
500	Burlington Northern Santa Fe Corp., 7.13%, 12/15/10	526
280	Canadian Pacific Ltd., (Canada), 9.45%, 08/01/21	343
	Erac USA Finance Co.,
250	6.38%, 10/15/17 (e)	212
800	6.70%, 06/01/34 (e)	595
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
352	7.38%, 06/01/14	343
350	7.63%, 12/01/13	343
350	Union Pacific Corp., 4.88%, 01/15/15	332
750	United Rentals North America, Inc., 6.50%, 10/06/08	669
		4,471
	Semiconductors & Semiconductor Equipment — 0.2%
1,300	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg), 6.88%, 12/15/11 (c)	754
	NXP BV/NXP Funding LLC, (Netherlands),
1,125	7.88%, 10/15/14	922
375	VAR, 5.54%, 10/15/13	292
500	Spansion, Inc., VAR, 5.81%, 06/01/13 (c) (e)	348
		2,316
	Software — 0.2%
	Oracle Corp.,
1,000	5.25%, 01/15/16	996
1,030	6.50%, 04/15/38	1,041
		2,037
	Specialty Retail — 0.2%
1,000	ACE Hardware Corp., 9.13%, 06/01/16 (c) (e)	900
500	Brown Shoe Co., Inc., 8.75%, 05/01/12	495
775	Collective Brands, Inc., 8.25%, 08/01/13	705
		2,100
	Thrifts & Mortgage Finance — 0.5%
500	Countrywide Financial Corp., VAR, 0.00%, 04/15/37	486
700	Countrywide Home Loans, Inc., 4.00%, 03/22/11	627
2,000	Wachovia Mortgage FSB, 4.50%, 06/15/09	1,977
	Washington Mutual, Inc.,
2,375	4.20%, 01/15/10	1,698
455	7.25%, 11/01/17	232
		5,020
	Tobacco — 0.1%
750	Alliance One International, Inc., 11.00%, 05/15/12	763
	Water Utilities — 0.1%
925	American Water Capital Corp., 6.09%, 10/15/17	895
	Wireless Telecommunication Services — 0.3%
1,750	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	1,872
250	Rural Cellular Corp., 8.25%, 03/15/12	260
855	Vodafone Group plc, (United Kingdom), 5.00%, 09/15/15	808
		2,940
	Total Corporate Bonds (Cost $379,894)	362,949
	Foreign Government Securities — 1.6%
EGP 1,520	Arab Republic of Egypt, (Egypt), 8.75%, 07/18/12 (e)	262
200	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), VAR, 6.37%, 06/16/18 (e)	202
370	Citigroup Funding, Inc. 15.00%, 03/12/12 (linked to Dominican Republic Government Bond, 15.00%, 03/12/12)	324
90	Citigroup Funding, Inc. VAR, 0.00% (linked to Republic of Nigeria, VAR, 0.00%, 12/17/10) (e) (i)	89
TRY 910	Credit Suisse, 14.00%, 01/19/11 Nassau Branch (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (e)	719
650	Credit Suisse First Boston International for CJSC The EXIM of Ukraine, (Ukraine), 7.65%, 09/07/11	607
120	CS International for City of Kiev Ukraine, (Ukraine), 8.25%, 11/26/12 (e)	114

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   59

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Foreign Government Securities — Continued
	Federal Republic of Brazil, (Brazil),
425	8.00%, 01/15/18	474
97	8.25%, 01/20/34	121
520	8.88%, 10/14/19	645
155	12.25%, 03/06/30	263
BRL 590	12.50%, 01/05/22	390
100	Government of Barbados, (Barbados), 6.63%, 12/05/35 (e)	96
680	Government of Ukraine, (Ukraine), 6.58%, 11/21/16 (e)	579
BRL 1,825	HSBC Bank USA, N.A. VAR, 0.00%, 01/01/17 (linked to Brazilian Real Notes, VAR, 0.00%, 01/01/17) (i)	946
100	IIRSA Norte Finance Ltd., (Peru), 8.75%, 05/30/24	111
MXN 705	Mexican Bonos, (Mexico), 9.50%, 12/18/14	72
ARS 80	Notas del Banco Central de la Republica Argentina, (Argentina), VAR, 17.65%, 02/10/10	26
570	Petroleos de Venezuela S.A., (Venezuela), 5.38%, 04/12/27	325
	Republic of Argentina, (Argentina),
ARS 237	VAR, 0.00%, 02/04/18	86
ARS 120	VAR, 0.00%, 12/31/33	43
890	VAR, 3.13%, 08/03/12	354
100	7.00%, 03/28/11	86
606	8.28%, 12/31/33	451
	Republic of Colombia, (Colombia),
60	11.75%, 02/25/20	88
COP 200,000	12.00%, 10/22/15	110
175	Republic of Costa Rica, (Costa Rica), 10.00%, 08/01/20	224
345	Republic of Ecuador, (Ecuador), SUB, 10.00%, 02/15/09	305
45	Republic of El Salvador, (El Salvador), 8.25%, 04/10/32 (e)	49
380	Republic of Gabon, (Gabon), 8.20%, 12/12/17 (e)	388
	Republic of Guatemala, (Guatemala),
173	8.13%, 10/06/34	198
250	9.25%, 08/01/13	282
	Republic of Indonesia, (Indonesia),
498	6.75%, 03/10/14	502
300	8.50%, 10/12/35	321
270	Republic of Iraq, (Iraq), 5.80%, 01/15/28	199
150	Republic of Panama, (Panama), 6.70%, 01/26/36	153
	Republic of Peru, (Peru),
PEN 333	6.90%, 08/12/37	98
83	8.38%, 05/03/16	97
158	8.75%, 11/21/33	205
288	9.88%, 02/06/15	356
	Republic of Philippines, (Philippines),
175	7.75%, 01/14/31	192
290	8.25%, 01/15/14	319
175	Republic of Turkey, (Turkey), 6.88%, 03/17/36	165
	Republic of Uruguay, (Uruguay),
UYU 8,000	3.70%, 06/26/37	403
170	7.63%, 03/21/36	172
	Republic of Venezuela, (Venezuela),
270	7.65%, 04/21/25	207
562	9.38%, 01/13/34	492
690	10.75%, 09/19/13	712
350	RSHB Capital SA for OJSC Russian Agricultural Bank, (Russia), VAR, 6.97%, 09/21/16	334
	Russian Federation, (Russia),
182	SUB, 7.50%, 03/31/30	203
310	12.75%, 06/24/28	544
	United Mexican States, (Mexico),
166	6.05%, 01/11/40	161
MXN 1,000	8.00%, 12/19/13	96
MXN 2,000	10.00%, 12/05/24	220
	Total Foreign Government Securities (Cost $15,886)	15,180
	Mortgage Pass-Through Securities — 9.3%
	Federal Home Loan Mortgage Corp.,
418	ARM, 6.12%, 05/01/37	420
2,122	ARM, 6.15%, 10/01/37	2,175
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
5,689	4.00%, 08/01/18 – 05/01/19	5,399
2,009	4.50%, 10/01/18	1,977
1,488	6.50%, 07/01/14	1,555
342	7.00%, 06/01/09 – 06/01/11	355
93	7.50%, 09/01/10 – 05/01/11	96
27	8.50%, 06/01/10	28
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
3,206	6.50%, 11/01/22 – 03/01/26	3,336
782	7.00%, 01/01/27	820

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
681		4.00%, 09/01/33	619
2,147		5.50%, 07/01/35	2,129
475		6.00%, 02/01/29	483
2,581		6.50%, 01/01/24 – 11/01/36	2,666
1,634		7.00%, 09/01/24 – 10/01/36 (m)	1,717
263		7.50%, 10/01/19 – 10/01/30	283
240		8.00%, 08/01/27 – 03/01/30	261
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
534		7.00%, 12/01/14 – 03/01/16	551
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
9		7.50%, 02/01/17 – 06/01/17	10
5		8.00%, 08/01/09 – 02/01/10	5
1		10.25%, 06/01/09	1
21		12.00%, 08/01/15 – 07/01/19	24
1		13.00%, 06/01/14	1
—	(h)	13.50%, 01/01/11	—	(h)
—	(h)	14.50%, 12/01/10 – 03/01/11	—	(h)
—	(h)	14.75%, 03/01/10	—	(h)
1		15.00%, 03/01/11	1
		Federal National Mortgage Association,
655		ARM, 4.12%, 01/01/34	655
856		ARM, 4.27%, 05/01/35	865
2,146		ARM, 5.80%, 04/01/37	2,193
506		ARM, 5.90%, 06/01/37	518
1,499		ARM, 5.97%, 02/01/37	1,516
1,972		ARM, 6.14%, 07/01/37	2,018
27		ARM, 6.75%, 10/01/33	27
		Federal National Mortgage Association, 15 Year, Single Family,
10,584		3.50%, 09/01/18 – 07/01/19	9,860
7,858		4.00%, 07/01/18 – 12/01/18	7,490
797		4.50%, 07/01/18	786
4,310		5.00%, 05/01/18 – 11/01/18	4,322
2,850		5.50%, 08/01/17 – 07/01/20	2,903
2,324		6.00%, 01/01/14 – 09/01/19	2,392
266		6.50%, 05/01/13	276
—	(h)	7.00%, 03/01/15	—	(h)
63		7.50%, 02/01/12	64
137		8.00%, 01/01/16	144
195		8.50%, 11/01/11	200
1,887		Federal National Mortgage Association, 20 Year, Single Family, 6.50%, 11/01/18	1,969
		Federal National Mortgage Association, 30 Year, Single Family,
5,975		5.50%, 12/01/28 – 03/01/34	5,935
1,020		6.00%, 09/01/33 – 01/01/34	1,035
1,290		6.50%, 04/01/28 – 08/01/29	1,340
11		7.00%, 03/01/28	11
172		7.50%, 09/01/25 – 03/01/27	185
129		8.50%, 12/01/25	140
9		9.00%, 01/01/19 – 04/01/25	9
55		12.50%, 01/01/16	61
1,830		Federal National Mortgage Association, 7 Year, Balloon, 3.50%, 09/01/10	1,816
730		Federal National Mortgage Association, FHA/VA, 5.50%, 08/01/34	726
		Federal National Mortgage Association, Other,
5,339		4.00%, 09/01/13 (m)	5,289
432		5.00%, 08/01/33	418
1,410		5.50%, 09/01/17	1,429
1,535		6.50%, 04/01/36 – 07/01/36	1,582
2,850		Federal National Mortgage Association, Other, Single Family, 5.00%, 12/01/32	2,742
		Government National Mortgage Association II, 30 Year, Single Family,
30		6.50%, 02/20/29	31
170		7.50%, 08/20/25 – 07/20/27	182
201		8.00%, 08/20/26 – 08/20/28	219
		Government National Mortgage Association, 30 Year, Single Family,
785		6.50%, 02/15/28 – 10/15/29	814
270		7.00%, 01/15/23 – 02/15/28	288
237		7.25%, 07/15/21 – 01/15/28	253
168		7.50%, 10/15/22 – 09/15/29	181
10		7.75%, 02/15/27	11
10		8.50%, 11/15/25	11
206		9.00%, 04/15/16 – 01/15/25	226
5		10.00%, 11/15/20	6
4		13.00%, 01/15/15	4
		Total Mortgage Pass-Through Securities (Cost $88,111)	88,054
		Municipal Bond — 0.2%
		Illinois — 0.2%
1,960		State of Illinois, Taxable Pension, 5.10%, 06/01/33 (Cost $1,960)	1,829

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   61

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Supranational — 0.1%
600	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $599)	593
	U.S. Government Agency Securities — 0.3%
2,000	Federal National Mortgage Association, 8.20%, 03/10/16	2,480
508	New Valley Generation II, 5.57%, 05/01/20	533
	Total U.S. Government Agency Securities (Cost $2,433)	3,013
	U.S. Treasury Obligations — 8.0%
	U.S. Treasury Bonds,
3,500	7.13%, 02/15/23 (c)	4,539
2,700	7.25%, 08/15/22	3,523
8,275	8.00%, 11/15/21	11,368
5,000	8.13%, 05/15/21 (m)	6,894
7,500	8.13%, 08/15/21	10,368
2,500	8.88%, 08/15/17 (m)	3,444
5,000	9.00%, 11/15/18 (m)	7,079
5,125	9.13%, 05/15/18 (m)	7,268
	U.S. Treasury Bonds Coupon STRIPS,
308	05/15/13 (c)	266
2,000	11/15/14 (c)	1,623
2,425	11/15/15	1,870
3,900	05/15/16 (c)	2,914
13,990	05/15/17 (c)	9,875
165	08/15/17 (c)	115
4,330	11/15/17	2,981
555	05/15/18 (c)	373
1,353	U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28	1,667
55	U.S. Treasury Notes, 4.38%, 11/15/08 (k)	55
	Total U.S. Treasury Obligations (Cost $65,667)	76,222

SHARES		SECURITY DESCRIPTION	VALUE($)
		Common Stocks — 0.0% (g)
		Airlines — 0.0% (g)
6		Delta Air Lines, Inc. (a) (c)	51
6		Northwest Airlines Corp. (a)	59
			110
		Diversified Telecommunication Services — 0.0% (g)
2		AboveNet, Inc. (a) (i)	103
—	(h)	XO Holdings, Inc. (a)	—	(h)
			103

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Media — 0.0% (g)
1		Time Warner Cable, Inc., Class A (a) (c)	26
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp. (a)	—	(h)
		Total Common Stocks (Cost $779)	239
		Loan Participations & Assignments — 3.8%
		Aerospace & Defense — 0.2%
107		Hawker Beechcraft Acquisition Company LLC, Letter of Credit, 4.80%, 03/26/14	100
1,827		Hawker Beechcraft Acquisition Company LLC, Term Loan, 4.80%, 03/26/14	1,704
			1,804
		Airlines — 0.1%
		Delta Air Lines, Inc., 1st Lien Term Loan,
55		2.31%, 04/30/12	46
935		4.47%, 04/30/12	781
			827
		Auto Components — 0.1%
46		Delphi Corp., Subsequent Tranche C, (Germany), 8.50%, 12/31/08	38
454		Delphi Corp., Term Loan C, (Germany), 8.50%, 12/31/49	447
			485
		Automobiles — 0.1%
1,479		Ford Motor Co., Term Loan B, 5.47%, 12/15/13	1,147
		Building Products — 0.4%
2,916		Associated Materials, Inc., Term Loan, 4.97%, 08/29/10	2,683
73		Jacuzzi Brands Corp., 1st Lien Letter of Credit, 2.70%, 02/17/14	49
824		Jacuzzi Brands Corp., 1st Lien Term Loan B, 5.29%, 02/07/14	547
			3,279
		Chemicals — 0.1%
996		BOC Edwards, 1st Priority Lien, 4.81%, 05/31/14	860
498		Millenium Inorganic Chemical, 1st Lien, 5.30%, 01/26/13 (i)	425
			1,285
		Commercial Services & Supplies — 0.3%
60		ARAMARK Corp., Letter of Credit Facility Deposit, 3.18%, 01/26/14	57
940		ARAMARK Corp., Term Loan, 4.68%, 01/26/14	891

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
	Clarke American Corp., Term Loan B,
591	5.29%, 04/01/14	486
1,416	5.30%, 04/01/14	1,165
483	5.30%, 05/01/14	397
		2,996
	Electric Utilities — 0.0% (g)
15	TXU, Initial Tranche B-2 Term Loan, 6.17%, 10/14/14	14
	Health Care Equipment & Supplies — 0.1%
993	Biomet, Inc., 1st Lien Term Loan, 5.80%, 03/15/15	973
	Health Care Providers & Services — 0.3%
	Community Health Systems, Inc., Term Loan,
164	4.72%, 07/02/14	155
516	5.06%, 07/02/14	488
591	HCA, Inc., Term Loan B, 5.05%, 11/18/13	554
22	IASIS Healthcare Corp., Letter of Credit, 2.39%, 03/15/14	20
237	IASIS Healthcare Corp., Term Loan, 4.47%, 03/14/14	221
239	IASIS Healthcare, Delayed Draw Term Loan, 4.47%, 03/14/14	223
746	Vanguard Health Holding Co., Replacement Term Loan, 5.05%, 09/23/11	718
		2,379
	Hotels, Restaurants & Leisure — 0.3%
500	Fontainebleau Las Vegas Holdings LLC, Delayed Draw Term Loan B, (Germany), Zero Coupon, 06/06/14	389
500	Fontainebleau Las Vegas, Initial Term Loan, 5.92%, 06/06/14	389
	Herbst Gaming, Term Loan B,
995	9.75%, 01/03/14	660
176	Isle of Capri Casinos, Inc., Delayed Draw Term Loan A, 4.55%, 11/30/13	150
233	Isle of Capri Casinos, Inc., Delayed Draw Term Loan B, 4.55%, 11/30/13	199
582	Isle of Capri Casinos, Inc., Term Loan B, 4.55%, 11/30/13	499
667	Venetian Macau, Term Loan B, 5.06%, 05/25/13	646
		2,932
	Household Products — 0.2%
	Spectrum Brands, Inc., Term B Loan,
999	6.67%, 03/30/13	844
446	6.79%, 03/30/13	377
198	6.79%, 04/02/13	167
298	6.80%, 03/30/13	251
24	Spectrum Brands, Letter of Credit, 2.31%, 03/30/13	20
		1,659
	Independent Power Producers & Energy Traders — 0.7%
3,342	Capline Corp., First Priority Lien, 5.69%, 03/29/14	3,102
293	NRG Energy, Inc. (Opco), Credit-Linked Deposit, 2.70%, 02/01/13	278
1,873	NRG Energy, Inc. (Opco), Term Loan B, 4.30%, 02/01/13	1,777
	TXU, Initial Tranche B-2 Term Loan,
387	5.96%, 10/10/14	361
1,086	6.30%, 10/10/14	1,011
		6,529
	IT Services — 0.2%
993	CompuCom Systems, Term Loan, 5.97%, 09/01/14	923
	First Data Corp., Initial Tranche B1 Term Loan,
361	5.22%, 09/24/14	331
36	5.55%, 09/24/14	33
	First Data Corp., Initial Tranche B3,
595	5.55%, 09/24/14	546
		1,833
	Media — 0.4%
28	Cenveo Corp., Delayed Draw Term Loan, 4.55%, 06/21/13	26
967	Cenveo Corp., Term Loan C, 4.55%, 12/31/49	901
	Charter Communications, 1st Lien,
3	4.67%, 04/18/13	2
993	4.80%, 03/06/14	867
	Idearc, Inc., Term Loan B,
64	4.47%, 11/17/14	45
1,429	4.80%, 11/17/14	1,002
696	Newport Television LLC, Term Loan, 8.00%, 09/14/16	634
	Univision Communications, Inc., 1st Lien Initial Term Loan,
30	4.72%, 09/16/14	24
470	5.05%, 09/20/14	378
		3,879

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   63

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Paper & Forest Products — 0.2%
1,734	Abitibi — Consolidated, Term Loan, (Canada), 11.50%, 03/31/09	1,732
498	New Page Corp., Term Loan, 6.56%, 12/21/14	485
		2,217
	Textiles, Apparel & Luxury Goods — 0.0% (g)
	Polymer Group, Inc., Term Loan B,
30	4.72%, 11/22/12	28
419	5.06%, 11/22/12	381
		409
	Wireless Telecommunication Services — 0.1%
993	Alltel Communications, Initial Tranche B3 Term Loan, 4.97%, 05/16/15	990
	Total Loan Participations & Assignments (Cost $37,427)	35,637
	Total Long-Term Investments (Cost $966,317)	944,759

NO. OF WARRANTS
	Warrants — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc., Series CW10, Class A, expiring 09/08/10 (Strike Price $24.00) (a) (f) (i)	19
	XO Holdings, Inc.,
1	Class B, expiring 01/16/10 (Strike Price $6.25) (a)	—	(h)
1	Class B, expiring 01/16/10 (Strike Price $7.50) (a)	—	(h)
	Total Warrants (Cost $112)	19

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investment — 0.0% (g)
	Investment Company — 0.0% (g)
363	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $363)	363

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.3%
	Repurchase Agreements — 4.3%
7,717	Banc of America Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $7,719, collateralized by U.S. Government Agency Mortgages with a value of $7,871	7,717
8,624	Citigroup Global Markets, Inc., 2.14%, dated 08/29/08, due 09/02/08, repurchase price $8,626, collateralized by U.S. Government Agency Mortgages with a value of $8,796	8,624
8,000	Credit Suisse (USA) LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $8,002, collateralized by U.S. Government Agency Mortgages with a value of $8,160	8,000
8,200	Merrill Lynch Securities, Inc., 2.12%, dated 08/29/08, due 09/02/08, repurchase price $8,202, collateralized by U.S. Government Agency Mortgages with a value of $8,364	8,200
8,000	UBS Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $8,002, collateralized by U.S. Government Agency Mortgages with a value of $8,400	8,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $40,541)	40,541
	Total Investments — 103.8% (Cost $1,007,333)	985,682
	Liabilities in Excess of Other Assets — (3.8)%	(35,785)
	NET ASSETS — 100.0%	$949,897

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	10 Year U.S. Treasury Note	December, 2008	$1,271	$— (a)
7	U.S. Long Bond	December, 2008	821	(4)
	Short Futures Outstanding
(15)	5 Year U.S. Treasury Note	December, 2008	(1,679)	(1)
				$(5)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
FSA Global Funding, Ltd., 6.11%, 06/29/15	Goldman Sachs Capital Management	Sell	1.95% quarterly	03/20/13	$1,000	$(139)

(a)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   65

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 94.9%
	Collateralized Mortgage Obligations — 51.6%
	Agency CMO — 51.6%
	Federal Home Loan Mortgage Corp. REMICS,
167	Series 1343, Class LA, 8.00%, 08/15/22	180
1,184	Series 1367, Class K, 5.50%, 09/15/22	1,205
240	Series 1591, Class E, 10.00%, 10/15/23	283
20	Series 1604, Class MB, IF, 10.29%, 11/15/08	20
48	Series 1625, Class SC, IF, 10.55%, 12/15/08	48
2,193	Series 1633, Class Z, 6.50%, 12/15/23	2,295
3,000	Series 1694, Class PK, 6.50%, 03/15/24	3,156
8,837	Series 1785, Class A, 6.00%, 10/15/23	9,022
635	Series 1999, Class PU, 7.00%, 10/15/27	668
1,213	Series 2031, Class PG, 7.00%, 02/15/28	1,280
3,091	Series 2035, Class PC, 6.95%, 03/15/28	3,270
2,947	Series 2064, Class PD, 6.50%, 06/15/28 (m)	3,073
2,767	Series 2095, Class PE, 6.00%, 11/15/28	2,826
798	Series 2152, Class BD, 6.50%, 05/15/29	835
523	Series 2345, Class PQ, 6.50%, 08/15/16	548
2,945	Series 2367, Class ME, 6.50%, 10/15/31	3,051
12,363	Series 2480, Class EJ, 6.00%, 08/15/32	12,561
6,000	Series 2562, Class PG, 5.00%, 01/15/18	5,972
5,705	Series 2571, Class PV, 5.50%, 01/15/14	5,842
10,000	Series 2580, Class QM, 5.00%, 10/15/31	9,762
2,599	Series 2611, Class QZ, 5.00%, 05/15/33	2,317
10,000	Series 2630, Class KS, 4.00%, 01/15/17	9,803
10,000	Series 2631, Class TE, 4.50%, 02/15/28	9,867
1,331	Series 2647, Class A, 3.25%, 04/15/32	1,206
6,282	Series 2651, Class VZ, 4.50%, 07/15/18	6,022
9,000	Series 2656, Class BG, 5.00%, 10/15/32	8,811
10,000	Series 2684, Class PD, 5.00%, 03/15/29	9,992
2,500	Series 2688, Class DG, 4.50%, 10/15/23	2,288
8,588	Series 2727, Class PE, 4.50%, 07/15/32	8,223
5,000	Series 2749, Class TD, 5.00%, 06/15/21	5,026
6,000	Series 2773, Class TB, 4.00%, 04/15/19	5,482
4,730	Series 2780, Class TD, 5.00%, 04/15/28	4,778
7,450	Series 2841, Class AT, 4.00%, 08/15/19	6,782
4,093	Series 2882, Class QD, 4.50%, 07/15/34	3,946
6,118	Series 2927, Class GA, 5.50%, 10/15/34	6,210
5,000	Series 2929, Class PC, 5.00%, 01/15/28	5,061
5,500	Series 2931, Class QD, 4.50%, 02/15/20	5,250
15,201	Series 2976, Class HP, 4.50%, 01/15/33	14,984
10,600	Series 3036, Class ND, 5.00%, 05/15/34 (m)	10,178
5,046	Series 3045, Class HN, 4.50%, 09/15/33	4,964
3,828	Series 3085, Class VS, IF, 18.85%, 12/15/35	4,473
5,500	Series 3114, Class KB, 5.00%, 09/15/27	5,536
23,547	Series 3325, Class JL, 5.50%, 06/15/37	23,647
176	Federal Home Loan Mortgage Corp. STRIPS, Series 155, Class IO, 7.00%, 11/01/23	48
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,931	Series T-54, Class 2A, 6.50%, 02/25/43	1,981
1,605	Series T-56, Class A, PO, 05/25/43	1,114
	Federal National Mortgage Association Interest STRIPS,
5,105	Series 278, Class 1, VAR, 4.98%, 08/01/25	4,319
2,533	Series 278, Class 3, VAR, 5.09%, 11/01/23	2,143
4,933	Series 343, Class 23, IO, 4.00%, 10/01/18	664
	Federal National Mortgage Association REMICS,
244	Series 1988-16, Class B, 9.50%, 06/25/18 (m)	270
203	Series 1990-57, Class J, 7.00%, 05/25/20 (m)	212
555	Series 1993-110, Class H, 6.50%, 05/25/23	581
435	Series 1993-146, Class E, PO, 05/25/23	359
7,400	Series 1993-155, Class PJ, 7.00%, 09/25/23	7,804
29	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	29
83	Series 1993-205, Class H, PO, 09/25/23	62
119	Series 1993-217, Class H, PO, 08/25/23	94
90	Series 1993-228, Class G, PO, 09/25/23	73
2,735	Series 1994-37, Class L, 6.50%, 03/25/24	2,889
9,094	Series 1994-43, Class PJ, 6.35%, 12/25/23	9,368
9,698	Series 1994-51, Class PV, 6.00%, 03/25/24	9,909
5,042	Series 1994-62, Class PJ, 7.00%, 01/25/24	5,261
460	Series 1994-86, Class PJ, 6.00%, 06/25/09	461
5,492	Series 1998-58, Class PC, 6.50%, 10/25/28	5,698
855	Series 2000-8, Class Z, 7.50%, 02/20/30	913
4,048	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	913
1,533	Series 2002-2, Class UC, 6.00%, 02/25/17	1,578
2,741	Series 2002-3, Class PG, 5.50%, 02/25/17	2,797
6,502	Series 2002-73, Class OE, 5.00%, 11/25/17	6,443
4,093	Series 2002-86, Class EJ, 5.50%, 12/25/32	4,169
6,401	Series 2003-21, Class PZ, 4.50%, 03/25/33	5,231
15,200	Series 2003-35, Class MD, 5.00%, 11/25/16	15,349
1,283	Series 2003-67, Class SA, IF, HB, 29.43%, 10/25/31	1,746
4,924	Series 2003-70, Class BE, 3.50%, 12/25/25	4,890
5,000	Series 2003-74, Class VL, 5.50%, 11/25/22	4,927
20,000	Series 2003-81, Class MC, 5.00%, 12/25/32 (m)	19,599
10,000	Series 2003-128, Class DY, 4.50%, 01/25/24 (m)	9,238
4,737	Series 2004-46, Class QD, IF, 14.11%, 03/25/34	4,837
13,217	Series 2004-60, Class PA, 5.50%, 04/25/34	13,370
5,000	Series 2005-16, Class LC, 5.50%, 05/25/28	5,101
4,182	Series 2005-29, Class AK, 4.50%, 04/25/35	4,137

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
9,246		Series 2005-58, Class EP, 5.50%, 07/25/35	9,389
8,319		Series 2005-83, Class LA, 5.50%, 10/25/35	8,426
41,247		Series 2006-51, Class FP, VAR, 2.82%, 03/25/36	39,862
3,814		Series 2006-69, Class SP, IF, 9.53%, 05/25/30	3,753
764		Series 2006-81, Class FA, VAR, 2.82%, 09/25/36	746
8,468		Series 2006-110, Class PO, PO, 11/25/36	6,202
44		Series G92-35, Class EB, 7.50%, 07/25/22	47
584		Series G92-44, Class ZQ, 8.00%, 07/25/22	626
		Federal National Mortgage Association Whole Loan,
729		Series 1999-W4, Class A9, 6.25%, 02/25/29	751
5,272		Series 2002-W7, Class A4, 6.00%, 06/25/29	5,421
1,835		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	1,888
852		Series 2003-W1, Class 2A, 7.50%, 12/25/42	887
8,175		Series 2003-W18, Class 1A6, 5.37%, 08/25/43	7,871
2,081		Series 2005-W1, Class 1A2, 6.50%, 10/25/44	1,945
		Government National Mortgage Association,
1,406		Series 1998-22, Class PD, 6.50%, 09/20/28	1,464
807		Series 1999-17, Class L, 6.00%, 05/20/29	822
6,000		Series 2001-10, Class PE, 6.50%, 03/16/31	6,279
5,838		Series 2001-64, Class PB, 6.50%, 12/20/31	6,140
30,483		Series 2003-59, Class XA, IO, VAR, 1.98%, 06/16/34	2,205
3,285		Series 2004-27, Class PD, 5.50%, 04/20/34	3,185
3,497		Series 2004-62, Class VA, 5.50%, 07/20/15	3,567
16,722		Series 2005-28, Class AJ, 5.50%, 04/20/35	16,937
		Total Collateralized Mortgage Obligations (Cost $513,725)	517,733
		Mortgage Pass-Through Securities — 12.7%
		Federal Home Loan Mortgage Corp.,
45		ARM, 5.93%, 04/01/30	45
9,793		ARM, 6.07%, 03/01/37	9,990
412		ARM, 6.11%, 01/01/27	416
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
1,453		5.00%, 12/01/13 – 12/01/16	1,457
1,524		6.00%, 04/01/14	1,560
1,858		6.50%, 12/01/12 – 06/01/14	1,942
—	(h)	7.00%, 12/01/14	—	(h)
91		7.50%, 04/01/09 – 09/01/10	93
24		8.50%, 01/01/10	25
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
3,084		5.50%, 11/01/33	3,058
835		6.00%, 02/01/32	847
2,750		6.50%, 01/01/24 – 07/01/29	2,854
621		7.00%, 08/01/25 – 04/01/26 (m)	655
134		7.50%, 09/01/24 – 08/01/25	145
167		8.00%, 11/01/24 – 09/01/25	180
354		8.50%, 05/01/24 – 07/01/28	390
20		9.00%, 10/01/17 – 05/01/22	22
3,297		Federal Home Loan Mortgage Corp. Gold Pools, Other, 4.50%, 05/01/24	3,121
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
11		9.00%, 08/01/09 – 12/01/09	11
—	(h)	9.50%, 04/01/16	—	(h)
		Federal National Mortgage Association, 15 Year, Single Family,
5,907		4.00%, 04/01/19	5,612
1,884		5.50%, 11/01/16	1,921
683		6.00%, 03/01/11 – 08/01/14	701
58		6.50%, 12/01/10	60
54		7.00%, 07/01/10	56
383		8.00%, 11/01/12	400
		Federal National Mortgage Association, 30 Year, Single Family,
4,471		4.50%, 03/01/38	4,151
7,542		5.00%, 11/01/33	7,301
57,656		5.50%, 02/01/29 – 05/01/36 (m)	57,211
7,853		6.00%, 07/01/36	7,940
1,588		6.50%, 06/01/26 – 04/01/32	1,647
453		7.00%, 02/01/24 – 08/01/25	480
476		7.50%, 03/01/30 – 04/01/30	513
1		9.00%, 12/01/24	2
285		10.00%, 10/01/16 – 11/01/21	320
		Federal National Mortgage Association, Other,
2,244		5.00%, 11/01/23	2,199
4,085		6.00%, 03/01/22 – 09/01/28	4,179
215		7.50%, 06/01/14 – 07/01/14	232
103		Government National Mortgage Association II, ARM, 5.63%, 07/20/27 (m)	103
413		Government National Mortgage Association II, 30 Year, Single Family, 8.00%, 11/20/26 – 11/20/27	450
9		Government National Mortgage Association, 15 Year, Single Family, 6.50%, 05/15/09	9

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   67

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association, 30 Year, Single Family,
77	6.00%, 10/15/23	79
1,832	6.50%, 05/15/23 – 02/15/24 (m)	1,899
781	7.00%, 12/15/22 – 06/15/28	833
990	7.50%, 02/15/22 – 02/15/28	1,065
583	8.00%, 07/15/22 – 12/20/26	637
24	8.50%, 10/15/24	27
856	9.00%, 11/15/08 – 11/15/24	938
58	9.50%, 07/15/09 – 12/15/20	64
1	11.00%, 11/15/09	1
	Total Mortgage Pass-Through Securities (Cost $127,828)	127,841
	U.S. Government Agency Securities — 12.6%
	Federal National Mortgage Association,
21,000	Zero Coupon, 10/09/19	9,084
10,000	6.25%, 05/15/29	11,487
9,200	Federal National Mortgage Association STRIPS 05/29/26	3,750
26,153	Financing Corp. Fico, Series 12P, 12/06/18	16,506
	Resolution Funding Corp. Interest STRIPS,
50,000	07/15/20	28,960
15,000	04/15/28	5,826
	Resolution Funding STRIPS,
78,000	07/15/20	45,268
5,000	04/15/30 (c)	1,779
4,500	Tennessee Valley Authority STRIPS 07/15/16	3,229
	Total U.S. Government Agency Securities (Cost $108,270)	125,889
	U.S. Treasury Obligations — 18.0%
	U.S. Treasury Bonds,
2,500	7.13%, 02/15/23 (c)	3,242
13,140	7.25%, 05/15/16	16,313
3,935	7.25%, 08/15/22	5,135
3,635	8.00%, 11/15/21	4,994
4,085	8.88%, 08/15/17	5,627
1,020	9.00%, 11/15/18	1,444
	U.S. Treasury Bonds Coupon STRIPS,
5,845	02/15/15 (c)	4,685
1,655	05/15/15 (c)	1,310
2,500	08/15/15 (c)	1,956
8,810	11/15/15	6,792
1,190	05/15/16 (c)	889
72,500	U.S. Treasury Bonds Principal STRIPS 05/15/20	43,360
	U.S. Treasury Inflation Indexed Notes,
1,661	1.63%, 01/15/15	1,686
27,557	2.38%, 04/15/11	28,552
	U.S. Treasury Notes,
2,085	3.88%, 02/15/13	2,161
6,430	4.25%, 08/15/13 (c)	6,776
25,000	4.25%, 11/15/17 (c)	25,984
10,000	4.50%, 09/30/11	10,548
2,015	4.75%, 05/15/14 (c)	2,186
6,750	5.75%, 08/15/10	7,192
	Total U.S. Treasury Obligations (Cost $168,723)	180,832
	Total Long-Term Investments (Cost $918,546)	952,295

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.6%
	Investment Company — 4.6%
46,582	JPMorgan U.S. Government Money Market Fund, Institutional Class (b) (Cost $46,582)	46,582
Investments of Cash Collateral for Securities on Loan — 4.1%
	Repurchase Agreements — 4.1%
8,526	Banc of America Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $8,528, collateralized by U.S. Government Agency Mortgages with a value of $8,697	8,526
8,500	Citigroup Global Markets, Inc., 2.14%, dated 08/29/08, due 09/02/08, repurchase price $8,502, collateralized by U.S. Government Agency Mortgages with a value of $8,670	8,500
7,000	Credit Suisse (USA) LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $7,002, collateralized by U.S. Government Agency Mortgages with a value of $7,140	7,000
9,048	Merrill Lynch Securities, Inc., 2.12%, dated 08/29/08, due 09/02/08, repurchase price $9,050, collateralized by U.S. Government Agency Mortgages with a value of $9,229	9,048
8,500	UBS Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $8,502, collateralized by U.S. Government Agency Mortgages with a value of $8,925	8,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $41,574)	41,574

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
	Total Investments — 103.6% (Cost $1,006,702)	1,040,451
	Liabilities in Excess of Other Assets — (3.6)%	(36,393)
	NET ASSETS — 100.0%	$1,004,058

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   69

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.2%
	Asset-Backed Securities — 0.3%
861	Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M12, VAR, 4.47%, 09/25/35 (e) (i)	12
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 4.17%, 01/25/35 (i)	122
	Long Beach Mortgage Loan Trust,
478	Series 2004-2, Class B, VAR, 5.97%, 06/25/34 (e) (i)	14
152	Series 2004-5, Class M6, VAR, 4.97%, 09/25/34 (i)	23
7,000	Unipac IX LLC, 13.00%, 04/11/13 (f) (i)	6,790
	Total Asset-Backed Securities (Cost $8,533)	6,961
	Convertible Bonds — 0.5%
	Automobiles — 0.1%
2,000	Ford Motor Co., 4.25%, 12/15/36 (m)	1,318
	Thrifts & Mortgage Finance — 0.4%
10,555	Countrywide Financial Corp., VAR, 0.00%, 04/15/37	10,252
	Total Convertible Bonds (Cost $12,434)	11,570
	Corporate Bonds — 77.6%
	Aerospace & Defense — 0.9%
417	Alliant Techsystems, Inc., 6.75%, 04/01/16 (c)	406
4,860	Esterline Technologies Corp., 6.63%, 03/01/17	4,714
	L-3 Communications Corp.,
4,000	5.88%, 01/15/15	3,770
11,650	6.38%, 10/15/15	11,155
		20,045
	Airlines — 1.4%
	American Airlines, Inc.,
58	3.06%, 09/28/08 (f) (i)	56
528	3.06%, 09/28/08 (f) (i)	503
1,823	6.82%, 05/23/11 (c)	1,395
6,508	10.18%, 01/02/13 (i)	4,360
284	10.21%, 01/01/10 (i)	233
1,983	10.32%, 07/30/14 (e) (i)	1,150
	Continental Airlines, Inc.,
433	7.49%, 10/02/10	416
3,650	8.75%, 12/01/11	2,500
4,877	9.80%, 04/01/21 (m)	3,414
	Delta Air Lines, Inc.,
840	6.62%, 03/18/11	798
4,650	7.11%, 09/18/11	4,278
7,750	8.30%, 12/15/29 (c)	184
4,507	8.30%, 08/10/22	3,313
2,807	8.95%, 08/10/14 (i)	2,064
2,500	10.13%, 05/15/10	59
4,000	Northwest Airlines, Inc., 7.03%, 11/01/19	3,540
1,935	UAL Pass-Through Trust, Series 2007-1, 6.64%, 07/02/22	1,538
	United Airlines, Inc.,
1,104	7.34%, 07/02/19 (e)	762
2,336	VAR, 5.36%, 07/02/14 (e) (i)	1,588
		32,151
	Auto Components — 0.6%
4,154	American Tire Distributors, Inc., 10.75%, 04/01/13 (c)	3,552
11,900	Delphi Corp., 7.13%, 05/01/29 (c) (d)	1,487
1,700	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15 (c)	1,747
	TRW Automotive, Inc.,
2,000	7.00%, 03/15/14 (c) (d)	1,760
5,720	7.25%, 03/15/17 (e)	4,919
		13,465
	Automobiles — 0.9%
1,000	Ford Holdings LLC, 9.30%, 03/01/30	555
	Ford Motor Co.,
2,200	7.13%, 11/15/25	1,012
5,235	7.45%, 07/16/31 (c)	2,696
1,489	9.22%, 09/15/21	819
4,650	9.98%, 02/15/47 (m)	2,418
	General Motors Corp.,
12,675	8.10%, 06/15/24 (m)	5,831
14,150	8.38%, 07/15/33 (c)	7,004
		20,335
	Beverages — 0.6%
	Constellation Brands, Inc.,
2,900	7.25%, 09/01/16 (c)	2,842
6,450	7.25%, 05/15/17 (c)	6,321
4,885	8.38%, 12/15/14 (c)	5,044
		14,207
	Building Products — 0.1%
	Associated Materials, Inc.,
614	9.75%, 04/15/12	612
1,750	SUB, 0.00%, 03/01/14 (c)	1,173
		1,785

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — 2.0%
2,100	Airgas, Inc., 7.13%, 10/01/18 (e)	2,121
500	M&G Finance Corp., 7.67%, 04/16/09 (f) (i)	495
	Mosaic Co. (The),
4,675	7.38%, 12/01/14 (e)	4,835
525	7.87%, 12/01/16 (e)	552
18,875	PolyOne Corp., 8.88%, 05/01/12	18,828
4,705	Sterling Chemicals, Inc., 10.25%, 04/01/15 (e)	4,675
5,350	Terra Capital, Inc., 7.00%, 02/01/17	5,203
10,300	Westlake Chemical Corp., 6.63%, 01/15/16 (m)	8,755
		45,464
	Commercial Banks — 0.4%
1,341	Fifth Third Bancorp, 6.25%, 05/01/13 (c)	1,176
8,500	Keycorp, 6.50%, 05/14/13	7,039
2,000	National City Bank, 5.80%, 06/07/17	1,213
1,250	National City Bank of Indiana, 4.25%, 07/01/18	657
		10,085
	Commercial Services & Supplies — 1.8%
	Allied Waste North America, Inc.,
2,250	5.75%, 02/15/11 (c)	2,233
1,200	6.13%, 02/15/14	1,167
4,400	6.88%, 06/01/17	4,334
5,870	7.13%, 05/15/16 (m)	5,929
1,750	7.25%, 03/15/15 (c)	1,772
4,000	7.88%, 04/15/13 (m)	4,090
2,000	Casella Waste Systems, Inc., 9.75%, 02/01/13	1,980
	Cenveo Corp.,
2,385	7.88%, 12/01/13 (c)	1,965
3,975	10.50%, 08/15/16 (c) (e)	3,885
	Corrections Corp. of America,
1,671	6.25%, 03/15/13 (m)	1,638
2,150	6.75%, 01/31/14	2,134
2,025	7.50%, 05/01/11	2,040
1,050	FTI Consulting, Inc., 7.63%, 06/15/13	1,089
2,300	Iron Mountain, Inc., 8.00%, 06/15/20	2,237
	Quebecor World Capital Corp., (Canada),
4,750	6.13%, 11/15/13 (d)	1,698
2,700	9.75%, 01/15/15 (d)	1,215
1,750	6.13%, 11/15/13 (d) (m)	625
3,925	8.75%, 03/15/16 (d)	1,737
		41,768
	Communications Equipment — 0.1%
3,500	Nortel Networks Ltd., (Canada), 10.75%, 07/15/16 (e)	3,237
	Computers & Peripherals — 0.5%
9,825	Seagate Technology HDD Holdings, (Cayman Islands), 6.80%, 10/01/16	8,769
2,219	Smart Modular Technologies, Inc., (Cayman Islands), VAR, 8.29%, 04/01/12	2,197
		10,966
	Consumer Finance — 1.6%
2,825	ACE Cash Express, Inc., 10.25%, 10/01/14 (e)	2,105
	Ford Motor Credit Co. LLC,
3,494	7.38%, 10/28/09	3,247
3,000	7.80%, 06/01/12	2,228
7,645	8.00%, 12/15/16 (m)	5,508
10,865	8.63%, 11/01/10 (m)	9,077
7,020	9.88%, 08/10/11	5,763
2,510	VAR, 5.54%, 01/13/12 (m)	1,853
	GMAC LLC,
400	6.63%, 05/15/12	234
8,500	6.75%, 12/01/14	4,615
850	7.00%, 02/01/12 (m)	509
4,500	8.00%, 11/01/31 (m)	2,427
		37,566
	Containers & Packaging — 1.3%
2,400	Ball Corp., 6.88%, 12/15/12	2,412
2,285	Berry Plastics Holding Corp., VAR, 7.54%, 02/15/15 (c)	2,171
4,125	Berry Plastics Holding Corp., 8.88%, 09/15/14 (c)	3,424
	Constar International, Inc.,
17,340	11.00%, 12/01/12 (c)	6,286
5,550	VAR, 6.18%, 02/15/12 (c)	4,440
	Owens Brockway Glass Container, Inc.,
2,500	6.75%, 12/01/14 (m)	2,481
3,000	8.25%, 05/15/13 (m)	3,090
4,450	Plastipak Holdings, Inc., 8.50%, 12/15/15 (e)	3,693
5,685	Portola Packaging, Inc., 8.25%, 02/01/12 (m)	1,649
		29,646
	Distributors — 0.2%
4,180	Intcomex, Inc., 11.75%, 01/15/11 (i)	3,699
	Diversified Consumer Services — 1.4%
1,000	Carriage Services, Inc., 7.88%, 01/15/15	910
9,700	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	8,827
3,450	Mac-Gray Corp., 7.63%, 08/15/15	3,286

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   71

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Consumer Services — Continued
	Service Corp. International,
925	6.75%, 04/01/15	863
3,650	7.00%, 06/15/17 (m)	3,404
1,700	7.38%, 10/01/14 (m)	1,657
2,200	7.88%, 02/01/13 (m)	2,205
3,530	Sotheby’s, 7.75%, 06/15/15 (e)	3,424
8,917	Stewart Enterprises, Inc., 6.25%, 02/15/13	8,605
		33,181
	Diversified Financial Services — 0.8%
	Chukchansi Economic Development Authority,
2,000	8.00%, 11/15/13 (e)	1,645
2,000	VAR, 6.19%, 11/15/12 (e)	1,605
700	FireKeepers Development Authority, 13.88%, 05/01/15 (c) (e)	646
4,200	Susser Holdings LLC, 10.63%, 12/15/13	4,221
9,966	TRAINS, VAR, 7.12%, 05/01/16 (e)	9,411
		17,528
	Diversified Telecommunication Services — 2.5%
3,837	Cincinnati Bell, Inc., 7.25%, 07/15/13	3,688
4,800	Citizens Communications Co., 9.25%, 05/15/11	4,968
1,500	Frontier Communications Corp., 6.25%, 01/15/13 (m)	1,433
	Level 3 Financing, Inc.,
300	8.75%, 02/15/17	261
7,000	9.25%, 11/01/14 (m)	6,422
800	12.25%, 03/15/13 (c)	816
250	VAR, 6.85%, 02/15/15	202
1,145	PAETEC Holding Corp., 9.50%, 07/15/15	927
	Qwest Corp.,
1,000	6.50%, 06/01/17	845
1,000	7.50%, 10/01/14 (m)	927
11,300	7.63%, 06/15/15 (m)	10,481
7,000	7.88%, 09/01/11 (m)	6,948
2,400	8.88%, 03/15/12	2,418
6,975	Time Warner Telecom Holdings, Inc., 9.25%, 02/15/14	7,071
	Windstream Corp.,
500	7.00%, 03/15/19	437
7,235	8.13%, 08/01/13	7,163
3,350	8.63%, 08/01/16	3,317
		58,324
	Electric Utilities — 0.6%
1,200	Ipalco Enterprises, Inc., 7.25%, 04/01/16 (e)	1,203
863	Nevada Power Co., 8.25%, 06/01/11 (c)	925
2,500	PNM Resources, Inc., 9.25%, 05/15/15	2,537
8,000	Public Service Co. of New Mexico, 7.95%, 05/15/18	7,912
		12,577
	Electrical Equipment — 0.2%
1,750	Belden, Inc., 7.00%, 03/15/17	1,654
	General Cable Corp.,
1,730	7.13%, 04/01/17 (c)	1,643
1,800	VAR, 5.17%, 04/01/15	1,557
		4,854
	Electronic Equipment & Instruments — 1.1%
	Flextronics International Ltd., (Singapore),
8,075	6.25%, 11/15/14 (c)	7,449
1,550	6.50%, 05/15/13	1,465
	Sanmina-SCI Corp.,
2,000	6.75%, 03/01/13	1,805
3,970	VAR, 5.53%, 06/15/14 (e)	3,672
10,475	Viasystems, Inc., 10.50%, 01/15/11 (c)	10,371
		24,762
	Energy Equipment & Services — 2.1%
	Bristow Group, Inc.,
3,950	6.13%, 06/15/13	3,713
450	7.50%, 09/15/17	432
6,225	Calfrac Holdings LP, 7.75%, 02/15/15 (c) (e)	5,634
2,549	Complete Production Services, Inc., 8.00%, 12/15/16	2,504
6,000	Forbes Energy Services Ltd., (Bermuda), 11.00%, 02/15/15	6,000
7,500	Helix Energy Solutions Group, Inc., 9.50%, 01/15/16 (e)	7,463
9,350	Key Energy Services, Inc., 8.38%, 12/01/14 (e)	9,420
1,036	Oslo Seismic Services, Inc., 8.28%, 06/01/11	1,066
8,201	PHI, Inc., 7.13%, 04/15/13	7,719
5,375	Pride International, Inc., 7.38%, 07/15/14 (m)	5,456
		49,407
	Food & Staples Retailing — 1.1%
6,250	Golden State Foods Corp., 9.24%, 01/10/12 (e) (i)	6,375
	Rite Aid Corp.,
10,900	7.50%, 03/01/17 (c)	9,047
1,000	10.38%, 07/15/16	950
	Stater Brothers Holdings,
1,900	7.75%, 04/15/15	1,834
1,750	8.13%, 06/15/12	1,741

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — Continued
4,700	SUPERVALU, Inc., 7.50%, 11/15/14	4,653
		24,600
	Food Products — 2.5%
	Chiquita Brands International, Inc.,
14,182	7.50%, 11/01/14 (c)	11,523
4,400	8.88%, 12/01/15 (c)	3,751
5,630	Dean Foods Co., 7.00%, 06/01/16 (c)	5,208
	Dole Food Co., Inc.,
1,500	7.25%, 06/15/10	1,388
5,425	8.63%, 05/01/09 (c)	5,357
13,071	Eurofresh, Inc., 11.50%, 01/15/13 (c) (e)	8,757
6,715	Land O’ Lakes, Inc., 9.00%, 12/15/10 (m)	6,916
10,305	Pilgrim’s Pride Corp., 7.63%, 05/01/15 (m)	9,120
	Smithfield Foods, Inc.,
1,125	7.00%, 08/01/11	1,069
2,500	7.75%, 05/15/13	2,325
3,750	7.75%, 07/01/17 (c)	3,356
		58,770
	Health Care Equipment & Supplies — 1.0%
4,600	Bausch & Lomb, Inc., 9.88%, 11/01/15 (c) (e)	4,726
15,435	Biomet, Inc., 10.00%, 10/15/17	16,670
2,250	Cooper Cos., Inc. (The), 7.13%, 02/15/15 (c)	2,160
		23,556
	Health Care Providers & Services — 5.8%
10,630	Community Health Systems, Inc., 8.88%, 07/15/15	10,736
4,500	DaVita, Inc., 6.63%, 03/15/13	4,387
14,160	FMC Finance III S.A., (Luxembourg), 6.88%, 07/15/17	13,594
3,150	Fresenius Medical Care Capital Trust IV, 7.88%, 06/15/11	3,229
	HCA, Inc.,
2,550	6.30%, 10/01/12 (m)	2,276
1,275	6.75%, 07/15/13	1,109
2,050	9.13%, 11/15/14	2,106
16,400	9.25%, 11/15/16	16,872
3,150	IASIS Healthcare LLC/IASIS Capital Corp., 8.75%, 06/15/14 (c)	3,158
10,811	Multiplan, Inc., 10.38%, 04/15/16 (e)	10,595
	Omnicare, Inc.,
7,218	6.75%, 12/15/13	6,767
7,150	6.88%, 12/15/15 (c)	6,721
1,650	Psychiatric Solutions, Inc., 7.75%, 07/15/15	1,600
14,217	TeamHealth, Inc., 11.25%, 12/01/13 (m)	14,821
	Tenet Healthcare Corp.,
850	6.38%, 12/01/11	820
16,915	9.88%, 07/01/14 (m)	17,042
11,955	Vanguard Health Holding Co. II LLC, 9.00%, 10/01/14 (m)	11,746
	Ventas Realty LP/Ventas Capital Corp.,
2,500	6.75%, 04/01/17	2,375
3,250	9.00%, 05/01/12	3,429
		133,383
	Hotels, Restaurants & Leisure — 2.7%
1,000	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., 10.25%, 06/15/15 (c) (e)	473
200	Gaylord Entertainment Co., 6.75%, 11/15/14 (c)	174
700	Host Hotels & Resorts LP, 6.88%, 11/01/14	628
1,000	Host Marriott LP, 7.00%, 08/15/12 (c)	935
1,920	Isle of Capri Casinos, Inc., 7.00%, 03/01/14 (c)	1,373
1,000	Mandalay Resort Group, 6.38%, 12/15/11	865
9,750	Mashantucket Western Pequot Tribe, 8.50%, 11/15/15 (e)	7,117
2,000	MGM Mirage, 8.50%, 09/15/10	1,935
	MGM Mirage, Inc.,
4,500	6.63%, 07/15/15	3,589
6,200	6.75%, 09/01/12	5,332
625	7.50%, 06/01/16 (c)	509
3,000	7.63%, 01/15/17	2,471
2,900	8.38%, 02/01/11 (c)	2,632
2,550	O’Charleys, Inc., 9.00%, 11/01/13 (c)	2,282
1,500	OSI Restaurant Partners, Inc., 10.00%, 06/15/15 (c)	825
2,553	Pokagon Gaming Authority, 10.38%, 06/15/14 (c) (e)	2,662
2,994	San Pasqual Casino, 8.00%, 09/15/13 (e)	2,725
9,350	Seminole Hard Rock Entertainment, Inc., VAR, 5.28%, 03/15/14 (e)	7,480
4,375	Shingle Springs Tribal Gaming Authority, 9.38%, 06/15/15 (c) (e)	3,555
	Six Flags, Inc.,
1,084	9.63%, 06/01/14 (c)	613
2,792	12.25%, 07/15/16 (c) (e)	2,631
2,500	Speedway Motorsports, Inc., 6.75%, 06/01/13	2,381
	Wynn Las Vegas Capital Corp.,
11,275	6.63%, 12/01/14	10,274
		63,461

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   73

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — 0.8%
8,550	K Hovnanian Enterprises, Inc., 11.50%, 05/01/13 (e)	8,732
4,275	KB Home, 5.88%, 01/15/15	3,506
4,027	M/I Homes, Inc., 6.88%, 04/01/12 (c)	3,503
3,525	Meritage Homes Corp., 7.00%, 05/01/14	2,802
		18,543
	Household Products — 0.8%
2,900	Central Garden and Pet Co., 9.13%, 02/01/13 (c)	2,407
13,940	Jarden Corp., 7.50%, 05/01/17 (c)	12,406
	Spectrum Brands, Inc.,
4,975	7.38%, 02/01/15 (c)	2,612
3,000	PIK, 11.50%, 10/02/13 (c)	2,100
		19,525
	Independent Power Producers & Energy Traders — 4.7%
5,000	Calpine Generating Co. LLC 04/01/11 (d) (f)	838
	Dynegy Holdings, Inc.,
2,800	6.88%, 04/01/11	2,758
5,225	7.13%, 05/15/18	4,546
5,900	7.50%, 06/01/15	5,546
3,000	8.75%, 02/15/12	3,030
16,195	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/08/16	15,851
	Edison Mission Energy,
5,200	7.00%, 05/15/17	4,979
2,925	7.20%, 05/15/19	2,808
5,400	7.75%, 06/15/16	5,400
1,172	FPL Energy Wind Funding LLC, 6.88%, 06/27/17 (e)	1,187
	Midwest Generation LLC,
2,263	8.30%, 07/02/09 (m)	2,291
5,677	8.56%, 01/02/16	5,861
	Mirant Americas Generation LLC,
10,725	8.30%, 05/01/11	10,940
7,130	8.50%, 10/01/21	6,096
4,350	Mirant North America LLC, 7.38%, 12/31/13 (c)	4,317
	NRG Energy, Inc.,
6,650	7.25%, 02/01/14	6,559
4,000	7.38%, 02/01/16	3,950
8,375	7.38%, 01/15/17	8,186
2,627	Ormat Funding Corp., 8.25%, 12/30/20 (m)	2,529
11,775	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15 (e)	11,745
		109,417
	Industrial Conglomerates — 0.8%
4,000	Cookson plc, (United Kingdom), 6.97%, 11/01/09 (f) (i)	4,160
	Harland Clarke Holdings Corp.,
975	9.50%, 05/15/15	765
275	VAR, 7.55%, 05/15/15	194
16,815	JB Poindexter & Co., Inc., 8.75%, 03/15/14 (m)	12,611
		17,730
	Industrial Machinery — 0.4%
4,225	Baldor Electric Co., 8.63%, 02/15/17 (c)	4,278
	RBS Global, Inc./Rexnord Corp.,
3,975	8.88%, 09/01/16	3,707
575	9.50%, 08/01/14	561
		8,546
	Insurance — 0.6%
4,530	Crum & Forster Holdings Corp., 7.75%, 05/01/17	4,156
2,768	Fairfax Financial Holdings Ltd., (Canada), 7.75%, 06/15/17	2,553
	HUB International Holdings, Inc.,
4,250	9.00%, 12/15/14 (e)	3,793
4,650	10.25%, 06/15/15 (e)	3,709
1,000	USI Holdings Corp., VAR, 6.68%, 11/15/14 (e)	798
		15,009
	Internet & Catalog Retail — 0.2%
3,522	Visant Corp., 7.63%, 10/01/12	3,443
	IT Services — 0.4%
	Unisys Corp.,
9,150	8.00%, 10/15/12	7,777
2,500	12.50%, 01/15/16 (c)	2,488
		10,265
	Leisure Equipment & Products — 0.2%
2,650	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	2,372
4,250	True Temper Sports, Inc., 8.38%, 09/15/11 (c)	2,571
		4,943
	Machinery — 1.2%
3,750	Gardner Denver, Inc., 8.00%, 05/01/13	3,712
9,605	Milacron Escrow Corp., 11.50%, 05/15/11	7,492
14,074	Polypore, Inc., 8.75%, 05/15/12 (m)	14,074
1,300	SPX Corp., 7.63%, 12/15/14 (e)	1,336
950	Valmont Industries, Inc., 6.88%, 05/01/14 (c)	922
		27,536

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Marine — 0.5%
2,000	Navios Maritime Holdings, Inc., (Marshall Islands), 9.50%, 12/15/14	1,910
600	Stena AB, (Sweden), 7.50%, 11/01/13	585
9,360	Ultrapetrol Bahamas Ltd., (Bahamas), 9.00%, 11/24/14	8,775
		11,270
	Media — 10.3%
	Adelphia Communications Corp.,
1,075	7.75%, 01/15/09	90
1,450	8.13%, 07/15/03	121
3,175	9.38%, 11/15/09 (c)	266
3,500	10.88%, 10/01/10	293
9,055	Adelphia Recovery Trust, Zero Coupon, 12/31/49	340
2,200	Allbritton Communications Co., 7.75%, 12/15/12 (c)	1,969
4,150	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., 10.50%, 08/15/14	3,507
7,975	Block Communications, Inc., 8.25%, 12/15/15 (e)	7,516
4,500	Cablevision Systems Corp., 8.00%, 04/15/12	4,455
4,100	CanWest MediaWorks LP, (Canada), 9.25%, 08/01/15 (c) (d)	3,198
4,425	CCH I Holdings LLC / CCH I Holdings Capital Corp., 11.13%, 01/15/14 (m)	2,213
5,472	CCH I LLC / CCH I Capital Corp., 11.00%, 10/01/15 (m)	4,200
7,758	CCH II LLC / CCH II Capital Corp., 10.25%, 10/01/13 (e)	6,885
10,300	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13 (c)	9,708
	Charter Communications Operating LLC/Charter Communications Operating Capital,
2,000	8.38%, 04/30/14 (c) (e)	1,927
3,000	10.88%, 09/15/14 (c) (e)	3,150
	CSC Holdings, Inc.,
3,750	6.75%, 04/15/12	3,656
11,100	7.63%, 04/01/11	11,156
2,000	Dex Media West LLC/Dex Media Finance Co., 8.50%, 08/15/10	1,920
	DirecTV Holdings LLC/DirecTV Financing Co.,
8,775	6.38%, 06/15/15 (m)	8,270
6,000	7.63%, 05/15/16 (e)	5,985
9,400	8.38%, 03/15/13 (m)	9,729
	Echostar DBS Corp.,
8,450	6.38%, 10/01/11	8,260
3,600	6.63%, 10/01/14	3,312
6,400	7.00%, 10/01/13	6,080
5,275	Entercom Radio LLC/Entercom Capital, Inc., 7.63%, 03/01/14	4,622
5,375	Fisher Communications, Inc., 8.63%, 09/15/14	5,469
2,150	HSN, 11.25%, 08/01/16 (e)	2,177
7,140	Idearc, Inc., 8.00%, 11/15/16 (m)	3,231
8,350	Intelsat Corp., 9.25%, 08/15/14 (c) (e)	8,329
1,350	Intelsat Jackson Holdings Ltd., (Bermuda), 11.25%, 06/15/16	1,416
13,728	Intelsat Subsidiary Holding Co., Ltd., (Bermuda), 8.88%, 01/15/15 (e)	13,574
	Lamar Media Corp.,
5,900	6.63%, 08/15/15 (c)	5,236
3,895	6.63%, 08/15/15 (c)	3,452
4,619	7.25%, 01/01/13 (c)	4,388
625	LBI Media, Inc., SUB, 10/15/13	513
9,877	Mediacom LLC/Mediacom Capital Corp., 9.50%, 01/15/13 (c)	9,556
5,960	Nexstar Broadcasting, Inc., 7.00%, 01/15/14 (m)	4,887
2,205	Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., SUB, 11.38%, 04/01/13	1,985
3,750	Quebecor Media, Inc., (Canada), 7.75%, 03/15/16	3,525
	Radio One, Inc.,
2,800	6.38%, 02/15/13 (c)	1,995
1,000	8.88%, 07/01/11 (c)	852
	RH Donnelley Corp.,
11	6.88%, 01/15/13	6
5,375	8.88%, 01/15/16 (m)	2,822
450	8.88%, 10/15/17 (c)	232
6,443	RH Donnelley, Inc., 11.75%, 05/15/15 (c) (e)	4,736
	Valassis Communications, Inc.,
2,000	6.63%, 01/15/09 (c)	1,990
13,765	8.25%, 03/01/15 (c)	11,459
500	Videotron Ltd., (Canada), 9.13%, 04/15/18 (e)	526
10,275	Videotron Ltee, (Canada), 6.88%, 01/15/14 (m)	9,980
	Virgin Media Finance plc, (United Kingdom),
3,450	8.75%, 04/15/14 (c)	3,295
15,886	9.13%, 08/15/16 (c)	15,131
	XM Satellite Radio Holdings, Inc.,
2,000	10.00%, 06/01/13	2,000
3,250	13.00%, 08/01/13 (e)	2,860
		238,450

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   75

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 1.6%
7,100	AK Steel Corp., 7.75%, 06/15/12	7,260
9,410	Arch Western Finance LLC, 6.75%, 07/01/13 (c)	9,386
4,000	California Steel Industries, Inc., 6.13%, 03/15/14	3,490
200	CII Carbon LLC, 11.13%, 11/15/15 (e)	197
2,900	FMG Finance Pty Ltd., (Australia), 10.63%, 09/01/16 (e)	3,248
3,875	Gibraltar Industries, Inc., 8.00%, 12/01/15	3,303
1,000	Noranda Aluminum Acquisition Corp., VAR, 6.83%, 05/15/15 (c)	855
	Steel Dynamics, Inc.,
1,900	6.75%, 04/01/15	1,772
500	7.38%, 11/01/12	495
2,000	7.75%, 04/15/16 (e)	1,952
5,550	Wolverine Tube, Inc., 10.50%, 04/01/09 (c)	5,106
		37,064
	Multiline Retail — 0.2%
5,125	Dollar General Corp., 10.63%, 07/15/15 (c)	5,138
	Multi-Utilities — 2.3%
	AES Corp. (The),
1,500	8.00%, 10/15/17	1,478
2,000	8.00%, 06/01/20 (e)	1,915
23,407	8.75%, 05/15/13 (e)	24,226
3,300	Energy Future Holdings Corp., 10.88%, 11/01/17 (c) (e)	3,378
1,900	NorthWestern Corp., 5.88%, 11/01/14	1,882
	Reliant Energy, Inc.,
8,300	6.75%, 12/15/14	8,362
10,780	7.63%, 06/15/14	10,430
2,600	7.88%, 06/15/17 (c)	2,509
		54,180
	Oil, Gas & Consumable Fuels — 8.0%
7,250	AmeriGas Partners LP, 7.25%, 05/20/15 (c)	6,869
1,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	1,535
4,035	Berry Petroleum Co., 8.25%, 11/01/16 (c)	3,854
	Chesapeake Energy Corp.,
500	6.38%, 06/15/15	465
900	6.88%, 01/15/16	864
2,600	7.50%, 06/15/14 (m)	2,613
2,400	7.63%, 07/15/13	2,430
2,800	Copano Energy LLC/Copano Energy Finance Corp., 7.75%, 06/01/18 (e)	2,604
	El Paso Corp.,
4,000	6.88%, 06/15/14 (m)	3,963
3,400	7.25%, 06/01/18	3,340
1,500	7.88%, 06/15/12 (c)	1,539
4,750	El Paso Performance-Linked Trust, 7.75%, 07/15/11 (e)	4,802
	Encore Acquisition Co.,
825	6.00%, 07/15/15	720
3,525	6.25%, 04/15/14	3,155
6,350	7.25%, 12/01/17 (c)	5,778
3,000	Ferrell Gas Co., 7.42%, 08/01/13 (f) (i)	2,585
2,400	Ferrellgas Partners-LP, 6.75%, 05/01/14 (e)	2,088
	Forest Oil Corp.,
14,722	7.25%, 06/15/19 (c) (e)	13,544
11,543	Holly Energy Partners LP, 6.25%, 03/01/15	10,143
	Inergy LP/Inergy Finance Corp.,
1,500	6.88%, 12/15/14	1,350
5,000	8.25%, 03/01/16 (e)	4,700
	MarkWest Energy Partners LP / MarkWest Energy Finance Corp.,
2,452	6.88%, 11/01/14	2,305
1,650	8.75%, 04/15/18 (e)	1,642
2,625	Massey Energy Co., 6.88%, 12/15/13	2,566
	Newfield Exploration Co.,
4,800	6.63%, 09/01/14	4,518
1,625	7.13%, 05/15/18	1,532
500	Northwest Pipeline Corp., 7.00%, 06/15/16	527
4,480	OPTI Canada, Inc., (Canada), 8.25%, 12/15/14	4,474
	Pacific Energy Partners LP/Pacific Energy Finance Corp.,
750	6.25%, 09/15/15 (m)	743
4,250	7.13%, 06/15/14 (m)	4,260
1,535	Premcor Refining Group, Inc. (The), 7.50%, 06/15/15	1,587
5,500	Quicksilver Resources, Inc., 8.25%, 08/01/15	5,321
	Range Resources Corp.,
400	7.25%, 05/01/18	388
14,858	7.50%, 05/15/16 (m)	14,709
11,750	Sabine Pass LNG LP, 7.25%, 11/30/13 (c)	10,399
1,700	Southwestern Energy Co., 7.50%, 02/01/18 (e)	1,738
13,974	Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.88%, 12/15/13	12,716
9,965	Swift Energy Co., 7.13%, 06/01/17	8,944
3,000	Targa Resources Partners LP, 8.25%, 07/01/16 (e)	2,730
	Tesoro Corp.,
5,658	6.25%, 11/01/12	5,092
2,000	6.63%, 11/01/15	1,735

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — Continued
7,400	W&T Offshore, Inc., 8.25%, 06/15/14 (c) (e)	6,660
	Williams Cos., Inc.,
2,325	6.38%, 10/01/10 (e)	2,360
1,600	7.63%, 07/15/19 (m)	1,672
2,175	8.13%, 03/15/12	2,311
1,500	VAR, 4.79%, 10/01/10 (e)	1,471
	Williams Partners LP/Williams Partners Finance Corp.,
2,345	7.25%, 02/01/17	2,351
1,600	7.50%, 06/15/11 (c)	1,656
		185,348
	Paper & Forest Products — 2.1%
	Abitibi-Consolidated Co. of Canada, (Canada),
2,505	6.00%, 06/20/13	1,015
1,100	7.75%, 06/15/11 (c)	506
5,135	8.38%, 04/01/15 (c)	2,131
	Abitibi-Consolidated, Inc., (Canada),
680	8.55%, 08/01/10 (c)	382
1,945	8.85%, 08/01/30	719
4,150	Bowater Canada Finance Corp., (Canada), 7.95%, 11/15/11 (c)	2,594
4,823	Cascades, Inc., (Canada), 7.25%, 02/15/13 (m)	4,075
	Domtar Corp.,
6,050	7.13%, 08/15/15 (c)	5,838
2,645	7.88%, 10/15/11	2,718
	Georgia-Pacific LLC,
3,590	7.00%, 01/15/15 (e)	3,348
8,505	7.13%, 01/15/17 (e)	7,888
4,500	Jefferson Smurfit Corp., 8.25%, 10/01/12	3,915
	NewPage Corp.,
1,725	10.00%, 05/01/12	1,673
2,875	12.00%, 05/01/13 (c)	2,688
	Smurfit-Stone Container Enterprises, Inc.,
1,320	8.00%, 03/15/17 (m)	1,056
2,000	8.38%, 07/01/12	1,755
4,425	Verso Paper Holdings LLC/Verso Paper, Inc., 9.13%, 08/01/14	4,160
3,625	Verson Paper Holdings LLC / Verson Paper, Inc., 11.38%, 08/01/16	3,081
		49,542
	Pharmaceuticals — 1.1%
6,207	Celtic Pharma Phinco B.V., 17.00%, 06/15/12 (i)	5,959
	Elan Finance plc/Elan Finance Corp., (Ireland),
12,330	7.75%, 11/15/11	11,405
8,710	VAR, 6.80%, 11/15/11	8,035
		25,399
	Road & Rail — 1.2%
1,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.75%, 05/15/16	683
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
1,454	7.38%, 06/01/14	1,417
1,960	7.63%, 12/01/13	1,921
6,935	Kansas City Southern Railway, 8.00%, 06/01/15 (c)	7,091
	Quality Distribution LLC/QD Capital Corp.,
2,275	9.00%, 11/15/10 (i) (m)	1,285
2,050	VAR, 7.29%, 01/15/12 (i) (m)	1,292
16,950	United Rentals North America, Inc., 6.50%, 10/06/08 (c)	15,128
		28,817
	Semiconductors & Semiconductor Equipment — 1.7%
8,950	Amkor Technology, Inc., 7.13%, 03/15/11	8,592
	Freescale Semiconductor, Inc.,
4,425	8.88%, 12/15/14	3,584
2,000	VAR, 6.65%, 12/15/14 (c)	1,475
	MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co., (Luxembourg),
3,525	6.88%, 12/15/11 (c)	2,044
4,875	VAR, 6.03%, 12/15/11 (m)	2,779
	NXP BV/NXP Funding LLC, (Netherlands),
9,255	7.88%, 10/15/14 (c)	7,589
4,620	VAR, 5.54%, 10/15/13	3,592
11,975	Spansion, Inc., VAR, 5.81%, 06/01/13 (e)	8,323
	STATS ChipPAC Ltd., (Singapore),
1,000	6.75%, 11/15/11	1,010
600	7.50%, 07/19/10	615
		39,603
	Specialty Retail — 1.5%
5,800	ACE Hardware Corp., 9.13%, 06/01/16 (c) (e)	5,220
1,650	Brown Shoe Co., Inc., 8.75%, 05/01/12	1,633
8,075	Collective Brands, Inc., 8.25%, 08/01/13	7,348
18,897	General Nutrition Centers, Inc., PIK, 7.20%, 03/15/14 (c)	16,417
2,000	PEP Boys — Manny, Moe and Jack, 7.50%, 12/15/14 (c)	1,583

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   77

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — Continued
3,250	Southern States Cooperative, Inc., 11.00%, 11/01/10 (e)	3,315
		35,516
	Textiles, Apparel & Luxury Goods — 0.3%
5,080	Broder Brothers Co., 11.25%, 10/15/10 (m)	3,505
4,925	Hanesbrands, Inc., VAR, 6.51%, 12/15/14	4,260
		7,765
	Tobacco — 0.4%
	Alliance One International, Inc.,
7,582	11.00%, 05/15/12	7,715
1,150	12.75%, 11/15/12	1,161
		8,876
	Trading Companies & Distributors — 0.2%
4,150	Interline Brands, Inc., 8.13%, 06/15/14 (c)	3,974
	Transportation Services — 0.0% (g)
5,600	IdleAire Technologies Corp., SUB, 12/15/12 (d) (f)	56
	Wireless Telecommunication Services — 1.9%
4,500	Centennial Cellular Operating Co./Centennial Communications Corp., 10.13%, 06/15/13	4,691
2,750	Centennial Communications Corp., 10.00%, 01/01/13 (c)	2,860
	Cricket Communications, Inc.,
4,235	9.38%, 11/01/14 (c)	4,198
2,750	10.00%, 07/15/15 (e)	2,764
1,200	10.88%, 11/01/14	1,189
7,000	iPCS, Inc., VAR, 4.93%, 05/01/13 (c)	6,212
11,825	MetroPCS Wireless, Inc., 9.25%, 11/01/14 (c)	11,722
151	Rural Cellular Corp., 8.25%, 03/15/12	157
10,200	Sprint Nextel Corp., 6.00%, 12/01/16	9,308
		43,101
	Total Corporate Bonds (Cost $1,958,837)	1,797,878

SHARES	SECURITY DESCRIPTION	VALUE($)
	Common Stocks — 0.2%
	Airlines — 0.0% (g)
174	Delta Air Lines, Inc. (a) (c)	1,418
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc. (a)	39
1	XO Holdings, Inc. (a)	1
		40
	Independent Power Producers & Energy Traders — 0.0% (g)
7	Mirant Corp. (a)	202
	Media — 0.2%
160	Time Warner Cable, Inc., Class A (a) (c)	4,271
	Specialty Retail — 0.0% (g)
19	Mattress Discounters Corp. (a) (f) (i)	—	(h)
	Textiles, Apparel & Luxury Goods — 0.0%
66	WestPoint International, Inc. (a)	—
	Total Common Stocks (Cost $12,840)	5,931
	Preferred Stocks — 0.0% (g)
	Automobiles — 0.0% (g)
40	General Motors Corp., Series B, 5.25%, 03/06/32	464
	Media — 0.0% (g)
64	Spanish Broadcasting System Inc. (a) (f)	1
1	Spanish Broadcasting System Inc., Series B, PIK, 10.75%, 10/15/08 (x)	567
	Total Preferred Stocks (Cost $1,275)	1,032

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Loan Participations & Assignments — 13.6%
	Aerospace & Defense — 0.2%
347	Hawker Beechcraft Acquisition Company LLC, Letter of Credit, 4.80%, 03/26/14	324
5,934	Hawker Beechcraft Acquisition Company LLC, Term Loan, 4.80%, 03/26/14	5,535
		5,859
	Airlines — 0.2%
	Delta Air Lines, Inc., 1st Lien Term Loan,
285	2.31%, 04/30/12	238
4,863	4.47%, 04/30/12	4,062
		4,300
	Auto Components — 0.1%
185	Delphi Corp., Subsequent Tranche C, 8.50%, 12/31/08	154
1,815	Delphi Corp., Term Loan C, 8.50%, 12/31/49	1,788
		1,942
	Automobiles — 0.2%
4,920	Ford Motor Co., Term Loan B, 5.47%, 12/15/13	3,816

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Building Products — 0.4%
8,398		Associated Materials, Inc., Term Loan, 4.97%, 08/29/10	7,726
313		Jacuzzi Brands Corp., 1st Lien Letter of Credit, 2.70%, 02/17/14 (i)	208
		Jacuzzi Brands Corp., 1st Lien Term Loan B,
—	(h)	5.13%, 02/07/14 (i)	—	(h)
3,512		5.29%, 02/07/14 (i)	2,333
			10,267
		Capital Markets — 0.2%
		LPL Holdings, Inc., Tranche C, Term Loan D,
1,950		4.47%, 06/28/13	1,843
2,938		4.80%, 06/28/13	2,776
			4,619
		Chemicals — 0.6%
6,965		Millenium Inorganic Chemical, 1st Lien, 5.30%, 05/15/14 (i)	5,955
2,000		Millenium Inorganic Chemical, 2nd Lien, 8.45%, 05/15/14 (i)	1,440
5,921		Momentive Performance Materials, Inc., Term Loan B, 4.75%, 12/04/13	5,467
		Texas PetroChemicals LP, Incremental Term Loan,
496		5.38%, 06/27/13	462
		Texas PetroChemicals LP, Term Loan B,
1,470		5.38%, 06/27/13	1,367
			14,691
		Commercial Services & Supplies — 0.5%
		Clarke American Corp., Term Loan B,
3,083		5.29%, 04/01/14	2,536
9,905		5.30%, 04/01/14	8,147
			10,683
		Computers & Peripherals — 0.2%
2,940		Stratus Technologies, Inc., 1st Lien Term Loan, 6.55%, 03/28/11	2,264
4,031		Stratus Technologies, Inc., 2nd Lien Term Loan, 12.56%, 03/28/12 (i)	3,224
			5,488
		Construction & Engineering — 0.1%
		Rental Service Corp., 2nd Lien Initial Term Loan,
2,388		6.30%, 11/30/13	1,928
		Diversified Financial Services — 0.1%
		Checksmart Financial Co., Term Loan B,
11		5.42%, 05/01/13	6
1,470		5.55%, 05/01/12 (i)	799
2,872		5.56%, 05/01/12 (i)	1,561
			2,366
		Diversified Telecommunication Services — 0.3%
4,861		CavTel Holdings LLC, Term Loan, 10.06%, 03/24/12 (i)	3,579
		ML Level 3 Communications, Term Loan,
286		4.71%, 03/13/14	258
714		5.04%, 03/13/14	646
313		PAETEC Holding Corp., 1st Lien, 4.97%, 02/28/13	284
3,329		Time Warner Telecom, Term Loan B, 4.47%, 10/12/13	3,193
			7,960
		Electric Utilities — 0.0% (g)
20		TXU, Initial Tranche B-2 Term Loan, 6.17%, 10/14/14	19
		Electronic Equipment & Instruments — 0.1%
1,434		Isola Group S.A.R.L., 1st Lien, 7.45%, 12/18/13	1,276
750		Isola Group S.A.R.L., 2nd Lien, 13.80%, 12/18/13 (i)	630
			1,906
		Energy Equipment & Services — 0.2%
		Moreno Group LLC, Delayed Draw Term Loan B,
222		5.21%, 05/10/14	183
328		5.22%, 05/10/14	269
		Moreno Group LLC, Term Loan B,
1,483		5.22%, 12/31/49 (i)	1,220
1,250		5.54%, 05/10/14	1,028
1,667		5.71%, 05/10/14	1,371
			4,071
		Health Care Equipment & Supplies — 0.5%
8,933		Biomet, Inc., 1st Lien Term Loan, 5.80%, 03/15/15	8,755
		Onex Carestream, 1st Lien,
401		4.47%, 04/30/13	359
2,404		4.80%, 04/30/13	2,148
			11,262
		Health Care Providers & Services — 1.1%
		Community Health Systems, Inc., Term Loan,
1,040		4.72%, 07/02/14	983
3,268		5.06%, 07/02/14	3,088
10,154		HCA, Inc., Term Loan B, 5.05%, 11/18/13	9,514

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   79

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
296	IASIS Healthcare Corp., Letter of Credit, 2.39%, 03/15/14	276
3,207	IASIS Healthcare Corp., Term Loan, 4.47%, 03/14/14	2,996
955	IASIS Healthcare, Delayed Draw Term Loan, 4.47%, 03/14/14	892
9,079	Vanguard Health Holding Co., Replacement Term Loan, 5.05%, 09/23/11	8,739
		26,488
	Hotels, Restaurants & Leisure — 1.3%
597	ARAMARK Corp., Letter of Credit Facility Deposit, 3.18%, 01/26/14	566
9,403	ARAMARK Corp., Term Loan, 4.68%, 01/26/14	8,910
3,667	Fontainebleau Las Vegas, Initial Term Loan, 5.92%, 06/06/14	2,854
527	Isle of Capri Casinos, Inc., Delayed Draw Term Loan A, 4.55%, 11/30/13	451
699	Isle of Capri Casinos, Inc., Delayed Draw Term Loan B, 4.55%, 11/30/13	598
1,747	Isle of Capri Casinos, Inc., Term Loan B, 4.55%, 11/30/13	1,496
168	Outback Steakhouse, Prerefunded Commitment, 2.67%, 06/14/14	130
4,138	Outback Steakhouse, Term Loan B, 5.00%, 06/14/14	3,194
	Six Flags Theme Parks, Inc., Tranche B Term Loan,
4,941	4.73%, 05/25/13	4,151
18	4.92%, 04/30/15	15
1,647	4.94%, 05/25/13	1,383
324	5.05%, 12/31/47	277
	Venetian Macau, Term Loan B,
2,000	Zero Coupon, 04/06/13	1,937
5,333	5.06%, 05/25/13	5,164
		31,126
	Household Products — 0.4%
	Spectrum Brands, Inc., Term B Loan,
5,163	6.67%, 03/30/13	4,357
2,305	6.79%, 03/30/13	1,945
1,024	6.79%, 04/02/13	865
1,537	6.80%, 03/30/13	1,297
426	Spectrum Brands, Letter of Credit, 2.31%, 03/30/13	359
		8,823
	Independent Power Producers & Energy Traders — 2.1%
27,470	Capline Corp., 1st Priority Lien, 5.69%, 03/29/14	25,502
3,405	NRG Energy, Inc. (Opco), Credit-Linked Deposit, 2.70%, 02/01/13	3,229
6,951	NRG Energy, Inc. (Opco), Term Loan B, 4.30%, 02/01/13	6,591
5,500	TPF Generation, 2nd Lien, 7.05%, 12/31/49	4,936
	TXU, Initial Tranche B-1 Term Loan,
241	5.96%, 08/07/14	224
757	6.30%, 08/07/14	702
	TXU, Initial Tranche B-2 Term Loan,
517	5.96%, 10/10/14	482
1,450	6.30%, 10/10/14	1,350
	TXU, Initial Tranche B-3 Term Loan,
473	5.96%, 10/10/14	440
50	6.17%, 10/10/14	47
4,460	6.30%, 10/10/14	4,152
		47,655
	Industrial Conglomerates — 0.2%
1,389	Rexnord Corp., Incremental Tranche B-2 Term B Loan, 4.79%, 07/21/13	1,308
3,738	Rexnord Corp., Term Loan B, 5.29%, 07/21/13	3,457
		4,765
	Industrial Machinery — 0.2%
	Baldor Electric Co., Term Loan,
151	4.25%, 01/30/14	147
1,800	4.44%, 01/31/14	1,745
1,759	4.56%, 01/31/14	1,706
		3,598
	Insurance — 0.0% (g)
	Swett & Crawford, 1st Lien,
988	5.04%, 04/03/14	721
	IT Services — 0.6%
1,489	CompuCom Systems, Term Loan, 5.97%, 09/01/14	1,384
	First Data Corp., Initial Tranche B1 Term Loan,
2,524	5.22%, 09/24/14	2,315
255	5.55%, 09/24/14	234
	First Data Corp., Initial Tranche B3,
11,411	5.55%, 09/24/14	10,460
		14,393
	Leisure Equipment & Products — 0.1%
500	True Temper Sports, Inc., 2nd Lien Term Loan, Zero Coupon, 06/30/11	435

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 0.3%
8,097	BOC Edwards, 1st Priority Lien, 4.81%, 05/31/14	6,990
	Media — 1.7%
128	Cenveo Corp., Delayed Draw Term Loan, 4.55%, 06/21/13	119
4,348	Cenveo Corp., Term Loan C, 4.55%, 12/31/49	4,053
	Idearc, Inc., Term Loan B,
259	4.47%, 11/17/14	181
5,797	4.80%, 11/17/14	4,066
6,033	Newport Television LLC, Term Loan, 8.00%, 09/14/16	5,497
	Sirius Satellite Radio, Term Loan,
11	4.94%, 12/01/13	10
2,222	5.44%, 06/20/12	1,989
	Univision Communications, Inc., 1st Lien Initial Term Loan,
680	4.72%, 09/16/14	547
10,570	5.05%, 09/20/14	8,496
1,541	Univision Communications, Inc., 2nd Lien, 4.97%, 03/29/09	1,464
1,022	Valassis Communications, Inc., Delayed Draw Term Loan, 4.56%, 03/02/14	941
3,081	Valassis Communications, Inc., Term Loan B, 4.56%, 03/02/14	2,837
	WMG Acquisition Term Loan,
3,213	4.47%, 02/28/11	3,008
1,813	4.80%, 02/28/11	1,697
736	4.80%, 12/31/49	689
4,414	4.81%, 02/28/11	4,133
		39,727
	Multiline Retail — 0.2%
	Dollar General Corp., Tranche B-1 Term Loan,
88	5.22%, 07/03/14	78
1,412	5.55%, 07/06/14	1,296
	Dollar General Corp., Tranche B-2 Term Loan,
625	5.22%, 07/03/14	555
1,875	5.22%, 07/06/14	1,666
		3,595
	Oil, Gas & Consumable Fuels — 0.1%
	Atlas Pipeline Partners, Term Loan,
1,998	4.97%, 07/20/14	1,945
1,534	4.97%, 07/27/14	1,493
		3,438
	Paper & Forest Products — 0.4%
8,223	Abitibi — Consolidated, Term Loan, (Canada), 11.50%, 03/31/09	8,210
1,990	New Page Corp., Term Loan, 6.56%, 12/21/14	1,941
		10,151
	Semiconductors & Semiconductor Equipment — 0.1%
1,995	Freescale Semiconductor, Inc., Term Loan, 4.21%, 12/31/49	1,785
	Specialty Retail — 0.3%
	General Nutrition Centers, Inc., Tranche B Term Loan,
3,553	5.04%, 09/16/13	3,234
4,342	5.06%, 09/16/13	3,951
		7,185
	Textiles, Apparel & Luxury Goods — 0.2%
	Polymer Group, Inc., Term Loan B,
327	4.72%, 11/22/12	298
4,494	5.06%, 11/22/12	4,089
		4,387
	Wireless Telecommunication Services — 0.4%
1,985	Alltel Communications, Initial Tranche B3 Term Loan, 4.97%, 05/16/15	1,979
	MetroPCS Wireless, Inc., Tranche B Term Loan,
2,512	4.75%, 11/03/13	2,401
4,391	5.06%, 11/03/13	4,198
		8,578
	Total Loan Participations & Assignments (Cost $334,924)	315,017
	Total Long-Term Investments (Cost $2,328,843)	2,138,389

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   81

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

NO. OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
59	WestPoint International, Inc., expiring 06/08/18 (a) (Cost $—)	—

NO. OF WARRANTS
		Warrants — 0.0% (g)
		Diversified Telecommunication Services — 0.0% (g)
—	(h)	AboveNet, Inc., Series CW10, Class A, expiring 09/08/10 (Strike Price $24.00) (a) (f)	8
		XO Holdings, Inc.,
4		Class B, expiring 01/16/10 (Strike Price $6.25) (a)	—	(h)
2		Class B, expiring 01/16/10 (Strike Price $7.50) (a)	—	(h)
		Transportation Services — 0.0% (g)
6		IdleAire Technologies Corp., expiring 12/15/15 (Strike Price $1.00) (a)	—
			8
		Total Warrants (Cost $—)	8

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.6%
	Investment Company — 6.6%
153,612	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $153,612)	153,612

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 9.9%
	Asset-Backed Securities — 0.3%
2,116	GSAA Trust, Series 2005-15, Class 2A1, VAR, 2.56%, 09/25/08 (i)	2,089
3,356	GSAA Trust, Series 2006-3, Class A1, VAR, 2.55%, 09/25/08 (i)	3,111
		5,200
	Corporate Notes — 1.6%
9,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10	9,000
6,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	5,915
4,000	Goldman Sachs Group, Inc., VAR, 2.26%, 02/13/09	4,000
2,000	Monumental Global Funding II, VAR, 2.15%, 03/26/10 (e)	1,873
11,000	Monumental Global Funding III, VAR, 2.86%, 05/24/10	10,798
5,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09	4,932
		36,518
	Repurchase Agreements — 8.0%
27,472	Banc of America Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $27,478, collateralized by U.S. Government Agency Mortgages with a value of $28,021	27,472
43,329	Citigroup Global Markets, Inc., 2.14%, dated 08/29/08, due 09/02/08, repurchase price $43,339, collateralized by U.S. Government Agency Mortgages with a value of $44,196	43,329
40,000	Credit Suisse (USA) LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $40,009, collateralized by U.S. Government Agency Mortgages with a value of $40,800	40,000
30,005	Merrill Lynch Securities, Inc., 2.12%, dated 08/29/08, due 09/02/08, repurchase price $30,012, collateralized by U.S. Government Agency Mortgages with a value of $30,605	30,005
45,000	UBS Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $45,011, collateralized by U.S. Government Agency Mortgages with a value of $47,250	45,000
		185,806
	Total Investments of Cash Collateral for Securities on Loan (Cost $228,278)	227,524
	Total Investments — 108.7% (Cost $2,710,733)	2,519,533
	Liabilities in Excess of Other Assets — (8.7)%	(201,706)
	NET ASSETS — 100.0%	$2,317,827

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
		Asset-Backed Securities — 1.9%
1,595		American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	1,602
174		Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 2.84%, 04/25/36 (i)	123
		Capital One Auto Finance Trust,
307		Series 2007-C, Class A2B, VAR, 2.89%, 05/17/10	304
200		Series 2007-C, Class A3A, 5.13%, 04/16/12	189
		Citibank Credit Card Issuance Trust,
3,390		Series 2002-C2, Class C2, 6.95%, 02/18/14	3,271
1,400		Series 2005-B1, Class B1, 4.40%, 09/15/10	1,401
		CNH Equipment Trust,
300		Series 2008-B, Class A3A, 4.78%, 07/16/12	298
600		Series 2008-B, Class A4A, 5.60%, 11/17/14	596
349		Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.24%, 01/25/36	328
400		Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	391
1,000		Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.25%, 09/15/11	1,003
565		GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, VAR, 6.71%, 04/25/29	368
869		Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	858
500		Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.10%, 06/15/12	502
144		Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 2.67%, 03/25/36	112
		Long Beach Mortgage Loan Trust,
250		Series 2006-8, Class 2A2, VAR, 2.56%, 09/25/36	206
500		Series 2006-WL2, Class 2A3, VAR, 2.67%, 01/25/36	407
137		MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A1, VAR, 2.51%, 08/25/36	131
		MBNA Credit Card Master Note Trust,
2,393		Series 2002-C1, Class C1, 6.80%, 07/15/14	2,307
997		Series 2003-C1, Class C1, VAR, 4.17%, 06/15/12	971
1,755		MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	1,784
100		Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.68%, 06/25/37	86
433		Structured Asset Securities Corp., Series 2002- 23XS, Class A7, SUB, 6.08%, 11/25/32	361
200		Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.50%, 07/20/12	199
		Total Asset-Backed Securities (Cost $18,391)	17,798
		Collateralized Mortgage Obligations — 43.2%
		Agency CMO — 36.9%
706		Federal Home Loan Bank System, Series 2000-0606, Class Y, 5.27%, 12/28/12	718
565		Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 24, Class ZE, 6.25%, 11/25/23	586
		Federal Home Loan Mortgage Corp. REMICS,
68		Series 11, Class D, 9.50%, 07/15/19	72
1		Series 41, Class I, HB, 84.00%, 05/15/20	3
32		Series 46, Class B, 7.80%, 09/15/20	34
10		Series 47, Class F, 10.00%, 06/15/20	11
1		Series 85, Class C, 8.60%, 01/15/21	1
31		Series 99, Class Z, 9.50%, 01/15/21	32
129		Series 114, Class H, 6.95%, 01/15/21	129
—	(h)	Series 204, Class E, HB, IF, 1,391.28%, 05/15/23	5
9		Series 1079, Class S, HB, IF, 25.50%, 05/15/21	12
9		Series 1084, Class F, VAR, 3.45%, 05/15/21	9
6		Series 1084, Class S, HB, IF, 33.98%, 05/15/21	7
67		Series 1144, Class KB, 8.50%, 09/15/21	67
—	(h)	Series 1172, Class L, HB, 1,181.25%, 11/15/21	4
1		Series 1196, Class B, HB, IF, 889.08%, 01/15/22	11
102		Series 1206, Class IA, 7.00%, 03/15/22	108
763		Series 1212, Class IZ, 8.00%, 02/15/22	780
72		Series 1250, Class J, 7.00%, 05/15/22	75
199		Series 1343, Class LA, 8.00%, 08/15/22	215
853		Series 1466, Class PZ, 7.50%, 02/15/23	916
12		Series 1470, Class F, VAR, 3.83%, 02/15/23	11
352		Series 1491, Class I, 7.50%, 04/15/23	370
352		Series 1518, Class G, IF, 7.16%, 05/15/23	343
327		Series 1541, Class O, VAR, 3.34%, 07/15/23	313
378		Series 1558, Class D, 6.50%, 07/15/23	385
3		Series 1586, Class M, 5.00%, 09/15/08	3
11		Series 1602, Class SA, IF, 14.63%, 10/15/23	13
6		Series 1604, Class SA, IF, 10.57%, 11/15/08	6
13		Series 1606, Class SC, IF, 14.70%, 11/15/08	13
1,497		Series 1607, Class H, 6.25%, 10/15/13	1,517
1,177		Series 1608, Class L, 6.50%, 09/15/23	1,231
1,087		Series 1609, Class LG, IF, 11.92%, 11/15/23	1,115

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   83

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
359	Series 1611, Class JA, VAR, 3.37%, 08/15/23	359
328	Series 1611, Class JB, IF, 14.49%, 08/15/23	337
282	Series 1624, Class KZ, 6.00%, 12/15/08	282
20	Series 1625, Class SD, IF, 8.50%, 12/15/08	21
16	Series 1671, Class L, 7.00%, 02/15/24	16
19	Series 1685, Class Z, 6.00%, 11/15/23	19
47	Series 1698, Class SC, IF, 10.73%, 03/15/09	47
140	Series 1700, Class GA, PO, 02/15/24	114
1,595	Series 1706, Class K, 7.00%, 03/15/24	1,684
109	Series 1745, Class D, 7.50%, 08/15/24	117
388	Series 1798, Class F, 5.00%, 05/15/23	384
16	Series 1807, Class G, 9.00%, 10/15/20	17
1,536	Series 1927, Class PH, 7.50%, 01/15/27	1,624
4	Series 1967, Class PC, PO, 10/15/08	4
729	Series 1981, Class Z, 6.00%, 05/15/27	747
219	Series 1987, Class PE, 7.50%, 09/15/27	222
3	Series 2017, Class SE, IF, 13.92%, 12/15/08	3
461	Series 2025, Class PE, 6.30%, 01/15/13	470
114	Series 2033, Class SN, IF, IO, 18.73%, 03/15/24	57
311	Series 2038, Class PN, IO, 7.00%, 03/15/28	72
1,362	Series 2040, Class PE, 7.50%, 03/15/28	1,407
504	Series 2056, Class TD, 6.50%, 05/15/18	528
2,023	Series 2063, Class PG, 6.50%, 06/15/28	2,111
268	Series 2064, Class TE, 7.00%, 06/15/28	282
1,366	Series 2075, Class PH, 6.50%, 08/15/28	1,425
1,196	Series 2075, Class PM, 6.25%, 08/15/28	1,233
347	Series 2089, Class PJ, IO, 7.00%, 10/15/28	79
257	Series 2102, Class TC, 6.00%, 12/15/13	265
1,089	Series 2125, Class JZ, 6.00%, 02/15/29	1,109
133	Series 2163, Class PC, IO, 7.50%, 06/15/29	28
1,994	Series 2169, Class TB, 7.00%, 06/15/29	2,116
798	Series 2172, Class QC, 7.00%, 07/15/29	851
8	Series 2196, Class TL, 7.50%, 11/15/29	9
458	Series 2201, Class C, 8.00%, 11/15/29	484
857	Series 2210, Class Z, 8.00%, 01/15/30	904
374	Series 2224, Class CB, 8.00%, 03/15/30	389
525	Series 2256, Class MC, 7.25%, 09/15/30	556
820	Series 2259, Class ZM, 7.00%, 10/15/30	857
624	Series 2271, Class PC, 7.25%, 12/15/30	638
798	Series 2283, Class K, 6.50%, 12/15/23	842
377	Series 2296, Class PD, 7.00%, 03/15/31	399
192	Series 2306, Class K, PO, 05/15/24	156
467	Series 2306, Class SE, IF, IO, 6.62%, 05/15/24	73
295	Series 2333, Class HC, 6.00%, 07/15/31	301
562	Series 2344, Class QG, 6.00%, 08/15/16	583
8,493	Series 2344, Class ZD, 6.50%, 08/15/31	8,869
1,065	Series 2344, Class ZJ, 6.50%, 08/15/31	1,109
802	Series 2345, Class NE, 6.50%, 08/15/31	835
909	Series 2345, Class PQ, 6.50%, 08/15/16	953
794	Series 2347, Class VP, 6.50%, 03/15/20	832
1,256	Series 2351, Class PZ, 6.50%, 08/15/31	1,328
4,822	Series 2353, Class TD, 6.00%, 09/15/16	5,023
646	Series 2355, Class BP, 6.00%, 09/15/16	670
741	Series 2360, Class PG, 6.00%, 09/15/16	768
51	Series 2362, Class PD, 6.50%, 06/15/20	51
652	Series 2366, Class MD, 6.00%, 10/15/16	661
1,178	Series 2391, Class QR, 5.50%, 12/15/16	1,204
1,195	Series 2391, Class VQ, 6.00%, 10/15/12	1,227
577	Series 2392, Class PV, 6.00%, 12/15/20	582
241	Series 2410, Class HC, 5.50%, 02/15/09	243
769	Series 2410, Class NG, 6.50%, 02/15/32	800
873	Series 2410, Class OE, 6.38%, 02/15/32	903
2,414	Series 2410, Class QS, IF, 13.09%, 02/15/32	2,483
335	Series 2410, Class QX, IF, IO, 6.18%, 02/15/32	38
141	Series 2412, Class SE, IF, 11.29%, 02/15/09	143
1,595	Series 2412, Class SP, IF, 11.17%, 02/15/32	1,579
397	Series 2423, Class MC, 7.00%, 03/15/32	417
796	Series 2423, Class MT, 7.00%, 03/15/32	834
1,886	Series 2423, Class TB, 6.50%, 03/15/32	1,966
3,240	Series 2434, Class TC, 7.00%, 04/15/32	3,396
957	Series 2435, Class CJ, 6.50%, 04/15/32	989
1,595	Series 2435, Class VH, 6.00%, 07/15/19	1,629
1,196	Series 2441, Class GF, 6.50%, 04/15/32	1,247
953	Series 2444, Class ES, IF, IO, 5.48%, 03/15/32	101
1,066	Series 2450, Class GZ, 7.00%, 05/15/32	1,109
381	Series 2450, Class SW, IF, IO, 5.53%, 03/15/32	40
2,307	Series 2460, Class VZ, 6.00%, 11/15/29	2,366
3,466	Series 2466, Class DH, 6.50%, 06/15/32	3,607
3,988	Series 2466, Class PG, 6.50%, 04/15/32	4,158
1,525	Series 2474, Class NR, 6.50%, 07/15/32	1,588
2,366	Series 2484, Class LZ, 6.50%, 07/15/32	2,471
1,114	Series 2498, Class UD, 5.50%, 06/15/16	1,125
2,393	Series 2500, Class MC, 6.00%, 09/15/32	2,369
1,755	Series 2508, Class AQ, 5.50%, 10/15/17	1,791
2,393	Series 2512, Class PG, 5.50%, 10/15/22	2,351
502	Series 2513, Class YO, PO, 02/15/32	435
2,133	Series 2515, Class DE, 4.00%, 03/15/32	2,008
185	Series 2519, Class BT, 8.50%, 09/15/31	200
1,308	Series 2527, Class VU, 5.50%, 10/15/13	1,337

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
1,196		Series 2535, Class BK, 5.50%, 12/15/22	1,210
1,675		Series 2537, Class TE, 5.50%, 12/15/17	1,696
2,662		Series 2543, Class YX, 6.00%, 12/15/32	2,620
920		Series 2557, Class WJ, 5.00%, 07/15/14	926
1,350		Series 2565, Class MB, 6.00%, 05/15/30	1,387
3,190		Series 2575, Class ME, 6.00%, 02/15/33	3,139
902		Series 2586, Class WI, IO, 6.50%, 03/15/33	232
3,283		Series 2594, Class VA, 6.00%, 03/15/14	3,357
1,294		Series 2594, Class VP, 6.00%, 02/15/14	1,316
1,595		Series 2594, Class VQ, 6.00%, 08/15/20	1,629
2,838		Series 2597, Class AD, 6.50%, 03/15/32	3,008
2,220		Series 2597, Class DS, IF, IO, 5.08%, 02/15/33	219
4,622		Series 2599, Class DS, IF, IO, 4.53%, 02/15/33	400
5,133		Series 2610, Class DS, IF, IO, 4.63%, 03/15/33	484
2,994		Series 2611, Class SH, IF, IO, 5.18%, 10/15/21	264
1,595		Series 2617, Class GR, 4.50%, 05/15/18	1,531
909		Series 2619, Class IM, IO, 5.00%, 10/15/21	123
1,000		Series 2628, Class WA, 4.00%, 07/15/28	979
126		Series 2630, Class KN, 2.50%, 04/15/13	126
2,198		Series 2631, Class LC, 4.50%, 06/15/18	2,114
798		Series 2640, Class VE, 3.25%, 07/15/22	681
217		Series 2643, Class HI, IO, 4.50%, 12/15/16	17
2,004		Series 2651, Class VZ, 4.50%, 07/15/18	1,921
907		Series 2656, Class SH, IF, 14.20%, 02/15/25	922
1,114		Series 2668, Class SB, IF, 5.01%, 10/15/15	1,059
798		Series 2672, Class ME, 5.00%, 11/15/22	790
1,994		Series 2675, Class CK, 4.00%, 09/15/18	1,870
1,421		Series 2682, Class YS, IF, 5.30%, 10/15/33	957
2,000		Series 2684, Class PO, PO, 01/15/33	1,374
957		Series 2684, Class TO, PO, 10/15/33	479
612		Series 2686, Class GB, 5.00%, 05/15/20	618
589		Series 2691, Class WS, IF, 5.30%, 10/15/33	389
1,000		Series 2695, Class DE, 4.00%, 01/15/17	984
447		Series 2697, Class LE, 4.50%, 11/15/20	445
859		Series 2705, Class SC, IF, 5.30%, 11/15/33	571
859		Series 2705, Class SD, IF, 5.83%, 11/15/33	614
500		Series 2707, Class QE, 4.50%, 11/15/18	479
5,822		Series 2727, Class BS, IF, 5.38%, 01/15/34	3,612
89		Series 2727, Class PO, PO, 01/15/34	45
54		Series 2733, Class GF, VAR, 0.00%, 09/15/33	43
344		Series 2739, Class S, IF, 7.07%, 01/15/34	230
589		Series 2744, Class FE, VAR, 0.00%, 02/15/34	412
279		Series 2744, Class PC, 5.50%, 01/15/31	279
1,991		Series 2744, Class PD, 5.50%, 08/15/33	2,028
1,595		Series 2744, Class TU, 5.50%, 05/15/32	1,616
19		Series 2749, Class PK, IO, 5.00%, 09/15/22	—	(h)
1,000		Series 2752, Class PD, 5.00%, 03/15/26	1,012
676		Series 2753, Class S, IF, 7.07%, 02/15/34	454
377		Series 2755, Class SA, IF, 9.27%, 05/15/30	369
233		Series 2769, Class PO, PO, 03/15/34	118
1,490		Series 2776, Class SK, IF, 5.38%, 04/15/34	994
1,339		Series 2812, Class AB, 4.50%, 10/15/18	1,331
491		Series 2846, Class PO, PO, 08/15/34	239
1,118		Series 2934, Class EC, PO, 02/15/20	914
1,000		Series 2992, Class LB, 5.00%, 06/15/20	969
2,000		Series 2999, Class NC, 4.50%, 12/15/18	1,938
1,000		Series 2999, Class ND, 4.50%, 07/15/20	941
1,000		Series 3047, Class OB, 5.50%, 12/15/33	1,023
608		Series 3068, Class AO, PO, 01/15/35	501
774		Series 3117, Class EO, PO, 02/15/36	597
257		Series 3134, Class PO, PO, 03/15/36	188
845		Series 3138, Class PO, PO, 04/15/36	619
853		Series 3150, Class PO, PO, 05/15/36	653
359		Series 3158, Class LX, VAR, 0.00%, 05/15/36	253
1,000		Series 3162, Class OB, 6.00%, 11/15/30	1,029
555		Series 3179, Class OA, PO, 07/15/36	445
365		Series 3189, Class SN, IF, 10.57%, 11/15/35	389
881		Series 3318, Class EO, PO, 05/15/37	633
452		Federal Home Loan Mortgage Corp. STRIPS, Series 243, Class 16, IO, 4.50%, 11/15/20	72
		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
286		Series T-41, Class 3A, VAR, 7.50%, 07/25/32	291
249		Series T-51, Class 2A, VAR, 7.50%, 08/25/42	264
2,465		Series T-54, Class 2A, 6.50%, 02/25/43	2,527
855		Series T-54, Class 3A, 7.00%, 02/25/43	910
233		Series T-58, Class APO, PO, 09/25/43	192
		Federal National Mortgage Association REMICS,
21		Series 1988-7, Class Z, 9.25%, 04/25/18	22
89		Series 1989-70, Class G, 8.00%, 10/25/19	96
39		Series 1989-78, Class H, 9.40%, 11/25/19	43
33		Series 1989-83, Class H, 8.50%, 11/25/19	35
32		Series 1989-89, Class H, 9.00%, 11/25/19	35
10		Series 1990-1, Class D, 8.80%, 01/25/20	11
16		Series 1990-7, Class B, 8.50%, 01/25/20	18
16		Series 1990-60, Class K, 5.50%, 06/25/20	16
16		Series 1990-63, Class H, 9.50%, 06/25/20	17
16		Series 1990-93, Class G, 5.50%, 08/25/20	17
—	(h)	Series 1990-94, Class H, HB, 505.00%, 08/25/20	2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   85

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
—	(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	4
79		Series 1990-102, Class J, 6.50%, 08/25/20	82
34		Series 1990-120, Class H, 9.00%, 10/25/20	38
7		Series 1990-134, Class SC, IF, 17.85%, 11/25/20	7
—	(h)	Series 1990-140, Class K, HB, 652.15%, 12/25/20	7
—	(h)	Series 1991-7, Class K, HB, 907.68%, 02/25/21	1
50		Series 1991-42, Class S, IF, 13.30%, 05/25/21	54
6		Series 1992-33, Class F, VAR, 3.46%, 03/25/22	6
45		Series 1992-143, Class MA, 5.50%, 09/25/22	45
328		Series 1993-25, Class J, 7.50%, 03/25/23	351
2,108		Series 1993-37, Class PX, 7.00%, 03/25/23	2,225
695		Series 1993-54, Class Z, 7.00%, 04/25/23	732
146		Series 1993-62, Class SA, IF, 13.93%, 04/25/23	165
187		Series 1993-122, Class M, 6.50%, 07/25/23	196
73		Series 1993-165, Class SD, IF, 8.85%, 09/25/23	78
1		Series 1993-170, Class SE, IF, 14.99%, 09/25/08	1
1		Series 1993-175, Class SA, IF, 13.19%, 09/25/08	1
309		Series 1993-178, Class PK, 6.50%, 09/25/23	322
3,988		Series 1993-183, Class KA, 6.50%, 10/25/23	4,183
2,449		Series 1993-189, Class PL, 6.50%, 10/25/23	2,557
7		Series 1993-190, Class S, IF, 10.57%, 10/25/08	7
2		Series 1993-196, Class FA, VAR, 3.73%, 10/25/08	2
320		Series 1993-225, Class SG, IF, 16.94%, 12/25/13	345
514		Series 1993-247, Class SA, IF, 18.48%, 12/25/23	634
1,094		Series 1993-250, Class Z, 7.00%, 12/25/23	1,148
1,901		Series 1993-257, Class C, PO, 06/25/23	1,645
29		Series 1994-9, Class E, PO, 11/25/23	23
18		Series 1994-12, Class FC, VAR, 3.88%, 01/25/09	18
16		Series 1994-17, Class JB, IO, 6.50%, 02/25/09	—	(h)
3		Series 1994-20, Class Z, 6.50%, 02/25/09	3
64		Series 1994-34, Class DZ, 6.00%, 03/25/09	64
81		Series 1994-55, Class G, 6.75%, 12/25/23	81
1,353		Series 1996-14, Class SE, IF, IO, 6.64%, 08/25/23	209
—	(h)	Series 1996-20, Class L, PO, 09/25/08	—	(h)
17		Series 1996-24, Class E, PO, 03/25/09	17
65		Series 1996-27, Class FC, VAR, 3.00%, 03/25/17	64
1		Series 1996-39, Class J, PO, 09/25/08	1
125		Series 1996-59, Class J, 6.50%, 08/25/22	130
757		Series 1996-59, Class K, 6.50%, 07/25/23	784
612		Series 1997-20, Class IB, IO, VAR, 1.84%, 03/25/27	17
623		Series 1997-20, Class IO, IO, VAR, 1.84%, 03/25/27	22
289		Series 1997-27, Class J, 7.50%, 04/18/27	300
262		Series 1997-29, Class J, 7.50%, 04/20/27	278
572		Series 1997-39, Class PD, 7.50%, 05/20/27	602
258		Series 1997-81, Class PI, IO, 7.00%, 12/18/27	63
43		Series 1998-4, Class C, PO, 04/25/23	35
10		Series 1998-27, Class B, PO, 12/25/08	10
558		Series 1998-36, Class ZB, 6.00%, 07/18/28	570
1,483		Series 2000-2, Class ZE, 7.50%, 02/25/30	1,592
708		Series 2001-4, Class PC, 7.00%, 03/25/21	752
988		Series 2001-5, Class OW, 6.00%, 03/25/16	1,017
2,099		Series 2001-33, Class ID, IO, 6.00%, 07/25/31	473
1,462		Series 2001-36, Class DE, 7.00%, 08/25/31	1,541
368		Series 2001-44, Class PD, 7.00%, 09/25/31	385
2,009		Series 2001-48, Class Z, 6.50%, 09/25/21	2,101
419		Series 2001-49, Class Z, 6.50%, 09/25/31	436
499		Series 2001-52, Class XM, 6.50%, 11/25/10	509
549		Series 2001-61, Class VB, 7.00%, 12/25/16	550
363		Series 2001-71, Class GU, 6.00%, 05/25/14	365
1,358		Series 2001-71, Class MB, 6.00%, 12/25/16	1,407
1,693		Series 2001-71, Class QE, 6.00%, 12/25/16	1,753
9,520		Series 2001-74, Class MB, 6.00%, 12/25/16	9,914
912		Series 2001-80, Class PE, 6.00%, 07/25/29	936
367		Series 2001-81, Class LO, PO, 01/25/32	271
893		Series 2002-1, Class HC, 6.50%, 02/25/22	932
338		Series 2002-1, Class SA, IF, 17.15%, 02/25/32	385
767		Series 2002-2, Class UC, 6.00%, 02/25/17	789
1,683		Series 2002-3, Class OG, 6.00%, 02/25/17	1,743
266		Series 2002-8, Class SR, IF, 11.28%, 03/25/09	270
4,865		Series 2002-18, Class PC, 5.50%, 04/25/17	4,973
1,171		Series 2002-21, Class PE, 6.50%, 04/25/32	1,217
1,595		Series 2002-24, Class AJ, 6.00%, 04/25/17	1,650
1,099		Series 2002-28, Class PK, 6.50%, 05/25/32	1,143
1,520		Series 2002-37, Class Z, 6.50%, 06/25/32	1,587
2,709		Series 2002-56, Class UC, 5.50%, 09/25/17	2,763
781		Series 2002-59, Class AC, 6.00%, 03/25/28	784
1,237		Series 2002-61, Class PE, 5.50%, 05/25/16	1,244

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
1,000		Series 2002-71, Class KM, 5.00%, 11/25/17	995
3,190		Series 2002-74, Class LD, 5.00%, 01/25/16	3,218
3,988		Series 2002-74, Class PD, 5.00%, 11/25/15	4,018
3,840		Series 2002-74, Class VB, 6.00%, 11/25/31	3,890
1,743		Series 2002-84, Class VB, 5.50%, 04/25/15	1,760
244		Series 2002-91, Class UH, IO, 5.50%, 06/25/22	34
1,595		Series 2002-94, Class BK, 5.50%, 01/25/18	1,614
1,000		Series 2003-8, Class SB, IF, IO, 5.18%, 03/25/16	40
798		Series 2003-22, Class UD, 4.00%, 04/25/33	632
640		Series 2003-34, Class GB, 6.00%, 03/25/33	624
1,199		Series 2003-34, Class GE, 6.00%, 05/25/33	1,164
286		Series 2003-39, Class IO, IO, VAR, 6.00%, 05/25/33	77
1,595		Series 2003-47, Class PE, 5.75%, 06/25/33	1,527
673		Series 2003-52, Class SX, IF, 15.53%, 10/25/31	736
664		Series 2003-64, Class SX, IF, 7.59%, 07/25/33	514
1,539		Series 2003-71, Class DS, IF, 4.18%, 08/25/33	913
4,645		Series 2003-80, Class SY, IF, IO, 5.18%, 06/25/23	563
1,595		Series 2003-83, Class PG, 5.00%, 06/25/23	1,576
425		Series 2003-91, Class SD, IF, 8.38%, 09/25/33	399
1,196		Series 2003-106, Class US, IF, 5.37%, 11/25/23	856
2,989		Series 2003-116, Class SB, IF, IO, 5.13%, 11/25/33	299
2,161		Series 2003-117, Class JB, 3.50%, 06/25/33	1,970
798		Series 2003-128, Class KE, 4.50%, 01/25/14	799
953		Series 2003-130, Class SX, IF, 7.81%, 01/25/34	933
1,249		Series 2004-10, Class SC, IF, 18.71%, 02/25/34	1,415
1,193		Series 2004-14, Class SD, IF, 5.37%, 03/25/34	777
1,000		Series 2004-21, Class AE, 4.00%, 04/25/19	923
250		Series 2004-21, Class CO, PO, 04/25/34	125
1,595		Series 2004-25, Class PC, 5.50%, 01/25/34	1,608
903		Series 2004-25, Class SA, IF, 12.73%, 04/25/34	938
1,037		Series 2004-36, Class PC, 5.50%, 02/25/34	1,039
1,443		Series 2004-36, Class SA, IF, 12.73%, 05/25/34	1,488
1,131		Series 2004-76, Class CL, 4.00%, 10/25/19	1,060
504		Series 2005-52, Class PA, 6.50%, 06/25/35	523
1,985		Series 2005-68, Class PG, 5.50%, 08/25/35	2,003
2,309		Series 2005-84, Class XM, 5.75%, 10/25/35	2,356
2,620		Series 2005-110, Class GJ, 5.50%, 11/25/30	2,668
5,000		Series 2005-118, Class ME, 6.00%, 01/25/32	5,150
355		Series 2006-15, Class OT, PO, 01/25/36	292
789		Series 2006-22, Class AO, PO, 04/25/36	598
839		Series 2006-59, Class QO, PO, 01/25/33	655
765		Series 2006-65, Class QO, PO, 07/25/36	586
384		Series 2006-72, Class GO, PO, 08/25/36	296
1,500		Series 2006-77, Class PC, 6.50%, 08/25/36	1,579
1,694		Series 2006-110, Class PO, PO, 11/25/36	1,240
1,879		Series 2008-16, Class IS, IF, IO, 3.73%, 03/25/38	136
28		Series G-14, Class L, 8.50%, 06/25/21	30
141		Series G-18, Class Z, 8.75%, 06/25/21	155
42		Series G-22, Class G, 6.00%, 12/25/16	43
97		Series G-35, Class M, 8.75%, 10/25/21	106
—	(h)	Series G92-27, Class SQ, HB, IF, 8,883.36%, 05/25/22	20
410		Series G92-35, Class E, 7.50%, 07/25/22	437
24		Series G92-42, Class Z, 7.00%, 07/25/22	26
583		Series G92-44, Class ZQ, 8.00%, 07/25/22	625
451		Series G92-54, Class ZQ, 7.50%, 09/25/22	482
91		Series G93-5, Class Z, 6.50%, 02/25/23	94
102		Series G95-1, Class C, 8.80%, 01/25/25	112
		Federal National Mortgage Association STRIPS,
5		Series 50, Class 2, IO, 10.50%, 03/01/19	1
32		Series 218, Class 2, IO, 7.50%, 04/01/23	8
478		Series 329, Class 1, PO, 01/01/33	347
1,103		Series 340, Class 1, PO, 09/01/33	775
		Federal National Mortgage Association Whole Loan,
173		Series 2002-W5, Class A10, IF, IO, 5.63%, 11/25/30	7
1,171		Series 2003-W1, Class 1A1, 6.50%, 12/25/42	1,205
337		Series 2003-W4, Class 2A, 6.50%, 10/25/42	355
1,001		Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,073
		Government National Mortgage Association,
341		Series 1994-3, Class PQ, 7.49%, 07/16/24	361
1,172		Series 1994-4, Class KQ, 7.99%, 07/16/24	1,234
2,393		Series 1994-7, Class PQ, 6.50%, 10/16/24	2,507
489		Series 1995-3, Class DQ, 8.05%, 06/16/25	529
129		Series 1995-7, Class CQ, 7.50%, 09/16/25	139
991		Series 1996-16, Class E, 7.50%, 08/16/26	1,037
205		Series 1998-26, Class K, 7.50%, 09/17/25	217
3,351		Series 1999-4, Class ZB, 6.00%, 02/20/29	3,394
2,983		Series 1999-10, Class ZC, 6.50%, 04/20/29	3,123
396		Series 1999-30, Class S, IF, IO, 6.13%, 08/16/29	40
373		Series 1999-41, Class Z, 8.00%, 11/16/29	395
255		Series 1999-44, Class PC, 7.50%, 12/20/29	274
608		Series 2000-6, Class Z, 7.50%, 02/20/30	651
107		Series 2000-9, Class Z, 8.00%, 06/20/30	116

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   87

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,531	Series 2000-9, Class ZJ, 8.50%, 02/16/30	2,744
1,002	Series 2000-14, Class PD, 7.00%, 02/16/30	1,054
292	Series 2000-16, Class ZN, 7.50%, 02/16/30	313
1,507	Series 2000-37, Class B, 8.00%, 12/20/30	1,551
125	Series 2000-38, Class AH, 7.15%, 12/20/30	128
960	Series 2001-7, Class PK, 6.50%, 03/20/31	999
52	Series 2001-32, Class WA, IF, 13.95%, 07/20/31	54
1,595	Series 2001-64, Class MQ, 6.50%, 12/20/31	1,656
351	Series 2002-7, Class PG, 6.50%, 01/20/32	368
489	Series 2002-31, Class S, IF, IO, 6.23%, 01/16/31	49
1,342	Series 2002-40, Class UK, 6.50%, 06/20/32	1,397
5,852	Series 2002-45, Class QE, 6.50%, 06/20/32	6,083
1,449	Series 2002-47, Class PG, 6.50%, 07/16/32	1,509
1,595	Series 2002-47, Class PY, 6.00%, 07/20/32	1,627
1,613	Series 2002-47, Class ZA, 6.50%, 07/20/32	1,658
128	Series 2002-51, Class SG, IF, 21.79%, 04/20/31	153
761	Series 2002-54, Class GB, 6.50%, 08/20/32	790
443	Series 2002-79, Class KV, 6.00%, 11/20/13	453
4,598	Series 2002-88, Class VA, 6.00%, 12/20/17	4,709
1,011	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	133
894	Series 2003-4, Class NY, 5.50%, 12/20/13	914
281	Series 2003-24, Class PO, PO, 03/16/33	224
1,196	Series 2003-40, Class TJ, 6.50%, 03/20/33	1,225
1,155	Series 2003-52, Class AP, PO, 06/16/33	873
157	Series 2003-95, Class SC, IF, IO, 4.53%, 09/17/31	2
241	Series 2004-28, Class S, IF, 12.88%, 04/16/34	236
502	Series 2004-73, Class AE, IF, 9.77%, 08/17/34	494
358	Series 2006-16, Class OP, PO, 03/20/36	271
945	Series 2007-49, Class NO, PO, 12/20/35	780
1,444	Series 2007-57, Class PO, PO, 03/20/37	1,074
911	Series 2008-25, Class SB, IF, IO, 4.43%, 03/20/38	86
1,440	Series 2008-32, Class PI, IO, 5.50%, 10/16/37	310
1,000	Series 2008-36, Class AY, 5.00%, 04/16/23	960
	Vendee Mortgage Trust,
1,900	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	1,915
2,800	Series 1996-1, Class 1Z, 6.75%, 02/15/26	2,922
925	Series 1996-2, Class 1Z, 6.75%, 06/15/26	981
3,680	Series 1997-1, Class 2Z, 7.50%, 02/15/27	4,015
928	Series 1998-1, Class 2E, 7.00%, 03/15/28	978
		354,364
	Non-Agency CMO — 6.3%
1,500	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.85%, 09/25/35	1,131
	AmeriCredit Automobile Receivables Trust,
200	Series 2008-AF, Class A3, 5.68%, 12/12/12	195
400	Series 2008-AF, Class A4, 6.96%, 10/14/14	382
326	Banc of America Alternative Loan Trust, Series 2003-11, Class PO, PO, 01/25/34	196
	Banc of America Funding Corp.,
421	Series 2004-1, Class PO, PO, 03/25/34	253
330	Series 2005-7, Class 30PO, PO, 11/25/35	172
1,384	Series 2005-E, Class 4A1, VAR, 4.14%, 03/20/35	1,285
	Banc of America Mortgage Securities, Inc.,
338	Series 2003-8, Class APO, PO, 11/25/33	185
807	Series 2004-1, Class APO, PO, 02/25/34	508
593	Series 2004-6, Class APO, PO, 07/25/34	320
795	Series 2004-J, Class 3A1, VAR, 5.07%, 11/25/34	737
	Bear Stearns Adjustable Rate Mortgage Trust,
363	Series 2003-7, Class 3A, VAR, 4.96%, 10/25/33 (i)	355
1,522	Series 2006-1, Class A1, VAR, 4.63%, 02/25/36	1,342
782	Cendant Mortgage Corp., Series 2004-1, Class P, PO, 02/25/34	451
	Citicorp Mortgage Securities, Inc.,
1,933	Series 2004-1, Class 3A1, 4.75%, 01/25/34	1,879
1,205	Series 2004-5, Class 2A5, PO, 4.50%, 08/25/34	1,143
	Citigroup Mortgage Loan Trust, Inc.,
728	Series 2003-UP3, Class A3, 7.00%, 09/25/33	692
1,528	Series 2003-UST1, Class A1, 5.50%, 12/25/18	1,419
288	Series 2003-UST1, Class PO1, PO, 12/25/18	191
203	Series 2003-UST1, Class PO3, PO, 12/25/18	142
247	Series 2005-1, Class 2A1A, VAR, 6.25%, 04/25/35	226
	Countrywide Alternative Loan Trust,
2,763	Series 2002-8, Class A4, 6.50%, 07/25/32	2,705
2,731	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,751
1,000	Series 2004-18CB, Class 2A4, 5.70%, 09/25/34	882
1,300	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	1,002
1,000	Series 2007-21CB, Class 1A5, 6.00%, 09/25/37	637
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,860	Series 2003-26, Class 1A6, 3.50%, 08/25/33	2,419
1,355	Series 2003-J7, Class 4A3, IF, 6.59%, 08/25/18	1,215

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
549		Series 2003-J13, Class PO, PO, 01/25/34	338
324		Series 2004-HYB3, Class 2A, VAR, 4.12%, 06/20/34	320
1,611		Series 2005-22, Class 2A1, VAR, 5.26%, 11/25/35	1,213
474		Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	279
		CS First Boston Mortgage Securities Corp.,
128		Series 1997-2, Class A, 7.50%, 06/25/20 (e)	127
704		Series 2003-23, Class 2A5, 5.00%, 10/25/18	653
529		Deutsche Mortgage Securities, Inc., Series 2004-1, Class 2APO, PO, 10/25/18	366
		First Horizon Asset Securities, Inc.,
1,940		Series 2004-AR7, Class 2A1, VAR, 4.91%, 02/25/35	1,839
798		Series 2004-AR7, Class 2A2, VAR, 4.91%, 02/25/35	743
1,527		Series 2005-AR1, Class 2A2, VAR, 5.00%, 04/25/35	1,388
287		GMAC Mortgage Corp. Loan Trust, Series 2003-J7, Class A10, 5.50%, 11/25/33	261
1,000		GSR Mortgage Loan Trust, Series 2006-1F, Class 1A3, 5.50%, 02/25/36	869
1,121		Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.71%, 08/25/35	13
1,449		MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 3.89%, 04/21/34	1,346
		MASTR Alternative Loans Trust,
536		Series 2003-9, Class 8A1, 6.00%, 01/25/34	461
279		Series 2004-7, Class 30PO, PO, 08/25/34	161
708		Series 2004-10, Class 1A1, 4.50%, 09/25/19	636
		MASTR Asset Securitization Trust,
310		Series 2003-4, Class 2A2, 5.00%, 05/25/18	310
484		Series 2004-8, Class PO, PO, 08/25/19	324
1,834		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	1,214
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 1,870.52%, 04/20/21	1
425		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 2.79%, 02/25/35	359
		Nomura Asset Acceptance Corp.,
902		Series 2003-A1, Class A1, 5.50%, 05/25/33	776
662		Series 2003-A1, Class A2, 6.00%, 05/25/33	569
55		Series 2003-A1, Class A5, 7.00%, 04/25/33	51
545		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	553
1		Paine Webber CMO Trust, Series H, Class 4, 8.75%, 04/01/18	1
		Residential Accredit Loans, Inc.,
776		Series 2002-QS16, Class A3, IF, 11.45%, 10/25/17	806
3,692		Series 2002-QS8, Class A5, 6.25%, 06/25/17	3,682
1,308		Series 2003-QS14, Class A1, 5.00%, 07/25/18	1,205
895		Series 2003-QS3, Class A2, IF, 11.06%, 02/25/18	916
1,550		Series 2003-QS3, Class A8, IF, IO, 5.13%, 02/25/18	143
3,838		Series 2003-QS9, Class A3, IF, IO, 5.08%, 05/25/18	404
798		Series 2004-QS8, Class A2, 5.00%, 06/25/34	753
		Residential Funding Mortgage Securities I,
1,920		Series 2003-S07, Class A17, 4.00%, 05/25/33	1,718
798		Series 2003-S12, Class 4A5, 4.50%, 12/25/32	698
1,042		Series 2005-SA4, Class 1A1, VAR, 5.02%, 09/25/35	971
214		Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class PO1, PO, 12/25/18	158
		WaMu Mortgage Pass-Through Certificates,
424		Series 2003-S10, Class A6, PO, 10/25/18	261
905		Series 2004-S3, Class 2A3, IF, 12.04%, 07/25/34	908
1,000		Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.50%, 06/25/35	765
359		Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS7, Class P, PO, 03/25/33	234
		Wells Fargo Mortgage Backed Securities Trust,
559		Series 2003-11, Class 1APO, PO, 10/25/18	384
1,595		Series 2003-13, Class A7, 4.50%, 11/25/18	1,493
702		Series 2003-17, Class 2A4, 5.50%, 01/25/34	696
961		Series 2004-7, Class 2A2, 5.00%, 07/25/19	904
2,514		Series 2004-BB, Class A4, VAR, 4.56%, 01/25/35	2,400
781		Series 2004-EE, Class 3A1, VAR, 4.09%, 12/25/34	727
1,994		Series 2004-S, Class A5, VAR, 3.55%, 09/25/34	1,956
			61,168
		Total Collateralized Mortgage Obligations (Cost $424,432)	415,532

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   89

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — 1.6%
2,200	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	2,130
	Bear Stearns Commercial Mortgage Securities,
1,100	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	1,056
1,420	Series 2006-PW11, Class A4, VAR, 5.62%, 03/11/39	1,318
826	Series 2006-PW14, Class A1, 5.04%, 12/11/38	810
976	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.92%, 03/15/49	974
122	CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30	122
420	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	426
750	LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class A2, VAR, 6.32%, 04/15/41	701
1,850	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	1,778
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.60%, 02/12/39	926
	Morgan Stanley Capital I,
922	Series 2006-IQ12, Class A1, 5.26%, 12/15/43	910
355	Series 2006-T23, Class A1, 5.68%, 08/12/41	353
1,000	TIAA Seasoned Commercial Mortgage Trust, Class A3, VAR, 6.09%, 08/15/39	963
3,190	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	3,150
	Total Commercial Mortgage-Backed Securities (Cost $16,221)	15,617
	Corporate Bonds — 28.2%
	Aerospace & Defense — 0.2%
250	Honeywell International, Inc., 5.30%, 03/01/18	248
1,100	Northrop Grumman Corp., 7.13%, 02/15/11	1,165
627	Systems 2001 AT LLC, (Cayman Islands), 7.16%, 12/15/11 (e)	651
		2,064
	Air Freight & Logistics — 0.4%
2,984	Federal Express Corp. 1998 Pass Through Trust, 6.72%, 01/15/22	3,170
350	United Parcel Service, Inc., 5.50%, 01/15/18	359
		3,529
	Airlines — 0.2%
419	American Airlines Pass Through Trust 1999, 7.02%, 10/15/09	402
	Continental Airlines, Inc.,
798	7.06%, 09/15/09	784
164	7.26%, 03/15/20	146
250	7.49%, 10/02/10	240
534	UAL Pass-Through Trust, 6.07%, 03/01/13	526
		2,098
	Automobiles — 0.3%
2,791	Daimler Finance North America LLC, 7.20%, 09/01/09	2,857
	Beverages — 0.1%
200	Anheuser-Busch Cos, Inc., 5.50%, 01/15/18	187
400	Coca-Cola Enterprises, Inc., 8.50%, 02/01/12	448
350	Diageo Finance BV, (Netherlands), 5.30%, 10/28/15	346
		981
	Capital Markets — 5.2%
	Bear Stearns Cos., Inc. (The),
4,785	3.25%, 03/25/09 (y)	4,771
250	7.25%, 02/01/18 (y)	259
	Credit Suisse USA, Inc.,
439	4.70%, 06/01/09	440
1,595	5.50%, 08/15/13 (c)	1,588
6,460	6.13%, 11/15/11	6,654
	Goldman Sachs Group, Inc. (The),
1,061	3.88%, 01/15/09	1,060
598	4.75%, 07/15/13	575
1,000	5.15%, 01/15/14	956
1,675	5.25%, 10/15/13	1,638
1,900	5.95%, 01/18/18	1,797
1,914	6.60%, 01/15/12	1,981
4,387	6.88%, 01/15/11	4,552
399	7.35%, 10/01/09	408
	Lehman Brothers Holdings, Inc.,
1,390	4.80%, 03/13/14	1,205
700	6.00%, 07/19/12	661
1,795	6.63%, 01/18/12	1,752
50	6.75%, 12/28/17	45
	Merrill Lynch & Co., Inc.,
1,196	4.13%, 01/15/09	1,186
700	5.00%, 01/15/15	610
1,098	5.45%, 07/15/14	993
1,005	6.15%, 04/25/13	952
667	6.40%, 08/28/17	605
683	6.88%, 04/25/18	629

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Morgan Stanley,
957	4.25%, 05/15/10	944
578	4.75%, 04/01/14	508
4,466	6.60%, 04/01/12	4,488
4,885	6.75%, 04/15/11	4,975
2,393	State Street Corp., 7.65%, 06/15/10	2,515
	UBS AG, (Switzerland),
500	5.75%, 04/25/18	479
200	5.88%, 12/20/17	195
		49,421
	Chemicals — 0.4%
250	Air Products & Chemicals, Inc., 4.15%, 02/01/13	245
	Dow Chemical Co. (The),
200	6.00%, 10/01/12	207
1,196	6.13%, 02/01/11	1,243
	EI Du Pont de Nemours & Co.,
125	4.13%, 03/06/13	122
700	6.00%, 07/15/18	713
700	Monsanto Co., 7.38%, 08/15/12	775
300	Potash Corp. of Saskatchewan, (Canada), 4.88%, 03/01/13	294
400	Praxair, Inc., 4.63%, 03/30/15	383
		3,982
	Commercial Banks — 2.6%
	Barclays Bank plc, (United Kingdom),
100	5.45%, 09/12/12	100
500	6.05%, 12/04/17 (e)	472
598	Branch Banking & Trust Co., 4.88%, 01/15/13	556
1,100	Fifth Third Bancorp, 5.45%, 01/15/17	814
	Keycorp,
1,595	Series MTNG, 4.70%, 05/21/09	1,577
250	6.50%, 05/14/13	207
1,000	M&T Bank Corp., 6.63%, 12/04/17	831
500	Marshall & Ilsley Corp., 5.35%, 04/01/11	476
917	Mellon Funding Corp., 3.25%, 04/01/09	917
300	National City Bank, VAR, 2.90%, 01/21/10	252
600	PNC Funding Corp., 5.25%, 11/15/15	561
1,495	Royal Bank of Canada, (Canada), 3.88%, 05/04/09	1,500
	SunTrust Banks, Inc.,
500	5.25%, 11/05/12	477
901	6.38%, 04/01/11	907
3,988	U.S. Bank N.A., 7.13%, 12/01/09	4,113
798	Wachovia Bank N.A., 7.80%, 08/18/10	815
	Wachovia Corp.,
1,712	3.63%, 02/17/09	1,699
300	5.50%, 05/01/13	276
1,750	5.75%, 02/01/18	1,484
	Wells Fargo & Co.,
1,784	3.13%, 04/01/09 (c)	1,776
300	5.00%, 11/15/14	292
835	5.63%, 12/11/17	803
	Wells Fargo Bank N.A.,
400	4.75%, 02/09/15	374
500	5.75%, 05/16/16	491
319	6.45%, 02/01/11	334
2,472	7.55%, 06/21/10	2,601
		24,705
	Communications Equipment — 0.0% (g)
400	Cisco Systems, Inc., 5.50%, 02/22/16	406
	Computers & Peripherals — 0.3%
1,025	Hewlett-Packard Co., 5.40%, 03/01/17	1,014
	International Business Machines Corp.,
1,117	5.39%, 01/22/09	1,125
450	5.70%, 09/14/17	459
		2,598
	Consumer Finance — 1.9%
359	American General Finance Corp., 5.38%, 10/01/12	312
279	Capital One Bank USA N.A., 5.75%, 09/15/10	277
	Capital One Financial Corp.,
275	5.70%, 09/15/11	258
740	6.25%, 11/15/13	700
	HSBC Finance Corp.,
798	4.75%, 05/15/09	803
500	5.25%, 01/15/14	487
4,583	5.88%, 02/01/09	4,608
798	6.38%, 11/27/12	816
798	6.50%, 11/15/08	802
1,783	6.75%, 05/15/11	1,851
835	7.00%, 05/15/12	864
2,752	8.00%, 07/15/10	2,857
	International Lease Finance Corp.,
598	5.88%, 05/01/13	526
1,000	6.38%, 03/25/13	894
	SLM Corp.,
600	4.00%, 01/15/10	540

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   91

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
1,037	5.38%, 01/15/13	886
798	Washington Mutual Finance Corp., 6.88%, 05/15/11	813
		18,294
	Diversified Financial Services — 6.0%
500	Allstate Life Global Funding Trusts, 5.38%, 04/30/13	499
4,367	Associates Corp. of North America, 8.15%, 08/01/09	4,491
	Bank of America Corp.,
1,000	4.90%, 05/01/13	968
1,505	5.65%, 05/01/18	1,388
1,595	7.40%, 01/15/11	1,670
5,580	7.80%, 02/15/10	5,815
200	Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	201
300	BHP Billiton Finance USA Ltd., (Australia), 5.40%, 03/29/17	287
	Caterpillar Financial Services Corp.,
320	3.45%, 01/15/09	319
400	4.85%, 12/07/12	404
400	4.90%, 08/15/13	401
250	5.45%, 04/15/18	249
300	5.50%, 03/15/16	303
	CIT Group, Inc.,
650	5.00%, 02/13/14	468
600	7.63%, 11/30/12	509
	Citigroup, Inc.,
798	4.25%, 07/29/09	797
500	4.70%, 05/29/15	449
1,994	5.63%, 08/27/12	1,902
400	6.00%, 08/15/17	371
500	6.13%, 11/21/17	470
1,000	6.13%, 05/15/18	935
319	6.20%, 03/15/09	322
1,200	CME Group, Inc., 5.40%, 08/01/13	1,202
	General Electric Capital Corp.,
1,096	4.63%, 09/15/09	1,109
3,000	4.80%, 05/01/13	2,966
2,500	5.25%, 10/19/12	2,531
1,500	5.40%, 02/15/17	1,460
3,000	5.63%, 05/01/18	2,917
6,163	5.88%, 02/15/12	6,362
2,725	6.00%, 06/15/12	2,828
2,034	6.13%, 02/22/11	2,132
800	Genworth Global Funding Trusts, 5.20%, 10/08/10	802
957	John Hancock Global Funding II, 7.90%, 07/02/10 (e)	1,021
1,595	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	1,589
550	National Rural Utilities Cooperative Finance Corp., 4.75%, 03/01/14	538
	New York Life Global Funding,
300	4.65%, 05/09/13 (e)	300
1,994	5.38%, 09/15/13 (e)	2,054
3,015	Principal Life Global Funding I, 6.25%, 02/15/12 (e)	3,111
	Textron Financial Corp.,
815	5.13%, 02/03/11	810
500	5.40%, 04/28/13	501
		57,451
	Diversified Telecommunication Services — 2.6%
	AT&T, Inc.,
2,900	4.95%, 01/15/13	2,899
400	5.10%, 09/15/14	396
225	5.50%, 02/01/18	219
500	BellSouth Corp., 5.20%, 09/15/14	496
668	Bellsouth Telecommunications, Inc., 6.30%, 12/15/15	684
3,270	British Telecommunications plc, (United Kingdom), 8.12%, 12/15/10	3,510
2,313	France Telecom S.A., (France), 7.75%, 03/01/11	2,465
2,233	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	2,296
94	Nynex Corp., 9.55%, 05/01/10	96
	Sprint Capital Corp.,
319	7.63%, 01/30/11	319
718	8.38%, 03/15/12	723
	Telecom Italia Capital S.A., (Luxembourg),
800	4.95%, 09/30/14	725
700	5.25%, 11/15/13	654
250	7.00%, 06/04/18	245
700	Telefonica Emisiones S.A.U., (Spain), 5.86%, 02/04/13	701
1,117	TELUS Corp., (Canada), 8.00%, 06/01/11	1,196
200	Verizon Communications, Inc., 5.50%, 02/15/18	191
798	Verizon Florida LLC, 6.13%, 01/15/13	813
4,187	Verizon Global Funding Corp., 7.25%, 12/01/10	4,438

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
300	Verizon New England, Inc., 4.75%, 10/01/13	289
1,595	Verizon Virginia, Inc., 4.63%, 03/15/13	1,535
		24,890
	Electric Utilities — 1.3%
319	Alabama Power Co., 4.70%, 12/01/10	325
917	Carolina Power & Light Co., 5.13%, 09/15/13	939
550	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	536
300	Cleveland Electric Illuminating Co. (The), 7.88%, 11/01/17 (c)	328
250	Columbus Southern Power Co., 6.05%, 05/01/18	250
175	Connecticut Light & Power Co., 5.65%, 05/01/18	175
	Duke Energy Carolinas LLC,
1,795	4.20%, 10/01/08	1,796
1,595	5.63%, 11/30/12	1,653
1,595	Exelon Generation Co. LLC, 6.95%, 06/15/11	1,656
175	Florida Power Corp., 5.65%, 06/15/18	178
150	FPL Group Capital, Inc., 5.35%, 06/15/13	154
163	Kiowa Power Partners LLC, 4.81%, 12/30/13 (e)	161
150	Midamerican Energy Co., 5.30%, 03/15/18	146
150	Nevada Power Co., 6.50%, 08/01/18	152
330	Pacific Gas & Electric Co., 5.63%, 11/30/17	329
125	Pacificorp, 6.90%, 11/15/11	134
100	Peco Energy Co., 5.35%, 03/01/18	99
869	PSEG Power LLC, 7.75%, 04/15/11	918
50	Public Service Co. of Colorado, 5.80%, 08/01/18	51
200	Public Service Electric & Gas Co., 5.30%, 05/01/18	198
	Spectra Energy Capital LLC,
700	5.50%, 03/01/14	689
100	5.67%, 08/15/14	98
	Virginia Electric and Power Co.,
400	5.10%, 11/30/12	402
1,000	5.40%, 04/30/18	973
		12,340
	Electronic Equipment & Instruments — 0.0% (g)
120	Arrow Electronics, Inc., 6.88%, 07/01/13	124
	Food & Staples Retailing — 0.2%
1,196	Kroger Co. (The), 8.05%, 02/01/10	1,249
560	Wal-Mart Stores, Inc., 4.25%, 04/15/13	562
		1,811
	Food Products — 0.3%
	Kellogg Co.,
200	4.25%, 03/06/13	196
500	5.13%, 12/03/12	508
	Kraft Foods, Inc.,
1,200	6.13%, 02/01/18	1,178
1,000	6.13%, 08/23/18	981
		2,863
	Gas Utilities — 0.3%
100	Atmos Energy Corp., 5.13%, 01/15/13	98
100	CenterPoint Energy Resources Corp., 6.13%, 11/01/17	96
638	KeySpan Gas East Corp., 7.88%, 02/01/10	667
350	Schlumberger Technology Corp., 6.50%, 04/15/12 (e)	377
1,037	Southern California Gas Co., 4.80%, 10/01/12	1,047
70	Texas Eastern Transmission LP, 7.30%, 12/01/10	74
	TransCanada Pipelines Ltd., (Canada),
365	4.00%, 06/15/13	346
500	6.50%, 08/15/18	505
		3,210
	Health Care Equipment & Supplies — 0.0% (g)
100	Baxter International, Inc., 4.63%, 03/15/15	97
	Hotels, Restaurants & Leisure — 0.0% (g)
300	McDonald’s Corp., 4.30%, 03/01/13	299
	Household Products — 0.0% (g)
183	Procter & Gamble Co. — ESOP, 9.36%, 01/01/21	227
	Industrial Conglomerates — 0.0% (g)
250	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.75%, 10/17/16 (e)	252
	Insurance — 2.0%
	American International Group, Inc.,
1,515	4.25%, 05/15/13	1,343
300	5.45%, 05/18/17	247
2,393	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	2,258
1,795	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	1,792
	Berkshire Hathaway Finance Corp.,
1,000	4.60%, 05/15/13 (e)	1,003
150	5.00%, 08/15/13 (e)	152
700	5.40%, 05/15/18 (e)	697
200	Chubb Corp., 5.75%, 05/15/18	192

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   93

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
1,595	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	1,661
957	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	956
700	MetLife Life and Annuity Co. of Connecticut, 5.13%, 08/15/14 (e)	646
873	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	864
1,755	Monumental Global Funding II, 4.38%, 07/30/09 (e)	1,742
479	Nationwide Financial Services, 6.25%, 11/15/11	494
877	New York Life Global Funding, 3.88%, 01/15/09 (e)	878
	Pacific Life Global Funding,
917	3.75%, 01/15/09 (e)	917
500	5.15%, 04/15/13 (e)	500
	Protective Life Secured Trusts,
853	4.00%, 10/07/09	844
1,595	4.00%, 04/01/11	1,570
200	Travelers Cos, Inc. (The), 5.80%, 05/15/18	192
		18,948
	IT Services — 0.0% (g)
350	Electronic Data Systems Corp., 6.00%, 08/01/13	367
	Machinery — 0.1%
350	Eaton Corp., 5.60%, 05/15/18	347
175	Parker Hannifin Corp., 5.50%, 05/15/18	176
		523
	Media — 0.7%
570	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	629
2,951	Comcast Cable Holdings LLC, 9.80%, 02/01/12	3,319
	Comcast Corp.,
479	5.50%, 03/15/11	481
200	5.90%, 03/15/16	196
718	Cox Communications, Inc., 7.75%, 11/01/10	758
225	Thomson Reuters Corp., (Canada), 5.95%, 07/15/13	228
500	Time Warner Cable, Inc., 5.85%, 05/01/17	477
877	Time Warner Entertainment Co. LP, 10.15%, 05/01/12	999
		7,087
	Metals & Mining — 0.2%
	Alcoa, Inc.,
805	5.55%, 02/01/17	746
400	6.00%, 07/15/13	400
600	Rio Tinto Finance USA Ltd., (Australia), 5.88%, 07/15/13	605
		1,751
	Multiline Retail — 0.1%
600	Target Corp., 6.00%, 01/15/18	606
	Multi-Utilities — 0.2%
500	Aquila, Inc., 14.88%, 07/01/12	580
766	Dominion Resources, Inc., 6.25%, 06/30/12	793
798	DTE Energy Co., 6.65%, 04/15/09	809
		2,182
	Oil, Gas & Consumable Fuels — 0.6%
400	Canadian Natural Resources Ltd., (Canada), 5.90%, 02/01/18	390
	ConocoPhillips,
300	5.20%, 05/15/18	297
1,874	8.75%, 05/25/10	2,036
225	ConocoPhillips Canada Funding Co. I, (Canada), 5.63%, 10/15/16	231
150	Marathon Oil Canada Corp., (Canada), 8.38%, 05/01/12	163
	Marathon Oil Corp.,
700	5.90%, 03/15/18	675
400	6.00%, 10/01/17	395
	XTO Energy, Inc.,
700	4.63%, 06/15/13	669
700	5.75%, 12/15/13	702
		5,558
	Paper & Forest Products — 0.2%
	International Paper Co.,
1,316	4.00%, 04/01/10	1,278
514	4.25%, 01/15/09	513
160	Weyerhaeuser Co., 6.75%, 03/15/12	165
		1,956
	Pharmaceuticals — 0.2%
500	AstraZeneca plc, (United Kingdom), 5.40%, 06/01/14	514
850	GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	856
175	Schering-Plough Corp., 6.00%, 09/15/17	173
		1,543

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 0.1%
300	HRPT Properties Trust, 6.65%, 01/15/18	270
	Simon Property Group LP,
275	5.63%, 08/15/14	261
350	6.10%, 05/01/16	342
		873
	Real Estate Management & Development — 0.0% (g)
319	ERP Operating LP, 4.75%, 06/15/09	317
	Road & Rail — 0.3%
	Burlington Northern Santa Fe Corp.,
785	6.13%, 03/15/09	791
798	7.13%, 12/15/10	839
135	Norfolk Southern Corp., 7.70%, 05/15/17	152
	Union Pacific Corp.,
175	4.88%, 01/15/15	166
200	5.65%, 05/01/17	194
450	5.70%, 08/15/18	426
		2,568
	Software — 0.1%
	Oracle Corp.,
620	5.25%, 01/15/16	618
600	5.75%, 04/15/18	601
		1,219
	Specialty Retail — 0.1%
1,000	Home Depot, Inc., 5.40%, 03/01/16	905
	Thrifts & Mortgage Finance — 0.6%
3,190	Countrywide Home Loans, Inc., 4.00%, 03/22/11	2,858
1,196	Wachovia Mortgage FSB, 4.50%, 06/15/09	1,182
	Washington Mutual Bank,
299	5.65%, 08/15/14	180
1,196	6.88%, 06/15/11	861
	Washington Mutual, Inc.,
1,085	4.20%, 01/15/10	776
300	7.25%, 11/01/17	153
		6,010
	Water Utilities — 0.0% (g)
300	American Water Capital Corp., 6.09%, 10/15/17	290
	Wireless Telecommunication Services — 0.4%
1,436	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	1,536
1,650	Sprint Nextel Corp., 6.00%, 12/01/16	1,506
400	Vodafone Group plc, (United Kingdom), 5.00%, 09/15/15	378
		3,420
	Total Corporate Bonds (Cost $273,800)	270,622
	Foreign Government Securities — 0.7%
2,393	Province of Quebec, (Canada), Series PA, 5.75%, 02/15/09 (c)	2,424
	United Mexican States, (Mexico),
1,475	4.63%, 10/08/08 (c)	1,476
850	6.63%, 03/03/15	912
1,293	Series MTN, 6.38%, 01/16/13	1,363
	Total Foreign Government Securities (Cost $6,047)	6,175
	Mortgage Pass-Through Securities — 5.3%
	Federal Home Loan Mortgage Corp.,
71	ARM, 5.13%, 07/01/26	72
338	ARM, 6.11%, 01/01/27	341
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
1,690	4.00%, 05/01/14 – 08/01/18	1,630
649	4.50%, 10/01/18	639
784	5.00%, 12/01/17	786
193	5.50%, 06/01/17	197
268	6.00%, 04/01/18	276
1,495	6.50%, 05/01/17 – 04/01/18	1,549
149	7.00%, 08/01/10 – 09/01/12 (m)	155
99	7.50%, 08/01/09 – 10/01/14	102
28	8.50%, 01/01/10	29
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
199	6.00%, 12/01/22	203
353	6.50%, 12/01/13 – 11/01/22	367
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,432	5.50%, 07/01/35	1,419
863	6.00%, 01/01/34	874
95	7.00%, 04/01/22 – 04/01/26	100
67	7.50%, 08/01/25	73
83	8.00%, 07/01/20 – 11/01/24	89
221	8.50%, 07/01/28	245
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
40	12.00%, 08/01/15 – 07/01/19	44

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   95

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association,
152	ARM, 4.44%, 09/01/27	152
160	ARM, 4.60%, 03/01/29	160
404	ARM, 4.62%, 09/01/34	407
1,431	ARM, 4.83%, 01/01/35	1,438
1,444	ARM, 5.43%, 06/01/36	1,443
63	ARM, 5.52%, 03/01/19	64
31	ARM, 5.54%, 06/01/26	31
17	ARM, 6.79%, 08/01/19	18
	Federal National Mortgage Association, 15 Year, Single Family,
1,685	4.00%, 07/01/18	1,606
9,768	4.50%, 05/01/18 – 11/01/19	9,622
7,096	5.00%, 12/01/16 – 10/01/19	7,116
469	5.50%, 01/01/20	477
1,429	6.50%, 12/01/10 – 08/01/20	1,486
17	7.00%, 06/01/10	17
234	7.50%, 10/01/12	245
171	8.00%, 11/01/12	179
818	Federal National Mortgage Association, 20 Year, Single Family, 6.50%, 04/01/25	852
	Federal National Mortgage Association, 30 Year FHA/VA,
151	6.00%, 09/01/33	153
267	6.50%, 03/01/29	277
206	8.50%, 08/01/27 – 02/01/30	225
181	9.00%, 09/01/19 – 12/01/30	200
54	9.50%, 12/01/18	60
	Federal National Mortgage Association, 30 Year, Single Family,
2,064	5.00%, 11/01/33 – 12/01/34	1,998
3,020	5.50%, 04/01/33 – 12/01/33	2,999
1,383	6.00%, 12/01/32 – 09/01/33	1,404
529	6.50%, 08/01/31	553
247	7.00%, 07/01/25 – 08/01/32	262
146	7.50%, 11/01/22 – 05/01/25	157
479	8.00%, 03/01/21 – 11/01/28	521
77	8.50%, 07/01/24 – 06/01/25	84
7	9.00%, 04/01/26	8
28	10.00%, 02/01/24	32
36	12.50%, 01/01/16	40
	Federal National Mortgage Association, Other,
698	4.00%, 09/01/13	691
390	4.50%, 11/01/14	390
	Government National Mortgage Association II, 30 Year, Single Family,
534	6.00%, 03/20/28	545
110	7.50%, 02/20/28 – 09/20/28	118
293	8.00%, 12/20/25 – 10/20/28	319
169	8.50%, 03/20/25 – 05/20/25	186
	Government National Mortgage Association, 15 Year, Single Family,
320	6.00%, 10/15/17	332
10	6.50%, 07/15/09	10
70	7.50%, 02/15/12 – 03/15/12	73
325	8.00%, 08/15/09 – 01/15/16	345
	Government National Mortgage Association, 30 Year, Single Family,
884	6.00%, 11/15/28	903
1,308	6.50%, 01/15/24 – 02/15/33	1,356
1,607	7.00%, 08/15/23 – 06/15/33	1,715
255	7.50%, 11/15/22 – 06/15/32	274
85	8.00%, 05/15/22 – 08/15/28	93
73	8.50%, 03/15/17 – 11/15/17	79
102	9.00%, 01/15/09 – 11/15/24	111
195	9.50%, 10/15/09 – 12/15/25	216
87	12.00%, 11/15/19	99
	Total Mortgage Pass-Through Securities (Cost $50,711)	51,331
	Supranational — 0.0% (g)
160	Corp. Andina de Fomento, 5.20%, 05/21/13	158
80	Inter-American Development Bank, 8.40%, 09/01/09	84
	Total Supranational (Cost $240)	242
	U.S. Government Agency Securities — 1.4%
	Federal Home Loan Bank System,
5,144	4.72%, 09/20/12	5,158
798	6.21%, 06/02/09	817
387	Federal Home Loan Mortgage Corp., 6.88%, 09/15/10	414
	Federal National Mortgage Association,
3,190	5.50%, 03/15/11	3,353
957	6.13%, 03/15/12	1,031
2,672	6.25%, 02/01/11	2,548
	Total U.S. Government Agency Securities (Cost $13,300)	13,321
	U.S. Treasury Obligations — 15.1%
	U.S. Treasury Bonds,

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
1,300	8.75%, 05/15/17 (c)	1,771
18,227	11.75%, 11/15/14 (m)	20,253
1,042	12.50%, 08/15/14 (m)	1,140
	U.S. Treasury Bonds Coupon STRIPS,
500	02/15/10 (c)	485
12,348	02/15/11 (c)	11,624
2,000	08/15/11 (c)	1,853
239	02/15/12 (c)	216
2,750	05/15/12 (c)	2,483
399	08/15/12	355
4,625	11/15/12 (c)	4,077
7,976	02/15/13 (c)	6,956
1,596	08/15/13 (m)	1,367
798	11/15/13 (c)	676
15,773	02/15/14 (m)	13,226
8,184	05/15/14 (m)	6,789
15,798	08/15/14 (m)	12,960
9,437	11/15/14 (m)	7,661
300	02/15/15	240
4,500	05/15/15 (c)	3,562
498	08/15/15 (c)	390
8,048	11/15/15 (c)	6,205
18,889	02/15/16	14,385
3,478	05/15/16 (c)	2,599
1,595	08/15/16 (c)	1,177
4,500	05/15/17 (c)	3,176
590	08/15/17 (c)	411
475	11/15/17	327
	U.S. Treasury Bonds Principal STRIPS,
4,982	11/15/09 (c)	4,857
6,360	11/15/12	5,633
7,148	U.S. Treasury Inflation Indexed Bonds, 4.25%, 01/15/10 (c)	7,516
	U.S. Treasury Notes,
400	3.63%, 07/15/09	405
100	4.00%, 06/15/09 (c)	101
	Total U.S. Treasury Obligations (Cost $140,003)	144,876
	Total Long-Term Investments (Cost $943,145)	935,514

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.3%
	Investment Company — 2.3%
21,975	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $21,975)	21,975

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 5.7%
	Corporate Notes — 1.3%
3,500	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10	3,500
3,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	2,958
3,500	Monumental Global Funding III, VAR, 2.86%, 05/24/10	3,436
3,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09	2,959
		12,853
	Repurchase Agreements — 4.4%
9,708	Banc of America Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $9,710, collateralized by U.S. Government Agency Mortgages with a value of $9,902	9,708
7,500	Citigroup Global Markets, Inc., 2.14%, dated 08/29/08, due 09/02/08, repurchase price $7,502, collateralized by U.S. Government Agency Mortgages with a value of $7,650	7,500
10,000	Credit Suisse (USA) LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $10,002, collateralized by U.S. Government Agency Mortgages with a value of $10,200	10,000
7,500	Merrill Lynch Securities, Inc., 2.12%, dated 08/29/08, due 09/02/08, repurchase price $7,502, collateralized by U.S. Government Agency Mortgages with a value of $7,650	7,500
7,500	UBS Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $7,502, collateralized by U.S. Government Agency Mortgages with a value of $7,875	7,500
		42,208
	Total Investments of Cash Collateral for Securities on Loan (Cost $55,208)	55,061
	Total Investments — 105.4% (Cost $1,020,328)	1,012,550
	Liabilities in Excess of Other Assets — (5.4)%	(51,662)
	NET ASSETS — 100.0%	$960,888

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   97

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
		Asset-Backed Securities — 0.7%
580		Bear Stearns Asset Backed Securities Trust, Series 2006-SD1, Class A, VAR, 2.84%, 04/25/36 (i)	409
307		Capital One Auto Finance Trust, Series 2007-C, Class A2B, VAR, 2.89%, 05/17/10	304
486		Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 2.85%, 12/25/33	400
349		Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2, SUB, 5.24%, 01/25/36	328
200		First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF17, Class A4, VAR, 2.57%, 12/25/36	148
482		Indymac Residential Asset Backed Trust, Series 2006-A, Class A3, VAR, 2.67%, 03/25/36	374
		Long Beach Mortgage Loan Trust,
500		Series 2006-8, Class 2A2, VAR, 2.56%, 09/25/36	412
1,500		Series 2006-WL2, Class 2A3, VAR, 2.67%, 01/25/36	1,220
273		MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A1, VAR, 2.51%, 08/25/36	262
700		New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.50%, 11/25/33	571
500		Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.68%, 06/25/37	430
569		Residential Asset Mortgage Products, Inc., Series 2004-RS8, Class AI6, SUB, 4.98%, 08/25/34	504
1,733		Structured Asset Securities Corp., Series 2002-23XS, Class A7, SUB, 6.08%, 11/25/32	1,446
		Total Asset-Backed Securities (Cost $7,276)	6,808
		Collateralized Mortgage Obligations — 73.7%
		Agency CMO — 48.3%
		Federal Home Loan Mortgage Corp. REMICS,
67		Series 11, Class D, 9.50%, 07/15/19	71
27		Series 22, Class C, 9.50%, 04/15/20	29
36		Series 23, Class F, 9.60%, 04/15/20	38
28		Series 30, Class D, 9.50%, 02/15/20	30
1		Series 41, Class I, HB, 84.00%, 05/15/20	3
15		Series 47, Class F, 10.00%, 06/15/20	17
199		Series 77, Class H, 8.50%, 09/15/20	215
6		Series 81, Class A, 8.13%, 11/15/20	6
14		Series 84, Class F, 9.20%, 10/15/20	15
15		Series 99, Class Z, 9.50%, 01/15/21	16
—	(h)	Series 180, Class J, HB, 1,010.00%, 09/15/21	1
—	(h)	Series 186, Class I, HB, 1,009.50%, 08/15/21	2
—	(h)	Series 189, Class K, HB, 1,009.50%, 10/15/21	1
—	(h)	Series 204, Class E, HB, IF, 1,391.28%, 05/15/23	11
—	(h)	Series 1045, Class G, HB, 1,067.64%, 02/15/21	4
8		Series 1065, Class J, 9.00%, 04/15/21	9
21		Series 1079, Class S, HB, IF, 25.50%, 05/15/21	27
—	(h)	Series 1082, Class D, HB, 1,007.78%, 05/15/21	2
12		Series 1084, Class F, VAR, 3.45%, 05/15/21	12
9		Series 1084, Class S, HB, IF, 33.98%, 05/15/21	9
15		Series 1133, Class H, 7.00%, 09/15/21	16
29		Series 1144, Class KB, 8.50%, 09/15/21	29
—	(h)	Series 1172, Class L, HB, VAR, 1,182.96%, 11/15/21	4
19		Series 1179, Class H, 7.50%, 11/15/21	20
1		Series 1196, Class B, HB, IF, 889.08%, 01/15/22	10
37		Series 1254, Class N, 8.00%, 04/15/22	37
86		Series 1343, Class LA, 8.00%, 08/15/22	93
43		Series 1343, Class LB, 7.50%, 08/15/22	43
160		Series 1374, Class Z, 7.00%, 10/15/22	165
43		Series 1395, Class G, 6.00%, 10/15/22	43
405		Series 1401, Class J, 7.00%, 10/15/22	428
511		Series 1466, Class PZ, 7.50%, 02/15/23	549
15		Series 1470, Class F, VAR, 3.83%, 02/15/23	15
16		Series 1505, Class QB, IF, 14.93%, 05/15/23	18
168		Series 1518, Class G, IF, 7.16%, 05/15/23	163
132		Series 1526, Class L, 6.50%, 06/15/23	138
20		Series 1540, Class IA, 7.00%, 06/15/13	21
190		Series 1541, Class O, VAR, 3.34%, 07/15/23	182
1,362		Series 1543, Class VM, 6.90%, 04/15/23	1,385
42		Series 1570, Class F, VAR, 4.33%, 08/15/23	42
105		Series 1570, Class SA, IF, 16.45%, 08/15/23	120
455		Series 1578, Class K, 6.90%, 09/15/23	478
51		Series 1578, Class V, IO, 7.00%, 09/15/23	10
1,016		Series 1591, Class PV, 6.25%, 10/15/23	1,052
301		Series 1596, Class D, 6.50%, 10/15/13	309
15		Series 1602, Class SA, IF, 14.63%, 10/15/23	17
3		Series 1606, Class M, VAR, 3.26%, 11/15/08	3
9		Series 1606, Class SC, IF, 14.70%, 11/15/08	8
392		Series 1609, Class LG, IF, 11.92%, 11/15/23	402
140		Series 1611, Class JA, VAR, 3.37%, 08/15/23	139
1,527		Series 1628, Class LZ, 6.50%, 12/15/23	1,594
685		Series 1638, Class H, 6.50%, 12/15/23	719
1,036		Series 1644, Class K, 6.75%, 12/15/23	1,097

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
12	Series 1649, Class S, IF, 12.29%, 12/15/08	12
1,496	Series 1658, Class GZ, 7.00%, 01/15/24	1,572
6	Series 1671, Class QC, IF, 10.00%, 02/15/24	7
634	Series 1677, Class Z, 7.50%, 07/15/23	683
10	Series 1686, Class SH, IF, 13.61%, 02/15/24	10
37	Series 1688, Class W, 7.25%, 03/15/14	39
518	Series 1695, Class EB, 7.00%, 03/15/24	550
10	Series 1698, Class SC, IF, 10.73%, 03/15/09	10
74	Series 1699, Class FC, VAR, 3.10%, 03/15/24	73
71	Series 1745, Class D, 7.50%, 08/15/24	76
1,911	Series 1760, Class ZD, VAR, 3.48%, 02/15/24	1,907
252	Series 1798, Class F, 5.00%, 05/15/23	250
10	Series 1807, Class A, 6.00%, 11/15/08	10
14	Series 1807, Class G, 9.00%, 10/15/20	14
1,663	Series 1813, Class I, PO, 11/15/23	1,200
6,430	Series 1813, Class J, IF, IO, 4.00%, 11/15/23	765
480	Series 1829, Class ZB, 6.50%, 03/15/26	502
36	Series 1844, Class E, 6.50%, 10/15/13	36
868	Series 1863, Class Z, 6.50%, 07/15/26	905
6	Series 1865, Class D, PO, 02/15/24	3
218	Series 1899, Class ZE, 8.00%, 09/15/26	238
208	Series 1963, Class Z, 7.50%, 01/15/27	215
56	Series 1985, Class PR, IO, 8.00%, 07/15/27	14
95	Series 1987, Class PE, 7.50%, 09/15/27	96
75	Series 2025, Class PE, 6.30%, 01/15/13	76
864	Series 2033, Class J, 5.60%, 06/15/23	877
48	Series 2033, Class SN, IF, IO, 18.73%, 03/15/24	24
63	Series 2038, Class PN, IO, 7.00%, 03/15/28	15
491	Series 2040, Class PE, 7.50%, 03/15/28	508
75	Series 2042, Class T, 7.00%, 03/15/28	78
332	Series 2055, Class OE, 6.50%, 05/15/13	343
243	Series 2060, Class Z, 6.50%, 05/15/28	256
661	Series 2061, Class DC, IO, 6.50%, 06/15/28	146
1,479	Series 2075, Class PH, 6.50%, 08/15/28	1,542
468	Series 2086, Class GB, 6.00%, 09/15/28	477
93	Series 2089, Class PJ, IO, 7.00%, 10/15/28	21
1,252	Series 2102, Class TC, 6.00%, 12/15/13 (m)	1,292
776	Series 2102, Class TU, 6.00%, 12/15/13 (m)	801
1,333	Series 2110, Class PG, 6.00%, 01/15/29	1,357
907	Series 2111, Class SB, IF, IO, 5.03%, 01/15/29	87
716	Series 2115, Class PE, 6.00%, 01/15/14	739
472	Series 2125, Class JZ, 6.00%, 02/15/29	480
162	Series 2132, Class SB, IF, 19.88%, 03/15/29	187
241	Series 2132, Class ZL, 6.50%, 03/15/29	252
29	Series 2135, Class UK, IO, 6.50%, 03/15/14	3
31	Series 2141, Class IO, IO, 7.00%, 04/15/29	8
71	Series 2163, Class PC, IO, 7.50%, 06/15/29	15
165	Series 2178, Class PB, 7.00%, 08/15/29	173
67	Series 2189, Class SA, IF, 13.07%, 02/15/28	69
238	Series 2201, Class C, 8.00%, 11/15/29	252
742	Series 2209, Class TC, 8.00%, 01/15/30	779
334	Series 2210, Class Z, 8.00%, 01/15/30	352
146	Series 2224, Class CB, 8.00%, 03/15/30	151
84	Series 2247, Class Z, 7.50%, 08/15/30	90
303	Series 2254, Class Z, 9.00%, 09/15/30	309
401	Series 2256, Class MC, 7.25%, 09/15/30	424
697	Series 2259, Class ZM, 7.00%, 10/15/30	728
719	Series 2271, Class PC, 7.25%, 12/15/30	735
518	Series 2283, Class K, 6.50%, 12/15/23	546
245	Series 2296, Class PD, 7.00%, 03/15/31	259
988	Series 2303, Class ZN, 8.50%, 04/15/29	1,095
108	Series 2306, Class K, PO, 05/15/24	88
271	Series 2306, Class SE, IF, IO, 6.62%, 05/15/24	43
624	Series 2323, Class VO, 6.00%, 10/15/22	631
1,459	Series 2344, Class QG, 6.00%, 08/15/16	1,513
1,976	Series 2344, Class ZD, 6.50%, 08/15/31	2,064
210	Series 2344, Class ZJ, 6.50%, 08/15/31	218
156	Series 2345, Class NE, 6.50%, 08/15/31	163
516	Series 2347, Class VP, 6.50%, 03/15/20	540
542	Series 2353, Class TD, 6.00%, 09/15/16	565
524	Series 2355, Class BP, 6.00%, 09/15/16	544
428	Series 2358, Class PD, 6.00%, 09/15/16	444
851	Series 2359, Class PM, 6.00%, 09/15/16	883
465	Series 2359, Class ZB, 8.50%, 06/15/31	513
992	Series 2360, Class PG, 6.00%, 09/15/16	1,029
70	Series 2362, Class PD, 6.50%, 06/15/20	70
300	Series 2363, Class PF, 6.00%, 09/15/16	311
529	Series 2366, Class MD, 6.00%, 10/15/16	536
141	Series 2368, Class AS, IF, 14.52%, 10/15/31	152
393	Series 2368, Class TG, 6.00%, 10/15/16	407
161	Series 2372, Class F, VAR, 2.97%, 10/15/31	160
161	Series 2383, Class FD, VAR, 2.97%, 11/15/31	160
292	Series 2388, Class UZ, 8.50%, 06/15/31	321
219	Series 2389, Class VA, 6.00%, 02/15/11	220
2,600	Series 2391, Class QR, 5.50%, 12/15/16	2,658
468	Series 2392, Class PV, 6.00%, 12/15/20	473
244	Series 2394, Class MC, 6.00%, 12/15/16	253
793	Series 2399, Class TH, 6.50%, 01/15/32	825
235	Series 2410, Class HC, 5.50%, 02/15/09	237

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   99

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
413	Series 2410, Class OE, 6.38%, 02/15/32	427
627	Series 2410, Class QS, IF, 13.09%, 02/15/32	645
272	Series 2410, Class QX, IF, IO, 6.18%, 02/15/32	31
220	Series 2412, Class SE, IF, 11.29%, 02/15/09	223
430	Series 2423, Class MC, 7.00%, 03/15/32	451
517	Series 2423, Class MT, 7.00%, 03/15/32	542
633	Series 2425, Class OB, 6.00%, 03/15/17	657
702	Series 2434, Class TC, 7.00%, 04/15/32	735
1,217	Series 2436, Class MC, 7.00%, 04/15/32	1,280
371	Series 2444, Class ES, IF, IO, 5.48%, 03/15/32	39
374	Series 2450, Class GZ, 7.00%, 05/15/32	389
421	Series 2450, Class SW, IF, IO, 5.53%, 03/15/32	45
1,389	Series 2458, Class QE, 5.50%, 06/15/17	1,419
1,124	Series 2460, Class VZ, 6.00%, 11/15/29	1,153
861	Series 2462, Class NB, 6.50%, 06/15/22	909
113	Series 2470, Class SL, IF, 9.00%, 01/15/27	116
992	Series 2474, Class SJ, IF, IO, 5.18%, 07/15/17	76
397	Series 2480, Class PV, 6.00%, 07/15/11	405
578	Series 2498, Class UD, 5.50%, 06/15/16	584
870	Series 2513, Class YO, PO, 02/15/32	753
1,385	Series 2515, Class DE, 4.00%, 03/15/32	1,304
182	Series 2517, Class SE, IF, 10.08%, 10/15/09	184
250	Series 2519, Class BT, 8.50%, 09/15/31	271
849	Series 2527, Class VU, 5.50%, 10/15/13	868
1,036	Series 2533, Class HB, 5.50%, 12/15/17	1,048
829	Series 2535, Class BK, 5.50%, 12/15/22	839
336	Series 2541, Class GX, 5.50%, 02/15/17	341
1,402	Series 2553, Class GF, VAR, 2.87%, 02/15/17	1,391
498	Series 2557, Class WJ, 5.00%, 07/15/14	501
584	Series 2565, Class MB, 6.00%, 05/15/30	601
282	Series 2571, Class SK, IF, 23.86%, 09/15/23	353
924	Series 2586, Class WI, IO, 6.50%, 03/15/33	238
1,751	Series 2594, Class VA, 6.00%, 03/15/14	1,791
560	Series 2594, Class VP, 6.00%, 02/15/14	570
901	Series 2597, Class DS, IF, IO, 5.08%, 02/15/33	89
1,379	Series 2599, Class DS, IF, IO, 4.53%, 02/15/33	119
1,274	Series 2610, Class DS, IF, IO, 4.63%, 03/15/33	120
2,916	Series 2611, Class SH, IF, IO, 5.18%, 10/15/21	257
1,036	Series 2611, Class UH, 4.50%, 05/15/18	991
2,330	Series 2617, Class GR, 4.50%, 05/15/18	2,236
369	Series 2624, Class IU, IO, 5.00%, 06/15/33	128
6,245	Series 2626, Class NS, IF, IO, 4.08%, 06/15/23	655
259	Series 2630, Class KN, 2.50%, 04/15/13	259
2,071	Series 2631, Class LC, 4.50%, 06/15/18	1,992
1,889	Series 2637, Class SA, IF, IO, 3.63%, 06/15/18	141
491	Series 2640, Class UG, IO, 5.00%, 01/15/32	136
603	Series 2640, Class UR, IO, 4.50%, 08/15/17	48
5,158	Series 2641, Class WI, IO, 5.00%, 01/15/33	910
380	Series 2643, Class HI, IO, 4.50%, 12/15/16	29
1,000	Series 2649, Class IG, IO, 5.00%, 11/15/31	242
2,368	Series 2650, Class PO, PO, 12/15/32	1,928
3,896	Series 2650, Class SO, PO, 12/15/32	3,174
831	Series 2656, Class SH, IF, 14.20%, 02/15/25	845
1,000	Series 2657, Class MD, 5.00%, 12/15/20	1,009
391	Series 2663, Class EO, PO, 08/15/33	215
361	Series 2668, Class S, IF, 7.07%, 09/15/33	258
2,938	Series 2668, Class SB, IF, 5.01%, 10/15/15	2,794
1,036	Series 2672, Class ME, 5.00%, 11/15/22	1,025
509	Series 2672, Class SJ, IF, 4.96%, 09/15/16	472
6,732	Series 2675, Class CK, 4.00%, 09/15/18 (m)	6,313
1,255	Series 2682, Class YS, IF, 5.30%, 10/15/33	846
202	Series 2683, Class VA, 5.50%, 02/15/21	206
11,562	Series 2684, Class PO, PO, 01/15/33	7,942
1,346	Series 2684, Class TO, PO, 10/15/33	673
3,215	Series 2686, Class GB, 5.00%, 05/15/20	3,249
1,776	Series 2686, Class NS, IF, IO, 5.13%, 10/15/21	184
955	Series 2691, Class WS, IF, 5.30%, 10/15/33	632
279	Series 2694, Class BA, 4.00%, 06/15/31	264
978	Series 2696, Class SM, IF, 9.27%, 12/15/26	989
1,554	Series 2702, Class PC, 5.00%, 01/15/23	1,537
558	Series 2705, Class SC, IF, 5.30%, 11/15/33	371
1,320	Series 2705, Class SD, IF, 5.83%, 11/15/33	944
2,589	Series 2715, Class OG, 5.00%, 01/15/23	2,528
3,679	Series 2716, Class UN, 4.50%, 12/15/23	3,408
2,071	Series 2720, Class PC, 5.00%, 12/15/23	2,047
312	Series 2721, Class PI, IO, 5.00%, 05/15/16	3
3,108	Series 2727, Class BS, IF, 5.38%, 01/15/34	1,928
104	Series 2727, Class PO, PO, 01/15/34	53
46	Series 2733, Class GF, VAR, 0.00%, 09/15/33	36
402	Series 2739, Class S, IF, 7.07%, 01/15/34	270
574	Series 2744, Class FE, VAR, 0.00%, 02/15/34	401
261	Series 2744, Class PC, 5.50%, 01/15/31	261
3,904	Series 2744, Class PD, 5.50%, 08/15/33	3,977
400	Series 2744, Class QO, PO, 02/15/34	243
2,071	Series 2744, Class TU, 5.50%, 05/15/32	2,099
23	Series 2749, Class PK, IO, 5.00%, 09/15/22	—	(h)
439	Series 2753, Class S, IF, 7.07%, 02/15/34	295
5,085	Series 2755, Class PA, PO, 02/15/29	4,467
856	Series 2755, Class SA, IF, 9.27%, 05/15/30	839
665	Series 2756, Class NA, 5.00%, 02/15/24	653

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,000	Series 2760, Class IB, IO, 5.00%, 11/15/27	155
603	Series 2762, Class LO, PO, 03/15/34	325
685	Series 2764, Class OE, 4.50%, 03/15/19	656
309	Series 2769, Class PO, PO, 03/15/34	156
266	Series 2774, Class QO, PO, 04/15/34	140
1,161	Series 2776, Class SK, IF, 5.38%, 04/15/34	775
232	Series 2777, Class DV, 6.50%, 11/15/17	243
243	Series 2778, Class BS, IF, 9.58%, 04/15/34	203
2,000	Series 2780, Class BE, 4.50%, 04/15/19	1,906
1,944	Series 2780, Class JG, 4.50%, 04/15/19	1,850
1,678	Series 2780, Class YC, 5.00%, 04/15/19	1,651
558	Series 2801, Class BS, IF, 9.17%, 05/15/34	535
1,339	Series 2812, Class AB, 4.50%, 10/15/18	1,331
2,391	Series 2812, Class EL, 7.50%, 02/15/27	2,510
497	Series 2827, Class NT, IF, 8.00%, 01/15/22	525
2,381	Series 2827, Class PS, IF, IO, 4.83%, 04/15/28	76
371	Series 2827, Class SQ, IF, 7.50%, 01/15/19	386
1,087	Series 2835, Class QO, PO, 12/15/32	876
517	Series 2838, Class FQ, VAR, 2.92%, 08/15/34	499
410	Series 2841, Class YA, 5.50%, 07/15/27	416
531	Series 2846, Class PO, PO, 08/15/34	259
541	Series 2863, Class JA, 4.50%, 09/15/19	518
1,370	Series 2864, Class GB, 4.00%, 09/15/19	1,282
5,588	Series 2934, Class EC, PO, 02/15/20	4,569
840	Series 2934, Class EN, PO, 02/15/18	692
1,794	Series 2945, Class SA, IF, 7.85%, 03/15/20	1,750
1,644	Series 2967, Class JI, IO, 5.00%, 04/15/20	296
1,031	Series 2971, Class GB, 5.00%, 11/15/16	1,047
685	Series 2971, Class GC, 5.00%, 07/15/18	688
271	Series 2975, Class KO, PO, 05/15/35	137
918	Series 2989, Class PO, PO, 06/15/23	675
359	Series 2996, Class FD, VAR, 2.72%, 06/15/35	347
1,000	Series 2999, Class NC, 4.50%, 12/15/18	969
518	Series 3000, Class JF, VAR, 2.87%, 04/15/35	496
2,739	Series 3047, Class OB, 5.50%, 12/15/33	2,801
236	Series 3063, Class ST, SUB,11/15/35	240
4,554	Series 3068, Class QB, 4.50%, 06/15/20	4,374
2,492	Series 3100, Class MA, VAR, 7.49%, 12/15/35 (i)	2,264
600	Series 3101, Class EA, 6.00%, 06/15/20	611
1,591	Series 3117, Class EO, PO, 02/15/36	1,227
1,842	Series 3117, Class OK, PO, 02/15/36	1,323
1,894	Series 3118, Class DM, 5.00%, 02/15/24	1,793
72	Series 3122, Class ZB, 6.00%, 03/15/36	69
1,338	Series 3134, Class PO, PO, 03/15/36	979
1,539	Series 3138, Class PO, PO, 04/15/36	1,128
2,044	Series 3150, Class PO, PO, 05/15/36	1,565
1,683	Series 3152, Class MO, PO, 03/15/36	1,251
861	Series 3158, Class LX, VAR, 0.00%, 05/15/36	606
1,000	Series 3162, Class OB, 6.00%, 11/15/30	1,029
336	Series 3164, Class CF, VAR, 0.00%, 04/15/33	233
1,095	Series 3174, Class PX, 5.00%, 06/15/17	1,089
2,280	Series 3179, Class OA, PO, 07/15/36	1,829
774	Series 3189, Class SN, IF, 10.57%, 11/15/35	827
897	Series 3193, Class FD, VAR, 3.32%, 07/15/36	866
1,480	Series 3195, Class PD, 6.50%, 07/15/36	1,555
2,204	Series 3260, Class CS, IF, IO, 3.67%, 01/15/37	156
1,894	Series 3274, Class JO, PO, 02/15/37	1,341
4,000	Series 3299, Class KB, 5.00%, 08/15/29	3,964
2,643	Series 3318, Class EO, PO, 05/15/37	1,898
3,000	Series 3334, Class MC, 5.00%, 04/15/33	2,909
9,096	Series 3342, Class HI, IF, IO, 3.53%, 07/15/37	601
895	Series 3356, Class PA, 6.00%, 11/15/26	918
3,050	Series 3422, Class LI, IO, 5.00%, 02/15/23	510
19,799	Series 3430, Class AI, IO, 1.42%, 09/15/12	604
2,397	Series R012, Class AI, IO, 5.50%, 12/15/20	455
	Federal Home Loan Mortgage Corp. STRIPS,
5	Series 1, Class B, IO, 8.00%, 10/15/18	1
3	Series 16, Class B, IO, 10.00%, 06/01/20	1
27	Series 134, Class B, IO, 9.00%, 04/01/22	6
2,834	Series 243, Class 16, IO, 4.50%, 11/15/20	454
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
594	Series T-41, Class 3A, VAR, 7.50%, 07/25/32 (m)	605
134	Series T-51, Class 1A, VAR, 6.50%, 09/25/43	136
162	Series T-51, Class 2A, VAR, 7.50%, 08/25/42	171
1,300	Series T-54, Class 2A, 6.50%, 02/25/43	1,333
370	Series T-54, Class 3A, 7.00%, 02/25/43	394
340	Series T-58, Class APO, PO, 09/25/43	281
73	Federal National Mortgage Association Grantor Trust, Series 2001-T10, Class PO, PO, 12/25/41	53
	Federal National Mortgage Association REMICS,
125	Series 1988-7, Class Z, 9.25%, 04/25/18	134
7	Series 1988-11, Class D, PO, 05/25/18	6
704	Series 1988-21, Class G, 9.50%, 08/25/18	774
6	Series 1988-29, Class B, 9.50%, 12/25/18	7
12	Series 1989-19, Class A, 10.30%, 04/25/19	12
10	Series 1989-21, Class G, 10.45%, 04/25/19	11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   101

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
30		Series 1989-27, Class Y, 6.90%, 06/25/19	31
29		Series 1989-70, Class G, 8.00%, 10/25/19	31
14		Series 1989-78, Class H, 9.40%, 11/25/19	16
14		Series 1989-89, Class H, 9.00%, 11/25/19	15
10		Series 1990-60, Class K, 5.50%, 06/25/20	11
10		Series 1990-93, Class G, 5.50%, 08/25/20	11
—	(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	8
57		Series 1990-102, Class J, 6.50%, 08/25/20	59
8		Series 1990-134, Class SC, IF, 17.85%, 11/25/20	9
1		Series 1990-140, Class K, HB, IO, 652.15%, 12/25/20	10
—	(h)	Series 1991-7, Class K, HB, 907.68%, 02/25/21	2
613		Series 1991-44, Class G, 8.50%, 05/25/21	665
—	(h)	Series 1991-60, Class PM, HB, 1,009.00%, 06/25/21	4
153		Series 1992-7, Class Q, 8.00%, 01/25/18	154
3		Series 1992-33, Class F, VAR, 3.46%, 03/25/22	3
27		Series 1992-38, Class Z, 7.50%, 02/25/22	28
107		Series 1992-73, Class H, 7.50%, 05/25/22	109
23		Series 1992-101, Class J, 7.50%, 06/25/22	23
473		Series 1992-188, Class PZ, 7.50%, 10/25/22	510
511		Series 1993-25, Class J, 7.50%, 03/25/23	547
226		Series 1993-27, Class S, IF, 6.00%, 02/25/23	212
103		Series 1993-31, Class K, 7.50%, 03/25/23	111
986		Series 1993-54, Class Z, 7.00%, 04/25/23	1,040
53		Series 1993-62, Class SA, IF, 13.93%, 04/25/23	60
49		Series 1993-97, Class FA, VAR, 3.75%, 05/25/23	49
26		Series 1993-108, Class D, PO, 02/25/23	24
122		Series 1993-162, Class F, VAR, 3.45%, 08/25/23	121
—	(h)	Series 1993-164, Class SA, IF, 12.40%, 09/25/08	—	(h)
20		Series 1993-165, Class SD, IF, 8.85%, 09/25/23	21
284		Series 1993-167, Class GA, 7.00%, 09/25/23	294
—	(h)	Series 1993-175, Class SA, IF, 13.19%, 09/25/08	—	(h)
194		Series 1993-179, Class SB, IF, 17.37%, 10/25/23	227
4		Series 1993-190, Class S, IF, 10.57%, 10/25/08	4
2		Series 1993-192, Class SC, IF, 7.77%, 10/25/08	2
—	(h)	Series 1993-196, Class FA, VAR, 3.73%, 10/25/08	—	(h)
1		Series 1993-196, Class SA, IF, 15.45%, 10/25/08	1
—	(h)	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	1
13		Series 1993-204, Class PE, IO, 6.50%, 05/25/23	—	(h)
376		Series 1993-220, Class SG, IF, 11.00%, 11/25/13	401
93		Series 1993-225, Class SG, IF, 16.94%, 12/25/13	100
37		Series 1993-228, Class G, PO, 09/25/23	30
24		Series 1993-230, Class FA, VAR, 3.10%, 12/25/23	24
7		Series 1993-233, Class SC, IF, 11.40%, 12/25/08	7
21		Series 1993-234, Class SC, IF, 11.17%, 12/25/08	21
710		Series 1993-250, Class Z, 7.00%, 12/25/23	746
322		Series 1993-257, Class C, PO, 06/25/23	278
64		Series 1994-34, Class DZ, 6.00%, 03/25/09	64
315		Series 1994-37, Class L, 6.50%, 03/25/24	332
67		Series 1995-2, Class Z, 8.50%, 01/25/25	72
668		Series 1996-14, Class SE, IF, IO, 6.64%, 08/25/23	103
—	(h)	Series 1996-20, Class L, PO, 09/25/08	—	(h)
27		Series 1996-59, Class J, 6.50%, 08/25/22	28
202		Series 1997-20, Class IO, IO, VAR, 1.84%, 03/25/27	7
50		Series 1997-24, Class Z, 8.00%, 04/18/27	54
47		Series 1997-27, Class J, 7.50%, 04/18/27	49
48		Series 1997-81, Class PI, IO, 7.00%, 12/18/27	12
173		Series 1998-36, Class J, 6.00%, 07/18/28	174
1,086		Series 1998-36, Class ZB, 6.00%, 07/18/28	1,110
406		Series 1998-43, Class SA, IF, IO, 13.62%, 04/25/23	117
319		Series 1999-57, Class Z, 7.50%, 12/25/19	343
307		Series 1999-62, Class PB, 7.50%, 12/18/29	327
46		Series 2000-52, Class IO, IO, 8.50%, 01/25/31	12
2,079		Series 2001-4, Class ZA, 6.50%, 03/25/31	2,165
367		Series 2001-5, Class OW, 6.00%, 03/25/16	377
323		Series 2001-7, Class PF, 7.00%, 03/25/31	338
1,106		Series 2001-31, Class VD, 6.00%, 05/25/31	1,136
629		Series 2001-33, Class ID, IO, 6.00%, 07/25/31	142
546		Series 2001-36, Class DE, 7.00%, 08/25/31	575
299		Series 2001-44, Class PD, 7.00%, 09/25/31	313
565		Series 2001-44, Class PU, 7.00%, 09/25/31	591
117		Series 2001-49, Class DQ, 6.00%, 11/25/15	118
1,026		Series 2001-49, Class LZ, 8.50%, 07/25/31	1,132

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
443	Series 2001-52, Class XN, 6.50%, 11/25/15	463
204	Series 2001-61, Class VB, 7.00%, 12/25/16	204
1,336	Series 2001-61, Class Z, 7.00%, 11/25/31	1,392
837	Series 2001-71, Class QE, 6.00%, 12/25/16	867
469	Series 2001-72, Class SX, IF, 11.71%, 12/25/31	471
438	Series 2001-74, Class MB, 6.00%, 12/25/16	457
386	Series 2002-1, Class HC, 6.50%, 02/25/22	404
188	Series 2002-1, Class SA, IF, 17.15%, 02/25/32	214
311	Series 2002-1, Class UD, IF, 15.75%, 12/25/23	340
947	Series 2002-3, Class PG, 5.50%, 02/25/17	966
207	Series 2002-8, Class SR, IF, 11.28%, 03/25/09	210
354	Series 2002-9, Class ST, IF, 13.39%, 03/25/17	375
2,071	Series 2002-11, Class QG, 5.50%, 03/25/17	2,108
1,793	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	108
122	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	130
4,661	Series 2002-18, Class PC, 5.50%, 04/25/17	4,765
876	Series 2002-19, Class PE, 6.00%, 04/25/17	908
247	Series 2002-37, Class Z, 6.50%, 06/25/32	258
3,000	Series 2002-42, Class C, 6.00%, 07/25/17	3,112
1,554	Series 2002-55, Class QE, 5.50%, 09/25/17	1,577
5,666	Series 2002-56, Class UC, 5.50%, 09/25/17 (m)	5,779
302	Series 2002-59, Class AC, 6.00%, 03/25/28	303
943	Series 2002-62, Class ZE, 5.50%, 11/25/17	960
1,086	Series 2002-63, Class KC, 5.00%, 10/25/17	1,092
932	Series 2002-63, Class LB, 5.50%, 10/25/17	950
2,500	Series 2002-71, Class KM, 5.00%, 11/25/17	2,487
270	Series 2002-73, Class S, IF, 10.07%, 11/25/09	274
2,071	Series 2002-74, Class LD, 5.00%, 01/25/16	2,089
1,554	Series 2002-74, Class PD, 5.00%, 11/25/15	1,566
924	Series 2002-74, Class VB, 6.00%, 11/25/31	936
970	Series 2002-77, Class S, IF, 9.95%, 12/25/32	932
82	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	11
649	Series 2003-8, Class SB, IF, IO, 5.18%, 03/25/16	26
1,036	Series 2003-22, Class UD, 4.00%, 04/25/33	820
2,133	Series 2003-23, Class CS, IF, IO, 5.63%, 05/25/31	247
1,036	Series 2003-27, Class DW, 4.50%, 04/25/17	1,019
371	Series 2003-39, Class IO, IO, VAR, 6.00%, 05/25/33	99
2,408	Series 2003-41, Class PE, 5.50%, 05/25/23	2,434
248	Series 2003-52, Class SX, IF, 15.53%, 10/25/31	271
906	Series 2003-60, Class NJ, 5.00%, 07/25/21	903
777	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	33
301	Series 2003-67, Class VQ, 7.00%, 01/25/19	325
1,420	Series 2003-68, Class QP, 3.00%, 07/25/22	1,342
466	Series 2003-73, Class GA, 3.50%, 05/25/31	441
720	Series 2003-73, Class PB, 4.50%, 08/25/18	690
210	Series 2003-74, Class SH, IF, 5.72%, 08/25/33	145
199	Series 2003-79, Class NM, 4.00%, 05/25/22	194
6,265	Series 2003-80, Class SY, IF, IO, 5.18%, 06/25/23	759
1,036	Series 2003-81, Class LC, 4.50%, 09/25/18	997
3,001	Series 2003-83, Class PG, 5.00%, 06/25/23	2,965
518	Series 2003-86, Class PX, 4.50%, 02/25/17	515
551	Series 2003-91, Class SD, IF, 8.38%, 09/25/33	518
290	Series 2003-92, Class SH, IF, 6.34%, 09/25/18	248
409	Series 2003-106, Class PO, PO, 08/25/17	337
1,295	Series 2003-106, Class US, IF, 5.37%, 11/25/23	926
685	Series 2003-106, Class WE, 4.50%, 11/25/22	657
1,027	Series 2003-113, Class PC, 4.00%, 03/25/15	1,027
2,950	Series 2003-116, Class SB, IF, IO, 5.13%, 11/25/33	295
2,739	Series 2003-117, Class JB, 3.50%, 06/25/33	2,497
777	Series 2003-122, Class TE, 5.00%, 12/25/22	765
1,036	Series 2003-128, Class KE, 4.50%, 01/25/14	1,037
1,113	Series 2003-130, Class SX, IF, 7.81%, 01/25/34	1,090
801	Series 2003-132, Class OA, PO, 08/25/33	580
918	Series 2004-1, Class DL, 4.50%, 02/25/18	921
2,225	Series 2004-4, Class QI, IF, IO, 4.63%, 06/25/33	246
556	Series 2004-4, Class QM, IF, 9.26%, 06/25/33	534
1,385	Series 2004-10, Class SC, IF, 18.71%, 02/25/34	1,569
1,162	Series 2004-14, Class SD, IF, 5.37%, 03/25/34	756
1,430	Series 2004-21, Class CO, PO, 04/25/34	712
926	Series 2004-22, Class A, 4.00%, 04/25/19	861
1,036	Series 2004-25, Class PB, 5.50%, 05/25/32	1,055
777	Series 2004-25, Class PC, 5.50%, 01/25/34	784
1,994	Series 2004-25, Class SA, IF, 12.73%, 04/25/34	2,071
1,370	Series 2004-27, Class HB, 4.00%, 05/25/19	1,249
777	Series 2004-36, Class PB, 5.50%, 05/25/32	800
1,315	Series 2004-36, Class SA, IF, 12.73%, 05/25/34	1,355
429	Series 2004-36, Class SN, IF, 9.26%, 07/25/33	410
4,825	Series 2004-46, Class HS, IF, IO, 3.53%, 05/25/30	274
771	Series 2004-46, Class QB, IF, 14.11%, 05/25/34	790
399	Series 2004-51, Class SY, IF, 9.30%, 07/25/34	378
1,554	Series 2004-53, Class NC, 5.50%, 07/25/24	1,563
1,885	Series 2004-59, Class BG, PO, 12/25/32	1,431

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   103

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
287		Series 2004-61, Class SK, IF, 8.50%, 11/25/32	271
1,295		Series 2004-92, Class JO, PO, 12/25/34	1,226
876		Series 2005-13, Class FL, VAR, 2.87%, 03/25/35	840
535		Series 2005-15, Class MO, PO, 03/25/35	267
694		Series 2005-47, Class AN, 5.00%, 12/25/16	701
1,379		Series 2005-52, Class PA, 6.50%, 06/25/35	1,433
4,032		Series 2005-56, Class S, IF, IO, 4.24%, 07/25/35	330
740		Series 2005-58, Class PO, PO, 07/25/35	378
860		Series 2005-66, Class SG, IF, 11.20%, 07/25/35	825
6,352		Series 2005-66, Class SV, IF, IO, 4.28%, 07/25/35	554
1,027		Series 2005-68, Class BC, 5.25%, 06/25/35	984
3,398		Series 2005-68, Class PG, 5.50%, 08/25/35	3,430
921		Series 2005-70, Class KI, IO, 5.50%, 08/25/35	335
3,163		Series 2005-84, Class XM, 5.75%, 10/25/35	3,227
1,449		Series 2005-90, Class AO 10/25/35	1,174
2,500		Series 2005-109, Class PB, 6.00%, 01/25/34	2,575
4,794		Series 2005-110, Class GJ, 5.50%, 11/25/30	4,882
2,739		Series 2005-110, Class GK, 5.50%, 08/25/34	2,706
2,397		Series 2005-110, Class MN, 5.50%, 06/25/35	2,403
2,054		Series 2005-116, Class PB, 6.00%, 04/25/34	2,113
4,500		Series 2005-118, Class ME, 6.00%, 01/25/32	4,635
6,000		Series 2005-118, Class PN, 6.00%, 01/25/32	6,134
1,560		Series 2006-15, Class OT, PO, 01/25/36	1,283
1,211		Series 2006-23, Class KO, PO, 04/25/36	932
2,054		Series 2006-39, Class WC, 5.50%, 01/25/36	2,033
2,590		Series 2006-44, Class GO, PO, 06/25/36	1,993
7,417		Series 2006-44, Class P, PO, 12/25/33	5,641
1,712		Series 2006-46, Class UC, 5.50%, 12/25/35	1,690
1,545		Series 2006-50, Class JO, PO, 06/25/36	1,173
2,611		Series 2006-50, Class PS, PO, 06/25/36	1,984
1,182		Series 2006-58, Class AP, PO, 07/25/36	912
2,669		Series 2006-58, Class PO, PO, 07/25/36	2,048
4,203		Series 2006-59, Class QO, PO, 01/25/33	3,284
1,070		Series 2006-65, Class QO, PO, 07/25/36	820
1,922		Series 2006-72, Class GO, PO, 08/25/36	1,479
1,435		Series 2006-72, Class HO, PO, 08/25/26	1,166
1,734		Series 2006-72, Class TO, PO, 08/25/36	1,354
6,848		Series 2006-77, Class PC, 6.50%, 08/25/36	7,208
1,559		Series 2006-90, Class AO, PO, 09/25/36	1,211
1,944		Series 2006-110, Class PO, PO, 11/25/36	1,423
951		Series 2006-111, Class EO, PO, 11/25/36	702
1,818		Series 2006-115, Class OK, PO, 12/25/36	1,347
2,105		Series 2006-119, Class PO, PO, 12/25/36	1,614
3,112		Series 2006-120, Class IO, IO, 6.50%, 12/25/36	876
3,079		Series 2006-126, Class AO, PO, 01/25/37	2,203
6,069		Series 2007-7, Class SG, IF, IO, 4.03%, 08/25/36	476
1,834		Series 2007-14, Class OP, PO, 03/25/37	1,388
916		Series 2007-15, Class NO, PO, 03/25/22	747
5,339		Series 2007-16, Class FC, VAR, 3.22%, 03/25/37	5,158
7,481		Series 2007-22, Class SC, IF, IO, 3.61%, 03/25/37	480
1,500		Series 2007-47, Class PC, 5.00%, 07/25/33	1,456
8,771		Series 2007-54, Class WI, IF, IO, 3.63%, 06/25/37	592
2,000		Series 2007-79, Class PB, 5.00%, 04/25/29	1,974
2,284		Series 2007-106, Class A7, VAR, 6.24%, 10/25/37	2,246
942		Series 2007-118, Class IO, IO, 6.00%, 06/25/36	199
2,777		Series 2008-12, Class IV, IO, 6.50%, 04/25/31	401
15,035		Series 2008-16, Class IS, IF, IO, 3.73%, 03/25/38	1,084
2,417		Series 2008-27, Class SN, IF, IO, 4.43%, 04/25/38	215
971		Series 2008-44, Class PO, PO, 05/25/38	626
6,000		Series 2008-51, Class BC, 4.50%, 06/25/23	5,684
980		Series 2008-59, Class IG, IO, 5.50%, 11/25/34	190
186		Series G92-4, Class F, VAR, 3.49%, 12/25/21	185
176		Series G92-7, Class JQ, 8.50%, 01/25/22	191
36		Series G92-12, Class B, 7.70%, 02/25/22	39
52		Series G92-14, Class Z, 7.00%, 02/25/22	55
98		Series G92-15, Class Z, 7.00%, 01/25/22	100
—	(h)	Series G92-27, Class SQ, HB, IF, 8,883.36%, 05/25/22	21
35		Series G92-42, Class Z, 7.00%, 07/25/22	37
1,261		Series G92-44, Class ZQ, 8.00%, 07/25/22	1,352
195		Series G92-54, Class ZQ, 7.50%, 09/25/22	209
331		Series G92-61, Class Z, 7.00%, 10/25/22	348
37		Series G92-62, Class B, PO, 10/25/22	31
224		Series G93-1, Class KA, 7.90%, 01/25/23	242
153		Series G93-17, Class SI, IF, 6.00%, 04/25/23	143
188		Series G97-2, Class ZA, 8.50%, 02/17/27	205
		Federal National Mortgage Association STRIPS,
24		Series 23, Class 2, IO, 10.00%, 09/01/17	5
14		Series 59, Class 2, IO, 9.50%, 07/01/17	3
789		Series 213, Class 2, IO, 8.00%, 03/01/23	196
27		Series 265, Class 2, 9.00%, 03/01/24	29

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
56	Series 285, Class 1, PO, 02/01/27	45
688	Series 340, Class 1, PO, 09/01/33	483
688	Series 368, Class 3, IO, 4.50%, 11/01/20	201
	Federal National Mortgage Association Whole Loan,
112	Series 2002-W5, Class A10, IF, IO, 5.63%, 11/25/30	5
798	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	821
441	Series 2003-W1, Class 2A, 7.50%, 12/25/42	459
164	Series 2003-W4, Class 2A, 6.50%, 10/25/42	173
1,412	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,514
	Government National Mortgage Association,
152	Series 1994-4, Class KQ, 7.99%, 07/16/24	160
2,460	Series 1994-7, Class PQ, 6.50%, 10/16/24	2,577
322	Series 1996-16, Class E, 7.50%, 08/16/26 (m)	336
63	Series 1997-2, Class E, 7.50%, 02/20/27	66
75	Series 1997-11, Class D, 7.50%, 07/20/27	78
133	Series 1998-26, Class K, 7.50%, 09/17/25	141
802	Series 1999-4, Class ZB, 6.00%, 02/20/29	812
273	Series 1999-41, Class Z, 8.00%, 11/16/29	289
31	Series 1999-43, Class TA, IF, 9.35%, 11/16/29	31
133	Series 1999-44, Class PC, 7.50%, 12/20/29	142
650	Series 1999-44, Class ZG, 8.00%, 12/20/29	689
394	Series 2000-6, Class Z, 7.50%, 02/20/30	423
581	Series 2000-7, Class ST, IF, 27.18%, 01/16/30	752
257	Series 2000-9, Class Z, 8.00%, 06/20/30	278
1,494	Series 2000-9, Class ZJ, 8.50%, 02/16/30	1,620
1,119	Series 2000-10, Class ZP, 7.50%, 02/16/30	1,211
593	Series 2000-12, Class ST, HB, IF, 27.18%, 02/16/30	766
158	Series 2000-16, Class ZN, 7.50%, 02/16/30	169
1,289	Series 2000-21, Class Z, 9.00%, 03/16/30	1,417
219	Series 2000-26, Class Z, 7.75%, 09/20/30	219
82	Series 2000-36, Class HC, 7.33%, 11/20/30	85
45	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	10
246	Series 2000-38, Class AH, 7.15%, 12/20/30	252
2,000	Series 2001-21, Class PE, 6.50%, 05/16/31	2,094
34	Series 2001-32, Class WA, IF, 13.95%, 07/20/31	35
282	Series 2001-35, Class SA, IF, IO, 5.78%, 08/16/31	28
257	Series 2001-36, Class S, IF, IO, 5.58%, 08/16/31	23
111	Series 2001-55, Class SF, IF, 18.20%, 11/20/31	126
777	Series 2002-4, Class TD, 7.00%, 01/20/32	817
342	Series 2002-7, Class PG, 6.50%, 01/20/32	358
1,162	Series 2002-24, Class AG, IF, IO, 5.48%, 04/16/32	123
322	Series 2002-24, Class SB, IF, 8.23%, 04/16/32	305
886	Series 2002-24, Class Z, 8.50%, 04/16/32	971
2,415	Series 2002-31, Class SE, IF, IO, 5.03%, 04/16/30	275
99	Series 2002-33, Class SY, IF, 9.00%, 02/26/23	102
872	Series 2002-40, Class UK, 6.50%, 06/20/32	907
211	Series 2002-41, Class LS, IF, 9.00%, 06/16/32	209
518	Series 2002-45, Class QE, 6.50%, 06/20/32	539
706	Series 2002-47, Class PG, 6.50%, 07/16/32	735
85	Series 2002-51, Class SG, IF, 21.79%, 04/20/31	101
343	Series 2002-54, Class GB, 6.50%, 08/20/32	356
683	Series 2002-70, Class AV, 6.00%, 03/20/12	699
940	Series 2002-70, Class PS, IF, IO, 5.23%, 08/20/32	93
1,437	Series 2002-79, Class KV, 6.00%, 11/20/13	1,469
710	Series 2002-80, Class EB, 7.00%, 01/20/32	718
747	Series 2002-88, Class VA, 6.00%, 12/20/17	765
853	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	112
580	Series 2003-4, Class NY, 5.50%, 12/20/13	594
1,465	Series 2003-8, Class PO, PO, 01/16/32	1,226
2,700	Series 2003-11, Class SK, IF, IO, 5.23%, 02/16/33	268
80	Series 2003-24, Class PO, PO, 03/16/33	64
1,500	Series 2003-34, Class TO, PO, 02/16/32	1,243
2,114	Series 2003-41, Class ID, IO, 5.50%, 05/20/33	556
3,600	Series 2003-46, Class IH, IO, 5.50%, 12/20/32	927
1,286	Series 2003-76, Class LS, IF, IO, 4.73%, 09/20/31	107
185	Series 2003-90, Class PO, PO, 10/20/33	150
189	Series 2003-95, Class SC, IF, IO, 4.53%, 09/17/31	3
1,157	Series 2003-98, Class PC, 5.00%, 02/20/29	1,170
2,624	Series 2003-112, Class SA, IF, IO, 4.08%, 12/16/33	256
5,997	Series 2004-11, Class SW, IF, IO, 3.03%, 02/20/34	431
4,893	Series 2004-24, Class SA, IF, IO, 4.73%, 04/16/31	267
422	Series 2004-28, Class S, IF, 12.88%, 04/16/34	413
1,099	Series 2004-46, Class AO, PO, 06/20/34	864
6,473	Series 2004-59, Class SG, IF, IO, 4.03%, 07/20/34	613
17,556	Series 2004-68, Class SA, IF, IO, 4.33%, 05/20/31	1,456

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   105

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
459	Series 2004-73, Class AE, IF, 9.77%, 08/17/34	451
7,043	Series 2004-73, Class JL, IF, IO, 4.08%, 09/16/34	743
6,389	Series 2005-17, Class SL, IF, IO, 4.23%, 07/20/34	761
700	Series 2005-26, Class VI, IO, 5.50%, 01/20/35	253
1,182	Series 2005-69, Class SY, IF, IO, 4.28%, 11/20/33	127
2,150	Series 2006-16, Class OP, PO, 03/20/36	1,627
1,184	Series 2007-17, Class JO, PO, 04/16/37	872
427	Series 2007-28, Class BO, PO, 05/20/37	321
426	Series 2007-36, Class HO, PO, 06/16/37	314
3,846	Series 2007-57, Class PO, PO, 03/20/37	2,860
9,324	Series 2007-74, Class SL, IF, IO, 4.07%, 11/16/37	756
1,972	Series 2008-20, Class PO, PO, 09/20/37	1,462
9,107	Series 2008-25, Class SB, IF, IO, 4.43%, 03/20/38	864
3,841	Series 2008-32, Class PI, IO, 5.50%, 10/16/37	828
1,500	Series 2008-36, Class AY, 5.00%, 04/16/23	1,441
2,991	Series 2008-60, Class PO, PO, 01/20/38	2,269
	Vendee Mortgage Trust,
8,658	Series 1994-1, Class 12ZB, 6.50%, 02/15/24	9,194
1,091	Series 1996-1, Class 1Z, 6.75%, 02/15/26	1,138
602	Series 1996-2, Class 1Z, 6.75%, 06/15/26	637
1,195	Series 1997-1, Class 2Z, 7.50%, 02/15/27	1,304
905	Series 1998-1, Class 2E, 7.00%, 03/15/28	953
595	Series 2001-1, Class 2J, 7.00%, 05/15/10	599
37	Series 2002-2, Class J, 6.00%, 01/15/09	37
		488,952
	Non-Agency CMO — 25.4%
	ABN Amro Mortgage Corp.,
246	Series 2003-7, Class A3, 4.50%, 07/25/18	226
355	Series 2003-9, Class A2, 4.50%, 08/25/18	344
1,712	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, VAR, 4.85%, 09/25/35	1,291
	Banc of America Alternative Loan Trust,
426	Series 2003-3, Class APO, PO, 05/25/33	260
564	Series 2003-11, Class PO, PO, 01/25/34	339
	Banc of America Funding Corp.,
2,589	Series 2003-3, Class 1A33, 5.50%, 10/25/33	2,441
547	Series 2004-1, Class PO, PO, 03/25/34	328
728	Series 2005-4, Class 30PO, PO, 08/25/35	368
1,740	Series 2005-6, Class 2A7, 5.50%, 10/25/35	1,639
295	Series 2005-7, Class 30PO, PO, 11/25/35	153
1,368	Series 2005-8, Class 30PO, PO, 01/25/36	708
3,411	Series 2005-E, Class 4A1, VAR, 4.14%, 03/20/35	3,167
	Banc of America Mortgage Securities, Inc.,
338	Series 2003-8, Class APO, PO, 11/25/33	185
180	Series 2003-9, Class 1A2, PO, 12/25/33	65
9,673	Series 2004-3, Class 15IO, IO, VAR, 0.21%, 04/25/19	61
1,096	Series 2004-4, Class 1A9, 5.00%, 05/25/34	1,050
494	Series 2004-4, Class APO, PO, 05/25/34	280
645	Series 2004-6, Class APO, PO, 07/25/34	348
6,013	Series 2004-E, Class 2A5, VAR, 4.11%, 06/25/34	5,593
2,945	Series 2004-J, Class 3A1, VAR, 5.07%, 11/25/34	2,731
	Bear Stearns Adjustable Rate Mortgage Trust,
1,245	Series 2003-7, Class 3A, VAR, 4.96%, 10/25/33 (i)	1,216
1,681	Series 2004-1, Class 12A1, VAR, 3.64%, 04/25/34	1,450
5,210	Series 2006-1, Class A1, VAR, 4.63%, 02/25/36	4,594
987	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	510
986	Chase Mortgage Finance Corp., Series 2003-S06, Class A1, 5.00%, 06/25/18	928
	Citicorp Mortgage Securities, Inc.,
325	Series 2002-11, Class 1A14, 6.00%, 11/25/32	290
119	Series 2003-3, Class A30, 5.25%, 03/25/33	119
728	Series 2003-8, Class APO, PO, 08/25/33	377
3,293	Series 2004-1, Class 3A1, 4.75%, 01/25/34	3,201
4,332	Series 2004-5, Class 2A5, PO, 4.50%, 08/25/34	4,108
14,739	Series 2007-3, Class 1A6, IF, IO, 2.93%, 04/25/37	719
	Citigroup Mortgage Loan Trust, Inc.,
777	Series 2003-1, Class PO3, PO, 09/25/33	401
124	Series 2003-1, Class WA2, 6.50%, 06/25/31	117
243	Series 2003-1, Class WPO2, PO, 06/25/31	160
407	Series 2003-UP3, Class A3, 7.00%, 09/25/33	387
1,489	Series 2003-UST1, Class A1, 5.50%, 12/25/18	1,382
328	Series 2003-UST1, Class PO1, PO, 12/25/18	218
227	Series 2003-UST1, Class PO2, PO, 12/25/18	156
132	Series 2003-UST1, Class PO3, PO, 12/25/18	92
592	Series 2005-1, Class 2A1A, VAR, 6.25%, 04/25/35	542

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,661	Series 2005-5, Class 1A2, VAR, 5.44%, 08/25/35	1,327
	Countrywide Alternative Loan Trust,
598	Series 2002-8, Class A4, 6.50%, 07/25/32	586
595	Series 2003-6T2, Class A6, 5.50%, 06/25/33	463
679	Series 2003-J1, Class PO, PO, 10/25/33	431
1,336	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	856
2,700	Series 2004-18CB, Class 2A4, 5.70%, 09/25/34	2,382
352	Series 2004-J3, Class 4A1, 4.75%, 04/25/19	314
984	Series 2005-5R, Class A1, 5.25%, 12/25/18	952
12,127	Series 2005-22T1, Class A2, IF, IO, 2.60%, 06/25/35	561
1,613	Series 2005-26CB, Class A10, IF, 8.57%, 07/25/35	1,575
546	Series 2005-28CB, Class 1A5, 5.50%, 08/25/35	502
608	Series 2005-28CB, Class 3A5, 6.00%, 08/25/35	579
2,054	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	1,583
591	Series 2005-54CB, Class 1A7, 5.50%, 11/25/35	577
1,915	Series 2005-57CB, Class 3A2, IF, IO, 2.63%, 12/25/35	105
800	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	547
1,246	Series 2005-86CB, Class A11, 5.50%, 02/25/36	948
8,355	Series 2005-J1, Class 1A4, IF, IO, 2.63%, 02/25/35	358
36,340	Series 2006-7CB, Class 1A2, IF, IO, 2.83%, 05/25/36	1,762
1,400	Series 2006-26CB, Class A9, 6.50%, 09/25/36	898
2,500	Series 2007-21CB, Class 1A5, 6.00%, 09/25/37	1,593
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,081	Series 2002-31, Class A5, 5.75%, 01/25/33	2,078
4,000	Series 2002-36, Class A22, 6.00%, 01/25/33	3,824
285	Series 2003-18, Class A12, 5.50%, 07/25/33	247
1,857	Series 2003-26, Class 1A6, 3.50%, 08/25/33	1,571
116	Series 2003-34, Class A11, 5.25%, 09/25/33	92
212	Series 2003-44, Class A9, PO, 10/25/33	89
599	Series 2003-J10, Class 2A1, 5.00%, 11/25/18	580
553	Series 2003-J2, Class A17, IF, IO, 4.93%, 04/25/33	42
1,540	Series 2003-J7, Class 4A3, IF, 6.59%, 08/25/18	1,381
523	Series 2004-3, Class PO, PO, 04/25/34	285
445	Series 2004-7, Class 2A1, VAR, 4.03%, 06/25/34	429
636	Series 2004-HYB1, Class 2A, VAR, 4.22%, 05/20/34	584
2,468	Series 2004-HYB3, Class 2A, VAR, 4.12%, 06/20/34	2,432
1,555	Series 2004-HYB6, Class A3, VAR, 5.08%, 11/20/34	1,265
1,556	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	1,487
1,166	Series 2005-16, Class A23, 5.50%, 09/25/35	1,086
3,530	Series 2005-22, Class 2A1, VAR, 5.26%, 11/25/35	2,658
10,840	Series 2007-4, Class 1A52, IF, IO, 2.93%, 05/25/37	495
	CS First Boston Mortgage Securities Corp.,
1,838	Series 2003-1, Class DB1, 6.56%, 02/25/33	1,627
1,000	Series 2004-4, Class 3A5, 5.50%, 08/25/34	969
	First Horizon Alternative Mortgage Securities,
2,159	Series 2004-AA4, Class A1, VAR, 5.38%, 10/25/34	1,642
633	Series 2005-AA5, Class 1A2, VAR, 4.60%, 07/25/35	342
804	Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	631
	First Horizon Asset Securities, Inc.,
841	Series 2003-7, Class 2A1, 4.50%, 09/25/18	805
1,794	Series 2003-9, Class 1A6, 5.50%, 11/25/33	1,329
1,036	Series 2004-4, Class 2A2, 4.50%, 07/25/19	1,013
1,200	Series 2004-AR2, Class 2A1, VAR, 4.57%, 05/25/34	1,037
2,709	Series 2004-AR7, Class 2A1, VAR, 4.91%, 02/25/35 (m)	2,568
685	Series 2004-AR7, Class 2A2, VAR, 4.91%, 02/25/35	638
2,440	Series 2005-AR1, Class 2A2, VAR, 5.00%, 04/25/35	2,218
	GMAC Mortgage Corp. Loan Trust,
592	Series 2003-J7, Class A10, 5.50%, 11/25/33	537
608	Series 2003-J8, Class A, 5.25%, 12/25/33	548
1,177	Series 2004-J1, Class A15, 5.25%, 04/25/34	1,169
1,368	Series 2004-J2, Class A2, VAR, 2.97%, 06/25/34	1,282
1,799	Series 2005-AR3, Class 3A3, VAR, 4.86%, 06/19/35	1,711
3,424	Series 2005-AR3, Class 3A4, VAR, 4.86%, 06/19/35	3,182
	GSR Mortgage Loan Trust,
752	Series 2003-6F, Class A2, VAR, 2.87%, 09/25/32	695
228	Series 2004-3F, Class 3A8, 13.50%, 02/25/34	294
1,569	Series 2004-10F, Class 1A1, 4.50%, 08/25/19	1,551
660	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	644

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   107

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
263		Series 2004-13F, Class 3A3, 6.00%, 11/25/34	204
4,308		Series 2005-7F, Class 3A9, 6.00%, 09/25/35	3,053
1,922		Series 2006-1F, Class 1AP, PO, 02/25/36	1,121
6,831		Series 2006-1F, Class 2A4, 6.00%, 02/25/36	4,888
3,100		Series 2007-1F, Class 2A4, 5.50%, 01/25/37	2,195
		Indymac Index Mortgage Loan Trust,
14,012		Series 2005-AR11, Class A7, IO, VAR, 0.71%, 08/25/35	165
498		Series 2006-AR3, Class 2A1A, VAR, 6.31%, 03/25/36	328
102		Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	87
		Lehman Mortgage Trust,
2,600		Series 2006-2, Class 1A1, VAR, 6.48%, 04/25/36	2,154
1,000		Series 2007-6, Class 1A8, 6.00%, 07/25/37	739
1,500		Series 2008-2, Class 1A6, 6.00%, 03/25/38	1,211
		MASTR Adjustable Rate Mortgages Trust,
158		Series 2004-4, Class 2A1, VAR, 6.12%, 05/25/34	106
1,810		Series 2004-13, Class 2A1, VAR, 3.89%, 04/21/34	1,681
6,505		Series 2004-13, Class 3A6, VAR, 3.79%, 11/21/34	6,069
665		Series 2004-15, Class 3A1, VAR, 6.72%, 12/25/34	610
		MASTR Alternative Loans Trust,
716		Series 2003-4, Class 2A1, 6.25%, 06/25/33	619
686		Series 2003-8, Class 3A1, 5.50%, 12/25/33	588
544		Series 2003-9, Class 8A1, 6.00%, 01/25/34	467
246		Series 2004-1, Class 30PO, PO, 02/25/34	144
1,332		Series 2004-3, Class 2A1, 6.25%, 04/25/34	1,202
555		Series 2004-3, Class 30PO, PO, 04/25/34	341
575		Series 2004-3, Class 30X1, IO, 6.00%, 04/25/34	122
602		Series 2004-5, Class 30PO, PO, 06/25/34	373
293		Series 2004-5, Class 30X1, IO, 6.00%, 06/25/34	62
3,123		Series 2004-6, Class 7A1, 6.00%, 07/25/34	2,373
352		Series 2004-6, Class 30X1, IO, 5.50%, 07/25/34	75
302		Series 2004-7, Class 30PO, PO, 08/25/34	175
1,077		Series 2004-7, Class AX1, IO, 5.50%, 08/25/34	248
1,532		Series 2004-10, Class 1A1, 4.50%, 09/25/19	1,377
		MASTR Asset Securitization Trust,
786		Series 2003-2, Class 2A1, 4.50%, 03/25/18	744
491		Series 2003-4, Class 2A2, 5.00%, 05/25/18	490
656		Series 2003-4, Class 3A2, 5.00%, 05/25/18	636
400		Series 2003-4, Class 5A1, 5.50%, 05/25/33	372
426		Series 2003-10, Class 15PO, PO, 11/25/18	287
732		Series 2003-11, Class 6A2, 4.00%, 12/25/33	725
273		Series 2003-11, Class 15PO, PO, 12/25/18	189
1,875		Series 2003-12, Class 6A1, 5.00%, 12/25/33	1,723
328		Series 2004-1, Class 30PO, PO, 02/25/34	182
464		Series 2004-3, Class PO, PO, 03/25/34	279
2,365		Series 2004-4, Class 3A1, 4.50%, 04/25/19	2,280
1,405		Series 2004-6, Class 2A9, 5.25%, 11/26/16	1,345
1,031		Series 2004-8, Class 1A1, 4.75%, 08/25/19	958
942		Series 2004-8, Class PO, PO, 08/25/19	631
383		Series 2004-9, Class 5A1, 5.25%, 09/25/19	371
1,000		Series 2006-2, Class 1A30, 6.00%, 06/25/36	727
4,521		MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	2,993
513		Merrill Lynch Mortgage Investors, Inc., Series 2005-A1, Class 3A, VAR, 5.22%, 12/25/34	480
		Merrill Lynch Trust,
3		Series 7, Class B, PO, 04/20/18	3
105		Series 47, Class Z, 8.99%, 10/20/20	114
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 1,870.52%, 04/20/21	1
		MortgageIT Trust,
1,250		Series 2005-1, Class 1A1, VAR, 2.79%, 02/25/35	1,056
471		Series 2005-5, Class A1, VAR, 2.73%, 12/25/35	372
		Nomura Asset Acceptance Corp.,
690		Series 2003-A1, Class A1, 5.50%, 05/25/33	594
344		Series 2003-A1, Class A2, 6.00%, 05/25/33	296
47		Series 2003-A1, Class A5, 7.00%, 04/25/33	45
280		Series 2003-A1, Class A7, 5.00%, 04/25/18	265
1,151		Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	1,166
		Prime Mortgage Trust,
512		Series 2004-1, Class 2A3, 5.25%, 08/25/34	481
1,132		Series 2004-R1, Class A4, PO, 07/27/33	876
1,505		Series 2005-4, Class 2PO, PO, 10/25/35	771
		Residential Accredit Loans, Inc.,
771		Series 2001-QS19, Class A2, 6.00%, 12/25/16	768
210		Series 2002-QS16, Class A3, IF, 11.45%, 10/25/17	218
900		Series 2003-QR19, Class CB4, 5.75%, 10/25/33	764
581		Series 2003-QS3, Class A2, IF, 11.06%, 02/25/18	594
1,240		Series 2003-QS3, Class A8, IF, IO, 5.13%, 02/25/18	115

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
1,558	Series 2003-QS9, Class A3, IF, IO, 5.08%, 05/25/18	164
1,781	Series 2003-QS12, Class A2A, IF, IO, 5.13%, 06/25/18	193
780	Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	113
12,185	Series 2003-QS13, Class A6, IF, IO, 0.60%, 07/25/33	251
2,047	Series 2003-QS14, Class A1, 5.00%, 07/25/18	1,886
2,011	Series 2003-QS18, Class A1, 5.00%, 09/25/18	1,852
1,850	Series 2004-QA4, Class NB3, VAR, 5.38%, 09/25/34	1,720
602	Series 2004-QA6, Class NB2, VAR, 5.30%, 12/26/34	480
1,689	Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,593
1,521	Series 2004-QS10, Class A6, 6.00%, 07/25/34	1,431
438	Series 2005-QA10, Class A31, VAR, 5.60%, 09/25/35	296
2,000	Series 2005-QA6, Class A32, VAR, 5.63%, 05/25/35	1,321
344	Series 2005-QA7, Class A21, VAR, 4.82%, 07/25/35	250
548	Series 2006-QA1, Class A21, VAR, 5.96%, 01/25/36	402
544	Series 2006-QS4, Class A7, IF, 13.31%, 04/25/36	499
1,336	Series 2007-QS1, Class 1A1, 6.00%, 01/25/37	1,050
	Residential Asset Securitization Trust,
672	Series 2003-A13, Class A3, 5.50%, 01/25/34	596
434	Series 2003-A14, Class A1, 4.75%, 02/25/19	409
451	Series 2005-A11, Class PO, PO, 10/25/35	242
2,432	Series 2006-A4, Class 2A5, 6.00%, 05/25/36	2,135
1,000	Series 2006-A6, Class 2A13, 6.00%, 07/25/36	721
	Residential Funding Mortgage Securities I,
1,351	Series 2003-S07, Class A17, 4.00%, 05/25/33	1,208
265	Series 2003-S11, Class A1, 2.50%, 06/25/18	255
1,295	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	1,134
1,554	Series 2003-S13, Class A3, 5.50%, 06/25/33	1,247
853	Series 2003-S14, Class A4, PO, 07/25/18	686
1,161	Series 2004-S6, Class 2A6, PO, 06/25/34	648
1,370	Series 2004-S6, Class 3A5, 4.50%, 06/25/19	1,312
1,428	Series 2005-SA4, Class 1A1, VAR, 5.02%, 09/25/35	1,329
	Residential Funding Securities LLC,
117	Series 2002-RM1, Class API, PO, 12/25/17	85
245	Series 2003-RM2, Class AP3, PO, 05/25/33	153
	Salomon Brothers Mortgage Securities VII, Inc.,
12	Series 2000-UP1, Class A2, 8.00%, 09/25/30	12
278	Series 2003-UP2, Class PO1, PO, 12/25/18	205
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.97%, 06/25/34	2,458
	Structured Asset Securities Corp.,
111	Series 2002-10H, Class 1AP, PO, 05/25/32	87
1,036	Series 2003-8, Class 1A2, 5.00%, 04/25/18	1,014
400	Series 2003-21, Class 1A3, 5.50%, 07/25/33	386
554	Series 2003-31A, Class B1, VAR, 4.85%, 10/25/33 (i)	476
7,716	Series 2004-20, Class 1A3, 5.25%, 11/25/34 (m)	7,079
	WaMu Mortgage Pass-Through Certificates,
449	Series 2002-S8, Class 2A7, 5.25%, 01/25/18	430
133	Series 2003-AR8, Class A, VAR, 4.28%, 08/25/33	130
1,549	Series 2003-S08, Class A4, 4.50%, 09/25/18	1,442
1,554	Series 2003-S08, Class A6, 4.50%, 09/25/18	1,474
372	Series 2003-S09, Class P, PO, 10/25/33	191
2,264	Series 2003-S10, Class A5, 5.00%, 10/25/18	2,181
343	Series 2003-S10, Class A6, PO, 10/25/18	211
807	Series 2003-S7, Class A1, 4.50%, 08/25/18	742
529	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	479
598	Series 2006-AR10, Class 2P, VAR, 0.00%, 09/25/36	398
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
717	Series 2005-1, Class 1A1, 5.50%, 03/25/35	628
17,913	Series 2005-2, Class 1A4, IF, IO, 2.58%, 04/25/35	807
1,489	Series 2005-4, Class CB7, 5.50%, 06/25/35	1,139
808	Series 2005-4, Class DP, PO, 06/25/20	538
2,489	Series 2005-6, Class 2A4, 5.50%, 08/25/35	2,107
19,349	Series 2005-11, Class A4, IF, IO, 2.48%, 01/25/36	891
	Washington Mutual MSC Mortgage Pass-Through Certificates,
1,356	Series 2002-MS12, Class A, 6.50%, 05/25/32	1,314
385	Series 2004-RA4, Class 1P, PO, 04/25/19	295
	Wells Fargo Mortgage Backed Securities Trust,
1,187	Series 2003-8, Class A9, 4.50%, 08/25/18	1,119
3,625	Series 2003-11, Class 1A4, 4.75%, 10/25/18	3,532
1,116	Series 2003-11, Class 1APO, PO, 10/25/18	766

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   109

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
1,404		Series 2003-13, Class A7, 4.50%, 11/25/18	1,314
407		Series 2003-14, Class 1A1, 4.75%, 12/25/18	392
964		Series 2003-16, Class 2A1, 4.50%, 12/25/18	886
28,177		Series 2003-16, Class 2AIO, IO, VAR, 0.12%, 12/25/18	114
982		Series 2003-17, Class 2A4, 5.50%, 01/25/34	973
1,406		Series 2003-17, Class APO, PO, 01/25/34	764
732		Series 2003-K, Class 1A2, VAR, 4.49%, 11/25/33	681
470		Series 2004-1, Class A11, Zero Coupon, 02/25/34	157
904		Series 2004-7, Class 2A1, 4.50%, 07/25/19	831
3,120		Series 2004-7, Class 2A2, 5.00%, 07/25/19	2,937
3,031		Series 2004-BB, Class A4, VAR, 4.56%, 01/25/35	2,894
3,044		Series 2004-EE, Class 3A1, VAR, 4.09%, 12/25/34	2,831
4,372		Series 2004-P, Class 2A1, VAR, 4.24%, 09/25/34	4,074
451		Series 2004-Q, Class 1A3, VAR, 4.88%, 09/25/34	420
3,682		Series 2004-S, Class A5, VAR, 3.55%, 09/25/34	3,612
1,253		Series 2004-S, Class A7, VAR, 3.55%, 09/25/34	1,235
908		Series 2005-9, Class 1APO, PO, 10/25/35	497
625		Series 2005-15, Class APO, PO, 12/25/20	397
2,211		Series 2005-AR10, Class 2A4, VAR, 4.12%, 06/25/35	2,176
1,298		Series 2005-AR16, Class 2A1, VAR, 4.94%, 10/25/35	1,181
1,836		Series 2006-3, Class A8, 5.50%, 03/25/36	1,800
300		Series 2006-AR17, Class A1, VAR, 5.33%, 10/25/36	255
2,200		Series 2007-7, Class A7, 6.00%, 06/25/37	1,903
1,877		Series 2007-11, Class A14, 6.00%, 08/25/37	1,692
			257,396
		Total Collateralized Mortgage Obligations (Cost $764,370)	746,348
		Commercial Mortgage-Backed Security — 0.0% (g)
244		CS First Boston Mortgage Securities Corp., Series 1998-C2, Class A2, 6.30%, 11/15/30 (Cost $245)	244
		Mortgage Pass-Through Securities — 22.5%
		Federal Home Loan Mortgage Corp.,
733		ARM, 4.14%, 04/01/34	737
614		ARM, 4.30%, 12/01/33	621
312		ARM, 4.64%, 03/01/35	316
346		ARM, 5.38%, 07/01/37	351
1,534		ARM, 5.47%, 03/01/36	1,567
1,173		ARM, 5.72%, 11/01/36	1,199
2,892		ARM, 5.89%, 10/01/36	2,956
848		ARM, 5.92%, 02/01/37	865
556		ARM, 6.01%, 10/01/36	566
156		ARM, 6.41%, 01/01/30	159
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
439		3.50%, 05/01/19	408
14,918		4.00%, 06/01/13 – 06/01/19 (m)	14,306
1,815		4.50%, 10/01/18	1,786
168		5.50%, 06/01/17	171
9,825		6.00%, 06/01/17 – 03/01/22	10,064
2,379		6.50%, 08/01/12 – 03/01/22	2,470
1,111		7.00%, 01/01/17 – 07/01/17	1,164
223		7.50%, 09/01/10 – 12/01/15	231
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
5,003		5.50%, 05/01/27	4,985
2,023		6.00%, 01/01/14 – 12/01/22	2,067
1,963		6.50%, 05/01/22 – 03/01/26	2,042
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
2,891		4.00%, 10/01/33	2,629
8,147		5.50%, 10/01/33 – 07/01/35	8,079
2,227		6.00%, 11/01/28 – 12/01/33	2,261
6,734		6.50%, 05/01/24 – 11/01/36 (m)	6,942
3,201		7.00%, 07/01/29 – 10/01/36	3,357
104		8.50%, 08/01/30	114
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
437		6.00%, 02/01/24	445
751		7.00%, 12/01/14 – 03/01/16	775
208		10.50%, 07/20/21	235
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
26		7.50%, 07/01/16 – 05/01/17	28
—	(h)	8.00%, 04/01/09	—	(h)
16		8.75%, 06/01/17	18
10		10.50%, 05/01/19	11
30		12.00%, 08/01/15 – 07/01/19	33
		Federal National Mortgage Association,
899		ARM, 3.95%, 06/01/34	903
845		ARM, 3.97%, 05/01/34	850
787		ARM, 4.02%, 02/01/34	785

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
1,315	ARM, 4.05%, 07/01/33	1,327
1,215	ARM, 4.11%, 09/01/33	1,216
449	ARM, 4.12%, 01/01/34	449
685	ARM, 4.22%, 04/01/34	678
497	ARM, 4.27%, 05/01/35	503
920	ARM, 4.31%, 10/01/34	927
756	ARM, 4.38%, 06/01/35	759
55	ARM, 4.44%, 09/01/27	55
212	ARM, 4.60%, 03/01/29	212
351	ARM, 4.60%, 05/01/35	355
808	ARM, 4.62%, 09/01/34	815
2,436	ARM, 4.65%, 04/01/35	2,435
789	ARM, 4.70%, 02/01/35	806
1,418	ARM, 4.71%, 04/01/34 – 09/01/35	1,445
1,133	ARM, 4.73%, 10/01/34	1,151
912	ARM, 4.77%, 10/01/34	925
1,311	ARM, 4.78%, 08/01/34	1,319
728	ARM, 4.79%, 10/01/34	739
2,694	ARM, 4.82%, 04/01/35	2,727
5,947	ARM, 4.83%, 01/01/35(m)	5,975
665	ARM, 4.87%, 01/01/33	680
545	ARM, 4.92%, 02/01/35	549
1,362	ARM, 4.97%, 07/01/33	1,370
1,370	ARM, 4.98%, 08/01/34	1,388
2,451	ARM, 5.01%, 05/01/35	2,477
1,667	ARM, 5.12%, 11/01/33	1,694
1,867	ARM, 5.15%, 10/01/34	1,860
1,317	ARM, 5.29%, 09/01/36	1,337
42	ARM, 5.52%, 03/01/19	43
88	ARM, 5.56%, 11/01/32	89
319	ARM, 6.76%, 11/01/33	323
	Federal National Mortgage Association, 15 Year, Single Family,
13,263	4.00%, 07/01/18 – 12/01/18 (m)	12,641
10,269	4.50%, 07/01/18 – 09/01/20	10,091
3,934	5.00%, 12/01/16 – 10/01/19	3,945
14,282	5.50%, 09/01/19 – 07/01/20	14,539
7,386	6.00%, 06/01/16 – 07/01/21	7,605
1,779	6.50%, 09/01/13 – 08/01/20	1,855
3,785	7.00%, 12/01/16 – 08/01/21	3,963
216	7.50%, 03/01/17 – 10/01/17	226
478	8.00%, 04/01/11 – 01/01/16	500
132	8.50%, 09/01/11	138
2	9.00%, 02/01/10	2
	Federal National Mortgage Association, 20 Year, Single Family,
244	6.00%, 02/01/14	250
2,984	6.50%, 06/01/16 – 12/01/22	3,107
108	7.50%, 09/01/21	117
	Federal National Mortgage Association, 30 Year FHA/VA,
147	6.00%, 09/01/33	149
651	6.50%, 03/01/29	674
159	7.00%, 02/01/33	168
121	8.00%, 06/01/28	131
24	9.00%, 05/01/18	26
	Federal National Mortgage Association, 30 Year, FHA / VA,
217	7.00%, 10/01/28	232
32	8.50%, 03/01/30 – 06/01/30	35
550	9.00%, 11/01/24 – 06/01/31	605
25	10.00%, 07/01/19	29
23	10.50%, 11/01/18	26
52	11.00%, 04/01/19	60
	Federal National Mortgage Association, 30 Year, Single Family,
3,082	4.00%, 08/01/33 – 04/01/34	2,803
2,715	4.50%, 05/01/29 – 02/01/35	2,539
6,399	5.00%, 05/01/33 – 09/01/35	6,193
10,586	5.50%, 04/01/33 – 03/01/34	10,513
4,457	6.00%, 12/01/28 – 09/01/33	4,530
38	6.25%, 07/01/23	39
652	6.50%, 08/01/31 – 08/01/33	679
2,385	7.00%, 04/01/17 – 03/01/36	2,506
607	7.50%, 08/01/36	641
2,213	8.00%, 03/01/27 – 10/01/36	2,382
311	8.50%, 04/01/26 – 02/01/30	341
3	9.00%, 04/01/26	3
24	9.50%, 07/01/28	27
14	10.00%, 02/01/24	15
32	12.50%, 01/01/16	36
	Federal National Mortgage Association, Other,
1,635	4.00%, 11/01/33	1,453
2,252	4.50%, 11/01/14 – 08/01/33	2,200
910	5.00%, 08/01/34	921
2,113	5.50%, 06/01/12 – 09/01/33	2,132
1,380	6.00%, 05/01/09 – 04/01/24	1,411
2,719	6.50%, 10/01/35 – 06/01/36	2,801
955	7.00%, 12/01/36 – 10/01/46	993

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   111

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
70	10.20%, 06/15/21	80
37	10.25%, 07/15/13	40
23	11.00%, 08/20/20	27
323	Government National Mortgage Association II, 15 Year, Single Family, 6.00%, 04/20/17	333
	Government National Mortgage Association II, 30 Year, Single Family,
766	3.50%, 09/20/33	652
40	7.50%, 02/20/28 – 09/20/28	43
57	8.00%, 06/20/26 – 11/20/28	62
33	8.50%, 03/20/25 – 05/20/25	36
	Government National Mortgage Association, 15 Year, Single Family,
552	6.00%, 06/15/18	571
161	7.00%, 09/15/14 – 10/15/16	169
92	7.50%, 11/15/17	97
564	8.00%, 01/15/16	599
	Government National Mortgage Association, 30 Year, Single Family,
258	6.38%, 08/15/26	267
1,085	6.50%, 03/15/28 – 04/15/33	1,124
2,240	7.00%, 04/15/32 – 06/15/33	2,383
273	7.50%, 11/15/22 – 01/15/33	293
18	8.00%, 09/15/22 – 04/15/28	20
15	9.00%, 02/15/30 – 01/15/31	16
24	11.00%, 01/15/21	27
	Government National Mortgage Association, Other,
1,067	6.50%, 08/15/22 – 11/15/23	1,101
108	7.00%, 08/15/23	115
	Total Mortgage Pass-Through Securities (Cost $225,823)	227,451
	U.S. Government Agency Securities — 0.4%
3,774	Federal Home Loan Bank System, 4.72%, 09/20/12	3,784
518	Federal National Mortgage Association, 5.50%, 03/15/11	544
	Total U.S. Government Agency Securities (Cost $4,300)	4,328
	U.S. Treasury Obligations — 0.1%
	U.S. Treasury Bonds Coupon STRIPS,
932	05/15/14	773
129	02/15/16	98
	Total U.S. Treasury Obligations (Cost $784)	871
	Total Long-Term Investments (Cost $1,002,798)	986,050

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
27,184	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $27,184)	27,184
	Total Investments — 100.1% (Cost $1,029,982)	1,013,234
	Liabilities in Excess of Other Assets — (0.1)%	(602)
	NET ASSETS — 100.0%	$1,012,632

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.9%
	Asset-Backed Securities — 10.8%
1,220	American Express Credit Account Master Trust, Series 2008-1, Class A, VAR, 2.92%, 08/15/13	1,200
	AmeriCredit Automobile Receivables Trust,
3,365	Series 2005-DA, Class A4, 5.02%, 11/06/12	3,154
1,837	Series 2006-BG, Class A3, 5.21%, 10/06/11	1,809
1,383	Series 2006-BG, Class A4, 5.21%, 09/06/13	1,218
1,000	Series 2008-AF, Class A3, 5.68%, 12/12/12	972
185	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 3.60%, 08/25/32 (i)	130
	Banc of America Securities Auto Trust,
3,016	Series 2006-G1, Class A3, 5.18%, 06/18/10	3,033
3,995	Series 2006-G1, Class A4, 5.17%, 12/20/10	4,038
	Bear Stearns Asset Backed Securities Trust,
1,195	Series 2003-SD2, Class 2A, VAR, 5.68%, 06/25/43 (i)	983
1,422	Series 2006-SD1, Class A, VAR, 2.84%, 04/25/36 (i)	1,003
	Capital Auto Receivables Asset Trust,
1,500	Series 2006-1, Class A4, 5.04%, 05/17/10	1,496
3,388	Series 2006-2, Class A3A, 4.98%, 05/15/11	3,374
3,300	Series 2007-1, Class A3A, 5.00%, 04/15/11	3,328
2,320	Series 2007-1, Class A4A, 5.01%, 04/16/12	2,331
443	Series 2007-3, Class A2A, 5.11%, 11/16/09	444
750	Series 2007-4A, Class A3A, 5.00%, 12/15/11	752
2,160	Series 2008-1, Class A3A, 3.86%, 08/15/12	2,136
	Capital One Auto Finance Trust,
2,696	Series 2005-C, Class A4A, 4.71%, 06/15/12	2,535
1,200	Series 2007-B, Class A3A, 5.03%, 04/15/12	1,168
3,074	Series 2007-C, Class A2B, VAR, 2.89%, 05/17/10	3,042
2,000	Series 2007-C, Class A3A, 5.13%, 04/16/12	1,884
	Capital One Multi-Asset Execution Trust,
1,300	Series 2003-A4, Class A4, 3.65%, 07/15/11	1,300
480	Series 2003-B5, Class B5, 4.79%, 08/15/13	446
2,000	Series 2005-A8, Class A, 4.40%, 08/15/11	2,004
2,150	Series 2006-A2, Class A, 4.85%, 11/15/13	2,122
265	Series 2006-A6, Class A6, 5.30%, 02/18/14	266
860	Series 2007-A9, Class A9, 4.95%, 08/15/12	869
265	Series 2007-B3, Class B3, 5.05%, 03/15/13	260
125	Series 2007-B5, Class B5, 5.40%, 05/15/13	121
	Carmax Auto Owner Trust,
976	Series 2005-1, Class A4, 4.35%, 03/15/10	977
1,350	Series 2006-1, Class A4, 5.41%, 06/15/11	1,369
4,082	Series 2006-2, Class A3, 5.15%, 02/15/11	4,078
2,157	Series 2006-2, Class A4, 5.14%, 11/15/11	2,130
3,575	Series 2007-1, Class A3, 5.24%, 07/15/11	3,590
1,850	Series 2007-1, Class A4, 5.24%, 06/15/12	1,817
1,350	Series 2007-2, Class A4, 5.27%, 11/15/12	1,354
700	Series 2008-1, Class A4A, 4.79%, 02/15/13	686
1,010	Caterpillar Financial Asset Trust, Series 2008-A, Class A3, 4.94%, 04/25/14	985
422	CIT Equipment Collateral, Series 2006-VT2, Class A3, 5.07%, 02/20/10	424
	Citibank Credit Card Issuance Trust,
1,100	Series 2005-B1, Class B1, 4.40%, 09/15/10	1,100
555	Series 2006-B2, Class B2, 5.15%, 03/07/11	555
285	Series 2007-A5, Class A5, 5.50%, 06/22/12	290
270	Series 2007-B2, Class B2, 5.00%, 04/02/12	266
700	Series 2007-B6, Class B6, 5.00%, 11/08/12	670
2,500	Series 2008-A5, Class A5, 4.85%, 04/22/15	2,442
	Citibank Credit Card Master Trust I,
640	Series 1999-2, Class A, 5.88%, 03/10/11	647
1,152	Series 1999-2, Class B, 6.15%, 03/10/11	1,158
	CNH Equipment Trust,
467	Series 2007-A, Class A3, 4.99%, 10/15/10	470
945	Series 2007-B, Class A3A, 5.40%, 10/17/11	953
1,145	Series 2008-B, Class A3A, 4.78%, 07/16/12	1,136
901	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	890
1,925	Countrywide Asset-Backed Certificates, Series 2004-6, Class M1, VAR, 3.07%, 10/25/34 (i)	1,533
3,496	Credit Suisse Mortgage Capital Certificates, Series 2006-CF1, Class A1, VAR, 2.78%, 11/25/35 (i)	2,251
152	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32 (i)	143
	Daimler Chrysler Auto Trust,
4,225	Series 2006-A, Class A4, 5.01%, 01/08/11	4,221
3,400	Series 2006-D, Class A4, 4.94%, 02/08/12	3,386
580	Series 2007-A, Class A3A, 5.00%, 02/08/12	579
4,592	Series 2008-A, Class A4, 4.48%, 08/08/14	4,455
1,255	Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	1,227
	Ford Credit Auto Owner Trust,
1,716	Series 2005-C, Class A4, 4.36%, 06/15/10	1,724
1,000	Series 2005-C, Class B, 4.52%, 09/15/10	1,005
1,111	Series 2006-B, Class A4, 5.25%, 09/15/11	1,115
2,400	Series 2006-C, Class A4A, 5.15%, 02/15/12	2,401
831	Series 2007-A, Class A2A, 5.42%, 04/15/10	835

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   113

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
3,785	Series 2007-A, Class A3A, 5.40%, 08/15/11	3,784
3,145	Series 2007-B, Class A3A, 5.15%, 11/15/11	3,138
3,402	Series 2007-B, Class A4A, 5.24%, 07/15/12	3,329
3,180	Series 2008-A, Class A3A, 3.96%, 04/15/12	3,111
	GE Capital Credit Card Master Note Trust,
7,560	Series 2005-3, Class A, 4.13%, 06/15/13	7,377
3,465	Series 2006-1, Class A, 5.08%, 09/15/12	3,473
115	Series 2007-1, Class B, 4.95%, 03/15/13	110
1,325	Series 2007-3, Class A2, 5.40%, 06/15/13	1,322
120	Series 2007-3, Class B, 5.49%, 06/15/13	115
	GS Auto Loan Trust,
335	Series 2005-1, Class A3, 4.45%, 05/17/10	336
3,757	Series 2006-1, Class A3, 5.37%, 12/15/10	3,781
4,469	Series 2006-1, Class A4, 5.38%, 01/15/14	4,407
6,620	Series 2007-1, Class A3, 5.39%, 12/15/11	6,690
	Harley-Davidson Motorcycle Trust,
979	Series 2005-3, Class A2, 4.41%, 06/15/12	982
777	Series 2006-3, Class A3, 5.24%, 01/15/12	781
3,285	Series 2007-1, Class A4, 5.21%, 06/17/13	3,312
6,215	Series 2007-2, Class A3, 5.10%, 05/15/12	6,244
875	Series 2007-2, Class A4, 5.12%, 08/15/13	871
2,000	Series 2007-3, Class A4, 5.52%, 11/15/13	2,021
	Honda Auto Receivables Owner Trust,
1,686	Series 2005-2, Class A4, 4.15%, 10/15/10	1,689
750	Series 2005-5, Class A4, 4.69%, 02/15/11	754
2,255	Series 2006-2, Class A4, 5.28%, 01/23/12	2,284
493	Series 2006-3, Class A3, 5.12%, 10/15/10	496
665	Series 2006-3, Class A4, 5.11%, 04/15/12	669
2,000	Series 2007-1, Class A3, 5.10%, 03/18/11	2,018
	Household Automotive Trust,
4,000	Series 2005-2, Class A4, 4.55%, 07/17/12	3,905
766	Series 2005-3, Class A3, 4.80%, 10/18/10	763
1,654	Series 2005-3, Class A4, 4.94%, 11/19/12	1,621
3,923	Series 2006-1, Class A3, 5.43%, 06/17/11	3,889
1,200	Series 2006-3, Class A4, 5.34%, 09/17/13	1,169
4,535	Series 2007-1, Class A3, 5.30%, 11/17/11	4,515
1,865	Household Credit Card Master Note Trust I, Series 2006-1, Class A, 5.10%, 06/15/12	1,873
	Hyundai Auto Receivables Trust,
962	Series 2005-A, Class A4, 4.18%, 02/15/12	964
1,615	Series 2007-A, Class A3A, 5.04%, 01/17/12	1,633
500	Series 2007-A, Class A3B, VAR, 2.87%, 01/17/12	493
	John Deere Owner Trust,
700	Series 2006-A, Class A4, 5.39%, 06/17/13	705
475	Series 2007-A, Class A3, 5.04%, 07/15/11	480
5,000	Long Beach Auto Receivables Trust, Series 2007-A, Class A3, 4.97%, 10/15/11	4,941
	MBNA Credit Card Master Note Trust,
239	Series 2002-C1, Class C1, 6.80%, 07/15/14	230
1,075	Series 2003-C1, Class C1, VAR, 4.17%, 06/15/12	1,048
	MBNA Master Credit Card Trust,
65	Series 1999-B, Class C, 6.65%, 08/15/11 (e)	65
5,808	Series 1999-J, Class B, 7.40%, 02/15/12	5,929
760	Series 2000-E, Class A, 7.80%, 10/15/12	804
2,031	Morgan Stanley ABS Capital I, Series 2003-SD1, Class M1, VAR, 3.97%, 03/25/33 (i)	1,489
1,407	MSDWCC Heloc Trust, Series 2007-1, Class A, VAR, 2.57%, 12/25/31 (i)	985
602	National City Auto Receivables Trust, Series 2004-A, Class A4, 2.88%, 05/15/11	602
	Nissan Auto Receivables Owner Trust,
4,675	Series 2005-C, Class A4, 4.31%, 03/15/11	4,690
405	Series 2007-B, Class A2, 5.13%, 03/15/10	408
3,685	Series 2007-B, Class A3, 5.03%, 05/16/11	3,720
3,625	Series 2007-B, Class A4, 5.16%, 03/17/14	3,622
640	Series 2008-A, Class A4, 4.28%, 06/16/14	620
78	Residential Asset Securities Corp., Series 2001-KS1, Class AI6, 6.35%, 03/25/32 (i)	55
46	Residential Funding Mortgage Securities II, Inc., Series 2000-HI1, Class AI7, SUB, 8.29%, 02/25/25	40
	USAA Auto Owner Trust,
111	Series 2005-3, Class A3, 4.55%, 02/16/10	112
725	Series 2005-4, Class A4, 4.89%, 08/15/12	731
520	Series 2006-3, Class A4, 5.36%, 06/15/12	524
1,330	Series 2006-4, Class A3, 5.01%, 06/15/11	1,339
2,645	Series 2007-1, Class A3, 5.43%, 10/17/11	2,678
1,000	Series 2007-2, Class A3, 4.90%, 02/15/12	1,007
955	Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A3, 4.50%, 07/20/12	952
	Wachovia Auto Owner Trust,
1,865	Series 2005-B, Class A4, 4.84%, 04/20/11	1,878
4,394	Series 2005-B, Class A5, 4.93%, 11/20/12	4,419
1,291	Wells Fargo Financial Auto Owner Trust 2004-A, Series 2005-A, Class A4, 4.28%, 05/15/12	1,272
	WFS Financial Owner Trust,
273	Series 2004-3, Class A4, 3.93%, 02/17/12	273
5,093	Series 2005-1, Class A4, 3.87%, 08/17/12	5,073

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Asset-Backed Securities — Continued
1,700		World Omni Auto Receivables Trust, Series 2006-B, Class A4, 5.12%, 06/15/12	1,716
		Total Asset-Backed Securities (Cost $240,781)	236,606
		Collateralized Mortgage Obligations — 16.6%
		Agency CMO — 13.4%
		Federal Home Loan Mortgage Corp. —Government National Mortgage Association,
2,132		Series 31, Class Z, 8.00%, 04/25/24	2,342
290		Series 56, Class Z, 7.50%, 09/20/26	303
		Federal Home Loan Mortgage Corp. REMICS,
37		Series 2, Class Z, 9.30%, 03/15/19	39
18		Series 12, Class A, 9.25%, 11/15/19	20
36		Series 16, Class D, 10.00%, 10/15/19	38
49		Series 17, Class I, 9.90%, 10/15/19	53
81		Series 23, Class F, 9.60%, 04/15/20	87
36		Series 26, Class F, 9.50%, 02/15/20	38
8		Series 81, Class A, 8.13%, 11/15/20	8
37		Series 85, Class C, 8.60%, 01/15/21	39
38		Series 99, Class Z, 9.50%, 01/15/21	41
5		Series 159, Class H, 4.50%, 09/15/21	5
8		Series 189, Class D, 6.50%, 10/15/21	9
—	(h)	Series 1045, Class G, HB, 1,067.64%, 02/15/21	1
8		Series 1053, Class G, 7.00%, 03/15/21	8
22		Series 1056, Class KZ, 6.50%, 03/15/21	23
11		Series 1074, Class H, 8.50%, 05/15/21	12
38		Series 1082, Class C, 9.00%, 05/15/21	40
14		Series 1087, Class I, 8.50%, 06/15/21	15
43		Series 1125, Class Z, 8.25%, 08/15/21	47
43		Series 1142, Class IA, 7.00%, 10/15/21	46
6		Series 1169, Class G, 7.00%, 11/15/21	7
23		Series 1173, Class E, 6.50%, 11/15/21	23
83		Series 1343, Class LA, 8.00%, 08/15/22	90
23		Series 1424, Class F, VAR, 3.38%, 11/15/22	22
407		Series 1480, Class LZ, 7.50%, 03/15/23	437
1,109		Series 1560, Class Z, 7.00%, 08/15/23	1,175
—	(h)	Series 1580, Class P, 6.50%, 09/15/08	—	(h)
1		Series 1604, Class MB, IF, 10.29%, 11/15/08	1
6		Series 1606, Class H, 6.00%, 11/15/08	6
2		Series 1612, Class SD, IF, 10.81%, 11/15/08	2
30		Series 1626, Class PT, 6.00%, 12/15/08	30
124		Series 1641, Class FA, VAR, 3.45%, 12/15/13	123
3		Series 1659, Class TZ, 6.75%, 01/15/09	3
37		Series 1701, Class PH, 6.50%, 03/15/09	37
280		Series 1702, Class TJ, 7.00%, 04/15/13	283
264		Series 1754, Class Z, 8.50%, 09/15/24	283
626		Series 1779, Class Z, 8.50%, 04/15/25	682
13		Series 1807, Class G, 9.00%, 10/15/20	14
3		Series 1838, Class H, 6.50%, 04/15/11	3
3,352		Series 2358, Class PD, 6.00%, 09/15/16	3,476
4,817		Series 2363, Class PF, 6.00%, 09/15/16	4,994
4,537		Series 2382, Class DA, 5.50%, 10/15/30	4,651
2,207		Series 2390, Class CH, 5.50%, 12/15/16	2,248
5,018		Series 2416, Class PR, 6.00%, 12/15/30	5,106
973		Series 2425, Class JH, 6.00%, 03/15/17	1,010
4,004		Series 2450, Class PE, 6.00%, 07/15/21	4,107
3,595		Series 2453, Class BD, 6.00%, 05/15/17	3,732
2,331		Series 2458, Class OE, 6.00%, 06/15/17	2,420
4,894		Series 2479, Class PE, 6.00%, 05/15/31	4,933
1,700		Series 2496, Class BK, 5.50%, 09/15/17	1,737
1,234		Series 2503, Class TG, 5.50%, 09/15/17	1,260
1,316		Series 2508, Class AQ, 5.50%, 10/15/17	1,343
6,045		Series 2513, Class DB, 5.00%, 10/15/17	6,090
824		Series 2519, Class HB, 5.00%, 10/15/21	832
733		Series 2526, Class CA, 5.00%, 06/15/16	740
1,195		Series 2528, Class VA, 5.50%, 12/15/12	1,222
208		Series 2534, Class HM, 4.50%, 10/15/16	209
942		Series 2575, Class KA, 5.00%, 11/15/17	951
5,942		Series 2578, Class DA, 4.50%, 09/15/16	5,961
1,068		Series 2579, Class GQ, 4.00%, 01/15/17	1,063
1,791		Series 2583, Class TD, 4.50%, 12/15/13	1,796
1,500		Series 2587, Class WB, 5.00%, 11/15/16	1,513
856		Series 2617, Class UM, 4.00%, 05/15/15	855
4,027		Series 2632, Class NE, 4.00%, 06/15/13	3,993
509		Series 2640, Class VM, 4.50%, 12/15/21	504
6,286		Series 2641, Class KJ, 4.00%, 01/15/18	6,173
1,240		Series 2643, Class ME, 3.50%, 03/15/18	1,201
15,486		Series 2645, Class SP, IF, IO, 4.68%, 07/15/26	856
1,500		Series 2666, Class OC, 5.50%, 01/15/22	1,537
62		Series 2668, Class AD, 4.00%, 01/15/15	62
958		Series 2685, Class MX, 4.00%, 07/15/16	952
1,086		Series 2686, Class SO, IF, 9.27%, 07/15/26	1,102
1,400		Series 2718, Class TC, 5.00%, 04/15/27	1,416
958		Series 2755, Class PA, PO, 02/15/29	842
3,875		Series 2763, Class PD, 4.50%, 12/15/17	3,833
720		Series 2763, Class TA, 4.00%, 03/15/11	717
6,316		Series 2765, Class CA, 4.00%, 07/15/17	6,239
1,042		Series 2780, Class YP, 7.50%, 08/15/18	1,112
687		Series 2782, Class HE, 4.00%, 09/15/17	678
1,000		Series 2786, Class PC, 4.50%, 10/15/16	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   115

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Agency CMO — Continued
4,505		Series 2812, Class AB, 4.50%, 10/15/18	4,480
846		Series 2825, Class VP, 5.50%, 06/15/15	864
4,000		Series 2836, Class PX, 4.00%, 05/15/18	3,911
555		Series 2851, Class BD, 4.00%, 02/15/20	552
5,982		Series 2875, Class HA, 4.00%, 11/15/18	5,864
4,165		Series 2924, Class DA, 4.50%, 02/15/19	4,136
877		Series 2927, Class YN, 4.50%, 10/15/32	863
1,899		Series 2955, Class OC, 5.00%, 02/15/24	1,911
2,301		Series 2956, Class LD, 5.00%, 05/15/18	2,318
2,333		Series 2962, Class WJ, 5.50%, 06/15/24	2,386
4,311		Series 2993, Class MN, 5.00%, 06/15/23	4,364
931		Series 3001, Class YN, 4.50%, 06/15/33	915
2,487		Series 3005, Class PV, IF, 8.85%, 10/15/33	2,525
4,810		Series 3036, Class NB, 5.00%, 01/15/29	4,858
1,000		Series 3047, Class OB, 5.50%, 12/15/33	1,023
2,334		Series 3082, Class PE, 5.00%, 12/15/23	2,353
831		Series 3151, Class PA, 6.00%, 03/15/26	847
2,272		Series 3173, Class PH, 6.00%, 09/15/27	2,318
13,584		Series 3192, Class GA, 6.00%, 03/15/27	13,844
8,831		Series 3205, Class PA, 6.00%, 04/15/27	9,024
4,152		Series 3242, Class NC, 5.75%, 12/15/28	4,243
6,021		Series 3242, Class PA, 5.75%, 11/15/29	6,151
7,607		Series 3280, Class MA, 5.50%, 05/15/26	7,748
19,820		Series 3305, Class IW, IF, IO, 3.98%, 04/15/37	1,535
1,711		Series 3329, Class JA, 6.00%, 08/15/28	1,753
6,169		Series 3356, Class PA, 6.00%, 11/15/26	6,324
2,019		Series 3363, Class A, 5.00%, 07/15/16	2,039
3,625		Series R008, Class FK, VAR, 2.87%, 07/15/23	3,512
97		Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.99%, 09/25/29	97
		Federal National Mortgage Association REMICS,
28		Series 1988-7, Class Z, 9.25%, 04/25/18	30
33		Series 1988-13, Class C, 9.30%, 05/25/18	36
27		Series 1988-15, Class A, 9.00%, 06/25/18	29
30		Series 1988-16, Class B, 9.50%, 06/25/18	33
20		Series 1989-2, Class D, 8.80%, 01/25/19	21
61		Series 1989-27, Class Y, 6.90%, 06/25/19	63
15		Series 1989-54, Class E, 8.40%, 08/25/19	16
17		Series 1989-66, Class J, 7.00%, 09/25/19	18
12		Series 1989-70, Class G, 8.00%, 10/25/19	13
245		Series 1989-72, Class E, 9.35%, 10/25/19	272
33		Series 1989-89, Class H, 9.00%, 11/25/19	37
16		Series 1989-96, Class H, 9.00%, 12/25/19	17
20		Series 1990-7, Class B, 8.50%, 01/25/20	21
16		Series 1990-12, Class G, 4.50%, 02/25/20	16
375		Series 1990-19, Class G, 9.75%, 02/25/20	415
61		Series 1990-58, Class J, 7.00%, 05/25/20	65
63		Series 1990-61, Class H, 7.00%, 06/25/20	67
32		Series 1990-106, Class J, 8.50%, 09/25/20	34
13		Series 1990-109, Class J, 7.00%, 09/25/20	13
40		Series 1990-111, Class Z, 8.75%, 09/25/20	42
17		Series 1990-117, Class E, 8.95%, 10/25/20	18
18		Series 1990-123, Class G, 7.00%, 10/25/20	19
17		Series 1990-132, Class Z, 7.00%, 11/25/20	18
769		Series 1990-137, Class X, 9.00%, 12/25/20	845
6		Series 1991-53, Class J, 7.00%, 05/25/21	6
59		Series 1991-130, Class C, 9.00%, 09/25/21	65
196		Series 1992-81, Class ZB, 8.50%, 04/25/22	200
5		Series 1992-96, Class B 05/25/22	4
13		Series 1993-165, Class SN, IF, 11.47%, 09/25/23	14
—	(h)	Series 1993-192, Class SC, IF, 7.77%, 10/25/08	—	(h)
1		Series 1993-196, Class FA, VAR, 3.73%, 10/25/08	1
253		Series 1993-220, Class PJ, 6.00%, 11/25/13	257
1		Series 1993-225, Class MC 11/25/23	1
1		Series 1993-231, Class SB, IF, 10.89%, 12/25/08	1
—	(h)	Series 1993-233, Class SC, IF, 11.40%, 12/25/08	1
103		Series 1993-235, Class G 09/25/23	83
77		Series 1994-7, Class PG, 6.50%, 01/25/09	77
1		Series 1994-20, Class Z, 6.50%, 02/25/09	1
11		Series 1994-32, Class Z, 6.50%, 03/25/09	11
17		Series 1994-33, Class H, 6.00%, 03/25/09	17
251		Series 1994-62, Class PH, 6.90%, 11/25/23	253
10		Series 1995-13, Class D, 6.50%, 09/25/08	10
3		Series 1995-13, Class K, 6.50%, 10/25/08	3
3		Series 1997-46, Class PN, 6.50%, 07/18/12	3
15		Series 1997-55, Class B, 7.00%, 02/18/27	15
3		Series 1997-67, Class GA, 4.00%, 02/25/09	3
35		Series 2001-7, Class PQ, 6.00%, 10/25/15	35
2,085		Series 2002-3, Class OG, 6.00%, 02/25/17	2,160
2,218		Series 2002-58, Class HC, 5.50%, 09/25/17	2,262
4,357		Series 2002-59, Class UC, 5.50%, 09/25/17	4,443
1,357		Series 2002-63, Class KC, 5.00%, 10/25/17	1,366
3,000		Series 2003-3, Class PD, 5.00%, 08/25/16	3,019
830		Series 2003-21, Class M, 5.00%, 02/25/17	839
1,365		Series 2003-46, Class VX, 6.00%, 10/25/15	1,386

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
5,000	Series 2003-84, Class GC, 4.50%, 05/25/15	5,015
2,500	Series 2003-86, Class DM, 4.00%, 09/25/10	2,543
6,312	Series 2003-92, Class HP, 4.50%, 09/25/18	6,250
1,087	Series 2003-108, Class HA, 5.00%, 01/25/27	1,098
5,000	Series 2003-113, Class PC, 4.00%, 03/25/15	4,999
3,730	Series 2003-120, Class BQ, 4.00%, 09/25/16	3,704
606	Series 2004-101, Class AR, 5.50%, 01/25/35	616
1,750	Series 2005-1, Class HC, 5.00%, 09/25/28	1,771
1,364	Series 2005-27, Class TH, 5.50%, 07/25/31	1,388
1,988	Series 2005-40, Class YA, 5.00%, 09/25/20	2,009
2,264	Series 2005-47, Class AN, 5.00%, 12/25/16	2,286
693	Series 2005-48, Class OM, 5.00%, 03/25/30	700
3,821	Series 2005-68, Class JK, 5.25%, 05/25/35	3,859
6,054	Series 2005-83, Class LJ, 5.00%, 10/25/35	6,092
916	Series 2005-84, Class MB, 5.75%, 10/25/35	938
5,000	Series 2006-39, Class WB, 5.50%, 10/25/30	5,097
1,483	Series 2006-81, Class NA, 6.00%, 02/25/27	1,510
8,613	Series 2006-102, Class MA, 6.00%, 07/25/27	8,787
3,285	Series 2007-16, Class FC, VAR, 3.22%, 03/25/37	3,174
9,725	Series 2007-22, Class SC, IF, IO, 3.61%, 03/25/37	625
5,512	Series 2007-79, Class MA, 5.50%, 12/25/28	5,623
18,568	Series 2008-18, Class SE, IF, IO, 3.80%, 03/25/38	1,335
27	Series G-11, Class Z, 8.50%, 05/25/21	30
13	Series G-22, Class ZT, 8.00%, 12/25/16	14
26	Series G-41, Class PT, 7.50%, 10/25/21	27
49	Series G92-35, Class E, 7.50%, 07/25/22	52
24	Series G92-40, Class ZC, 7.00%, 07/25/22	26
244	Series G92-44, Class ZQ, 8.00%, 07/25/22	261
57	Series G92-54, Class ZQ, 7.50%, 09/25/22	60
	Federal National Mortgage Association STRIPS,
20	Series 25, Class 1, 6.00%, 02/01/13	20
260	Series 108, Class 1, PO, 03/01/20	237
5	Series 268, Class 2, IO, 9.00%, 02/01/23	1
1	Series B, Class 1, 6.00%, 05/01/09	2
5	Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.00%, 04/25/25	5
171	Government National Mortgage Association, Series 1997-12, Class D, 7.50%, 09/20/27	178
35	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.78%, 03/15/21	39
		292,727
	Non-Agency CMO — 3.2%
	ABN Amro Mortgage Corp.,
394	Series 2003-7, Class A3, 4.50%, 07/25/18	362
3,283	Series 2003-9, Class A2, 4.50%, 08/25/18	3,185
	Banc of America Mortgage Securities, Inc.,
3,000	Series 2004-E, Class 2A5, VAR, 4.11%, 06/25/34 (i)	2,790
5,369	Series 2004-F, Class 2A6, VAR, 4.19%, 07/25/34	5,232
1,090	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.96%, 10/25/33 (i)	1,065
4,496	Cendant Mortgage Corp., Series 2004-3, Class A3, VAR, 5.51%, 06/25/34	4,460
5,048	Citigroup Mortgage Loan Trust, Inc., Series 2003-UP3, Class A1, 7.00%, 09/25/33	5,067
481	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33 (i)	473
5,351	Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-J13, Class 1A5, 5.25%, 11/25/14	5,182
3,195	Credit Suisse Mortgage Capital Certificates, Series 2007-5, Class 5A5, VAR, 5.50%, 12/25/14 (i)	3,042
782	First Horizon Alternative Mortgage Securities, Series 2005-FA7, Class 1A5, 5.50%, 10/25/35	771
	GMAC Mortgage Corp. Loan Trust,
22	Series 2003-J1, Class A3, 5.25%, 03/25/18	22
1,099	Series 2003-J4, Class 2A1, 4.75%, 09/25/18	1,070
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 2.83%, 02/25/35 (i)	1,913
21	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.50%, 02/22/17	21
510	MASTR Alternative Loans Trust, Series 2004-8, Class 6A1, 5.50%, 09/25/19	486
948	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	946
3,764	Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2, VAR, 2.75%, 08/25/35 (i)	2,609
12	Merrill Lynch Trust, Series 44, Class G, 9.00%, 08/20/20	12
1,465	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.00%, 11/25/18	1,441
	Nomura Asset Acceptance Corp.,
2,587	Series 2005-AR1, Class 1A1, VAR, 5.08%, 02/25/35 (i)	1,668

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   117

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Non-Agency CMO — Continued
1,804		Series 2005-AR2, Class 3A1, VAR, 2.72%, 05/25/35 (i)	1,159
4,385		Series 2005-AR6, Class 4A1, VAR, 2.73%, 12/25/35 (i)	2,724
		Paine Webber CMO Trust,
—	(h)	Series J, Class 3, 8.80%, 05/01/18	1
15		Series L, Class 4, 8.95%, 07/01/18	16
1,000		Residential Accredit Loans, Inc., Series 2003-QR24, Class A7, 4.00%, 07/25/33 (i)	819
2,955		Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A5, 6.00%, 11/25/31	2,963
15		Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.00%, 09/25/30	15
4,239		Structured Asset Securities Corp., Series 2003-31A, Class B1, VAR, 4.85%, 10/25/33 (i)	3,643
		WaMu Mortgage Pass-Through Certificates,
126		Series 2003-S3, Class 1A31, 5.25%, 06/25/33	126
1,385		Series 2004-AR7, Class A6, VAR, 3.94%, 07/25/34	1,363
3,622		Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS3, Class 1A4, 6.50%, 05/25/32	3,615
		Wells Fargo Mortgage Backed Securities Trust,
1,392		Series 2003-12, Class A3, 5.00%, 11/25/18	1,350
7,265		Series 2003-K, Class 1A1, VAR, 4.49%, 11/25/33 (i)	6,740
200		Series 2003-K, Class 1A2, VAR, 4.49%, 11/25/33 (i)	187
3,770		Series 2006-AR11, Class A4, VAR, 5.52%, 08/25/36	3,618
1,275		Series 2006-AR17, Class A1, VAR, 5.33%, 10/25/36 (i)	1,084
			71,240
		Total Collateralized Mortgage Obligations (Cost $367,621)	363,967
		Commercial Mortgage-Backed Securities — 2.1%
		Banc of America Commercial Mortgage, Inc.,
859		Series 2000-1, Class A2A, VAR, 7.33%, 11/15/31	872
3,420		Series 2004-5, Class A3, 4.56%, 11/10/41	3,315
		Bear Stearns Commercial Mortgage Securities,
2,796		Series 1999-WF2, Class A2, 7.08%, 07/15/31	2,824
5,918		Series 2002-TOP6, Class A2, 6.46%, 10/15/36	6,037
938		Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.92%, 03/15/49	937
1,330		Commercial Mortgage Asset Trust, Series 1999-C1, Class A4, VAR, 6.98%, 01/17/32	1,382
		CS First Boston Mortgage Securities Corp.,
97		Series 1998-C2, Class A2, 6.30%, 11/15/30	98
2,443		Series 2002-CKS4, Class A1, 4.49%, 11/15/36	2,400
		DLJ Commercial Mortgage Corp.,
931		Series 1999-CG1, Class A1B, 6.46%, 03/10/32	933
841		Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	852
2,835		Series 1999-CG3, Class A1B, 7.34%, 10/10/32	2,887
716		First Union — Chase Commercial Mortgage, Series 1999-C2, Class A2, 6.65%, 06/15/31	719
2,000		GS Mortgage Securities Corp. II, Series 2001-GL3A, Class A2, VAR, 6.45%, 08/05/18 (e)	2,044
3,195		Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A2, 4.07%, 10/12/41	3,166
		Morgan Stanley Capital I,
3,500		Series 1999-LIFE, Class B, VAR, 7.38%, 04/15/33	3,561
1,255		Series 2006-T23, Class A1, 5.68%, 08/12/41	1,251
2,250		Morgan Stanley Dean Witter Capital I, Series 2001-280, Class A2, 6.49%, 02/03/16 (e)	2,361
7,975		Prudential Commercial Mortgage Trust, Series 2003-PWR1, Class A1, 3.67%, 02/11/36	7,788
2,926		TIAA Retail Commercial Trust, Series 2001-C1A, Class A4, VAR, 6.68%, 06/19/31 (e)	2,963
		Total Commercial Mortgage-Backed Securities (Cost $46,688)	46,390
		Corporate Bonds — 12.6%
		Automobiles — 0.0% (g)
1,000		Daimler Finance North America LLC, 5.75%, 09/08/11	1,004
		Beverages — 0.1%
1,020		Coca-Cola Enterprises, Inc., 8.50%, 02/01/12	1,143
		Capital Markets — 1.9%
		Bank of New York Mellon Corp. (The),
1,500		4.95%, 11/01/12	1,498
380		5.13%, 08/27/13	381
		Bear Stearns Cos., Inc. (The),
1,000		4.50%, 10/28/10 (y)	998
500		4.55%, 06/23/10 (y)	501
2,300		Citicorp, 7.25%, 10/15/11	2,428
1,635		Credit Suisse, (Switzerland), 5.00%, 05/15/13	1,593
		Credit Suisse USA, Inc.,
2,000		4.70%, 06/01/09	2,005
500		6.13%, 11/15/11	515

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Goldman Sachs Group, Inc. (The),
2,000	3.88%, 01/15/09	1,998
950	5.25%, 04/01/13	932
1,500	6.50%, 02/25/09 (e)	1,513
3,000	6.60%, 01/15/12	3,105
2,000	6.65%, 05/15/09	2,037
	Lehman Brothers Holdings, Inc.,
2,225	3.95%, 11/10/09	2,146
702	5.00%, 01/14/11	672
500	5.75%, 07/18/11	475
1,062	6.63%, 01/18/12	1,037
	Merrill Lynch & Co., Inc.,
1,000	4.13%, 09/10/09	985
4,710	4.79%, 08/04/10	4,588
2,500	6.00%, 02/17/09	2,490
685	6.15%, 04/25/13	649
	Morgan Stanley,
500	3.88%, 01/15/09	498
3,073	4.25%, 05/15/10	3,032
2,000	6.60%, 04/01/12	2,010
2,160	Northern Trust Corp., 5.30%, 08/29/11	2,209
2,000	State Street Corp., 7.65%, 06/15/10	2,102
		42,397
	Chemicals — 0.6%
845	Air Products & Chemicals, Inc., 4.15%, 02/01/13	828
1,810	Dow Chemical Co. (The), 5.97%, 01/15/09	1,823
1,100	EI Du Pont de Nemours & Co., 4.88%, 04/30/14	1,093
1,500	Monsanto Co., 7.38%, 08/15/12	1,660
3,500	Potash Corp. of Saskatchewan, (Canada), 7.75%, 05/31/11	3,774
1,800	PPG Industries, Inc., 5.75%, 03/15/13	1,827
1,920	Praxair, Inc., 3.95%, 06/01/13	1,858
		12,863
	Commercial Banks — 2.0%
1,000	American Express Bank FSB, 5.50%, 04/16/13	947
1,530	American Express Centurion Bank, 4.38%, 07/30/09	1,530
1,050	Bayerische Landesbank, 5.88%, 12/01/08	1,059
	BB&T Corp.,
1,000	4.75%, 10/01/12	934
550	6.50%, 08/01/11	552
2,185	Branch Banking & Trust Co., 4.88%, 01/15/13	2,033
1,400	FleetBoston Financial Corp., 7.38%, 12/01/09	1,447
1,900	HSBC Holdings plc, (United Kingdom), 7.50%, 07/15/09	1,945
750	KeyBank N.A., 5.70%, 08/15/12	648
695	Keycorp, 6.50%, 05/14/13	575
3,025	Marshall & Ilsley Corp., 4.38%, 08/01/09	2,944
500	National City Bank, 4.50%, 03/15/10	456
2,751	National City Corp., 3.13%, 04/30/09	2,581
1,735	PNC Funding Corp., 4.50%, 03/10/10	1,736
	Republic New York Corp.,
475	5.88%, 10/15/08	475
2,320	7.75%, 05/15/09	2,366
2,800	Royal Bank of Canada, (Canada), 3.88%, 05/04/09	2,809
	SunTrust Banks, Inc.,
2,215	4.00%, 10/15/08	2,214
580	4.25%, 10/15/09	576
1,500	5.25%, 11/05/12	1,431
500	U.S. Bancorp, 4.50%, 07/29/10	509
2,250	U.S. Bank N.A., 6.38%, 08/01/11	2,362
1,500	Union Planters Corp., 4.38%, 12/01/10	1,382
3,900	Wachovia Bank N.A., 7.80%, 08/18/10	3,983
	Wachovia Corp.,
1,115	5.50%, 05/01/13	1,024
500	6.00%, 10/30/08	501
500	6.38%, 02/01/09	498
	Wells Fargo & Co.,
1,000	4.20%, 01/15/10	1,006
3,000	5.25%, 10/23/12	2,998
940	6.38%, 08/01/11	981
		44,502
	Commercial Services & Supplies — 0.1%
1,100	Waste Management, Inc., 6.38%, 11/15/12	1,104
	Communications Equipment — 0.0% (g)
900	Cisco Systems, Inc., 5.25%, 02/22/11	930
	Computers & Peripherals — 0.0% (g)
350	Hewlett-Packard Co., 4.50%, 03/01/13	349
	Consumer Finance — 1.1%
700	American General Finance Corp., 4.88%, 05/15/10	653
570	American Honda Finance Corp., 3.85%, 11/06/08 (e)	571
1,875	Beneficial Corp., 6.47%, 11/17/08	1,882
3,000	Boeing Capital Corp., 6.50%, 02/15/12	3,188

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   119

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
	Capital One Bank USA N.A.,
1,000	5.00%, 06/15/09	996
767	5.75%, 09/15/10	762
	HSBC Finance Corp.,
3,000	4.13%, 11/16/09	2,991
2,995	8.00%, 07/15/10	3,109
5,000	International Lease Finance Corp., 3.50%, 04/01/09	4,887
1,420	John Deere Capital Corp., 5.65%, 07/25/11	1,473
500	MBNA Corp., 7.50%, 03/15/12	530
1,000	SLM Corp., 4.00%, 01/15/10	900
2,000	Toyota Motor Credit Corp., 4.00%, 06/25/10	2,002
		23,944
	Diversified Financial Services — 2.7%
500	Allstate Life Global Funding Trusts, 5.38%, 04/30/13	499
	Associates Corp. of North America,
1,400	6.88%, 11/15/08	1,408
1,896	8.15%, 08/01/09	1,949
340	8.55%, 07/15/09	351
	Bank of America Corp.,
1,500	4.38%, 12/01/10	1,504
1,755	4.90%, 05/01/13	1,699
1,790	7.13%, 03/01/09	1,810
388	7.13%, 10/15/11	406
950	7.40%, 01/15/11	995
1,000	7.80%, 02/15/10	1,042
1,543	BHP Billiton Finance USA Ltd., (Australia), 5.00%, 12/15/10	1,567
	Caterpillar Financial Services Corp.,
1,300	4.50%, 09/01/08	1,300
800	4.85%, 12/07/12	809
600	5.13%, 10/12/11	616
	CIT Group, Inc.,
1,500	4.13%, 11/03/09 (c)	1,353
4,118	4.25%, 02/01/10	3,632
500	5.88%, 10/15/08	497
2,350	7.63%, 11/30/12 (c)	1,995
	Citigroup, Inc.,
1,000	4.25%, 07/29/09	999
2,075	6.00%, 02/21/12	2,058
889	6.20%, 03/15/09	898
1,880	CME Group, Inc., 5.40%, 08/01/13	1,883
	General Electric Capital Corp.,
1,500	4.00%, 06/15/09	1,504
2,470	4.80%, 05/01/13	2,442
10,500	5.25%, 10/19/12	10,630
950	8.30%, 09/20/09	994
890	Genworth Global Funding Trusts, 5.20%, 10/08/10	892
3,500	HSBC Finance Corp., 5.90%, 06/19/12 (c)	3,541
1,000	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	999
4,000	New York Life Global Funding, 3.88%, 01/15/09 (e)	4,007
	Pricoa Global Funding I,
1,510	3.90%, 12/15/08 (e)	1,506
500	4.20%, 01/15/10 (e)	498
	Textron Financial Corp.,
1,000	5.13%, 11/01/10	1,000
750	5.13%, 02/03/11	746
175	USAA Capital Corp., 4.64%, 12/15/09 (e)	175
1,900	Wells Fargo Financial, Inc., 6.85%, 07/15/09	1,935
		60,139
	Diversified Telecommunication Services — 0.6%
	AT&T, Inc.,
5,635	4.95%, 01/15/13	5,634
1,875	5.88%, 02/01/12	1,931
2,000	Deutsche Telekom International Finance BV, (Netherlands), 5.38%, 03/23/11	2,010
2,000	Telefonica Emisiones S.A.U., (Spain), 5.86%, 02/04/13	2,002
785	Verizon Global Funding Corp., 7.25%, 12/01/10	832
410	Verizon Maryland, Inc., 6.13%, 03/01/12	419
		12,828
	Electric Utilities — 0.4%
3,100	Duke Energy Carolinas LLC, 4.20%, 10/01/08 (c)	3,102
2,400	MidAmerican Funding LLC, 6.75%, 03/01/11	2,539
650	Northern States Power, 4.75%, 08/01/10	660
670	Spectra Energy Capital LLC, 7.50%, 10/01/09	686
760	Virginia Electric and Power Co., 5.10%, 11/30/12	764
		7,751
	Electronic Equipment & Instruments — 0.1%
1,500	Arrow Electronics, Inc., 6.88%, 07/01/13	1,547

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 0.2%
	Wal-Mart Stores, Inc.,
1,000	4.00%, 01/15/10	1,009
2,200	4.25%, 04/15/13	2,208
		3,217
	Food Products — 0.1%
545	General Mills, Inc., 5.25%, 08/15/13	548
600	HJ Heinz Finance Co., 6.63%, 07/15/11	631
710	Kellogg Co., 4.25%, 03/06/13	697
		1,876
	Gas Utilities — 0.6%
4,450	Atmos Energy Corp., 4.00%, 10/15/09	4,411
625	CenterPoint Energy Resources Corp., 7.75%, 02/15/11	652
5,180	Nisource Finance Corp., 7.88%, 11/15/10	5,383
860	Schlumberger Technology Corp., 6.50%, 04/15/12 (e)	925
2,635	TransCanada Pipelines Ltd., (Canada), 4.00%, 06/15/13	2,499
		13,870
	Health Care Providers & Services — 0.0% (g)
550	WellPoint, Inc., 6.38%, 01/15/12	568
	Household Durables — 0.0% (g)
126	Fortune Brands, Inc., 5.13%, 01/15/11	126
	Industrial Conglomerates — 0.1%
1,180	Honeywell International, Inc., 7.50%, 03/01/10	1,253
1,170	Textron, Inc., 4.50%, 08/01/10	1,174
		2,427
	Insurance — 0.3%
900	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	898
335	Berkshire Hathaway Finance Corp., 5.00%, 08/15/13 (e)	339
676	Genworth Financial, Inc., 4.75%, 06/15/09	672
1,000	Jackson National Life Global Funding, 3.50%, 01/22/09 (e)	999
	Pacific Life Global Funding,
1,085	3.75%, 01/15/09 (e)	1,085
800	5.15%, 04/15/13 (e)	801
1,835	Principal Life Income Funding Trusts, 5.15%, 06/17/11	1,840
		6,634
	Media — 0.1%
850	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	939
868	Thomson Reuters Corp., (Canada), 6.20%, 01/05/12	890
670	Time Warner Cable, Inc., 6.20%, 07/01/13	683
		2,512
	Metals & Mining — 0.0% (g)
400	Alcoa, Inc., 6.50%, 06/01/11	414
	Multiline Retail — 0.1%
1,190	Target Corp., 5.13%, 01/15/13	1,211
	Multi-Utilities — 0.1%
425	Dominion Resources, Inc., 4.75%, 12/15/10	427
1,210	Sempra Energy, 6.00%, 02/01/13	1,247
		1,674
	Oil, Gas & Consumable Fuels — 0.2%
	ConocoPhillips,
2,000	4.40%, 05/15/13	1,982
2,010	9.38%, 02/15/11	2,231
1,000	XTO Energy, Inc., 4.63%, 06/15/13	955
		5,168
	Paper & Forest Products — 0.1%
690	International Paper Co., 4.25%, 01/15/09	688
	Willamette Industries, Inc.,
750	6.45%, 06/18/09	757
1,000	6.45%, 07/14/09	1,011
		2,456
	Pharmaceuticals — 0.1%
2,000	GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	2,015
	Real Estate Investment Trusts (REITs) — 0.1%
	Simon Property Group LP,
1,000	3.75%, 01/30/09	992
400	4.60%, 06/15/10	396
		1,388
	Road & Rail — 0.3%
	Burlington Northern Santa Fe Corp.,
1,440	6.13%, 03/15/09	1,450
2,900	6.75%, 07/15/11	3,059
539	Canadian National Railway Co., (Canada), 6.38%, 10/15/11	569
	Norfolk Southern Corp.,
545	6.75%, 02/15/11	573
400	8.63%, 05/15/10	426

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   121

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — Continued
645	Union Pacific Corp., 6.50%, 04/15/12	675
		6,752
	Software — 0.1%
1,371	Intuit, Inc., 5.40%, 03/15/12 (c)	1,366
1,800	Oracle Corp., 4.95%, 04/15/13	1,824
		3,190
	Specialty Retail — 0.1%
1,320	Home Depot, Inc., 4.63%, 08/15/10	1,313
	Thrifts & Mortgage Finance — 0.4%
3,500	Countrywide Home Loans, Inc., 4.13%, 09/15/09	3,352
1,100	Golden West Financial Corp., 4.75%, 10/01/12	978
1,000	Wachovia Mortgage FSB, 4.50%, 06/15/09	989
2,000	Washington Mutual Bank, 6.88%, 06/15/11	1,440
	Washington Mutual, Inc.,
1,000	4.00%, 01/15/09	903
1,820	4.20%, 01/15/10	1,301
		8,963
	Total Corporate Bonds (Cost $280,942)	276,275
	Mortgage Pass-Through Securities — 16.2%
	Federal Home Loan Mortgage Corp.,
529	ARM, 4.64%, 03/01/35	536
1,600	ARM, 5.58%, 07/01/36	1,624
212	ARM, 5.80%, 12/01/27	213
1,256	ARM, 6.00%, 08/01/37	1,283
7,149	ARM, 6.02%, 08/01/36	7,257
9,276	ARM, 6.04%, 12/01/36	9,441
7,592	ARM, 6.07%, 03/01/37	7,751
165	ARM, 6.11%, 01/01/27	166
3,600	ARM, 6.15%, 10/01/37	3,691
2,898	ARM, 6.38%, 06/01/36	2,950
8	ARM, 6.74%, 01/01/27	8
28	ARM, 6.92%, 12/01/17	29
10	ARM, 7.06%, 09/01/25	10
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
11,820	4.00%, 07/01/18 – 07/01/19	11,228
5,853	4.50%, 04/01/16 – 10/01/18	5,768
33,740	5.00%, 03/01/18 – 04/01/19	33,773
14,740	5.50%, 01/01/09 – 12/01/20	14,972
16,746	6.00%, 08/01/09 – 06/01/20	17,168
21	6.25%, 07/01/09	21
7,521	6.50%, 10/01/08 – 01/01/17	7,795
275	7.00%, 12/01/08 – 03/01/15	287
71	7.50%, 08/01/09 – 11/01/11	73
106	8.00%, 09/01/09 – 01/01/12	110
49	8.50%, 05/01/10	51
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,036	6.00%, 07/01/32	1,055
3	6.50%, 07/01/13	3
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
66	6.00%, 01/01/19	67
179	6.50%, 08/01/18 – 05/01/21	187
110	7.00%, 03/01/14	117
514	7.50%, 10/01/16 – 07/01/18	557
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
150	8.00%, 12/01/08 – 05/01/19	158
18	8.25%, 08/01/09 – 08/01/17	18
16	8.50%, 11/01/09 – 07/01/10	16
6	8.75%, 05/01/09 – 05/01/11	7
1	9.00%, 09/01/09	1
	Federal National Mortgage Association,
61	ARM, 4.37%, 07/01/27	61
400	ARM, 4.83%, 01/01/35	402
3,740	ARM, 4.90%, 09/01/34	3,796
1,890	ARM, 4.95%, 12/01/35	1,901
27	ARM, 5.12%, 06/01/27	27
1,711	ARM, 5.22%, 01/01/19 – 01/01/37	1,727
949	ARM, 5.38%, 04/01/36	959
813	ARM, 5.46%, 12/01/36	824
1,739	ARM, 5.51%, 07/01/36	1,766
109	ARM, 5.52%, 03/01/19	111
2,527	ARM, 5.71%, 10/01/36	2,579
41	ARM, 5.75%, 11/01/16	41
3,640	ARM, 5.80%, 04/01/37	3,720
7,151	ARM, 5.89%, 04/01/38	7,309
2,781	ARM, 5.93%, 12/01/36	2,833
1,692	ARM, 5.94%, 08/01/36	1,729
39	ARM, 6.02%, 08/01/17	39
6,465	ARM, 6.05%, 08/01/36	6,625
6,841	ARM, 6.10%, 08/01/36	6,997
3,298	ARM, 6.14%, 07/01/37	3,374
3,055	ARM, 6.40%, 05/01/36	3,112
17	ARM, 6.79%, 08/01/19	18
24	ARM, 7.12%, 05/01/25	24

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
1	ARM, 7.22%, 10/01/27	1
13	ARM, 7.35%, 10/01/25	13
	Federal National Mortgage Association, 15 Year, Single Family,
12,112	4.00%, 07/01/18 – 01/01/19	11,545
22,431	4.50%, 05/01/18 – 05/01/19	22,102
42,876	5.00%, 12/01/13 – 07/01/20	42,997
17,004	5.50%, 10/01/08 – 06/01/20	17,314
23,063	6.00%, 01/01/09 – 04/01/21	23,741
505	6.50%, 02/01/09 – 09/01/13	521
140	7.00%, 06/01/10 – 03/01/15	145
267	7.50%, 08/01/09 – 05/01/15	276
30	8.00%, 08/01/09 – 11/01/15	32
88	8.50%, 11/01/11	90
8	9.00%, 02/01/10 – 03/01/12	8
	Federal National Mortgage Association, 30 Year, Single Family,
730	5.50%, 08/01/34	726
85	6.00%, 07/01/17	88
52	6.50%, 08/01/14 – 03/01/26	54
6	7.50%, 01/01/11	6
308	8.00%, 01/01/09 – 12/01/30	332
56	8.50%, 01/01/10 – 03/01/27	60
214	9.00%, 02/01/31	236
82	9.50%, 07/01/28	92
18	10.00%, 02/01/24	20
	Federal National Mortgage Association, Other,
4,548	4.00%, 07/01/13 – 07/01/17	4,430
7,954	4.50%, 11/01/13 – 12/01/19	7,900
8,628	5.00%, 01/01/14 – 05/01/14	8,714
11,430	5.50%, 07/01/09 – 09/01/17	11,593
18,183	6.00%, 09/01/17 – 04/01/24	18,641
1,198	6.50%, 01/01/14 – 08/01/19	1,248
236	7.00%, 12/01/13 – 08/01/21	249
83	7.50%, 08/15/09 – 06/01/16	88
110	8.00%, 07/01/14 – 11/01/15	119
	Government National Mortgage Association II,
4	ARM, 5.00%, 03/20/16	4
207	ARM, 5.13%, 11/20/15 – 11/20/25	209
243	ARM, 5.38%, 01/20/16 – 01/20/28	245
232	ARM, 5.63%, 08/20/16 – 09/20/22	234
19	Government National Mortgage Association II, 15 Year, Single Family, 6.00%, 11/20/14	20
	Government National Mortgage Association II, 30 Year, Single Family,
35	7.50%, 09/20/28	38
72	8.00%, 09/20/26 – 12/20/27	79
97	8.50%, 03/20/25 – 04/20/25	106
	Government National Mortgage Association, 15 Year, Single Family,
30	6.00%, 04/15/14	31
19	6.50%, 12/15/08 – 07/15/09	19
3	7.00%, 01/15/09	3
9	8.00%, 09/15/09	9
	Government National Mortgage Association, 30 Year, Single Family,
31	8.50%, 04/15/25	34
34	9.00%, 09/15/09 – 10/15/26	36
747	9.50%, 07/15/20 – 12/15/25	830
72	12.00%, 11/15/19	82
	Total Mortgage Pass-Through Securities (Cost $352,420)	353,725
	U.S. Government Agency Securities — 12.6%
	Federal Farm Credit Bank,
2,000	3.25%, 03/25/11	1,985
1,123	5.05%, 02/01/11	1,167
	Federal Home Loan Bank System,
2,980	3.13%, 03/08/13	2,883
5,000	3.38%, 08/13/10	5,023
2,500	3.38%, 06/24/11	2,482
3,705	3.38%, 03/26/12	3,649
1,000	3.73%, 05/01/12	987
7,000	3.88%, 12/10/10	7,094
2,080	4.00%, 02/15/11 (c)	2,113
1,850	4.50%, 06/09/10	1,894
750	4.52%, 08/10/10	768
4,600	4.63%, 02/18/11	4,740
10,000	4.75%, 04/24/09	10,118
6,000	4.88%, 11/18/11	6,184
4,000	5.00%, 12/11/09	4,097
	Federal Home Loan Mortgage Corp.,
2,500	3.25%, 02/19/10	2,499
20,000	3.25%, 07/16/10 (c)	20,041
2,500	4.13%, 09/01/09	2,521
7,000	4.13%, 11/30/09 (c)	7,091
12,000	4.13%, 07/12/10	12,213
29,000	4.75%, 01/18/11	29,948
6,500	5.25%, 07/18/11	6,804
2,000	5.50%, 09/15/11 (c)	2,111
10,000	5.75%, 03/15/09	10,143

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   123

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
5,000	5.75%, 01/15/12 (c)	5,327
11,000	6.63%, 09/15/09 (c)	11,398
7,500	6.88%, 09/15/10	8,024
	Federal National Mortgage Association,
11,000	2.50%, 04/09/10	10,900
8,725	2.75%, 04/11/11	8,583
2,000	3.00%, 07/12/10	1,995
9,850	3.25%, 08/12/10	9,868
1,050	3.70%, 11/21/11	1,046
9,250	3.88%, 12/10/09 (c)	9,353
4,000	3.88%, 02/15/10 (c)	4,046
1,235	4.35%, 05/29/13	1,236
7,000	4.50%, 02/15/11 (c)	7,189
1,700	4.75%, 03/12/10	1,742
4,000	4.88%, 05/18/12	4,149
7,000	5.00%, 10/15/11	7,284
10,050	6.00%, 05/15/11 (c)	10,707
20,000	6.38%, 06/15/09 (c)	20,524
3,500	7.25%, 01/15/10	3,695
	Total U.S. Government Agency Securities (Cost $275,228)	275,621
	U.S. Treasury Obligations — 25.0%
	U.S. Treasury Inflation Indexed Bonds,
4,002	3.88%, 01/15/09 (c)	4,034
1,105	4.25%, 01/15/10	1,162
	U.S. Treasury Notes,
20,000	1.75%, 03/31/10 (c)	19,856
35,000	2.38%, 08/31/10	35,005
48,700	2.63%, 05/31/10 (c)	48,997
33,000	2.75%, 07/31/10 (c)	33,268
9,000	3.00%, 02/15/09	9,041
2,000	3.13%, 10/15/08	2,003
7,000	3.13%, 04/15/09	7,045
4,000	3.13%, 11/30/09 (c)	4,046
3,000	3.38%, 09/15/09	3,037
5,500	3.50%, 11/15/09 (c)	5,592
20,000	3.50%, 02/15/10 (m)	20,394
19,600	3.63%, 10/31/09	19,917
38,500	3.88%, 05/15/09 (m)	38,972
25,000	4.00%, 08/31/09 (m)	25,445
45,000	4.00%, 09/30/09 (c) (m)	45,851
20,000	4.38%, 11/15/08 (c)	20,105
25,000	4.50%, 11/15/10 (c)	26,143
5,000	4.50%, 02/28/11 (c)	5,245
10,000	4.63%, 07/31/09 (c)	10,217
33,000	4.63%, 11/15/09 (m)	33,977
5,000	4.63%, 10/31/11 (c)	5,296
2,000	4.63%, 07/31/12	2,130
1,000	4.75%, 11/15/08	1,006
18,900	4.75%, 02/15/10	19,600
1,000	4.88%, 01/31/09	1,012
12,000	4.88%, 05/15/09 (c)	12,231
9,000	4.88%, 05/31/09	9,181
10,000	4.88%, 06/30/09 (c)	10,220
35,000	4.88%, 08/15/09 (c)	35,878
30,000	6.50%, 02/15/10	31,870
	Total U.S. Treasury Obligations (Cost $542,711)	547,776
	Total Long-Term Investments (Cost $2,106,391)	2,100,360

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.6%
	Investment Company — 4.6%
101,302	JPMorgan U.S. Government Money Market Fund, Institutional Class (b) (Cost $101,302)	101,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 15.1%
	Asset-Backed Security — 0.1%
1,678	GSAA Trust, Series 2006-3, Class A1, VAR, 2.55%, 09/25/08 (i)	1,556
	Certificate of Deposit — 0.0% (g)
1,250	Calyon, New York, VAR, 2.15%, 03/15/10	1,234
	Corporate Bond — 0.7%
15,004	Abbey National Treasury Services plc, VAR, 2.62%, 10/02/08	15,004
	Corporate Notes — 4.9%
14,998	American Express Centurion Bank, VAR, 2.88%, 09/17/08	14,998
6,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10	6,000
6,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	5,915
11,000	Goldman Sachs Group, Inc., VAR, 2.26%, 02/13/09	11,000
10,000	Metropolitan Life Global Funding I, VAR, 3.04%, 02/09/09 (e)	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
7,300	Monumental Global Funding III, VAR, 2.86%, 05/24/10	7,166
15,000	National Australia Bank Ltd., (Australia), VAR, 2.88%, 04/06/09 (e)	15,000
14,997	PACCAR Financial Corp., Series EXL, VAR, 2.68%, 09/02/08	14,997
2,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09	1,973
5,000	Royal Bank of Scotland Group plc, (United Kingdom), VAR, 2.99%, 11/21/08 (e)	5,000
15,000	Svenska Handelsbanken AB, (Sweden), VAR, 3.00%, 02/06/09 (e)	15,000
		107,049
	Repurchase Agreements — 9.4%
55,441	Banc of America Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $55,454, collateralized by U.S. Government Agency Mortgages with a value of $56,549	55,441
50,000	Citigroup Global Markets, Inc., 2.14%, dated 08/29/08, due 09/02/08, repurchase price $50,012, collateralized by U.S. Government Agency Mortgages with a value of $51,000	50,000
25,000	Merrill Lynch Mortgage Trust, 2.12%, dated 08/29/08, due 09/02/08, repurchase price $25,006, collateralized by U.S. Government Agency Mortgages with a value of $25,500	25,000
50,000	Morgan Stanley, 2.12%, dated 08/29/08, due 09/02/08, repurchase price $50,012, collateralized by U.S. Government Agency Mortgages with a value of $51,000	50,000
25,000	UBS Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $25,006, collateralized by U.S. Government Agency Mortgages with a value of $26,250	25,000
		205,441
	Total Investments of Cash Collateral for Securities on Loan (Cost $330,668)	330,284
	Total Investments — 115.6% (Cost $2,538,361)	2,531,946
	Liabilities in Excess of Other Assets — (15.6)%	(341,844)
	NET ASSETS — 100.0%	$2,190,102

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   125

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 74.9%
	U.S. Government Agency Securities — 13.7%
	Federal Farm Credit Bank,
20,000	3.63%, 07/15/11	20,060
24,000	3.88%, 06/04/12	24,064
9,745	4.00%, 05/21/13	9,753
20,000	4.50%, 10/17/12	20,491
40,000	5.38%, 07/18/11	41,929
360	6.20%, 11/30/09	374
500	6.27%, 01/26/16	558
1,720	6.82%, 03/16/09	1,756
855	6.90%, 09/01/10	913
	Federal Home Loan Bank System,
250	5.49%, 12/22/08	252
8,000	5.61%, 02/11/09	8,099
5,000	5.75%, 05/15/12 (c)	5,335
675	6.20%, 06/02/09	691
1,000	6.50%, 11/13/09	1,040
100	7.03%, 07/14/09	103
690	7.38%, 02/12/10	732
1,406	New Valley Generation I, 7.30%, 03/15/19	1,635
3,953	New Valley Generation II, Series 2001, 5.57%, 05/01/20	4,151
	Total U.S. Government Agency Securities (Cost $141,290)	141,936
	U.S. Treasury Obligations — 61.2%
	U.S. Treasury Notes,
30,000	2.63%, 05/31/10 (c)	30,183
28,000	2.75%, 07/31/10 (c)	28,228
75,000	2.88%, 06/30/10 (c)	75,791
3,000	2.88%, 01/31/13 (c)	2,989
6,000	3.38%, 11/30/12 (c)	6,105
13,000	3.50%, 02/15/10 (c)	13,256
95,000	3.63%, 05/15/13 (c)	97,427
25,000	3.88%, 10/31/12 (c)	25,949
70,000	4.00%, 08/31/09 (c)	71,247
5,500	4.00%, 04/15/10 (c)	5,655
25,000	4.25%, 08/15/14	26,418
40,000	4.63%, 08/31/11	42,306
81,000	4.63%, 10/31/11 (c)	85,784
17,000	4.63%, 07/31/12 (c)	18,107
4,000	4.75%, 02/15/10	4,148
89,000	4.75%, 03/31/11 (c)	93,951
4,000	4.75%, 01/31/12	4,260
	Total U.S. Treasury Obligations (Cost $625,612)	631,804
	Total Long-Term Investments (Cost $766,902)	773,740

SHARES		SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 24.3%
		Investment Companies — 24.3%
—	(h)	JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (b)	—	(h)
251,220		JPMorgan Federal Money Market Fund, Institutional Class (b)	251,220
		Total Short-Term Investments (Cost $251,220)	251,220

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 18.7%
	Repurchase Agreements — 18.7%
18,462	Banc of America Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $18,466, collateralized by U.S. Government Agency Mortgages with a value of $18,831	18,462
35,000	Citigroup Global Markets, Inc., 2.14%, dated 08/29/08, due 09/02/08, repurchase price $35,008, collateralized by U.S. Government Agency Mortgages with a value of $35,700	35,000
30,000	Credit Suisse (USA) LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $30,007, collateralized by U.S. Government Agency Mortgages with a value of $30,600	30,000
15,000	Deutsche Bank Securities, Inc., 2.02%, dated 08/29/08, due 09/02/08, repurchase price $15,003, collateralized by U.S. Government Agency Mortgages with a value of $15,300	15,000
35,000	Merrill Lynch Mortgage Trust, 2.12%, dated 08/29/08, due 09/02/08, repurchase price $35,008, collateralized by U.S. Government Agency Mortgages with a value of $35,700	35,000
25,000	Morgan Stanley, 2.12%, dated 08/29/08, due 09/02/08, repurchase price $25,006, collateralized by U.S. Government Agency Mortgages with a value of $25,500	25,000
35,000	UBS Securities LLC, 2.13%, dated 08/29/08, due 09/02/08, repurchase price $35,008, collateralized by U.S. Government Agency Mortgages with a value of $36,750	35,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $193,462)	193,462
	Total Investments — 117.9% (Cost $1,211,584)	1,218,422
	Liabilities in Excess of Other Assets — (17.9)%	(185,082)
	NET ASSETS — 100.0%	$1,033,340

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 87.3%
		Asset-Backed Securities — 11.6%
5,555		Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 4.46%, 01/25/34	3,663
1,741		ACE Securities Corp., Series 2001-HE1, Class M1, VAR, 3.97%, 11/20/31 (f)	1,393
48		American Residential Home Equity Loan Trust, Series 1998-1, Class M1, VAR, 3.15%, 05/25/29	47
5,271		Ameriquest Mortgage Securities, Inc., Series 2003-7, Class M1, VAR, 3.32%, 08/25/33 (i)	4,366
		Amortizing Residential Collateral Trust,
127		Series 2002-BC4, Class A, VAR, 2.76%, 07/25/32	102
3,706		Series 2002-BC6, Class M1, VAR, 3.60%, 08/25/32 (i)	2,606
8,109		Series 2002-BC9, Class M1, VAR, 4.12%, 12/25/32 (f) (i)	5,676
		Amresco Residential Securities Mortgage Loan Trust,
103		Series 1997-1, Class M1A, VAR, 2.98%, 03/25/27	102
697		Series 1997-2, Class M1A, VAR, 3.03%, 06/25/27	600
2,890		Series 1998-1, Class M1A, VAR, 3.12%, 01/25/28 (i)	2,764
2,949		Series 1998-3, Class M1A, VAR, 3.10%, 09/25/28 (i)	2,392
4,990		Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M2, VAR, 4.22%, 12/15/33 (f) (i)	3,493
		Bear Stearns Asset Backed Securities Trust,
6,717		Series 2003-SD1, Class A, VAR, 2.92%, 12/25/33	5,079
9,348		Series 2005-CL1, Class M1, VAR, 3.10%, 09/25/34 (i)	4,539
4,000		Series 2005-HE1, Class M2, VAR, 3.30%, 01/25/35 (f) (i)	2,000
784		Centex Home Equity, Series 2002-A, Class MV1, VAR, 3.32%, 01/25/32 (i)	590
		Countrywide Asset-Backed Certificates,
355		Series 2002-1, Class A, VAR, 3.03%, 08/25/32	315
—	(h)	Series 2002-3, Class M1, VAR, 3.60%, 03/25/32	—	(h)
370		Series 2002-BC1, Class A, VAR, 3.13%, 04/25/32	325
474		Series 2002-BC2, Class A, VAR, 3.01%, 04/25/32	415
85		Series 2003-BC2, Class 2A1, VAR, 3.07%, 06/25/33	66
4,252		Series 2003-BC5, Class M1, VAR, 3.52%, 09/25/33	3,284
1,036		Series 2004-2, Class M4, VAR, 3.47%, 03/25/34 (i)	751
1,754		Series 2004-S1, Class M2, SUB, 5.08%, 02/25/35 (i)	1,069
		Countrywide Home Equity Loan Trust,
4,605		Series 2004-A, Class A, VAR, 2.69%, 04/15/30 (i)	2,305
2,645		Series 2005-E, Class 2A, VAR, 2.69%, 11/15/35 (i)	1,360
11,237		Series 2005-M, Class A1, VAR, 2.71%, 02/15/36 (i)	6,106
7,000		Series 2006-A, Class M2, VAR, 2.89%, 04/15/32 (i)	397
2,651		Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB2, Class M1, VAR, 2.99%, 07/25/33	2,083
		First Franklin Mortgage Loan Asset Backed Certificates,
592		Series 2002-FF1, Class M1, VAR, 3.52%, 04/25/32	307
2,320		Series 2002-FF4, Class M1, VAR, 4.05%, 02/25/33 (i)	1,101
1,275		Series 2003-FFH1, Class M2, VAR, 5.10%, 09/25/33 (i)	338
3,800		Series 2004-FF8, Class M4, VAR, 3.54%, 10/25/34 (f) (i)	1,900
5,000		Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 2.96%, 07/25/35 (i)	2,994
1,311		Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 2.65%, 09/15/30 (i)	1,062
19,053		GSAMP Trust, Series 2006-S6, Class A3, VAR, 2.70%, 10/25/36 (f) (i)	1,905
854		Irwin Home Equity Corp, Series 2004-1, Class 1A1, VAR, 2.79%, 12/25/24 (i)	627
280		Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.00%, 05/25/28	279
5,000		Long Beach Mortgage Loan Trust, Series 2006-6, Class M2, VAR, 2.77%, 07/25/36 (f) (i)	200
		Morgan Stanley ABS Capital I,
4,864		Series 2003-NC6, Class M1, VAR, 3.67%, 06/25/33 (f) (i)	3,405
7,500		Series 2005-WMC4, Class M5, VAR, 3.12%, 04/25/35 (i)	3,633
557		New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 2.87%, 11/25/33	461
3,038		Option One Mortgage Loan Trust, Series 2002-4, Class M1, VAR, 3.37%, 07/25/32	2,638

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   127

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
919	Residential Asset Mortgage Products, Inc., Series 2003-RS2, Class AII, VAR, 3.15%, 03/25/33 (i)	487
	Residential Asset Securities Corp.,
1,210	Series 2003-KS4, Class MI2, SUB, 5.01%, 06/25/33	768
2,074	Series 2005-EMX4, Class A2, VAR, 2.73%, 11/25/35	1,775
	Residential Funding Mortgage Securities II, Inc.,
2,252	Series 2001-HI2, Class AI7, SUB, 6.94%, 04/25/26	1,869
1,927	Series 2001-HI4, Class A7, SUB, 6.74%, 10/25/26 (f) (i)	1,330
590	Series 2003-HS1, Class AII, VAR, 2.76%, 12/25/32 (i)	434
234	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 3.17%, 04/25/33	198
349	Structured Asset Securities Corp., Series 2002-HF1, Class A, VAR, 2.76%, 01/25/33	295
625	Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A, VAR, 2.84%, 09/27/32 (f)	431
	Total Asset-Backed Securities (Cost $158,750)	86,325
	Collateralized Mortgage Obligations — 54.8%
	Agency CMO — 25.4%
2,426	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 1, Class S, IF, IO, 6.46%, 10/25/22	291
	Federal Home Loan Mortgage Corp. REMICS,
74	Series 1071, Class F, VAR, 3.45%, 04/15/21	74
83	Series 1343, Class LA, 8.00%, 08/15/22	90
71	Series 1370, Class JA, VAR, 3.65%, 09/15/22	71
67	Series 1379, Class W, VAR, 3.56%, 10/15/22	65
12	Series 1508, Class KA, VAR, 3.43%, 05/15/23	11
32	Series 1604, Class MB, IF, 10.29%, 11/15/08	32
88	Series 1607, Class SA, IF, 14.67%, 10/15/13	97
97	Series 1625, Class SC, IF, 10.55%, 12/15/08	97
3,557	Series 1650, Class K, 6.50%, 01/15/24	3,721
1,140	Series 1689, Class M, PO, 03/15/24	915
479	Series 1771, Class PK, 8.00%, 02/15/25	519
875	Series 1974, Class ZA, 7.00%, 07/15/27	930
153	Series 1981, Class Z, 6.00%, 05/15/27	157
15	Series 2006, Class I, IO, 8.00%, 10/15/12	1
642	Series 2033, Class PR, PO, 03/15/24	522
690	Series 2057, Class PE, 6.75%, 05/15/28	719
6,181	Series 2162, Class TH, 6.00%, 06/15/29	6,302
84	Series 2261, Class ZY, 7.50%, 10/15/30	86
65	Series 2289, Class NA, VAR, 11.96%, 05/15/20	73
361	Series 2338, Class FN, VAR, 2.97%, 08/15/28	358
553	Series 2345, Class PQ, 6.50%, 08/15/16	580
620	Series 2416, Class SA, IF, 10.84%, 02/15/32	633
412	Series 2416, Class SH, IF, 11.07%, 02/17/32	407
184	Series 2477, Class FZ, VAR, 3.02%, 06/15/31	183
610	Series 2517, Class FE, VAR, 2.97%, 10/15/09	607
17,239	Series 2594, Class OF, VAR, 2.92%, 06/15/32 (m)	17,026
13,800	Series 2628, Class IP, IO, 4.50%, 10/15/16	605
10,957	Series 2649, Class FK, VAR, 3.02%, 07/15/33	10,350
4,214	Series 2661, Class FG, VAR, 2.92%, 03/15/17	4,160
3,079	Series 2666, Class OI, IO, 5.50%, 12/15/18	127
3,646	Series 2927, Class GA, 5.50%, 10/15/34	3,701
3,664	Series 3085, Class VS, IF, 18.85%, 12/15/35	4,281
5,000	Series 3114, Class KB, 5.00%, 09/15/27	5,033
8,756	Series 3300, Class FA, VAR, 2.77%, 08/15/35	8,473
9,004	Series 3319, Class FP, VAR, 2.87%, 10/15/36	8,666
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
3,424	Series T-51, Class 1A, VAR, 6.50%, 09/25/43	3,499
201	Series T-51, Class 1APO, PO, 09/25/42	160
1,410	Series T-54, Class 2A, 6.50%, 02/25/43	1,446
2,811	Series T-54, Class 4A, VAR, 5.78%, 02/25/43	2,754
	Federal National Mortgage Association Grantor Trust,
1,583	Series 2001-T8, Class A1, 7.50%, 07/25/41	1,681
3,736	Series 2002-T6, Class A4, VAR, 5.83%, 03/25/41	3,733
2,462	Series 2004-T1, Class 1A2, 6.50%, 01/25/44	2,582
	Federal National Mortgage Association Interest STRIPS,
6,781	Series 343, Class 23, IO, 4.00%, 10/01/18	914
10,423	Series 343, Class 27, IO, 4.50%, 01/01/19	1,513
	Federal National Mortgage Association REMICS,
94	Series 1988-15, Class B, VAR, 3.05%, 06/25/18	93
8	Series 1989-77, Class J, 8.75%, 11/25/19	9
3	Series 1989-89, Class H, 9.00%, 11/25/19	3
241	Series 1990-64, Class Z, 10.00%, 06/25/20	270
572	Series 1990-145, Class A, VAR, 4.58%, 12/25/20 (m)	564
262	Series 1991-142, Class PL, 8.00%, 10/25/21	284
379	Series 1991-156, Class F, VAR, 3.80%, 11/25/21	374

SEE NOTES TO FINANCIAL STATEMENTS.

128   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1	Series 1992-91, Class SQ, IF, HB, 7,008.48%, 05/25/22	115
798	Series 1992-112, Class GB, 7.00%, 07/25/22	841
12	Series 1992-154, Class SA, IF, IO, 5.40%, 08/25/22	2
308	Series 1992-200, Class FK, VAR, 4.13%, 11/25/22	301
339	Series 1993-27, Class S, IF, 6.00%, 02/25/23	317
666	Series 1993-110, Class H, 6.50%, 05/25/23	697
82	Series 1993-119, Class H, 6.50%, 07/25/23	86
659	Series 1993-146, Class E, PO, 05/25/23	544
306	Series 1993-165, Class FH, VAR, 3.65%, 09/25/23	308
1,498	Series 1993-179, Class FM, VAR, 4.08%, 10/25/23	1,463
1	Series 1993-186, Class F, VAR, 3.63%, 09/25/08	1
4	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	4
627	Series 1994-62, Class PH, 6.90%, 11/25/23	633
2	Series 1994-89, Class FA, VAR, 2.95%, 03/25/09	2
715	Series 1997-46, Class PT, 7.00%, 07/18/12	736
166	Series 1997-74, Class E, 7.50%, 10/20/27	176
3,272	Series 2001-9, Class F, VAR, 2.72%, 02/17/31	3,234
1,214	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	274
1,115	Series 2002-18, Class PC, 5.50%, 04/25/17	1,140
2,217	Series 2002-27, Class FW, VAR, 2.97%, 05/25/09	2,211
5,671	Series 2002-77, Class FY, VAR, 2.87%, 12/25/17	5,600
436	Series 2002-79, Class PO, PO, 04/25/09	427
3,339	Series 2002-92, Class FB, VAR, 3.12%, 04/25/30	3,302
9,243	Series 2003-17, Class FN, VAR, 2.77%, 03/25/18	9,081
424	Series 2003-21, Class FK, VAR, 2.87%, 03/25/33	418
934	Series 2003-27, Class DJ, 4.00%, 04/25/17	925
13,284	Series 2003-34, Class BS, IF, IO, 5.18%, 05/25/22	1,156
3,227	Series 2003-60, Class SA, IF, IO, 5.18%, 07/25/21	255
6,118	Series 2003-60, Class SB, IF, IO, 5.18%, 07/25/21	484
2,244	Series 2003-72, Class JF, VAR, 2.87%, 08/25/33	2,062
7,048	Series 2003-87, Class HF, VAR, 2.87%, 03/25/16 (m)	7,033
5,073	Series 2004-17, Class BF, VAR, 2.82%, 01/25/34	4,939
2,385	Series 2004-32, Class AB, 4.00%, 10/25/17	2,355
6,960	Series 2004-54, Class FL, VAR, 2.87%, 07/25/34	6,824
244	Series G92-44, Class ZQ, 8.00%, 07/25/22	261
3,498	Series G94-9, Class PJ, 6.50%, 08/17/24	3,664
	Federal National Mortgage Association Whole Loan,
852	Series 2003-W1, Class 2A, 7.50%, 12/25/42	887
4,779	Series 2003-W15, Class 3A, VAR, 5.80%, 12/25/42	4,617
4,928	Series 2003-W4, Class 5A, VAR, 5.97%, 10/25/42	5,028
1,563	Series 2004-W2, Class 1A3F, VAR, 2.82%, 02/25/44	1,546
2,639	Series 2004-W2, Class 4A, VAR, 5.96%, 02/25/44	2,706
4,162	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	3,891
	Government National Mortgage Association,
2,069	Series 1999-27, Class ZA, 7.50%, 04/17/29	2,219
60	Series 2000-35, Class F, VAR, 3.02%, 12/16/25	60
1,442	Series 2002-31, Class FC, VAR, 2.72%, 09/26/21	1,422
7,170	Series 2003-21, Class PI, IO, 5.50%, 06/20/32	1,004
51,060	Series 2003-59, Class XA, IO, VAR, 1.98%, 06/16/34	3,693
		188,786
	Non-Agency CMO — 29.4%
7,470	Banc of America Funding Corp., Series 2005-E, Class 5A1, VAR, 4.96%, 05/20/35	4,970
	Banc of America Mortgage Securities, Inc.,
188	Series 2003-5, Class 2A8, VAR, 2.92%, 07/25/18	175
6,196	Series 2005-A, Class 3A1, VAR, 5.04%, 02/25/35	5,674
1,865	Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class M1, VAR, 3.14%, 11/25/34	1,319
1,005	Bear Stearns Mortgage Funding Trust, Series 2006-SL3, Class M1, VAR, 2.81%, 10/25/36 (f)	—
4,383	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.25%, 10/25/33	4,342

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   129

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
2,525	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, VAR, 2.87%, 08/25/18	2,353
297	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 6.29%, 11/25/18	287
75	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	75
3,986	Countrywide Alternative Loan Trust, Series 2004-33, Class 3A3, VAR, 4.72%, 12/25/34	2,999
	Countrywide Home Loan Mortgage Pass-Through Trust,
2,498	Series 2003-21, Class A1, VAR, 4.81%, 05/25/33	2,379
10,000	Series 2003-49, Class A4, VAR, 4.28%, 12/19/33	9,521
904	Series 2004-HYB8, Class 1A1, VAR, 2.82%, 01/20/35	688
1,339	Series 2005-1, Class 1A2, VAR, 2.82%, 03/25/35	544
	CS First Boston Mortgage Securities Corp.,
106	Series 2002-AR2, Class 1B2, VAR, 5.72%, 02/25/32 (i)	39
5,647	Series 2003-AR24, Class 2A4, VAR, 4.48%, 10/25/33	5,387
1,392	Series 2004-5, Class 1A8, 6.00%, 09/25/34	1,390
	First Horizon Alternative Mortgage Securities,
1,300	Series 2005-AA7, Class 1A2, VAR, 4.91%, 09/25/35 (i)	411
3,622	Series 2005-FA10, Class 2A1, 5.25%, 12/25/20	3,493
3,474	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 4.91%, 02/25/35	3,294
	First Republic Mortgage Loan Trust,
276	Series 2000-FRB1, Class B1, VAR, 2.97%, 06/25/30	260
1,380	Series 2000-FRB2, Class A1, VAR, 2.72%, 11/15/30	1,333
8,616	GSAA Home Equity Trust, Series 2004-CW1, Class 1A1, 5.50%, 04/01/34	6,785
10,013	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.50%, 09/25/34	9,113
	Impac CMB Trust,
5,245	Series 2004-3, Class 3A, VAR, 2.79%, 03/25/34	4,787
1,276	Series 2004-6, Class 1A2, VAR, 3.25%, 10/25/34	992
4,914	Series 2005-5, Class A1, VAR, 2.79%, 08/25/35	2,849
7,772	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 5.72%, 03/25/37 (f)	5,829
1,712	JPMorgan Mortgage Trust, Series 2003-A1, Class 1A1, VAR, 4.34%, 10/25/33 (b)	1,575
	MASTR Adjustable Rate Mortgages Trust,
13,622	Series 2003-5, Class 5A1, VAR, 4.17%, 10/25/33	13,040
8	Series 2004-2, Class 3A1, VAR, 2.86%, 03/25/34	6
766	Series 2004-7, Class 6A1, VAR, 2.91%, 08/25/34	540
4,199	Series 2004-13, Class 2A1, VAR, 3.89%, 04/21/34	3,900
4,500	Series 2004-13, Class 3A7B, VAR, 3.24%, 11/21/34	4,127
1,824	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 2.87%, 02/25/33	1,665
	Mellon Residential Funding Corp,
2,663	Series 2001-TBC1, Class B1, VAR, 3.35%, 11/15/31	2,486
583	Series 2002-TBC1, Class B1, VAR, 3.47%, 09/15/30	554
291	Series 2002-TBC1, Class B2, VAR, 3.87%, 09/15/30	271
1,376	Series 2002-TBC2, Class B1, VAR, 3.32%, 08/15/32	1,304
541	Merrill Lynch Trust, Series 47, Class Z, 8.99%, 10/20/20	587
	MLCC Mortgage Investors, Inc.,
3,040	Series 2004-1, Class 2A3, VAR, 4.71%, 12/25/34	2,693
3,222	Series 2004-D, Class A1, VAR, 2.80%, 08/25/29	3,049
	Morgan Stanley Dean Witter Capital I,
1,485	Series 2003-HYB1, Class A4, VAR, 4.79%, 03/25/33	1,449
1,098	Series 2003-HYB1, Class B1, VAR, 4.25%, 03/25/33	911
	Morgan Stanley Mortgage Loan Trust,
2,006	Series 2004-5AR, Class 3A3, VAR, 4.36%, 07/25/34	1,768
6,500	Series 2004-5AR, Class 3A5, VAR, 4.36%, 07/25/34	5,775
3,978	Series 2004-11AR, Class 1A2A, VAR, 2.78%, 01/25/35	3,157
	Nomura Asset Acceptance Corp.,
1,180	Series 2003-A3, Class A1, SUB, 5.00%, 08/25/33	1,056
324	Series 2004-AR1, Class 5A1, VAR, 2.85%, 08/25/34	275
5,986	Series 2004-R1, Class A1, 6.50%, 03/25/34 (e)	6,036

SEE NOTES TO FINANCIAL STATEMENTS.

130   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
4,152	Series 2004-R3, Class AF, VAR, 2.92%, 02/25/35 (e)	3,695
395	Series 2005-AR1, Class 2A1, VAR, 2.75%, 02/25/35	292
3,318	Prime Mortgage Trust, Series 2005-3, Class A1, 4.75%, 08/25/20	3,136
	Residential Accredit Loans, Inc.,
4,228	Series 2004-QS3, Class CB, 5.00%, 03/25/19	3,895
2,381	Series 2004-QS6, Class A1, 5.00%, 05/25/19	2,242
	Residential Funding Mortgage Securities I,
4,500	Series 2005-SA2, Class 2A2, VAR, 4.94%, 06/25/35	4,215
7,035	Series 2006-SA4, Class 2A1, VAR, 6.13%, 11/25/36	5,627
15	Salomon Brothers Mortgage Securities VII, Inc., Series 2000-UP1, Class A2, 8.00%, 09/25/30	15
38	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.25%, 12/25/23	38
	Sequoia Mortgage Trust,
330	Series 11, Class A, VAR, 3.37%, 12/20/32	312
822	Series 2003-3, Class A2, VAR, 3.54%, 07/20/33	758
	Structured Asset Mortgage Investments, Inc.,
2,659	Series 2002-AR2, Class A3, VAR, 2.97%, 07/19/32	2,442
533	Series 2004-AR1, Class 1A1, VAR, 2.82%, 03/19/34	516
	Structured Asset Securities Corp.,
4,163	Series 2003-8, Class 2A9, VAR, 2.97%, 04/25/33	3,674
4,081	Series 2003-40A, Class 4A, VAR, 5.38%, 01/25/34	3,922
	WaMu Mortgage Pass-Through Certificates,
4,392	Series 2004-AR11, Class A, VAR, 4.55%, 10/25/34	4,108
8,084	Series 2004-AR14, Class A1, VAR, 4.26%, 01/25/35	7,428
10,293	Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	9,587
6,608	Series 2006-AR12, Class 1A4, VAR, 6.07%, 10/25/36	5,351
1,705	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS2, Class 2A1, 6.00%, 04/25/17	1,699
	Wells Fargo Mortgage Backed Securities Trust,
3,566	Series 2003-F, Class A1, VAR, 4.87%, 06/25/33	3,376
7,232	Series 2003-K, Class 1A2, VAR, 4.49%, 11/25/33	6,732
900	Series 2004-BB, Class A4, VAR, 4.56%, 01/25/35	860
4,898	Series 2004-EE, Class 3A1, VAR, 4.09%, 12/25/34	4,556
2,767	Series 2004-H, Class A2, VAR, 4.53%, 06/25/34	2,674
		218,662
	Total Collateralized Mortgage Obligations (Cost $439,960)	407,448
	Commercial Mortgage-Backed Securities — 2.8%
	Bayview Commercial Asset Trust,
6,041	Series 2004-1, Class A, VAR, 2.83%, 04/25/34 (e)	5,367
1,567	Series 2004-3, Class A2, VAR, 2.89%, 01/25/35 (e)	1,374
5,679	Series 2005-2A, Class A2, VAR, 2.82%, 08/25/35 (e)	4,969
1,136	Series 2005-2A, Class M1, VAR, 2.90%, 08/25/35 (e)	835
3,272	Series 2007-3, Class A2, VAR, 2.76%, 07/25/37 (e)	2,504
2,739	Series 2007-2A, Class A2, VAR, 2.79%, 07/25/37 (e)	2,184
1,370	Series 2007-2A, Class M4, VAR, 3.12%, 07/25/37 (e)	729
2,146	Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class E, VAR, 2.91%, 09/15/19 (e)	2,100
1,024	FFCA Secured Lending Corp., Series 1999-1A, Class B2, VAR, 3.47%, 09/18/25 (e)	1,001
	Total Commercial Mortgage-Backed Securities (Cost $24,974)	21,063
	Corporate Bonds — 0.7%
	Capital Markets — 0.7%
6,355	Lehman Brothers Holdings, Inc., VAR, 5.98%, 02/17/15 (i)	5,049
	Consumer Finance — 0.0% (g)
350	SLM Corp., VAR, 6.30%, 01/31/14	241
	Total Corporate Bonds (Cost $6,672)	5,290
	Mortgage Pass-Through Securities — 17.4%
	Federal Home Loan Mortgage Corp.,
36	ARM, 4.17%, 02/01/19	36
1,061	ARM, 4.36%, 02/01/35	1,062
6	ARM, 4.50%, 01/01/20	6
27	ARM, 4.52%, 07/01/30	27
7,755	ARM, 4.54%, 06/01/30	7,791

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   131

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
—	(h)	ARM, 5.16%, 02/01/19	—	(h)
23		ARM, 5.16%, 11/01/28	24
139		ARM, 5.17%, 08/01/18	139
56		ARM, 5.25%, 06/01/18	56
65		ARM, 5.37%, 03/01/18	65
1,678		ARM, 5.47%, 01/01/23	1,708
558		ARM, 5.56%, 08/01/27	564
145		ARM, 5.72%, 04/01/24	147
1,159		ARM, 5.74%, 07/01/30 (m)	1,175
559		ARM, 5.80%, 12/01/27 (m)	563
502		ARM, 5.83%, 12/01/26	509
168		ARM, 5.86%, 01/01/21	169
2,728		ARM, 5.88%, 04/01/32	2,763
134		ARM, 5.93%, 04/01/30	136
331		ARM, 6.00%, 07/01/19	335
54		ARM, 6.00%, 08/01/19	55
106		ARM, 6.02%, 11/01/18	109
90		ARM, 6.06%, 06/01/22	91
24		ARM, 6.10%, 12/01/21	24
247		ARM, 6.11%, 01/01/27	249
275		ARM, 6.29%, 07/01/28	276
33		ARM, 6.31%, 12/01/29	33
1,076		ARM, 6.32%, 01/01/23 (m)	1,094
43		ARM, 6.37%, 06/01/25	43
336		ARM, 6.41%, 01/01/30	343
305		ARM, 6.46%, 02/01/23	309
139		ARM, 6.53%, 05/01/18	141
218		ARM, 6.59%, 12/01/26	220
18		ARM, 6.88%, 06/01/26 (m)	18
90		ARM, 7.19%, 10/01/29	90
47		ARM, 7.28%, 11/01/27	48
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
2,946		5.50%, 09/01/12 – 10/01/12	3,001
762		6.00%, 08/01/14 – 04/01/17 (m)	780
2,841		6.50%, 09/01/10 – 10/01/16 (m)	2,943
71		7.00%, 04/01/09 – 08/01/11 (m)	72
43		7.50%, 08/01/09 – 05/01/28	45
178		8.00%, 12/01/09 – 09/01/16	186
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
1,717		7.00%, 09/01/29	1,832
116		8.50%, 07/01/28	128
46		9.00%, 02/01/25	52
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
216		6.00%, 11/01/08 (m)	218
112		8.00%, 06/01/17	122
		Federal National Mortgage Association,
842		ARM, 4.17%, 11/01/27 – 08/01/41	841
303		ARM, 4.18%, 03/01/18 (f)	303
236		ARM, 4.19%, 09/01/27	235
884		ARM, 4.28%, 01/01/38	883
188		ARM, 4.38%, 08/01/30	187
5,311		ARM, 4.42%, 04/01/33	5,362
41		ARM, 4.52%, 04/01/19	41
193		ARM, 4.53%, 07/01/17	192
7,917		ARM, 4.58%, 05/01/36	7,895
53		ARM, 4.75%, 06/01/17	53
917		ARM, 4.95%, 02/01/34	922
1,839		ARM, 4.95%, 05/01/35	1,841
73		ARM, 5.02%, 06/01/29	73
17		ARM, 5.04%, 07/01/30	17
169		ARM, 5.04%, 09/01/14	172
151		ARM, 5.06%, 10/01/14	152
72		ARM, 5.08%, 10/01/16	71
61		ARM, 5.10%, 06/01/20	61
9		ARM, 5.13%, 10/01/15	9
139		ARM, 5.13%, 05/01/18	144
5		ARM, 5.15%, 06/01/15	5
290		ARM, 5.18%, 01/01/29	294
32		ARM, 5.20%, 06/01/18	33
112		ARM, 5.20%, 07/01/30	114
128		ARM, 5.22%, 06/01/26	131
23		ARM, 5.25%, 03/01/17	24
404		ARM, 5.25%, 07/01/20 (m)	409
230		ARM, 5.36%, 07/01/27	230
36		ARM, 5.38%, 09/01/17	35
166		ARM, 5.39%, 04/01/21	167
182		ARM, 5.55%, 12/01/20	183
27		ARM, 5.58%, 11/01/16	28
444		ARM, 5.61%, 03/01/15	435
75		ARM, 5.65%, 03/01/38	76
2,409		ARM, 5.67%, 08/01/15 (m)	2,409
73		ARM, 5.72%, 05/01/20	74
808		ARM, 5.72%, 11/01/18	813
13		ARM, 5.75%, 07/01/27	13
28		ARM, 5.75%, 05/01/29	28
30		ARM, 5.83%, 04/01/24	30

SEE NOTES TO FINANCIAL STATEMENTS.

132   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
10		ARM, 5.87%, 01/01/16	10
2		ARM, 5.93%, 05/01/09	2
818		ARM, 5.93%, 08/01/26	829
2,381		ARM, 5.94%, 05/01/33	2,411
258		ARM, 5.96%, 01/01/31 (m)	260
229		ARM, 6.00%, 12/01/18 – 01/01/20	234
267		ARM, 6.01%, 08/01/19	268
628		ARM, 6.04%, 09/01/19	630
1,073		ARM, 6.04%, 09/01/33	1,086
236		ARM, 6.05%, 05/01/31	240
20		ARM, 6.11%, 07/01/25	20
1,728		ARM, 6.17%, 01/01/25	1,763
303		ARM, 6.22%, 12/01/28	307
38		ARM, 6.22%, 11/01/29	39
3		ARM, 6.30%, 06/01/09	4
146		ARM, 6.41%, 08/01/19	147
112		ARM, 6.46%, 11/01/23	114
201		ARM, 6.47%, 11/01/30	207
258		ARM, 6.75%, 03/01/29	260
25		ARM, 6.80%, 11/01/21	25
41		ARM, 7.10%, 12/01/26	41
58		ARM, 7.78%, 05/01/30	60
		Federal National Mortgage Association, 15 Year, Single Family,
5,176		4.50%, 03/01/19	5,103
5,180		5.50%, 11/01/16 – 10/01/18	5,275
3,063		6.00%, 08/01/14 – 09/01/17	3,152
626		7.00%, 12/01/10 – 03/01/16 (m)	656
644		8.00%, 09/01/12 – 10/01/16	677
39		8.50%, 11/01/14	40
		Federal National Mortgage Association, 30 Year, Single Family,
8,406		7.00%, 03/01/27 – 03/01/35	9,068
125		7.25%, 09/01/22	133
408		7.50%, 08/01/10 – 10/01/30	433
73		8.00%, 11/01/27	80
170		8.50%, 08/01/17 – 10/01/24	182
79		9.00%, 08/01/21 – 08/01/25	87
		Federal National Mortgage Association, Other,
—	(h)	4.50%, 01/01/13	—	(h)
1,992		5.50%, 01/01/12 – 11/01/12	2,028
4,242		6.00%, 07/01/09 – 03/01/22 (m)	4,340
490		6.50%, 04/01/16 – 08/01/16	506
2,794		7.00%, 05/01/14 – 03/01/22 (m)	2,954
87		12.00%, 11/01/30	102
		Government National Mortgage Association II,
14		ARM, 4.75%, 01/20/32	14
19		ARM, 5.00%, 03/20/33	19
6,127		ARM, 5.13%, 12/20/16 – 12/20/29	6,180
718		ARM, 5.25%, 02/20/28 – 03/20/28	719
13,483		ARM, 5.38%, 01/20/16 – 05/20/29	13,581
2,312		ARM, 5.50%, 01/20/16 – 04/20/32	2,339
5,809		ARM, 5.63%, 07/20/15 – 09/20/27 (m)	5,846
137		ARM, 6.13%, 08/20/18 – 07/20/33	139
		Government National Mortgage Association II, 30 Year, Single Family,
168		7.25%, 08/20/22 – 11/20/22	178
203		7.40%, 10/20/21 – 03/20/22	217
37		7.50%, 10/20/23	39
39		7.85%, 12/20/21	43
164		8.00%, 07/20/25 – 08/20/26	179
		Government National Mortgage Association, 30 Year, Single Family,
131		7.00%, 06/15/24	140
62		8.00%, 10/15/27	67
71		9.00%, 11/15/24	77
564		9.50%, 07/15/25	625
		Total Mortgage Pass-Through Securities (Cost $128,296)	128,957
		Total Long-Term Investments (Cost $758,652)	649,083

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 12.3%
	Investment Company — 12.3%
91,679	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $91,679)	91,679
	Total Investments — 99.6% (Cost $850,331)	740,762
	Other Assets in Excess of Liabilities — 0.4%	3,087
	NET ASSETS — 100.0%	$743,849

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   133

JPMorgan Ultra Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands)

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 08/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(150)	U.S. Treasury Note	December, 2008	$(17,325)	$(214)

SEE NOTES TO FINANCIAL STATEMENTS.

134   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

JPMorgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited)

(a)—	Non-income producing security.

(b)—	Money market fund registered under the Investment Act of 1940, as amended, and advised by J.P. Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

Fund	Value	Percentage
Core Bond Fund	$368	—%(g)
Core Plus Bond Fund	1,474	0.1
High Yield Bond Fund	15,492	0.6
Ultra Short Duration Bond Fund	27,865	3.8

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(i)—	Security has been deemed illiquid pursuant to procedures established by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(r)—	Rates shown are per annum and payments are as described.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2008

(y)—	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

ABS—	Asset-Backed Security

ARM—	Adjustable Rate Mortgage

ARS—	Argentine Peso

BRL—	Brazilian Real

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

EGP—	Egyptian Pound

ESOP—	Employee Stock Ownership Program

FHA—	Federal Housing Administration

GMAC—	General Motors Acceptance Corp.

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2008. The rate may be subject to a cap and a floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest may be reduced considerably.

MXN—	Mexican Peso

PEN—	Peruvian Sol

PIK—	Payment-In-Kind

PO—	Principal Only represents the right to receive the principal portion on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   135

JPMorgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2008.

TRAINS—	Targeted Return Index.

TRY—	New Turkish Lira

UYU—	Uruguayan Peso

VA—	Veterans Administration

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2008.

SEE NOTES TO FINANCIAL STATEMENTS.

136   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   137

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
ASSETS:
Investments in non-affiliates, at value	$4,658,538	$941,475	$952,295	$2,180,115
Investments in affiliates, at value	272,580	3,666	46,582	153,612
Repurchase agreements, at value	52,933	40,541	41,574	185,806
Total investment securities, at value	4,984,051	985,682	1,040,451	2,519,533
Cash	1,033	37	4	278
Foreign currency, at value	—	6	—	—
Receivables:
Investment securities sold	1,447	1,315	213	33
Fund shares sold	29,659	553	4,643	5,984
Interest and dividends	27,990	9,810	4,352	44,796
Unrealized appreciation on unfunded commitments	—	—	—	19
Total Assets	5,044,180	997,403	1,049,663	2,570,643

LIABILITIES:
Payables:
Dividends	7,877	4,169	2,828	12,683
Investment securities purchased	31,105	1,004	—	8,371
Collateral for securities lending program	151,287	40,541	41,574	228,278
Fund shares redeemed	8,854	934	590	872
Variation margin on futures contracts	—	6	—	—
Unrealized depreciation on unfunded commitments	—	119	—	416
Outstanding swap contracts, at value	—	139	—	—
Accrued liabilities:
Investment advisory fees	1,004	243	252	1,241
Administration fees	301	60	68	198
Shareholder servicing fees	591	176	39	509
Distribution fees	353	19	142	48
Custodian and accounting fees	72	—	16	18
Trustees’ and Chief Compliance Officer’s fees	32	2	6	3
Other	561	94	90	179
Total Liabilities	202,037	47,506	45,605	252,816
Net Assets	$4,842,143	$949,897	$1,004,058	$2,317,827

SEE NOTES TO FINANCIAL STATEMENTS.

138   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
NET ASSETS:
Paid in capital	$4,941,483	$973,366	$975,504	$2,518,988
Accumulated undistributed (distributions in excess of) net investment income	123	(88)	(33)	(616)
Accumulated net realized gains (losses)	(54,405)	(1,468)	(5,162)	(8,948)
Net unrealized appreciation (depreciation)	(45,058)	(21,913)	33,749	(191,597)
Total Net Assets	$4,842,143	$949,897	$1,004,058	$2,317,827

Net Assets:
Class A	$872,849	$43,347	$285,389	$74,616
Class B	77,174	4,660	41,266	23,106
Class C	191,776	10,808	91,533	28,208
Class R5	204,785	—	—	37,131
Select Class	2,753,199	876,612	585,870	2,055,121
Ultra	742,360	14,470	—	99,645
Total	$4,842,143	$949,897	$1,004,058	$2,317,827

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	82,089	5,767	27,786	10,092
Class B	7,264	617	4,021	3,120
Class C	17,949	1,432	8,934	3,810
Class R5	19,287	—	—	5,006
Select Class	259,116	116,688	57,078	277,316
Ultra	69,851	1,926	—	13,449

Net Asset Value:
Class A — Redemption price per share	$10.63	$7.52	$10.27	$7.39
Class B — Offering price per share (a)	10.62	7.55	10.26	7.41
Class C — Offering price per share (a)	10.68	7.55	10.24	7.40
Class R5 — Offering and redemption price per share	10.62	—	—	7.42
Select Class — Offering and redemption price per share	10.63	7.51	10.26	7.41
Ultra — Offering and redemption price per share	10.63	7.51	—	7.41
Class A maximum sales charge	3.75%	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.04	$7.81	$10.67	$7.68

Cost of investments in non-affiliates	$4,756,463	$1,003,665	$960,120	$2,557,121
Cost of investments in affiliates	272,646	3,668	46,582	153,612
Cost of foreign currency	—	5	—	—
Value of securities on loan	148,073	39,610	40,669	222,355

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   139

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2008 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$943,337	$986,050	$2,223,704	$773,740	$649,083
Investments in affiliates, at value	27,005	27,184	102,801	251,220	91,679
Repurchase agreements, at value	42,208	—	205,441	193,462	—
Total investment securities, at value	1,012,550	1,013,234	2,531,946	1,218,422	740,762
Cash	24	60	12,926	2,349	19
Deposits with broker for futures	—	—	—	—	1,000
Receivables:
Investment securities sold	4	218	191	—	2,150
Fund shares sold	2,037	481	6,590	1,866	509
Interest and dividends	7,284	4,478	15,136	7,268	2,652
Variation margin in futures contracts	—	—	—	—	28
Total Assets	1,021,899	1,018,471	2,566,789	1,229,905	747,120

LIABILITIES:
Payables:
Dividends	3,031	1,368	5,805	1,784	1,507
Investment securities purchased	569	4,173	38,060	—	—
Collateral for securities lending program	55,208	—	330,668	193,462	—
Fund shares redeemed	1,590	5	1,115	685	1,301
Accrued liabilities:
Investment advisory fees	228	128	337	268	99
Administration fees	25	50	150	61	13
Shareholder servicing fees	133	14	392	208	81
Distribution fees	74	4	32	20	90
Custodian and accounting fees	28	23	28	11	14
Trustees’ and Chief Compliance Officer’s fees	4	3	6	1	6
Other	121	71	94	65	160
Total Liabilities	61,011	5,839	376,687	196,565	3,271
Net Assets	$960,888	$1,012,632	$2,190,102	$1,033,340	$743,849

SEE NOTES TO FINANCIAL STATEMENTS.

140   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund
NET ASSETS:
Paid in capital	$998,264	$1,045,778	$2,205,419	$1,030,948	$911,773
Accumulated undistributed (distributions in excess of) net investment income	(81)	122	(14)	(181)	(2,194)
Accumulated net realized gains (losses)	(29,517)	(16,520)	(8,888)	(4,265)	(55,947)
Net unrealized appreciation (depreciation)	(7,778)	(16,748)	(6,415)	6,838	(109,783)
Total Net Assets	$960,888	$1,012,632	$2,190,102	$1,033,340	$743,849

Net Assets:
Class A	$107,623	$15,997	$68,327	$80,045	$69,673
Class B	45,218	—	8,695	4,976	12,092
Class C	35,362	—	19,215	—	102,736
Select Class	646,159	96,386	1,777,107	948,319	282,959
Ultra	126,526	900,249	316,758	—	276,389
Total	$960,888	$1,012,632	$2,190,102	$1,033,340	$743,849

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,398	1,522	6,447	8,047	8,000
Class B	4,439	—	814	501	1,399
Class C	3,471	—	1,801	—	11,906
Select Class	62,486	9,328	167,581	95,507	32,483
Ultra	12,232	87,123	29,869	—	31,728

Net Asset Value:
Class A — Redemption price per share	$10.35	$10.51	$10.60	$9.95	$8.71
Class B — Offering price per share (a)	10.19	—	10.69	9.93	8.64
Class C — Offering price per share (a)	10.19	—	10.67	—	8.63
Select Class — Offering and redemption price per share	10.34	10.33	10.60	9.93	8.71
Ultra — Offering and redemption price per share	10.34	10.33	10.60	—	8.71
Class A maximum sales charge	3.75%	3.75%	2.25%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.75	$10.92	$10.84	$10.18	$8.91

Cost of investments in non-affiliates	$993,321	$1,002,798	$2,435,596	$960,364	$758,652
Cost of investments in affiliates	27,007	27,184	102,765	251,220	91,679
Value of securities on loan	54,073	—	324,004	189,697	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   141

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2008 (Unaudited)

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$124,674	$30,250	$25,323	$85,527
Dividend income	—	—	—	74
Interest income from affiliates	259	103	—	—
Dividend income from affiliates (a)	3,199	169	685	1,742
Income from securities lending (net)	1,023	74	183	585
Total investment income	129,155	30,596	26,191	87,928

EXPENSES:
Investment advisory fees	6,990	1,497	1,473	6,742
Administration fees	2,372	508	500	1,056
Distribution fees:
Class A	1,039	61	318	93
Class B	293	22	159	93
Class C	649	33	279	109
Shareholder servicing fees:
Class A	1,039	61	318	93
Class B	98	7	53	31
Class C	216	11	93	36
Class R5	48	—	—	7
Select Class	3,289	1,148	764	2,288
Custodian and accounting fees	232	55	46	68
Interest expense	—	1	—	—
Professional fees	60	43	32	51
Trustees’ and Chief Compliance Officer’s fees	25	5	5	11
Printing and mailing costs	190	35	33	46
Registration and filing fees	89	28	30	28
Transfer agent fees	1,037	162	334	264
Other	46	14	12	19
Total expenses	17,712	3,691	4,449	11,035
Less amounts waived	(2,995)	(242)	(1,163)	(1,407)
Less earnings credits	(7)	(3)	(2)	(6)
Less reimbursement for legal matters	— (b)	— (b)	— (b)	— (b)
Net expenses	14,710	3,446	3,284	9,622
Net investment income (loss)	114,445	27,150	22,907	78,306

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(5,382)	1,845	689	(8,501)
Investments in affiliates	—	3	—	—
Futures	—	35	—	—
Foreign currency translations	—	11	—	—
Swaps	—	6	—	—
Net realized gain (loss)	(5,382)	1,900	689	(8,501)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(166,648)	(45,247)	(26,673)	(51,884)
Investments in affiliates	343	111	—	—
Futures	—	(14)	—	—
Foreign currency translations	—	4	—	—
Swaps	—	(139)	—	—
Unfunded commitments	—	16	—	12
Change in net unrealized appreciation (depreciation)	(166,305)	(45,269)	(26,673)	(51,872)
Net realized/unrealized gains (losses)	(171,687)	(43,369)	(25,984)	(60,373)
Change in net assets resulting from operations	$(57,242)	$(16,219)	$(3,077)	$17,933

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

142   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$26,799	$29,392	$41,355	$10,443	$21,632
Dividend income from affiliates (a)	270	570	1,447	2,342	1,163
Interest income from affiliates	87	—	44	— (a)	—
Income from securities lending (net)	164	—	1,434	335	—
Total investment income	27,320	29,962	44,280	13,120	22,795

EXPENSES:
Investment advisory fees	1,478	1,763	2,490	1,233	1,198
Administration fees	502	513	1,014	419	488
Distribution fees:
Class A	139	22	78	99	109
Class B	180	—	37	22	58
Class C	142	—	72	—	462
Shareholder servicing fees:
Class A	139	22	78	99	109
Class B	60	—	12	7	19
Class C	47	—	24	—	154
Select Class	829	121	1,984	921	394
Custodian and accounting fees	79	105	109	20	66
Interest expense	— (b)	—	—	—	—
Professional fees	45	40	40	41	29
Trustees’ and Chief Compliance Officer’s fees	8	5	11	4	8
Printing and mailing costs	30	10	24	9	43
Registration and filing fees	29	19	31	6	28
Transfer agent fees	194	15	99	20	164
Other	14	11	16	8	11
Total expenses	3,915	2,646	6,119	2,908	3,340
Less amounts waived	(676)	(1,280)	(843)	(935)	(969)
Less earnings credits	(2)	— (b)	(2)	— (b)	(3)
Less reimbursement for legal matters	— (b)	— (b)	— (b)	— (b)	— (b)
Net expenses	3,237	1,366	5,274	1,973	2,368
Net investment income (loss)	24,083	28,596	39,006	11,147	20,427

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,334)	(42)	(695)	1,669	(20,913)
Futures	—	—	—	—	(949)
Net realized gain (loss)	(6,334)	(42)	(695)	1,669	(21,862)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(25,187)	(43,355)	(35,298)	(7,331)	(44,144)
Investments in affiliates	81		12	—	—
Futures	—	—	—	—	1,409
Change in net unrealized appreciation (depreciation)	(25,106)	(43,355)	(35,286)	(7,331)	(42,735)
Net realized/unrealized gains (losses)	(31,440)	(43,397)	(35,981)	(5,662)	(64,597)
Change in net assets resulting from operations	$(7,357)	$(14,801)	$3,025	$5,485	$(44,170)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$114,445	$176,371	$27,150	$47,280
Net realized gain (loss)	(5,382)	873	1,900	6,427
Change in net unrealized appreciation (depreciation)	(166,305)	135,039	(45,269)	2,107
Change in net assets resulting from operations	(57,242)	312,283	(16,219)	55,814

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,919)	(29,450)	(1,263)	(2,271)
Class B
From net investment income	(1,600)	(2,801)	(133)	(242)
Class C
From net investment income	(3,663)	(3,597)	(221)	(182)
Class R5
From net investment income	(4,931)	(4,843)	—	—
Select Class
From net investment income	(65,121)	(99,136)	(25,298)	(44,259)
Ultra
From net investment income	(19,074)	(36,441)	(465)	(477)
Total distributions to shareholders	(114,308)	(176,268)	(27,380)	(47,431)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	606,481	674,113	(14,939)	58,324

NET ASSETS:
Change in net assets	434,931	810,128	(58,538)	66,707
Beginning of period	4,407,212	3,597,084	1,008,435	941,728
End of period	$4,842,143	$4,407,212	$949,897	$1,008,435
Accumulated undistributed (distributions in excess of) net investment income	$123	$(14)	$(88)	$142

SEE NOTES TO FINANCIAL STATEMENTS.

144   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Government Bond Fund		High Yield Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,907	$51,375	$78,306	$109,301
Net realized gain (loss)	689	1,592	(8,501)	10
Change in net unrealized appreciation (depreciation)	(26,673)	35,120	(51,872)	(169,917)
Change in net assets resulting from operations	(3,077)	88,087	17,933	(60,606)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,868)	(8,624)	(2,673)	(6,369)
From net realized gains	—	—	—	(940)
Class B
From net investment income	(806)	(1,792)	(813)	(2,143)
From net realized gains	—	—	—	(322)
Class C
From net investment income	(1,516)	(1,200)	(955)	(2,217)
From net realized gains	—	—	—	(358)
Class R5
From net investment income	—	—	(1,062)	(1,443)
From net realized gains	—	—	—	(222)
Select Class
From net investment income	(14,759)	(39,505)	(70,087)	(91,977)
From net realized gains	—	—	—	(13,480)
Ultra
From net investment income	—	—	(3,442)	(5,431)
From net realized gains	—	—	—	(833)
Total distributions to shareholders	(22,949)	(51,121)	(79,032)	(125,735)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	102,803	(233,084)	603,725	700,375

NET ASSETS:
Change in net assets	76,777	(196,118)	542,626	514,034
Beginning of period	927,281	1,123,399	1,775,201	1,261,167
End of period	$1,004,058	$927,281	$2,317,827	$1,775,201
Accumulated undistributed (distributions in excess of) net investment income	$(33)	$9	$(616)	$110

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,083	$48,138	$28,596	$50,005
Net realized gain (loss)	(6,334)	(3,463)	(42)	(504)
Change in net unrealized appreciation (depreciation)	(25,106)	30,707	(43,355)	30,372
Change in net assets resulting from operations	(7,357)	75,382	(14,801)	79,873

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,612)	(5,515)	(440)	(772)
Class B
From net investment income	(1,004)	(2,194)	—	—
Class C
From net investment income	(795)	(1,512)	—	—
Select Class
From net investment income	(16,547)	(32,495)	(2,670)	(5,155)
Ultra
From net investment income	(3,214)	(6,274)	(25,381)	(44,111)
Total distributions to shareholders	(24,172)	(47,990)	(28,491)	(50,038)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,095	(129,104)	58,417	12,623

NET ASSETS:
Change in net assets	(21,434)	(101,712)	15,125	42,458
Beginning of period	982,322	1,084,034	997,507	955,049
End of period	$960,888	$982,322	$1,012,632	$997,507
Accumulated undistributed (distributions in excess of) net investment income	$(81)	$8	$122	$17

SEE NOTES TO FINANCIAL STATEMENTS.

146   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$39,006	$40,999	$11,147	$11,671
Net realized gain (loss)	(695)	903	1,669	(3,577)
Change in net unrealized appreciation (depreciation)	(35,286)	28,988	(7,331)	17,865
Change in net assets resulting from operations	3,025	70,890	5,485	25,959

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,137)	(2,317)	(950)	(2,820)
Class B
From net investment income	(148)	(498)	(55)	(306)
Class C
From net investment income	(292)	(631)	—	—
Select Class
From net investment income	(31,050)	(22,378)	(10,285)	(8,584)
Ultra
From net investment income	(6,413)	(15,115)	—	—
Total distributions to shareholders	(39,040)	(40,939)	(11,290)	(11,710)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	562,681	923,432	334,759	542,100

NET ASSETS:
Change in net assets	526,666	953,383	328,954	556,349
Beginning of period	1,663,436	710,053	704,386	148,037
End of period	$2,190,102	$1,663,436	$1,033,340	$704,386
Accumulated undistributed (distributions in excess of) net investment income	$(14)	$20	$(181)	$(38)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   147

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,427	$70,187
Net realized gain (loss)	(21,862)	(7,643)
Change in net unrealized appreciation (depreciation)	(42,735)	(57,780)
Change in net assets resulting from operations	(44,170)	4,764

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,787)	(5,426)
Class B
From net investment income	(281)	(1,095)
Class C
From net investment income	(2,253)	(8,647)
Select Class
From net investment income	(6,995)	(22,266)
Ultra
From net investment income	(9,166)	(32,751)
Total distributions to shareholders	(20,482)	(70,185)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(386,200)	(350,314)

NET ASSETS:
Change in net assets	(450,852)	(415,735)
Beginning of period	1,194,701	1,610,436
End of period	$743,849	$1,194,701
Accumulated undistributed (distributions in excess of) net investment income	$(2,194)	$(2,139)

SEE NOTES TO FINANCIAL STATEMENTS.

148   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$234,172	$365,038	$4,467	$14,661
Dividends and distributions reinvested	17,097	25,312	881	1,538
Cost of shares redeemed	(127,922)	(195,601)	(12,609)	(9,253)
Change in net assets from Class A capital transactions	$123,347	$194,749	$(7,261)	$6,946
Class B
Proceeds from shares issued	$11,024	$19,426	$678	$2,984
Dividends and distributions reinvested	1,226	2,034	103	177
Cost of shares redeemed	(10,214)	(20,816)	(2,519)	(2,027)
Change in net assets from Class B capital transactions	$2,036	$644	$(1,738)	$1,134
Class C
Proceeds from shares issued	$86,262	$83,374	$6,393	$4,078
Dividends and distributions reinvested	2,952	2,645	185	150
Cost of shares redeemed	(25,379)	(21,571)	(1,139)	(2,045)
Change in net assets from Class C capital transactions	$63,835	$64,448	$5,439	$2,183
Class R5
Proceeds from shares issued	$43,733	$141,601	$—	$—
Dividends and distributions reinvested	4,931	4,843	—	—
Cost of shares redeemed	(13,828)	(30,175)	—	—
Change in net assets from Class R5 capital transactions	$34,836	$116,269	$—	$—
Select Class
Proceeds from shares issued	$878,452	$914,886	$94,389	$232,632
Dividends and distributions reinvested	31,423	40,740	2,259	2,030
Cost of shares redeemed	(515,866)	(703,293)	(105,227)	(192,424)
Change in net assets from Select Class capital transactions	$394,009	$252,333	$(8,579)	$42,238
Ultra
Proceeds from shares issued	$96,549	$276,201	$—	$9,000
Dividends and distributions reinvested	9,680	16,987	— (a)	— (a)
Cost of shares redeemed	(117,811)	(247,518)	(2,800)	(3,177)
Change in net assets from Ultra capital transactions	$(11,582)	$45,670	$(2,800)	$5,823

Total change in net assets from capital transactions	$606,481	$674,113	$(14,939)	$58,324

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   149

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	21,717	34,051	580	1,892
Reinvested	1,594	2,363	115	199
Redeemed	(11,886)	(18,262)	(1,655)	(1,197)
Change in Class A Shares	11,425	18,152	(960)	894
Class B
Issued	1,022	1,809	88	383
Reinvested	114	190	13	23
Redeemed	(949)	(1,952)	(329)	(260)
Change in Class B Shares	187	47	(228)	146
Class C
Issued	7,946	7,722	829	523
Reinvested	274	245	25	19
Redeemed	(2,349)	(2,003)	(149)	(264)
Change in Class C Shares	5,871	5,964	705	278
Class R5
Issued	4,047	13,191	—	—
Reinvested	460	451	—	—
Redeemed	(1,278)	(2,818)	—	—
Change in Class R5 Shares	3,229	10,824	—	—
Select Class
Issued	81,671	85,067	12,268	29,985
Reinvested	2,931	3,806	297	261
Redeemed	(48,140)	(65,797)	(13,778)	(24,840)
Change in Select Class Shares	36,462	23,076	(1,213)	5,406
Ultra
Issued	8,945	25,843	—	1,147
Reinvested	903	1,588	— (a)	— (a)
Redeemed	(10,886)	(23,240)	(366)	(410)
Change in Ultra Shares	(1,038)	4,191	(366)	737

(a)	Amount rounds to less than 1,000 (dollars or shares).

SEE NOTES TO FINANCIAL STATEMENTS.

150   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Government Bond Fund		High Yield Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$113,854	$120,141	$16,294	$32,170
Dividends and distributions reinvested	3,008	4,244	1,877	4,416
Cost of shares redeemed	(45,647)	(69,080)	(20,726)	(30,327)
Redemption fees	—	—	2	3
Change in net assets from Class A capital transactions	$71,215	$55,305	$(2,553)	$6,262
Class B
Proceeds from shares issued	$4,068	$4,261	$1,068	$3,408
Dividends and distributions reinvested	623	1,362	442	1,319
Cost of shares redeemed	(5,797)	(15,829)	(3,858)	(10,529)
Redemption fees	—	—	1	1
Change in net assets from Class B capital transactions	$(1,106)	$(10,206)	$(2,347)	$(5,801)
Class C
Proceeds from shares issued	$59,067	$29,713	$3,674	$12,119
Dividends and distributions reinvested	1,228	816	579	1,535
Cost of shares redeemed	(13,305)	(7,683)	(4,805)	(9,976)
Redemption fees	—	—	1	1
Change in net assets from Class R5 capital transactions	$46,990	$22,846	$(551)	$3,679
Class R5
Proceeds from shares issued	$—	$—	$18,453	$14,469
Dividends and distributions reinvested	—	—	1,062	1,665
Cost of shares redeemed	—	—	— (a)	(3,518)
Redemption fees	—	—	1	1
Change in net assets from Class C capital transactions	$—	$—	$19,516	$12,617
Select Class
Proceeds from shares issued	$72,379	$185,765	$685,798	$926,336
Dividends and distributions reinvested	957	1,174	7,851	14,690
Cost of shares redeemed	(87,632)	(487,968)	(128,528)	(279,674)
Redemption fees	—	—	57	41
Change in net assets from Select Class capital transactions	$(14,296)	$(301,029)	$565,178	$661,393
Ultra
Proceeds from shares issued	$—	$—	$26,821	$23,779
Dividends and distributions reinvested	—	—	23	60
Cost of shares redeemed	—	—	(2,365)	(1,617)
Redemption fees	—	—	3	3
Change in net assets from Ultra capital transactions	$—	$—	$24,482	$22,225

Total change in net assets from capital transactions	$102,803	$(233,084)	$603,725	$700,375

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   151

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	10,979	11,741	2,143	3,869
Reinvested	292	417	249	540
Redeemed	(4,409)	(6,755)	(2,744)	(3,707)
Change in Class A Shares	6,862	5,403	(352)	702
Class B
Issued	394	413	139	406
Reinvested	60	134	59	160
Redeemed	(560)	(1,564)	(507)	(1,279)
Change in Class B Shares	(106)	(1,017)	(309)	(713)
Class C
Issued	5,698	2,890	480	1,440
Reinvested	119	80	77	188
Redeemed	(1,291)	(758)	(634)	(1,218)
Change in Class C Shares	4,526	2,212	(77)	410
Class R5
Issued	—	—	2,393	1,708
Reinvested	—	—	141	204
Redeemed	—	—	— (a)	(452)
Change in Class R5 Shares	—	—	2,534	1,460
Select Class
Issued	6,990	18,192	90,088	114,712
Reinvested	92	115	1,040	1,818
Redeemed	(8,474)	(47,693)	(16,974)	(33,847)
Change in Select Class Shares	(1,392)	(29,386)	74,154	82,683
Ultra
Issued	—	—	3,573	2,885
Reinvested	—	—	3	7
Redeemed	—	—	(307)	(199)
Change in Ultra Shares	—	—	3,269	2,693

(a)	Amount rounds to less than 1,000 (dollars or shares).

SEE NOTES TO FINANCIAL STATEMENTS.

152   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,514	$32,176	$1,435	$6,283
Dividends and distributions reinvested	1,915	4,043	377	641
Cost of shares redeemed	(15,347)	(50,201)	(3,089)	(3,525)
Change in net assets from Class A capital transactions	$(2,918)	$(13,982)	$(1,277)	$3,399
Class B
Proceeds from shares issued	$854	$3,126	$—	$—
Dividends and distributions reinvested	744	1,618	—	—
Cost of shares redeemed	(5,679)	(16,916)	—	—
Change in net assets from Class B capital transactions	$(4,081)	$(12,172)	$—	$—
Class C
Proceeds from shares issued	$3,924	$10,616	$—	$—
Dividends and distributions reinvested	542	971	—	—
Cost of shares redeemed	(7,331)	(12,204)	—	—
Change in net assets from Class C capital transactions	$(2,865)	$(617)	$—	$—
Select Class
Proceeds from shares issued	$127,467	$257,909	$7,601	$39,008
Dividends and distributions reinvested	2,940	3,484	1,713	3,021
Cost of shares redeemed	(119,640)	(354,101)	(5,634)	(59,440)
Change in net assets from Select Class capital transactions	$10,767	$(92,708)	$3,680	$(17,411)
Ultra
Proceeds from shares issued	$24,128	$37,640	$65,010	$124,858
Dividends and distributions reinvested	306	901	18,595	31,365
Cost of shares redeemed	(15,242)	(48,166)	(27,591)	(129,588)
Change in net assets from Ultra capital transactions	$9,192	$(9,625)	$56,014	$26,635

Total change in net assets from capital transactions	$10,095	$(129,104)	$58,417	$12,623

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   153

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund		Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	1,001	3,092	134	591
Reinvested	183	389	35	60
Redeemed	(1,467)	(4,815)	(289)	(330)
Change in Class A Shares	(283)	(1,334)	(120)	321
Class B
Issued	83	305	—	—
Reinvested	72	158	—	—
Redeemed	(552)	(1,654)	—	—
Change in Class B Shares	(397)	(1,191)	—	—
Class C
Issued	381	1,028	—	—
Reinvested	53	95	—	—
Redeemed	(713)	(1,192)	—	—
Change in Class C Shares	(279)	(69)	—	—
Select Class
Issued	12,159	24,732	719	3,731
Reinvested	282	335	164	288
Redeemed	(11,438)	(34,012)	(534)	(5,697)
Change in Select Class Shares	1,003	(8,945)	349	(1,678)
Ultra
Issued	2,296	3,617	6,171	11,956
Reinvested	29	87	1,779	2,988
Redeemed	(1,455)	(4,624)	(2,625)	(12,299)
Change in Ultra Shares	870	(920)	5,325	2,645

SEE NOTES TO FINANCIAL STATEMENTS.

154   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,630	$25,181	$28,248	$32,667
Dividends and distributions reinvested	952	1,924	685	2,092
Cost of shares redeemed	(8,595)	(66,352)	(25,303)	(29,219)
Change in net assets from Class A capital transactions	$12,987	$(39,247)	$3,630	$5,540
Class B
Proceeds from shares issued	$273	$2,000	$443	$835
Dividends and distributions reinvested	123	410	43	231
Cost of shares redeemed	(2,838)	(9,218)	(2,140)	(5,552)
Change in net assets from Class B capital transactions	$(2,442)	$(6,808)	$(1,654)	$(4,486)
Class C
Proceeds from shares issued	$1,706	$4,505	$—	$—
Dividends and distributions reinvested	258	537	—	—
Cost of shares redeemed	(1,527)	(7,155)	—	—
Change in net assets from Class C capital transactions	$437	$(2,113)	$—	$—
Select Class
Proceeds from shares issued	$709,545	$1,154,278	$536,261	$585,541
Dividends and distributions reinvested	3,261	1,322	1,768	1,483
Cost of shares redeemed	(162,646)	(195,877)	(205,246)	(45,978)
Change in net assets from Select Class capital transactions	$550,160	$959,723	$332,783	$541,046
Ultra
Proceeds from shares issued	$100,103	$164,067	$—	$—
Dividends and distributions reinvested	2,504	7,346	—	—
Cost of shares redeemed	(101,068)	(159,536)	—	—
Change in net assets from Ultra capital transactions	$1,539	$11,877	$—	$—

Total change in net assets from capital transactions	$562,681	$923,432	$334,759	$542,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   155

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund		Treasury & Agency Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	1,932	2,377	2,829	3,329
Reinvested	89	182	69	214
Redeemed	(806)	(6,281)	(2,544)	(2,989)
Change in Class A Shares	1,215	(3,722)	354	554
Class B
Issued	25	188	45	85
Reinvested	12	38	4	24
Redeemed	(264)	(864)	(215)	(570)
Change in Class B Shares	(227)	(638)	(166)	(461)
Class C
Issued	159	420	—	—
Reinvested	24	50	—	—
Redeemed	(142)	(672)	—	—
Change in Class C Shares	41	(202)	—	—
Select Class
Issued	66,352	108,139	54,129	59,436
Reinvested	306	124	178	151
Redeemed	(15,266)	(18,422)	(20,700)	(4,663)
Change in Select Class Shares	51,392	89,841	33,607	54,924
Ultra
Issued	9,360	15,420	—	—
Reinvested	235	692	—	—
Redeemed	(9,438)	(14,876)	—	—
Change in Ultra Shares	157	1,236	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

156   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Ultra Short Duration Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,216	$46,988
Dividends and distributions reinvested	1,361	4,050
Cost of shares redeemed	(38,597)	(62,505)
Change in net assets from Class A capital transactions	$(29,020)	$(11,467)
Class B
Proceeds from shares issued	$226	$876
Dividends and distributions reinvested	241	912
Cost of shares redeemed	(6,126)	(14,771)
Change in net assets from Class B capital transactions	$(5,659)	$(12,983)
Class C
Proceeds from shares issued	$5,781	$49,816
Dividends and distributions reinvested	1,965	7,669
Cost of shares redeemed	(41,668)	(145,521)
Change in net assets from Class C capital transactions	$(33,922)	$(88,036)
Select Class
Proceeds from shares issued	$39,796	$141,903
Dividends and distributions reinvested	1,412	6,395
Cost of shares redeemed	(89,647)	(341,116)
Change in net assets from Select Class capital transactions	$(48,439)	$(192,818)
Ultra
Proceeds from shares issued	$13,838	$60,475
Dividends and distributions reinvested	5,237	24,885
Cost of shares redeemed	(288,235)	(130,370)
Change in net assets from Ultra capital transactions	$(269,160)	$(45,010)

Total change in net assets from capital transactions	$(386,200)	$(350,314)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   157

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund
	Six Months Ended 8/31/2008 (Unaudited)	Year Ended 2/29/2008
SHARE TRANSACTIONS:
Class A
Issued	912	4,892
Reinvested	152	423
Redeemed	(4,295)	(6,510)
Change in Class A Shares	(3,231)	(1,195)
Class B
Issued	25	92
Reinvested	27	95
Redeemed	(687)	(1,550)
Change in Class B Shares	(635)	(1,363)
Class C
Issued	650	5,187
Reinvested	222	806
Redeemed	(4,681)	(15,302)
Change in Class C Shares	(3,809)	(9,309)
Select Class
Issued	4,482	14,807
Reinvested	158	662
Redeemed	(10,012)	(35,507)
Change in Select Class Shares	(5,372)	(20,038)
Ultra
Issued	1,544	6,255
Reinvested	584	2,597
Redeemed	(31,985)	(13,598)
Change in Ultra Shares	(29,857)	(4,746)

SEE NOTES TO FINANCIAL STATEMENTS.

158   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Core Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$11.04	$0.26	(g)	$(0.41)	$(0.15)	$(0.26)	$—	$(0.26)
Year Ended February 29, 2008	10.67	0.48	(g)	0.37	0.85	(0.48)	—	(0.48)
Year Ended February 28, 2007	10.57	0.46	(g)	0.10	0.56	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (e)	10.91	0.34		(0.35)	(0.01)	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	—	(0.52)
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	—	(0.50)
Year Ended June 30, 2003	10.82	0.62		0.35	0.97	(0.60)	(0.01)	(0.61)

Class B
Six Months Ended August 31, 2008 (Unaudited)	11.03	0.22	(g)	(0.41)	(0.19)	(0.22)	—	(0.22)
Year Ended February 29, 2008	10.66	0.41	(g)	0.37	0.78	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.56	0.39	(g)	0.10	0.49	(0.39)	—	(0.39)
July 1, 2005 through February 28, 2006 (e)	10.90	0.27		(0.33)	(0.06)	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	—	(0.45)
Year Ended June 30, 2004	11.17	0.41		(0.39)	0.02	(0.43)	—	(0.43)
Year Ended June 30, 2003	10.81	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)

Class C
Six Months Ended August 31, 2008 (Unaudited)	11.09	0.23	(g)	(0.42)	(0.19)	(0.22)	—	(0.22)
Year Ended February 29, 2008	10.73	0.42	(g)	0.35	0.77	(0.41)	—	(0.41)
Year Ended February 28, 2007	10.62	0.39	(g)	0.11	0.50	(0.39)	—	(0.39)
July 1, 2005 through February 28, 2006 (e)	10.96	0.28		(0.34)	(0.06)	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	—	(0.45)
Year Ended June 30, 2004	11.23	0.42		(0.40)	0.02	(0.43)	—	(0.43)
Year Ended June 30, 2003	10.87	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)

Class R5
Six Months Ended August 31, 2008 (Unaudited)	11.02	0.28	(g)	(0.41)	(0.13)	(0.27)	—	(0.27)
Year Ended February 29, 2008	10.66	0.52	(g)	0.35	0.87	(0.51)	—	(0.51)
May 15, 2006 (f) through February 28, 2007	10.35	0.39	(g)	0.33	0.72	(0.41)	—	(0.41)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	11.03	0.27	(g)	(0.40)	(0.13)	(0.27)	—	(0.27)
Year Ended February 29, 2008	10.67	0.50	(g)	0.35	0.85	(0.49)	—	(0.49)
Year Ended February 28, 2007	10.56	0.47	(g)	0.11	0.58	(0.47)	—	(0.47)
July 1, 2005 through February 28, 2006 (e)	10.90	0.33		(0.33)	—	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	—	(0.54)
Year Ended June 30, 2004	11.18	0.50		(0.38)	0.12	(0.53)	—	(0.53)
Year Ended June 30, 2003	10.82	0.64		0.36	1.00	(0.63)	(0.01)	(0.64)

Ultra
Six Months Ended August 31, 2008 (Unaudited)	11.03	0.28	(g)	(0.41)	(0.13)	(0.27)	—	(0.27)
Year Ended February 29, 2008	10.67	0.52	(g)	0.36	0.88	(0.52)	—	(0.52)
Year Ended February 28, 2007	10.56	0.50	(g)	0.10	0.60	(0.49)	—	(0.49)
July 1, 2005 through February 28, 2006 (e)	10.90	0.35		(0.34)	0.01	(0.35)	—	(0.35)
February 22, 2005 (f) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	—	(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

160   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.63	(1.38)%	$872,849	0.75%	4.78%	0.97%	8%
11.04	8.21 (h)	780,006	0.75	4.51	0.99	14
10.67	5.42	560,556	0.75	4.36	0.94	8
10.57	(0.11)	394,309	0.75	4.54	0.97	13
10.91	6.23	373,401	0.82	4.52	1.09	16
10.77	0.84	349,290	0.85	4.34	1.16	20
11.18	9.20	429,859	0.85	5.57	1.17	23

10.62	(1.72)	77,174	1.40	4.13	1.47	8
11.03	7.49 (h)	78,048	1.40	3.86	1.49	14
10.66	4.75	74,963	1.40	3.72	1.44	8
10.56	(0.55)	85,667	1.40	3.89	1.47	13
10.90	5.57	94,897	1.47	3.87	1.68	16
10.76	0.28	98,064	1.50	3.69	1.81	20
11.17	8.53	134,915	1.50	4.92	1.82	23

10.68	(1.68)	191,776	1.40	4.14	1.47	8
11.09	7.38 (h)	133,975	1.40	3.86	1.49	14
10.73	4.83	65,579	1.40	3.72	1.44	8
10.62	(0.55)	57,530	1.40	3.89	1.47	13
10.96	5.53	64,238	1.47	3.87	1.70	16
10.82	0.17	79,323	1.50	3.69	1.81	20
11.23	8.59	123,308	1.50	4.90	1.82	23

10.62	(1.14)	204,785	0.45	5.08	0.52	8
11.02	8.41 (h)	177,019	0.45	4.82	0.54	14
10.66	7.03	55,785	0.45	4.64	0.50	8

10.63	(1.21)	2,753,199	0.60	4.93	0.72	8
11.03	8.25 (h)	2,456,097	0.60	4.66	0.73	14
10.67	5.69	2,128,674	0.60	4.52	0.69	8
10.56	(0.02)	2,742,810	0.60	4.69	0.72	13
10.90	6.36	2,754,702	0.60	4.72	0.79	16
10.77	1.13	4,902,736	0.60	4.60	0.81	20
11.18	9.51	4,365,709	0.60	5.80	0.82	23

10.63	(1.13)	742,360	0.40	5.13	0.47	8
11.03	8.48 (h)	782,067	0.40	4.86	0.48	14
10.67	5.88	711,527	0.40	4.72	0.44	8
10.56	0.12	703,229	0.40	4.89	0.47	13
10.90	2.44	649,060	0.40	5.00	0.43	16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Plus Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$7.85	$0.20	(g)	$(0.33)	$(0.13)	$(0.20)	$7.52
Year Ended February 29, 2008	7.78	0.37		0.07	0.44	(0.37)	7.85
Year Ended February 28, 2007	7.73	0.35		0.06	0.41	(0.36)	7.78
July 1, 2005 through February 28, 2006 (e)	7.95	0.24		(0.22)	0.02	(0.24)	7.73
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	7.95
Year Ended June 30, 2004	8.10	0.36		(0.28)	0.08	(0.36)	7.82
Year Ended June 30, 2003	7.81	0.45		0.30	0.75	(0.46)	8.10

Class B
Six Months Ended August 31, 2008 (Unaudited)	7.89	0.18	(g)	(0.34)	(0.16)	(0.18)	7.55
Year Ended February 29, 2008	7.82	0.32		0.08	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (e)	7.98	0.22		(0.22)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	7.98
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	7.86
Year Ended June 30, 2003	7.84	0.40		0.30	0.70	(0.40)	8.14

Class C
Six Months Ended August 31, 2008 (Unaudited)	7.89	0.18	(g)	(0.34)	(0.16)	(0.18)	7.55
Year Ended February 29, 2008	7.82	0.34		0.06	0.40	(0.33)	7.89
Year Ended February 28, 2007	7.77	0.32		0.05	0.37	(0.32)	7.82
July 1, 2005 through February 28, 2006 (e)	7.98	0.21		(0.21)	—	(0.21)	7.77
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	7.98
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	7.86
Year Ended June 30, 2003	7.84	0.40		0.31	0.71	(0.41)	8.14

Select Class
Six Months Ended August 31, 2008 (Unaudited)	7.85	0.21	(g)	(0.34)	(0.13)	(0.21)	7.51
Year Ended February 29, 2008	7.78	0.39		0.07	0.46	(0.39)	7.85
Year Ended February 28, 2007	7.73	0.38		0.05	0.43	(0.38)	7.78
July 1, 2005 through February 28, 2006 (e)	7.95	0.25		(0.22)	0.03	(0.25)	7.73
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	7.95
Year Ended June 30, 2004	8.10	0.38		(0.28)	0.10	(0.38)	7.82
Year Ended June 30, 2003	7.81	0.48		0.29	0.77	(0.48)	8.10

Ultra
Six Months Ended August 31, 2008 (Unaudited)	7.85	0.22	(g)	(0.34)	(0.12)	(0.22)	7.51
Year Ended February 29, 2008	7.78	0.42		0.06	0.48	(0.41)	7.85
Year Ended February 28, 2007	7.73	0.39		0.06	0.45	(0.40)	7.78
July 1, 2005 through February 28, 2006 (e)	7.95	0.27		(0.22)	0.05	(0.27)	7.73
February 22, 2005 (f) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	7.95

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

162   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(1.64)%		$43,347	0.92%	5.19%	0.97%	13%
5.81	(h)	52,808	0.92	4.81	0.97	31
5.49		45,383	0.91	4.64	0.96	26
0.31		50,622	0.90	4.65	0.94	15
6.47		56,320	0.90	4.54	1.09	20
0.98		58,697	0.88	4.50	1.15	24
9.80		75,575	0.89	5.63	1.17	16

(2.02)		4,660	1.45	4.65	1.47	13
5.26	(h)	6,665	1.45	4.28	1.47	31
4.91		5,464	1.45	4.09	1.46	26
0.05		6,950	1.44	4.10	1.44	15
5.74		9,424	1.51	3.92	1.70	20
0.32		11,745	1.53	3.85	1.80	24
9.19		15,226	1.54	4.99	1.82	16

(1.99)		10,808	1.45	4.69	1.47	13
5.27	(h)	5,737	1.45	4.27	1.47	31
4.90		3,512	1.45	4.11	1.46	26
0.05		3,119	1.44	4.10	1.44	15
5.74		3,492	1.50	3.94	1.69	20
0.33		3,750	1.53	3.83	1.80	24
9.22		3,521	1.54	4.89	1.82	16

(1.64)		876,612	0.67	5.45	0.72	13
6.11	(h)	925,240	0.67	5.05	0.72	31
5.74		875,275	0.66	4.89	0.71	26
0.46		1,216,897	0.65	4.90	0.69	15
6.73		1,252,911	0.65	4.79	0.77	20
1.22		1,306,778	0.63	4.73	0.80	24
10.10		1,276,529	0.64	5.91	0.82	16

(1.52)		14,470	0.45	5.66	0.47	13
6.31	(h)	17,985	0.45	5.26	0.47	31
5.97		12,094	0.45	5.10	0.46	26
0.62		12,738	0.44	5.10	0.44	15
2.35		13,894	0.43	5.27	0.43	20

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Government Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.55	$0.24	$(0.28)	$(0.04)	$(0.24)	$10.27
Year Ended February 29, 2008	10.15	0.48	0.40	0.88	(0.48)	10.55
Year Ended February 28, 2007	10.15	0.45	0.01	0.46	(0.46)	10.15
July 1, 2005 through February 28, 2006 (e)	10.48	0.30	(0.33)	(0.03)	(0.30)	10.15
Year Ended June 30, 2005	10.16	0.46	0.33	0.79	(0.47)	10.48
Year Ended June 30, 2004	10.67	0.48	(0.52)	(0.04)	(0.47)	10.16
Year Ended June 30, 2003	10.26	0.52	0.42	0.94	(0.53)	10.67

Class B
Six Months Ended August 31, 2008 (Unaudited)	10.54	0.20	(0.28)	(0.08)	(0.20)	10.26
Year Ended February 29, 2008	10.14	0.41	0.40	0.81	(0.41)	10.54
Year Ended February 28, 2007	10.14	0.38	0.01	0.39	(0.39)	10.14
July 1, 2005 through February 28, 2006 (e)	10.47	0.25	(0.33)	(0.08)	(0.25)	10.14
Year Ended June 30, 2005	10.16	0.39	0.32	0.71	(0.40)	10.47
Year Ended June 30, 2004	10.66	0.40	(0.50)	(0.10)	(0.40)	10.16
Year Ended June 30, 2003	10.26	0.45	0.41	0.86	(0.46)	10.66

Class C
Six Months Ended August 31, 2008 (Unaudited)	10.53	0.21	(0.30)	(0.09)	(0.20)	10.24
Year Ended February 29, 2008	10.13	0.42	0.39	0.81	(0.41)	10.53
Year Ended February 28, 2007	10.13	0.38	0.01	0.39	(0.39)	10.13
July 1, 2005 through February 28, 2006 (e)	10.46	0.25	(0.33)	(0.08)	(0.25)	10.13
Year Ended June 30, 2005	10.15	0.40	0.31	0.71	(0.40)	10.46
Year Ended June 30, 2004	10.65	0.40	(0.50)	(0.10)	(0.40)	10.15
Year Ended June 30, 2003	10.25	0.45	0.41	0.86	(0.46)	10.65

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.55	0.25	(0.29)	(0.04)	(0.25)	10.26
Year Ended February 29, 2008	10.15	0.52	0.39	0.91	(0.51)	10.55
Year Ended February 28, 2007	10.14	0.48	0.01	0.49	(0.48)	10.15
July 1, 2005 through February 28, 2006 (e)	10.47	0.31	(0.33)	(0.02)	(0.31)	10.14
Year Ended June 30, 2005	10.15	0.49	0.32	0.81	(0.49)	10.47
Year Ended June 30, 2004	10.66	0.48	(0.50)	(0.02)	(0.49)	10.15
Year Ended June 30, 2003	10.25	0.56	0.40	0.96	(0.55)	10.66

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

164   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(0.41)%	$285,389	0.75%	4.57%	1.00%	6%
8.98 (f)	220,780	0.75	4.70	0.98	2
4.65	157,598	0.75	4.51	0.98	24
(0.30)	146,294	0.75	4.37	0.97	6
7.89	140,496	0.79	4.43	1.02	10
(0.40)	86,614	0.87	4.38	1.04	16
9.29	152,028	0.87	4.92	1.03	19

(0.77)	41,266	1.48	3.85	1.50	6
8.20 (f)	43,513	1.46	4.02	1.48	2
3.93	52,182	1.46	3.82	1.48	24
(0.78)	78,500	1.45	3.67	1.47	6
7.07	95,143	1.47	3.76	1.62	10
(0.97)	101,634	1.52	3.74	1.69	16
8.64	155,876	1.52	4.30	1.68	19

(0.84)	91,533	1.48	3.81	1.50	6
8.25 (f)	46,407	1.46	3.99	1.48	2
3.94	22,250	1.46	3.81	1.48	24
(0.77)	23,863	1.45	3.67	1.47	6
7.09	24,922	1.48	3.75	1.64	10
(0.96)	42,666	1.52	3.74	1.69	16
8.54	74,937	1.52	4.28	1.68	19

(0.36)	585,870	0.48	4.85	0.75	6
9.26 (f)	616,581	0.48	5.01	0.73	2
4.99	891,369	0.50	4.74	0.73	24
(0.16)	805,018	0.54	4.58	0.72	6
8.15	824,646	0.56	4.67	0.71	10
(0.16)	758,403	0.62	4.65	0.69	16
9.58	727,267	0.62	5.25	0.68	19

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
High Yield Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$7.59	$0.28	$(0.20)	$0.08	$(0.28)	$—	$(0.28)	$—	(g)
Year Ended February 29, 2008	8.60	0.62	(0.93)	(0.31)	(0.61)	(0.09)	(0.70)	—	(g)
Year Ended February 28, 2007	8.23	0.61	0.40	1.01	(0.62)	(0.02)	(0.64)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.42	(0.06)	0.36	(0.42)	—	(0.42)	—	(g)
Year Ended June 30, 2005	8.17	0.61	0.14	0.75	(0.61)	(0.02)	(0.63)	—	(g)
Year Ended June 30, 2004	7.92	0.61	0.23	0.84	(0.59)	—	(0.59)	—
Year Ended June 30, 2003	7.30	0.65	0.62	1.27	(0.65)	—	(0.65)	—

Class B
Six Months Ended August 31, 2008 (Unaudited)	7.60	0.26	(0.20)	0.06	(0.25)	—	(0.25)	—	(g)
Year Ended February 29, 2008	8.61	0.58	(0.94)	(0.36)	(0.56)	(0.09)	(0.65)	—	(g)
Year Ended February 28, 2007	8.23	0.57	0.40	0.97	(0.57)	(0.02)	(0.59)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.38	(0.06)	0.32	(0.38)	—	(0.38)	—	(g)
Year Ended June 30, 2005	8.18	0.55	0.14	0.69	(0.56)	(0.02)	(0.58)	—	(g)
Year Ended June 30, 2004	7.93	0.55	0.24	0.79	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60	0.62	1.22	(0.61)	—	(0.61)	—

Class C
Six Months Ended August 31, 2008 (Unaudited)	7.59	0.26	(0.20)	0.06	(0.25)	—	(0.25)	—	(g)
Year Ended February 29, 2008	8.61	0.57	(0.94)	(0.37)	(0.56)	(0.09)	(0.65)	—	(g)
Year Ended February 28, 2007	8.24	0.57	0.39	0.96	(0.57)	(0.02)	(0.59)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.29	0.38	(0.05)	0.33	(0.38)	—	(0.38)	—	(g)
Year Ended June 30, 2005	8.19	0.55	0.13	0.68	(0.56)	(0.02)	(0.58)	—	(g)
Year Ended June 30, 2004	7.93	0.55	0.25	0.80	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60	0.62	1.22	(0.61)	—	(0.61)	—

Class R5
Six Months Ended August 31, 2008 (Unaudited)	7.61	0.28	(0.18)	0.10	(0.29)	—	(0.29)	—	(g)
Year Ended February 29, 2008	8.63	0.66	(0.95)	(0.29)	(0.64)	(0.09)	(0.73)	—	(g)
May 15, 2006 (f) through February 28, 2007	8.31	0.52	0.35	0.87	(0.53)	(0.02)	(0.55)	—	(g)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	7.60	0.28	(0.18)	0.10	(0.29)	—	(0.29)	—	(g)
Year Ended February 29, 2008	8.62	0.63	(0.92)	(0.29)	(0.64)	(0.09)	(0.73)	—	(g)
Year Ended February 28, 2007	8.24	0.64	0.40	1.04	(0.64)	(0.02)	(0.66)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.30	0.43	(0.06)	0.37	(0.43)	—	(0.43)	—	(g)
Year Ended June 30, 2005	8.18	0.63	0.14	0.77	(0.63)	(0.02)	(0.65)	—	(g)
Year Ended June 30, 2004	7.93	0.61	0.25	0.86	(0.61)	—	(0.61)	—
Year Ended June 30, 2003	7.31	0.67	0.62	1.29	(0.67)	—	(0.67)	—

Ultra
Six Months Ended August 31, 2008 (Unaudited)	7.60	0.29	(0.19)	0.10	(0.29)	—	(0.29)	—	(g)
Year Ended February 29, 2008	8.61	0.65	(0.93)	(0.28)	(0.64)	(0.09)	(0.73)	—	(g)
Year Ended February 28, 2007	8.24	0.65	0.39	1.04	(0.65)	(0.02)	(0.67)	—	(g)
July 1, 2005 through February 28, 2006 (e)	8.30	0.45	(0.08)	0.37	(0.43)	—	(0.43)	—	(g)
February 22, 2005 (f) through June 30, 2005	8.59	0.23	(0.24)	(0.01)	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

166   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$7.39	0.99%		$74,616	1.15%	7.31%	1.30%	10%
7.59	(3.87	)(h)	79,217	1.12	7.54	1.32	48
8.60	12.82		83,790	1.12	7.42	1.31	69
8.23	4.39		62,622	1.11	7.51	1.30	47
8.29	9.47		68,636	1.12	7.22	1.33	68
8.17	10.96		75,885	1.12	7.37	1.33	58
7.92	18.64		82,386	1.14	8.86	1.35	52

7.41	0.80		23,106	1.80	6.66	1.80	10
7.60	(4.51	)(h)	26,052	1.78	6.88	1.82	48
8.61	12.19		35,667	1.77	6.78	1.81	69
8.23	3.92		35,105	1.76	6.86	1.80	47
8.29	8.71		39,697	1.77	6.58	1.93	68
8.18	10.23		39,488	1.76	6.71	1.98	58
7.93	17.90		32,796	1.79	8.20	2.00	52

7.40	0.79		28,208	1.80	6.66	1.80	10
7.59	(4.61	)(h)	29,517	1.78	6.88	1.82	48
8.61	12.05		29,953	1.77	6.77	1.81	69
8.24	4.04		25,650	1.76	6.86	1.80	47
8.29	8.55		28,348	1.77	6.57	1.93	68
8.19	10.35		35,344	1.76	6.70	1.98	58
7.93	17.88		30,857	1.79	8.23	2.00	52

7.42	1.26		37,131	0.85	7.64	0.85	10
7.61	(3.71	)(h)	18,807	0.86	7.83	0.86	48
8.63	10.90		8,732	0.86	7.57	0.86	69

7.41	1.25		2,055,121	0.90	7.56	1.05	10
7.60	(3.73	)(h)	1,544,252	0.87	7.81	1.06	48
8.62	13.18		1,038,528	0.87	7.67	1.06	69
8.24	4.53		960,421	0.86	7.77	1.05	47
8.30	9.74		988,281	0.87	7.47	1.01	68
8.18	11.22		1,043,708	0.86	7.59	0.98	58
7.93	18.90		715,924	0.89	9.23	1.00	52

7.41	1.29		99,645	0.80	7.66	0.80	10
7.60	(3.58	)(h)	77,356	0.81	7.87	0.81	48
8.61	13.12		64,497	0.81	7.74	0.81	69
8.24	4.60		58,131	0.80	7.95	0.80	47
8.30	(0.12)		40,477	0.79	7.91	0.85	68

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Intermediate Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.69	$0.25	(g)	$(0.34)	$(0.09)	$(0.25)	$10.35
Year Ended February 29, 2008	10.39	0.47	(g)	0.31	0.78	(0.48)	10.69
Year Ended February 28, 2007	10.32	0.47	(g)	0.07	0.54	(0.47)	10.39
July 1, 2005 through February 28, 2006 (e)	10.65	0.29		(0.29)	—	(0.33)	10.32
Year Ended June 30, 2005	10.63	0.40		0.12	0.52	(0.50)	10.65
Year Ended June 30, 2004	11.01	0.47		(0.37)	0.10	(0.48)	10.63
Year Ended June 30, 2003	10.70	0.57		0.32	0.89	(0.58)	11.01

Class B
Six Months Ended August 31, 2008 (Unaudited)	10.52	0.22	(g)	(0.33)	(0.11)	(0.22)	10.19
Year Ended February 29, 2008	10.23	0.41	(g)	0.30	0.71	(0.42)	10.52
Year Ended February 28, 2007	10.18	0.40	(g)	0.07	0.47	(0.42)	10.23
July 1, 2005 through February 28, 2006 (e)	10.51	0.26		(0.30)	(0.04)	(0.29)	10.18
Year Ended June 30, 2005	10.49	0.38		0.08	0.46	(0.44)	10.51
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	10.49
Year Ended June 30, 2003	10.59	0.49		0.32	0.81	(0.52)	10.88

Class C
Six Months Ended August 31, 2008 (Unaudited)	10.52	0.22	(g)	(0.33)	(0.11)	(0.22)	10.19
Year Ended February 29, 2008	10.24	0.41	(g)	0.29	0.70	(0.42)	10.52
Year Ended February 28, 2007	10.18	0.40	(g)	0.08	0.48	(0.42)	10.24
July 1, 2005 through February 28, 2006 (e)	10.51	0.26		(0.30)	(0.04)	(0.29)	10.18
Year Ended June 30, 2005	10.49	0.36		0.10	0.46	(0.44)	10.51
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	10.49
Year Ended June 30, 2003	10.59	0.50		0.31	0.81	(0.52)	10.88

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.68	0.26	(g)	(0.34)	(0.08)	(0.26)	10.34
Year Ended February 29, 2008	10.38	0.50	(g)	0.30	0.80	(0.50)	10.68
Year Ended February 28, 2007	10.31	0.49	(g)	0.08	0.57	(0.50)	10.38
July 1, 2005 through February 28, 2006 (e)	10.65	0.35		(0.34)	0.01	(0.35)	10.31
Year Ended June 30, 2005	10.62	0.55		0.01	0.56	(0.53)	10.65
Year Ended June 30, 2004	11.01	0.49		(0.37)	0.12	(0.51)	10.62
Year Ended June 30, 2003	10.70	0.59		0.33	0.92	(0.61)	11.01

Ultra
Six Months Ended August 31, 2008 (Unaudited)	10.68	0.27	(g)	(0.34)	(0.07)	(0.27)	10.34
Year Ended February 29, 2008	10.39	0.52	(g)	0.29	0.81	(0.52)	10.68
Year Ended February 28, 2007	10.32	0.51	(g)	0.07	0.58	(0.51)	10.39
July 1, 2005 through February 28, 2006 (e)	10.65	0.36		(0.33)	0.03	(0.36)	10.32
February 22, 2005 (f) through June 30, 2005	10.66	0.20		0.03	0.23	(0.24)	10.65

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

168   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(0.86)%	$107,623	0.83%	4.71%	0.98%	8%
7.70 (h)	114,132	0.83	4.56	0.97	9
5.42	124,797	0.83	4.56	0.96	5
0.02	146,206	0.83	4.77	0.98	5
4.99	173,146	0.83	4.48	1.10	10
0.91	238,399	0.83	4.27	1.17	17
8.52	334,574	0.83	5.24	1.17	24

(1.06)	45,218	1.40	4.14	1.48	8
7.09 (h)	50,873	1.40	3.99	1.47	9
4.70	61,674	1.40	4.00	1.46	5
(0.35)	82,765	1.40	4.20	1.48	5
4.46	102,614	1.46	3.86	1.70	10
0.20	132,372	1.48	3.62	1.82	17
7.85	185,642	1.48	4.54	1.82	24

(1.05)	35,362	1.40	4.14	1.48	8
7.00 (h)	39,468	1.40	3.99	1.47	9
4.80	39,100	1.40	4.00	1.46	5
(0.35)	54,879	1.40	4.20	1.48	5
4.43	68,296	1.46	3.83	1.71	10
0.19	121,399	1.48	3.62	1.82	17
7.85	186,110	1.48	4.56	1.82	24

(0.72)	646,139	0.58	4.95	0.73	8
7.95 (h)	656,511	0.58	4.81	0.72	9
5.68	730,909	0.58	4.82	0.71	5
0.11	914,815	0.58	5.02	0.73	5
5.37	941,813	0.58	4.70	0.79	10
1.11	1,525,275	0.58	4.51	0.82	17
8.79	1,362,926	0.58	5.51	0.82	24

(0.65)	126,526	0.40	5.13	0.48	8
8.09 (h)	121,338	0.40	4.99	0.47	9
5.84	127,554	0.40	4.99	0.46	5
0.31	120,779	0.40	5.20	0.48	5
2.16	134,005	0.40	5.28	0.43	10

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.97	$0.28	(g)	$(0.46)	$(0.18)	$(0.28)	$—	$(0.28)
Year Ended February 29, 2008	10.65	0.50		0.31	0.81	(0.49)	—	(0.49)
Year Ended February 28, 2007	10.54	0.47		0.10	0.57	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (e)	10.83	0.33		(0.29)	0.04	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.49		0.08	0.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	10.89	0.42		(0.08)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2003	11.00	0.60		(0.04)	0.56	(0.66)	(0.01)	(0.67)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.79	0.29	(g)	(0.46)	(0.17)	(0.29)	—	(0.29)
Year Ended February 29, 2008	10.48	0.52		0.31	0.83	(0.52)	—	(0.52)
Year Ended February 28, 2007	10.38	0.49		0.10	0.59	(0.49)	—	(0.49)
July 1, 2005 through February 28, 2006 (e)	10.67	0.34		(0.29)	0.05	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.61	0.42		0.17	0.59	(0.53)	—	(0.53)
Year Ended June 30, 2004	10.75	0.45		(0.10)	0.35	(0.49)	—	(0.49)
Year Ended June 30, 2003	10.89	0.62		(0.06)	0.56	(0.69)	(0.01)	(0.70)

Ultra
Six Months Ended August 31, 2008 (Unaudited)	10.79	0.30	(g)	(0.46)	(0.16)	(0.30)	—	(0.30)
Year Ended February 29, 2008	10.48	0.54		0.31	0.85	(0.54)	—	(0.54)
Year Ended February 28, 2007	10.38	0.50		0.10	0.60	(0.50)	—	(0.50)
July 1, 2005 through February 28, 2006 (e)	10.67	0.35		(0.29)	0.06	(0.35)	—	(0.35)
February 22, 2005 (f) through June 30, 2005	10.66	0.21		0.03	0.24	(0.23)	—	(0.23)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

170   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.51	(1.67)%		$15,997	0.65%	5.28%	0.99%	8%
10.97	7.88	(h)	18,011	0.65	4.70	0.98	16
10.65	5.60		14,063	0.65	4.46	0.98	18
10.54	0.35		13,826	0.65	4.68	0.97	16
10.83	5.40		15,077	0.65	4.50	0.92	25
10.77	3.07		7,681	0.65	4.23	0.82	12
10.89	5.17		13,783	0.65	3.84	0.89	35

10.33	(1.58)		96,386	0.40	5.53	0.74	8
10.79	8.18	(h)	96,870	0.40	4.94	0.73	16
10.48	5.83		111,656	0.40	4.71	0.73	18
10.38	0.54		103,491	0.40	4.92	0.72	16
10.67	5.70		123,104	0.40	4.54	0.55	25
10.61	3.30		1,530,225	0.40	4.12	0.54	12
10.75	5.30		1,137,661	0.40	5.56	0.55	35

10.33	(1.48)		900,249	0.25	5.68	0.49	8
10.79	8.33	(h)	882,516	0.25	5.09	0.48	16
10.48	5.97		829,330	0.25	4.83	0.48	18
10.38	0.62		1,177,895	0.25	5.08	0.47	16
10.67	2.30		1,135,323	0.25	5.19	0.46	25

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Short Duration Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.80	$0.20	(g)	$(0.21)	$(0.01)	$(0.19)	$10.60
Year Ended February 29, 2008	10.52	0.44	(g)	0.26	0.70	(0.42)	10.80
Year Ended February 28, 2007	10.43	0.39	(g)	0.10	0.49	(0.40)	10.52
July 1, 2005 through February 28, 2006 (e)	10.51	0.21		(0.08)	0.13	(0.21)	10.43
Year Ended June 30, 2005	10.62	0.28		(0.10)	0.18	(0.29)	10.51
Year Ended June 30, 2004	10.86	0.27		(0.23)	0.04	(0.28)	10.62
Year Ended June 30, 2003	10.72	0.35		0.18	0.53	(0.39)	10.86

Class B
Six Months Ended August 31, 2008 (Unaudited)	10.88	0.17	(g)	(0.20)	(0.03)	(0.16)	10.69
Year Ended February 29, 2008	10.60	0.39	(g)	0.26	0.65	(0.37)	10.88
Year Ended February 28, 2007	10.50	0.33	(g)	0.11	0.44	(0.34)	10.60
July 1, 2005 through February 28, 2006 (e)	10.59	0.17		(0.09)	0.08	(0.17)	10.50
Year Ended June 30, 2005	10.69	0.23		(0.09)	0.14	(0.24)	10.59
Year Ended June 30, 2004	10.93	0.22		(0.23)	(0.01)	(0.23)	10.69
Year Ended June 30, 2003	10.80	0.30		0.17	0.47	(0.34)	10.93

Class C
Six Months Ended August 31, 2008 (Unaudited)	10.87	0.17	(g)	(0.21)	(0.04)	(0.16)	10.67
Year Ended February 29, 2008	10.59	0.39	(g)	0.26	0.65	(0.37)	10.87
Year Ended February 28, 2007	10.49	0.33	(g)	0.11	0.44	(0.34)	10.59
July 1, 2005 through February 28, 2006 (e)	10.58	0.16		(0.08)	0.08	(0.17)	10.49
Year Ended June 30, 2005	10.68	0.22		(0.08)	0.14	(0.24)	10.58
Year Ended June 30, 2004	10.92	0.22		(0.23)	(0.01)	(0.23)	10.68
Year Ended June 30, 2003	10.79	0.30		0.17	0.47	(0.34)	10.92

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.80	0.21	(g)	(0.20)	0.01	(0.21)	10.60
Year Ended February 29, 2008	10.53	0.46	(g)	0.26	0.72	(0.45)	10.80
Year Ended February 28, 2007	10.44	0.41	(g)	0.10	0.51	(0.42)	10.53
July 1, 2005 through February 28, 2006 (e)	10.52	0.23		(0.08)	0.15	(0.23)	10.44
Year Ended June 30, 2005	10.63	0.32		(0.12)	0.20	(0.31)	10.52
Year Ended June 30, 2004	10.87	0.30		(0.23)	0.07	(0.31)	10.63
Year Ended June 30, 2003	10.73	0.39		0.17	0.56	(0.42)	10.87

Ultra
Six Months Ended August 31, 2008 (Unaudited)	10.81	0.22	(g)	(0.21)	0.01	(0.22)	10.60
Year Ended February 29, 2008	10.53	0.49	(g)	0.27	0.76	(0.48)	10.81
Year Ended February 28, 2007	10.44	0.44	(g)	0.10	0.54	(0.45)	10.53
July 1, 2005 through February 28, 2006 (e)	10.52	0.24		(0.07)	0.17	(0.25)	10.44
February 22, 2005 (f) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	10.52

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

172   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(0.06)%		$68,327	0.80%	3.64%	0.88%	21%
6.84	(h)	56,496	0.80	4.14	0.91	40
4.75		94,199	0.80	3.69	0.91	44
1.22		93,187	0.80	2.97	0.91	22
1.72		97,744	0.80	2.64	1.10	27
0.39		109,252	0.80	2.51	1.16	54
5.01		128,309	0.80	3.26	1.16	27

(0.25)		8,695	1.30	3.16	1.38	21
6.23	(h)	11,328	1.30	3.65	1.41	40
4.27		17,787	1.30	3.17	1.41	44
0.79		22,899	1.30	2.46	1.41	22
1.31		29,369	1.30	2.13	1.71	27
0.09		42,563	1.30	2.01	1.81	54
4.39		51,994	1.30	2.72	1.81	27

(0.33)		19,215	1.30	3.15	1.38	21
6.26	(h)	19,135	1.30	3.64	1.41	40
4.26		20,777	1.30	3.15	1.41	44
0.79		38,266	1.30	2.46	1.41	22
1.30		56,296	1.30	2.12	1.71	27
(0.10)		98,576	1.30	2.01	1.81	54
4.43		156,942	1.30	2.71	1.81	27

0.05		1,777,107	0.55	3.88	0.63	21
7.03	(h)	1,255,422	0.55	4.31	0.64	40
4.99		277,452	0.55	3.89	0.66	44
1.39		497,708	0.55	3.21	0.66	22
1.94		559,775	0.55	2.85	0.79	27
0.67		1,045,405	0.55	2.75	0.81	54
5.28		923,772	0.55	3.60	0.81	27

0.08		316,758	0.30	4.14	0.38	21
7.39	(h)	321,055	0.30	4.64	0.41	40
5.24		299,838	0.30	4.18	0.41	44
1.60		371,212	0.30	3.47	0.41	22
1.05		392,444	0.30	3.45	0.44	27

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Treasury & Agency Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$10.04	$0.13	(f)	$(0.10)	$0.03	$(0.12)	$—	$(0.12)
Year Ended February 29, 2008	9.72	0.42		0.31	0.73	(0.41)	—	(0.41)
Year Ended February 28, 2007	9.75	0.46		(0.03)	0.43	(0.46)	—	(0.46)
July 1, 2005 through February 28, 2006 (e)	10.00	0.32		(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42		(0.20)	0.22	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2004	10.76	0.35		(0.40)	(0.05)	(0.35)	(0.05)	(0.40)
Year Ended June 30, 2003	10.33	0.38		0.43	0.81	(0.38)	—	(0.38)

Class B
Six Months Ended August 31, 2008 (Unaudited)	10.03	0.10	(f)	(0.11)	(0.01)	(0.09)	—	(0.09)
Year Ended February 29, 2008	9.71	0.42		0.26	0.68	(0.36)	—	(0.36)
Year Ended February 28, 2007	9.74	0.43		(0.05)	0.38	(0.41)	—	(0.41)
July 1, 2005 through February 28, 2006 (e)	9.99	0.29		(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38		(0.21)	0.17	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2004	10.75	0.31		(0.41)	(0.10)	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2003	10.32	0.33		0.43	0.76	(0.33)	—	(0.33)

Select Class
Six Months Ended August 31, 2008 (Unaudited)	10.02	0.14	(f)	(0.09)	0.05	(0.14)	—	(0.14)
Year Ended February 29, 2008	9.70	0.44		0.31	0.75	(0.43)	—	(0.43)
Year Ended February 28, 2007	9.74	0.48		(0.04)	0.44	(0.48)	—	(0.48)
July 1, 2005 through February 28, 2006 (e)	9.99	0.33		(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44		(0.19)	0.25	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2004	10.75	0.37		(0.39)	(0.02)	(0.38)	(0.05)	(0.43)
Year Ended June 30, 2003	10.32	0.41		0.43	0.84	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Calculated based on average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

174   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.95	0.31%	$80,045	0.70%	2.52%	0.93%	21%
10.04	7.71 (g)	77,234	0.69	4.33	1.01	83
9.72	4.48	69,390	0.70	4.70	1.03	10
9.75	0.71	77,632	0.70	4.83	1.03	20
10.00	2.22	82,360	0.67	4.05	0.99	22
10.31	(0.52)	91,714	0.65	3.30	0.95	23
10.76	7.97	126,395	0.65	3.61	0.95	33

9.93	(0.05)	4,976	1.20	2.04	1.42	21
10.03	7.17 (g)	6,691	1.20	3.96	1.52	83
9.71	3.97	10,948	1.20	4.19	1.53	10
9.74	0.39	16,720	1.20	4.34	1.53	20
9.99	1.70	23,012	1.17	3.45	1.60	22
10.30	(1.02)	49,443	1.15	2.80	1.60	23
10.75	7.45	79,108	1.15	3.10	1.60	33

9.93	0.46	948,319	0.45	2.73	0.68	21
10.02	8.01 (g)	620,461	0.43	3.98	0.74	83
9.70	4.65	67,699	0.45	4.95	0.78	10
9.74	0.87	48,965	0.45	5.07	0.79	20
9.99	2.48	45,461	0.42	4.30	0.67	22
10.30	(0.23)	49,053	0.40	3.55	0.60	23
10.75	8.28	51,797	0.40	3.86	0.60	33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Ultra Short Duration Bond Fund
Class A
Six Months Ended August 31, 2008 (Unaudited)	$9.31	$0.18	(g)	$(0.59)	$(0.41)	$(0.19)	$8.71
Year Ended February 29, 2008	9.77	0.46		(0.46)	—	(0.46)	9.31
Year Ended February 28, 2007	9.74	0.45		0.03	0.48	(0.45)	9.77
July 1, 2005 through February 28, 2006 (e)	9.83	0.26		(0.08)	0.18	(0.27)	9.74
Year Ended June 30, 2005	9.89	0.27		(0.04)	0.23	(0.29)	9.83
Year Ended June 30, 2004	9.97	0.20		(0.05)	0.15	(0.23)	9.89
Year Ended June 30, 2003	9.95	0.24		0.04	0.28	(0.26)	9.97

Class B
Six Months Ended August 31, 2008 (Unaudited)	9.24	0.16	(g)	(0.59)	(0.43)	(0.17)	8.64
Year Ended February 29, 2008	9.70	0.38		(0.43)	(0.05)	(0.41)	9.24
Year Ended February 28, 2007	9.67	0.38		0.05	0.43	(0.40)	9.70
July 1, 2005 through February 28, 2006 (e)	9.76	0.22		(0.08)	0.14	(0.23)	9.67
Year Ended June 30, 2005	9.82	0.21		(0.03)	0.18	(0.24)	9.76
Year Ended June 30, 2004	9.90	0.14		(0.04)	0.10	(0.18)	9.82
Year Ended June 30, 2003	9.89	0.19		0.03	0.22	(0.21)	9.90

Class C
Six Months Ended August 31, 2008 (Unaudited)	9.23	0.16	(g)	(0.59)	(0.43)	(0.17)	8.63
Year Ended February 29, 2008	9.68	0.38		(0.42)	(0.04)	(0.41)	9.23
Year Ended February 28, 2007	9.66	0.38		0.04	0.42	(0.40)	9.68
July 1, 2005 through February 28, 2006 (e)	9.75	0.22		(0.08)	0.14	(0.23)	9.66
Year Ended June 30, 2005	9.81	0.21		(0.03)	0.18	(0.24)	9.75
Year Ended June 30, 2004	9.89	0.14		(0.04)	0.10	(0.18)	9.81
Year Ended June 30, 2003	9.88	0.19		0.03	0.22	(0.21)	9.89

Select Class
Six Months Ended August 31, 2008 (Unaudited)	9.31	0.19	(g)	(0.59)	(0.40)	(0.20)	8.71
Year Ended February 29, 2008	9.77	0.49		(0.47)	0.02	(0.48)	9.31
Year Ended February 28, 2007	9.74	0.47		0.03	0.50	(0.47)	9.77
July 1, 2005 through February 28, 2006 (e)	9.83	0.27		(0.08)	0.19	(0.28)	9.74
Year Ended June 30, 2005	9.88	0.29		(0.03)	0.26	(0.31)	9.83
Year Ended June 30, 2004	9.97	0.23		(0.06)	0.17	(0.26)	9.88
Year Ended June 30, 2003	9.95	0.27		0.04	0.31	(0.29)	9.97

Ultra
Six Months Ended August 31, 2008 (Unaudited)	9.32	0.20	(g)	(0.60)	(0.40)	(0.21)	8.71
Year Ended February 29, 2008	9.77	0.50		(0.45)	0.05	(0.50)	9.32
Year Ended February 28, 2007	9.75	0.49		0.02	0.51	(0.49)	9.77
July 1, 2005 through February 28, 2006 (e)	9.83	0.27		(0.06)	0.21	(0.29)	9.75
February 22, 2005 (f) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	9.83

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

176   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(4.42)%		$69,673	0.70%	4.05%	0.92%	0%
(0.06	)(h)	104,590	0.70	4.70	0.91	15
5.03		121,385	0.70	4.53	0.91	26
1.81		219,258	0.70	3.81	0.91	9
2.36		281,966	0.70	2.67	1.05	26
1.53		362,796	0.70	1.97	1.12	46
2.83		366,214	0.70	2.34	1.12	36

(4.72)		12,092	1.20	3.55	1.42	0
(0.56	)(h)	18,797	1.20	4.20	1.41	15
4.54		32,930	1.20	4.04	1.41	26
1.46		48,750	1.20	3.31	1.41	9
1.87		62,135	1.20	2.18	1.65	26
1.02		81,758	1.20	1.48	1.77	46
2.28		101,749	1.20	1.84	1.77	36

(4.71)		102,736	1.20	3.55	1.42	0
(0.47	)(h)	145,000	1.20	4.20	1.41	15
4.45		242,277	1.20	4.04	1.41	26
1.46		338,830	1.20	3.31	1.41	9
1.88		438,955	1.20	2.17	1.66	26
1.03		604,084	1.20	1.48	1.77	46
2.39		741,134	1.20	1.82	1.77	36

(4.30)		282,959	0.45	4.30	0.67	0
0.18	(h)	352,600	0.45	4.95	0.66	15
5.29		565,561	0.45	4.79	0.66	26
1.96		668,770	0.45	4.07	0.66	9
2.71		764,427	0.45	2.91	0.74	26
1.69		1,144,000	0.45	2.22	0.77	46
3.12		1,127,169	0.45	2.61	0.77	36

(4.29)		276,389	0.25	4.50	0.42	0
0.51	(h)	573,714	0.25	5.15	0.41	15
5.37		648,283	0.25	5.01	0.41	26
2.20		474,681	0.25	4.30	0.41	9
1.11		425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   177

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Core Bond Fund	Class A, Class B, Class C, Class R5, Select Class and Ultra
Core Plus Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Government Bond Fund	Class A, Class B, Class C and Select Class
High Yield Bond Fund	Class A, Class B, Class C, Class R5, Select Class and Ultra
Intermediate Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Treasury & Agency Fund	Class A, Class B and Select Class
Ultra Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Duration Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R5, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into three broad levels listed below.

178   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Core Bond Fund
Level 1	$314,444	$—	$—
Level 2	4,669,239	—	—
Level 3	368	—	—
Total	$4,984,051	$—	$—
Core Plus Bond Fund
Level 1	$41,143	$—	$(5)
Level 2	943,065	—	(139)
Level 3	1,474	—	—
Total	$985,682	$—	$(144)
Government Bond Fund
Level 1	$88,156	$—	$—
Level 2	952,295	—	—
Level 3	—	—	—
Total	$1,040,451	$—	$—
High Yield Bond Fund
Level 1	$345,350	$—	$—
Level 2	2,158,691	—	—
Level 3	15,492	—	—
Total	$2,519,533	$—	$—
Intermediate Bond Fund
Level 1	$64,183	$—	$—
Level 2	948,367	—	—
Level 3	—	—	—
Total	$1,012,550	$—	$—
Mortgage-Backed Securities Fund
Level 1	$27,184	$—	$—
Level 2	986,050	—	—
Level 3	—	—	—
Total	$1,013,234	$—	$—
Short Duration Bond Fund
Level 1	$306,743	$—	$—
Level 2	2,225,203	—	—
Level 3	—	—	—
Total	$2,531,946	$—	$—
Treasury & Agency Fund
Level 1	$444,682	$—	$—
Level 2	773,740	—	—
Level 3	—	—	—
Total	$1,218,422	$—	$—

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   179

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Ultra Short Duration Bond Fund
Level 1	$91,679	$—	$(214)
Level 2	621,218	—	—
Level 3	27,865	—	—
Total	$740,762	$—	$(214)

*	Other financial instruments may include futures, forwards and swap contracts.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities	Other Financial Instruments*
Core Bond Fund
Balance as of 2/29/08	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net amortization/accretion	—	—
Net purchases (sales)	—	—
Net transfers in (out) of Level 3	368	—
Balance as of 8/31/08	$368	$—
Core Plus Bond Fund
Balance as of 2/29/08	$50	$—
Realized gain (loss)	(110)	—
Change in unrealized appreciation (depreciation)	81	—
Net amortization/accretion	—	—
Net purchases (sales)	(2)	—
Net transfers in (out) of Level 3	1,455	—
Balance as of 8/31/08	$1,474	$—
High Yield Bond Fund
Balance as of 2/29/08	$6,112	$—
Realized gain (loss)	16	—
Change in unrealized appreciation (depreciation)	(86)	—
Net amortization/accretion	15	—
Net purchases (sales)	(426)	—
Net transfers in (out) of Level 3	9,861	—
Balance as of 8/31/08	$15,492	$—
Ultra Short Duration Bond Fund
Balance as of 2/29/08	$7,466	$—
Realized gain (loss)	(6,885)	—
Change in unrealized appreciation (depreciation)	6,358	—
Net amortization/accretion	— (a)	—
Net purchases (sales)	(2,350)	—
Net transfers in (out) of Level 3	23,276	—
Balance as of 8/31/08	$27,865	$—

*	Other financial instruments may include futures, forwards and swap contracts.

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

(a)	Amount rounds to less than $1,000.

180   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

B.  Transactions with Affiliates — An affiliated issuer may be considered one which is under common control with a Fund. The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

For the purposes of the report, the Funds assume the following to be affiliated issuers (amounts in thousands):

	For the six-months ended August 31, 2008
Affiliate	Value at 2/29/08	Purchase Cost	Sales Cost	Realized Gain/Loss	Dividend/Interest Income	Shares/ Principal Amount($) at 8/31/2008	Value at 8/31/2008
Core Bond Fund
Bear Stearns Cos., Inc. (The), 3.25%, 3/25/09*	$6,215	$—	$—	$—	$103	$6,321	$6,302
Bear Stearns Cos., Inc. (The), 5.70%, 11/15/14*	956	—	—	—	29	$1,000	976
Bear Stearns Cos., Inc. (The), 6.40%, 10/02/17*	2,442	—	—	—	85	$2,650	2,605
Bear Stearns Cos., Inc. (The), 7.25%, 2/01/18*	1,116	—	—	—	42	$1,150	1,191
JPMorgan Liquid Assets Money Market Fund, Institutional Class	217,033	712,023	667,550	—	3,002	261,506	261,506
	$227,762			$—	$3,261		$272,580
Core Plus Bond Fund
Bear Stearns Cos., Inc. (The), 3.25%, 03/25/09*	$983	$—	$996	$3	$14	—	$—
Bear Stearns Cos., Inc. (The), 4.50% 10/28/10*	1,972	—	—	—	45	$2,000	1,995
Bear Stearns Cos., Inc. (The), 6.40%, 10/02/17*	866	—	—	—	30	$940	924
Bear Stearns Cos., Inc. (The), 7.25%, 2/01/18*	359	—	—	—	14	$370	384
JPMorgan Liquid Assets Money Market Fund, Institutional Class	21,749	109,310	130,696	—	159	363	363
	$25,929			$3	$262		$3,666
Government Bond Fund
JPMorgan U.S. Government Money Market Fund, Institutional Class	$37,838	$175,900	$167,156	$—	$633	46,582	$46,582
	$37,838			$—	$633		$46,582
High Yield Bond Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$128,108	$371,496	$345,992	$—	$1,635	153,612	$153,612
	$128,108			$—	$1,635		$153,612
Intermediate Bond Fund
Bear Stearns Cos., Inc. (The), 3.25%, 03/25/09*	$4,704	$—	$—	$—	$78	$4,785	$4,771
Bear Stearns Cos., Inc. (The), 7.25%, 02/01/18*	243	—	—	—	9	$250	259
JPMorgan Liquid Assets Money Market Fund, Institutional Class	23,034	123,127	124,188	—	254	21,975	21,975
	$27,981			$—	$341		$27,005
Mortgage-Backed Securities Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$32,654	$137,318	$142,788	$—	$535	27,184	$27,184
	$32,654			$—	$535		$27,184
Short Duration Bond Fund
Bear Stearns Cos., Inc. (The), 2.88%, 07/02/08*	$992	$—	$1,000	$—	$10	—	$—
Bear Stearns Cos., Inc. (The), 4.50%, 10/28/10*	986	—	—	—	23	$1,000	998
Bear Stearns Cos., Inc. (The), 4.55%, 06/23/10*	493	—	—	—	11	$500	501
JPMorgan Government Money Market Fund, Institutional Class	60,178	534,078	492,954		1,336	101,302	101,302
	$62,649			$—	$1,380		$102,801

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   181

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

	For the six-months ended August 31, 2008
Affiliate	Value at 2/29/08		Purchase Cost	Sales Cost	Realized Gain/Loss	Dividend/Interest Income	Shares/ Principal Amount($) at 8/31/2008		Value at 8/31/2008
Treasury & Agency Fund
JPMorgan Federal Money Market Fund	$178,126		$289,272	$216,178	$—	$—	251,220		$251,220
JPMorgan 100% US Treasury Securities Money Market Fund, Institutional Class	—	(a)	—	—	—	2,082	—	(a)	—	(a)
	$178,126				$—	$2,082			$251,220
Ultra Short Duration Bond Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$159,869		$301,228	$369,418	$—	$1,092	91,679		$91,679
	$159,869				$—	$1,092			$91,679

*	Security was purchased prior to its affiliation with JPMorgan Chase & Co.

C.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of August 31, 2008 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$16,724	0.35%
Core Plus Bond Fund	15,189	1.60
High Yield Bond Fund	68,914	2.98
Intermediate Bond Fund	478	0.05
Mortgage-Backed Securities Fund	4,365	0.43
Short Duration Bond Fund	40,044	1.83
Ultra Short Duration Bond Fund	65,329	8.78

D.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

E.  Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, a Fund has direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the senior loan in which it has purchased the loan participation.

F.  Unfunded Commitments — The Funds may enter into commitments to buy and sell investments including commitments to buy loan assignments and participations to settle on future dates as part of their normal investment activities. The unrealized appreciation/depreciation from unfunded commitments is reported in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

182   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

At August 31, 2008, the Core Plus Bond Fund and High Yield Bond Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

Core Plus Bond Fund Security Description	Value
Community Health Systems, Inc. Term Loan	$33
Fontainebleau Nevada Resort Term Loan	389
Lyondell Chemical Term Loan	824
$1,246

High Yield Bond Fund Security Description	Value
Calpine Corp. First Priority Term Loan	$1,392
Community Health Systems, Inc. Term Loan	208
Fontainebleau Las Vegas Resort Term Loan	519
Fontainebleau Nevada Resort Term Loan	908
Lyondell Chemical Term Loan	7,949
Newport Television LLC Term Loan	3,189
WM Wrigley, Jr. Term Loan	1,005
WMG Acquisition Term Loan	3,745
$18,915

G.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2008, the Core Plus Bond Fund and the Ultra Short Duration Bond Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

H.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

I.  Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, credit default, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   183

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

payment or termination of the swap agreements. Swap agreements are stated at fair value and the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in these transactions. Other risks associated with these contracts include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return if there is a negative credit event. The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a level of protection against defaults of the issuers as this will reduce the risk where the funds holds or has exposure to the referenced obligation. The Funds also may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Funds may enter into credit default contracts where one party, the protection buyer, makes a periodic payment or pays a premium to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. The Funds, as the protection seller, would effectively add leverage to their portfolios because, in addition to its net assets, the Funds would be subject to investment exposure on the notional amount of the swap. A premium received by the Funds, as the protection seller, is recorded as a liability on the Funds’ books. A premium paid by the Funds, as the protection buyer, is recorded as an asset on the Funds’ books. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Payments received or made as a result of a credit event are recognized, net of a proportional amount of the premium, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the Funds could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Funds may be unable to close out their position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The Funds could be exposed to documentation risk, where the counterparty disagrees as to the meaning of the contractual terms in the agreement. In the event that the referenced obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Credit default swap agreements on credit indices involve one party making periodic payments to another party in exchange for the right to receive a specified return if there is a credit event of all or part of the reference entities comprising the credit index. A credit index is list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. These indices are made up of references credits that are judged by a poll of investment banks to be the most liquid entities in the swap market based on the sector of the index. Components of the indices are representative of certain segments that include, but are not limited to, credit default swaps on investment grade securities, high yield securities, and asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index. The composition of the indices changes about every six months, and for most indices, each name has an equal weight in the index.

Premiums paid/received by the Funds are recorded as an asset and/or liability on the Statement of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

As of August 31, 2008, the Core Plus Bond Fund had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

J.  Securities Lending — To generate additional income, each Fund (except the Ultra Short Duration Bond Fund) may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended August 31, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

184   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of August 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the six months then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
Core Bond Fund	$148,073	$150,572	$41
Core Plus Bond Fund	39,610	40,541	7
Government Bond Fund	40,669	41,574	17
High Yield Bond Fund	222,355	227,524	39
Intermediate Bond Fund	54,073	55,061	9
Short Duration Bond Fund	324,004	330,284	63
Treasury & Agency Fund	189,697	193,462	31

K.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

L.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

M.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

N.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

O.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

P.  Redemption Fees — Generally, shares of the High Yield Bond Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Bond Fund and are credited to paid in capital.

Q.  Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   185

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Bond Fund	0.65
Intermediate Bond Fund	0.30
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Treasury & Agency Fund	0.30
Ultra Short Duration Bond Fund	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for six months ended August 31, 2008 were as follows (amounts in thousands):

Core Bond Fund	$197
Core Plus Bond Fund	10
Government Bond Fund	52
High Yield Bond Fund	107
Intermediate Bond Fund	16
Mortgage-Backed Securities Fund	35
Short Duration Bond Fund	111
Treasury & Agency Fund	260
Ultra Short Duration Bond Fund	71

(a)  Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2008, the annualized effective rate of each Fund’s average daily net assets is 0.10%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

186   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Core Bond Fund	$418	$191
Core Plus Bond Fund	13	8
Government Bond Fund	102	71
High Yield Bond Fund	12	73
Intermediate Bond Fund	8	19
Mortgage-Backed Securities Fund	1	—
Short Duration Bond Fund	5	1
Treasury & Agency Fund	11	29
Ultra Short Duration Bond Fund	1	15

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Ultra
Core Bond Fund	0.25%	0.25%	0.25%	0.05%	0.25%	n/a
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
High Yield Bond Fund	0.25	0.25	0.25	0.05	0.25	n/a
Intermediate Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	0.25	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Treasury & Agency Fund	0.25	0.25	n/a	n/a	0.25	n/a
Ultra Short Duration Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Ultra
Core Bond Fund	0.75%	1.46%	1.46%	0.53%	0.60%	0.48%
Core Plus Bond Fund	0.92	1.57	1.57	n/a	0.67	0.45
Government Bond Fund	0.75	1.48	1.48	n/a	0.55	n/a
High Yield Bond Fund	1.15	1.80	1.80	0.86	0.90	0.81
Intermediate Bond Fund	0.83	1.48	1.48	n/a	0.58	0.48
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	0.40	0.25

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   187

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

	Class A	Class B	Class C	Class R5	Select Class	Ultra
Short Duration Bond Fund	0.80	1.30	1.30	n/a	0.55	0.44
Treasury & Agency Fund	0.70	1.20	n/a	n/a	0.45	n/a
Ultra Short Duration Bond Fund	0.70	1.20	1.20	n/a	0.45	0.44

The contractual expense limitation agreements were in effect for the six months ended August 31, 2008. The contractual expense limitation percentages in the table above are in place until at least June 30, 2009.

For the six months ended August 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$929	$438	$1,281	$2,648
Core Plus Bond Fund	—	96	145	241
Government Bond Fund	—	53	930	983
High Yield Bond Fund	—	—	1,407	1,407
Intermediate Bond Fund	83	254	271	608
Mortgage-Backed Securities Fund	999	224	57	1,280
Short Duration Bond Fund	572	161	—	733
Treasury & Agency Fund	—	116	819	935
Ultra Short Duration Bond Fund	295	223	135	653

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$236	$111	$—	$347
Core Plus Bond Fund	—	1	—	1
Government Bond Fund	—	54	126	180
Intermediate Bond Fund	15	53	—	68
Short Duration Bond Fund	86	24	—	110
Ultra Short Duration Bond Fund	184	132	—	316

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officers’ fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2008, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

188   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

4. Investment Transactions

During the six months ended August 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$787,857	$238,714	$70,890	$117,654
Core Plus Bond Fund	125,192	89,364	9,215	33,584
Government Bond Fund	92,739	27,834	52,031	25,737
High Yield Bond Fund	774,634	198,793	—	—
Intermediate Bond Fund	71,730	60,009	16,124	17,189
Mortgage-Backed Securities Fund	135,814	73,964	—	460
Short Duration Bond Fund	985,659	207,823	44	166,116
Treasury & Agency Fund	57,790	1,318	499,176	105,150
Ultra Short Duration Bond Fund	—	313,665	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$5,029,109	$95,897	$140,955	$(45,058)
Core Plus Bond Fund	1,007,333	23,537	45,188	(21,651)
Government Bond Fund	1,006,702	41,106	7,357	33,749
High Yield Bond Fund	2,710,733	13,674	204,874	(191,200)
Intermediate Bond Fund	1,020,328	17,823	25,601	(7,778)
Mortgage-Backed Securities Fund	1,029,982	21,833	38,581	(16,748)
Short Duration Bond Fund	2,538,361	13,486	19,901	(6,415)
Treasury & Agency Fund	1,211,584	7,712	874	6,838
Ultra Short Duration Bond Fund	850,331	3,103	112,672	(109,569)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2008, or at any time during the period then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   189

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2008 (Unaudited) (continued)

For Core Plus Bond Fund, Intermediate Bond Fund, High Yield Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund, one or more affiliates of the Funds’ investment adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’, assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

The High Yield Bond Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Bond Fund invests at least 80% of its net assets in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMIA entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were a series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOAI to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates ”means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Fund contained in this annual report is the Government Bond Fund, and the Reduced Rate was implemented September 27, 2004.

9. Subsequent Event

Lehman Brothers Holdings Inc. filed for bankruptcy on September 15, 2008, subsequent to the reporting period. The reported values of the Funds’ positions as of August 31, 2008 in securities of Lehman or its affiliates and in derivatives to which Lehman or its affiliates is a counterparty do not reflect these developments or portfolio transactions after August 31, 2008.

190   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2008, and continued to hold your shares at the end of the reporting period, August 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$986.20	$3.75	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	982.80	7.00	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	983.20	7.00	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R5
Actual	1,000.00	988.60	2.26	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	987.90	3.01	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Ultra
Actual	1,000.00	988.70	2.01	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   191

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual	$1,000.00	$983.60	$4.60	0.92%
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class B
Actual	1,000.00	979.80	7.24	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Class C
Actual	1,000.00	980.10	7.24	1.45
Hypothetical	1,000.00	1,017.90	7.37	1.45
Select Class
Actual	1,000.00	983.60	3.35	0.67
Hypothetical	1,000.00	1,021.83	3.41	0.67
Ultra
Actual	1,000.00	984.80	2.25	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

Government Bond Fund
Class A
Actual	1,000.00	995.90	3.77	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	992.30	7.43	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class C
Actual	1,000.00	991.60	7.43	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Select Class
Actual	1,000.00	996.40	2.42	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

High Yield Bond Fund
Class A
Actual	1,000.00	1,009.90	5.83	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class B
Actual	1,000.00	1,008.00	9.06	1.80
Hypothetical	1,000.00	1,016.18	9.10	1.80
Class C
Actual	1,000.00	1,007.90	9.06	1.80
Hypothetical	1,000.00	1,016.18	9.10	1.80
Class R5
Actual	1,000.00	1,012.60	4.31	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,012.50	4.57	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Ultra
Actual	1,000.00	1,012.90	4.06	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80

192   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Intermediate Bond Fund
Class A
Actual	$1,000.00	$991.40	$4.17	0.83%
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class B
Actual	1,000.00	989.40	7.02	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class C
Actual	1,000.00	989.50	7.02	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Select Class
Actual	1,000.00	992.80	2.91	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Ultra
Actual	1,000.00	993.50	2.01	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	983.30	3.25	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Select Class
Actual	1,000.00	984.20	2.00	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40
Ultra
Actual	1,000.00	985.20	1.25	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Short Duration Bond Fund
Class A
Actual	1,000.00	999.40	4.03	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class B
Actual	1,000.00	997.50	6.55	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	996.70	6.54	1.30
Hypothetical	1,000.00	1,018.60	6.61	1.30
Select Class
Actual	1,000.00	1,000.50	2.77	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Ultra
Actual	1,000.00	1,000.80	1.51	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   193

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2008	Ending Account Value, August 31, 2008	Expenses Paid During March 1, 2008 to August 31, 2008*	Annualized Expense Ratio
Treasury & Agency Fund
Class A
Actual	$1,000.00	$1,003.10	$3.53	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class B
Actual	1,000.00	999.50	6.05	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,004.60	2.27	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

Ultra Short Duration Bond Fund
Class A
Actual	1,000.00	955.80	3.45	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class B
Actual	1,000.00	952.80	5.91	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	952.90	5.91	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	957.00	2.22	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Ultra
Actual	1,000.00	957.10	1.23	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365(to reflect the one-half year period).

194   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

Board Approval of Investment Advisory Agreements
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   195

Board Approval of Investment Advisory Agreements
(Unaudited) (continued)

investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Bond Fund, Intermediate Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, Treasury & Agency Fund, and Ultra Short Duration Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Core Bond Fund’s performance was in the third, second and first quintiles for Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

196   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

The Trustees noted the Core Plus Bond Fund’s performance was in the second quintile for Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Government Bond Fund’s performance was in the first quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the High Yield Bond Fund’s performance was in the third, first and second quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intermediate Bond Fund’s performance was in the second, second and first quintiles for Class A shares and in the second, first and first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mortgage-Backed Securities Fund’s performance was in the second, first and first quintiles for the Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Short Duration Bond Fund’s performance was in the third, second and second quintiles for the Class A shares and in the second, first and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Treasury & Agency Fund’s performance was in the fourth, fourth and second quintiles for the Class A shares and in the third, second and first quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Ultra Short Duration Bond Fund’s performance was in the fifth, fourth and fourth quintiles for the Class A shares and in the fifth, fourth and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s net advisory fee for the Class A and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the third quintile of its Universe Group. The

AUGUST 31, 2008        JPMORGAN INCOME FUNDS   197

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Core Plus Bond Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Government Bond Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the High Yield Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intermediate Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mortgage-Backed Securities Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Short Duration Bond Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Treasury & Agency Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Ultra Short Duration Bond Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

198   JPMORGAN INCOME FUNDS        AUGUST 31, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. August 2008.	SAN-INC2-808

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

 (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:

/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 5, 2008

By:

/s/____________________________

Patricia A. Maleski

Principal Financial Officer

November 5, 2008